                              SEASONS SERIES TRUST

                               ------------------

                                 ANNUAL REPORT
                                 MARCH 31, 2002

                             [Seasons Select Logo]

DEAR INVESTOR:

  We are pleased to present the annual report for the SEASONS SERIES TRUST, the underlying investment for the SEASONS FAMILY OF VARIABLE ANNUITIES issued by Anchor National Life Insurance Company. To review the investment environment for the past twelve-month period ended March 31, 2002, we have provided you with commentary on the state of the economy and financial markets. In addition, the world-class money management firms that manage your SEASONS VARIABLE ANNUITY investment have contributed their views on the U.S. equity, U.S. fixed-income and global markets.

U.S. ECONOMIC OVERVIEW

  The twelve-month reporting period proved to be another difficult one for the markets. For the first time since 1973 - 74, investors endured a negative return in the Standard and Poors 500 (S&P 500) Index during calendar years 2000 and 2001. Events such as the September 11 terrorist attacks and the accounting scandals at major companies shook investor confidence to its core.

  The economy began to show signs of a recovery during the fourth quarter of 2001 and the first quarter of 2002. Helped by an active Federal Reserve Board, which cut interest rates eight times (325 basis points) during the reporting period, the economy seemed to be climbing out of its recession. Wellington Management Company reported that the industrial sector was growing again after nineteen months of decline, and noted that consumer spending has been resilient. However, struggling corporate earnings and an elusive solution to the Middle Eastern conflict are just a few of the concerns investors have about the near term investment environment.

  Outlook from Fred Alger Management

  "WE SEE THE MARKETS RISING SLOWLY IN THE NEAR FUTURE, HALTING UNDER 11,000 FOR THE DOW JONES INDUSTRIAL AVERAGE AND HOVERING IN THE LOW 2000 RANGE FOR THE NASDAQ. WE DO THINK THE EQUITY INDICES HAVE THE POTENTIAL TO REACH MUCH HIGHER LEVELS LATER IN THE YEAR. ON THE NEGATIVE SIDE, INTERNATIONAL CRISES SUCH AS THE BOILING SITUATION IN THE MIDDLE EAST STILL HAVE THE CAPACITY TO UNSETTLE WALL STREET, AND RISING ENERGY PRICES COULD BE A DRAG ON THE ECONOMY. BUT OVERALL, WE BELIEVE THE ECONOMIC SITUATION IS GOOD AND GETTING BETTER, AND THE MARKETS WILL FOLLOW THAT TREND."

  Outlook from Wellington Management Company

  "CONSUMER SPENDING HAS REMAINED RESILIENT, HELPED BY TAX CUTS, LOWER INTEREST RATES, AND A SLOWER PACE OF LAYOFF ACTIVITY. WE BELIEVE THERE ARE EVEN SIGNS OF TECHNOLOGY DEMAND INCREASING. IF CORPORATE EARNINGS START TO SHOW SIGNS OF RECOVERY AND INFLATION REMAINS LOW, WE MAY SEE THE FEDERAL RESERVE RAISE SHORT-TERM INTEREST RATES ONCE THEY FEEL THE RECOVERY IS ON SOLID FOOTING."

  Outlook from Putnam Investments

  "THE GLOBAL ECONOMIC REBOUND THAT HAS TAKEN HOLD OVER THE PAST SEVERAL MONTHS HAS LED OUR ECONOMISTS TO RAISE THEIR GROWTH ESTIMATES FOR THE COMING YEAR. WE EXPECT THAT STRONGER INVESTMENT SPENDING WILL MORE THAN OFFSET A MODERATION IN CONSUMPTION GROWTH."

  Outlook from AIG Global Investment Corp.

  "WE BELIEVE THAT A NEW UNCERTAINTY HAS ENTERED THE ECONOMIC PICTURE. ESCALATING MIDDLE EAST VIOLENCE HAS CAUSED OIL PRICES TO RISE. THIS COMBINED WITH THE POTENTIAL FOR RISING INTEREST RATES MIGHT DAMPEN THE PROFIT RECOVERY. HOW EVENTS UNFOLD IN THIS VOLATILE REGION COULD CREATE A BUMPY RIDE FOR THE STOCK MARKET IN THE NEXT FEW MONTHS. ABSENT FURTHER ESCALATION, WE REMAIN VERY OPTIMISTIC ABOUT THE ECONOMIC OUTLOOK AND BELIEVE OPPORTUNITIES CAN BE FOUND AMONG INDIVIDUAL STOCKS."

                                                                ----------------

U.S. EQUITY MARKET OVERVIEW

  For the reporting period ended March 31, 2002, the S&P 500 Index returned 0.2%. The U.S. equity markets began the first nine months of 2001 trying to stave off a recession marked by a slowing economy and dismal corporate earnings reports. The technology sector's weakness spread to other groups, including manufacturing and financials. The tragic events of September 11 plunged the equity markets into a full blown crisis that included a four-day suspension of trading following the terrorist attacks.

  Despite these setbacks, the equity markets rallied in the fourth quarter of 2001. SunAmerica Asset Management Corp. notes that nine of the S&P 500's eleven sectors delivered positive returns during this period, with five of them posting double-digit returns. Jennison Associates also points out that GDP growth came in at a strong 1.7% for the three month period. Following this strong rally, stocks held steady in the first quarter of 2002 as investors weighed the positive signs of a recovery against concerns regarding the quality of corporate earnings reports. Overall, value stocks significantly outperformed growth stocks for the second straight year, and small companies outperformed large companies, as the Russell 2000 gained 14% for the reporting period.

  Outlook from SunAmerica Asset Management Corp.

  "AT PRESENT, THE EQUITY MARKET IS CAUGHT IN A TRADING RANGE AS IT CONSIDERS THE REALITY OF AN ECONOMIC RECOVERY AND THE EXPECTATION THAT THE FEDERAL RESERVE WILL RAISE INTEREST RATES. WE CONTINUE TO BELIEVE THAT THE MARKET REACHED A BOTTOM ON SEPTEMBER 21, 2001, AND THAT CORPORATE EARNINGS WILL EXPAND THROUGHOUT 2002. IN FACT, OUR CURRENT EXPECTATIONS ARE FOR DOUBLE-DIGIT EARNINGS GROWTH DURING THE YEAR. AS A RESULT, WE FIRMLY BELIEVE THAT THE MARKET HAS THE POTENTIAL TO POST ITS FIRST POSITIVE RETURN IN TWO YEARS."

U.S. FIXED INCOME MARKET OVERVIEW

  Overall, the fixed income markets delivered positive performance for the reporting period. During 2001, the Federal Reserve's aggressive cuts in interest rates provided an attractive environment for bond investing, and fueled investors' flight to quality attitude. The Lehman Brothers Government Bond index returned 3.94%, the Lehman Brothers Aggregate Bond index and Lehman Brothers High Yield index returned 5.35% and 0.65%, respectively. Although the fixed income market suffered a setback during the strong performance of equity investments in the fourth quarter of 2001, bond funds outperformed equity funds for the second consecutive year.

  As 2002 began, the Federal Reserve's balanced outlook towards the economy and its hints at raising interest rates in the near term sparked a sell-off in the Treasury market. The high yield market experienced strong returns towards the end of the first quarter as the equity markets strengthened and investors became optimistic about solid cash inflows into the market.

  Outlook from SunAmerica Asset Management Corp.

  "THUS FAR IN 2002 WE BELIEVE THE FIXED INCOME MARKET HAS GRAVITATED AWAY FROM FEARS OF A RECESSION AND TOWARD THE WORRY THAT THE STRENGTH OF THE ECONOMIC RECOVERY WILL CAUSE THE FEDERAL RESERVE TO PUT A DAMPER ON GROWTH BY RAISING INTEREST RATES. PRESENTLY, THE CREATION OF NEW CORPORATE INVENTORIES IS THE DRIVING FORCE BEHIND THE RECOVERY. HOWEVER, IF FINAL DEMAND PROVES TO BE WEAK, WE THINK THE RECOVERY WILL BE NEGATIVELY IMPACTED."

GLOBAL MARKET OVERVIEW

  The international markets performance largely mirrored the volatile U.S. equity markets for the twelve-month reporting period ended March 31, 2002. The period saw the major economic sectors, led by technology, sharply decline during 2001 as lower profit expectations became a

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2
dominant concern. Fears of corporate earnings disappointments on the back of a slowing world economy resulted in a general lack of demand. Putnam Investments points to positive, yet lackluster returns for the worldwide bond market, which was helped by low interest rates but held back by inflationary concerns fueled by resurgent economic growth near the end of 2001. Most importantly, the events of September 11 placed significant downward pressure across all markets around the globe. The MSCI EAFE index returned -8.2% for the reporting period.

  During the first quarter of 2002, worldwide economic indicators began to show positive data. Consumer confidence picked up in the U.S. and Europe, and businesses reported that they were beginning to rebuild inventory, especially in the Asian countries whose manufacturing is tied to U.S. demand. Unlike the majority of Asian countries, however, Goldman Sachs Asset Management notes that the Japanese market continued to struggle, returning -19.8% for the period.

  Outlook from Lord, Abbett & Company

  "WE EXPECT THAT CONSUMER CONFIDENCE WILL REMAIN STRONG IN EUROPE AND IN SOME PARTS OF ASIA. IN PARTICULAR, WE ARE WAITING TO SEE IF THE BUILD-UP OF INVENTORY LEVELS IN THE FIRST QUARTER OF 2002 WILL LEAD TO STRONGER BUSINESS INVESTMENT. WE BELIEVE AN INCREASE IN U.S. DEMAND IS KEY TO THE ECONOMIC RECOVERY OF FOREIGN ECONOMIES."

  Outlook from Wellington Management Company

  "DESPITE ESCALATING GEO-POLITICAL RISKS, WE REMAIN OPTIMISTIC ABOUT THE ECONOMIC FUNDAMENTALS GOING FORWARD. WE BELIEVE THE POSITIVE ECONOMIC FORCES IN THE U.S. ARE SPREADING TO THE GLOBAL ECONOMY. WE LOOK FORWARD TO A FAVORABLE ENVIRONMENT FOR FINANCIAL MARKETS WORLDWIDE, EVEN THOUGH RISKS REMAIN AND NEED TO BE MONITORED CLOSELY."

  Outlook from Putnam Investments

  "THE GLOBAL ECONOMIC REBOUND THAT SEEMS TO HAVE TAKEN HOLD DURING THE FIRST QUARTER OF 2002 HAS LED US TO RAISE OUR GROWTH ESTIMATES FOR THE COMING REPORTING PERIOD. WE BELIEVE THAT STRONGER INVESTMENT SPENDING DUE TO AN INCREASE IN GLOBAL INDUSTRIAL AND MANUFACTURING ACTIVITY WILL MORE THAN OFFSET ANY MODERATION IN CONSUMPTION GROWTH."

IN CONCLUSION

  Its during uncertain financial times like these that we turn to experts for guidance as we seek to develop a sound investment strategy for retirement. By investing in one of the SEASONS VARIABLE ANNUITIES, you ensure that your assets are managed by many of the finest money management firms in the world. You also benefit from the diversification offered by multiple investment choices within the SEASONS FAMILY. We urge you to keep a long-term perspective with regard to your investment strategy, and encourage you to meet with your investment representative regularly to stay focused on your financial objectives.

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                                                                               3
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  We thank you for choosing the SEASONS FAMILY OF VARIABLE ANNUITIES, and look forward to reporting to you again in the next six months.

Sincerely,

/s/ Jay S. Wintrob

Jay S. Wintrob
PRESIDENT AND CHIEF EXECUTIVE OFFICER,
ANCHOR NATIONAL LIFE INSURANCE COMPANY

May 15, 2002

Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments that concentrate on one economic sector or geographic region are generally subject to greater volatility than more diverse investments. Technology companies may be subject to additional risks. They may be affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, this portfolio's returns may be considerably more volatile than a fund that does not invest in technology companies. International investing may involve special risks, such as foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks associated with future political and economic developments. Investments in high-yield bonds have a higher degree of risk than investment in investment grade bonds. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other entity. Past performance is no guarantee of future results.

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----------------

SEASONS SERIES TRUST
MULTI-MANAGED
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 70.5%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.0%
APPAREL & TEXTILES -- 0.4%
Foot Locker, Inc.+ .....................         5,000   $     80,900
Gymboree Corp.+ ........................        18,000        265,500
Quiksilver, Inc.+ ......................         7,000        153,160

AUTOMOTIVE -- 1.2%
Aftermarket Technology Corp.+ ..........         8,700        162,429
American Axle & Manufacturing Holdings,
 Inc.+ .................................        20,000        580,000
Donaldson Co., Inc. ....................         6,600        265,386
Ford Motor Co. .........................        11,000        181,390
General Motors Corp. ...................         3,000        181,350
Navistar International Corp.+ ..........         5,700        252,510
SPX Corp.+ .............................           300         42,474

HOUSING -- 0.8%
Champion Enterprises, Inc.+ ............        22,300        178,400
Clayton Homes, Inc. ....................        16,000        268,000
Masco Corp. ............................        19,000        521,550

RETAIL -- 4.6%
Amazon.Com, Inc.+ ......................        39,700        567,710
American Eagle Outfitters, Inc. ........        14,100        349,257
Barnes & Noble, Inc.+ ..................         5,200        161,148
Best Buy Co., Inc.+ ....................         4,000        316,800
Coach, Inc.+ ...........................         8,900        451,319
Dollar Tree Stores, Inc.+ ..............        19,345        634,709
Federated Department Stores, Inc.+ .....         3,000        122,550
Gap, Inc. ..............................        10,000        150,400
Home Depot, Inc. .......................        15,895        772,656
Kohl's Corp.+ ..........................         5,000        355,750
Martha Stewart Living Omnimedia, Inc.,
 Class A+ ..............................         6,400        114,560
Office Depot, Inc.+ ....................         7,000        138,950
Pacific Sunwear of California+ .........        10,600        260,760
Stage Stores, Inc.+ ....................        10,900        289,940
Target Corp. ...........................         6,000        258,720
Too, Inc.+ .............................         8,600        253,614
Wal-Mart Stores, Inc. ..................        13,000        796,770
Williams-Sonoma, Inc.+ .................         4,000        183,960
                                                         ------------
                                                            9,312,622
                                                         ------------

CONSUMER STAPLES -- 0.8%
FOOD, BEVERAGE & TOBACCO -- 0.5%
Aurora Foods, Inc.+ ....................           177            742
Coca-Cola Co. ..........................         5,000        261,300
Constellation Brands, Inc., Class A+ ...         1,900        104,424
Philip Morris Cos., Inc. ...............         5,000        263,350

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                                                                               5

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
HOUSEHOLD PRODUCTS -- 0.3%
Gillette Co. ...........................         5,000   $    170,050
Yankee Candle Co., Inc.+................        10,900        252,117
                                                         ------------
                                                            1,051,983
                                                         ------------

ENERGY -- 5.1%
ENERGY SERVICES -- 3.6%
Baker Hughes, Inc. .....................         8,515        325,699
BJ Services Co.+ .......................        29,280      1,009,281
ChevronTexaco Corp. ....................         5,500        496,485
ENSCO International, Inc. ..............        17,000        512,380
Grant Prideco, Inc.+ ...................        10,200        139,536
Nabors Industries, Inc.+ ...............        16,200        684,450
Patterson-UTI Energy, Inc.+ ............        10,100        300,374
Smith International, Inc.+ .............        16,100      1,090,775
Weatherford International, Inc.+ .......         6,600        314,358

ENERGY SOURCES -- 1.5%
Apache Corp. ...........................         2,500        142,200
Exxon Mobil Corp. ......................         6,000        262,980
GlobalSantaFe Corp. ....................        13,522        442,626
Murphy Oil Corp. .......................         3,045        292,320
Petroleo Brasileiro SA ADR .............        31,460        832,746
                                                         ------------
                                                            6,846,210
                                                         ------------

FINANCE -- 11.8%
BANKS -- 2.3%
Bank of America Corp. ..................         5,500        374,110
Fifth Third Bancorp ....................        10,635        717,650
FleetBoston Financial Corp. ............         8,000        280,000
Hibernia Corp., Class A ................        25,800        492,780
J.P. Morgan Chase & Co. ................        19,745        703,909
National City Corp. ....................         8,400        258,384
Northern Trust Corp. ...................         4,000        240,440

FINANCIAL SERVICES -- 5.8%
American Express Co. ...................         6,000        245,760
Charles Schwab Corp. ...................        18,800        246,092
Citigroup, Inc. ........................        63,973      3,167,943
Concord EFS, Inc.+ .....................         9,000        299,250
E*TRADE Group, Inc.+ ...................        61,275        577,211
Goldman Sachs Group, Inc. ..............         9,010        813,152
Grove Investors, Inc.(3) ...............            44            179
Household International, Inc. ..........        10,140        575,952
Lehman Brothers Holdings, Inc. .........         4,500        290,880
Mellon Financial Corp. .................         1,500         57,885
Merrill Lynch & Co., Inc. ..............         3,000        166,140
Morgan Stanley, Dean Witter & Co. ......         9,900        567,369
Paychex, Inc. ..........................         7,700        305,690
USA Education, Inc. ....................         4,600        449,880

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6

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE -- 3.7%
ACE, Ltd. ..............................        21,820   $    909,894
AFLAC, Inc. ............................        23,785        701,657
Allstate Corp. .........................        15,515        586,002
Berkshire Hathaway, Inc., Class B ......           575      1,362,175
CIGNA Corp. ............................         6,410        649,910
St. Paul Cos., Inc. ....................         3,000        137,550
XL Capital, Ltd., Class A ..............         6,120        571,302
                                                         ------------
                                                           15,749,146
                                                         ------------

HEALTHCARE -- 10.6%
DRUGS -- 6.1%
Abbott Laboratories, Inc. ..............         9,200        483,920
Amgen, Inc.+ ...........................         4,500        268,560
AstraZeneca Group PLC ..................         5,932        294,553
Bristol-Myers Squibb Co. ...............         3,000        121,470
Caremark Rx, Inc.+ .....................        15,500        302,250
Forest Laboratories, Inc.+ .............         2,970        242,649
Genentech, Inc.+ .......................         3,000        151,350
IDEC Pharmaceuticals Corp.+ ............        11,200        720,160
Merck & Co., Inc. ......................         2,000        115,160
Millennium Pharmaceuticals, Inc.+ ......        16,450        367,000
Pfizer, Inc. ...........................        56,905      2,261,405
Pharmacia Corp. ........................         2,000         90,160
Schering-Plough Corp. ..................        36,335      1,137,285
TEVA Pharmaceutical Industries, Ltd.
 ADR ...................................         2,300        125,741
Transkaryotic Therapies, Inc.+ .........         6,400        275,520
Wyeth ..................................        19,410      1,274,266

HEALTH SERVICES -- 1.8%
Laboratory Corp. of America
 Holdings+ .............................        11,180      1,071,715
Omnicell, Inc.+ ........................        19,100        141,913
Tenet Healthcare Corp.+ ................        16,050      1,075,671
Trigon Healthcare, Inc.+ ...............         1,800        132,876

MEDICAL PRODUCTS -- 2.7%
Biovail Corp.+ .........................         5,505        275,140
Boston Scientific Corp.+ ...............         7,500        188,175
Cardinal Health, Inc. ..................         8,160        578,462
DENTSPLY International, Inc. ...........        12,150        450,279
Johnson & Johnson ......................         9,442        613,258
McKesson HBOC, Inc. ....................        22,595        845,731
MedImmune, Inc.+ .......................         8,300        326,439
Myriad Genetics, Inc.+ .................         1,200         40,212
St. Jude Medical, Inc.+ ................         3,400        262,310
                                                         ------------
                                                           14,233,630
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 7.6%
AEROSPACE & MILITARY TECHNOLOGY -- 2.3%
Boeing Co. .............................         3,000        144,750
Lockheed Martin Corp. ..................         3,500        201,530

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                                                                               7

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
AEROSPACE & MILITARY
 TECHNOLOGY (CONTINUED)
Northrop Grumman Corp. .................         1,700   $    192,185
Raytheon Co. ...........................        53,225      2,184,886
Rockwell Collins, Inc. .................         6,000        151,320
United Technologies Corp. ..............         3,000        222,600

BUSINESS SERVICES -- 3.0%
Accenture, Ltd., Class A+ ..............        15,480        413,316
Apollo Group, Inc., Class A+ ...........         4,200        224,910
Career Education Corp.+ ................         3,200        126,720
Cendant Corp.+ .........................        41,235        791,712
Electronic Data Systems Corp. ..........         4,335        251,387
Mobile Mini, Inc.+ .....................         3,900        125,502
Princeton Review, Inc.+ ................        22,800        198,360
Republic Services, Inc., Class A+ ......         8,900        166,252
Stericycle, Inc.+ ......................         6,800        425,415
TMP Worldwide, Inc.+ ...................        12,550        432,598
Waste Connections, Inc.+ ...............        17,500        586,425
Waste Management, Inc. .................         8,500        231,625

MACHINERY -- 0.3%
Caterpillar, Inc. ......................         5,000        284,250
Deere & Co. ............................         4,000        182,200

MULTI-INDUSTRY -- 1.3%
General Electric Co. ...................        10,000        374,500
Honeywell International, Inc. ..........        18,360        702,637
Tyco International, Ltd. ...............        21,095        681,791

TRANSPORTATION -- 0.7%
Arkansas Best Corp.+ ...................         9,700        269,563
Heartland Express, Inc.+ ...............        11,249        224,530
Offshore Logistics, Inc.+ ..............         5,500        118,525
RailWorks Corp.+ .......................        12,200            549
United Parcel Service, Inc., Class B ...         3,000        182,400
Werner Enterprises, Inc. ...............         6,000        125,700
                                                         ------------
                                                           10,218,138
                                                         ------------

INFORMATION & ENTERTAINMENT -- 9.6%
BROADCASTING & MEDIA -- 8.0%
AOL Time Warner, Inc.+ .................        42,192        997,841
Cablevision Systems Corp.+ .............        29,275        995,350
Cablevision Systems Corp. -- Rainbow
 Media Group+ ..........................        25,630        632,548
Charter Communications, Inc., Class
 A+ ....................................        27,000        304,830
Clear Channel Communications, Inc.+ ....        13,100        673,471
Comcast Corp., Class A+ ................        35,570      1,131,126
EchoStar Communications Corp., Class
 A+ ....................................         9,700        274,704
Fox Entertainment Group, Inc., Class
 A+ ....................................        11,100        262,515
Liberty Media Corp.+ ...................       193,441      2,445,094
Omnicom Group, Inc. ....................         2,000        188,800
The Walt Disney Co. ....................        25,180        581,154
USA Networks, Inc.+ ....................        21,035        668,282
Viacom, Inc., Class B+ .................        24,023      1,161,993

----------------
8

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Westwood One, Inc.+ ....................        10,600   $    406,510

ENTERTAINMENT PRODUCTS -- 0.1%
International Game Technology+ .........         3,200        199,424

LEISURE & TOURISM -- 1.5%
Atlantic Coast Airlines Holdings,
 Inc.+ .................................         8,700        208,626
Carnival Corp. .........................         5,000        163,250
McDonald's Corp. .......................        10,900        302,475
Mesa Air Group, Inc.+ ..................        23,800        266,560
SkyWest, Inc. ..........................        10,600        264,258
Southwest Airlines Co. .................        25,200        487,620
Starwood Hotels & Resorts Worldwide,
 Inc. ..................................         7,000        263,270
                                                         ------------
                                                           12,879,701
                                                         ------------

INFORMATION TECHNOLOGY -- 15.9%
COMMUNICATION EQUIPMENT -- 0.7%
Cisco Systems, Inc.+ ...................        18,000        304,740
Emulex Corp.+ ..........................         9,500        312,835
QUALCOMM, Inc.+ ........................         3,400        127,976
Symbol Technologies, Inc. ..............        13,100        147,244

COMPUTER SERVICES -- 1.4%
Affiliated Computer Services, Inc.,
 Class A+ ..............................         8,200        460,266
Documentum, Inc.+ ......................        13,500        343,575
i2 Technologies, Inc.+ .................         9,900         50,094
Intuit, Inc.+ ..........................        10,800        414,288
Network Associates, Inc.+ ..............        14,200        343,640
SonicWall, Inc.+ .......................        17,800        232,112

COMPUTERS & BUSINESS EQUIPMENT -- 0.9%
Brocade Communications Systems,
 Inc.+ .................................        11,600        313,200
Dell Computer Corp.+ ...................        10,000        261,100
International Business Machines
 Corp. .................................         4,000        416,000
VERITAS Software Corp.+ ................         6,495        284,676

COMPUTER SOFTWARE -- 2.6%
Adobe Systems, Inc. ....................         9,900        405,433
Electronic Arts, Inc.+ .................        19,440      1,181,952
J.D. Edwards & Co.+ ....................        29,600        533,984
Microsoft Corp.+ .......................        15,000        904,650
NVIDIA Corp.+ ..........................         5,585        247,750
Siebel Systems, Inc.+ ..................         6,700        218,487

ELECTRONICS -- 6.3%
Analog Devices, Inc.+ ..................        34,570      1,557,033
ASM Lithography Holdings NV+ ...........        11,790        299,112
ATMI, Inc.+ ............................        13,900        437,155
Broadcom Corp., Class A+ ...............         6,705        240,710
Celestica, Inc.+ .......................        38,855      1,408,882
Flextronics International, Ltd.+ .......        60,450      1,103,212
General Motors Corp., Class H+ .........        11,900        195,755
Intel Corp. ............................        15,300        465,273

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                                                                               9

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
L-3 Communications Holdings, Inc.+ .....         2,900   $    324,800
Maxim Integrated Products, Inc.+ .......         9,865        549,579
Micron Technology, Inc.+ ...............        19,685        647,637
Microtune, Inc.+ .......................        21,300        306,081
National Semiconductor Corp.+ ..........         9,285        312,812
QLogic Corp.+ ..........................         2,400        118,848
Texas Instruments, Inc. ................         8,000        264,800
TriQuint Semiconductor, Inc.+ ..........        18,700        224,587

INTERNET CONTENT -- 0.5%
eBay, Inc.+ ............................         9,180        519,955
Yahoo!, Inc.+ ..........................         7,300        134,831

INTERNET SOFTWARE -- 0.2%
Interwoven, Inc.+ ......................        11,900         59,500
Matrixone, Inc.+ .......................        14,300        127,556
Openwave Systems, Inc.+ ................         4,300         27,348

TELECOMMUNICATIONS -- 3.3%
Amdocs, Ltd.+ ..........................        12,885        343,385
Cox Communications, Inc., Class A+ .....        23,035        867,037
Nokia Corp. ADR ........................       142,955      2,964,887
Verizon Communications, Inc. ...........         4,732        216,016
                                                         ------------
                                                           21,220,793
                                                         ------------

MATERIALS -- 0.7%
CHEMICALS -- 0.5%
Du Pont (E.I.) de Nemours & Co. ........         5,000        235,750
Georgia Gulf Corp. .....................         8,600        230,910
Praxair, Inc. ..........................         3,000        179,400

FOREST PRODUCTS -- 0.1%
International Paper Co. ................         4,000        172,040

METALS & MINERALS -- 0.1%
Alcoa, Inc. ............................         4,000        150,960
Algoma Steel, Inc.+ ....................           643          2,019
                                                         ------------
                                                              971,079
                                                         ------------

REAL ESTATE -- 0.2%
REAL ESTATE INVESTMENT TRUSTS
Host Marriott Corp. ....................        19,700        235,415
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 0.8%
U.S. GOVERNMENT & AGENCIES
Fannie Mae .............................        12,865      1,027,656
                                                         ------------

UTILITIES -- 0.4%
GAS & PIPELINE UTILITIES -- 0.2%
American Water Works, Inc. .............         4,500        197,100
El Paso Corp. ..........................         3,500        154,105

----------------
10

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE -- 0.2%
AT&T Corp. .............................        12,000   $    188,400
SBC Communications, Inc.+ ..............         1,200         44,928
                                                         ------------
                                                              584,533
                                                         ------------
TOTAL COMMON STOCK (cost $96,001,502)...                   94,330,906
                                                         ------------

EXCHANGE-TRADED FUNDS -- 0.2%
----------------------------------------------------------------------
Nasdaq-100 Trust+ (cost $282,023).......         6,000        216,360
                                                         ------------

PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS
XO Communications, Inc. Series B
 13.50%(3)
 (cost $3,114) .........................             5              0
                                                         ------------

BONDS & NOTES -- 23.5%                      PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.2%
FINANCIAL SERVICES
Nomura Asset Securities Corp. 6.69%
 2002...................................  $    200,000        203,959
                                                         ------------

CONSUMER DISCRETIONARY -- 0.8%
APPAREL & TEXTILES -- 0.0%
Levi Strauss & Co. 6.80% 2003 ..........         5,000          4,875
Levi Strauss & Co. 7.00% 2006 ..........        15,000         13,800
Levi Strauss & Co. 11.63% 2008 .........        15,000         15,637
Longview Fibre Co. 10.00% 2009* ........         5,000          5,200
Westpoint Stevens, Inc. 7.88% 2008 .....        20,000          9,600

AUTOMOTIVE -- 0.2%
Accuride Corp., Series B 9.25% 2008 ....        15,000         11,400
CSK Auto, Inc. 12.00% 2006* ............        11,000         11,660
Dana Corp. 9.00% 2011 ..................        20,000         19,800
Delco Remy International, Inc. 8.63%
 2007 ..................................         5,000          4,575
Ford Motor Co. 7.45% 2031 ..............       150,000        135,488
Goodyear Tire & Rubber Co. 8.50%
 2007 ..................................         5,000          5,086
LDM Technologies, Inc., Series B 10.75%
 2007 ..................................         5,000          3,350
Lear Corp., Series B 8.11% 2009 ........        25,000         25,536
Navistar International Corp. 8.00%
 2008 ..................................        20,000         19,725
Navistar International Corp. 9.38%
 2006 ..................................        10,000         10,500
United Rentals North America, Inc.
 10.75% 2008 ...........................         5,000          5,450

HOUSING -- 0.4%
Beazer Homes USA, Inc. 8.63% 2011 ......        10,000         10,400
Centex Corp. 7.88% 2011 ................       110,000        110,424
KB HOME 9.50% 2011 .....................        10,000         10,400
Lowe's Cos., Inc. 8.25% 2010 ...........       170,000        190,287
Masco Corp. 6.00% 2004 .................        75,000         75,914

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
HOUSING (CONTINUED)
Pulte Homes, Inc. 8.13% 2011 ...........  $    110,000   $    111,824
Standard Pacific Corp. 8.00% 2008 ......        10,000          9,900
Standard Pacific Corp. 8.50% 2007 ......        10,000         10,100
Webb (Del E.) Corp. 10.25% 2010 ........         5,000          5,519

RETAIL -- 0.2%
Duane Reade, Inc. 9.25% 2008 ...........        15,000         15,187
Gap, Inc. 8.80% 2008* ..................        25,000         24,500
Kroger Co. 7.38% 2005 ..................        25,000         26,174
Penney (J.C.) Co., Inc. 7.38% 2008 .....        10,000          9,400
Revlon Consumer Products Corp. 12.00%
 2005* .................................        10,000         10,050
Rite Aid Corp. 7.13% 2007 ..............        25,000         18,000
Rite Aid Corp. 11.25% 2008 .............        10,000          7,800
Sealy Mattress Co., Series B 10.88%
 2007 ..................................        20,000         19,550
Wal-Mart Stores, Inc. 7.55% 2030 .......       110,000        121,533
Xerox Corp. 9.75% 2009* ................         5,000          4,738
                                                         ------------
                                                            1,093,382
                                                         ------------

CONSUMER GOODS -- 0.0%
HEALTH & PERSONAL CARE
Icon Health & Fitness, Inc. 11.25%
 2012* .................................        10,000          9,859
                                                         ------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO
Nash Finch Co., Series B 8.50% 2008 ....        10,000          9,875
Panamerican Beverage, Inc. 8.13%
 2003 ..................................        30,000         30,434
PepsiAmericas, Inc. 6.38% 2009 .........        65,000         62,909
Tyson Foods, Inc. 6.63% 2004* ..........       110,000        112,473
                                                         ------------
                                                              215,691
                                                         ------------

ENERGY -- 0.4%
ENERGY SERVICES -- 0.2%
Duke Energy Field Services LLC 5.75%
 2006 ..................................       130,000        125,293
ICO, Inc., Series B 10.38% 2007 ........         5,000          3,900
Limestone Electron Trust 8.63% 2003* ...        15,000         15,130
Magnum Hunter Resources, Inc. 9.60%
 2012* .................................         5,000          5,238
Parker Drilling Co. 9.75% 2006 .........         5,000          5,100
Pride International, Inc. 10.00%
 2009 ..................................         5,000          5,387
Pride Petroleum Services, Inc. 9.38%
 2007 ..................................        10,000         10,400
Tesoro Petroleum Corp. 9.63% 2008 ......        15,000         15,225

ENERGY SOURCES -- 0.2%
Burlington Resources Finance Co. 7.40%
 2031* .................................        30,000         29,755
Clark Refining & Marketing, Inc. 8.38%
 2007 ..................................        20,000         18,700
Energy Corp. of America, Series A 9.50%
 2007 ..................................        25,000         17,000
Forest Oil Corp. 8.00% 2008 ............         8,000          8,180
Husky Oil, Ltd. 7.55% 2016 .............        70,000         64,946
NRG Energy, Inc. 6.75% 2006 ............         5,000          4,772
NRG Energy, Inc. 7.75% 2011 ............       120,000        114,340
Peabody Energy Corp. 9.63% 2008 ........         8,000          8,520
Plains Resources, Inc., Series B 10.25%
 2006 ..................................        10,000         10,300

----------------
12

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Plains Resources, Inc., Series D 10.25%
 2006 ..................................  $     10,000   $     10,300
                                                         ------------
                                                              472,486
                                                         ------------

FINANCE -- 4.8%
BANKS -- 0.8%
Bank of America Corp. 7.40% 2011 .......       130,000        137,353
Bank of America Corp. 9.38% 2009 .......        32,000         37,156
Credit National 7.00% 2005 .............        80,000         82,528
First Republic Bank 7.75% 2012 .........        25,000         21,416
First Union-Lehman Brothers Commercial
 Mortgage Corp. 6.60% 2029 .............       115,000        119,398
National City Corp. 7.20% 2005 .........        80,000         84,383
NBD Bank NA 8.25% 2024 .................        25,000         27,737
Overseas-Chinese Banking Corp., Ltd.
 7.75% 2011* ...........................       140,000        147,837
Popular North America, Inc., Series D
 6.63% 2002 ............................        35,000         35,570
Royal Bank of Scotland Group PLC 6.40%
 2009 ..................................       110,000        110,670
Scotland International Finance 7.70%
 2010* .................................       160,000        171,317
U.S. Bancorp 7.50% 2026 ................       100,000        105,581
Western Financial Bank 8.88% 2007 ......        10,000          9,395

ENERGY SOURCES -- 0.0%
NRG Energy, Inc. 7.50% 2007 ............         5,000          4,836

FINANCIAL SERVICES -- 2.2%
Aesop Funding II LLC 6.14% 2006* .......        60,000         61,670
Aesop Funding II LLC 6.40% 2003* .......        50,000         50,663
American General Finance Corp., Series E
 6.25% 2002# ...........................       100,000        102,456
Asset Securitization Corp. 6.75%
 2041 ..................................        50,000         51,221
Asset Securitization Corp. 7.40%
 2029 ..................................       150,000        157,540
Athena Neurosciences Finance LLC 7.25%
 2008 ..................................       160,000        125,138
AXA Financial, Inc. 7.00% 2028 .........        60,000         57,473
Chase Credit Card Master Trust 6.19%
 2005 ..................................        60,000         61,475
CIT Group Holdings 7.63% 2005 ..........        50,000         50,513
CIT Group, Inc. 7.50% 2003 .............        55,000         55,222
Citigroup, Inc. 6.75% 2005 .............       160,000        167,338
CS First Boston Mortgage Securities
 Corp. 7.15% 2029 ......................        80,000         83,928
CS First Boston Mortgage Securities
 Corp. 7.24% 2029 ......................        70,000         73,706
Dime Capital Trust I, Series A 9.33%
 2027 ..................................        20,000         21,032
DLJ Mortgage Acceptance Corp. 6.82%
 2030* .................................       100,000        103,717
ERAC USA Finance Co. 8.00% 2011* .......       150,000        155,651
Fleet Mortgage Group, Inc., Series A
 6.84% 2003 ............................        30,000         30,973
Gemstone Investor, Ltd. 7.71% 2004* ....       120,000        119,796
General Electric Capital Corp. 8.70%
 2007 ..................................        50,000         56,717
General Motors Acceptance Corp. 6.88%
 2011 ..................................        90,000         87,649
General Motors Acceptance Corp. 7.63%
 2003 ..................................        60,000         61,700
Household Finance Corp. 6.38% 2011 .....        75,000         70,777
LB UBS Commercial Mortgage Trust 6.13%
 2002 ..................................        90,000         88,304
MBNA Master Credit Card Trust 6.90%
 2008 ..................................       100,000        105,945
Merrill Lynch Mortgage Investors, Inc.
 6.54% 2029 ............................       100,000        102,675
Morgan Stanley, Dean Witter & Co. 6.39%
 2033 ..................................       110,000        110,181
Popular North America, Inc. 6.13%
 2006 ..................................       100,000         96,558
PP&L Transition Bond LLC 7.05% 2009 ....       118,000        125,894
Principal Financial Group 8.20%
 2009* .................................       120,000        129,904

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Private Export Funding Corp. 6.62%
 2005 ..................................  $    120,000   $    126,080
Private Export Funding Corp., Series C
 6.31% 2004 ............................       100,000        103,935
Private Export Funding Corp., Series YY
 7.03% 2003 ............................        35,000         36,783
Qwest Capital Funding, Inc. 7.25%
 2011 ..................................        25,000         20,243
Sun Canada Financial Co. 6.63% 2007* ...        65,000         65,922
Tembec Finance Corp. 9.88% 2005 ........         5,000          5,163
Toyota Motor Credit Corp. 5.63% 2003 ...        70,000         71,821
Von Hoffmann Corp. 10.25% 2009* ........        10,000         10,162

INSURANCE -- 1.8%
AAG Holding Co., Inc. 6.88% 2008 .......       100,000         91,623
Abbey National PLC, Series E 6.69%
 2005 ..................................       100,000        103,459
Ace Capital Trust II 9.70% 2030 ........       150,000        172,412
Allstate Corp. 7.88% 2005 ..............       157,000        169,153
Allstate Financial II 7.83% 2045 .......        24,000         23,176
American Financial Group, Inc. 7.13%
 2009 ..................................        25,000         22,370
American General Corp. 6.75% 2005# .....        50,000         51,626
AmerUs Group Co. 6.95% 2005 ............        90,000         88,431
CIGNA Corp. 7.40% 2007 .................        45,000         47,371
CIGNA Corp. 7.88% 2027 .................        69,000         72,657
CIGNA Corp. 8.25% 2007 .................        30,000         32,531
Conseco, Inc. 10.75% 2008 ..............        20,000          9,800
Everest Reinsurance Holdings, Inc. 8.75%
 2010 ..................................       150,000        162,831
Farmers Insurance Exchange 8.50%
 2004* .................................       140,000        146,652
Florida Windstorm Underwriting
 Associates, Inc. 7.13% 2019* ..........       140,000        140,109
ING Groep N.V. 8.00% 2006 ..............        85,000         91,455
Jackson National Life Insurance Co.
 8.15% 2027* ...........................        22,000         22,800
Liberty Mutual Insurance Co. 7.70%
 2097* .................................        50,000         38,427
Lumbermens Mutual Casualty Co. 8.30%
 2037* .................................       130,000        104,785
Lumbermens Mutual Casualty Co. 9.15%
 2026* .................................        90,000         80,328
Metropolitan Life Insurance Co. 7.70%
 2015* .................................        60,000         63,310
MONY Group, Inc. 7.45% 2005 ............       170,000        176,390
Provident Financing Trust I 7.41%
 2038 ..................................        50,000         40,128
Prudential Financial Corp. 6.88%
 2003* .................................       125,000        128,741
UnumProvident Corp. 6.75% 2028 .........       130,000        112,601
UnumProvident Corp. 7.63% 2011 .........        25,000         25,885
W.R. Berkley Capital Trust 8.20%
 2045 ..................................       210,000        175,839
Xl Capital Finance Europe PLC 6.50%
 2012 ..................................        65,000         64,031
                                                         ------------
                                                            6,560,023
                                                         ------------

HEALTHCARE -- 0.6%
DRUGS -- 0.2%
American Home Products Corp. 6.25%
 2006 ..................................       180,000        185,366
Omnicare, Inc. 8.13% 2011 ..............         5,000          5,262
Warner Chilcott, Inc. 12.63% 2008 ......        15,000         17,175

HEALTH SERVICES -- 0.2%
Beverly Enterprises, Inc. 9.00% 2006 ...        10,000         10,150
Beverly Enterprises, Inc. 9.63% 2009 ...         5,000          5,100
Columbia/HCA Healthcare Corp. 7.25%
 2008 ..................................        10,000         10,200
Humana, Inc. 7.25% 2006 ................        50,000         49,407
Tenet Healthcare Corp., Series B 8.13%
 2008 ..................................        10,000         10,897

----------------
14

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
Triad Hospitals Holdings, Inc., Series B
 11.00% 2009 ...........................  $     10,000   $     11,175
Triad Hospitals, Inc. 8.75% 2009 .......         5,000          5,319
UnitedHealth Group, Inc. 7.50% 2005 ....       160,000        170,024
Wellpoint Health Networks, Inc. 6.38%
 2012 ..................................        40,000         39,148

MEDICAL PRODUCTS -- 0.2%
ALARIS Medical Systems, Inc. 11.13%
 2008(2) ...............................        15,000         10,500
ALARIS Medical Systems, Inc. 9.75%
 2006 ..................................        30,000         29,100
Beckman Coulter, Inc. 7.10% 2003 .......        40,000         40,699
Bio-Rad Laboratories, Inc. 11.63%
 2007 ..................................         7,000          7,735
Cardinal Health, Inc. 7.00% 2026 .......       120,000        125,424
CONMED Corp. 9.00% 2008 ................        15,000         15,319
MEDIQ/PRN Life Support Services, Inc.
 11.00% 2008(3) ........................        10,000              0
Physician Sales & Service, Inc. 8.50%
 2007 ..................................        10,000         10,100
Radiologix, Inc. 10.50% 2008* ..........        15,000         15,112
Universal Hospital Services, Inc. 10.25%
 2008 ..................................        15,000         14,550
                                                         ------------
                                                              787,762
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 0.4%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Dunlop Standard Aerospace Holdings PLC
 11.88% 2009 ...........................        10,000         10,200
K & F Industries, Inc., Series B 9.25%
 2007 ..................................        10,000         10,350
SCL Term Aereo Santiago SA 6.95%
 2012* .................................       170,000        167,365
Sequa Corp. 8.88% 2008 .................        10,000          9,850

BUSINESS SERVICES -- 0.2%
Allied Waste North America, Inc. 10.00%
 2009 ..................................        15,000         15,262
Federal Express Corp. 6.72% 2022 .......        74,393         72,264
Interpublic Group Cos., Inc. 7.25%
 2011 ..................................        90,000         85,254
Iron Mountain, Inc. 8.13% 2008 .........         5,000          5,063
Mail Well I Corp. 9.63% 2012* ..........         5,000          5,150
Pacifica Papers, Inc. 10.00% 2009 ......         5,000          5,325
Quebecor World, Inc. 8.38% 2008 ........         5,000          5,112
Resolution Performance Products, Inc.
 13.50% 2010 ...........................        10,000         11,200
Xerox Capital Europe PLC 5.88% 2004 ....        10,000          9,150

MACHINERY -- 0.0%
Argo-Tech Corp. 8.63% 2007 .............        15,000         13,350
Hayes Lemmerz International, Inc. 11.88%
 2006* .................................         5,000          2,600
Numatics, Inc., Series B 9.63% 2008 ....         5,000          2,575
Roller Bearing Co. of America, Inc.,
 Series B 9.63% 2007 ...................         5,000          4,525
Westinghouse Air Brake Co., Series B2
 9.38% 2005 ............................         5,000          5,025

MULTI-INDUSTRY -- 0.1%
American Standard Cos., Inc. 7.63%
 2010 ..................................         5,000          5,050
Fortune Brands, Inc. 7.13% 2004* .......       130,000        134,432

TRANSPORTATION -- 0.0%
AMR Corp. 9.88% 2020 ...................        30,000         28,544
Atlas Air, Inc. 9.38% 2006 .............        10,000          8,600
Atlas Air, Inc. 10.75% 2005 ............         5,000          4,500
                                                         ------------
                                                              620,746
                                                         ------------

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 1.2%
BROADCASTING & MEDIA -- 0.8%
Adelphia Communications Corp. 9.38%
 2009 ..................................  $     10,000   $      8,700
Adelphia Communications Corp., Series B
 8.38% 2008 ............................         5,000          4,375
American Color Graphics, Inc. 12.75%
 2005 ..................................        10,000          9,913
AT&T Wireless Services, Inc. 7.88%
 2011 ..................................       120,000        119,474
Century Communications Corp., Series B
 2008(4) ...............................        30,000         14,700
Charter Communications Holdings Capital
 Corp. LLC 8.63% 2009 ..................        25,000         22,562
Charter Communications Holdings Capital
 Corp. LLC 13.50% 2011 .................        30,000         19,313
Classic Cable, Inc. 10.50% 2010(1) .....        25,000          3,625
Comcast Cable Communications Corp. 8.50%
 2027 ..................................        15,000         15,947
Crown Castle International Corp. 10.63%
 2007 # ................................        15,000         12,900
CSC Holdings, Inc. 7.63% 2011 ..........        15,000         14,449
EchoStar DBS Corp. 9.38% 2009 ..........        35,000         36,400
Entravision Commerce Co. 8.13% 2009* ...         5,000          5,050
Frontiervision Holdings LP 11.88%
 2007 ..................................        10,000         10,200
Frontiervision Holdings LP, Series B
 11.88% 2007 ...........................         5,000          4,950
Insight Communications, Inc. 12.25%
 2011 ..................................        15,000          9,825
IT Group, Inc. 11.25% 2009(1)(3) .......         5,000              6
Liberty Media Corp., New 7.75% 2009 ....        80,000         79,477
LIN Holdings Corp. 10.00% 2008 .........        35,000         31,500
Mediacom Broadband Llc & Media 11.00%
 2013 ..................................        10,000         11,050
News America Holdings, Inc. 8.00%
 2016 ..................................       180,000        184,491
Quebecor Media, Inc, 13.75% 2011 .......        35,000         23,538
Reed Elsevier Capital, Inc. 6.13%
 2006 ..................................       190,000        190,716
Rogers Communications, Inc. 8.88%
 2007 ..................................         5,000          5,025
Scholastic Corp. 7.00% 2003 ............        35,000         36,110
STC Broadcasting, Inc. 11.00% 2007 .....         5,000          5,150
Telewest Communications PLC 9.88%
 2010 ..................................        35,000         16,800
United Pan-Europe Communications 11.25%
 2010(1) ...............................         5,000            650
United Pan-Europe Communications 11.50%
 2010(1) ...............................        15,000          1,950
Viacom, Inc. 7.70% 2010 ................       100,000        106,873
Viacom, Inc. 7.75% 2005 ................        40,000         42,252
Young Broadcasting, Inc. 10.00% 2011 ...         5,000          5,200

ENTERTAINMENT PRODUCTS -- 0.0%
Hasbro, Inc. 8.50% 2006 ................         9,000          9,135
Primedia, Inc. 8.88% 2011 ..............        10,000          9,100
True Temper Sports, Inc., Series B
 10.88% 2008 ...........................        15,000         15,900

LEISURE & TOURISM -- 0.4%
Air Canada, Inc. 10.25% 2011 ...........        20,000         15,600
Continental Airlines, Inc., Series A
 6.65% 2019 ............................        36,050         33,425
Continental Airlines, Inc., Series B
 6.47% 2006 ............................        28,426         27,534
Delta Air Lines, Inc. 7.92% 2010 .......        95,000         92,164
Delta Air Lines, Inc. 7.90% 2009 .......        15,000         14,467
Harrah's Operating Co., Inc. 8.00%
 2011 ..................................       120,000        124,501
John Q. Hammons Hotels, Inc. 8.88%
 2004 ..................................         5,000          4,963
Mandalay Resort Group 9.25% 2005 .......        15,000         15,525
MGM Mirage, Inc. 8.38% 2011 ............        20,000         20,375
Northwest Airlines, Inc. 9.88% 2006 ....         5,000          4,950
Northwest Airlines, Inc. 8.88% 2007 ....         5,000          4,787
Station Casinos, Inc. 8.88% 2008 .......        10,000         10,200

----------------
16

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
US Airways, Inc. 7.08% 2022 ............  $     49,055   $     46,399
                                                         ------------
                                                            1,502,196
                                                         ------------

INFORMATION TECHNOLOGY -- 1.0%
COMMUNICATION EQUIPMENT -- 0.0%
Rogers Cantel Mobile, Inc. 9.75%
 2016 ..................................         5,000          4,375

COMPUTER SERVICES -- 0.1%
Computer Sciences Corp. 7.38% 2011 .....       110,000        114,173

COMPUTERS & BUSINESS EQUIPMENT -- 0.2%
Boise Cascade Office Products Corp.
 7.05% 2005 ............................       125,000        124,846
Hewlett-Packard Co. 5.75% 2006 .........       160,000        156,309
Seagate Technology International 12.50%
 2007* .................................        10,000         11,350

ELECTRONICS -- 0.2%
Amkor Technology, Inc. 9.25% 2008 ......        20,000         19,550
Amkor Technology, Inc. 10.50% 2009 .....        15,000         14,812
Amphenol Corp. 9.88% 2007 ..............         3,000          3,165
Chippac International, Ltd. 12.75%
 2009 ..................................        30,000         31,500
Eaton Corp. 7.65% 2029 .................       100,000        100,150
Fairchild Semiconductor International,
 Inc. 10.13% 2007 ......................        20,000         20,900
Fairchild Semiconductor International,
 Inc. 10.50% 2009 ......................         5,000          5,513
L-3 Communications Corp. 8.00% 2008 ....         5,000          5,100
SCG Holdings & Semiconductor Co., Series
 B 12.00% 2009 .........................        35,000         25,725
Solectron Corp. 9.63% 2009 .............        20,000         19,000
UCAR Finance, Inc. 10.25% 2012* ........         5,000          5,250
Viasystems Group, Inc. 9.75% 2007 ......        15,000          4,125

INTERNET CONTENT -- 0.0%
Exodus Communications, Inc. 10.75%
 2009(1) ...............................         5,000          1,057
Exodus Communications, Inc. 11.25%
 2008(1) ...............................         5,000          1,056
Exodus Communications, Inc. 11.63%
 2010(1) ...............................        40,000          8,200

TELECOMMUNICATIONS -- 0.5%
Alaska Communications Systems Holdings,
 Inc. 9.38% 2009 .......................         5,000          4,975
AT&T Corp. 8.00% 2031* .................       180,000        172,796
Avaya, Inc. 11.13% 2009 ................        10,000          9,800
Compania de Telecomunicaciones de Chile
 7.63% 2006 ............................        30,000         30,779
Compania de Telecomunicaciones de Chile
 8.38% 2006 ............................        25,000         25,961
Flag, Ltd. 8.25% 2008 ..................         5,000            975
GCI, Inc. 9.75% 2007 ...................        30,000         29,100
Insight Midwest LP Insight Capital 9.75%
 2009 ..................................        20,000         20,900
Insight Midwest LP Insight Capital
 10.50% 2010 ...........................         5,000          5,450
ITC Deltacom, Inc. 8.88% 2008 ..........        10,000          2,700
ITC Deltacom, Inc. 9.75% 2008 ..........        15,000          3,300
ITC Deltacom, Inc. 11.00% 2007 .........         5,000          1,350
Lucent Technologies, Inc. 5.50% 2008 ...         5,000          3,650
Lucent Technologies, Inc. 7.25% 2006 ...        30,000         24,900
MCI Communications Corp. 6.13% 2002 ....        30,000         29,940
McLeodUSA, Inc. 8.13% 2009(1) ..........        10,000          2,425
McLeodUSA, Inc. 8.38% 2008(1) ..........        15,000          3,638
McLeodUSA, Inc. 9.25% 2007(1) ..........         5,000          1,231

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
McLeodUSA, Inc. 9.50% 2008(1) ..........  $     30,000   $      7,200
Nextel Communications, Inc. 9.50%
 2011(2) ...............................         5,000          3,225
Nextel Communications, Inc. 9.75%
 2007 ..................................        30,000         19,350
Qwest Communications International,
 Inc., Series B 7.50% 2008 .............        25,000         22,186
Rogers Cantel, Inc. 9.38% 2008 .........         5,000          4,600
Rogers Wireless, Inc. 9.63% 2011 .......        20,000         18,600
Satelites Mexicanos SA de CV, Series B
 10.13% 2004 ...........................        10,000          5,000
Singapore Telecommunications 6.38%
 2011* .................................        20,000         19,835
Telecom De Puerto Rico, Inc. 6.65%
 2006 ..................................       190,000        188,157
Telecommunications Techniques Co. LLC
 9.75% 2008 ............................        10,000          2,825
Time Warner Telecom, Inc. 9.75% 2008 ...        10,000          6,675
Time Warner Telecom, Inc. 10.13%
 2011 ..................................        10,000          6,675
Williams Communications Group, Inc.
 10.88% 2009 ...........................        20,000          3,100
                                                         ------------
                                                            1,357,454
                                                         ------------

MATERIALS -- 0.8%
CHEMICALS -- 0.3%
Arco Chemical Co. 9.80% 2020 ...........         5,000          4,875
Georgia Gulf Corp. 10.38% 2007 .........        15,000         16,125
ICI Wilmington, Inc. 6.95% 2004 ........       215,000        220,326
IMC Global, Inc. 7.63% 2005 ............        15,000         14,415
Lyondell Chemical Co., Series B 9.88%
 2007 ..................................        20,000         20,400
Pioneer Americas Acquisition Corp.,
 Series B 9.25% 2007(3) ................         5,000          1,293
Potash Corp. of Saskatchewan, Inc. 7.75%
 2011 ..................................        45,000         47,151
Praxair, Inc. 6.75% 2003 ...............        75,000         77,141
Texas Petrochemicals Corp. 11.13%
 2006 ..................................        10,000          8,600
Texas Petrochemicals Corp., Series B
 11.13% 2006 ...........................         5,000          4,100

FOREST PRODUCTS -- 0.4%
Abitibi-Consolidated, Inc. 8.55%
 2010 ..................................       160,000        166,813
Buckeye Cellulose Corp. 8.50% 2005 .....        10,000          9,000
Caraustar Industries, Inc. 9.88%
 2011 ..................................        10,000         10,550
Consumers International, Inc. 10.25%
 2005(1) ...............................        10,000            800
Owens-Illinois, Inc. 7.50% 2010 ........        15,000         13,725
Owens-Illinois, Inc. 7.85% 2004 ........        15,000         14,700
Packaging Corp. of America 9.63%
 2009 ..................................         5,000          5,438
Paperboard Industries International,
 Inc. 8.38% 2007 .......................        10,000          9,350
Sealed Air Corp. 8.75% 2008* ...........       140,000        142,034
Silgan Holdings, Inc. 9.00% 2009 .......         5,000          5,181
Sonoco Products Co. 7.00% 2004 .........       100,000        103,695
Stone Container Corp. 9.25% 2008 .......         5,000          5,350
Stone Container Corp. 9.75% 2011 .......         5,000          5,425

METALS & MINERALS -- 0.1%
AK Steel Corp. 7.88% 2009 ..............        20,000         20,000
Alcan, Inc. 6.45% 2011 .................        60,000         59,672
Algoma Steel, Inc. 1.00% 2030 ..........         3,000            855
Century Aluminum Co. 11.75% 2008 .......        10,000         10,550
National Steel Corp. 9.88% 2009(1) .....        25,000          5,031
Phelps Dodge Corp. 8.75% 2011 ..........        60,000         58,763
United States Steel LLC 10.75% 2008* ...        20,000         20,000
Weirton Steel Corp. 10.75% 2005(1) .....         5,000            800

----------------
18

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
MATERIALS (CONTINUED)
METALS & MINERALS (CONTINUED)
Weirton Steel Corp. 11.38% 2004(1) .....  $     25,000   $      4,000
                                                         ------------
                                                            1,086,158
                                                         ------------

MUNICIPAL BONDS -- 0.3%
Allentown PA 6.20% 2005 ................       120,000        124,195
Fresno County California Pension
 Obligation 6.07% 2003 .................        50,000         51,704
Hudson County New Jersey Improvement
 Authority Facility 6.55% 2002 .........        45,000         46,079
Huntsville Alabama Solid Waste Disposal
 Authority 5.95% 2003 ..................        50,000         51,562
Miami Florida Revenue 7.25% 2003 .......        60,000         63,114
Southern California Public Power
 Authority Project 6.93% 2017 ..........        50,000         51,578
                                                         ------------
                                                              388,232
                                                         ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.1%
FOREIGN GOVERNMENT
United Mexican States 7.50% 2012 .......       120,000        119,520
                                                         ------------

REAL ESTATE -- 0.5%
REAL ESTATE COMPANIES -- 0.3%
E.O.P. Operating LP 6.38% 2003 .........        60,000         61,176
Liberty Property LP 7.25% 2011 .........        75,000         75,284
Liberty Property LP 8.50% 2010 .........        70,000         75,975
Pulte Homes, Inc. 7.88% 2011 ...........        45,000         45,033
Regency Centers LP 7.75% 2009 ..........       110,000        109,937
Susa Partnership LP 6.95% 2006 .........        40,000         41,395

REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Avalonbay Communities, Inc. 7.50%
 2010 ..................................       190,000        197,011
                                                         ------------
                                                              605,811
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 11.2%
Federal Home Loan Mortgage Corp. 6.00%
 2013 -- 2028 ..........................       206,264        204,953
Federal Home Loan Mortgage Corp. 6.50%
 2022 -- 2029 ..........................       158,241        158,232
Federal Home Loan Mortgage Corp. 6.55%
 2022 ..................................        32,000         32,730
Federal Home Loan Mortgage Corp. 6.75%
 2022 ..................................       105,000        107,593
Federal Home Loan Mortgage Corp. 7.00%
 2023 ..................................        12,000         12,225
Federal Home Loan Mortgage Corp. 7.50%
 2023 -- 2028 ..........................        72,638         75,512
Federal Home Loan Mortgage Corp. 7.75%
 2022 ..................................        27,242         28,289
Federal Home Loan Mortgage Corp. 8.50%
 2019 ..................................         8,804          9,521
Federal National Mortgage Association
 5.25% 2003 ............................       590,000        601,800
Federal National Mortgage Association
 5.71% 2011(3) .........................       198,410        191,838
Federal National Mortgage Association
 5.75% 2008 ............................       955,000        966,489
Federal National Mortgage Association
 5.89% 2011(3) .........................       197,892        193,842
Federal National Mortgage Association
 5.92% 2011(3) .........................       198,906        194,711
Federal National Mortgage Association
 6.00% 2032 ............................        89,909         87,098
Federal National Mortgage Association
 6.00% TBA .............................        50,000         48,438
Federal National Mortgage Association
 6.18% 2008 ............................        19,151         19,444
Federal National Mortgage Association
 6.30% 2008 ............................        19,068         19,482
Federal National Mortgage Association
 6.34% 2008 ............................        18,599         19,036
Federal National Mortgage Association
 6.36% 2008 ............................        38,201         39,347
Federal National Mortgage Association
 6.43% 2008 ............................        19,065         19,588

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Federal National Mortgage Association
 6.50% 2013 ............................  $    111,502   $    113,906
Federal National Mortgage Association
 7.04% 2007 ............................        19,013         20,047
Federal National Mortgage Association
 7.39% 2021 ............................         7,686          7,931
Federal National Mortgage Association
 8.00% 2006 ............................         4,346          4,522
Government National Mortgage Association
 7.00% 2022 -- 2031 ....................       807,340        823,756
Government National Mortgage Association
 7.25% 2027 ............................        54,609         56,460
Government National Mortgage Association
 7.50% 2023 -- 2031 ....................       269,230        279,901
Government National Mortgage Association
 8.00% TBA .............................        50,000         52,577
Government National Mortgage Association
 8.50% 2017 ............................        11,254         12,200
Government National Mortgage Association
 9.00% 2021 ............................         3,737          4,067
Overseas Private Investment Corp.,
 Series 96-A 6.99% 2009 ................       296,109        312,099
United States Treasury Bond Strip zero
 coupon 2012 ...........................       275,000        154,861
United States Treasury Bond Strip zero
 coupon 2021 ...........................       900,000        266,994
United States Treasury Bonds 5.25%
 2028 -- 2029 ..........................     2,115,000      1,901,512
United States Treasury Bonds 5.38%
 2031 ..................................     1,500,000      1,407,885
United States Treasury Bonds 6.13%
 2029 ..................................       700,000        711,487
United States Treasury Notes 3.50%
 2006 ..................................     1,380,000      1,305,176
United States Treasury Notes 3.63%
 2008 ..................................       504,077        517,309
United States Treasury Notes 4.75%
 2008 ..................................       300,000        292,266
United States Treasury Notes 5.00%
 2011 ..................................       430,000        415,621
United States Treasury Notes 5.50%
 2009 ..................................       600,000        607,404
United States Treasury Notes 5.88%
 2004 ..................................     2,560,000      2,671,591
                                                         ------------
                                                           14,969,740
                                                         ------------

UTILITIES -- 1.0%
ELECTRIC UTILITIES -- 0.5%
AES Corp. 8.50% 2007 ...................         5,000          3,150
AES Corp. 8.88% 2011 ...................        30,000         22,800
Avista Corp. 9.75% 2008 ................       180,000        190,076
Calpine Corp. 8.50% 2011 ...............        20,000         15,650
Calpine Corp. 8.63% 2010 ...............        20,000         15,800
CMS Energy Corp. 8.50% 2011 ............         5,000          5,138
CMS Energy Corp. 8.90% 2008 ............        10,000         10,500
Conectiv, Inc. 6.38% 2005 ..............        20,000         20,430
Peco Energy Transition Trust 6.52%
 2010 ..................................       110,000        112,846
Progress Energy, Inc. 7.10% 2011 .......       170,000        173,454
Public Service Electric & Gas Co.,
 Series A 8.88% 2003 ...................        11,000         11,589
Scottish Power PLC, Series H 6.38%
 2008 ..................................       100,000         99,580
UtiliCorp United, Inc. 6.88% 2004 ......        40,000         39,750
WESCO Distribution, Inc., Series B 9.13%
 2008 ..................................        15,000         14,175
Western Resources, Inc. 6.88% 2004 .....        15,000         14,191
Western Resources, Inc. 7.13% 2009 .....        10,000          9,177

GAS & PIPELINE UTILITIES -- 0.2%
Dynegy Holdings, Inc. 6.88% 2011 .......       130,000        121,447
Energen Corp. 7.63% 2010 ...............       130,000        132,322

TELEPHONE -- 0.3%
GTE Corp. 6.36% 2006 ...................        95,000         96,812
Qwest Capital Funding, Inc. 6.25%
 2005 ..................................        90,000         77,705
Sprint Capital Corp. 6.13% 2008 ........        70,000         62,476
Sprint Capital Corp. 6.88% 2028 ........        70,000         55,833
WorldCom, Inc. 7.55% 2004 ..............        40,000         37,151

----------------
20

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE (CONTINUED)
WorldCom, Inc. 8.25% 2031 ..............  $     80,000   $     63,619
                                                         ------------
                                                            1,405,671
                                                         ------------
TOTAL BONDS & NOTES (cost
 $31,552,163)...........................                   31,398,690
                                                         ------------

WARRANTS+ -- 0.0%
                                             SHARES
----------------------------------------------------------------------
CONSUMER DISCRETIONARY
RETAIL
Mattress Discounters Holding Corp.,
 7/15/2007(3) ..........................            10              0
                                                         ------------

FINANCE
FINANCIAL SERVICES
Grove Investors, Inc., 9/14/2008 Tranche
 A(3) ..................................            12              0
Grove Investors, Inc. 9/14/2008 Tranche
 B(3) ..................................            12              0
                                                         ------------
                                                                    0
                                                         ------------

INFORMATION TECHNOLOGY
TELECOMMUNICATIONS
KMC Telecom Holdings, Inc.,
 4/15/2008(3) ..........................            10              0
                                                         ------------
TOTAL WARRANTS (cost $185)..............                            0
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
 $127,838,987)..........................                  125,945,956
                                                         ------------

SHORT-TERM SECURITIES -- 3.2%               PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES
General Electric Capital Corp. 1.77% due
 4/1/02 ................................  $  2,000,000      2,000,000
Prudential Funding Corp. 1.73% due
 4/1/02 ................................     2,300,000      2,300,000
                                                         ------------
TOTAL SHORT-TERM SECURITIES (cost
 $4,300,000)............................                    4,300,000
                                                         ------------

                                                                ----------------

REPURCHASE AGREEMENTS -- 3.4%               PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
State Street Bank & Trust Co. Joint
 Repurchase Agreement Account (Note
 3) ....................................  $  1,905,000   $  1,905,000
BNP Paribas Joint Repurchase Agreement
 Account (Note 3) ......................     2,590,000      2,590,000
                                                         ------------
TOTAL REPURCHASE AGREEMENTS (cost
 $4,495,000)............................                    4,495,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $136,633,987)                           100.8%  134,740,956
Liabilities in excess of other assets --         (0.8)     (958,608)
                                           ----------  ------------
NET ASSETS --                                   100.0% $133,782,348
                                           ==========  ============

-------------
+   Non-income producing securities.
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
ADR -- American Depository Receipt
TBA -- Securities purchased on a forward commitment basis with an appropriate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.
#  Security represents an investment in an affiliated company; See Note 8
(1) Bond in default
(2) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(3) Fair valued security; See Note 2
(4) Represents a zero coupon bond which will convert to an interest bearing security at a later date.

----------------
22

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
-----------------------------------------------------------------------
     CONTRACT                 IN            DELIVERY   GROSS UNREALIZED
    TO DELIVER           EXCHANGE FOR         DATE       APPRECIATION
-----------------------------------------------------------------------
EUR*      100,000         USD    87,544    05/24/2002           692
EUR*      120,000         USD   106,878    05/10/2002         2,595
EUR*      425,000         USD   371,663    06/21/2002         2,915
EUR*      200,000         USD   177,046    04/26/2002         3,141
EUR       400,000         USD   351,880    05/24/2002         4,471
EUR       400,000         USD   360,280    05/10/2002        12,670
EUR       820,000         USD   734,310    05/24/2002        22,121
JPY*    2,100,000         USD    16,516    05/24/2002           635
JPY     3,000,000         USD    24,588    05/24/2002         1,901
JPY     4,400,000         USD    36,454    05/10/2002         3,208
JPY    12,000,000         USD   100,209    05/24/2002         9,462
JPY*   19,000,000         USD   156,471    04/26/2002        13,023
USD*      282,269         EUR   325,000    05/24/2002             1
USD         9,761       JPY   1,300,000    05/24/2002            69
USD        16,507       JPY   2,200,000    05/10/2002           116
USD        12,706       JPY   1,700,000    05/24/2002           150
USD        15,695       JPY   2,100,000    05/24/2002           185
USD*       54,170       JPY   7,200,000    04/26/2002           189
USD        16,433       JPY   2,200,000    05/10/2002           190
USD        67,583       JPY   9,000,000    05/24/2002           477
                                                           --------
                                                             78,211
                                                           --------

                                                       GROSS UNREALIZED
                                                         DEPRECIATION
-----------------------------------------------------------------------
EUR       140,000        USD    120,249    04/26/2002        (1,485)
EUR       140,000        USD    120,266    06/21/2002        (1,204)
EUR       160,000        USD    138,197    06/21/2002          (627)
EUR*      100,000        USD     86,320    05/24/2002          (533)
USD*      151,756         EUR   170,000    05/10/2002        (4,022)
USD*      219,900         EUR   250,000    06/21/2002        (2,990)
USD*      136,457         EUR   155,000    05/10/2002        (1,758)
USD*       79,526         EUR    90,000    05/24/2002        (1,360)
USD*       65,745         EUR    75,000    05/10/2002          (568)
USD*       39,617         EUR    45,000    05/10/2002          (511)
USD*       48,097         EUR    55,000    05/24/2002          (328)
USD*      260,655         EUR   300,000    05/24/2002           (98)
USD*       65,242         EUR    75,000    05/10/2002           (65)
USD*       71,317       JPY   8,500,000    04/26/2002        (7,143)
USD*       26,078       JPY   3,300,000    04/26/2002        (1,163)
USD*       22,853       JPY   3,000,000    05/24/2002          (166)
                                                           --------
                                                            (24,021)
                                                           --------
Net Unrealized Appreciation..........................      $ 54,190
                                                           ========

-------------
* Represents offsetting or partially offsetting forward foreign currency contracts that, to the extent they are offset, do not have additional market risk but have continued counterparty settlement risk.

EUR  -- Euro                                      JPY  -- Japanese Yen
USD  -- United States Dollar

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
MULTI-MANAGED MODERATE
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 54.6%
                                                      SHARES       VALUE
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 6.0%
APPAREL & TEXTILES -- 0.3%
Foot Locker, Inc.+ ...............................       5,000  $     80,900
Gymboree Corp.+ ..................................      20,900       308,275
Quiksilver, Inc.+ ................................       8,400       183,792

AUTOMOTIVE -- 1.1%
Aftermarket Technology Corp.+ ....................      10,300       192,301
American Axle & Manufacturing Holdings, Inc.+ ....      23,800       690,200
Donaldson Co., Inc. ..............................       7,700       309,617
Ford Motor Co. ...................................      13,000       214,370
General Motors Corp. .............................       3,000       181,350
Navistar International Corp.+ ....................       6,700       296,810
SPX Corp.+ .......................................         300        42,474

HOUSING -- 0.6%
Champion Enterprises, Inc.+ ......................      22,400       179,200
Clayton Homes, Inc. ..............................      16,200       271,350
Masco Corp. ......................................      21,500       590,175

RETAIL -- 4.0%
Amazon.Com, Inc.+ ................................      36,895       527,598
American Eagle Outfitters, Inc. ..................      16,450       407,467
Barnes & Noble, Inc.+ ............................       5,800       179,742
Best Buy Co., Inc.+ ..............................       4,000       316,800
Coach, Inc.+ .....................................      10,100       512,171
Dollar Tree Stores, Inc.+ ........................      17,980       589,924
Federated Department Stores, Inc.+ ...............       3,000       122,550
Gap, Inc. ........................................      15,000       225,600
Home Depot, Inc. .................................      16,125       783,836
Kohl's Corp.+ ....................................       6,000       426,900
Martha Stewart Living Omnimedia, Inc., Class
 A+ ..............................................       6,600       118,140
Office Depot, Inc.+ ..............................       7,000       138,950
Pacific Sunwear of California+ ...................      12,600       309,960
Stage Stores, Inc.+ ..............................      12,600       335,160
Target Corp. .....................................       7,000       301,840
Too, Inc.+ .......................................      10,100       297,849
Wal-Mart Stores, Inc. ............................      15,500       949,995
Williams-Sonoma, Inc.+ ...........................       4,400       202,356
Yankee Candle Co., Inc.+ .........................      12,000       277,560
                                                                ------------
                                                                  10,565,212
                                                                ------------

CONSUMER STAPLES -- 0.5%
FOOD, BEVERAGE & TOBACCO -- 0.4%
Aurora Foods, Inc.+ ..............................         355         1,488
Coca-Cola Co. ....................................       7,000       365,820
Constellation Brands, Inc., Class A+ .............       2,200       120,912
Philip Morris Cos., Inc. .........................       6,000       316,020

----------------
24

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
HOUSEHOLD PRODUCTS -- 0.1%
Gillette Co. .....................................       5,000  $    170,050
                                                                ------------
                                                                     974,290
                                                                ------------

ENERGY -- 4.1%
ENERGY SERVICES -- 3.0%
Baker Hughes, Inc. ...............................       7,910       302,558
BJ Services Co.+ .................................      29,040     1,001,009
ChevronTexaco Corp. ..............................       6,500       586,755
ENSCO International, Inc. ........................      18,900       569,646
Grant Prideco, Inc.+ .............................      12,100       165,528
Nabors Industries, Inc.+ .........................      19,000       802,750
Patterson-UTI Energy, Inc.+ ......................      11,700       347,958
Smith International, Inc.+ .......................      16,335     1,106,696
Weatherford International, Inc.+ .................       7,700       366,751

ENERGY SOURCES -- 1.1%
Apache Corp. .....................................       2,500       142,200
Exxon Mobil Corp. ................................       6,400       280,512
GlobalSantaFe Corp. ..............................      15,721       514,608
Murphy Oil Corp. .................................       2,830       271,680
Petroleo Brasileiro SA ADR .......................      29,240       773,983
                                                                ------------
                                                                   7,232,634
                                                                ------------

FINANCE -- 8.9%
BANKS -- 1.8%
Bank of America Corp. ............................       6,500       442,130
Fifth Third Bancorp ..............................       9,882       666,838
FleetBoston Financial Corp. ......................       8,000       280,000
Hibernia Corp., Class A ..........................      30,300       578,730
J.P. Morgan Chase & Co. ..........................      18,785       669,685
National City Corp. ..............................       9,100       279,916
Northern Trust Corp. .............................       4,600       276,506

FINANCIAL SERVICES -- 4.5%
American Express Co. .............................       6,500       266,240
Charles Schwab Corp. .............................      20,400       267,036
Citigroup, Inc. ..................................      62,328     3,086,482
Concord EFS, Inc.+ ...............................      10,400       345,800
E*TRADE Group, Inc.+ .............................      56,950       536,469
Goldman Sachs Group, Inc. ........................       8,375       755,844
Grove Investors, Inc.(4) .........................          66           268
Household International, Inc. ....................      10,780       612,304
Lehman Brothers Holdings, Inc. ...................       5,500       355,520
Mellon Financial Corp. ...........................       1,500        57,885
Merrill Lynch & Co., Inc. ........................       3,000       166,140
Morgan Stanley, Dean Witter & Co. ................      10,600       607,486
Paychex, Inc. ....................................      10,500       416,850
USA Education, Inc. ..............................       5,100       498,780

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE -- 2.6%
ACE, Ltd. ........................................      20,280  $    845,676
AFLAC, Inc. ......................................      22,110       652,245
Allstate Corp. ...................................      14,420       544,643
Berkshire Hathaway, Inc., Class B ................         535     1,267,415
CIGNA Corp. ......................................       5,960       604,285
St. Paul Cos., Inc. ..............................       3,500       160,475
XL Capital, Ltd., Class A ........................       5,685       530,695
                                                                ------------
                                                                  15,772,343
                                                                ------------

HEALTHCARE -- 8.1%
DRUGS -- 4.7%
Abbott Laboratories, Inc. ........................      10,300       541,780
Amgen, Inc.+ .....................................       5,500       328,240
AstraZeneca Group PLC ............................       5,514       273,797
Bristol-Myers Squibb Co. .........................       3,000       121,470
Caremark Rx, Inc.+ ...............................      18,300       356,850
Forest Laboratories, Inc.+ .......................       2,760       225,492
Genentech, Inc.+ .................................       3,000       151,350
IDEC Pharmaceuticals Corp.+ ......................      13,700       880,910
Merck & Co., Inc. ................................       2,500       143,950
Millennium Pharmaceuticals, Inc.+ ................      15,290       341,120
Pfizer, Inc. .....................................      56,000     2,225,440
Pharmacia Corp. ..................................       2,000        90,160
Schering-Plough Corp. ............................      33,645     1,053,088
TEVA Pharmaceutical Industries, Ltd. ADR .........       2,300       125,741
Transkaryotic Therapies, Inc.+ ...................       7,300       314,265
Wyeth ............................................      18,820     1,235,533

HEALTH SERVICES -- 1.3%
Laboratory Corp. of America Holdings+ ............      10,390       995,985
Omnicell, Inc.+ ..................................      20,800       154,544
Tenet Healthcare Corp.+ ..........................      14,920       999,939
Trigon Healthcare, Inc.+ .........................       2,000       147,640

MEDICAL PRODUCTS -- 2.1%
Biovail Corp.+ ...................................       5,115       255,648
Boston Scientific Corp.+ .........................       9,000       225,810
Cardinal Health, Inc. ............................       7,585       537,700
DENTSPLY International, Inc. .....................      13,800       511,428
Johnson & Johnson ................................      11,044       717,308
McKesson HBOC, Inc. ..............................      21,000       786,030
MedImmune, Inc.+ .................................       9,700       381,501
Myriad Genetics, Inc.+ ...........................       1,500        50,265
St. Jude Medical, Inc.+ ..........................       4,100       316,315
                                                                ------------
                                                                  14,489,299
                                                                ------------

INDUSTRIAL & COMMERCIAL -- 5.9%
AEROSPACE & MILITARY TECHNOLOGY -- 1.7%
Boeing Co. .......................................       3,000       144,750
Lockheed Martin Corp. ............................       4,000       230,320

----------------
26

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
AEROSPACE & MILITARY TECHNOLOGY (CONTINUED)
Northrop Grumman Corp. ...........................       1,800  $    203,490
Raytheon Co. .....................................      50,220     2,061,531
Rockwell Collins, Inc. ...........................       6,000       151,320
United Technologies Corp. ........................       3,000       222,600

BUSINESS SERVICES -- 2.3%
Accenture, Ltd., Class A+ ........................      14,385       384,079
Apollo Group, Inc., Class A+ .....................       4,900       262,395
Career Education Corp.+ ..........................       3,500       138,600
Cendant Corp.+ ...................................      39,385       756,192
Electronic Data Systems Corp. ....................       4,020       233,120
Mobile Mini, Inc.+ ...............................       4,600       148,028
Princeton Review, Inc.+ ..........................      25,100       218,370
Republic Services, Inc., Class A+ ................       9,800       183,064
Stericycle, Inc.+ ................................       8,000       500,488
TMP Worldwide, Inc.+ .............................      11,665       402,093
Waste Connections, Inc.+ .........................      20,400       683,604
Waste Management, Inc. ...........................      10,100       275,225

MACHINERY -- 0.3%
Caterpillar, Inc. ................................       6,000       341,100
Deere & Co. ......................................       4,000       182,200

MULTI-INDUSTRY -- 1.0%
General Electric Co. .............................      12,000       449,400
Honeywell International, Inc. ....................      17,065       653,078
Tyco International, Ltd. .........................      19,610       633,795

TRANSPORTATION -- 0.6%
Arkansas Best Corp.+ .............................      10,500       291,795
Heartland Express, Inc.+ .........................      13,295       265,368
Offshore Logistics, Inc.+ ........................       6,000       129,300
RailWorks Corp.+ .................................      11,900           536
United Parcel Service, Inc., Class B .............       3,000       182,400
Werner Enterprises, Inc. .........................       6,533       136,873
                                                                ------------
                                                                  10,465,114
                                                                ------------

INFORMATION & ENTERTAINMENT -- 7.2%
BROADCASTING & MEDIA -- 5.9%
AOL Time Warner, Inc.+ ...........................      41,978       992,780
Cablevision Systems Corp.+ .......................      51,035     1,513,141
Charter Communications, Inc., Class A+ ...........      25,095       283,323
Clear Channel Communications, Inc.+ ..............      15,400       791,714
Comcast Corp., Class A+ ..........................      33,320     1,059,576
EchoStar Communications Corp., Class A+ ..........      10,600       300,192
Fox Entertainment Group, Inc., Class A+ ..........      12,100       286,165
Liberty Media Corp.+ .............................     182,210     2,303,134
Omnicom Group, Inc. ..............................       2,000       188,800
The Walt Disney Co. ..............................      23,405       540,187
USA Networks, Inc.+ ..............................      19,550       621,103
Viacom, Inc., Class B+ ...........................      23,613     1,142,161
Westwood One, Inc.+ ..............................      12,500       479,375

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
ENTERTAINMENT PRODUCTS -- 0.1%
International Game Technology+ ...................       3,700  $    230,584

LEISURE & TOURISM -- 1.2%
Atlantic Coast Airlines Holdings, Inc.+ ..........       9,300       223,014
Carnival Corp. ...................................       5,000       163,250
McDonald's Corp. .................................      12,500       346,875
Mesa Air Group, Inc.+ ............................      24,100       269,920
SkyWest, Inc. ....................................      12,500       311,625
Southwest Airlines Co. ...........................      26,700       516,645
Starwood Hotels & Resorts Worldwide, Inc. ........       8,300       312,163
                                                                ------------
                                                                  12,875,727
                                                                ------------

INFORMATION TECHNOLOGY -- 12.3%
COMMUNICATION EQUIPMENT -- 0.6%
Cisco Systems, Inc.+ .............................      20,300       343,679
Emulex Corp.+ ....................................      11,000       362,230
QUALCOMM, Inc.+ ..................................       4,000       150,560
Symbol Technologies, Inc. ........................      15,100       169,724

COMPUTER SERVICES -- 1.2%
Affiliated Computer Services, Inc., Class A+ .....       9,600       538,848
Documentum, Inc.+ ................................      15,700       399,565
i2 Technologies, Inc.+ ...........................      10,900        55,154
Intuit, Inc.+ ....................................      12,750       489,090
Network Associates, Inc.+ ........................      16,700       404,140
SonicWall, Inc.+ .................................      20,600       268,624

COMPUTERS & BUSINESS EQUIPMENT -- 0.8%
Brocade Communications Systems, Inc.+ ............      10,785       291,195
Dell Computer Corp.+ .............................      12,000       313,320
International Business Machines Corp. ............       5,000       520,000
VERITAS Software Corp.+ ..........................       6,040       264,733

COMPUTER SOFTWARE -- 2.1%
Adobe Systems, Inc. ..............................      11,800       483,243
Electronic Arts, Inc.+ ...........................      18,070     1,098,656
J.D. Edwards & Co.+ ..............................      35,200       635,008
Microsoft Corp.+ .................................      18,000     1,085,580
NVIDIA Corp.+ ....................................       5,055       224,240
Siebel Systems, Inc.+ ............................       8,000       260,880

ELECTRONICS -- 4.7%
Analog Devices, Inc.+ ............................      32,130     1,447,135
ASM Lithography Holdings NV+ .....................      10,960       278,055
ATMI, Inc.+ ......................................      16,400       515,780
Broadcom Corp., Class A+ .........................       6,235       223,837
Celestica, Inc.+ .................................      36,115     1,309,530
Flextronics International, Ltd.+ .................      56,190     1,025,468
General Motors Corp., Class H+ ...................      13,000       213,850
Intel Corp. ......................................      17,940       545,555
L-3 Communications Holdings, Inc.+ ...............       3,100       347,200
Maxim Integrated Products, Inc.+ .................       9,165       510,582

----------------
28

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Micron Technology, Inc.+ .........................      19,580  $    644,182
Microtune, Inc.+ .................................      24,700       354,939
National Semiconductor Corp.+ ....................       8,630       290,745
QLogic Corp.+ ....................................       2,800       138,656
Texas Instruments, Inc. ..........................       9,000       297,900
TriQuint Semiconductor, Inc.+ ....................      22,100       265,421

INTERNET CONTENT -- 0.4%
eBay, Inc.+ ......................................       8,535       483,422
Yahoo!, Inc.+ ....................................       8,700       160,689

INTERNET SOFTWARE -- 0.1%
Interwoven, Inc.+ ................................      13,300        66,500
Matrixone, Inc.+ .................................      15,700       140,044
Openwave Systems, Inc.+ ..........................       4,300        27,348

TELECOMMUNICATIONS -- 2.4%
Amdocs, Ltd.+ ....................................      11,885       316,735
Cox Communications, Inc., Class A+ ...............      21,410       805,872
Nokia Corp. ADR ..................................     135,620     2,812,759
Verizon Communications, Inc. .....................       4,732       216,016
                                                                ------------
                                                                  21,796,689
                                                                ------------

MATERIALS -- 0.6%
CHEMICALS -- 0.4%
Du Pont (E.I.) de Nemours & Co. ..................       5,000       235,750
Georgia Gulf Corp. ...............................       9,700       260,445
Praxair, Inc. ....................................       3,000       179,400

FOREST PRODUCTS -- 0.1%
International Paper Co. ..........................       5,000       215,050

METALS & MINERALS -- 0.1%
Alcoa, Inc. ......................................       4,000       150,960
Algoma Steel, Inc.+ ..............................       1,073         3,374
                                                                ------------
                                                                   1,044,979
                                                                ------------

REAL ESTATE -- 0.2%
Host Marriott Corp. ..............................      23,100       276,045
                                                                ------------

U.S. GOVERNMENT & AGENCIES -- 0.5%
Fannie Mae .......................................      11,955       954,965
                                                                ------------

UTILITIES -- 0.3%
GAS & PIPELINE UTILITIES -- 0.2%
American Water Works, Inc. .......................       4,900       214,620
El Paso Corp. ....................................       4,000       176,120

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE -- 0.1%
AT&T Corp. .......................................      12,000  $    188,400
SBC Communications, Inc.+ ........................       1,200        44,928
                                                                ------------
                                                                     624,068
                                                                ------------
TOTAL COMMON STOCK (cost $97,258,947).............                97,071,365
                                                                ------------

EXCHANGE-TRADED FUNDS -- 0.1%
----------------------------------------------------------------------------
Nasdaq-100 Trust+ (cost $282,023) ................       6,000       216,360
                                                                ------------

PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS
XO Communications, Inc. Series B 13.50%(4) (cost
 $6,232) .........................................          11             1
                                                                ------------

BONDS & NOTES -- 35.9%                              PRINCIPAL
                                                      AMOUNT
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.3%
FINANCIAL SERVICES
Nomura Asset Securities Corp. 6.69% 2002 .........  $  500,000       509,898
                                                                ------------

CONSUMER DISCRETIONARY -- 1.3%
APPAREL & TEXTILES -- 0.0%
Levi Strauss & Co. 6.80% 2003 ....................      10,000         9,750
Levi Strauss & Co. 7.00% 2006 ....................      25,000        23,000
Levi Strauss & Co. 11.63% 2008 ...................      25,000        26,062
Longview Fibre Co. 10.00% 2009* ..................      10,000        10,400
Westpoint Stevens, Inc. 7.88% 2008 ...............      35,000        16,800

APPLIANCES & HOUSEHOLD DURABLES -- 0.0%
Graphic Packaging Corp. 8.63% 2012* ..............       5,000         5,187

AUTOMOTIVE -- 0.4%
Accuride Corp., Series B 9.25% 2008 ..............      35,000        26,600
CSK Auto, Inc. 12.00% 2006* ......................      24,000        25,440
Dana Corp. 9.00% 2011 ............................      60,000        59,400
Delco Remy International, Inc. 8.63% 2007 ........      20,000        18,300
Ford Motor Co. 7.45% 2031 ........................     420,000       379,365
Goodyear Tire & Rubber Co. 7.86% 2011 ............       5,000         4,822
Goodyear Tire & Rubber Co. 8.50% 2007 ............      15,000        15,260
LDM Technologies, Inc., Series B 10.75% 2007 .....      10,000         6,700
Lear Corp., Series B 8.11% 2009 ..................      70,000        71,500
Navistar International Corp. 8.00% 2008 ..........      25,000        24,656
Navistar International Corp. 9.38% 2006 ..........      20,000        21,000
United Rentals North America, Inc. 10.75% 2008 ...      20,000        21,800

HOUSING -- 0.6%
Beazer Homes USA, Inc. 8.63% 2011 ................      30,000        31,200
Centex Corp. 7.88% 2011 ..........................     220,000       220,849

----------------
30

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
HOUSING (CONTINUED)
KB HOME 9.50% 2011 ...............................  $   25,000  $     26,000
Lowe's Cos., Inc. 8.25% 2010 .....................     340,000       380,574
Masco Corp. 6.00% 2004 ...........................     150,000       151,828
Pulte Homes, Inc. 8.13% 2011 .....................     195,000       198,233
Standard Pacific Corp. 8.00% 2008 ................      15,000        14,850
Standard Pacific Corp. 8.50% 2007 ................      15,000        15,150
Webb (Del E.) Corp. 10.25% 2010 ..................      10,000        11,038

RETAIL -- 0.3%
Duane Reade, Inc. 9.25% 2008 .....................      50,000        50,625
Gap, Inc. 8.80% 2008* ............................      60,000        58,800
Kroger Co. 7.38% 2005 ............................      40,000        41,879
Pathmark Stores, Inc. 8.75% 2012* ................       5,000         5,150
Penney (J.C.) Co., Inc. 7.38% 2008 ...............      30,000        28,200
Penney (J.C.) Co., Inc. 7.60% 2007 ...............       5,000         4,850
Revlon Consumer Products Corp. 12.00% 2005* ......      40,000        40,200
Rite Aid Corp. 7.13% 2007 ........................      55,000        39,600
Rite Aid Corp. 11.25% 2008 .......................      20,000        15,600
Sealy Mattress Co., Series B 10.88% 2007(1) ......      35,000        34,213
Wal-Mart Stores, Inc. 7.55% 2030 .................     210,000       232,017
Xerox Corp. 9.75% 2009* ..........................      30,000        28,425
                                                                ------------
                                                                   2,395,323
                                                                ------------

CONSUMER GOODS -- 0.0%
HEALTH & PERSONAL CARE
Icon Health & Fitness, Inc. 11.25% 2012* .........      25,000        24,647
                                                                ------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO
Nash Finch Co., Series B 8.50% 2008 ..............      20,000        19,750
Panamerican Beverage, Inc. 8.13% 2003 ............      60,000        60,868
PepsiAmericas, Inc. 6.38% 2009 ...................     130,000       125,818
Tyson Foods, Inc. 6.63% 2004* ....................     240,000       245,395
                                                                ------------
                                                                     451,831
                                                                ------------

ENERGY -- 0.6%
ENERGY SERVICES -- 0.2%
Duke Energy Field Services LLC 5.75% 2006 ........     300,000       289,137
ICO, Inc., Series B 10.38% 2007 ..................      10,000         7,800
Limestone Electron Trust 8.63% 2003* .............      30,000        30,260
Magnum Hunter Resources, Inc. 9.60% 2012* ........       5,000         5,238
Parker Drilling Co. 9.75% 2006 ...................      25,000        25,500
Pride International, Inc. 10.00% 2009 ............      10,000        10,775
Pride Petroleum Services, Inc. 9.38% 2007 ........      20,000        20,800
Tesoro Petroleum Corp. 9.63% 2008 ................      35,000        35,525

ENERGY SOURCES -- 0.4%
Burlington Resources Finance Co. 7.40% 2031* .....      70,000        69,429
Clark Refining & Marketing, Inc. 8.38% 2007 ......      45,000        42,075
Dynegy Holdings, Inc. 7.63% 2026 .................      10,000         8,902
Energy Corp. of America, Series A 9.50% 2007 .....      55,000        37,400

                                                                ----------------

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Forest Oil Corp. 8.00% 2008 ......................  $   25,000  $     25,563
Husky Oil, Ltd. 7.55% 2016 .......................     140,000       129,892
NRG Energy, Inc. 6.75% 2006 ......................      25,000        23,862
NRG Energy, Inc. 7.75% 2011 ......................     260,000       247,736
Peabody Energy Corp. 9.63% 2008 ..................      12,000        12,780
Pioneer Natural Resources Co. 9.63% 2010 .........      15,000        16,500
Plains Resources, Inc., Series B 10.25% 2006 .....      15,000        15,450
Plains Resources, Inc., Series D 10.25% 2006 .....      20,000        20,600
Tesoro Petroleum Corp., Series B 9.00% 2008 ......      10,000         9,950
                                                                ------------
                                                                   1,085,174
                                                                ------------

FINANCE -- 7.6%
BANKS -- 1.2%
Bank of America Corp. 9.38% 2009 .................      48,000        55,734
Credit National 7.00% 2005 .......................     110,000       113,476
First Republic Bank 7.75% 2012 ...................      45,000        38,549
First Union-Lehman Brothers Commercial Mortgage
 Corp. 6.60% 2029 ................................     205,000       212,840
National Australia Bank, Ltd. 8.60% 2010 .........     300,000       339,924
National City Corp. 7.20% 2005 ...................     170,000       179,313
NBD Bank NA 8.25% 2024 ...........................      45,000        49,927
Overseas-Chinese Banking Corp., Ltd. 7.75%
 2011* ...........................................     280,000       295,674
Popular North America, Inc., Series D 6.63%
 2002 ............................................      50,000        50,814
Royal Bank of Scotland Group PLC 6.40% 2009 ......     240,000       241,462
Scotland International Finance 7.70% 2010* .......     300,000       321,220
U.S. Bancorp 7.50% 2026 ..........................     195,000       205,883
Western Financial Bank 8.88% 2007 ................      20,000        18,789

ENERGY SOURCES -- 0.0%
NRG Energy, Inc. 7.50% 2007 ......................      25,000        24,181

FINANCIAL SERVICES -- 3.8%
Aesop Funding II LLC 6.14% 2006* .................     100,000       102,782
Aesop Funding II LLC 6.40% 2003* .................      50,000        50,664
American General Finance Corp., Series E 6.25%
 2002 # ..........................................     100,000       102,456
Asset Securitization Corp. 6.75% 2041 ............      75,000        76,832
Asset Securitization Corp. 7.40% 2029 ............     200,000       210,053
Athena Neurosciences Finance LLC 7.25% 2008 ......     370,000       289,381
AXA Financial, Inc. 7.00% 2028 ...................     110,000       105,367
Chase Credit Card Master Trust 6.19% 2005 ........     120,000       122,951
CIT Group Holdings 7.63% 2005 ....................     120,000       121,231
CIT Group, Inc. 7.38% 2007 .......................      90,000        89,822
CIT Group, Inc. 7.50% 2003 .......................     100,000       100,403
Citigroup, Inc. 6.75% 2005 .......................     300,000       313,758
CS First Boston Mortgage Securities Corp. 7.15%
 2029 ............................................     165,000       173,102
CS First Boston Mortgage Securities Corp. 7.24%
 2029 ............................................     100,000       105,294
Dime Capital Trust I, Series A 9.33% 2027 ........      35,000        36,806
Erac USA Finance Co. 8.00% 2011* .................     270,000       280,172
Fleet Mortgage Group, Inc., Series A 6.84%
 2003 ............................................      50,000        51,622
Gemstone Investor, Ltd. 7.71% 2004* ..............     280,000       279,525
General Motors Acceptance Corp. 6.88% 2011 .......     230,000       223,992
General Motors Acceptance Corp. 7.63% 2003 .......     105,000       107,975
Household Finance Corp. 6.38% 2011 ...............     160,000       150,991

----------------
32

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
LB UBS Commercial Mortgage Trust 6.13% 2002 ......  $  210,000  $    206,041
LB UBS Commercial Mortgage Trust 6.37% 2002 ......     500,000       499,426
MBNA Master Credit Card Trust 6.90% 2008 .........     400,000       423,780
Merrill Lynch Mortgage Investors, Inc. 6.54%
 2029 ............................................     300,000       308,025
Morgan Stanley Capital I, Inc. 6.54% 2030 ........     300,000       308,930
Morgan Stanley, Dean Witter & Co. 6.39% 2033 .....      25,000        25,041
Popular North America, Inc. 6.13% 2006 ...........     220,000       212,427
PP&L Transition Bond LLC 7.05% 2009 ..............     218,000       232,584
Principal Financial Group 8.20% 2009* ............     240,000       259,807
Private Export Funding Corp. 6.62% 2005 ..........     220,000       231,147
Private Export Funding Corp., Series C 6.31%
 2004 ............................................     100,000       103,935
Private Export Funding Corp., Series YY 7.03%
 2003 ............................................      45,000        47,292
PSA Corp., Ltd. 7.13% 2005* ......................     320,000       340,665
Qwest Capital Funding, Inc. 7.25% 2011 ...........     100,000        80,971
Sun Canada Financial Co. 6.63% 2007* .............     130,000       131,845
Tembec Finance Corp. 9.88% 2005 ..................      10,000        10,325
Toyota Motor Credit Corp. 5.63% 2003 .............     115,000       117,992
Von Hoffmann Corp. 10.25% 2009* ..................      20,000        20,325

INSURANCE -- 2.6%
AAG Holding Co., Inc. 6.88% 2008 .................     110,000       100,785
Abbey National PLC, Series E 6.69% 2005 ..........     180,000       186,226
Ace Capital Trust II 9.70% 2030 ..................     340,000       390,800
Allstate Corp. 7.88% 2005 ........................     173,000       186,392
Allstate Financial II 7.83% 2045 .................      44,000        42,490
American Financial Group, Inc. 7.13% 2009 ........      55,000        49,214
American General Corp. 6.75% 2005# ...............     115,000       118,739
AmerUs Group Co. 6.95% 2005 ......................     190,000       186,688
CIGNA Corp. 7.40% 2007 ...........................      85,000        89,479
CIGNA Corp. 7.88% 2027 ...........................     134,000       141,102
CIGNA Corp. 8.25% 2007 ...........................      60,000        65,062
Conseco, Inc. 9.00% 2006 .........................       5,000         2,475
Conseco, Inc. 10.75% 2008 ........................      30,000        14,700
Everest Reinsurance Holdings, Inc. 8.75% 2010 ....     280,000       303,951
Farmers Insurance Exchange 8.50% 2004* ...........     280,000       293,303
Florida Windstorm Underwriting Associates, Inc.
 7.13% 2019* .....................................     270,000       270,211
ING Groep N.V. 8.00% 2006 ........................     180,000       193,669
Jackson National Life Insurance Co. 8.15%
 2027* ...........................................      40,000        41,454
Liberty Mutual Insurance Co. 7.70% 2097* .........     100,000        76,853
Lumbermens Mutual Casualty Co. 8.30% 2037* .......     220,000       177,330
Lumbermens Mutual Casualty Co. 9.15% 2026* .......     180,000       160,655
Metropolitan Life Insurance Co. 7.70% 2015* ......     120,000       126,621
MONY Group, Inc. 7.45% 2005 ......................     320,000       332,029
Provident Financing Trust I 7.41% 2038 ...........      90,000        72,230
Prudential Financial Corp. 6.88% 2003* ...........     275,000       283,231
UnumProvident Corp. 6.75% 2028 ...................     250,000       216,540
UnumProvident Corp. 7.63% 2011 ...................      55,000        56,947
W.R. Berkley Capital Trust 8.20% 2045 ............     440,000       368,425
Xl Capital Finance Europe PLC 6.50% 2012 .........     150,000       147,764
                                                                ------------
                                                                  13,498,888
                                                                ------------

                                                                ----------------

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
HEALTHCARE -- 0.9%
DRUGS -- 0.2%
American Home Products Corp. 6.25% 2006 ..........  $  340,000  $    350,135
Omnicare, Inc. 8.13% 2011 ........................       5,000         5,263
Warner Chilcott, Inc. 12.63% 2008 ................      25,000        28,625

HEALTH SERVICES -- 0.4%
Beverly Enterprises, Inc. 9.00% 2006 .............      15,000        15,225
Beverly Enterprises, Inc. 9.63% 2009 .............      20,000        20,400
Columbia/HCA Healthcare Corp. 7.25% 2008 .........      20,000        20,400
Humana, Inc. 7.25% 2006 ..........................     100,000        98,815
Manor Care, Inc. 8.00% 2008 ......................       5,000         5,163
Tenet Healthcare Corp., Series B 8.13% 2008 ......      15,000        16,345
Triad Hospitals Holdings, Inc., Series B 11.00%
 2009 ............................................      20,000        22,350
Triad Hospitals, Inc. 8.75% 2009 .................       5,000         5,319
UnitedHealth Group, Inc. 7.50% 2005 ..............     310,000       329,421
Wellpoint Health Networks, Inc. 6.38% 2012 .......      95,000        92,976

MEDICAL PRODUCTS -- 0.3%
ALARIS Medical, Inc. 11.13% 2008(1) ..............      30,000        21,000
ALARIS Medical Systems, Inc. 9.75% 2006 ..........      65,000        63,050
AmerisourceBergen Corp. 8.13% 2008 ...............       5,000         5,237
Beckman Coulter, Inc. 7.10% 2003 .................      70,000        71,223
Bio-Rad Laboratories, Inc. 11.63% 2007 ...........      14,000        15,470
Cardinal Health, Inc. 7.00% 2026 .................     220,000       229,944
CONMED Corp. 9.00% 2008 ..........................      40,000        40,850
MEDIQ/PRN Life Support Services, Inc. 11.00%
 2008(4) .........................................      15,000             0
Physician Sales & Service, Inc. 8.50% 2007 .......      20,000        20,200
Radiologix, Inc. 10.50% 2008* ....................      40,000        40,300
Universal Hospital Services, Inc. 10.25% 2008 ....      25,000        24,250
                                                                ------------
                                                                   1,541,961
                                                                ------------

INDUSTRIAL & COMMERCIAL -- 0.8%
AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
Dunlop Standard Aerospace Holdings PLC 11.88%
 2009 ............................................      25,000        25,500
K & F Industries, Inc., Series B 9.25% 2007 ......      15,000        15,525
SCL Term Aereo Santiago SA 6.95% 2012* ...........     340,000       334,730
Sequa Corp. 8.88% 2008 ...........................      25,000        24,625

BUSINESS SERVICES -- 0.3%
Allied Waste North America, Inc. 8.50% 2008* .....       5,000         5,050
Allied Waste North America, Inc. 10.00% 2009 .....      50,000        50,875
Federal Express Corp. 6.72% 2022 .................     139,486       135,494
Interpublic Group Cos., Inc. 7.25% 2011 ..........     200,000       189,454
Iron Mountain, Inc. 8.13% 2008 ...................      10,000        10,125
Mail Well I Corp. 9.63% 2012* ....................      10,000        10,300
Pacifica Papers, Inc. 10.00% 2009 ................      20,000        21,300
Pierce Leahy Corp. 9.13% 2007 ....................       5,000         5,256
Quebecor Media, Inc. 11.13% 2011 .................      15,000        16,275
Quebecor World, Inc. 8.38% 2008 ..................      20,000        20,448
Resolution Performance Products, Inc. 13.50%
 2010 ............................................      20,000        22,400
Xerox Capital Europe PLC 5.88% 2004 ..............      20,000        18,300

----------------
34

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MACHINERY -- 0.0%
Argo-Tech Corp. 8.63% 2007 .......................  $   45,000  $     40,050
Hayes Lemmerz International, Inc. 11.88% 2006* ...      15,000         7,800
Numatics, Inc., Series B 9.63% 2008 ..............      10,000         5,150
Roller Bearing Co. of America, Inc., Series B
 9.63% 2007 ......................................       5,000         4,525
Westinghouse Air Brake Co., Series B2 9.38%
 2005 ............................................       5,000         5,025

MULTI-INDUSTRY -- 0.2%
American Standard Cos., Inc. 7.63% 2010 ..........       5,000         5,050
Fortune Brands, Inc. 7.13% 2004* .................     250,000       258,522

TRANSPORTATION -- 0.1%
AMR Corp. 10.20% 2020 ............................      50,000        44,500
Atlas Air, Inc. 9.38% 2006 .......................      20,000        17,200
Atlas Air, Inc. 10.75% 2005 ......................      10,000         9,000
                                                                ------------
                                                                   1,302,479
                                                                ------------

INFORMATION & ENTERTAINMENT -- 1.7%
BROADCASTING & MEDIA -- 1.2%
Adelphia Communications Corp. 9.38% 2009 .........      15,000        13,050
Adelphia Communications Corp. 10.25% 2011 ........      10,000         9,300
Adelphia Communications Corp., Series B 8.38%
 2008 ............................................      10,000         8,750
American Color Graphics, Inc. 12.75% 2005 ........      15,000        14,869
AT&T Wireless Services, Inc. 7.88% 2011 ..........     230,000       228,993
Century Communications Corp., Series B 13.50%
 2008 ............................................      45,000        22,050
Charter Communications Holdings Capital Corp. LLC
 zero coupon 2011 ................................      90,000        57,937
Charter Communications Holdings Capital Corp. LLC
 8.63% 2009 ......................................      50,000        45,125
Classic Cable, Inc. 10.50% 2010(2) ...............      45,000         6,525
Comcast Cable Communications Corp. 8.50% 2027 ....      35,000        37,210
Corus Entertainment Inc 8.75% 2012* ..............       5,000         5,163
Crown Castle International Corp. 10.63% 2007
 #(1) ............................................      20,000        17,200
CSC Holdings, Inc. 7.63% 2011 ....................      50,000        48,162
EchoStar DBS Corp. 9.38% 2009 ....................      75,000        78,000
Entravision Commerce Co. 8.13% 2009* .............       5,000         5,050
Frontiervision Holdings LP 11.88% 2007 ...........      20,000        20,400
Frontiervision Holdings LP, Series B 11.88%
 2007 ............................................      10,000         9,900
Insight Communications, Inc. 12.25% 2011 .........      25,000        16,375
IT Group, Inc. 11.25% 2009(2)(4) .................      15,000            19
Liberty Media Corp., New 7.75% 2009 ..............     180,000       178,823
LIN Holdings Corp. 10% 2008(1) ...................      70,000        63,000
LIN Televison Corp. 8.38% 2008 ...................       5,000         5,000
Mediacom Broadband LLC & Media 11.00% 2013 .......      20,000        22,100
News America Holdings, Inc. 8.00% 2016 ...........     340,000       348,483
Quebecor Media, Inc 13.75% 2011 ..................      70,000        47,075
Reed Elsevier Capital, Inc. 6.13% 2006 ...........     390,000       391,470
Rogers Communications, Inc. 8.88% 2007 ...........      15,000        15,075
Scholastic Corp. 7.00% 2003 ......................      70,000        72,220
STC Broadcasting, Inc. 11.00% 2007 ...............      25,000        25,750
Telewest Communications PLC 9.88% 2010 ...........      85,000        40,800
United Pan-Europe Communications 11.25%
 2010(2) .........................................      10,000         1,300
United Pan-Europe Communications 11.50%
 2010(2) .........................................      25,000         3,250
Viacom, Inc. 7.70% 2010 ..........................     155,000       165,653
Viacom, Inc. 7.75% 2005 ..........................      65,000        68,659

                                                                ----------------

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Young Broadcasting, Inc. 10.00% 2011 .............  $   20,000  $     20,800

ENTERTAINMENT PRODUCTS -- 0.1%
Hasbro, Inc. 8.50% 2006 ..........................      10,000        10,150
Primedia, Inc. 8.88% 2011 ........................      25,000        22,750
True Temper Sports, Inc., Series B 10.88% 2008 ...      40,000        42,400

LEISURE & TOURISM -- 0.4%
Air Canada, Inc. 10.25% 2011 .....................      40,000        31,200
Continental Airlines, Inc., Series A 6.65%
 2019 ............................................      67,594        62,671
Continental Airlines, Inc., Series B 6.47%
 2006 ............................................      56,853        55,069
Delta Air Lines, Inc. 7.92% 2010 .................     170,000       164,925
Delta Air Lines, Inc. 7.90% 2009 .................      55,000        53,044
Harrah's Operating Co., Inc. 8.00% 2011 ..........     220,000       228,252
John Q. Hammons Hotels, Inc. 8.88% 2004 ..........      15,000        14,888
Mandalay Resort Group 9.25% 2005 .................      20,000        20,700
Mandalay Resort Group 9.38% 2010* ................       5,000         5,262
MGM Mirage, Inc. 8.38% 2011 ......................      45,000        45,844
Northwest Airlines, Inc. 9.88% 2007 ..............      10,000         9,900
Northwest Airlines, Inc. 8.88% 2006 ..............       5,000         4,788
Station Casinos, Inc. 8.88% 2008 .................      40,000        40,800
US Airways, Inc. 7.08% 2022 ......................      93,205        88,159
                                                                ------------
                                                                   3,014,338
                                                                ------------

INFORMATION TECHNOLOGY -- 1.7%
COMMUNICATION EQUIPMENT -- 0.0%
Rogers Cantel Mobile, Inc. 9.75% 2016 ............      15,000        13,125

COMPUTER SERVICES -- 0.1%
Computer Sciences Corp. 7.38% 2011 ...............     230,000       238,726

COMPUTERS & BUSINESS EQUIPMENT -- 0.4%
Boise Cascade Office Products Corp. 7.05% 2005 ...     225,000       224,723
Hewlett-Packard Co. 5.75% 2006 ...................     375,000       366,349
Seagate Technology International 7.25%
 2011*(3) ........................................      25,000        28,375

ELECTRONICS -- 0.3%
Amkor Technology, Inc. 9.25% 2008 ................      55,000        53,763
Amkor Technology, Inc. 10.50% 2009 ...............      30,000        29,625
Amphenol Corp. 9.88% 2007 ........................       6,000         6,330
Chippac International, Ltd. 12.75% 2009 ..........      65,000        68,250
Eaton Corp. 7.65% 2029 ...........................     210,000       210,316
Fairchild Semiconductor International, Inc. 10.13%
 2007 ............................................      40,000        41,800
Fairchild Semiconductor International, Inc. 10.50%
 2009 ............................................      10,000        11,025
Fairfax Financial Holdings, Ltd. 7.38% 2006 ......      10,000         7,500
L-3 Communications Corp. 8.00% 2008 ..............      10,000        10,200
SCG Holdings & Semiconductor Co., Series B 12.00%
 2009 ............................................      76,000        55,860
Solectron Corp. 9.63% 2009 .......................      50,000        47,500
UCAR Finance, Inc. 10.25% 2012* ..................      15,000        15,750
Viasystems Group, Inc. 9.75% 2007 ................      30,000         8,250

INTERNET CONTENT -- 0.0%
Exodus Communications, Inc. 10.75% 2009(2) .......       5,000         1,056
Exodus Communications, Inc. 11.25% 2008(2) .......      15,000         3,169

----------------
36

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET CONTENT (CONTINUED)
Exodus Communications, Inc. 11.63% 2010(2) .......  $   90,000  $     18,450

TELECOMMUNICATIONS -- 0.9%
Alaska Communications Systems Holdings, Inc. 9.38%
 2009 ............................................       5,000         4,975
AT&T Corp. 8.00% 2031* ...........................     425,000       407,991
Avaya, Inc. 11.13% 2009 ..........................      25,000        24,500
Compania de Telecomunicaciones de Chile 7.63%
 2006 ............................................      40,000        41,039
Compania de Telecomunicaciones de Chile 8.38%
 2006 ............................................      45,000        46,730
Flag, Ltd. 8.25% 2008 ............................      15,000         2,925
GCI, Inc. 9.75% 2007 .............................      60,000        58,200
Insight Midwest LP Insight Capital 9.75% 2009 ....      40,000        41,800
Insight Midwest LP Insight Capital 10.50% 2010 ...      10,000        10,900
ITC Deltacom, Inc. 8.88% 2008 ....................      20,000         5,400
ITC Deltacom, Inc. 9.75% 2008 ....................      25,000         5,500
ITC Deltacom, Inc. 11.00% 2007 ...................      10,000         2,700
Lucent Technologies, Inc. 5.50% 2008 .............      15,000        10,950
Lucent Technologies, Inc. 7.25% 2006 .............      65,000        53,950
MCI Communications Corp. 6.13% 2002 ..............      45,000        44,910
McLeodUSA, Inc. 8.13% 2009(2) ....................      20,000         4,850
McLeodUSA, Inc. 8.38% 2008(2) ....................      30,000         7,275
McLeodUSA, Inc. 9.25% 2007(2) ....................      10,000         2,463
McLeodUSA, Inc. 9.50% 2008(2) ....................      65,000        15,600
Nextel Communications, Inc. 9.88% 2007(1) ........      60,000        38,700
Nextel Communications, Inc. 9.50% 2011 ...........      15,000         9,675
Qwest Communications International, Inc., Series B
 7.50% 2008 ......................................     110,000        97,618
Rogers Cantel, Inc. 9.38% 2008 ...................      15,000        13,800
Rogers Wireless, Inc. 9.63% 2011 .................      45,000        41,850
Satelites Mexicanos SA de CV, Series B 10.13%
 2004 ............................................      20,000        10,000
Singapore Telecommunications 6.38% 2011* .........      50,000        49,586
Telecom de Puerto Rico, Inc. 6.65% 2006 ..........     410,000       406,023
Telecommunications Techniques Co. LLC 9.75%
 2008 ............................................      20,000         5,650
Time Warner Telecom, Inc. 9.75% 2008 .............      25,000        16,688
Time Warner Telecom, Inc. 10.13% 2011 ............      45,000        30,037
Williams Communications Group, Inc. 10.88%
 2009 ............................................      65,000        10,075
                                                                ------------
                                                                   2,982,502
                                                                ------------
MATERIALS -- 1.2%
CHEMICALS -- 0.4%
Airgas, Inc. 9.13% 2011 ..........................       5,000         5,300
Arco Chemical Co. 9.80% 2020 .....................      15,000        14,625
Georgia Gulf Corp. 10.38% 2007 ...................      35,000        37,625
ICI Wilmington, Inc. 6.95% 2004 ..................     350,000       358,670
IMC Global, Inc. 7.63% 2005 ......................      35,000        33,636
IMC Global, Inc. 11.25% 2011 .....................       5,000         5,519
Lyondell Chemical Co., Series B 9.88% 2007 .......      50,000        51,000
Noveon, Inc. 11.00% 2011 .........................       5,000         5,300
Pioneer Americas Acquisition Corp., Series B 9.25%
 2007(4) .........................................      15,000         3,879
Potash Corp. of Saskatchewan, Inc. 7.75% 2011 ....      95,000        99,542
Praxair, Inc. 6.75% 2003 .........................     130,000       133,710
Texas Petrochemicals Corp. 11.13% 2006 ...........      20,000        17,200
Texas Petrochemicals Corp., Series B 11.13%
 2006 ............................................      10,000         8,200

                                                                ----------------

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
MATERIALS (CONTINUED)
FOREST PRODUCTS -- 0.6%
Abitibi-Consolidated, Inc. 8.55% 2010 ............  $  290,000  $    302,348
Buckeye Cellulose Corp. 8.50% 2005 ...............      25,000        22,500
Caraustar Industries, Inc. 9.88% 2011 ............      35,000        36,925
Consumers International, Inc. 10.25% 2005(2) .....      25,000         2,000
Norske Skog Canada, Ltd. 8.63% 2011* .............       5,000         5,062
Owens-Illinois, Inc. 7.15% 2005 ..................      20,000        19,100
Owens-Illinois, Inc. 7.35% 2008 ..................      10,000         9,250
Owens-Illinois, Inc. 7.50% 2010 ..................      30,000        27,450
Owens-Illinois, Inc. 7.85% 2004 ..................      25,000        24,500
Owens-Illinois, Inc. 8.10% 2007 ..................       5,000         4,825
Packaging Corp. of America 9.63% 2009 ............      10,000        10,875
Paperboard Industries International, Inc. 8.38%
 2007 ............................................      15,000        14,025
Sealed Air Corp. 8.75% 2008* .....................     290,000       294,214
Silgan Holdings, Inc. 9.00% 2009 .................      15,000        15,544
Sonoco Products Co. 7.00% 2004 ...................     200,000       207,390
Stone Container Corp. 9.25% 2008 .................       5,000         5,350
Stone Container Corp. 9.75% 2011 .................      25,000        27,125

METALS & MINERALS -- 0.2%
AK Steel Corp. 7.88% 2009 ........................      55,000        55,000
Alcan, Inc. 6.45% 2011 ...........................     120,000       119,344
Algoma Steel, Inc. zero coupon 2030 ..............       4,000         1,140
Century Aluminum Co. 11.75% 2008 .................      25,000        26,375
Compass Minerals Group, Inc. 10.00% 2011* ........       5,000         5,269
Hexcel Corp. 9.75% 2009 ..........................      10,000         7,200
National Steel Corp. 9.88% 2009(2) ...............      50,000        10,062
Phelps Dodge Corp. 8.75% 2011 ....................     120,000       117,526
Steel Dynamics, Inc. 9.50% 2009* .................       5,000         5,200
United States Steel LLC 10.75% 2008* .............      40,000        40,000
Weirton Steel Corp. 10.75% 2005(2) ...............       5,000           800
Weirton Steel Corp. 11.38% 2004(2) ...............      50,000         8,000
                                                                ------------
                                                                   2,198,605
                                                                ------------

MUNICIPAL BONDS -- 0.4%
Allentown PA 6.20% 2005 ..........................     225,000       232,866
Hudson County New Jersey Improvement Authority
 Facility 6.55% 2002 .............................      85,000        87,037
Huntsville Alabama Solid Waste Disposal Authority
 5.95% 2003 ......................................      85,000        87,655
Miami Florida Revenue 7.25% 2003 .................     110,000       115,709
Phoenix Arizona Civic Improvement Corp. 6.30%
 2008 ............................................     100,000       101,795
Southern California Public Power Authority Project
 6.93% 2017 ......................................     100,000       103,157
                                                                ------------
                                                                     728,219
                                                                ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.2%
FOREIGN GOVERNMENT
United Mexican States 7.50% 2012 .................     290,000       288,840
                                                                ------------

REAL ESTATE -- 0.6%
REAL ESTATE COMPANIES -- 0.4%
E.O.P. Operating LP 6.38% 2003 ...................     100,000       101,959
Liberty Property LP 7.25% 2011 ...................     145,000       145,550
Liberty Property LP 8.50% 2010 ...................     135,000       146,522

----------------
38

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE COMPANIES (CONTINUED)
Pulte Homes, Inc. 7.88% 2011 .....................  $  115,000  $    115,085
Regency Centers LP 7.75% 2009 ....................     210,000       209,880
Susa Partnership LP 6.95% 2006 ...................      70,000        72,442

REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Avalonbay Communities, Inc. 7.50% 2010 ...........     350,000       362,915
                                                                ------------
                                                                   1,154,353
                                                                ------------

U.S. GOVERNMENT & AGENCIES -- 16.8%
Federal Home Loan Mortgage Corp. 6.00% 2013 --
 2028 ............................................     457,096       454,586
Federal Home Loan Mortgage Corp. 6.50% 2022 --
 2029 ............................................     322,482       322,525
Federal Home Loan Mortgage Corp. 6.55% 2022 ......      32,000        32,730
Federal Home Loan Mortgage Corp. 6.75% 2022 ......     130,000       133,211
Federal Home Loan Mortgage Corp. 7.00% 2023 ......      25,000        25,469
Federal Home Loan Mortgage Corp. 7.50% 2023 ......       7,220         7,538
Federal Home Loan Mortgage Corp. 7.50% 2025 ......     118,667       123,896
Federal Home Loan Mortgage Corp. 7.75% 2022 ......      36,672        38,082
Federal Home Loan Mortgage Corp. 8.50% 2019 ......      16,350        17,681
Federal National Mortgage Association 5.25%
 2003 ............................................     825,000       841,500
Federal National Mortgage Association 5.71%
 2011 ............................................     396,540       383,404
Federal National Mortgage Association 5.75%
 2008 ............................................     760,000       769,143
Federal National Mortgage Association 5.89%
 2011 ............................................     395,784       387,683
Federal National Mortgage Association 5.95%
 2011 ............................................     298,586       303,531
Federal National Mortgage Association 6.00% 2014
 -- 2032 .........................................     646,661       630,240
Federal National Mortgage Association 6.00%
 TBA .............................................     250,000       242,187
Federal National Mortgage Association 6.06%
 2011 ............................................     230,521       229,656
Federal National Mortgage Association 6.18%
 2008 ............................................      19,151        19,444
Federal National Mortgage Association 6.27%
 2007 ............................................      52,536        53,616
Federal National Mortgage Association 6.30%
 2008 ............................................     123,942       126,636
Federal National Mortgage Association 6.30%
 2011 ............................................     298,218       300,340
Federal National Mortgage Association 6.34%
 2008 ............................................      18,599        19,036
Federal National Mortgage Association 6.36%
 2008 ............................................     124,154       127,879
Federal National Mortgage Association 6.43%
 2008 ............................................      19,065        19,588
Federal National Mortgage Association 6.50%
 2004 ............................................   2,580,000     2,712,638
Federal National Mortgage Association 6.80%
 2007 ............................................     118,434       123,861
Federal National Mortgage Association 7.04%
 2007 ............................................      52,286        55,129
Federal National Mortgage Association 7.39%
 2021 ............................................      12,810        13,218
Federal National Mortgage Association 7.50%
 2031 ............................................     267,625       277,075
Federal National Mortgage Association 8.00%
 2006 ............................................      17,383        18,089
Government National Mortgage Association 7.00%
 2022 -- 2031 ....................................   1,439,071     1,468,410
Government National Mortgage Association 7.25%
 2027 ............................................     107,679       111,329
Government National Mortgage Association 7.50%
 2024 -- 2029 ....................................     519,308       542,705
Government National Mortgage Association 8.00%
 TBA .............................................     250,000       262,888
Government National Mortgage Association 8.50%
 2017 ............................................      20,632        22,367
Government National Mortgage Association 9.00%
 2021 ............................................       5,530         6,019
Overseas Private Investment Corp., Series 96-A
 6.99% 2009 ......................................     274,443       289,263
United States Treasury Bond Strip zero coupon
 2012 ............................................     260,000       146,415
United States Treasury Bond Strip zero coupon
 2021 ............................................   4,540,000     1,346,836
United States Treasury Bonds 5.25% 2028 ..........     350,000       314,671
United States Treasury Bonds 5.25% 2029 ..........   4,240,000     3,812,014
United States Treasury Bonds 5.38% 2031 ..........   2,000,000     1,877,180

                                                                ----------------

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Bonds 6.13% 2029 ..........  $  200,000  $    203,282
United States Treasury Bonds 12.00% 2013 .........   1,000,000     1,356,090
United States Treasury Notes 3.50% 2006 ..........   3,130,000     2,960,291
United States Treasury Notes 3.63% 2008 ..........   1,159,603     1,190,042
United States Treasury Notes 4.75% 2008 ..........     300,000       292,266
United States Treasury Notes 5.50% 2009 ..........     600,000       607,404
United States Treasury Notes 5.88% 2004 ..........   4,040,000     4,216,104
                                                                ------------
                                                                  29,835,187
                                                                ------------

UTILITIES -- 1.6%
ELECTRIC UTILITIES -- 0.8%
AES Corp. 8.50% 2007 .............................      20,000        12,600
AES Corp. 8.88% 2011 .............................      70,000        53,200
Avista Corp. 9.75% 2008 ..........................     360,000       380,153
Calpine Corp. 8.50% 2011 .........................      55,000        43,037
Calpine Corp. 8.63% 2010 .........................      45,000        35,550
CMS Energy Corp. 7.50% 2009 ......................      10,000         9,862
CMS Energy Corp. 8.50% 2011 ......................      15,000        15,414
CMS Energy Corp. 8.90% 2008 ......................      20,000        21,000
Conectiv, Inc. 6.38% 2005 ........................      45,000        45,967
Peco Energy Transition Trust 6.52% 2010 ..........     210,000       215,432
Progress Energy, Inc. 7.10% 2011 .................     320,000       326,502
Public Service Electric & Gas Co., Series A 8.88%
 2003 ............................................      21,000        22,125
Scottish Power PLC, Series H 6.38% 2008 ..........     150,000       149,370
UtiliCorp United, Inc. 6.88% 2004 ................      70,000        69,563
WESCO Distribution, Inc., Series B 9.13% 2008 ....      35,000        33,075
Western Resources, Inc. 6.88% 2004 ...............      25,000        23,652
Western Resources, Inc. 7.13% 2009 ...............      30,000        27,530

GAS & PIPELINE UTILITIES -- 0.3%
Dynegy Holdings, Inc. 6.88% 2011 .................     270,000       252,237
Dynegy Holdings, Inc. 8.13% 2005 .................      10,000        10,241
Energen Corp. 7.63% 2010 .........................     240,000       244,286

TELEPHONE -- 0.5%
GTE Corp. 6.36% 2006 .............................     175,000       178,336
Qwest Capital Funding, Inc. 6.25% 2005 ...........     130,000       112,241
Sprint Capital Corp. 6.13% 2008 ..................     135,000       120,490
Sprint Capital Corp. 6.88% 2028 ..................     200,000       159,522
WorldCom, Inc. 7.38% 2006* .......................      90,000        78,311
WorldCom, Inc. 7.55% 2004 ........................      85,000        78,944
WorldCom, Inc. 8.25% 2031 ........................      90,000        71,571
                                                                ------------
                                                                   2,790,211
                                                                ------------
TOTAL BONDS & NOTES (cost $64,275,694)............                63,802,456
                                                                ------------

WARRANTS+ -- 0.0%
                                                      SHARES
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.0%
RETAIL
Mattress Discounters Holding Corp.
 7/15/2007(4) ....................................          15             0
                                                                ------------

----------------
40

WARRANTS+ (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
FINANCE -- 0.0%
FINANCIAL SERVICES
Grove Investors, Inc. 09/14/2008 Tranche A(4) ....          19  $          0
Grove Investors, Inc. 9/14/2008 Tranche B(4) .....          19             0
                                                                ------------
                                                                           0
                                                                ------------

INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS
KMC Telecom Holdings, Inc. 4/15/2008(4) ..........          20             0
                                                                ------------
TOTAL WARRANTS (cost $292) .......................                         0
                                                                ------------
TOTAL INVESTMENT SECURITIES (cost $161,823,188)...               161,090,182
                                                                ------------

SHORT-TERM SECURITIES -- 2.3%                       PRINCIPAL
                                                      AMOUNT
----------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES
General Electric Capital Corp. 1.77% due
 4/1/02 ..........................................  $2,100,000     2,100,000
Prudential Funding Corp. 1.73% due 4/1/02 ........   2,000,000     2,000,000
                                                                ------------
TOTAL SHORT-TERM SECURITIES (cost $4,100,000) ....                 4,100,000
                                                                ------------

REPURCHASE AGREEMENTS -- 7.7%
----------------------------------------------------------------------------
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3) ......................   6,329,000     6,329,000
BNP-Paribas Joint Repurchase Agreement Account
 (Note 3) ........................................   7,435,000     7,435,000
                                                                ------------
TOTAL REPURCHASE AGREEMENTS (cost $13,764,000) ...                13,764,000
                                                                ------------

TOTAL INVESTMENTS --
  (cost $179,687,188)                                    100.6%  178,954,182
Liabilities in excess of other assets --                  (0.6)   (1,049,925)
                                                      --------  ------------
NET ASSETS --                                            100.0% $177,904,257
                                                      ========  ============

-------------
ADR -- American Depository Receipt
+   Non-income producing security
#  Security represents an investment in an affiliated company
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
(1) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(2) Bond in default
(3) Variable rate security - the rate reflected as of March 31, 2002; maturity date reflects next reset date.
(4) Fair valued security - See Note 2
TBA -- Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------

   CONTRACT                IN              DELIVERY   GROSS UNREALIZED
  TO DELIVER          EXCHANGE FOR           DATE       APPRECIATION
----------------------------------------------------------------------
EUR     625,000      USD        546,563   06/21/2002      $  4,287
EUR     180,000      USD        159,341   04/26/2002         2,826
EUR      65,000      USD         56,904   05/24/2002           450
EUR      35,000      USD         30,446   05/24/2002            48
EUR*    400,000      USD        360,280   05/10/2002        12,670
EUR*    365,000      USD        326,858   05/24/2002         9,846
EUR*    400,000      USD        351,880   05/24/2002         4,471
EUR*    125,000      USD        111,331   05/10/2002         2,703
JPY*   16,000,000    USD        131,765   04/26/2002        10,967
JPY*   11,600,000    USD         96,868   05/24/2002         9,146
JPY*    4,000,000    USD         32,784   05/24/2002         2,535
JPY*    1,800,000    USD         14,913   05/10/2002         1,312
JPY*    2,500,000    USD         19,662   05/24/2002           755
USD*    182,389      EUR        210,000   05/24/2002             1
USD*     62,327     JPY       8,300,000   05/24/2002           440
USD*     18,685     JPY       2,500,000   05/24/2002           220
USD*     18,685     JPY       2,500,000   05/24/2002           220
USD*     48,151     JPY       6,400,000   04/26/2002           168
USD*     13,506     JPY       1,800,000   05/10/2002            95
USD*     11,264     JPY       1,500,000   05/24/2002            79
                                                          --------
                                                            63,239
                                                          ========

                                                      GROSS UNREALIZED
                                                        DEPRECIATION
----------------------------------------------------------------------
EUR     100,000      USD         86,320   05/24/2002          (532)
EUR     130,000      USD        111,880   04/28/2002        (1,379)
EUR*    140,000      USD        120,922   06/21/2002          (547)
EUR*    140,000      USD        120,286   06/21/2002        (1,204)
USD*     26,066      EUR         30,000   05/24/2002           (10)
USD*     39,145      EUR         45,000   05/10/2002           (39)
USD*    260,655      EUR        300,000   05/24/2002           (98)
USD*    108,737      EUR        125,000   05/10/2002          (108)
USD*     30,607      EUR         35,000   05/24/2002          (209)
USD*     43,830      EUR         50,000   05/10/2002          (378)
USD*     79,526      EUR         90,000   05/24/2002        (1,359)
USD*    140,736      EUR        160,000   06/21/2002        (1,914)
USD*    176,074      EUR        200,000   05/10/2002        (2,269)
USD*     93,732      EUR        105,000   05/10/2002        (2,484)
USD*     25,138     JPY       3,300,000   05/24/2002          (183)
USD*     20,546     JPY       2,600,000   04/26/2002          (916)
USD*     58,732     JPY       7,000,000   04/26/2002        (5,883)
                                                          --------
                                                           (19,512)
                                                          --------
Net Unrealized Appreciation.........................      $ 43,727
                                                          ========

------------
* Represents offsetting or partially offsetting forward foreign currency contracts that, to the extent they are offset, do not have additional market risk but have continued counterparty settlement risk.

EUR  -- Euro                                      JPY  -- Japanese Yen
USD  -- United States Dollar

See Notes to Financial Statements

----------------
42

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
INCOME/EQUITY PORTFOLIO                   INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 32.9%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 3.4%
APPAREL & TEXTILES -- 0.1%
Foot Locker, Inc.+ .....................         5,000   $     80,900

AUTOMOTIVE -- 0.3%
Ford Motor Co. .........................        14,000        230,860
General Motors Corp. ...................         3,000        181,350
SPX Corp.+ .............................           300         42,474

HOUSING -- 0.3%
Masco Corp. ............................        13,000        356,850

RETAIL -- 2.7%
Amazon.Com, Inc.+ ......................        17,505        250,322
American Eagle Outfitters, Inc. ........        12,000        297,240
Best Buy Co., Inc.+ ....................         4,200        332,640
Dollar Tree Stores, Inc.+ ..............         8,545        280,361
Federated Department Stores, Inc.+ .....         3,000        122,550
Gap, Inc. ..............................        15,000        225,600
Home Depot, Inc. .......................        11,310        549,779
Kohl's Corp.+ ..........................         5,500        391,325
Office Depot, Inc.+ ....................         8,000        158,800
Target Corp. ...........................         7,000        301,840
Wal-Mart Stores, Inc. ..................        11,700        717,093
                                                         ------------
                                                            4,519,984
                                                         ------------

CONSUMER STAPLES -- 0.6%
FOOD, BEVERAGE & TOBACCO -- 0.5%
Aurora Foods, Inc.+ ....................           443          1,856
Coca-Cola Co. ..........................         7,000        365,820
Philip Morris Cos., Inc. ...............         5,000        263,350

HOUSEHOLD PRODUCTS -- 0.1%
Gillette Co. ...........................         6,000        204,060
                                                         ------------
                                                              835,086
                                                         ------------

ENERGY -- 2.6%
ENERGY SERVICES -- 1.7%
Baker Hughes, Inc. .....................         3,760        143,820
BJ Services Co.+ .......................         9,620        331,601
ChevronTexaco Corp. ....................         5,500        496,485
ENSCO International, Inc. ..............         8,000        241,120
Nabors Industries, Inc.+ ...............        10,000        422,500
Smith International, Inc.+ .............         8,915        603,991

ENERGY SOURCES -- 0.9%
Apache Corp. ...........................         3,000        170,640
Exxon Mobil Corp. ......................         6,400        280,512

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
GlobalSantaFe Corp. ....................         8,000   $    261,760
Murphy Oil Corp. .......................         1,345        129,120
Petroleo Brasileiro SA ADR .............        13,895        367,801
                                                         ------------
                                                            3,449,350
                                                         ------------

FINANCE -- 5.9%
BANKS -- 1.0%
Bank of America Corp. ..................         5,500        374,110
Fifth Third Bancorp ....................         4,695        316,818
FleetBoston Financial Corp. ............         7,800        273,000
J.P. Morgan Chase & Co. ................        10,060        358,639

FINANCIAL SERVICES -- 3.2%
American Express Co. ...................         6,000        245,760
Charles Schwab Corp. ...................        10,000        130,900
Citigroup, Inc. ........................        37,243      1,844,274
E*TRADE Group, Inc.+ ...................        27,065        254,952
Goldman Sachs Group, Inc. ..............         3,980        359,195
Grove Investors, Inc.(4) ...............            66            268
Household International, Inc. ..........         8,270        469,736
Lehman Brothers Holdings, Inc. .........         3,900        252,096
Mellon Financial Corp. .................         1,700         65,603
Merrill Lynch & Co., Inc. ..............         3,000        166,140
Morgan Stanley, Dean Witter & Co. ......         6,200        355,322

INSURANCE -- 1.7%
ACE, Ltd. ..............................         9,640        401,988
AFLAC, Inc. ............................        10,505        309,897
Allstate Corp. .........................         6,850        258,725
Berkshire Hathaway, Inc., Class B ......           255        604,095
CIGNA Corp. ............................         2,830        286,934
St. Paul Cos., Inc. ....................         3,500        160,475
XL Capital, Ltd., Class A ..............         2,700        252,045
                                                         ------------
                                                            7,740,972
                                                         ------------

HEALTHCARE -- 4.7%
DRUGS -- 3.2%
Abbott Laboratories, Inc. ..............         3,000        157,800
Amgen, Inc.+ ...........................         5,300        316,304
AstraZeneca Group PLC ..................         2,620        130,096
Bristol-Myers Squibb Co. ...............         3,000        121,470
Forest Laboratories, Inc.+ .............         1,310        107,027
Genentech, Inc.+ .......................         3,000        151,350
IDEC Pharmaceuticals Corp.+ ............         2,700        173,610
Merck & Co., Inc. ......................         2,700        155,466
Millennium Pharmaceuticals, Inc.+ ......         7,265        162,082
Pfizer, Inc. ...........................        30,620      1,216,839
Pharmacia Corp. ........................         1,700         76,636
Schering-Plough Corp. ..................        16,045        502,209
TEVA Pharmaceutical Industries, Ltd.
  ADR ..................................         2,000        109,340

----------------
44

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
Wyeth ..................................        11,805   $    774,998

HEALTH SERVICES -- 0.7%
Laboratory Corp. of America
  Holdings+ ............................         4,940        473,548
Tenet Healthcare Corp.+ ................         7,090        475,172

MEDICAL PRODUCTS -- 0.8%
Biovail Corp.+ .........................         2,430        121,451
Cardinal Health, Inc. ..................         3,605        255,559
Johnson & Johnson ......................         5,000        324,750
McKesson HBOC, Inc. ....................         9,980        373,551
                                                         ------------
                                                            6,179,258
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 3.6%
AEROSPACE & MILITARY TECHNOLOGY -- 1.5%
Boeing Co. .............................         3,000        144,750
Lockheed Martin Corp. ..................         4,500        259,110
Raytheon Co. ...........................        26,465      1,086,389
Rockwell Collins, Inc. .................         7,000        176,540
United Technologies Corp. ..............         3,500        259,700

BUSINESS SERVICES -- 0.7%
Accenture, Ltd., Class A+ ..............         6,835        182,494
Cendant Corp.+ .........................        26,585        510,432
Electronic Data Systems Corp. ..........         1,905        110,471
TMP Worldwide, Inc.+ ...................         5,540        190,964

MACHINERY -- 0.4%
Caterpillar, Inc. ......................         6,000        341,100
Deere & Co. ............................         4,000        182,200

MULTI-INDUSTRY -- 0.8%
General Electric Co. ...................        13,000        486,850
Honeywell International, Inc. ..........         8,110        310,370
Tyco International, Ltd. ...............         9,320        301,222

TRANSPORTATION -- 0.2%
United Parcel Service, Inc., Class B ...         4,000        243,200
                                                         ------------
                                                            4,785,792
                                                         ------------

INFORMATION & ENTERTAINMENT -- 4.1%
BROADCASTING & MEDIA -- 3.8%
AOL Time Warner, Inc.+ .................        26,588        628,806
Cablevision Systems Corp.+ .............        24,252        719,047
Charter Communications, Inc., Class
  A+ ...................................        11,925        134,633
Clear Channel Communications, Inc.+ ....         6,000        308,460
Comcast Corp., Class A+ ................        17,275        549,345
Liberty Media Corp.+ ...................        98,106      1,240,060
Omnicom Group, Inc. ....................         2,500        236,000
The Walt Disney Co. ....................        11,120        256,650
USA Networks, Inc.+ ....................         9,290        295,143
Viacom, Inc., Class B+ .................        13,845        669,683

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM -- 0.3%
Carnival Corp. .........................         6,000   $    195,900
Southwest Airlines Co. .................         9,000        174,150
                                                         ------------
                                                            5,407,877
                                                         ------------

INFORMATION TECHNOLOGY -- 6.7%
COMMUNICATION EQUIPMENT -- 0.3%
Cisco Systems, Inc.+ ...................        20,700        350,451

COMPUTERS & BUSINESS EQUIPMENT -- 0.8%
Brocade Communications Systems,
  Inc.+ ................................         5,125        138,375
Dell Computer Corp.+ ...................        10,500        274,155
International Business Machines
  Corp. ................................         5,000        520,000
VERITAS Software Corp.+ ................         2,870        125,792

COMPUTER SOFTWARE -- 1.1%
Electronic Arts, Inc.+ .................         8,585        521,968
Microsoft Corp.+ .......................        14,700        886,557
NVIDIA Corp.+ ..........................         2,390        106,021

ELECTRONICS -- 2.8%
Analog Devices, Inc.+ ..................        15,270        687,761
ASM Lithography Holdings NV+ ...........         5,205        132,051
Broadcom Corp., Class A+ ...............         2,960        106,264
Celestica, Inc.+ .......................        17,160        622,221
Flextronics International, Ltd.+ .......        26,700        487,275
Intel Corp. ............................        20,100        611,241
Maxim Integrated Products, Inc.+ .......         4,355        242,617
Micron Technology, Inc.+ ...............        11,930        392,497
National Semiconductor Corp.+ ..........         4,100        138,129
Texas Instruments, Inc. ................        10,000        331,000

INTERNET CONTENT -- 0.2%
eBay, Inc.+ ............................         4,055        229,675

TELECOMMUNICATIONS -- 1.5%
Amdocs, Ltd.+ ..........................         5,600        149,240
Cox Communications, Inc., Class A+ .....        10,175        382,987
Nokia Corp. ADR ........................        57,840      1,199,602
Verizon Communications, Inc. ...........         5,200        237,380
                                                         ------------
                                                            8,873,259
                                                         ------------

MATERIALS -- 0.7%
CHEMICALS -- 0.4%
Du Pont (E.I.) de Nemours & Co. ........         6,000        282,900
Praxair, Inc. ..........................         4,000        239,200

FOREST PRODUCTS -- 0.1%
International Paper Co. ................         5,000        215,050

----------------
46

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
MATERIALS (CONTINUED)
METALS & MINERALS -- 0.2%
Alcoa, Inc. ............................         6,000   $    226,440
Algoma Steel, Inc.+ ....................           858          2,698
                                                         ------------
                                                              966,288
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 0.3%
Fannie Mae .............................         5,680        453,718
                                                         ------------

UTILITIES -- 0.3%
GAS & PIPELINE UTILITIES -- 0.2%
El Paso Corp. ..........................         4,500        198,135

TELEPHONE -- 0.1%
AT&T Corp. .............................        12,000        188,400
                                                         ------------
                                                              386,535
                                                         ------------
TOTAL COMMON STOCK (cost $44,211,996)...                   43,598,119
                                                         ------------

EXCHANGE-TRADED FUNDS -- 0.2%
----------------------------------------------------------------------
Nasdaq-100 Trust+ (cost $285,519) ......         6,100        219,966
                                                         ------------

PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS
XO Communications, Inc. Series B 13.50%
  (cost $6,232)(4) .....................            11              0
                                                         ------------

BONDS & NOTES -- 56.2%                      PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.4%
FINANCIAL SERVICES
Nomura Asset Securities Corp. 6.69%
  2002 .................................  $    500,000        509,898
                                                         ------------

CONSUMER DISCRETIONARY -- 1.8%
APPAREL & TEXTILES -- 0.1%
Levi Strauss & Co. 6.80% 2003 ..........         5,000          4,875
Levi Strauss & Co. 7.00% 2006 ..........        25,000         23,000
Levi Strauss & Co. 11.63% 2008 .........        35,000         36,487
Longview Fibre Co. 10.00% 2009* ........         5,000          5,200
Westpoint Stevens, Inc. 7.88% 2008 .....        30,000         14,400

APPLIANCES & HOUSEHOLD DURABLES -- 0.0%
Graphic Packaging Corp. 8.63% 2012* ....         5,000          5,188

AUTOMOTIVE -- 0.4%
Accuride Corp., Series B 9.25% 2008 ....        30,000         22,800
CSK Auto, Inc. 12.00% 2006* ............        29,000         30,740
Dana Corp. 9.00% 2011 ..................        70,000         69,300
Delco Remy International, Inc. 8.63%
  2007 .................................        20,000         18,300
Ford Motor Co. 7.45% 2031 ..............       310,000        280,008

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
AUTOMOTIVE (CONTINUED)
Goodyear Tire & Rubber Co. 7.86%
  2011 .................................  $      5,000   $      4,822
Goodyear Tire & Rubber Co. 8.50%
  2007 .................................        15,000         15,259
LDM Technologies, Inc., Series B 10.75%
  2007 .................................        15,000         10,050
Lear Corp., Series B 8.11% 2009 ........        70,000         71,500
Navistar International Corp. 8.00%
  2008 .................................        25,000         24,656
Navistar International Corp. 9.38%
  2006 .................................        20,000         21,000
United Rentals North America, Inc.
  10.75% 2008 ..........................        20,000         21,800

HOUSING -- 0.8%
Beazer Homes USA, Inc. 8.63% 2011 ......        35,000         36,400
Centex Corp. 7.88% 2011 ................       220,000        220,849
KB HOME 9.50% 2011 .....................        35,000         36,400
Lowe's Cos., Inc. 8.25% 2010 ...........       350,000        391,767
Masco Corp. 6.00% 2004 .................       160,000        161,951
Pulte Homes, Inc. 8.13% 2011 ...........       195,000        198,233
Standard Pacific Corp. 8.00% 2008 ......        10,000          9,900
Standard Pacific Corp. 8.50% 2007 ......        20,000         20,200
Webb (Del E.) Corp. 10.25% 2010 ........        15,000         16,556

RETAIL -- 0.5%
Duane Reade, Inc. 9.25% 2008 ...........        50,000         50,625
Gap, Inc. 8.80% 2008* ..................        65,000         63,700
Kroger Co. 7.38% 2005 ..................        55,000         57,583
Pathmark Stores, Inc. 8.75% 2012* ......         5,000          5,150
Penney (J.C.) Co., Inc. 7.38% 2008 .....        25,000         23,500
Penney (JC) Co., Inc. 7.60% 2007 .......         5,000          4,850
Revlon Consumer Prods Corp. 12.00%
  2005* ................................        45,000         45,225
Rite Aid Corp. 7.13% 2007 ..............        55,000         39,600
Rite Aid Corp. 11.25% 2008 .............        20,000         15,600
Sealy Mattress Co., Series B 10.88%
  2007(1) ..............................        30,000         29,325
Wal-Mart Stores, Inc. 7.55% 2030 .......       220,000        243,066
Xerox Corp. 9.75% 2009* ................        30,000         28,425
                                                         ------------
                                                            2,378,290
                                                         ------------

CONSUMER GOODS -- 0.0%
HEALTH & PERSONAL CARE
Icon Health & Fitness, Inc. 11.25%
  2012* ................................        25,000         24,647
                                                         ------------

CONSUMER STAPLES -- 0.4%
FOOD, BEVERAGE & TOBACCO
Nash Finch Co., Series B 8.50% 2008 ....        15,000         14,812
Panamerican Beverage, Inc. 8.13%
  2003 .................................        70,000         71,012
PepsiAmericas, Inc. 6.38% 2009 .........       160,000        154,853
Tyson Foods, Inc. 6.63% 2004* ..........       270,000        276,070
                                                         ------------
                                                              516,747
                                                         ------------

ENERGY -- 0.9%
ENERGY SERVICES -- 0.3%
Duke Energy Field Services LLC 5.75%
  2006 .................................       320,000        308,413
ICO, Inc., Series B 10.38% 2007 ........        10,000          7,800
Limestone Electron Trust 8.63% 2003* ...        35,000         35,304

----------------
48

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SERVICES (CONTINUED)
Magnum Hunter Resources, Inc. 9.60%
  2012* ................................  $      5,000   $      5,237
Parker Drilling Co. 9.75% 2006 .........        25,000         25,500
Pride Petroleum Services, Inc. 9.38%
  2007 .................................        25,000         26,000
Tesoro Petroleum Corp. 9.63% 2008 ......        30,000         30,450

ENERGY SOURCES -- 0.6%
Burlington Resources Finance Co. 7.40%
  2031* ................................        75,000         74,389
Clark Refining & Marketing, Inc. 8.38%
  2007 .................................        50,000         46,750
Dynegy Holdings, Inc. 7.63% 2026 .......        15,000         13,353
Energy Corp. of America, Series A 9.50%
  2007 .................................        60,000         40,800
Forest Oil Corp. 8.00% 2008 ............        25,000         25,563
Forest Oil Corp. 8.00% 2011 ............         5,000          5,000
Husky Oil, Ltd. 7.55% 2016 .............       160,000        148,448
NRG Energy, Inc. 6.75% 2006 ............        45,000         42,952
NRG Energy, Inc. 7.75% 2011 ............       240,000        228,679
Peabody Energy Corp. 9.63% 2008 ........        20,000         21,300
Pioneer Natural Resources Co. 9.63%
  2010 .................................        15,000         16,500
Plains Resources, Inc., Series B 10.25%
  2006 .................................        20,000         20,600
Plains Resources, Inc., Series D 10.25%
  2006 .................................        10,000         10,300
Tesoro Petroleum Corp., Series B 9.00%
  2008 .................................        20,000         19,900
                                                         ------------
                                                            1,153,238
                                                         ------------

FINANCE -- 11.0%
BANKS -- 2.0%
Bank of America Corp. 7.40% 2011 .......       250,000        264,140
Bank of America Corp. 9.38% 2009 .......        68,000         78,957
Credit National 7.00% 2005 .............       130,000        134,108
First Republic Bank 7.75% 2012 .........        50,000         42,832
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2029 ............       250,000        259,561
National Australia Bank Ltd. 8.60%
  2010 .................................       300,000        339,924
National City Corp. 7.20% 2005 .........       200,000        210,956
NBD Bank NA 8.25% 2024 .................        50,000         55,475
Overseas-Chinese Banking Corp., Ltd.
  7.75% 2011* ..........................       280,000        295,674
Popular North America, Inc., Series D
  6.63% 2002 ...........................        50,000         50,814
Royal Bank of Scotland Group PLC 6.40%
  2009 .................................       300,000        301,827
Scotland International Finance 7.70%
  2010* ................................       300,000        321,220
U.S. Bancorp 7.50% 2026 ................       210,000        221,720
Western Financial Bank 8.88% 2007 ......        25,000         23,487

ENERGY SOURCES -- 0.0%
NRG Energy, Inc. 7.50% 2007 ............        55,000         53,198

FINANCIAL SERVICES -- 5.9%
Aesop Funding II LLC 6.14% 2006* .......       120,000        123,339
Aesop Funding II LLC 6.40% 2003* .......       100,000        101,326
American General Finance Corp., Series E
  6.25% 2002 # .........................       100,000        102,456
Asset Securitization Corp. 6.75%
  2041 .................................        80,000         81,954
Asset Securitization Corp. 7.40%
  2029 .................................       200,000        210,053
Athena Neurosciences Finance LLC 7.25%
  2008 .................................       400,000        312,844
AXA Financial, Inc. 7.00% 2028 .........       130,000        124,524
Chase Credit Card Master Trust 6.19%
  2005 .................................       150,000        153,688
CIT Group Holdings 7.63% 2005 ..........       140,000        141,436

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
CIT Group, Inc. 7.38% 2007 .............  $    110,000   $    109,782
CIT Group, Inc. 7.50% 2003 .............       100,000        100,403
Citigroup, Inc. 6.75% 2005 .............       300,000        313,758
CS First Boston Mortgage Securities
  Corp. 7.15% 2029 .....................       165,000        173,101
CS First Boston Mortgage Securities
  Corp. 7.24% 2029 .....................       110,000        115,824
Dime Capital Trust I, Series A 9.33%
  2027 .................................        40,000         42,064
DLJ Mortgage Acceptance Corp. 6.82%
  2030* ................................       350,000        363,009
ERAC USA Finance Co. 8.00% 2011* .......       280,000        290,549
Farmers Exchange Capital 7.05% 2028* ...        50,000         37,788
Fleet Mortgage Group, Inc., Series A
  6.84% 2003 ...........................        50,000         51,623
Gemstone Investor, Ltd. 7.71% 2004* ....       310,000        309,474
General Motors Acceptance Corp. 6.88%
  2011 .................................       230,000        223,992
General Motors Acceptance Corp. 7.63%
  2003 .................................       135,000        138,825
Household Finance Corp. 6.38% 2011 .....       180,000        169,865
LB UBS Commercial Mortgage Trust 6.13%
  2002 .................................       230,000        225,664
LB UBS Commercial Mortgage Trust 6.37%
  2028 .................................       500,000        499,426
MBNA Master Credit Card Trust 6.90%
  2008 .................................       400,000        423,780
Merrill Lynch Mortgage Investors, Inc.
  6.54% 2029 ...........................       200,000        205,350
Morgan Stanley, Dean Witter & Co. 6.39%
  2033 .................................       150,000        150,246
Popular North America, Inc. 6.13%
  2006 .................................       250,000        241,395
PP&L Transition Bond LLC 7.05% 2009 ....       218,000        232,585
Principal Financial Group 8.20%
  2009* ................................       300,000        324,759
Private Export Funding Corp. 6.62%
  2005 .................................       160,000        168,107
Private Export Funding Corp., Series C
  6.31% 2004 ...........................       100,000        103,935
Private Export Funding Corp., Series YY
  7.03% 2003 ...........................        60,000         63,056
PSA Corp., Ltd. 7.13% 2005* ............       320,000        340,665
Qwest Capital Funding, Inc. 7.25%
  2011 .................................       100,000         80,971
Sun Canada Financial Co. 6.63% 2007* ...       160,000        162,271
Tembec Finance Corp. 9.88% 2005 ........        15,000         15,488
Toyota Motor Credit Corp. 5.63% 2003 ...       125,000        128,252
Von Hoffmann Corp. 10.25% 2009* ........        20,000         20,325

INSURANCE -- 3.1%
AAG Holding Co., Inc. 6.88% 2008 .......       100,000         91,623
Abbey National PLC, Series E 6.69%
  2005 .................................       250,000        258,648
Ace Capital Trust II 9.70% 2030 ........       360,000        413,788
Allstate Financial II 7.83% 2045 .......        49,000         47,318
American Financial Group, Inc. 7.13%
  2009 .................................        60,000         53,688
American General Corp. 6.75% 2005# .....       135,000        139,389
AmerUs Group Co. 6.95% 2005 ............       230,000        225,991
CIGNA Corp. 7.40% 2007 .................        95,000        100,006
CIGNA Corp. 7.88% 2027 .................        37,000         38,961
CIGNA Corp. 8.25% 2007 .................        65,000         70,484
Conseco, Inc. 9.00% 2006 ...............         5,000          2,475
Conseco, Inc. 10.75% 2008 ..............        30,000         14,700
Everest Reinsurance Holdings, Inc. 8.75%
  2010 .................................       290,000        314,807
Farmers Insurance Exchange 8.50%
  2004* ................................       290,000        303,778
Florida Windstorm Underwriting
  Associates, Inc. 7.13% 2019* .........       340,000        340,265
ING Groep N.V. 8.00% 2006 ..............       200,000        215,188
Jackson National Life Insurance Co.
  8.15% 2027* ..........................        44,000         45,600
Liberty Mutual Insurance Co. 7.70%
  2097* ................................       100,000         76,853
Lumbermens Mutual Casualty Co. 8.30%
  2037* ................................       230,000        185,390

----------------
50

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Lumbermens Mutual Casualty Co. 9.15%
  2026* ................................  $    180,000   $    160,655
Metropolitan Life Insurance Co. 7.70%
  2015* ................................       140,000        147,724
MONY Group, Inc. 7.45% 2005 ............       310,000        321,653
Provident Financing Trust I 7.41%
  2038 .................................        90,000         72,230
Prudential Financial Corp. 6.88%
  2003* ................................       310,000        319,278
UnumProvident Corp. 6.75% 2028 .........       250,000        216,540
UnumProvident Corp. 7.63% 2011 .........        50,000         51,770
W.R. Berkley Capital Trust 8.20%
  2045 .................................       450,000        376,798
Xl Capital Finance Europe PLC 6.50%
  2012 .................................       165,000        162,540
                                                         ------------
                                                           14,599,985
                                                         ------------

HEALTHCARE -- 1.2%
DRUGS -- 0.3%
American Home Products Corp. 6.25%
  2006 .................................       340,000        350,135
Omnicare, Inc. 8.13% 2011 ..............         5,000          5,263
Warner Chilcott, Inc. 12.63% 2008 ......        25,000         28,625

HEALTH SERVICES -- 0.5%
Beverly Enterprises, Inc. 9.00% 2006 ...        10,000         10,150
Beverly Enterprises, Inc. 9.63% 2009 ...        20,000         20,400
Columbia/HCA Healthcare Corp. 7.25%
  2008 .................................        25,000         25,500
Humana, Inc. 7.25% 2006 ................       100,000         98,815
Manor Care, Inc. 8.00% 2008 ............         5,000          5,162
Tenet Healthcare Corp., Series B 8.13%
  2008 .................................        20,000         21,794
Triad Hospitals Holdings, Inc., Series B
  11.00% 2009 ..........................        20,000         22,350
Triad Hospitals, Inc. 8.75% 2009 .......         5,000          5,319
UnitedHealth Group, Inc. 7.50% 2005 ....       300,000        318,795
Wellpoint Health Networks, Inc. 6.38%
  2012 .................................       105,000        102,763

MEDICAL PRODUCTS -- 0.4%
ALARIS Medical, Inc. 11.13% 2008(1) ....        40,000         28,000
ALARIS Medical Systems, Inc. 9.75%
  2006 .................................        65,000         63,050
AmerisourceBergen Corp. 8.13% 2008 .....         5,000          5,237
Beckman Coulter, Inc. 7.10% 2003 .......        75,000         76,310
Bio-Rad Laboratories, Inc. 11.63%
  2007 .................................         9,000          9,945
Cardinal Health, Inc. 7.00% 2026 .......       260,000        271,752
CONMED Corp. 9.00% 2008 ................        35,000         35,744
MEDIQ/PRN Life Support Services, Inc.
  11.00% 2008(4) .......................        25,000              0
Physician Sales & Service, Inc. 8.50%
  2007 .................................        20,000         20,200
Radiologix, Inc. 10.50% 2008* ..........        40,000         40,300
Universal Hospital Services, Inc. 10.25%
  2008 .................................        30,000         29,100
                                                         ------------
                                                            1,594,709
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 1.1%
AEROSPACE & MILITARY TECHNOLOGY -- 0.3%
Dunlop Standard Aerospace Holdings PLC
  11.88% 2009 ..........................        35,000         35,700
K & F Industries, Inc., Series B 9.25%
  2007 .................................        10,000         10,350
SCL Term Aereo Santiago SA 6.95%
  2012* ................................       330,000        324,885
Sequa Corp. 8.88% 2008 .................        30,000         29,550

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES -- 0.4%
Allied Waste North America, Inc. 8.50%
  2008* ................................  $     10,000   $     10,100
Allied Waste North America, Inc. 10.00%
  2009 .................................        55,000         55,962
Federal Express Corp. 6.72% 2022 .......       176,683        171,626
Fisher Scientific International, Inc.
  9.00% 2008 ...........................         5,000          5,150
Interpublic Group Cos., Inc. 7.25%
  2011 .................................       200,000        189,454
Iron Mountain, Inc. 8.13% 2008 .........        10,000         10,125
Mail Well I Corp. 9.63% 2012* ..........        10,000         10,300
Pacifica Papers, Inc. 10.00% 2009 ......        20,000         21,300
Quebecor World, Inc. 8.38% 2008 ........        15,000         15,336
Resolution Performance Products, Inc.
  13.50% 2010 ..........................        20,000         22,400
Xerox Capital Europe PLC 5.88% 2004 ....        20,000         18,300

MACHINERY -- 0.1%
Argo-Tech Corp. 8.63% 2007 .............        35,000         31,150
Hayes Lemmerz International, Inc. 11.88%
  2006* ................................        15,000          7,800
Numatics, Inc., Series B 9.63% 2008 ....        10,000          5,150
Roller Bearing Co. of America, Inc.,
  Series B 9.63% 2007 ..................         5,000          4,525
Westinghouse Air Brake Co., Series B2
  9.38% 2005 ...........................         5,000          5,025

MULTI-INDUSTRY -- 0.2%
American Standard Cos., Inc. 7.63%
  2010 .................................        10,000         10,100
Fortune Brands, Inc. 7.13% 2004* .......       240,000        248,182

TRANSPORTATION -- 0.0%
AMR Corp. 9.88% 2020 ...................        70,000         66,604
Atlas Air, Inc. 9.38% 2006 .............        20,000         17,200
Atlas Air, Inc. 10.75% 2005 ............        10,000          9,000
                                                         ------------
                                                            1,335,274
                                                         ------------

INFORMATION & ENTERTAINMENT -- 2.5%
BROADCASTING & MEDIA -- 1.7%
Adelphia Communications Corp. 10.25%
  2011 .................................        10,000          9,300
Adelphia Communications Corp., Series B
  8.38% 2008 ...........................        10,000          8,750
American Color Graphics, Inc. 12.75%
  2005 .................................        25,000         24,781
AT&T Wireless Services, Inc. 7.88%
  2011 .................................       230,000        228,993
Century Communications Corp., Series B
  zero coupon 2008 .....................        65,000         31,850
Charter Communications Holdings Capital
  Corp. LLC 13.50% 2011 ................        80,000         51,500
Charter Communications Holdings Capital
  Corp. LLC 8.63% 2009 .................        60,000         54,150
Classic Cable, Inc. 10.50% 2010(2) .....        45,000          6,525
Comcast Cable Communications Corp. 8.50%
  2027 .................................        50,000         53,157
Corus Entertainment Inc 8.75% 2012* ....         5,000          5,163
Crown Castle International Corp. 10.63%
  2007 #(1) ............................        35,000         30,100
CSC Holdings, Inc. 7.63% 2011 ..........        50,000         48,162
EchoStar DBS Corp. 9.38% 2009 ..........        80,000         83,200
Entravision Commerce Co. 8.13% 2009* ...         5,000          5,050
Frontiervision Holdings LP 11.88%
  2007 .................................        25,000         25,500
Frontiervision Holdings LP, Series B
  11.88% 2007 ..........................        15,000         14,850
Insight Communications, Inc. 12.25%
  2011 .................................        30,000         19,650
IT Group, Inc. 11.25% 2009(2)(4) .......        15,000             19
Liberty Media Corp., New 7.75% 2009 ....       200,000        198,692
LIN Holdings Corp. 10.00% 2008(1) ......        85,000         76,500
LIN Televison Corp. 8.38% 2008 .........        10,000         10,000

----------------
52

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Mediacom Broadband LLC & Media 11.00%
  2013 .................................  $     20,000   $     22,100
News America Holdings, Inc. 8.00%
  2016 .................................       350,000        358,732
Quebecor Media, Inc 13.75% 2011 ........        75,000         50,437
Quebecor Media, Inc. 11.13% 2011 .......        15,000         16,275
Reed Elsevier Capital, Inc. 6.13%
  2006 .................................       400,000        401,508
Rogers Communications, Inc. 8.88%
  2007 .................................        15,000         15,075
Scholastic Corp. 7.00% 2003 ............        80,000         82,538
STC Broadcasting, Inc. 11.00% 2007 .....        25,000         25,750
Telewest Communications PLC 9.88%
  2010 .................................        95,000         45,600
United Pan-Europe Communications 11.25%
  2010(2) ..............................        10,000          1,300
United Pan-Europe Communications 11.50%
  2010(2) ..............................        25,000          3,250
Viacom, Inc. 7.70% 2010 ................       145,000        154,966
Viacom, Inc. 7.75% 2005 ................        80,000         84,503
Young Broadcasting, Inc. 10.00% 2011 ...        25,000         26,000

ENTERTAINMENT PRODUCTS -- 0.1%
Hasbro, Inc. 8.50% 2006 ................        10,000         10,150
Primedia, Inc. 8.88% 2011 ..............        30,000         27,300
True Temper Sports, Inc., Series B
  10.88% 2008 ..........................        45,000         47,700

LEISURE & TOURISM -- 0.7%
Air Canada, Inc. 10.25% 2011 ...........        40,000         31,200
Continental Airlines, Inc., Series A
  6.65% 2019 ...........................        63,088         58,493
Continental Airlines, Inc., Series B
  6.47% 2006 ...........................        67,512         65,394
Delta Air Lines, Inc. 7.92% 2010 .......       170,000        164,926
Delta Air Lines, Inc. 7.90% 2009 .......        60,000         57,866
Harrah's Operating Co., Inc. 8.00%
  2011 .................................       220,000        228,252
John Q. Hammons Hotels, Inc. 8.88%
  2004 .................................        20,000         19,850
Mandalay Resort Group 9.25% 2005 .......        20,000         20,700
Mandalay Resort Group 9.38% 2010* ......        10,000         10,525
MGM Mirage, Inc. 8.38% 2011 ............        55,000         56,031
Northwest Airlines, Inc. 9.88% 2007 ....        10,000          9,900
Northwest Airlines, Inc. 8.88% 2006 ....        10,000          9,575
Station Casinos, Inc. 8.88% 2008 .......        40,000         40,800
US Airways, Inc. 7.08% 2022 ............        93,205         88,159
                                                         ------------
                                                            3,220,747
                                                         ------------

INFORMATION TECHNOLOGY -- 2.4%
COMMUNICATION EQUIPMENT -- 0.0%
Rogers Cantel Mobile, Inc. 9.75%
  2016 .................................        15,000         13,125

COMPUTER SERVICES -- 0.2%
Computer Sciences Corp. 7.38% 2011 .....       240,000        249,106

COMPUTERS & BUSINESS EQUIPMENT -- 0.5%
Boise Cascade Office Products Corp.
  7.05% 2005 ...........................       230,000        229,717
Hewlett-Packard Co. 5.75% 2006 .........       415,000        405,426
Seagate Technology International 7.25%
  2011(3) ..............................        30,000         34,050

ELECTRONICS -- 0.5%
Amkor Technology, Inc. 9.25% 2008 ......        60,000         58,650
Amkor Technology, Inc. 10.50% 2009 .....        30,000         29,625
Amphenol Corp. 9.88% 2007 ..............         3,000          3,165

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Chippac International, Ltd. 12.75%
  2009 .................................  $     70,000   $     73,500
Eaton Corp. 7.65% 2029 .................       250,000        250,376
Fairchild Semiconductor International,
  Inc. 10.13% 2007 .....................        35,000         36,575
Fairchild Semiconductor International,
  Inc. 10.50% 2009 .....................        15,000         16,538
Fairfax Financial Holdings, Ltd. 7.38%
  2006 .................................        10,000          7,500
L-3 Communications Corp. 8.00% 2008 ....        15,000         15,300
SCG Holdings & Semiconductor Co., Series
  B 12.00% 2009 ........................        86,000         63,210
Solectron Corp. 9.63% 2009 .............        50,000         47,500
UCAR Finance, Inc. 10.25% 2012* ........        15,000         15,750
Viasystems Group, Inc. 9.75% 2007 ......        35,000          9,625

INTERNET CONTENT -- 0.0%
Exodus Communications, Inc. 10.75%
  2009(2) ..............................        10,000          2,112
Exodus Communications, Inc. 11.25%
  2008(2) ..............................        15,000          3,169
Exodus Communications, Inc. 11.63%
  2010(2) ..............................        90,000         18,450

TELECOMMUNICATIONS -- 1.2%
Alaska Communications Systems Holdings,
  Inc. 9.38% 2009 ......................        15,000         14,925
AT&T Corp. 8.00% 2031* .................       460,000        441,591
Avaya, Inc. 11.13% 2009 ................        25,000         24,500
Compania de Telecomunicaciones de Chile
  7.63% 2006 ...........................        50,000         51,298
Compania de Telecomunicaciones de Chile
  8.38% 2006 ...........................        50,000         51,923
Flag, Ltd. 8.25% 2008 ..................        15,000          2,925
GCI, Inc. 9.75% 2007 ...................        65,000         63,050
Insight Midwest LP Insight Capital 9.75%
  2009 .................................        35,000         36,575
Insight Midwest LP Insight Capital
  10.50% 2010 ..........................        10,000         10,900
ITC Deltacom, Inc. 8.88% 2008 ..........        25,000          6,750
ITC Deltacom, Inc. 9.75% 2008 ..........        20,000          4,400
ITC Deltacom, Inc. 11.00% 2007 .........        10,000          2,700
Lucent Technologies, Inc. 5.50% 2008 ...        15,000         10,950
Lucent Technologies, Inc. 7.25% 2006 ...        70,000         58,100
MCI Communications Corp. 6.13%
  2002(3) ..............................        60,000         59,879
McLeodUSA, Inc. 8.13% 2009(2) ..........        20,000          4,850
McLeodUSA, Inc. 8.38% 2008(2) ..........        25,000          6,062
McLeodUSA, Inc. 9.25% 2007(2) ..........        10,000          2,463
McLeodUSA, Inc. 9.50% 2008(2) ..........        60,000         14,400
Nextel Communications, Inc. 9.88%
  2007(1) ..............................        85,000         54,825
Nextel Communications, Inc. 9.50%
  2011 .................................        20,000         12,900
Qwest Communications International,
  Inc., Series B 7.50% 2008 ............       110,000         97,618
Rogers Cantel, Inc. 9.38% 2008 .........        15,000         13,800
Rogers Wireless, Inc. 9.63% 2011 .......        45,000         41,850
Satelites Mexicanos SA de CV, Series B
  10.13% 2004 ..........................        20,000         10,000
Singapore Telecommunications 6.38%
  2011* ................................        55,000         54,545
Telecom de Puerto Rico, Inc. 6.65%
  2006 .................................       420,000        415,926
Telecommunications Techniques Co. LLC
  9.75% 2008 ...........................        25,000          7,063
Time Warner Telecom, Inc. 9.75% 2008 ...        15,000         10,012
Time Warner Telecom, Inc. 10.13%
  2011 .................................        50,000         33,375
Williams Communications Group, Inc.
  10.88% 2009 ..........................        70,000         10,850
                                                         ------------
                                                            3,213,474
                                                         ------------

----------------
54

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
MATERIALS -- 1.7%
CHEMICALS -- 0.6%
Airgas, Inc. 9.13% 2011 ................  $      5,000   $      5,300
Arco Chemical Co. 9.80% 2020 ...........        15,000         14,625
Georgia Gulf Corp. 10.38% 2007 .........        35,000         37,625
ICI Wilmington, Inc. 6.95% 2004 ........       270,000        276,688
IMC Global, Inc. 7.63% 2005 ............        35,000         33,636
IMC Global, Inc. 11.25% 2011 ...........         5,000          5,519
Lyondell Chemical Co., Series B 9.88%
  2007 .................................        45,000         45,900
Noveon, Inc. 11.00% 2011 ...............         5,000          5,300
Pioneer Americas Acquisition Corp.,
  Series B 9.25% 2007(4) ...............        15,000          3,879
Potash Corp. of Saskatchewan, Inc. 7.75%
  2011 .................................        95,000         99,542
Praxair, Inc. 6.75% 2003 ...............       170,000        174,852
Texas Petrochemicals Corp. 11.13%
  2006 .................................        10,000          8,600
Texas Petrochemicals Corp., Series B
  11.13% 2006 ..........................        25,000         20,500

FOREST PRODUCTS -- 0.8%
Abitibi-Consolidated, Inc. 8.55%
  2010 .................................       280,000        291,922
Buckeye Cellulose Corp. 8.50% 2005 .....        25,000         22,500
Caraustar Industries, Inc. 9.88%
  2011 .................................        40,000         42,200
Consumers International, Inc. 10.25%
  2005(2) ..............................        20,000          1,600
Norske Skog Canada, Ltd. 8.63% 2011* ...         5,000          5,063
Owens-Illinois, Inc. 7.15% 2005 ........        15,000         14,325
Owens-Illinois, Inc. 7.35% 2008 ........         5,000          4,625
Owens-Illinois, Inc. 7.50% 2010 ........        40,000         36,600
Owens-Illinois, Inc. 7.85% 2004 ........        25,000         24,500
Owens-Illinois, Inc. 8.10% 2007 ........         5,000          4,825
Packaging Corp. of America 9.63%
  2009 .................................        15,000         16,313
Paperboard Industries International,
  Inc. 8.38% 2007 ......................        10,000          9,350
Sealed Air Corp. 8.75% 2008* ...........       300,000        304,359
Silgan Holdings, Inc. 9.00% 2009 .......        15,000         15,544
Sonoco Products Co. 7.00% 2004 .........       250,000        259,237
Stone Container Corp. 9.25% 2008 .......         5,000          5,350
Stone Container Corp. 9.75% 2011 .......        35,000         37,975

METALS & MINERALS -- 0.3%
AK Steel Corp. 7.88% 2009 ..............        60,000         60,000
Alcan, Inc. 6.45% 2011 .................       120,000        119,343
Algoma Steel, Inc. zero coupon 2030 ....         4,000          1,140
Century Aluminum Co. 11.75% 2008 .......        25,000         26,375
Compass Minerals Group, Inc. 10.00%
  2011* ................................         5,000          5,269
Hexcel Corp. 9.75% 2009 ................        10,000          7,200
National Steel Corp. 9.88% 2009(2) .....        45,000          9,056
Phelps Dodge Corp. 8.75% 2011 ..........       125,000        122,423
Steel Dynamics, Inc. 9.50% 2009* .......         5,000          5,200
United States Steel LLC 10.75% 2008* ...        45,000         45,000
Weirton Steel Corp. 10.75% 2005(2) .....         5,000            800
Weirton Steel Corp. 11.38% 2004(2) .....        35,000          5,600
                                                         ------------
                                                            2,235,660
                                                         ------------

MUNICIPAL BONDS -- 0.7%
MUNICIPAL BONDS
Allentown PA 6.20% 2005 ................       280,000        289,789
Fresno County California Pension
  Obligation 6.07% 2003 ................        50,000         51,705

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002 ........  $    135,000   $    138,236
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003 .................       100,000        103,123
Miami Florida Revenue 7.25% 2003 .......       135,000        142,006
Phoenix Arizona Civic Improvement Corp.
  6.30% 2008 ...........................       100,000        101,795
Southern California Public Power
  Authority Project 6.93% 2017 .........       125,000        128,946
                                                         ------------
                                                              955,600
                                                         ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.2%
FOREIGN GOVERNMENT
United Mexican States 7.50% 2012 .......       320,000        318,720
                                                         ------------

REAL ESTATE -- 0.8%
REAL ESTATE COMPANIES -- 0.5%
E.O.P. Operating LP 6.38% 2003 .........       120,000        122,351
Liberty Property LP 7.25% 2011 .........       150,000        150,569
Liberty Property LP 8.50% 2010 .........       140,000        151,949
Pulte Homes, Inc. 7.88% 2011 ...........       215,000        215,159
Susa Partnership LP 6.95% 2006 .........        90,000         93,139

REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Avalonbay Communities, Inc. 7.50%
  2010 .................................       330,000        342,177
                                                         ------------
                                                            1,075,344
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 28.9%
Federal Home Loan Mortgage Corp. 6.00%
  2028 .................................       677,771        659,349
Federal Home Loan Mortgage Corp. 6.50%
  2022 -- 2029 .........................       460,722        460,558
Federal Home Loan Mortgage Corp. 6.75%
  2022 .................................        45,000         46,111
Federal Home Loan Mortgage Corp. 7.00%
  2023 .................................        32,000         32,600
Federal Home Loan Mortgage Corp. 7.75%
  2022 .................................        52,389         54,402
Federal Home Loan Mortgage Corp. 8.50%
  2008 -- 2019 .........................        95,023        101,695
Federal National Mortgage Association
  5.25% 2003 ...........................     1,635,000      1,667,700
Federal National Mortgage Association
  5.71% 2011 ...........................       495,674        479,255
Federal National Mortgage Association
  5.75% 2008 ...........................     1,715,000      1,735,631
Federal National Mortgage Association
  5.89% 2011 ...........................       494,730        484,604
Federal National Mortgage Association
  6.00% 2032 ...........................       349,430        338,510
Federal National Mortgage Association
  6.00% TBA ............................       300,000        290,625
Federal National Mortgage Association
  6.06% 2011 ...........................        92,210         91,864
Federal National Mortgage Association
  6.18% 2008 ...........................       148,417        150,689
Federal National Mortgage Association
  6.27% 2007 ...........................       176,711        180,346
Federal National Mortgage Association
  6.30% 2008 ...........................        23,835         24,353
Federal National Mortgage Association
  6.34% 2008 ...........................       116,242        118,973
Federal National Mortgage Association
  6.36% 2008 ...........................       124,154        127,879
Federal National Mortgage Association
  6.43% 2008 ...........................       133,453        137,116
Federal National Mortgage Association
  6.50% 2004 ...........................     2,310,000      2,428,757
Federal National Mortgage Association
  6.59% 2007 ...........................        95,158         98,420
Federal National Mortgage Association
  7.04% 2007 ...........................        61,793         65,153
Federal National Mortgage Association
  7.39% 2021 ...........................        15,372         15,862
Federal National Mortgage Association
  7.50% 2031 ...........................       299,050        309,610
Federal National Mortgage Association
  8.00% 2006 ...........................        36,215         37,686
Government National Mortgage Association
  7.00% 2022 -- 2031 ...................     1,832,796      1,870,014
Government National Mortgage Association
  7.25% 2027 ...........................       160,420        165,858

----------------
56

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Government National Mortgage Association
  7.50% 2022 -- 2031 ...................  $    966,838   $  1,012,530
Government National Mortgage Association
  8.00% TBA ............................       300,000        315,465
Government National Mortgage Association
  8.50% 2017 ...........................        26,411         28,631
Government National Mortgage Association
  9.00% 2021 ...........................         5,978          6,507
Overseas Private Investment Corp.,
  Series 96-A 6.99% 2009 ...............       335,831        353,966
United States Treasury Bond Strip zero
  coupon 2012 ..........................       475,000        267,487
United States Treasury Bond Strip zero
  coupon 2021 ..........................     3,390,000      1,005,677
United States Treasury Bonds 5.25%
  2028 -- 2029 .........................     6,780,000      6,095,627
United States Treasury Bonds 5.38%
  2031 .................................     4,000,000      3,754,360
United States Treasury Bonds 5.50%
  2028 .................................        35,000         32,604
United States Treasury Bonds 6.13%
  2029 .................................     2,300,000      2,337,743
United States Treasury Bonds 12.00%
  2013 .................................     1,000,000      1,356,090
United States Treasury Notes 3.50%
  2006 .................................     2,790,000      2,638,726
United States Treasury Notes 3.63%
  2008 .................................     1,271,151      1,304,519
United States Treasury Notes 4.63%
  2006 .................................       700,000        697,263
United States Treasury Notes 4.75%
  2008 .................................       800,000        779,376
United States Treasury Notes 5.00%
  2011 .................................     1,640,000      1,585,158
United States Treasury Notes 5.50%
  2009 .................................       600,000        607,404
United States Treasury Notes 5.63%
  2008 .................................       200,000        204,875
United States Treasury Notes 5.88%
  2004 .................................     1,550,000      1,617,565
                                                         ------------
                                                           38,175,193
                                                         ------------

UTILITIES -- 2.3%
ELECTRIC UTILITIES -- 1.2%
AES Corp. 8.50% 2007 ...................        10,000          6,300
AES Corp. 8.88% 2011 ...................        85,000         64,600
Avista Corp. 9.75% 2008 ................       370,000        390,713
Calpine Corp. 8.50% 2011 ...............        45,000         35,212
Calpine Corp. 8.63% 2010 ...............        60,000         47,400
CMS Energy Corp. 7.50% 2009 ............        10,000          9,862
CMS Energy Corp. 8.50% 2011 ............        15,000         15,414
CMS Energy Corp. 8.90% 2008 ............        20,000         21,000
Conectiv, Inc. 6.38% 2005 ..............        60,000         61,289
Peco Energy Transition Trust 6.52%
  2010 .................................       210,000        215,432
Progress Energy, Inc. 7.10% 2011 .......       330,000        336,706
Public Service Electric & Gas Co.,
  Series A 8.88% 2003 ..................        35,000         36,875
Scottish Power PLC, Series H 6.38%
  2008 .................................       250,000        248,950
UtiliCorp United, Inc. 6.88% 2004 ......        80,000         79,500
WESCO Distribution, Inc., Series B 9.13%
  2008 .................................        35,000         33,075
Western Resources, Inc. 6.88% 2004 .....        25,000         23,652
Western Resources, Inc. 7.13% 2009 .....        15,000         13,765

GAS & PIPELINE UTILITIES -- 0.4%
Dynegy Holdings, Inc. 6.88% 2011 .......       275,000        256,907
Dynegy Holdings, Inc. 8.13% 2005 .......        10,000         10,241
Energen Corp. 7.63% 2010 ...............       230,000        234,108

TELEPHONE -- 0.7%
GTE Corp. 6.36% 2006 ...................       210,000        214,005
Qwest Capital Funding, Inc. 6.25%
  2005 .................................       165,000        142,459
Sprint Capital Corp. 6.13% 2008 ........       155,000        138,341
Sprint Capital Corp. 6.88% 2028 ........       210,000        167,498
WorldCom, Inc. 7.38% 2006* .............        60,000         52,207

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE (CONTINUED)
WorldCom, Inc. 7.55% 2004 ..............  $    100,000   $     92,875
WorldCom, Inc. 8.25% 2031 ..............        90,000         71,572
                                                         ------------
                                                            3,019,958
                                                         ------------
TOTAL BONDS & NOTES (cost
  $75,096,884)..........................                   74,327,484
                                                         ------------

WARRANTS+ -- 0.0%
                                             SHARES
----------------------------------------------------------------------
CONSUMER DISCRETIONARY
RETAIL
Mattress Discounters Holding Corp.
  7/15/2007(4)  ........................            15              0
FINANCE
FINANCIAL SERVICES
Grove Investors, Inc. 09/14/2008 Tranche
  A(4) .................................            19              0
Grove Investors, Inc. 9/14/2008 Tranche
  B(4) .................................            19              0
                                                         ------------
                                                                    0
                                                         ------------
INFORMATION TECHNOLOGY
TELECOMMUNICATIONS
KMC Telecom Holdings, Inc. 4/15/2008(4)
   .....................................            20              0
TOTAL WARRANTS (cost $291) .............                            0
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
  $119,600,922) ........................                  118,145,569
                                                         ------------

SHORT-TERM SECURITIES -- 1.6%               PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES
Federal Home Loan Mortgage Corp.
  Discount Notes 1.70% due 4/1/02
  (cost $2,100,000)                       $  2,100,000      2,100,000
                                                         ------------

REPURCHASE AGREEMENTS -- 9.5%
----------------------------------------------------------------------
State Street Bank & Trust Co. Joint
  Repurchase Agreement Account (Note
  3)....................................     2,603,000      2,603,000
BNP-Paribus Joint Repurchase Agreement
  Account (Note 3)......................     9,940,000      9,940,000
                                                         ------------
TOTAL REPURCHASE AGREEMENTS (cost
  $12,543,000)..........................                   12,543,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $134,243,922)                            100.4%   132,788,569
Liabilities in excess of other assets --          (0.4)      (485,506)
                                                 -----   ------------
NET ASSETS --                                    100.0%  $132,303,063
                                                 =====   ============

-------------
ADR -- American Depository Receipt
+   Non-income producing securities
#  Security represents an investment in an affiliated company
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
(1) Security is a "step-up" bond where the coupon rate increases or steps up at predetermined rate. Rate shown reflects the increased rate.
(2) Bond in default.
(3) Variable rate security -- the rate reflected as of March 31, 2002, maturity date reflects next meet date.
(4) Fair valued security -- see Note 2
TBA -- Securities purchased on a forward commitment basis with an appropriate principal amount and definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

----------------
58

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
-----------------------------------------------------------------------
     CONTRACT                 IN            DELIVERY   GROSS UNREALIZED
    TO DELIVER           EXCHANGE FOR         DATE       APPRECIATION
-----------------------------------------------------------------------
EUR       360,000         USD   322,380    05/24/2002      $  9,712
EUR        80,000         USD    70,818    04/28/2002         1,256
EUR        90,000         USD    78,705    06/21/2002           617
EUR        30,000         USD    26,096    05/24/2002            41
EUR*      195,000         USD   175,637    05/10/2002         6,176
EUR*      200,000         USD   175,940    05/24/2002         2,235
EUR*       65,000         USD    57,892    05/10/2002         1,406
EUR*       30,000         USD    26,263    05/24/2002           207
JPY*    6,300,000         USD    52,610    05/24/2002         4,967
JPY*    6,600,000         USD    54,353    04/26/2002         4,524
JPY*    1,400,000         USD    11,599    05/10/2002         1,021
JPY*    1,200,000         USD     9,835    05/24/2002           760
JPY*    1,600,000         USD    12,583    05/24/2002           484
USD*      182,389         EUR   210,000    05/24/2002             1
USD*       35,294       JPY   4,700,000    05/24/2002           249
USD*       11,959       JPY   1,600,000    05/24/2002           141
USD*        5,229        JPY    700,000    05/10/2002            60
USD*       14,295       JPY   1,900,000    04/26/2002            50
USD*        6,007        JPY    800,000    05/21/2002            42
USD*        5,252        JPY    700,000    05/10/2002            37
USD*        2,990        JPY    400,000    05/24/2002            35
                                                           --------
                                                             34,021
                                                           --------

                                                       GROSS UNREALIZED
                                                         DEPRECIATION
-----------------------------------------------------------------------
EUR        60,000        USD     51,535    04/26/2002          (636)
EUR*       75,000        USD     64,780    06/21/2002          (293)
EUR*       70,000        USD     60,133    06/21/2002          (602)
EUR*      150,000        USD    129,480    05/24/2002          (799)
USD*        8,689         EUR    10,000    05/24/2002            (3)
USD*       13,040         EUR    15,000    05/10/2002            (4)
USD*       21,747         EUR    25,000    05/10/2002           (22)
USD*       69,508         EUR    80,000    05/24/2002           (26)
USD*       43,495         EUR    50,000    05/10/2002           (43)
USD*       17,490         EUR    20,000    05/24/2002          (119)
USD*       21,915         EUR    25,000    05/10/2002          (189)
USD*       43,980         EUR    50,000    06/21/2002          (598)
USD*       44,181         EUR    50,000    05/24/2002          (755)
USD*       74,831         EUR    85,000    05/10/2002          (964)
USD*       79,164         EUR    90,000    06/21/2002        (1,076)
USD*       53,561         EUR    60,000    05/10/2002        (1,420)
USD*       12,188       JPY   1,600,000    05/24/2002           (89)
USD*       12,644       JPY   1,600,000    04/26/2002          (564)
USD*       26,010       JPY   3,100,000    04/26/2002        (2,605)
                                                           --------
                                                            (10,807)
                                                           --------
Net Unrealized Appreciation..........................      $ 23,214
                                                           ========

-------------
* Represents offsetting or partially offsetting forward foreign currency contracts that, to the extent they are offset, do not have additional market risk but have continued counterparty settlement risk.

EUR  -- Euro                                      JPY  -- Japanese Yen
USD  -- United States Dollar

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
INCOME PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 17.5%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.0%
APPAREL & TEXTILES -- 0.1%
Foot Locker, Inc.+ .....................         2,500   $     40,450

AUTOMOTIVE -- 0.2%
Ford Motor Co. .........................         6,000         98,940
General Motors Corp. ...................         2,000        120,900
SPX Corp.+ .............................           100         14,158

HOUSING -- 0.2%
Masco Corp. ............................         6,000        164,700

RETAIL -- 1.5%
Amazon.Com, Inc.+ ......................         5,740         82,082
American Eagle Outfitters, Inc. ........         5,500        136,235
Best Buy Co., Inc.+ ....................         2,000        158,400
Dollar Tree Stores, Inc.+ ..............         2,800         91,868
Federated Department Stores, Inc.+ .....         2,000         81,700
Gap, Inc. ..............................         6,000         90,240
Home Depot, Inc. .......................         4,575        222,391
Kohl's Corp.+ ..........................         2,500        177,875
Office Depot, Inc.+ ....................         4,000         79,400
Target Corp. ...........................         2,600        112,112
Wal-Mart Stores, Inc. ..................         4,400        269,676
                                                         ------------
                                                            1,941,127
                                                         ------------

CONSUMER STAPLES -- 0.3%
FOOD, BEVERAGE & TOBACCO -- 0.3%
Aurora Foods, Inc.+ ....................           443          1,856
Coca-Cola Co. ..........................         3,000        156,780
Philip Morris Cos., Inc. ...............         2,000        105,340

HOUSEHOLD PRODUCTS -- 0.0%
Gillette Co. ...........................         2,000         68,020
                                                         ------------
                                                              331,996
                                                         ------------

ENERGY -- 1.4%
ENERGY SERVICES -- 1.0%
Baker Hughes, Inc. .....................         1,230         47,047
BJ Services Co.+ .......................         3,155        108,753
ChevronTexaco Corp. ....................         2,500        225,675
ENSCO International, Inc. ..............         4,000        120,560
Nabors Industries, Inc.+ ...............         4,000        169,000
Smith International, Inc.+ .............         3,955        267,951

ENERGY SOURCES -- 0.4%
Apache Corp. ...........................         1,500         85,320
Exxon Mobil Corp. ......................         1,600         70,128

----------------
60

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
GlobalSantaFe Corp. ....................         3,500   $    114,716
Murphy Oil Corp. .......................           440         42,240
Petroleo Brasileiro SA ADR .............         4,555        120,571
                                                         ------------
                                                            1,371,961
                                                         ------------

FINANCE -- 3.1%
BANKS -- 0.6%
Bank of America Corp. ..................         3,000        204,060
Fifth Third Bancorp ....................         1,540        103,919
FleetBoston Financial Corp. ............         2,900        101,500
J.P. Morgan Chase & Co. ................         3,885        138,500

FINANCIAL SERVICES -- 1.7%
American Express Co. ...................         2,700        110,592
Charles Schwab Corp. ...................         6,000         78,540
Citigroup, Inc. ........................        14,008        693,676
E*TRADE Group, Inc.+ ...................         8,870         83,556
Goldman Sachs Group, Inc. ..............         1,305        117,776
Grove Investors, Inc.(3) ...............            88            357
Household International, Inc. ..........         3,745        212,716
Lehman Brothers Holdings, Inc. .........         2,100        135,744
Mellon Financial Corp. .................           700         27,013
Merrill Lynch & Co., Inc. ..............         1,200         66,456
Morgan Stanley, Dean Witter & Co. ......         2,800        160,468

INSURANCE -- 0.8%
ACE, Ltd. ..............................         3,160        131,772
AFLAC, Inc. ............................         3,445        101,627
Allstate Corp. .........................         2,245         84,794
Berkshire Hathaway, Inc., Class B ......            85        201,365
CIGNA Corp. ............................           930         94,293
St. Paul Cos., Inc. ....................         1,500         68,775
XL Capital, Ltd., Class A ..............           885         82,615
                                                         ------------
                                                            3,000,114
                                                         ------------

HEALTHCARE -- 2.5%
DRUGS -- 1.8%
Abbott Laboratories, Inc. ..............         1,250         65,750
Amgen, Inc.+ ...........................         2,800        167,104
AstraZeneca Group PLC ..................           859         42,653
Bristol-Myers Squibb Co. ...............         1,400         56,686
Forest Laboratories, Inc.+ .............           430         35,131
Genentech, Inc.+ .......................         2,200        110,990
IDEC Pharmaceuticals Corp.+ ............         1,200         77,160
Merck & Co., Inc. ......................         1,300         74,854
Millennium Pharmaceuticals, Inc.+ ......         2,380         53,098
Pfizer, Inc. ...........................        12,990        516,223
Pharmacia Corp. ........................           800         36,064
Schering-Plough Corp. ..................         5,200        162,760
TEVA Pharmaceutical Industries, Ltd.
  ADR ..................................           800         43,736

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
Wyeth ..................................         4,230   $    277,699

HEALTH SERVICES -- 0.3%
Laboratory Corp. of America
  Holdings+ ............................         1,620        155,293
Tenet Healthcare Corp.+ ................         2,325        155,822

MEDICAL PRODUCTS -- 0.4%
Biovail Corp.+ .........................           795         39,734
Cardinal Health, Inc. ..................         1,180         83,650
Johnson & Johnson ......................         2,800        181,860
McKesson HBOC, Inc. ....................         3,270        122,396
                                                         ------------
                                                            2,458,663
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 1.9%
AEROSPACE & MILITARY TECHNOLOGY -- 0.8%
Boeing Co. .............................         2,000         96,500
Lockheed Martin Corp. ..................         2,000        115,160
Raytheon Co. ...........................         9,200        377,660
Rockwell Collins, Inc. .................         4,000        100,880
United Technologies Corp. ..............         1,500        111,300

BUSINESS SERVICES -- 0.4%
Accenture, Ltd., Class A+ ..............         2,240         59,808
Cendant Corp.+ .........................         9,800        188,160
Electronic Data Systems Corp. ..........           625         36,244
TMP Worldwide, Inc.+ ...................         1,815         62,563

MACHINERY -- 0.2%
Caterpillar, Inc. ......................         3,000        170,550
Deere & Co. ............................         1,500         68,325

MULTI-INDUSTRY -- 0.4%
General Electric Co. ...................         5,500        205,975
Honeywell International, Inc. ..........         2,660        101,798
Tyco International, Ltd. ...............         3,055         98,738

TRANSPORTATION -- 0.1%
United Parcel Service, Inc.,
  Class B ..............................         1,500         91,200
                                                         ------------
                                                            1,884,861
                                                         ------------

INFORMATION & ENTERTAINMENT -- 2.1%
BROADCASTING & MEDIA -- 1.9%
AOL Time Warner, Inc.+ .................        10,350        244,777
Cablevision Systems Corp.+ .............         7,950        235,723
Charter Communications, Inc.,
  Class A+ .............................         3,910         44,144
Clear Channel Communications, Inc.+ ....         3,000        154,230
Comcast Corp., Class A+ ................         6,715        213,537
Liberty Media Corp.+ ...................        35,107        443,752
Omnicom Group, Inc. ....................         1,000         94,400
The Walt Disney Co. ....................         3,645         84,127
USA Networks, Inc.+ ....................         3,045         96,740
Viacom, Inc., Class B+ .................         5,398        261,101

----------------
62

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM -- 0.2%
Carnival Corp. .........................         3,000   $     97,950
Southwest Airlines Co. .................         4,000         77,400
                                                         ------------
                                                            2,047,881
                                                         ------------

INFORMATION TECHNOLOGY -- 3.4%
COMMUNICATION EQUIPMENT -- 0.2%
Cisco Systems, Inc.+ ...................        10,800        182,844

COMPUTERS & BUSINESS EQUIPMENT -- 0.4%
Brocade Communications Systems,
  Inc.+ ................................         1,680         45,360
Dell Computer Corp.+ ...................         5,000        130,550
International Business Machines
  Corp. ................................         2,000        208,000
VERITAS Software Corp.+ ................           940         41,200

COMPUTER SOFTWARE -- 0.6%
Electronic Arts, Inc.+ .................         2,815        171,152
Microsoft Corp.+ .......................         5,800        349,798
NVIDIA Corp.+ ..........................           780         34,601

ELECTRONICS -- 1.4%
Analog Devices, Inc.+ ..................         5,005        225,425
ASM Lithography Holdings NV+ ...........         1,705         43,256
Broadcom Corp., Class A+ ...............           970         34,823
Celestica, Inc.+ .......................         5,625        203,962
Flextronics International, Ltd.+ .......         8,750        159,688
Intel Corp. ............................        10,000        304,100
Maxim Integrated Products, Inc.+ .......         1,430         79,665
Micron Technology, Inc.+ ...............         4,270        140,483
National Semiconductor Corp.+ ..........         1,345         45,313
Texas Instruments, Inc. ................         5,000        165,500

INTERNET CONTENT -- 0.1%
eBay, Inc.+ ............................         1,330         75,331

TELECOMMUNICATIONS -- 0.7%
Amdocs, Ltd.+ ..........................         1,835         48,903
Cox Communications, Inc., Class A+ .....         3,335        125,529
Nokia Corp. ADR ........................        18,960        393,231
Verizon Communications, Inc. ...........         2,200        100,430
                                                         ------------
                                                            3,309,144
                                                         ------------

MATERIALS -- 0.4%
CHEMICALS -- 0.2%
Du Pont (E.I.) de Nemours & Co. ........         3,000        141,450
Praxair, Inc. ..........................         1,500         89,700

FOREST PRODUCTS -- 0.1%
International Paper Co. ................         2,500        107,525

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
MATERIALS (CONTINUED)
METALS & MINERALS -- 0.1%
Alcoa, Inc. ............................         2,000   $     75,480
Algoma Steel, Inc.+ ....................           858          2,698
                                                         ------------
                                                              416,853
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 0.2%
U.S. GOVERNMENT & AGENCIES
Fannie Mae .............................         1,860        148,577
                                                         ------------

UTILITIES -- 0.2%
GAS & PIPELINE UTILITIES -- 0.1%
El Paso Corp. ..........................         2,000         88,060

TELEPHONE -- 0.1%
AT&T Corp. .............................         6,000         94,200
                                                         ------------
                                                              182,260
                                                         ------------
TOTAL COMMON STOCK (cost $17,155,328)...                   17,093,437

EXCHANGE-TRADED FUNDS -- 0.1%
----------------------------------------------------------------------
Nasdaq-100 Trust+ (cost $116,306).......         2,500         90,150
                                                         ------------

PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS
XO Communications, Inc. Series B 13.50%
  (cost $9,349)(3)......................            17              1
                                                         ------------

BONDS & NOTES -- 70.0%                      PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.5%
FINANCIAL SERVICES
Nomura Asset Securities Corp. 6.69%
  2030 .................................  $    500,000        509,899
                                                         ------------

CONSUMER DISCRETIONARY -- 2.6%
APPAREL & TEXTILES -- 0.1%
Levi Strauss & Co. 6.80% 2003 ..........        10,000          9,750
Levi Strauss & Co. 7.00% 2006 ..........        10,000          9,200
Levi Strauss & Co. 11.63% 2008 .........        35,000         36,487
Longview Fibre Co. 10.00% 2009* ........        10,000         10,400
Westpoint Stevens, Inc. 7.88% 2008 .....        25,000         12,000

APPLIANCES & HOUSEHOLD DURABLES -- 0.0%
Graphic Packaging Corp. 8.63% 2012* ....         5,000          5,188

AUTOMOTIVE -- 0.8%
Accuride Corp., Series B 9.25% 2008 ....        35,000         26,600
CSK Auto, Inc. 12.00% 2006* ............        29,000         30,740
Dana Corp. 9.00% 2011 ..................        70,000         69,300

----------------
64

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
AUTOMOTIVE (CONTINUED)
Delco Remy International, Inc. 8.63%
  2007 .................................  $     20,000   $     18,300
Ford Motor Co. 7.45% 2031 ..............       380,000        343,235
Goodyear Tire & Rubber Co. 7.86%
  2011 .................................         5,000          4,822
Goodyear Tire & Rubber Co. 8.50%
  2007 .................................        15,000         15,259
LDM Technologies, Inc., Series B 10.75%
  2007 .................................        25,000         16,750
Lear Corp., Series B 8.11% 2009 ........        70,000         71,500
Navistar International Corp. 8.00%
  2008 .................................        30,000         29,588
Navistar International Corp. 9.38%
  2006 .................................        20,000         21,000
United Rentals North America, Inc.
  10.75% 2008 ..........................        20,000         21,800

HOUSING -- 1.1%
Beazer Homes USA, Inc. 8.63% 2011 ......        40,000         41,600
Centex Corp. 7.88% 2011 ................       220,000        220,849
KB HOME 9.50% 2011 .....................        35,000         36,400
Lowe's Cos., Inc. 8.25% 2010 ...........       340,000        380,574
Masco Corp. 6.00% 2004 .................       160,000        161,950
Pulte Homes, Inc. 8.13% 2011 ...........       185,000        188,067
Standard Pacific Corp. 8.00% 2008 ......        15,000         14,850
Standard Pacific Corp. 8.50% 2007 ......        20,000         20,200
Webb (Del E.) Corp. 10.25% 2010 ........        25,000         27,594

RETAIL -- 0.6%
Duane Reade, Inc. 9.25% 2008 ...........        55,000         55,688
Gap, Inc. 8.80% 2008* ..................        65,000         63,700
Kroger Co. 7.38% 2005 ..................        55,000         57,583
Pathmark Stores, Inc. 8.75% 2012* ......         5,000          5,150
Penney (J.C.) Co., Inc. 7.38% 2008 .....        25,000         23,500
Penney (J.C.) Co., Inc. 7.60% 2007 .....         5,000          4,850
Revlon Consumer Prods Corp. 12.00%
  2005* ................................        50,000         50,250
Rite Aid Corp. 7.13% 2007 ..............        55,000         39,600
Rite Aid Corp. 11.25% 2008 .............        20,000         15,600
Sealy Mattress Co., Series B 10.88%
  2007(1) ..............................        30,000         29,325
Wal-Mart Stores, Inc. 7.55% 2030 .......       230,000        254,114
Xerox Corp. 9.75% 2009* ................        30,000         28,425
                                                         ------------
                                                            2,471,788
                                                         ------------

CONSUMER GOODS -- 0.0%
HEALTH & PERSONAL CARE
Icon Health & Fitness, Inc. 11.25%
  2012* ................................        25,000         24,647
                                                         ------------

CONSUMER STAPLES -- 0.6%
FOOD, BEVERAGE & TOBACCO
Nash Finch Co., Series B 8.50% 2008 ....        10,000          9,875
Panamerican Beverage, Inc. 8.13%
  2003 .................................        80,000         81,157
PepsiAmericas, Inc. 6.38% 2009 .........       165,000        159,692
Tyson Foods, Inc. 6.63% 2004* ..........       280,000        286,294
                                                         ------------
                                                              537,018
                                                         ------------

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
ENERGY -- 1.3%
ENERGY SERVICES -- 0.5%
Duke Energy Field Services LLC 5.75%
  2006 .................................  $    340,000   $    327,689
ICO, Inc., Series B 10.38% 2007 ........        10,000          7,800
Limestone Electron Trust 8.63% 2003* ...        35,000         35,304
Magnum Hunter Resources, Inc. 9.60%
  2012* ................................         5,000          5,237
Parker Drilling Co. 9.75% 2006 .........        35,000         35,700
Pride Petroleum Services, Inc. 9.38%
  2007 .................................        25,000         26,000
Tesoro Petroleum Corp. 9.63% 2008 ......        40,000         40,600

ENERGY SOURCES -- 0.8%
Burlington Resources Finance Co. 7.40%
  2031* ................................        85,000         84,307
Clark Refining & Marketing, Inc. 8.38%
  2007 .................................        50,000         46,750
Dynegy Holdings, Inc. 7.63% 2026 .......        20,000         17,804
Energy Corp. of America, Series A 9.50%
  2007 .................................        65,000         44,200
Forest Oil Corp. 8.00%
  2008 -- 2011 .........................        30,000         30,562
Husky Oil, Ltd. 7.55% 2016 .............       180,000        167,004
NRG Energy, Inc. 6.75% 2006 ............        55,000         52,497
NRG Energy, Inc. 7.50% 2007 ............        65,000         62,870
NRG Energy, Inc. 7.75% 2011 ............       220,000        209,623
Peabody Energy Corp. 9.63% 2008 ........        16,000         17,040
Pioneer Natural Resources Co. 9.63%
  2010 .................................        20,000         22,000
Plains Resources, Inc., Series B 10.25%
  2006 .................................        15,000         15,450
Plains Resources, Inc., Series D 10.25%
  2006 .................................        10,000         10,300
Tesoro Petroleum Corp., Series B 9.00%
  2008 .................................        20,000         19,900
                                                         ------------
                                                            1,278,637
                                                         ------------

FINANCE -- 14.5%
BANKS -- 2.7%
Bank of America Corp. 7.40% 2011 .......       250,000        264,140
Bank of America Corp. 9.38% 2009 .......        80,000         92,890
Credit National 7.00% 2005 .............       210,000        216,636
First Republic Bank 7.75% 2012 .........        55,000         47,116
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2029 ............       245,000        254,370
National Australia Bank, Ltd. 8.60%
  2010 .................................       290,000        328,594
National City Corp. 7.20% 2005 .........       200,000        210,956
NBD Bank NA 8.25% 2024 .................        55,000         61,022
Overseas-Chinese Banking Corp., Ltd.
  7.75% 2011* ..........................       280,000        295,674
Popular North America, Inc., Series D
  6.63% 2002 ...........................        40,000         40,651
Royal Bank of Scotland Group PLC 6.40%
  2009 .................................       300,000        301,827
Scotland International Finance 7.70%
  2010* ................................       290,000        310,513
U.S. Bancorp 7.50% 2026 ................       210,000        221,720
Western Financial Bank 8.88% 2007 ......        30,000         28,184

FINANCIAL SERVICES -- 6.9%
Aesop Funding II LLC 6.14% 2006* .......       120,000        123,339
Aesop Funding II LLC 6.40% 2003* .......       100,000        101,326
American General Finance Corp., Series E
  6.25% 2002# ..........................       300,000        307,367
Asset Securitization Corp. 6.75%
  2041 .................................        85,000         87,076
Asset Securitization Corp. 7.40%
  2029 .................................       200,000        210,053
Athena Neurosciences Finance LLC 7.25%
  2008 .................................       430,000        336,307
AXA Financial, Inc. 7.00% 2028 .........       130,000        124,524
Chase Credit Card Master Trust 6.19%
  2005 .................................       190,000        194,672
CIT Group Holdings 7.63% 2005 ..........       145,000        146,488

----------------
66

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
CIT Group, Inc. 7.38% 2007 .............  $    120,000   $    119,762
CIT Group, Inc. 7.50% 2003 .............        90,000         90,363
Citigroup, Inc. 6.75% 2005 .............       300,000        313,758
CS First Boston Mortgage Securities
  Corp. 7.15% 2029 .....................       165,000        173,101
CS First Boston Mortgage Securities
  Corp. 7.24% 2029 .....................       110,000        115,824
Dime Capital Trust I, Series A 9.33%
  2027 .................................        45,000         47,322
DLJ Mortgage Acceptance Corp. 6.82%
  2030* ................................       450,000        466,726
ERAC USA Finance Co. 8.00% 2011* .......       270,000        280,172
Farmers Exchange Capital 7.05% 2028* ...       100,000         75,576
Fleet Mortgage Group, Inc., Series A
  6.84% 2003 ...........................        50,000         51,623
Gemstone Investor, Ltd. 7.71% 2004* ....       320,000        319,457
General Electric Capital Corp. 8.70%
  2007 .................................       250,000        283,587
General Motors Acceptance Corp. 6.88%
  2011 .................................       250,000        243,470
General Motors Acceptance Corp. 7.63%
  2003 .................................       130,000        133,683
Household Finance Corp. 6.38% 2011 .....       190,000        179,302
LB UBS Commercial Mortgage Trust 6.13%
  2030 .................................       240,000        235,476
LB UBS Commercial Mortgage Trust 6.37%
  2028 .................................       500,000        499,426
Morgan Stanley, Dean Witter & Co. 6.39%
  2033 .................................        25,000         25,041
Popular North America, Inc. 6.13%
  2006 .................................       260,000        251,051
PP&L Transition Bond LLC 7.05% 2009 ....       202,000        215,514
Principal Financial Group 8.20%
  2009* ................................       340,000        368,060
Private Export Funding Corp., Series C
  6.31% 2004 ...........................       100,000        103,935
Private Export Funding Corp., Series YY
  7.03% 2003 ...........................       100,000        105,093
Qwest Capital Funding, Inc. 7.25%
  2011 .................................       100,000         80,971
Sun Canada Financial Co. 6.63% 2007* ...       160,000        162,271
Tembec Finance Corp. 9.88% 2005 ........        15,000         15,488
Toyota Motor Credit Corp. 5.63% 2003 ...       150,000        153,903
Von Hoffmann Corp. 10.25% 2009* ........        20,000         20,325

INSURANCE -- 4.9%
AAG Holding Co., Inc. 6.88% 2008 .......       120,000        109,948
Abbey National PLC, Series E 6.69%
  2005 .................................       270,000        279,339
Ace Capital Trust II 9.70% 2030 ........       370,000        425,282
Allstate Financial II 7.83% 2045 .......        53,000         51,181
American Financial Group, Inc. 7.13%
  2009 .................................        70,000         62,636
AmerUs Group Co. 6.95% 2005 ............       250,000        245,642
CIGNA Corp. 7.40% 2007 .................        95,000        100,005
CIGNA Corp. 7.88% 2027 .................        40,000         42,120
CIGNA Corp. 8.25% 2007 .................        75,000         81,328
Conseco, Inc. 9.00% 2006 ...............         5,000          2,475
Conseco, Inc. 10.75% 2008 ..............        30,000         14,700
Everest Reinsurance Holdings, Inc. 8.75%
  2010 .................................       300,000        325,662
Farmers Insurance Exchange 8.50%
  2004* ................................       290,000        303,778
Florida Windstorm Underwriting
  Associates, Inc. 7.13% 2019* .........       350,000        350,273
ING Groep N.V. 8.00% 2006 ..............       225,000        242,087
Jackson National Life Insurance Co.
  8.15% 2027* ..........................        49,000         50,782
Liberty Mutual Insurance Co. 7.70%
  2097* ................................       100,000         76,853
Lumbermens Mutual Casualty Co. 8.30%
  2037* ................................       235,000        189,420
Lumbermens Mutual Casualty Co. 9.15%
  2026* ................................       165,000        147,268
Metropolitan Life Insurance Co. 7.70%
  2015* ................................       140,000        147,724
MONY Group, Inc. 7.45% 2005 ............       290,000        300,901
Provident Financing Trust I 7.41%
  2038 .................................        90,000         72,230

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Prudential Financial Corp. 6.88%
  2003* ................................  $    355,000   $    365,625
UnumProvident Corp. 6.75% 2028 .........       230,000        199,217
UnumProvident Corp. 7.63% 2011 .........        50,000         51,770
W.R. Berkley Capital Trust 8.20%
  2045 .................................       445,000        372,612
Xl Capital Finance Europe PLC 6.50%
  2012 .................................       170,000        167,465
                                                         ------------
                                                           14,214,048
                                                         ------------

HEALTHCARE -- 1.7%
DRUGS -- 0.4%
American Home Products Corp. 6.25%
  2006 .................................       330,000        339,837
Omnicare, Inc. 8.13% 2011 ..............         5,000          5,263
Warner Chilcott, Inc. 12.63% 2008 ......        15,000         17,175

HEALTH SERVICES -- 0.7%
Beverly Enterprises, Inc. 9.00% 2006 ...        10,000         10,150
Beverly Enterprises, Inc. 9.63% 2009 ...        30,000         30,600
Columbia/HCA Healthcare Corp. 7.00%
  2007 .................................         5,000          5,137
Columbia/HCA Healthcare Corp. 7.25%
  2008 .................................        25,000         25,500
Humana, Inc. 7.25% 2006 ................       100,000         98,815
Manor Care, Inc. 8.00% 2008 ............         5,000          5,163
Tenet Healthcare Corp., Series B 8.13%
  2008 .................................        20,000         21,794
Triad Hospitals Holdings, Inc., Series B
  11.00% 2009 ..........................        25,000         27,938
Triad Hospitals, Inc. 8.75% 2009 .......        10,000         10,638
UnitedHealth Group, Inc. 7.50% 2005 ....       290,000        308,168
Wellpoint Health Networks, Inc. 6.38%
  2012 .................................       110,000        107,656

MEDICAL PRODUCTS -- 0.6%
ALARIS Medical, Inc. 11.13% 2008(1) ....        50,000         35,000
ALARIS Medical Systems, Inc. 9.75%
  2006 .................................        65,000         63,050
AmerisourceBergen Corp. 8.13% 2008 .....         5,000          5,238
Beckman Coulter, Inc. 7.10% 2003 .......        75,000         76,310
Bio-Rad Laboratories, Inc. 11.63%
  2007 .................................         7,000          7,735
Cardinal Health, Inc. 7.00% 2026 .......       270,000        282,204
CONMED Corp. 9.00% 2008 ................        40,000         40,850
MEDIQ/PRN Life Support Services, Inc.
  11.00% 2008(3) .......................        25,000              0
Physician Sales & Service, Inc. 8.50%
  2007 .................................        20,000         20,200
Radiologix, Inc. 10.50% 2008* ..........        45,000         45,337
Universal Hospital Services, Inc. 10.25%
  2008 .................................        30,000         29,100
                                                         ------------
                                                            1,618,858
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 1.4%
AEROSPACE & MILITARY TECHNOLOGY -- 0.5%
Dunlop Standard Aerospace Holdings PLC
  11.88% 2009 ..........................        35,000         35,700
K & F Industries, Inc., Series B 9.25%
  2007 .................................        15,000         15,525
SCL Term Aereo Santiago SA 6.95%
  2012* ................................       390,000        383,955
Sequa Corp. 8.88% 2008 .................        35,000         34,475

BUSINESS SERVICES -- 0.6%
Allied Waste North America, Inc. 8.50%
  2008* ................................        10,000         10,100
Allied Waste North America, Inc. 10.00%
  2009 .................................        55,000         55,962
Federal Express Corp. 6.72% 2022 .......       167,383        162,593
Fisher Scientific International, Inc.
  9.00% 2008 ...........................         5,000          5,150

----------------
68

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Interpublic Group Cos., Inc. 7.25%
  2011 .................................  $    200,000   $    189,454
Iron Mountain, Inc. 8.13% 2008 .........         5,000          5,063
Mail Well I Corp. 9.63% 2012* ..........        10,000         10,300
Pacifica Papers, Inc. 10.00% 2009 ......        25,000         26,625
Quebecor World, Inc. 8.38% 2008 ........        20,000         20,448
Resolution Performance Products, Inc.
  13.50% 2010 ..........................        20,000         22,400
Xerox Capital Europe Plc 5.88% 2004 ....        25,000         22,875

MACHINERY -- 0.1%
Argo-Tech Corp. 8.63% 2007 .............        35,000         31,150
Hayes Lemmerz International, Inc. 11.88%
  2006* ................................        15,000          7,800
Numatics, Inc., Series B 9.63% 2008 ....        10,000          5,150
Roller Bearing Co. of America, Inc.,
  Series B 9.63% 2007 ..................         5,000          4,525
Westinghouse Air Brake Co., Series B2
  9.38% 2005 ...........................        10,000         10,050

MULTI-INDUSTRY -- 0.2%
American Standard Cos., Inc. 7.63%
  2010 .................................        15,000         15,150
Fortune Brands, Inc. 7.13% 2004* .......       230,000        237,841

TRANSPORTATION -- 0.0%
AMR Corp. 10.20% 2020 ..................        50,000         44,500
Atlas Air, Inc. 9.38% 2006 .............        15,000         12,900
Atlas Air, Inc. 10.75% 2005 ............        10,000          9,000
                                                         ------------
                                                            1,378,691
                                                         ------------

INFORMATION & ENTERTAINMENT -- 3.4%
BROADCASTING & MEDIA -- 2.4%
Adelphia Communications Corp. 10.25%
  2011 .................................         5,000          4,650
Adelphia Communications Corp., Series B
  8.38% 2008 ...........................        15,000         13,125
American Color Graphics, Inc. 12.75%
  2005 .................................        30,000         29,738
AT&T Wireless Services, Inc. 7.88%
  2011 .................................       220,000        219,036
Century Communications Corp., Series B
  2008(5) ..............................        65,000         31,850
Charter Communications Holdings Capital
  Corp. LLC 13.50% 2011 ................        80,000         51,500
Charter Communications Holdings Capital
  Corp. LLC 8.63% 2009 .................        60,000         54,150
Classic Cable, Inc. 10.50% 2010(2) .....        40,000          5,800
Comcast Cable Communications Corp. 8.50%
  2027 .................................        80,000         85,051
Corus Entertainment Inc 8.75% 2012* ....         5,000          5,163
Crown Castle International Corp. 10.63%
  2007#(1) .............................        45,000         38,700
CSC Holdings, Inc. 7.63% 2011 ..........        60,000         57,795
EchoStar DBS Corp. 9.38% 2009 ..........        85,000         88,400
Entravision Commerce Co. 8.13% 2009* ...         5,000          5,050
Frontiervision Holdings LP 11.88%
  2007 .................................        30,000         30,600
Frontiervision Holdings LP, Series B
  11.88% 2007 ..........................        20,000         19,800
Insight Communications, Inc. 12.25%
  2011(1) ..............................        55,000         36,025
IT Group, Inc. 11.25% 2009(2)(3) .......        15,000             19
Liberty Media Corp., New 7.75% 2009 ....       210,000        208,627
LIN Holdings Corp. 10% 2008(1) .........        80,000         72,000
LIN Televison Corp. 8.38% 2008 .........        10,000         10,000
Mediacom Broadband LLC & Media 11.00%
  2013 .................................        20,000         22,100
News America Holdings, Inc. 8.00%
  2016 .................................       330,000        338,233
Quebecor Media, Inc 13.75% 2011 ........        70,000         47,075
Quebecor Media, Inc. 11.13% 2011 .......        20,000         21,700

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Reed Elsevier Capital, Inc. 6.13%
  2006 .................................  $    390,000   $    391,470
Rogers Communications, Inc. 8.88%
  2007 .................................        15,000         15,075
Scholastic Corp. 7.00% 2003 ............        85,000         87,696
STC Broadcasting, Inc. 11.00% 2007 .....        30,000         30,900
Telewest Communications PLC 9.88%
  2010 .................................        95,000         45,600
United Pan-Europe Communications 11.25%
  2010(2) ..............................        10,000          1,300
United Pan-Europe Communications 11.50%
  2010(2) ..............................        20,000          2,600
Viacom, Inc. 7.70% 2010 ................       140,000        149,622
Viacom, Inc. 7.75% 2005 ................        80,000         84,503
Young Broadcasting, Inc. 10.00% 2011 ...        25,000         26,000

ENTERTAINMENT PRODUCTS -- 0.1%
Hasbro, Inc. 8.50% 2006 ................        10,000         10,150
Primedia, Inc. 8.88% 2011 ..............        30,000         27,300
True Temper Sports, Inc., Series B
  10.88% 2008 ..........................        40,000         42,400

LEISURE & TOURISM -- 0.9%
Air Canada, Inc. 10.25% 2011 ...........        40,000         31,200
Continental Airlines, Inc., Series A
  6.65% 2019 ...........................        67,594         62,671
Continental Airlines, Inc., Series B
  6.47% 2004 ...........................        67,512         65,394
Delta Air Lines, Inc. 7.92% 2010 .......       170,000        164,926
Delta Air Lines, Inc. 7.90% 2009 .......        60,000         57,866
Harrah's Operating Co., Inc. 8.00%
  2011 .................................       220,000        228,252
John Q. Hammons Hotels, Inc. 8.88%
  2004 .................................        10,000          9,925
Mandalay Resort Group 9.25% 2005 .......        20,000         20,700
Mandalay Resort Group 9.38% 2010* ......        10,000         10,525
MGM Mirage, Inc. 8.38% 2011 ............        55,000         56,031
Northwest Airlines, Inc. 9.88% 2007 ....        10,000          9,900
Northwest Airlines, Inc. 8.88% 2006 ....        10,000          9,575
Station Casinos, Inc. 8.88% 2008 .......        50,000         51,000
US Airways, Inc. 7.08% 2021 ............        93,205         88,159
                                                         ------------
                                                            3,276,927
                                                         ------------

INFORMATION TECHNOLOGY -- 3.4%
COMMUNICATION EQUIPMENT -- 0.0%
Rogers Cantel Mobile, Inc. 9.75%
  2016 .................................        15,000         13,125

COMPUTER SERVICES -- 0.3%
Computer Sciences Corp. 7.38% 2011 .....       230,000        238,726

COMPUTERS & BUSINESS EQUIPMENT -- 0.7%
Boise Cascade Office Products Corp.
  7.05% 2005 ...........................       225,000        224,723
Hewlett-Packard Co. 5.75% 2006 .........       435,000        424,965
Seagate Technology International 12.50%
  2007*(4) .............................        30,000         34,050

ELECTRONICS -- 0.7%
Amkor Technology, Inc. 9.25% 2008 ......        65,000         63,538
Amkor Technology, Inc. 10.50% 2009 .....        30,000         29,625
Amphenol Corp. 9.88% 2007 ..............         3,000          3,165
Chippac International, Ltd. 12.75%
  2009 .................................        80,000         84,000
Eaton Corp. 7.65% 2029 .................       280,000        280,421
Fairchild Semiconductor International,
  Inc. 10.13% 2007 .....................        30,000         31,350
Fairchild Semiconductor International,
  Inc. 10.50% 2009 .....................        20,000         22,050

----------------
70

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Fairfax Financial Holdings, Ltd. 6.88%
  2008 .................................  $      5,000   $      4,200
Fairfax Financial Holdings, Ltd. 7.38%
  2006 .................................        15,000         11,250
L-3 Communications Corp. 8.00% 2008 ....        20,000         20,400
SCG Holdings & Semiconductor Co., Series
  B 12.00% 2009 ........................        84,000         61,740
Solectron Corp. 9.63% 2009 .............        50,000         47,500
UCAR Finance, Inc. 10.25% 2012* ........        15,000         15,750
Viasystems Group, Inc. 9.75% 2007 ......        35,000          9,625

INTERNET CONTENT -- 0.0%
Exodus Communications, Inc. 10.75%
  2009(2) ..............................         5,000          1,056
Exodus Communications, Inc. 11.25%
  2008(2) ..............................        25,000          5,281
Exodus Communications, Inc. 11.63%
  2010(2) ..............................        85,000         17,425

TELECOMMUNICATIONS -- 1.7%
Alaska Communications Systems Holdings,
  Inc. 9.38% 2009 ......................        10,000          9,950
AT&T Corp. 8.00% 2031* .................       470,000        451,191
Avaya, Inc. 11.13% 2009 ................        25,000         24,500
Compania de Telecomunicaciones de Chile
  7.63% 2006 ...........................        50,000         51,298
Compania de Telecomunicaciones de Chile
  8.38% 2006 ...........................        60,000         62,307
Flag, Ltd. 8.25% 2008 ..................        15,000          2,925
GCI, Inc. 9.75% 2007 ...................        65,000         63,050
Insight Midwest LP Insight Capital 9.75%
  2009 .................................        30,000         31,350
Insight Midwest LP Insight Capital
  10.50% 2010 ..........................        10,000         10,900
ITC Deltacom, Inc. 8.88% 2008 ..........        15,000          4,050
ITC Deltacom, Inc. 9.75% 2008 ..........        25,000          5,500
ITC Deltacom, Inc. 11.00% 2007 .........        10,000          2,700
Lucent Technologies, Inc. 5.50% 2008 ...        15,000         10,950
Lucent Technologies, Inc. 7.25% 2006 ...        75,000         62,250
MCI Communications Corp. 6.13% 2002 ....        55,000         54,889
McLeodUSA, Inc. 8.13% 2009(2) ..........         5,000          1,213
McLeodUSA, Inc. 8.38% 2008(2) ..........        35,000          8,487
McLeodUSA, Inc. 9.25% 2007(2) ..........        15,000          3,694
McLeodUSA, Inc. 9.50% 2008(2) ..........        55,000         13,200
Nextel Communications, Inc. 9.75%
  2007(1) ..............................        90,000         58,050
Nextel Communications, Inc. 9.50%
  2011 .................................        20,000         12,900
Qwest Communications International,
  Inc., Series B 7.50% 2008 ............       120,000        106,493
Rogers Cantel, Inc. 9.38% 2008 .........        15,000         13,800
Rogers Wireless, Inc. 9.63% 2011 .......        50,000         46,500
Satelites Mexicanos SA de CV, Series B
  10.13% 2004 ..........................        20,000         10,000
Singapore Telecommunications 6.38%
  2011* ................................        60,000         59,504
Telecom de Puerto Rico, Inc. 6.65%
  2006 .................................       420,000        415,926
Telecommunications Techniques Co. LLC
  9.75% 2008 ...........................        25,000          7,063
Time Warner Telecom, Inc. 9.75% 2008 ...        15,000         10,012
Time Warner Telecom, Inc. 10.13%
  2011 .................................        60,000         40,050
Williams Communications Group, Inc.
  10.88% 2009 ..........................        70,000         10,850
                                                         ------------
                                                            3,309,517
                                                         ------------

MATERIALS -- 2.4%
CHEMICALS -- 0.9%
Airgas, Inc. 9.13% 2011 ................         5,000          5,300
Arco Chemical Co. 9.80% 2020 ...........        20,000         19,500
Georgia Gulf Corp. 10.38% 2007 .........        40,000         43,000

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
ICI Wilmington, Inc. 6.95% 2004 ........  $    320,000   $    327,927
IMC Global, Inc. 7.63% 2005 ............        35,000         33,636
IMC Global, Inc. 11.25% 2011 ...........         5,000          5,519
Lyondell Chemical Co., Series B 9.88%
  2007 .................................        55,000         56,100
Noveon, Inc. 11.00% 2011 ...............         5,000          5,300
Pioneer Americas Acquisition Corp.,
  Series B 9.25% 2007(3) ...............        15,000          3,879
Potash Corp. of Saskatchewan, Inc. 7.75%
  2011 .................................       100,000        104,781
Praxair, Inc. 6.75% 2003 ...............       195,000        200,565
Texas Petrochemicals Corp., Series B
  11.13% 2006 ..........................        30,000         24,600

FOREST PRODUCTS -- 1.1%
Abitibi-Consolidated, Inc. 8.55%
  2010 .................................       270,000        281,497
Buckeye Cellulose Corp. 8.50% 2005 .....        25,000         22,500
Caraustar Industries, Inc. 9.88%
  2011 .................................        40,000         42,200
Consumers International, Inc. 10.25%
  2005(2) ..............................        20,000          1,600
Norske Skog Canada, Ltd. 8.63% 2011* ...         5,000          5,062
Owens-Illinois, Inc. 7.15% 2005 ........        20,000         19,100
Owens-Illinois, Inc. 7.35% 2008 ........         5,000          4,625
Owens-Illinois, Inc. 7.50% 2010 ........        45,000         41,175
Owens-Illinois, Inc. 7.85% 2004 ........        15,000         14,700
Owens-Illinois, Inc. 8.10% 2007 ........         5,000          4,825
Packaging Corp. of America 9.63%
  2009 .................................        10,000         10,875
Paperboard Industries International,
  Inc. 8.38% 2007 ......................        10,000          9,350
Sealed Air Corp. 8.75% 2008* ...........       290,000        294,214
Silgan Holdings, Inc. 9.00% 2009 .......        15,000         15,544
Sonoco Products Co. 7.00% 2004 .........       270,000        279,976
Stone Container Corp. 9.25% 2008 .......         5,000          5,350
Stone Container Corp. 9.75% 2011 .......        30,000         32,550

METALS & MINERALS -- 0.4%
AK Steel Corp. 7.88% 2009 ..............        60,000         60,000
Alcan, Inc. 6.45% 2011 .................       110,000        109,398
Algoma Steel, Inc. 1.00% 2030 ..........         4,000          1,140
Century Aluminum Co. 11.75% 2008 .......        25,000         26,375
Compass Minerals Group, Inc. 10.00%
  2011* ................................         5,000          5,269
Hexcel Corp. 9.75% 2009 ................        10,000          7,200
National Steel Corp. 9.88% 2009(2) .....        35,000          7,044
Phelps Dodge Corp. 8.75% 2011 ..........       125,000        121,085
Steel Dynamics, Inc. 9.50% 2009* .......         5,000          5,200
United States Steel LLC 10.75% 2008* ...        45,000         45,000
Weirton Steel Corp. 10.75% 2005(2) .....        10,000          1,600
Weirton Steel Corp. 11.38% 2004(2) .....        30,000          4,800
                                                         ------------
                                                            2,309,361
                                                         ------------

MUNICIPAL BONDS -- 1.1%
Allentown PA 6.20% 2005 ................       290,000        300,139
Fresno County California Pension
  Obligation 6.07% 2003 ................       100,000        103,409
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002 ........       200,000        204,794
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003 .................       105,000        108,279
Miami Florida Revenue 7.25% 2003 .......       130,000        136,747
Phoenix Arizona Civic Improvement Corp.
  6.30% 2008 ...........................       100,000        101,795

----------------
72

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
Southern California Public Power
  Authority Project 6.93% 2017 .........  $    125,000   $    128,946
                                                         ------------
                                                            1,084,109
                                                         ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.3%
FOREIGN GOVERNMENT
United Mexican States 7.50% 2012 .......       320,000        318,720
                                                         ------------

REAL ESTATE -- 1.1%
REAL ESTATE COMPANIES -- 0.8%
E.O.P. Operating LP 6.38% 2003 .........       120,000        122,351
Liberty Property LP 7.25% 2011 .........       150,000        150,568
Liberty Property LP 8.50% 2010 .........       140,000        151,949
Pulte Homes, Inc. 7.88% 2011 ...........       225,000        225,166
Susa Partnership LP 6.95% 2006 .........        95,000         98,314

REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Avalonbay Communities, Inc. 7.50%
  2010 .................................       320,000        331,808
                                                         ------------
                                                            1,080,156
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 32.6%
Federal Home Loan Mortgage Corp. 6.50%
  2022 -- 2029 .........................       577,734        576,670
Federal Home Loan Mortgage Corp. 7.00%
  2023 .................................        45,000         45,844
Federal Home Loan Mortgage Corp. 7.75%
  2022 .................................        73,345         76,163
Federal Home Loan Mortgage Corp. 8.50%
  2008 .................................        84,704         90,436
Federal Home Loan Mortgage Corp. 8.50%
  2019 .................................        20,124         21,762
Federal National Mortgage Association
  5.25% 2003 ...........................       510,000        520,200
Federal National Mortgage Association
  5.75% 2008 ...........................       740,000        748,902
Federal National Mortgage Association
  6.00% 2028 -- 2032 ...................     1,136,708      1,103,934
Federal National Mortgage Association
  6.00% TBA ............................       350,000        339,063
Federal National Mortgage Association
  6.06% 2011 ...........................       290,456        289,366
Federal National Mortgage Association
  6.11% 2011 ...........................       396,540        383,404
Federal National Mortgage Association
  6.18% 2008 ...........................        23,938         24,305
Federal National Mortgage Association
  6.27% 2007 ...........................        81,191         82,861
Federal National Mortgage Association
  6.30% 2008 ...........................        23,835         24,353
Federal National Mortgage Association
  6.31% 2011 ...........................       395,784        387,683
Federal National Mortgage Association
  6.34% 2008 ...........................        18,599         19,036
Federal National Mortgage Association
  6.36% 2008 ...........................       124,154        127,879
Federal National Mortgage Association
  6.43% 2008 ...........................        23,831         24,485
Federal National Mortgage Association
  6.50% 2004 ...........................     2,700,000      2,838,807
Federal National Mortgage Association
  6.59% 2007 ...........................        95,158         98,419
Federal National Mortgage Association
  7.04% 2007 ...........................        76,052         80,188
Federal National Mortgage Association
  7.39% 2021 ...........................        15,372         15,862
Federal National Mortgage Association
  7.50% 2031 ...........................       267,625        277,075
Federal National Mortgage Association
  8.00% 2006 ...........................        14,486         15,075
Government National Mortgage Association
  7.00% 2023 ...........................        30,402         31,184
Government National Mortgage Association
  7.00% 2028 -- 2031 ...................     2,097,385      2,139,023
Government National Mortgage Association
  7.25% 2027 ...........................       243,926        252,195
Government National Mortgage Association
  7.50% 2022 -- 2031 ...................     1,239,512      1,292,969
Government National Mortgage Association
  8.00% TBA ............................       350,000        368,043
Government National Mortgage Association
  8.50% 2017 ...........................        27,549         29,864
Government National Mortgage Association
  9.00% 2021 ...........................         6,726          7,320

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Overseas Private Investment Corp.,
  Series 96-A 6.99% 2008 ...............  $    104,722   $    110,377
United States Treasury Bond Strip zero
  coupon 2012 ..........................       325,000        183,017
United States Treasury Bond Strip zero
  coupon 2021 ..........................     4,960,000      1,471,434
United States Treasury Bonds 5.25% 2028
  -- 2029 ..............................     6,725,000      6,046,178
United States Treasury Bonds 5.38%
  2031 .................................     2,500,000      2,346,475
United States Treasury Bonds 5.50%
  2028 .................................        35,000         32,605
United States Treasury Bonds 6.13%
  2029 .................................       500,000        508,205
United States Treasury Bonds 12.00%
  2013 .................................     1,320,000      1,790,039
United States Treasury Notes 3.50%
  2006 .................................     2,050,000      1,938,849
United States Treasury Notes 3.63%
  2008 .................................     1,227,318      1,259,535
United States Treasury Notes 4.63%
  2006 .................................       300,000        298,827
United States Treasury Notes 4.75%
  2008 .................................       475,000        462,755
United States Treasury Notes 5.50%
  2009 .................................       150,000        151,851
United States Treasury Notes 5.63%
  2008 .................................       200,000        204,874
United States Treasury Notes 5.88%
  2004 .................................     2,550,000      2,661,154
                                                         ------------
                                                           31,798,545
                                                         ------------

UTILITIES -- 3.1%
ELECTRIC UTILITIES -- 1.7%
AES Corp. 8.50% 2007 ...................        15,000          9,450
AES Corp. 8.88% 2011 ...................        80,000         60,800
Avista Corp. 9.75% 2008 ................       365,000        385,433
Calpine Corp. 8.50% 2011 ...............        65,000         50,863
Calpine Corp. 8.63% 2010 ...............        40,000         31,600
CMS Energy Corp. 7.50% 2009 ............        10,000          9,862
CMS Energy Corp. 8.50% 2011 ............        15,000         15,414
CMS Energy Corp. 8.90% 2008 ............        20,000         21,000
Conectiv, Inc. 6.38% 2005 ..............        75,000         76,611
Peco Energy Transition Trust 6.52%
  2010 .................................       210,000        215,432
Progress Energy, Inc. 7.10% 2011 .......       310,000        316,299
Public Service Electric & Gas Co.,
  Series A 8.88% 2003 ..................        47,000         49,518
Scottish Power PLC, Series H 6.38%
  2008 .................................       250,000        248,950
UtiliCorp United, Inc. 6.88% 2004 ......        90,000         89,437
WESCO Distribution, Inc., Series B 9.13%
  2008 .................................        35,000         33,075
Western Resources, Inc. 6.88% 2004 .....        15,000         14,191
Western Resources, Inc. 7.13% 2009 .....        25,000         22,942

GAS & PIPELINE UTILITIES -- 0.5%
Dynegy Holdings, Inc. 6.88% 2011 .......       265,000        247,566
Dynegy Holdings, Inc. 8.13% 2005 .......        15,000         15,361
Energen Corp. 7.63% 2010 ...............       220,000        223,929

TELEPHONE -- 0.9%
GTE Corp. 6.36% 2006 ...................       220,000        224,195
Qwest Capital Funding, Inc. 6.25%
  2005 .................................       165,000        142,459
Sprint Capital Corp. 6.13% 2008 ........       180,000        160,654
Sprint Capital Corp. 6.88% 2028 ........       190,000        151,546
WorldCom, Inc. 7.38% 2006* .............        40,000         34,805
WorldCom, Inc. 7.55% 2004 ..............       115,000        106,806
WorldCom, Inc. 8.25% 2031 ..............       100,000         79,523
                                                         ------------
                                                            3,037,721
                                                         ------------
TOTAL BONDS & NOTES (cost
  $69,015,978)..........................                   68,248,642
                                                         ------------

----------------
74

WARRANTS+ -- 0.0%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY
RETAIL
Mattress Discounters Holding Corp.
  7/15/2007 (3) ........................            20   $          0

FINANCE
FINANCIAL SERVICES
Grove Investors, Inc. 09/14/2008 Tranche
  A(3) .................................            25              0
Grove Investors, Inc. 9/14/2008 Tranche
  B(3) .................................            25              0
                                                         ------------
                                                                    0
                                                         ------------

INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS
KMC Telecom Holdings, Inc. 4/15/2008
  (3) ..................................            20              0
                                                         ------------
TOTAL WARRANTS (cost $370)..............                            0
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
  $86,297,331)..........................                   85,432,230
                                                         ------------

SHORT-TERM SECURITIES -- 0.7%               PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES
Federal Home Loan Mortgage Corp.
  Discount Notes 1.70% due 4/1/02
  (cost $700,000).......................  $700,000.....       700,000
                                                         ------------

REPURCHASE AGREEMENTS -- 12.0%
----------------------------------------------------------------------
State Street Bank & Trust Co. Joint
  Repurchase Agreement Account (Note
  3)....................................     1,028,000      1,028,000
BNP Paribas Joint Repurchase Agreement
  Account (Note 3)......................    10,725,000     10,725,000
                                                         ------------
TOTAL REPURCHASE AGREEMENTS (cost
  $11,753,000)..........................                   11,753,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $98,750,331)                            100.3%   97,885,230
Liabilities in excess of other assets --         (0.3)     (304,414)
                                           ----------  ------------
NET ASSETS --                                   100.0% $ 97,580,816
                                           ==========  ============

-------------
+   Non-income producing securities
ADR -- American Depository Receipt
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
#  Security represents an investment in an affiliated company
(1) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(2) Bond in default.
(3) Fair valued security -- See Note 2.
(4) Variable rate security -- the rate reflected as of March 31, 2002; maturity date reflects next reset date.
(5) Represents a zero coupon bond which will convert to an interest bearing security at a later date.
TBA -- Securities purchased on a forward commitment basis with an appropriate principal and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
       CONTRACT                   IN              DELIVERY    GROSS UNREALIZED
      TO DELIVER             EXCHANGE FOR           DATE        APPRECIATION
------------------------------------------------------------------------------
 EUR           60,000     USD         $52,782    05/24/2002        $   671
 EUR           70,000     USD          61,215    06/21/2002            480
 EUR           25,000     USD          22,131    04/26/2002            393
 EUR*          70,000     USD          63,049    05/10/2002          2,217
 EUR*          78,000     USD          69,849    05/24/2002          2,104
 EUR*          25,000     USD          22,266    05/10/2002            541
 EUR*          20,000     USD          17,398    05/24/2002             27
 JPY*       4,400,000     USD          36,743    05/24/2002          3,470
 JPY*       1,150,000     USD           9,471    04/26/2002            788
 JPY*         350,000     USD           2,900    05/10/2002            255
 USD*          24,318     EUR          28,000    05/24/2002             --
 USD*          15,019     JPY       2,000,000    05/24/2002            106
 USD*           7,474     JPY       1,000,000    05/24/2002             89
 USD*           2,626     JPY         350,000    05/10/2002             18
                                                                   -------
                                                                    11,159
                                                                   -------

                                                              GROSS UNREALIZED
                                                               DEPRECIATION
------------------------------------------------------------------------------
 EUR           10,000     USD           8,632    05/24/2002            (53)
 EUR           20,000     USD          17,178    04/26/2002           (212)
 EUR           25,000     USD          21,476    06/21/2002           (215)
 EUR*          25,000     USD          21,593    06/21/2002            (98)
 USD*          13,040     EUR          15,000    05/10/2002             (4)
 USD*          17,377     EUR          20,000    05/24/2002             (7)
 USD*           8,699     EUR          10,000    05/10/2002             (9)
 USD*          26,066     EUR          30,000    05/24/2002            (10)
 USD*          13,048     EUR          15,000    05/10/2002            (13)
 USD*           8,745     EUR          10,000    05/24/2002            (60)
 USD*           8,766     EUR          10,000    05/10/2002            (76)
 USD*           8,836     EUR          10,000    05/24/2002           (151)
 USD*          22,009     EUR          25,000    05/10/2002           (284)
 USD*          21,990     EUR          25,000    06/21/2002           (299)
 USD*          17,854     EUR          20,000    05/10/2002           (473)
 USD*          10,665     JPY       1,400,000    05/24/2002            (78)
 USD*           9,649     JPY       1,150,000    04/26/2002           (966)
                                                                   -------
                                                                    (3,008)
                                                                   -------
Net Unrealized Appreciation................................        $ 8,151
                                                                   =======

------------
* Represents offsetting or partially offsetting forward foreign currency contracts that, to the extent they are offset, do not have additional market risk but have continued counterparty settlement risk.

JPY  -- Japanese Yen                              EUR  -- Euro
USD  -- United States Dollar

See Notes to Financial Statements

----------------
76

----------------

SEASONS SERIES TRUST

ASSET ALLOCATION:

DIVERSIFIED GROWTH PORTFOLIO              INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 67.8%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 5.1%
APPAREL & TEXTILES -- 0.3%
Gucci Group NV .........................         4,252   $    393,395
Swatch Group AG                                  3,448         74,405
Swatch Group AG, Class B+ ..............         1,978        201,088

AUTOMOTIVE -- 1.5%
AutoZone, Inc.+ ........................         4,300        296,055
Bayerische Motoren Werke AG+ ...........        13,808        548,498
Ford Motor Co. .........................         6,000         98,940
Harley-Davidson, Inc. ..................        12,800        705,664
Honda Motor Co., Ltd. ..................        14,600        613,126
Toyota Motor Corp.+ ....................        44,700      1,287,398
Volkswagen AG+ .........................         2,067        108,793

HOUSING -- 0.8%
CRH PLC GDR ............................        36,250        637,460
Holcim .................................           590        133,446
Lowe's Cos., Inc. ......................        29,500      1,282,955

RETAIL -- 2.5%
Fast Retailing Co.+ ....................         1,200         29,223
Home Depot, Inc. .......................         8,100        393,741
Kingfisher PLC+ ........................         3,744         20,633
Kohl's Corp.+ ..........................        17,500      1,245,125
Limited, Inc. ..........................        15,100        270,290
Metro AG ...............................         8,766        298,687
Office Depot, Inc.+ ....................         7,500        148,875
Penney (J.C.) Co., Inc. ................        17,100        354,141
Staples, Inc.+ .........................        22,900        457,313
Starbucks Corp.+ .......................        24,600        568,998
Target Corp. ...........................         4,200        181,104
Tesco PLC+ .............................       143,218        491,501
TJX Cos., Inc. .........................        18,500        740,185
Wal-Mart Stores, Inc. ..................        18,400      1,127,736
                                                         ------------
                                                           12,708,775
                                                         ------------

CONSUMER STAPLES -- 4.9%
FOOD, BEVERAGE & TOBACCO -- 4.1%
Altadis SA+ ............................         4,046         74,143
Anheuser-Busch Cos., Inc. ..............         9,800        511,560
Cadbury Schweppes PLC+ .................        35,861        247,543
Coca-Cola Co. ..........................        18,600        972,036
Companhia de Bebidas das Americas
 ADR ...................................         7,750        151,202
Diageo PLC+ ............................        29,074        380,065
Fortune Brands, Inc. ...................         5,900        291,283
General Mills, Inc. ....................         7,800        381,030
Groupe Danone ..........................         1,610        189,354

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
Heineken NV+ ...........................         1,840   $     74,805
Korea Tobacco & Ginseng Corp.* .........         3,900         25,740
Kraft Foods, Inc., Class A .............        31,300      1,209,745
Nestle SA+ .............................         3,856        856,126
Pepsi Bottling Group, Inc. .............        34,500        892,515
PepsiCo, Inc. ..........................        11,200        576,800
Philip Morris Cos., Inc. ...............        59,200      3,118,064
South African Brew .....................        24,719        172,655

HOUSEHOLD PRODUCTS -- 0.8%
Avon Products, Inc. ....................        15,600        847,392
Colgate-Palmolive Co. ..................        13,300        760,095
KAO Corp. ..............................        14,000        260,716
Newell Rubbermaid, Inc. ................         4,500        143,820
                                                         ------------
                                                           12,136,689
                                                         ------------

ENERGY -- 5.1%
ENERGY SERVICES -- 0.2%
BJ Services Co.+ .......................         4,000        137,880
Schlumberger, Ltd. .....................         6,400        376,448

ENERGY SOURCES -- 4.9%
Anadarko Petroleum Corp. ...............         4,100        231,404
Apache Corp. ...........................         4,570        259,942
Arch Coal, Inc. ........................         7,500        160,350
Exxon Mobil Corp. ......................        56,300      2,467,629
GlobalSantaFe Corp. ....................         4,300        140,610
Iberdrola SA+ ..........................         2,727         35,515
Peabody Energy Corp. ...................         5,400        156,330
Petroleo Brasileiro SA ADR .............        12,720        336,698
Phillips Petroleum Co. .................         7,960        499,888
Royal Dutch Petroleum Co. ..............        56,100      3,047,352
Shell Transport & Trading Co. PLC+ .....       244,337      1,819,705
Suncor Energy, Inc. ....................         5,847        211,010
TotalFinaElf SA, Class B+ ..............        15,602      2,404,071
Unocal Corp. ...........................         9,200        358,340
                                                         ------------
                                                           12,643,172
                                                         ------------

FINANCE -- 14.3%
BANKS -- 5.0%
Allied Irish Banks PLC (Dublin) ........        20,453        248,029
Allied Irish Banks PLC (London) ........         5,800         71,193
Banco Bradesco SA ......................         1,200         36,312
Banco Itau SA ..........................         2,300         92,230
Banco Popular Espanol SA+ ..............         3,399        127,829
Bank of America Corp. ..................         8,900        605,378
Bank of New York Co., Inc. .............        32,800      1,378,256
BNP Paribas+ ...........................        11,056        557,276
Charter One Financial, Inc. ............        11,000        343,420
Comerica, Inc. .........................        11,400        713,298

----------------
78

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
DBS Group Holdings, Ltd. ADR ...........        21,141   $    169,683
Den Danske Bank AS+ ....................        23,493        366,068
Dexia ..................................        14,217        214,363
Fifth Third Bancorp  ...................        13,700        924,476
J.P. Morgan Chase & Co. ................        26,300        937,595
Julius Baer Holding AG+ ................           810        259,181
Nordbanken AB ..........................        24,889        141,578
Overseas-Chinese Banking Corp., Ltd. ...        23,400        175,124
Royal Bank of Canada ...................         3,073        102,607
San Paolo-IMI SpA+ .....................        34,564        405,609
Societe Generale, Class A ..............         8,962        565,636
SunTrust Banks, Inc. ...................         3,500        233,555
Toronto-Dominion Bank ..................         9,782        267,987
U.S. Bancorp ...........................        48,100      1,085,617
UBS AG+ ................................           733         36,030
Uniao De Banco Brasilieros SA GDR ......         4,418        108,020
United Overseas Bank, Ltd. .............         8,000         65,945
Wachovia Corp. .........................         3,200        118,656
Wells Fargo & Co. ......................        35,300      1,743,820
Zions Bancorp ..........................         4,200        248,934

FINANCIAL SERVICES -- 6.2%
Acom Co., Ltd. .........................         3,500        211,633
Aiful Corp. ............................         1,100         60,459
American Express Co. ...................        10,400        425,984
Capital One Financial Corp. ............        10,400        664,040
Citigroup, Inc. ........................        98,401      4,872,818
Compagnie Financiere Richemont AG+ .....        21,773        500,863
Ford Motor Company Capital Trust II ....         2,300        129,352
Goldman Sachs Group, Inc. ..............         4,800        433,200
Grupo Financiaro BBVA+ .................       158,655        173,750
Household International, Inc. ..........        25,400      1,442,720
HSBC Holdings PLC ......................        12,698        146,826
Investor AB ............................        60,292        677,210
KPMG Consulting, Inc.+ .................        24,100        486,820
Lehman Brothers Holdings, Inc. .........         9,200        594,688
MBNA Corp. .............................        24,100        929,537
Merrill Lynch & Co., Inc. ..............        14,000        775,320
Morgan Stanley, Dean Witter & Co. ......        29,800      1,707,838
Nikko Cordial Corp. ....................        69,000        304,331
Orix Corp. .............................         2,500        187,356
Sun Life Financial Services of Canada,
 Inc. ..................................        17,264        373,279
Svenska Handelsbanken AB ...............        20,590        294,795

INSURANCE -- 3.1%
Abbey National PLC+ ....................        22,142        314,041
ACE, Ltd. ..............................        35,100      1,463,670
Allianz AG+ ............................         4,311      1,024,553
American International Group, Inc.# ....        12,185        879,026
CIGNA Corp. ............................         7,400        750,286
ING Groep NV+ ..........................        65,826      1,787,911
Muenchener Rueckversicherungs AG .......         3,918        974,026

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
XL Capital, Ltd., Class A ..............         6,800   $    634,780
                                                         ------------
                                                           35,564,817
                                                         ------------

HEALTHCARE -- 10.7%
DRUGS -- 7.0%
Allergan, Inc. .........................        12,600        814,590
Andrx Group+ ...........................         6,500        246,610
AstraZeneca Group PLC ..................        41,911      2,081,086
Bristol-Myers Squibb Co. ...............        29,200      1,182,308
Eli Lilly & Co. ........................         6,600        502,920
Fujisawa Pharmaceutical Co., Ltd. ......           400          8,776
Genzyme Corp.+ .........................         3,400        148,478
Gilead Sciences, Inc.+ .................         6,600        237,534
GlaxoSmithKline PLC+ ...................        51,838      1,220,939
King Pharmaceuticals, Inc.+ ............        10,500        367,605
Merck & Co., Inc. ......................        33,200      1,911,656
Novartis AG+ ...........................         6,827        268,095
Pfizer, Inc. ...........................       121,300      4,820,462
Pharmacia Corp. ........................        27,637      1,245,876
Sankyo Co., Ltd. .......................        10,000        152,674
Schering-Plough Corp. ..................        44,300      1,386,590
Shionogi & Co., Ltd. ...................         8,000        125,457
Wyeth ..................................         9,800        643,370

HEALTH SERVICES -- 1.0%
Anthem, Inc.+ ..........................         5,800        333,906
HCA, Inc. ..............................        16,600        731,728
Laboratory Corp. of America
 Holdings+ .............................         2,300        220,478
Olympus Optical Co.+ ...................         4,000         49,761
UnitedHealth Group, Inc. ...............        13,400      1,024,028
Wellpoint Health Networks, Inc., Class
 A+ ....................................         3,500        222,845

MEDICAL PRODUCTS -- 2.7%
Akzo Nobel NV+ .........................         8,890        414,821
Baxter International, Inc. .............         8,300        494,016
Johnson & Johnson ......................        35,700      2,318,715
McKesson HBOC, Inc. ....................        15,700        587,651
MedImmune, Inc.+ .......................         6,300        247,779
Medtronic, Inc. ........................        19,700        890,637
Sanofi-Synthelabo SA+ ..................        19,359      1,240,379
Synthes-Stratec ........................           163        106,925
Zimmer Holdings, Inc. + ................        10,700        364,335
                                                         ------------
                                                           26,613,030
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 5.4%
AEROSPACE & MILITARY TECHNOLOGY -- 0.8%
BAE SYSTEMS PLC+ .......................        33,875        161,597
Lockheed Martin Corp. ..................        27,200      1,566,176
Northrop Grumman Corp. .................         3,000        339,150

----------------
80

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES -- 1.5%
Applera Corp. ..........................         6,400   $    143,040
Cendant Corp.+ .........................        69,400      1,332,480
Convergys Corp.+ .......................         9,100        269,087
Electronic Data Systems Corp. ..........         7,400        429,126
Hays PLC ...............................        17,882         45,962
Securitas AB, Class B+ .................         7,139        141,445
SYSCO Corp. ............................         9,300        277,326
TNT Post Group NV ......................         8,038        166,750
Waste Management, Inc. .................        36,300        989,175

MACHINERY -- 0.5%
Ingersoll Rand Company, Ltd. ...........        15,000        750,300
Parker-Hannifin Corp. ..................         3,200        159,680
Sandvik AB+ ............................        10,021        238,158

MULTI-INDUSTRY -- 2.3%
Avery Dennison Corp. ...................         6,700        408,901
Bouygues SA+ ...........................        15,507        505,561
Cemex SA ...............................         6,400        189,056
Fomento Economico Mexicano SA, Class B
 ADR ...................................         3,100        146,165
General Electric Co. ...................        54,800      2,052,260
Smiths Group PLC+ ......................        18,556        214,297
Tyco International, Ltd. ...............        67,400      2,178,368

TRANSPORTATION -- 0.3%
Deutsche Post AG+ ......................        14,989        223,654
Peugoet SA+ ............................           970         47,795
Union Pacific Corp. ....................         7,900        490,906
                                                         ------------
                                                           13,466,415
                                                         ------------

INFORMATION & ENTERTAINMENT -- 4.7%
BROADCASTING & MEDIA -- 3.4%
AOL Time Warner, Inc.+ .................        13,300        314,545
ASATSU-DK, Inc. ........................         3,000         63,106
Comcast Corp., Class A+  ...............        17,800        566,040
EchoStar Communications Corp., Class
 A+ ....................................        27,400        775,968
Fuji Television Network, Inc. ..........            14         72,620
Grupo Televisa SA ADR+ .................         6,328        306,971
Havas Advertising SA+ ..................        17,397        156,447
Liberty Media Corp.+ ...................        41,500        524,560
Mediaset SpA+ ..........................         6,200         53,165
News Corp. Ltd. ADR ....................        23,097        655,493
Nippon Television Network Corp. ........           780        177,306
Publicis SA+ ...........................         3,887        131,496
Reed International PLC+ ................         8,100         78,549
Singapore Press Holdings, Ltd. .........        10,000        133,409
Societe Television Francaise ...........         8,680        269,460
The Walt Disney Co. ....................        88,200      2,035,656
United Business Media PLC ..............        23,709        206,284
Viacom, Inc., Class B+ .................        23,500      1,136,695
VNU NV+ ................................         3,317        105,109
WPP Group PLC+ .........................        54,784        625,660

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
ENTERTAINMENT PRODUCTS -- 0.6%
Canon, Inc. ............................        11,000   $    408,037
Fuji Photo Film Co., Ltd.+ .............         6,000        188,638
International Game Technology+ .........         4,200        261,744
Mattel, Inc. ...........................         9,400        195,896
Sony Corp.+ ............................         9,200        477,913

LEISURE & TOURISM -- 0.7%
Accor SA+ ..............................         7,213        288,847
Compass Group PLC+ .....................        29,070        194,560
Marriott International, Inc., Class
 A .....................................        12,800        575,360
McDonald's Corp. .......................        26,200        727,050
Singapore Airlines, Ltd. ...............         1,000          7,810
                                                         ------------
                                                           11,714,394
                                                         ------------

INFORMATION TECHNOLOGY -- 10.6%
COMMUNICATION EQUIPMENT -- 0.7%
Cisco Systems, Inc.+ ...................        72,500      1,227,425
Network Appliance, Inc.+ ...............         8,300        169,154
QUALCOMM, Inc.+ ........................         6,600        248,424

COMPUTER SERVICES -- 0.4%
Automatic Data Processing, Inc. ........         6,500        378,755
Computer Associates International,
 Inc. ..................................        14,600        319,594
Dixons Group PLC+ ......................        28,300        105,383
TietoEnator Oyj ........................         5,954        150,314

COMPUTERS & BUSINESS EQUIPMENT -- 2.1%
Compaq Computer Corp. ..................        47,000        491,150
Dell Computer Corp.+ ...................        37,500        979,125
Hewlett-Packard Co. ....................        62,400      1,119,456
International Business Machines
 Corp. .................................        20,000      2,080,000
Lexmark International, Inc.+ ...........         6,500        371,670
VERITAS Software Corp.+ ................         4,300        188,469

COMPUTER SOFTWARE -- 1.5%
BMC Software, Inc.+ ....................        22,200        431,790
Electronic Arts, Inc.+ .................         5,200        316,160
Microsoft Corp.+  ......................        38,500      2,321,935
Oracle Corp.+ ..........................        32,700        418,560
PeopleSoft, Inc.+ ......................         6,800        248,404

ELECTRONICS -- 3.5%
Advantest Corp.+ .......................         1,200         90,021
Broadcom Corp., Class A+ ...............         6,400        229,760
Eaton Corp. ............................         4,700        380,606
General Motors Corp., Class H+ .........             0              0
Intel Corp. ............................       110,700      3,366,387
Linear Technology Corp. ................        14,100        623,502
LSI Logic Corp.+ .......................         8,600        146,200
Matsushita Electric Works, Ltd. ........        18,000        137,068
Maxim Integrated Products, Inc.+ .......        11,600        646,236
Nintendo Co., Ltd.+ ....................         1,900        279,338

----------------
82

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Novellus Systems, Inc.+ ................         4,800   $    259,872
PMC-Sierra, Inc.+ ......................         6,600        107,448
Rohm Co., Ltd. .........................         2,000        300,072
Samsung Electronic* ....................            20          2,743
Samsung Electronics, Ltd. GDR* .........        13,266      1,819,432
Sanmina Corp.+ .........................        19,000        223,250
Solectron Corp.+  ......................        29,100        226,980

INTERNET CONTENT -- 0.1%
eBay, Inc.+ ............................         2,500        141,600

TELECOMMUNICATIONS -- 2.3%
Korea Telecom Corp. ADR ................        20,446        490,295
Motorola, Inc. .........................        26,700        379,140
NTT DoCoMo, Inc.+ ......................           122        331,134
NTT DoCoMo, Inc.(2) ....................           488      1,324,537
SK Telecom Co., Ltd ADR ................        10,663        262,310
Telefonaktiebolaget LM Ericsson AB,
 Series B ..............................       121,740        514,097
Verizon Communications, Inc. ...........        23,800      1,086,470
Vodafone Group PLC+ ....................       760,075      1,404,345
                                                         ------------
                                                           26,338,611
                                                         ------------

MATERIALS -- 2.2%
CHEMICALS -- 0.9%
Aventis SA .............................         5,529        381,211
BASF AG+ ...............................         9,312        377,685
Ciba Specialty Chemicals AG ............         4,631        349,833
Dow Chemical Co. .......................        12,100        395,912
PPG Industries, Inc. ...................         9,000        494,190
Syngenta AG ............................         1,200         73,197

FOREST PRODUCTS -- 0.5%
Abitibi-Consolidated, Inc. .............        34,500        308,558
International Paper Co. ................        10,100        434,401
Smurfit-Stone Container Corp.+ .........        17,200        294,808
Stora Enso Oyj, Class R+ ...............        17,943        226,494

METALS & MINERALS -- 0.8%
Alcoa, Inc. ............................         5,100        192,474
BHP Billiton PLC .......................        38,755        220,887
BHP Billiton, Ltd.+ ....................        50,800        309,047
BOC Group PLC+ .........................         9,532        144,559
Companhia Vale Do Rio Doce+ ............         3,600         98,604
Companhia Vale do Rio Doce ADR .........         3,700         98,050
Lafarge SA+ ............................         4,625        412,695
Pohang Iron & Steel Co., Ltd. ADR ......         8,810        230,381
Rio Tinto PLC+ .........................         6,839        135,174
Rio Tinto, Ltd. ........................         8,859        178,183
                                                         ------------
                                                            5,356,343
                                                         ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
REAL ESTATE -- 0.3%
REAL ESTATE COMPANIES -- 0.2%
Cheung Kong (Holdings), Ltd.+ ..........        56,500   $    505,257

REAL ESTATE INVESTMENT TRUSTS -- 0.1%
Boston Properties, Inc. ................         8,600        339,270
                                                         ------------
                                                              844,527
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 0.7%
Fannie Mae .............................         6,400        511,232
Freddie Mac ............................        21,100      1,337,107
                                                         ------------
                                                            1,848,339
                                                         ------------

UTILITIES -- 3.8%
ELECTRIC UTILITIES -- 1.9%
Cinergy Corp. ..........................        10,800        386,100
Companhia Paranaense de Energia -
 Copel .................................         7,100         55,380
Entergy Corp. ..........................        13,500        586,035
FirstEnergy Corp. ......................        10,100        349,258
FPL Group, Inc. ........................         3,900        232,245
Hong Kong Electric Holdings, Ltd. ......        58,000        219,366
Korea Electric Power Corp. ADR .........        33,687        355,061
NiSource, Inc. .........................        14,000        321,300
Pacific Gas & Electric Corp.+ ..........        14,100        332,196
PPL Corp. ..............................         7,400        293,114
Progress Energy, Inc. ..................        10,400        520,416
Reliant Energy, Inc. ...................        23,000        593,170
Scottish Power PLC+ ....................        67,300        344,528

GAS & PIPELINE UTILITIES -- 0.3%
Dynegy, Inc., Class A ..................        19,200        556,800
Hong Kong & China Gas Co., Ltd. ........        63,000         87,233
Tokyo Gas Co., Ltd. ....................        62,000        150,051

TELEPHONE -- 1.6%
BellSouth Corp. ........................        11,800        434,948
Portugal Telecom AG  ...................        11,260         83,614
Qwest Communications International,
 Inc. ..................................        23,400        192,348
SBC Communications, Inc.+  .............        40,100      1,501,344
Sprint Corp.-FON Group .................        23,400        357,786
Sprint Corp.-PCS Group+ ................        30,200        310,758
Tele Danmark AS ........................         5,739        184,229
Telecom Italia Mobile SpA+ .............        29,988        145,150
Telecom Italia SpA+ ....................        55,125        302,331
Telefonos de Mexico SA ADR .............        12,916        521,677
                                                         ------------
                                                            9,416,438
                                                         ------------
TOTAL COMMON STOCK (cost $168,562,713)                    168,651,550
                                                         ------------

----------------
84

PREFERRED STOCK -- 0.0%
                                                 SHARES      VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY
AUTOMOTIVE
General Motors Corp.Senior Debenture
 Convertible Series B (cost $60,000)             2,400   $     65,592
                                                         ------------

BONDS & NOTES -- 17.8%                      PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.1%
FINANCIAL SERVICES
Asset Backed Securities Corp. 6.50%
 2032(1) ...............................  $    923,000         95,500
Home Equity Mortgage Loan Asset Backed
 Trust 5.00% 2004 ......................       591,000         42,819
                                                         ------------
                                                              138,319
                                                         ------------

CONSUMER DISCRETIONARY -- 0.1%
AUTOMOTIVE -- 0.1%
Ford Motor Co. 6.63% 2028 ..............       130,000        106,660

RETAIL -- 0.0%
Bowater Canada Finance Corp 7.95%
 2011 ..................................        55,000         55,874
Tiaa Retail Commercial Mortgage Trust
 7.17% 2032* ...........................           625            649
                                                         ------------
                                                              163,183
                                                         ------------

CONSUMER STAPLES -- 0.0%
FOOD, BEVERAGE & TOBACCO
Anheuser-Busch Cos., Inc. 7.55% 2030 ...        90,000         99,833
                                                         ------------

ENERGY -- 0.6%
ENERGY SERVICES -- 0.3%
Consolidated Natural Gas Co. 5.38%
 2006 ..................................       125,000        121,064
Firstenegy Corp. 5.50% 2006 ............       180,000        169,004
Transocean, Inc. 6.63% 2011 ............       190,000        185,145
TXU Corp. 6.38% 2006 ...................       270,000        269,017

ENERGY SOURCES -- 0.3%
Amerada Hess Corp. 5.90% 2006 ..........       225,000        222,838
Conoco Funding Co. 5.45% 2006 ..........       210,000        208,404
Duke Energy Co. 6.25% 2012 .............        90,000         88,039
Transcontinental Gas Pipe Line 7.00%
 2011 ..................................        70,000         63,968
Union Pacific Resources Group, Inc.
 7.30% 2009 ............................       185,000        191,528
                                                         ------------
                                                            1,519,007
                                                         ------------

FINANCE -- 3.4%
BANKS -- 0.6%
Bank of America Corp. 6.88% 2005 .......        45,000         47,192
Bank of America Corp. 7.40% 2011 .......       460,000        486,017
Bank One Corp. 6.00% 2008 ..............        35,000         34,754
Bankboston NA 6.38% 2008 ...............        60,000         59,884
Citicorp, Series F 6.38% 2008 ..........        40,000         40,320
J.P. Morgan Chase & Co. 5.35% 2007 .....        95,000         92,860
J.P. Morgan Chase & Co. 6.75% 2011 .....       100,000        100,112
Merita Bank, Ltd. 6.50% 2006 ...........        10,000         10,305

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
National City Bank 6.25% 2011 ..........  $    215,000   $    210,816
Norwest Corp., Series J 6.75% 2027 .....        25,000         23,755
Wachovia Corp. 4.95% 2006 ..............        20,000         19,427
Wachovia Corp. 7.95% 2029 ..............       180,000        182,689
Wells Fargo & Co. 5.90% 2006 ...........       195,000        198,178

FINANCIAL SERVICES -- 2.7%
Ameriquest Mortgage Securities, Inc.
 6.50% 2004(1) .........................       622,000         64,379
Associates Corp. NA 6.50% 2002 .........       240,000        243,010
Banc Of America Commercial Mortgage,
 Inc. 0.801% 2035*(1) ..................     2,229,883         97,993
Bayview Financial Asset Trust 3.25%
 2032*(1) ..............................       136,224        135,798
CIT Group, Inc. 7.75% 2012 .............       105,000        104,010
Citigroup, Inc. 6.63% 2028 .............         5,000          4,817
Commercial Mortgage Acceptance Corp.
 6.53% 2007(1) .........................       200,000        205,320
Conseco Finance Recreational 5.00%
 2025(1) ...............................       887,952         71,628
Conseco Finance Securitizations Corp.
 7.36% 2033(1) .........................       140,000        136,374
Conseco Finance Securitizations Corp.
 7.25% 2032(1) .........................     1,000,000        109,219
Conseco Finance Securitizations Corp.
 2.50% 2032(1) .........................     1,017,333         80,632
Conseco Finance Securitizations Corp.
 6.91% 2033 ............................       195,000        187,480
Conseco Finance Securitizations Corp.
 7.96% 2032 ............................       180,000        190,226
Conseco Finance Securitizations Corp.
 8.31% 2032 ............................       440,000        447,009
Credit Suisse First Boston Mortgage
 0.645% 2018(1) ........................     2,528,948        102,541
Credit Suisse First Boston Mortgage
 1.12% 2034*(1) ........................       847,506         61,312
Credit Suisse First Boston Mortgage
 3.86% 2032(1) .........................       285,000         44,442
Credit Suisse First Boston Mortgage
 7.50% 2031(1) .........................       301,496         17,805
Daimler Chrysler NA Holding Corp. 7.30%
 2012 ..................................       160,000        160,796
FFCA Secured Lending Corp. 7.77%
 2019*(1) ..............................       365,000        385,648
Ford Motor Credit Co. 5.80% 2009 .......        70,000         63,067
Ford Motor Credit Co. 6.50% 2007 .......       240,000        233,218
GE Capital Commercial Mortgage Corp.
 0.792% 2038(1) ........................     2,364,938        100,510
General Motors Acceptance Corp. 6.88%
 2011 ..................................       155,000        150,951
General Motors Acceptance Corp. 6.13%
 2006 ..................................       110,000        108,539
GMAC Commercial Mortgage Security, Inc.
 0.609% 2034(1) ........................     2,578,251         93,462
Goldman Sachs Group, Inc. 6.88% 2011 ...       105,000        106,186
Granite Mortgages PLC 3.15% 2041(1) ....       125,000        125,000
Holmes Financing PLC 3.03% 2040(1) .....       270,000        269,747
Household Finance Corp. 8.00% 2005 .....       115,000        121,057
LB UBS Commercial Mortgage Trust 0.362%
 2034* .................................     3,574,786         79,817
LB UBS Commercial Mortgage Trust 0.83%
 2033*(1) ..............................     2,544,570         98,642
LB UBS Commercial Mortgage Trust 7.95%
 2009(1) ...............................       699,218        720,058
Lehman ABS Manufactured Housing 6.47%
 2028(1) ...............................       195,000        181,681
Mid State Trust 7.54% 2026(1) ..........        39,105         36,453
Morgan Stanley Dean Witter Capital 3.31%
 2013* .................................        99,986         99,353
Morgan Stanley Dean Witter Capital 4.75%
 2032(1) ...............................        35,000         35,246
Morgan Stanley Dean Witter Capital 4.30%
 2031 ..................................        25,000         24,668
Nisource Finance Corp. 7.88% 2010 ......        50,000         47,932
Oakwood Mortgage Investors, Inc. 6.00%
 2009 ..................................       265,000         61,198
PNC Funding Corp. 5.75% 2006 ...........       155,000        154,372
PNC Mortgage Acceptance Corp. 0.697%
 2034* .................................     2,225,423         90,250
PP&L Capital Funding, Inc. 7.75%
 2002 ..................................       225,000        228,332
Qwest Capital Funding, Inc. 7.25%
 2011 ..................................        80,000         64,777
Residential Asset Mortgage Products,
 Inc. 5.50% 2004(1) ....................       515,000         48,637

----------------
86

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Residential Funding Mortgage Securities
 II 7.25% 2003 .........................  $    134,903   $     15,535
Saco I Trust 8.00% 2004* ...............       227,760         33,132
Structured Asset Securities Corp. 6.00%
 2004-2032(1) ..........................     1,573,000        117,276
Structured Asset Securities Corp. 2.95%
 2032 ..................................        45,000         44,455
Verizon Global Funding Corp. 7.75%
 2030 ..................................       125,000        130,370

INSURANCE -- 0.1%
St. Paul Cos, Inc. 5.75% 2007 ..........       160,000        158,355
Washington Mutual, Inc. 5.63% 2007 .....       185,000        181,485
                                                         ------------
                                                            8,380,509
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 0.7%
AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
Lockheed Martin Corp. 8.50% 2029 .......       155,000        180,342
Raytheon Co. 6.75% 2007 ................       175,000        176,670
Raytheon Co. 8.30% 2010 ................        45,000         48,756

BUSINESS SERVICES -- 0.1%
Unilever Capital 7.13% 2010 ............       315,000        333,472

MACHINERY -- 0.1%
Caterpillar, Inc. 6.55% 2011 ...........       200,000        201,882

MULTI-INDUSTRY -- 0.1%
Greenpoint Credit LLC 7.59% 2028 .......       175,000        182,783

TRANSPORTATION -- 0.2%
Burlington Northern Santa Fe Corp. 7.95%
 2030 ..................................       100,000        109,442
Canadian National Railway Co. 7.38%
 2031 ..................................        95,000         98,159
Norfolk Southern Corp. 6.75% 2011 ......       195,000        196,642
Union Pacific Corp. 6.65% 2011 .........       180,000        180,592
                                                         ------------
                                                            1,708,740
                                                         ------------

INFORMATION & ENTERTAINMENT -- 0.2%
BROADCASTING & MEDIA -- 0.1%
AOL Time Warner, Inc. 7.63% 2031 .......       125,000        123,954
News America Holdings, Inc. 7.70%
 2025 ..................................       195,000        184,569

LEISURE & TOURISM -- 0.1%
Host Marriott Pool Trust 7.73% 2015* ...       100,000        107,202
                                                         ------------
                                                              415,725
                                                         ------------

INFORMATION TECHNOLOGY -- 0.2%
COMPUTERS & BUSINESS EQUIPMENT -- 0.1%
Xerox Equipment Lease Owner Trust 3.86%
 2008* .................................       128,112        127,711

TELECOMMUNICATIONS -- 0.1%
British Telecommunications PLC 8.63%
 2030 ..................................       220,000        250,050
France Telecom SA 7.75% 2011(3) ........        80,000         81,744
                                                         ------------
                                                              459,505
                                                         ------------

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
MATERIALS -- 0.2%
FOREST PRODUCTS -- 0.1%
International Paper Co. 8.13% 2005 .....  $    115,000   $    122,087
Weyerhaeuser Co. 6.75% 2012* ...........       165,000        162,060

METALS & MINERALS -- 0.1%
Alcoa, Inc. 6.75% 2028 .................       160,000        155,866
Oakwood Mortgage Investors, Inc. 6.00%
 2010 ..................................       210,000         49,443
Oakwood Mortgage Investors, Inc. 8.50%
 2026 ..................................        50,000         44,022
                                                         ------------
                                                              533,478
                                                         ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.1%
FOREIGN GOVERNMENT
Province of Ontario 5.50% 2008 .........       300,000        296,268
                                                         ------------

REAL ESTATE -- 0.1%
REAL ESTATE COMPANIES -- 0.0%
EOP Operating LP 7.00% 2011 ............       125,000        124,471

REAL ESTATE INVESTMENT TRUSTS -- 0.1%
GGP Mall Properties Trust 4.10%
 2014*(1) ..............................       198,910        198,910
                                                         ------------
                                                              323,381
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 11.4%
Federal Home Loan Mortgage Corp. 5.00%
 2003 ..................................       835,000         37,771
Federal Home Loan Mortgage Corp. 5.50%
 2004(1) ...............................       351,000         27,861
Federal Home Loan Mortgage Corp. 6.00%
 2004 ..................................       745,000         73,161
Federal Home Loan Mortgage Corp. 7.50%
 2029 ..................................       491,351        510,543
Federal Home Loan Mortgage Corp. 8.50%
 2028 ..................................        43,150         46,184
Federal National Mortgage Association
 2041(4) ...............................       139,852         91,637
Federal National Mortgage Association
 2028 - 2041(4) ........................       174,358        114,362
Federal National Mortgage Association
 0.428% 2031 ...........................     1,881,017         26,158
Federal National Mortgage Association
 0.446% 2041 ...........................    10,556,000        152,154
Federal National Mortgage Association
 0.571% 2041 ...........................     2,012,219         37,100
Federal National Mortgage Association
 0.58% 2041 ............................     3,337,626         54,758
Federal National Mortgage Association
 6.00% TBA .............................       151,000        146,281
Federal National Mortgage Association
 6.00% 2014 ............................        45,567         45,710
Federal National Mortgage Association
 6.00% 2016 ............................       194,147        193,419
Federal National Mortgage Association
 6.00% 2017 ............................     1,209,993      1,205,456
Federal National Mortgage Association
 6.50% TBA .............................     5,451,026      5,422,081
Federal National Mortgage Association
 6.50% 2016 ............................       573,298        582,791
Federal National Mortgage Association
 6.50% 2017 ............................     1,333,138      1,355,215
Federal National Mortgage Association
 6.50% 2030 ............................       219,409        218,654
Federal National Mortgage Association
 6.58% 2031 ............................       477,919        493,537
Federal National Mortgage Association
 7.00% TBA .............................     2,798,000      2,884,252
Federal National Mortgage Association
 7.00% 2032 ............................        28,002         28,536
Federal National Mortgage Association
 7.25% 2010 - 2030 .....................       690,000        749,135
Federal National Mortgage Association
 7.50% 2008 - 2041 .....................     1,897,340      1,966,291
Federal National Mortgage Association
 8.00% 2025 ............................       166,041        176,366
Federal National Mortgage Association
 9.00% 2024 - 2026 .....................       106,556        112,710
Government National Mortgage Association
 6.50% 2028 - 2031 .....................     1,315,572      1,310,863
Government National Mortgage Association
 7.00% 2025 - 2028 .....................        83,475         85,326
Government National Mortgage Association
 7.50% 2023 - 2030 .....................       117,059        121,939

----------------
88

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Government National Mortgage Association
 8.00% 2022 - 2024 .....................  $    592,538   $    631,131
Government National Mortgage Association
 9.00% 2029 ............................       142,722        155,403
Government National Mortgage Association
 9.50% 2017 ............................        28,577         31,644
United States Treasury Bonds 5.25%
 2029 ..................................       155,000        139,354
United States Treasury Bonds 5.38%
 2031 ..................................     1,310,000      1,229,553
United States Treasury Bonds 6.00%
 2026 ..................................       195,000        193,842
United States Treasury Bonds 6.50%
 2026 ..................................       200,000        211,406
United States Treasury Bonds 8.00%
 2021 ..................................       195,000        238,814
United States Treasury Notes 3.50%
 2006 ..................................     6,259,000      5,919,637
United States Treasury Notes 3.63%
 2004 ..................................       790,000        788,515
United States Treasury Notes 4.88%
 2012 ..................................       645,000        618,794
                                                         ------------
                                                           28,428,344
                                                         ------------

UTILITIES -- 0.7%
ELECTRIC UTILITIES -- 0.3%
Consumers Energy Co. 6.00% 2005 ........       120,000        119,998
Dominion Resources, Inc. 7.63% 2005 ....       200,000        210,634
Exelon Corp. 6.75% 2011 ................       190,000        188,579
NRG Northeast Generating LLC 8.07%
 2004 ..................................        67,500         67,908

GAS & PIPELINE UTILITIES -- 0.1%
CMS Panhandle Holding Co. 6.13% 2004 ...        60,000         60,711
Kinder Morgan, Inc. 6.45% 2003 .........       150,000        152,775
Williams Cos, Inc. 8.13% 2012* .........        95,000         96,042

TELEPHONE -- 0.3%
AT&T Corp. 6.00% 2009 ..................       110,000        101,682
Qwest Capital Funding, Inc. 7.75%
 2006 ..................................        40,000         34,014
Qwest Capital Funding, Inc. 7.90%
 2010 ..................................       105,000         87,915
Qwest Corp. 8.88% 2012* ................        40,000         39,001
Sprint Capital Corp. 7.13% 2006 ........        80,000         76,904
Sprint Capital Corp. 8.38% 2012* .......       130,000        127,951
Tyco International Group SA 6.38%
 2011 ..................................       120,000        104,519
WorldCom, Inc. 6.40% 2005 ..............        70,000         61,178
WorldCom, Inc. 7.50% 2011 ..............       150,000        123,510
                                                         ------------
                                                            1,653,321
                                                         ------------
TOTAL BONDS & NOTES (cost $44,493,259)                     44,119,613
                                                         ------------

WARRANTS+ -- 0.0%
                                             SHARES
----------------------------------------------------------------------
FINANCE
BANKS
Inforsys 07/02/16 (cost $78,351)........         1,000         76,810
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
 $213,194,323)..........................                  212,913,565
                                                         ------------

                                                                ----------------

SHORT-TERM SECURITIES -- 12.3%              PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
COMMERCIAL PAPER -- 6.0%
Corporate Recievables Corp. 0.141% due
 4/11/02 ...............................  $  5,000,000   $  4,997,472
Jupiter Section 0.143% due 4/9/02@ .....     2,100,000      2,099,146
Windmill Funding Corp. 0.02% due
 4/1/02 ................................     7,852,000      7,852,000
                                                         ------------
TOTAL COMMERCIAL PAPER (cost
 $14,948,618)...........................                   14,948,618
                                                         ------------
CORPORATE SHORT-TERM NOTES -- 1.3%
Sheffield Receivables Corp. 0.147% due
 4/10/02 (cost $3,298,490)                   3,300,000      3,298,490
                                                         ------------
U.S. GOVERNMENT & AGENCIES -- 5.0%
Federal Home Loan Mortgage Discount
 Notes 1.77% due 4/2/02 ................     9,000,000      8,999,558
United States Treasury Bills 1.77% due
 6/13/02@ ..............................     3,330,000      3,318,252
                                                         ------------
TOTAL U.S. GOVERNMENT & AGENCIES (cost
 $12,318,044)...........................                   12,317,810
                                                         ------------
TOTAL SHORT-TERM SECURITIES (cost
 $30,565,152)...........................                   30,564,918
                                                         ------------

REPURCHASE AGREEMENT -- 7.5%
----------------------------------------------------------------------
REPURCHASE AGREEMENT
Agreement with J.P. Morgan, bearing
 interest at 1.19%, dated 3/28/02, to be
 repurchased 4/01/02 in the amount of
 $18,598,946 and collateralized by
 $19,255,000 of Federal Home Loan
 Mortgage, bearing interest at 3.87%,
 due 2/15/05 and having an approximate
 value of $18,921,889 (cost
 $18,595,000) ..........................    18,595,000     18,595,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $262,354,475)                           105.4%  262,073,483
Liabilities in excess of other assets --         (5.4)  (13,337,217)
                                           ----------  ------------
NET ASSETS--                                    100.0% $248,736,266
                                           ==========  ============

-------------
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt
TBA -- Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
#  Security represents an investment in an affiliated company
+   Non-income producing securities
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
(1) Fair valued security -- See Note 2.
(2) When-issued security
(3) Security is a "step up" bond where the coupon rate increases or steps up at a predetermined rate.
(4) Represents a zero coupon bond which will convert to an interest bearing security at a later date.
@ The security or a portion thereof represents collateral for the following open future contracts:

OPEN FUTURES CONTRACTS
----------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
      NUMBER OF                                 EXPIRATION    VALUE AT      VALUE AS OF     APPRECIATION/
      CONTRACTS         DESCRIPTION                DATE      TRADE DATE    MARCH 31, 2002    DEPRECIATION
----------------------------------------------------------------------------------------------------------
      114 Short         DJ Euro STOXX 50 Index  June 2002    $ 3,683,462    $ 3,705,649     $      (22,187)
      73 Short          90 Day Euro$ Index      June 2002     17,792,459     17,788,275              4,184
       12 Long          S&P 500 Index           June 2002      3,438,043      3,447,600              9,557
      50 Short          FTSE 100 Index          June 2002      3,761,292      3,761,524               (232)
       45 Long          Russell 2000 Index      June 2002     11,211,579     11,418,750            207,171
       85 Long          S&P 500 Index           June 2002     24,860,095     24,420,500           (439,595)
       97 Long          US Treasury 10 Yr Note  June 2002      9,996,184      9,936,680            (59,504)
                                                                                            --------------
                                                                                            $     (300,606)
                                                                                            ==============

See Notes to Financial Statements.

----------------
90

------------------

SEASONS SERIES TRUST
STOCK PORTFOLIO                           INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 99.9%
                                                                   SHARES        VALUE
------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 10.2%
AUTOMOTIVE -- 0.9%
Harley-Davidson, Inc. ......................................         33,300   $  1,835,829
RETAIL -- 9.3%
Best Buy Co., Inc.+ ........................................         11,800        934,560
Gap, Inc. ..................................................         42,500        639,200
Home Depot, Inc. ...........................................         74,400      3,616,584
Industria de Diseno Textil SA (Inditex) ....................         54,100      1,014,935
Kohl's Corp.+ ..............................................          7,200        512,280
Koninklijke Ahold NV+ ......................................         78,800      2,063,468
Safeway, Inc.+ .............................................         31,700      1,427,134
Target Corp. ...............................................         76,700      3,307,304
Wal-Mart de Mexico SA de CV ADR+ ...........................         27,400        899,879
Wal-Mart de Mexico SA de CV, Class V+ ......................        192,000        630,591
Wal-Mart Stores, Inc. ......................................         35,900      2,200,311
Walgreen Co. ...............................................         41,300      1,618,547
                                                                              ------------
                                                                                20,700,622
                                                                              ------------
CONSUMER STAPLES -- 4.2%
FOOD, BEVERAGE & TOBACCO -- 3.6%
Coca-Cola Co. ..............................................         34,700      1,813,422
General Mills, Inc. ........................................         15,600        762,060
PepsiCo, Inc. ..............................................         33,700      1,735,550
Philip Morris Cos., Inc. ...................................         57,600      3,033,792
HOUSEHOLD PRODUCTS -- 0.6%
Colgate-Palmolive Co. ......................................         21,700      1,240,155
                                                                              ------------
                                                                                 8,584,979
                                                                              ------------
ENERGY -- 3.6%
ENERGY SERVICES -- 1.7%
Baker Hughes, Inc. .........................................         39,600      1,514,700
ChevronTexaco Corp. ........................................         21,800      1,967,886
ENERGY SOURCES -- 1.9%
Exxon Mobil Corp. ..........................................         57,534      2,521,715
Royal Dutch Petroleum Co. ..................................         22,800      1,238,496
                                                                              ------------
                                                                                 7,242,797
                                                                              ------------
FINANCE -- 18.2%
BANKS -- 3.4%
Bank of New York Co., Inc. .................................         23,500        987,470
Fifth Third Bancorp ........................................         19,700      1,329,356
Northern Trust Corp. .......................................         16,300        979,793
State Street Corp. .........................................         15,800        875,004
U.S. Bancorp ...............................................         90,500      2,042,585
Wells Fargo & Co. ..........................................         16,100        795,340

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                   SHARES        VALUE
------------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES -- 9.2%
Capital One Financial Corp. ................................         14,900   $    951,365
Citigroup, Inc. ............................................        175,435      8,687,541
Concord EFS, Inc.+ .........................................         93,400      3,105,550
Goldman Sachs Group, Inc. ..................................          5,300        478,325
Mellon Financial Corp. .....................................         44,100      1,701,819
Merrill Lynch & Co., Inc. ..................................         39,700      2,198,586
Morgan Stanley, Dean Witter & Co. ..........................         27,100      1,553,101
INSURANCE -- 2.9%
ACE, Ltd. ..................................................         44,200      1,843,140
Fairfax Financial Holdings, Ltd. ...........................          5,765        596,111
Hartford Financial Services Group, Inc. ....................         27,500      1,873,300
Progressive Corp. ..........................................          4,500        749,790
XL Capital, Ltd., Class A ..................................          9,600        896,160
REGISTERED INVESTMENT COMPANIES -- 2.7%
T. Rowe Price Reserve Investment Fund ......................      5,452,958      5,452,958
                                                                              ------------
                                                                                37,097,294
                                                                              ------------
HEALTHCARE -- 19.9%
DRUGS -- 8.3%
Abbott Laboratories, Inc. ..................................         28,500      1,499,100
Allergan, Inc. .............................................         19,300      1,247,745
Amgen, Inc.+ ...............................................         14,600        871,328
Bristol-Myers Squibb Co. ...................................         15,000        607,350
Pfizer, Inc. ...............................................        163,750      6,507,425
Pharmacia Corp. ............................................         25,279      1,139,577
Schering-Plough Corp. ......................................         28,400        888,920
Wyeth ......................................................         63,100      4,142,515
HEALTH SERVICES -- 5.2%
HCA, Inc. ..................................................         40,700      1,794,056
Laboratory Corp. of America Holdings+ ......................         11,800      1,131,148
UnitedHealth Group, Inc. ...................................         70,200      5,364,684
Wellpoint Health Networks, Inc., Class A+ ..................         36,000      2,292,120
MEDICAL PRODUCTS -- 6.4%
AmerisourceBergen Corp. ....................................         22,500      1,536,750
Baxter International, Inc. .................................         38,600      2,297,472
Biovail Corp.+ .............................................         18,300        914,634
Cardinal Health, Inc. ......................................         22,100      1,566,669
Johnson & Johnson ..........................................         54,800      3,559,260
MedImmune, Inc.+ ...........................................         39,500      1,553,535
Sanofi-Synthelabo SA+ ......................................         26,100      1,672,292
                                                                              ------------
                                                                                40,586,580
                                                                              ------------
INDUSTRIAL & COMMERCIAL -- 12.9%
BUSINESS SERVICES -- 7.6%
Apollo Group, Inc., Class A+ ...............................         27,700      1,483,335
Cendant Corp.+ .............................................        133,900      2,570,880
Convergys Corp.+ ...........................................         40,000      1,182,800
Electronic Data Systems Corp. ..............................         23,300      1,351,167
First Data Corp. ...........................................         61,000      5,322,250
Hutchison Whampoa, Ltd.+ ...................................         99,230        874,651
Securitas AB, Class B+ .....................................         55,100      1,091,694

----------------
92

COMMON STOCK (CONTINUED)
                                                                   SHARES        VALUE
------------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
SYSCO Corp. ................................................         31,200   $    930,384
Waters Corp.+ ..............................................         24,000        671,280
MULTI-INDUSTRY -- 4.8%
Berkshire Hathaway, Inc., Class A+ .........................             11        782,100
General Electric Co. .......................................        117,400      4,396,630
Honeywell International, Inc. ..............................         30,700      1,174,889
Tyco International, Ltd. ...................................        107,492      3,474,142
TRANSPORTATION -- 0.5%
United Parcel Service, Inc., Class B .......................         14,800        899,840
                                                                              ------------
                                                                                26,206,042
                                                                              ------------
INFORMATION & ENTERTAINMENT -- 10.0%
BROADCASTING & MEDIA -- 9.1%
AOL Time Warner, Inc.+ .....................................         93,300      2,206,545
Clear Channel Communications, Inc.+ ........................         42,800      2,200,348
Comcast Corp., Class A+ ....................................         49,100      1,561,380
Liberty Media Corp.+ .......................................        187,300      2,367,472
Omnicom Group, Inc. ........................................         23,400      2,208,960
The Walt Disney Co. ........................................         30,000        692,400
Univision Communications, Inc., Class A+ ...................         28,900      1,213,800
USA Networks, Inc.+ ........................................         24,700        784,719
Viacom, Inc., Class B+ .....................................         86,041      4,161,803
WPP Group PLC+ .............................................         99,500      1,136,338
ENTERTAINMENT PRODUCTS -- 0.5%
Sony Corp.+ ................................................         19,000        986,995
LEISURE & TOURISM -- 0.4%
MGM Mirage, Inc.+ ..........................................         11,600        420,268
Starwood Hotels & Resorts Worldwide, Inc. ..................         13,100        492,691
                                                                              ------------
                                                                                20,433,719
                                                                              ------------
INFORMATION TECHNOLOGY -- 15.4%
COMMUNICATION EQUIPMENT -- 1.7%
Cisco Systems, Inc.+ .......................................        153,700      2,602,141
QUALCOMM, Inc.+ ............................................         22,900        861,956
COMPUTER SERVICES -- 2.6%
Affiliated Computer Services, Inc., Class A+ ...............         50,600      2,840,178
Automatic Data Processing, Inc. ............................         29,300      1,707,311
VeriSign, Inc.+ ............................................         25,100        677,700
COMPUTERS & BUSINESS EQUIPMENT -- 1.6%
Dell Computer Corp.+ .......................................         58,600      1,530,046
Lexmark International, Inc.+ ...............................         15,000        857,700
VERITAS Software Corp.+ ....................................         21,600        946,728
COMPUTER SOFTWARE -- 3.4%
Adobe Systems, Inc. ........................................         22,100        890,409
Electronic Arts, Inc.+ .....................................         16,900      1,027,520
Microsoft Corp.+ ...........................................         65,800      3,968,398
Oracle Corp.+ ..............................................         65,300        835,840
Siebel Systems, Inc.+ ......................................          8,900        290,229

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                   SHARES        VALUE
------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS -- 3.9%
Analog Devices, Inc.+ ......................................         22,000   $    990,880
Applied Materials, Inc.+ ...................................         11,000        596,970
Flextronics International, Ltd.+ ...........................         82,700      1,509,275
Intel Corp. ................................................         54,700      1,663,427
Intersil Holding Corp.+ ....................................         22,000        623,700
Maxim Integrated Products, Inc.+ ...........................         21,200      1,181,052
Samsung Electronics Co. Ltd. ...............................          5,100      1,379,160

TELECOMMUNICATIONS -- 2.2%
Nokia Corp. ADR ............................................         19,600        406,504
NTT DoCoMo, Inc.+ ..........................................             55        149,282
NTT DoCoMo, Inc.(1) ........................................            220        597,127
Vodafone Group PLC+ ........................................      1,545,866      2,856,205
Vodafone Group PLC ADR .....................................         19,400        357,542
                                                                              ------------
                                                                                31,347,280
                                                                              ------------

U.S. GOVERNMENT & AGENCIES -- 4.6%
Fannie Mae .................................................         31,000      2,476,280
Freddie Mac ................................................        108,400      6,869,308
                                                                              ------------
                                                                                 9,345,588
                                                                              ------------

UTILITIES -- 0.9%
GAS & PIPELINE UTILITIES -- 0.6%
El Paso Corp. ..............................................         30,100      1,325,303

TELEPHONE -- 0.3%
WorldCom, Inc.+ ............................................         88,521        596,632
                                                                              ------------
                                                                                 1,921,935
                                                                              ------------
TOTAL COMMON STOCK (cost $192,874,961)......................                   203,466,836
                                                                              ------------

PREFERRED STOCK -- 0.2%
------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO
Companhia de Bebidas das Americas (Ambev) (cost
 $513,714) .................................................      2,500,000        489,436
                                                                              ------------

TOTAL INVESTMENTS --
  (cost $193,388,675)                                                  100.1%   203,956,272
Liabilities in excess of other assets --                                (0.1)      (195,259)
                                                                       -----   ------------
NET ASSETS --                                                          100.0%  $203,761,013
                                                                       =====   ============

-------------
+   Non-income producing securities
ADR -- American Depository Receipt
(1) When-issued security
See Notes to Financial Statements

----------------
94

------------------

SEASONS SERIES TRUST
LARGE CAP
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 94.0%
                                                           SHARES           VALUE
--------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.3%
APPAREL & TEXTILES -- 0.1%
Cintas Corp. .........................................           626    $      31,212

AUTOMOTIVE -- 0.3%
AutoZone, Inc.+ ......................................           398           27,402
Ford Motor Co. .......................................         3,243           53,477
General Motors Corp. .................................         1,101           66,556
Harley-Davidson, Inc. ................................         1,130           62,297

HOUSING -- 0.3%
Lowe's Cos., Inc. ....................................         2,890          125,686
Maytag Corp. .........................................           283           12,523
Stanley Works ........................................           315           14,569

RETAIL -- 6.6%
Amazon.Com, Inc.+ ....................................        13,675          195,553
Bed Bath & Beyond, Inc.+ .............................         1,071           36,146
Best Buy Co., Inc.+ ..................................           790           62,568
Dollar Tree Stores, Inc.+ ............................         6,610          216,874
Family Dollar Stores, Inc. ...........................           636           21,312
Home Depot, Inc. .....................................        17,920          871,091
Kohl's Corp.+ ........................................         1,250           88,938
Kroger Co.+ ..........................................         2,990           66,258
Radioshack Corp. .....................................           662           19,887
Starbucks Corp.+ .....................................         1,430           33,076
Target Corp. .........................................         3,370          145,314
Tiffany & Co. ........................................           539           19,161
TJX Cos., Inc. .......................................         1,020           40,810
Wal-Mart Stores, Inc. ................................        28,640        1,755,346
Walgreen Co. .........................................        10,610          415,806
                                                                        -------------
                                                                            4,381,862
                                                                        -------------

CONSUMER STAPLES -- 8.0%
FOOD, BEVERAGE & TOBACCO -- 4.9%
Anheuser-Busch Cos., Inc. ............................         3,300          172,260
Campbell Soup Co. ....................................         1,530           41,004
Coca-Cola Co. ........................................        14,370          750,976
General Mills, Inc. ..................................         1,360           66,436
Heinz (H.J.) Co. .....................................         1,310           54,365
Hershey Foods Corp. ..................................           501           34,339
Kellogg Co. ..........................................         1,520           51,026
PepsiCo, Inc. ........................................        15,820          814,730
Philip Morris Cos., Inc. .............................        13,490          710,518
UST, Inc. ............................................           630           24,526
Wrigley (Wm.) Jr. Co. ................................         4,531          241,548

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES           VALUE
--------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
HOUSEHOLD PRODUCTS -- 3.1%
Avon Products, Inc. ..................................         3,172    $     172,303
Clorox Co. ...........................................           870           37,958
Colgate-Palmolive Co. ................................         7,560          432,054
Gillette Co. .........................................         5,740          195,217
International Flavors & Fragrances, Inc. .............           350           12,240
Kimberly-Clark Corp. .................................         2,860          184,899
Procter & Gamble Co. .................................         7,440          670,270
Tupperware Corp. .....................................           215            4,891
Unilever NV ..........................................         2,130          120,984
                                                                        -------------
                                                                            4,792,544
                                                                        -------------

ENERGY -- 4.1%
ENERGY SERVICES -- 1.6%
Baker Hughes, Inc. ...................................         2,915          111,499
BJ Services Co.+ .....................................         7,440          256,457
ChevronTexaco Corp. ..................................         2,716          245,173
Schlumberger, Ltd. ...................................         2,600          152,932
Smith International, Inc.+ ...........................         2,255          152,776

ENERGY SOURCES -- 2.5%
Exxon Mobil Corp. ....................................        17,984          788,239
Murphy Oil Corp. .....................................         1,035           99,360
Petroleo Brasileiro SA ADR ...........................        10,750          284,552
Royal Dutch Petroleum Co. ............................         5,600          304,192
Unocal Corp. .........................................         1,100           42,845
                                                                        -------------
                                                                            2,438,025
                                                                        -------------

FINANCE -- 11.1%
BANKS -- 2.6%
Bank of America Corp. ................................         3,100          210,862
Bank of New York Co., Inc. ...........................         4,250          178,585
Fifth Third Bancorp ..................................         5,815          392,396
J.P. Morgan Chase & Co. ..............................         5,555          198,036
Northern Trust Corp. .................................           830           49,891
State Street Corp. ...................................         6,501          360,025
Wells Fargo & Co. ....................................         3,400          167,960

FINANCIAL SERVICES -- 4.9%
Charles Schwab Corp. .................................        16,550          216,639
Citigroup, Inc. ......................................        28,011        1,387,105
Concord EFS, Inc.+ ...................................         1,900           63,175
Dow Jones & Co., Inc. ................................           314           18,281
E*TRADE Group, Inc.+ .................................        20,935          197,208
Goldman Sachs Group, Inc. ............................         3,080          277,970
H&R Block, Inc. ......................................           677           30,093
Household International, Inc. ........................         1,750           99,400
MBNA Corp. ...........................................         8,800          339,416
Mellon Financial Corp. ...............................         1,750           67,532
Merrill Lynch & Co., Inc. ............................         1,500           83,070
Moody's Corp. ........................................           576           23,674

----------------
96

COMMON STOCK (CONTINUED)
                                                           SHARES           VALUE
--------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Morgan Stanley, Dean Witter & Co. ....................         1,200    $      68,772
Paychex, Inc. ........................................         1,400           55,580
USA Education, Inc. ..................................           590           57,702

INSURANCE -- 3.6%
ACE, Ltd. ............................................         7,455          310,873
AFLAC, Inc. ..........................................         8,130          239,835
Allstate Corp. .......................................         5,300          200,181
AMBAC Financial Group, Inc. ..........................         4,900          289,443
Berkshire Hathaway, Inc., Class B ....................           195          461,955
CIGNA Corp. ..........................................         2,185          221,537
Equifax, Inc. ........................................           535           15,997
Marsh & McLennan Cos. ................................         1,030          116,122
MetLife, Inc. ........................................         3,700          116,550
XL Capital, Ltd., Class A ............................         2,090          195,102
                                                                        -------------
                                                                            6,710,967
                                                                        -------------

HEALTHCARE -- 17.5%
DRUGS -- 12.0%
Abbott Laboratories, Inc. ............................         5,810          305,606
Allergan, Inc. .......................................           484           31,291
Amgen, Inc.+ .........................................         6,110          364,645
AstraZeneca Group PLC ................................         2,028          100,700
Biogen, Inc.+ ........................................           546           26,787
Bristol-Myers Squibb Co. .............................        16,220          656,748
Chiron Corp.+ ........................................           710           32,582
Eli Lilly & Co. ......................................         7,600          579,120
Forest Laboratories, Inc.+ ...........................         1,695          138,481
Genzyme Corp.+ .......................................           783           34,194
Immunex Corp.+ .......................................         2,030           61,428
King Pharmaceuticals, Inc.+ ..........................           920           32,209
Merck & Co., Inc. ....................................        11,290          650,078
Millennium Pharmaceuticals, Inc.+ ....................         5,625          125,494
Pfizer, Inc. .........................................        57,060        2,267,564
Pharmacia Corp. ......................................         4,840          218,187
Schering-Plough Corp. ................................        21,620          676,706
Wyeth ................................................        13,785          904,985

HEALTH SERVICES -- 1.5%
IMS Health, Inc. .....................................         1,091           24,493
Laboratory Corp. of America Holdings+ ................         3,820          366,185
Stryker Corp.+ .......................................           726           43,800
Tenet Healthcare Corp.+ ..............................         5,485          367,605
UnitedHealth Group, Inc. .............................         1,151           87,959

MEDICAL PRODUCTS -- 4.0%
Baxter International, Inc. ...........................         2,200          130,944
Biomet, Inc. .........................................         1,010           27,331
Biovail Corp.+ .......................................         1,880           93,962
Boston Scientific Corp.+ .............................         1,510           37,886
C.R. Bard, Inc. ......................................           190           11,219
Cardinal Health, Inc. ................................         4,455          315,815

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES           VALUE
--------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
Guidant Corp.+ .......................................         1,140    $      49,385
Johnson & Johnson ....................................        18,450        1,198,327
McKesson HBOC, Inc. ..................................         7,720          288,960
MedImmune, Inc.+ .....................................           914           35,948
Medtronic, Inc. ......................................         4,520          204,349
St. Jude Medical, Inc.+ ..............................           321           24,765
Zimmer Holdings, Inc.+ ...............................           715           24,346
                                                                        -------------
                                                                           10,540,084
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 9.7%
AEROSPACE & MILITARY TECHNOLOGY -- 1.3%
Raytheon Co. .........................................        16,990          697,439
United Technologies Corp. ............................           700           51,940

BUSINESS SERVICES -- 2.9%
Accenture, Ltd., Class A+ ............................         5,290          141,243
Applera Corp. ........................................           782           17,478
Cendant Corp.+ .......................................        24,370          467,904
Convergys Corp.+ .....................................           635           18,777
Deluxe Corp. .........................................           245           11,334
Ecolab, Inc. .........................................           472           21,580
Electronic Data Systems Corp. ........................         3,305          191,657
First Data Corp. .....................................         4,820          420,545
Fiserv, Inc.+ ........................................           710           32,653
Robert Half International, Inc.+ .....................           660           19,483
SYSCO Corp. ..........................................         2,480           73,953
TMP Worldwide, Inc.+ .................................         7,595          261,800
Waste Management, Inc. ...............................         1,600           43,600
Waters Corp.+ ........................................           483           13,509

ELECTRICAL EQUIPMENT -- 0.2%
Emerson Electric Co. .................................           400           22,956
Energizer Holdings, Inc.+ ............................         4,433          105,284

MULTI-INDUSTRY -- 5.3%
Avery Dennison Corp. .................................           406           24,778
General Electric Co. .................................        57,880        2,167,606
Honeywell International, Inc. ........................         7,975          305,203
Minnesota Mining & Manufacturing Co. .................         2,060          236,921
Sara Lee Corp. .......................................         2,930           60,827
Tyco International, Ltd. .............................        12,210          394,627
                                                                        -------------
                                                                            5,803,097
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 10.2%
BROADCASTING & MEDIA -- 8.6%
AOL Time Warner, Inc.+ ...............................        28,445          672,724
Cablevision Systems New York Group, Class A+ .........        11,805          401,370
Cablevision Systems Corp.-Rainbow Media Group+ .......        12,377          305,464
Charter Communications, Inc., Class A+ ...............         9,235          104,263
Clear Channel Communications, Inc.+ ..................         1,876           96,445
Comcast Corp., Class A+ ..............................        15,590          495,762

----------------
98

COMMON STOCK (CONTINUED)
                                                           SHARES           VALUE
--------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Crown Castle International Corp.+# ...................           800    $       5,288
EchoStar Communications Corp., Class A+ ..............         4,700          133,104
Gannett Co. ..........................................           800           60,880
Interpublic Group Cos., Inc. .........................         1,410           48,335
Liberty Media Corp.+ .................................        73,161          924,755
McGraw-Hill Cos., Inc. ...............................           714           48,731
New York Times Co., Class A ..........................         2,660          127,308
Omnicom Group, Inc. ..................................           686           64,758
The Walt Disney Co. ..................................         8,605          198,604
Univision Communications, Inc., Class A+ .............         5,276          221,592
USA Networks, Inc.+ ..................................         7,160          227,473
Valassis Communications, Inc.+ .......................         4,500          173,835
Viacom, Inc., Class B+ ...............................        17,308          837,188

ENTERTAINMENT PRODUCTS -- 0.2%
International Game Technology+ .......................           324           20,192
Mattel, Inc. .........................................         1,610           33,552
Metro-Goldwyn-Mayer, Inc.+ ...........................         2,700           44,874

LEISURE & TOURISM -- 1.4%
Harrah's Entertainment, Inc.+ ........................         7,400          327,524
Marriott International, Inc., Class A ................         4,400          197,780
McDonald's Corp. .....................................         4,400          122,100
Starwood Hotels & Resorts Worldwide, Inc. ............         4,700          176,767
Tricon Global Restaurants, Inc.+ .....................           538           31,624
US Airways Group, Inc.+ ..............................           251            1,619
                                                                        -------------
                                                                            6,103,911
                                                                        -------------

INFORMATION TECHNOLOGY -- 21.9%
COMMUNICATION EQUIPMENT -- 2.1%
American Tower Corp., Class A+ .......................         9,400           50,854
Cisco Systems, Inc.+ .................................        46,080          780,135
Network Appliance, Inc.+ .............................         1,250           25,475
QUALCOMM, Inc.+ ......................................        10,360          389,950

COMPUTER SERVICES -- 1.1%
Automatic Data Processing, Inc. ......................         4,020          234,246
Intuit, Inc.+ ........................................         3,983          152,788
Rational Software Corp.+ .............................           730           11,556
Sun Microsystems, Inc.+ ..............................        12,120          106,898
VeriSign, Inc.+ ......................................         5,222          140,994

COMPUTERS & BUSINESS EQUIPMENT -- 3.2%
Brocade Communications Systems, Inc.+ ................         3,980          107,460
Dell Computer Corp.+ .................................        15,230          397,655
EMC Corp.+ ...........................................        17,170          204,667
International Business Machines Corp. ................         9,430          980,720
Lexmark International, Inc.+ .........................           490           28,018
Millipore Corp. ......................................           180            7,963
Pitney Bowes, Inc. ...................................           910           38,948
VERITAS Software Corp.+ ..............................         3,720          163,048

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES           VALUE
--------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SOFTWARE -- 5.3%
Adobe Systems, Inc. ..................................           890    $      35,858
Citrix Systems, Inc.+ ................................           693           11,975
Electronic Arts, Inc.+ ...............................         6,645          404,016
Mercury Interactive Corp.+ ...........................           305           11,483
Microsoft Corp.+ .....................................        35,410        2,135,577
NVIDIA Corp.+ ........................................         2,424          107,529
Oracle Corp.+ ........................................        30,520          390,656
Parametric Technology Corp.+ .........................           969            5,853
PeopleSoft, Inc.+ ....................................         1,130           41,279
Siebel Systems, Inc.+ ................................         1,730           56,415

ELECTRONICS -- 7.0%
Altera Corp.+ ........................................         1,440           31,493
Analog Devices, Inc.+ ................................        13,170          593,177
Applied Materials, Inc.+ .............................         3,060          166,066
ASM Lithography Holdings NV+ .........................         4,030          102,241
Broadcom Corp., Class A+ .............................         2,290           82,211
Celestica, Inc.+ .....................................        13,275          481,351
Flextronics International, Ltd.+ .....................        20,655          376,954
Intel Corp. ..........................................        39,550        1,202,715
Intersil Holding Corp.+ ..............................         2,200           62,370
KLA-Tencor Corp.+ ....................................           700           46,550
Linear Technology Corp. ..............................         1,180           52,179
Maxim Integrated Products, Inc.+ .....................         4,590          255,709
Micron Technology, Inc.+ .............................         5,360          176,344
National Semiconductor Corp.+ ........................         3,155          106,292
PMC-Sierra, Inc.+ ....................................           620           10,094
QLogic Corp.+ ........................................           342           16,936
Texas Instruments, Inc. ..............................        10,880          360,128
Xilinx, Inc.+ ........................................         2,650          105,629

INTERNET CONTENT -- 0.7%
eBay, Inc.+ ..........................................         3,135          177,566
Sabre Holdings Corp.+ ................................         3,700          172,827
Yahoo!, Inc.+ ........................................         2,170           40,080

TELECOMMUNICATIONS -- 2.5%
Amdocs, Ltd.+ ........................................         4,455          118,726
Avaya, Inc.+ .........................................         1,340            9,889
Cox Communications, Inc., Class A+ ...................         7,870          296,227
Nextel Communications, Inc., Class A+ ................         2,980           16,033
Nokia Corp. ADR ......................................        44,745          928,011
Verizon Communications, Inc. .........................         3,208          146,445
                                                                        -------------
                                                                           13,156,259
                                                                        -------------

MATERIALS -- 0.7%
CHEMICALS -- 0.3%
Du Pont (E.I.) de Nemours & Co. ......................         3,309          156,019

FOREST PRODUCTS -- 0.3%
International Paper Co. ..............................         2,000           86,020
Sealed Air Corp.+ ....................................           309           14,548

----------------
100

COMMON STOCK (CONTINUED)
                                                           SHARES           VALUE
--------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
FOREST PRODUCTS (CONTINUED)
Weyerhaeuser Co. .....................................         1,400    $      88,004

METALS & MINERALS -- 0.1%
Alcoa, Inc. ..........................................         2,000           75,480
                                                                        -------------
                                                                              420,071
                                                                        -------------

REAL ESTATE -- 0.0%
REAL ESTATE INVESTMENT TRUSTS
Plum Creek Timber Co., Inc. ..........................           674           20,025
                                                                        -------------

U.S. GOVERNMENT & AGENCIES -- 2.5%
Fannie Mae ...........................................        13,825        1,104,341
Freddie Mac...........................................         6,400          405,568
                                                                        -------------
                                                                            1,509,909
                                                                        -------------

UTILITIES -- 1.0%
ELECTRIC UTILITIES -- 0.3%
Duke Energy Corp. ....................................         1,500           56,700
Edison International+ ................................         1,220           20,435
Mirant Corp.+ ........................................         8,257          119,314

TELEPHONE -- 0.7%
AT&T Corp. ...........................................         4,322           67,855
SBC Communications, Inc.+ ............................         5,700          213,408
Sprint Corp.-FON Group ...............................         1,700           25,993
Sprint Corp.-PCS Group+ ..............................        11,790          121,318
                                                                        -------------
                                                                              625,023
                                                                        -------------
TOTAL COMMON STOCK (cost $60,010,474).................                     56,501,777
                                                                        -------------
EXCHANGE-TRADED FUNDS -- 2.2%
--------------------------------------------------------------------------------------
SPDR Trust Series 1...................................         8,335          954,524
iShares S&P 500/BARRA Growth Index Fund...............         5,700          336,015
                                                                        -------------
TOTAL EXCHANGE-TRADED FUNDS (cost $1,407,250).........                      1,290,539
                                                                        -------------
TOTAL INVESTMENT SECURITIES (cost $61,417,724)........                     57,792,316
                                                                        -------------

                                                                ----------------

SHORT-TERM SECURITIES -- 2.0%                             PRINCIPAL
                                                           AMOUNT           VALUE
--------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES
Federal Home Loan Mortgage Corp. Discount Notes 1.70%
 due 4/1/02 ..........................................  $  1,100,000    $   1,100,000
United States Treasury Bills 1.81% due 6/20/02@ ......        85,000           84,658
                                                                        -------------
TOTAL SHORT-TERM SECURITIES (cost $1,184,658).........                      1,184,658
                                                                        -------------
REPURCHASE AGREEMENTS -- 3.1%
--------------------------------------------------------------------------------------
Agreement with State Street Bank & Trust Co., bearing
 interest at 0.85%, dated 03/02/02, to be repurchased
 04/01/02 in the amount of $880,083 and collateralized
 by $810,000 of United States Treasury Bonds, bearing
 interest at 8.75%, due 11/15/08 and having an
 approximate value of $902,138. ......................       880,000          880,000
Agreement with State Street Bank & Trust Co., bearing
 interest at 1.72%, dated 03/28/02, to be repurchased
 04/01/02 in the amount of $1,020,195 and
 collateralized by $1,050,000 of United States
 Treasury Bonds, bearing interest at 1.69%, due
 07/25/02 and having an approximate value of
 $1,043,438 ..........................................     1,020,000        1,020,000
                                                                        -------------
TOTAL REPURCHASE AGREEMENTS (cost $1,900,000).........                      1,900,000
                                                                        -------------

TOTAL INVESTMENTS --
  (cost $64,502,382)                                           101.3%      60,876,974
Liabilities in excess of other assets --                       (1.3)         (792,204)
                                                               -----    -------------
NET ASSETS --                                                  100.0%   $  60,084,770
                                                               =====    =============

-------------
ADR -- American Depository Receipt
+   Non-income producing securities
#  Security represents an investment in an affiliated company
(1) When-issued security
@ The security or a portion thereof represents collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
----------------------------------------------------------------------------------------------------------------------
      NUMBER OF                                                            VALUE AT      VALUE AS OF       UNREALIZED
      CONTRACTS         DESCRIPTION                     EXPIRATION DATE   TRADE DATE    MARCH 31, 2002    DEPRECIATION
----------------------------------------------------------------------------------------------------------------------

       6 Long           S&P Barra Growth Index            June 2002        $899,604        $884,850         $(14,754)
                                                                                                            ========

----------------
102

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------
      CONTRACT                 IN            DELIVERY   GROSS UNREALIZED
     TO DELIVER           EXCHANGE FOR         DATE       APPRECIATION
------------------------------------------------------------------------
 EUR         65,000     USD     $  57,540   04/26/2002      $  1,021
 EUR*        80,000     USD        72,056   05/10/2002         2,534
 EUR*        55,000     USD        48,986   05/10/2002         1,189
 EUR*       440,000     USD       394,020   05/24/2002        11,870
 EUR*       140,000     USD       123,158   05/24/2002         1,565
 JPY*     7,000,000     USD        57,647   04/26/2002         4,798
 JPY*       950,000     USD         7,871   05/10/2002           693
 JPY*     3,800,000     USD        31,733   05/24/2002         2,996
 JPY*     1,200,000     USD         9,835   05/24/2002           760
 JPY*     1,300,000     USD        10,224   05/24/2002           393
 USD*        21,066     JPY     2,800,000   04/26/2002            74
 USD*         7,128     JPY       950,000   05/10/2002            50
 USD*        19,149     JPY     2,550,000   05/24/2002           135
 USD*         9,716     JPY     1,300,000   05/24/2002           114
 USD*         5,669     JPY       755,000   05/24/2002            40
 USD*         3,326     JPY       445,000   05/24/2002            39
 USD*        91,195     EUR       105,000   05/24/2002             -
                                                            --------
                                                              28,271
                                                            --------

                                                        GROSS UNREALIZED
                                                         DEPRECIATION
------------------------------------------------------------------------
 EUR         50,000     USD        42,946   04/26/2002          (530)
 EUR         40,000     USD        34,528   05/24/2002          (213)
 EUR*        50,000     USD        43,187   06/21/2002          (196)
 EUR*        50,000     USD        42,952   06/21/2002          (430)
 USD*         9,483     JPY     1,200,000   04/26/2002          (423)
 USD*        25,171     JPY     3,000,000   04/26/2002        (2,521)
 USD*        30,446     EUR        35,000   05/10/2002           (30)
 USD*        21,915     EUR        25,000   05/10/2002          (189)
 USD*        17,607     EUR        20,000   05/10/2002          (227)
 USD*        13,390     EUR        15,000   05/10/2002          (355)
 USD*        35,215     EUR        40,000   05/10/2002          (454)
 USD*        86,885     EUR       100,000   05/24/2002           (33)
 USD*         9,522     JPY     1,250,000   05/24/2002           (69)
 USD*        17,490     EUR        20,000   05/24/2002          (119)
 USD*        17,672     EUR        20,000   05/24/2002          (302)
 USD*        26,388     EUR        30,000   06/21/2002          (359)
 USD*        43,980     EUR        50,000   06/21/2002          (598)
                                                            --------
                                                              (7,048)
                                                            --------
Net Unrealized Appreciation...........................      $ 21,223
                                                            ========

------------
* Represents offsetting or partially offsetting forward foreign currency contracts that, to the extent they are offset, do not have additional market risk but have continued counterparty settlement risk.

EUR  -- Euro                                      JPY  -- Japanese Yen
USD  -- United States Dollar

See Notes to Financial Statements

                                                                ----------------

------------------

SEASONS SERIES TRUST
LARGE CAP
COMPOSITE PORTFOLIO                       INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 95.7%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 11.1%
APPAREL & TEXTILES -- 0.2%
Cintas Corp. .........................................           150   $      7,479
Foot Locker, Inc.+ ...................................         1,100         17,798
Jones Apparel Group, Inc.+ ...........................           110          3,845
Liz Claiborne, Inc. ..................................            90          2,552
Nike, Inc., Class B ..................................           230         13,802
Reebok International, Ltd.+ ..........................            45          1,216
V.F. Corp. ...........................................            91          3,936

AUTOMOTIVE -- 1.4%
AutoZone, Inc.+ ......................................            88          6,059
B.F. Goodrich Co. ....................................            83          2,626
Cooper Tire & Rubber Co. .............................            60          1,299
Dana Corp. ...........................................           121          2,598
Delphi Automotive Systems Corp. ......................           480          7,675
Ford Motor Co. .......................................         6,050         99,764
General Motors Corp. .................................         1,980        119,691
Genuine Parts Co. ....................................           141          5,185
Goodyear Tire & Rubber Co. ...........................           140          3,580
Harley-Davidson, Inc. ................................         1,860        102,542
Navistar International Corp.+ ........................            46          2,038
PACCAR, Inc. .........................................            63          4,612
Ryder System, Inc. ...................................            46          1,359
SPX Corp.+ ...........................................           200         28,316
TRW, Inc. ............................................           103          5,301
Visteon Corp. ........................................           104          1,721

HOUSING -- 0.6%
Black & Decker Corp. .................................            65          3,025
Centex Corp. .........................................            50          2,596
Grainger (W. W.), Inc. ...............................            73          4,105
KB HOME ..............................................            39          1,693
Leggett & Platt, Inc. ................................           170          4,216
Lowe's Cos., Inc. ....................................           660         28,703
Masco Corp. ..........................................         4,390        120,505
Maytag Corp. .........................................            63          2,788
Pulte Corp. ..........................................            50          2,393
Stanley Works ........................................            70          3,237
Whirlpool Corp. ......................................            52          3,929

RETAIL -- 8.9%
Albertson's, Inc. ....................................           350         11,599
American Eagle Outfitters, Inc. ......................         2,000         49,540
Bed Bath & Beyond, Inc.+ .............................           250          8,438
Best Buy Co., Inc.+ ..................................         1,672        132,422
Big Lots, Inc.+ ......................................           100          1,405
Circuit City Stores, Inc. ............................           180          3,247

----------------
104

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Costco Wholesale Corp.+ ..............................           390   $     15,530
CVS Corp. ............................................           340         11,672
Dillard's, Inc., Class A .............................            70          1,670
Dollar General Corp. .................................           290          4,721
Family Dollar Stores, Inc. ...........................           141          4,725
Federated Department Stores, Inc.+ ...................         1,157         47,263
Gap, Inc. ............................................         2,840         42,714
Home Depot, Inc. .....................................         8,710        423,393
Industria de Diseno Textil SA ........................         2,300         43,149
Kohl's Corp.+ ........................................         2,090        148,703
Koninklijke Ahold NV+ ................................         3,800         99,507
Kroger Co.+ ..........................................           690         15,290
Limited, Inc. ........................................           440          7,876
May Department Stores Co. ............................           244          8,503
Nordstrom, Inc. ......................................           120          2,940
Office Depot, Inc.+ ..................................         4,760         94,486
Penney (J.C.) Co., Inc. ..............................           230          4,763
Radioshack Corp. .....................................           142          4,266
Safeway, Inc.+ .......................................         2,030         91,391
Sears, Roebuck & Co. .................................         1,780         91,261
Staples, Inc.+ .......................................           400          7,988
Starbucks Corp.+ .....................................           330          7,633
Target Corp. .........................................         6,880        296,666
Tiffany & Co. ........................................           118          4,195
TJX Cos., Inc. .......................................           223          8,922
Toys "R" Us, Inc.+ ...................................           162          2,910
Wal-Mart de Mexico SA de CV ADR+ .....................         1,300         42,695
Wal-Mart de Mexico+ ..................................         9,000         29,559
Wal-Mart Stores, Inc. ................................        10,030        614,739
Walgreen Co. .........................................         2,980        116,786
Winn-Dixie Stores, Inc. ..............................           115          1,845
                                                                       ------------
                                                                          3,126,596
                                                                       ------------

CONSUMER STAPLES -- 6.6%
FOOD, BEVERAGE & TOBACCO -- 5.3%
Adolph Coors Co., Class B ............................            29          1,957
Anheuser-Busch Cos., Inc. ............................         3,260        170,172
Archer-Daniels-Midland Co. ...........................           560          7,801
Brown-Forman Corp., Class B ..........................            54          3,929
Campbell Soup Co. ....................................           350          9,380
Coca-Cola Co. ........................................         5,930        309,902
Coca-Cola Enterprises, Inc. ..........................           380          7,136
ConAgra Foods, Inc. ..................................           460         11,155
Diageo PLC ADR .......................................         2,000        104,940
Fortune Brands, Inc. .................................           130          6,418
General Mills, Inc. ..................................         1,110         54,223
Heinz (H.J.) Co. .....................................           300         12,450
Hershey Foods Corp. ..................................           111          7,608
Kellogg Co. ..........................................           350         11,749
Pepsi Bottling Group, Inc. ...........................           250          6,468

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
PepsiCo, Inc. ........................................         5,400   $    278,100
Philip Morris Cos., Inc. .............................         9,160        482,457
SUPERVALU, Inc. ......................................           105          2,709
UST, Inc. ............................................           135          5,256
Wrigley (Wm.) Jr. Co. ................................           184          9,809

HOUSEHOLD PRODUCTS -- 1.3%
Alberto-Culver Co., Class B ..........................            48          2,592
American Greetings Corp., Class A ....................            52            944
Avon Products, Inc. ..................................           193         10,484
Clorox Co. ...........................................           200          8,726
Colgate-Palmolive Co. ................................         1,470         84,010
Gillette Co. .........................................         2,410         81,964
International Flavors & Fragrances, Inc. .............            77          2,693
Kimberly-Clark Corp. .................................           450         29,092
Newell Rubbermaid, Inc. ..............................           230          7,351
Procter & Gamble Co. .................................         1,110        100,000
Tupperware Corp. .....................................            50          1,138
Unilever NV ..........................................           490         27,832
                                                                       ------------
                                                                          1,860,445
                                                                       ------------

ENERGY -- 5.9%
ENERGY SERVICES -- 2.9%
Baker Hughes, Inc. ...................................         2,290         87,593
ChevronTexaco Corp. ..................................         3,320        299,696
ENSCO International, Inc. ............................         5,500        165,770
Halliburton Co. ......................................           370          6,316
McDermott International, Inc.+ .......................            50            778
Nabors Industries, Inc.+ .............................         3,613        152,649
Rowan Cos., Inc.+ ....................................            74          1,705
Schlumberger, Ltd. ...................................           490         28,822
Tidewater, Inc. ......................................         1,000         42,350
Transocean Sedco Forex, Inc. .........................           270          8,972
TXU Corp. ............................................           230         12,537

ENERGY SOURCES -- 3.0%
Amerada Hess Corp. ...................................            72          5,714
Anadarko Petroleum Corp. .............................           203         11,457
Apache Corp. .........................................           120          6,825
Burlington Resources, Inc. ...........................           164          6,575
Conoco, Inc. .........................................           540         15,757
Devon Energy Corp. ...................................           127          6,130
EOG Resources, Inc. ..................................            94          3,813
Exxon Mobil Corp. ....................................        10,572        463,371
Kerr-McGee Corp. .....................................            82          5,154
Marathon Oil Corp. ...................................           270          7,776
Noble Drilling Corp.+ ................................           107          4,429
Occidental Petroleum Corp. ...........................           320          9,328
Ocean Energy, Inc. ...................................         6,500        128,635
Phillips Petroleum Co. ...............................           330         20,724
Royal Dutch Petroleum Co. ............................         2,820        153,182

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Sunoco, Inc. .........................................            61   $      2,441
Unocal Corp. .........................................           210          8,179
                                                                       ------------
                                                                          1,666,678
                                                                       ------------

FINANCE -- 16.5%
BANKS -- 5.0%
AmSouth Bancorp. .....................................           310          6,814
Bank of America Corp. ................................         3,850        261,877
Bank of New York Co., Inc. ...........................         1,830         76,897
Bank One Corp. .......................................         1,000         41,780
BB&T Corp. ...........................................           400         15,244
Charter One Financial, Inc. ..........................           183          5,713
Comerica, Inc. .......................................           145          9,073
Fifth Third Bancorp ..................................         1,500        101,220
FleetBoston Financial Corp. ..........................         3,500        122,500
Golden West Financial Corp. ..........................           140          8,890
Huntington Bancshares, Inc. ..........................           220          4,334
J.P. Morgan Chase & Co. ..............................         3,690        131,548
KeyCorp. .............................................           360          9,594
Marshall & Ilsley Corp. ..............................            86          5,353
National City Corp. ..................................           520         15,995
Northern Trust Corp. .................................           881         52,957
PNC Financial Services Group, Inc. ...................           250         15,372
Regions Financial Corp. ..............................           200          6,870
SouthTrust Corp. .....................................           300          7,920
State Street Corp. ...................................           980         54,272
SunTrust Banks, Inc. .................................           250         16,682
Synovus Financial Corp. ..............................           250          7,620
U.S. Bancorp .........................................         6,340        143,094
Union Planters Corp. .................................           112          5,308
Wachovia Corp. .......................................         1,170         43,384
Washington Mutual, Inc. ..............................           830         27,498
Wells Fargo & Co. ....................................         4,260        210,444
Zions Bancorp ........................................            73          4,327

FINANCIAL SERVICES -- 8.7%
American Express Co. .................................         3,250        133,120
Bear Stearns Cos., Inc. ..............................            90          5,648
Capital One Financial Corp. ..........................           975         62,254
Charles Schwab Corp. .................................         7,170         93,855
Citigroup, Inc. ......................................        20,712      1,025,658
Concord EFS, Inc.+ ...................................         5,040        167,580
Countrywide Credit Industries, Inc. ..................           110          4,923
Dow Jones & Co., Inc. ................................            69          4,017
Goldman Sachs Group, Inc. ............................           300         27,075
H&R Block, Inc. ......................................           160          7,112
Household International, Inc. ........................         3,390        192,552
Lehman Brothers Holdings, Inc. .......................         1,210         78,214
MBNA Corp. ...........................................           730         28,156
Mellon Financial Corp. ...............................         2,600        100,334
Merrill Lynch & Co., Inc. ............................         4,720        261,394

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Moody's Corp. ........................................           123   $      5,055
Morgan Stanley, Dean Witter & Co. ....................         3,350        191,988
Paychex, Inc. ........................................           320         12,704
Providian Financial Corp. ............................           232          1,752
Stilwell Financial, Inc. .............................           181          4,433
T. Rowe Price Associates, Inc. .......................           101          3,932
USA Education, Inc. ..................................           140         13,692

INSURANCE -- 2.8%
ACE, Ltd. ............................................         2,312         96,410
AFLAC, Inc. ..........................................           450         13,275
Allstate Corp. .......................................           610         23,040
AMBAC Financial Group, Inc. ..........................            86          5,080
American International Group, Inc.# ..................         2,240        161,594
Aon Corp. ............................................           230          8,050
Chubb Corp. ..........................................           150         10,965
CIGNA Corp. ..........................................           118         11,964
Cincinnati Financial Corp. ...........................           132          5,763
Conseco, Inc.+ .......................................           300          1,086
Equifax, Inc. ........................................           118          3,528
Fairfax Financial Holdings, Ltd. .....................           200         20,680
Franklin Resources, Inc. .............................           213          8,929
Hartford Financial Services Group, Inc. ..............         1,610        109,673
Jefferson-Pilot Corp. ................................           123          6,160
John Hancock Financial Services, Inc. ................           260          9,929
Lincoln National Corp. ...............................           155          7,863
Loews Corp. ..........................................           153          8,963
Marsh & McLennan Cos. ................................           840         94,702
MBIA, Inc. ...........................................           121          6,618
MetLife, Inc. ........................................           620         19,530
MGIC Investment Corp. ................................            84          5,748
Progressive Corp. ....................................           259         43,155
SAFECO Corp. .........................................           110          3,524
St. Paul Cos., Inc. ..................................         1,180         54,103
Torchmark Corp. ......................................           110          4,432
UnumProvident Corp. ..................................           210          5,865
XL Capital, Ltd., Class A ............................           504         47,048

REGISTERED INVESTMENT COMPANIES -- 0.00%
T. Rowe Price Reserve Investment Fund ................         1,463          1,463
                                                                       ------------
                                                                          4,637,168
                                                                       ------------

HEALTHCARE -- 14.8%
DRUGS -- 8.3%
Abbott Laboratories, Inc. ............................         3,640        191,464
Allergan, Inc. .......................................         1,004         64,909
Amgen, Inc.+ .........................................         3,000        179,040
Biogen, Inc.+ ........................................           121          5,936
Bristol-Myers Squibb Co. .............................         3,160        127,948
Chiron Corp.+ ........................................           154          7,067
Eli Lilly & Co. ......................................           970         73,914

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
Forest Laboratories, Inc.+ ...........................           145   $     11,847
Genentech, Inc.+ .....................................         1,500         75,675
Genzyme Corp.+ .......................................           173          7,555
Immunex Corp.+ .......................................           470         14,222
King Pharmaceuticals, Inc.+ ..........................           210          7,352
Merck & Co., Inc. ....................................         3,450        198,651
Pfizer, Inc. .........................................        17,950        713,333
Pharmacia Corp. ......................................         3,019        136,097
Schering-Plough Corp. ................................         3,660        114,558
Watson Pharmaceuticals, Inc.+ ........................            87          2,357
Wyeth ................................................         6,230        408,999

HEALTH SERVICES -- 2.3%
Aetna, Inc. ..........................................           114          4,425
HCA, Inc. ............................................         2,440        107,555
Health Management Associates, Inc., Class A+ .........           210          4,353
HEALTHSOUTH Corp.+ ...................................           340          4,879
Humana, Inc.+ ........................................           150          2,030
IMS Health, Inc. .....................................           241          5,410
Laboratory Corp. of America Holdings+ ................           600         57,516
Manor Care, Inc.+ ....................................            90          2,097
Quintiles Transnational Corp.+ .......................            98          1,740
Stryker Corp.+ .......................................           170         10,256
Tenet Healthcare Corp.+ ..............................           280         18,766
UnitedHealth Group, Inc. .............................         3,870        295,745
Wellpoint Health Networks, Inc., Class A+ ............         1,918        122,119

MEDICAL PRODUCTS -- 4.2%
Alcon, Inc.+ .........................................         2,000         67,700
AmerisourceBergen Corp. ..............................         1,190         81,277
Bausch & Lomb, Inc. ..................................            43          1,917
Baxter International, Inc. ...........................         2,410        143,443
Becton Dickinson & Co. ...............................           211          7,959
Biomet, Inc. .........................................           230          6,224
Biovail Corp.+ .......................................           800         39,984
Boston Scientific Corp.+ .............................           350          8,782
C.R. Bard, Inc. ......................................            40          2,362
Cardinal Health, Inc. ................................         1,590        112,715
Guidant Corp.+ .......................................           260         11,263
Johnson & Johnson ....................................         6,830        443,608
McKesson HBOC, Inc. ..................................           250          9,357
MedImmune, Inc.+ .....................................         2,302         90,538
Medtronic, Inc. ......................................         1,040         47,018
Sanofi-Synthelabo SA+ ................................         1,400         89,701
St. Jude Medical, Inc.+ ..............................            71          5,478
Zimmer Holdings, Inc.+ ...............................           170          5,789
                                                                       ------------
                                                                          4,152,930
                                                                       ------------

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL -- 10.7%
AEROSPACE & MILITARY TECHNOLOGY -- 1.6%
Boeing Co. ...........................................         2,220   $    107,115
General Dynamics Corp. ...............................           165         15,502
ITT Industries, Inc. .................................            71          4,476
Lockheed Martin Corp. ................................         2,380        137,040
Northrop Grumman Corp. ...............................           100         11,305
Raytheon Co. .........................................         1,840         75,532
Rockwell Collins, Inc. ...............................           160          4,035
Rockwell International Corp. .........................           160          3,210
United Technologies Corp. ............................         1,210         89,782

BUSINESS SERVICES -- 3.7%
Allied Waste Industries, Inc.+ .......................           161          2,093
Apollo Group, Inc., Class A+ .........................         1,300         69,615
Applera Corp. ........................................           173          3,867
Cendant Corp.+ .......................................        10,040        192,768
Convergys Corp.+ .....................................         2,150         63,576
Deluxe Corp. .........................................            60          2,776
Donnelley (R.R.) & Sons Co. ..........................           100          3,110
Ecolab, Inc. .........................................           110          5,029
Electronic Data Systems Corp. ........................         1,610         93,364
First Data Corp. .....................................         3,430        299,267
Fiserv, Inc.+ ........................................           153          7,036
Fluor Corp. ..........................................            65          2,651
Hutchison Whampoa, Ltd.+ .............................         3,840         33,847
Pall Corp. ...........................................           110          2,254
Robert Half International, Inc.+ .....................           143          4,221
Securitas AB, Class B+ ...............................         2,700         53,495
SYSCO Corp. ..........................................         4,770        142,241
TMP Worldwide, Inc.+ .................................            91          3,137
Waste Management, Inc. ...............................           540         14,715
Waters Corp.+ ........................................         1,404         39,270

ELECTRICAL EQUIPMENT -- 0.1%
Dover Corp. ..........................................           165          6,765
Emerson Electric Co. .................................           360         20,660
Jabil Circuit, Inc.+ .................................           161          3,788
Johnson Controls, Inc. ...............................            80          7,065
Power-One, Inc.+ .....................................            64            524
Thomas & Betts Corp. .................................            50          1,058

MACHINERY -- 0.8%
Caterpillar, Inc. ....................................         1,400         79,590
Cooper Industries, Inc. ..............................            76          3,188
Cummins Engine Co., Inc. .............................            31          1,464
Danaher Corp. ........................................           130          9,233
Deere & Co. ..........................................         2,092         95,291
Illinois Tool Works, Inc. ............................           260         18,811
Ingersoll Rand Company, Ltd. .........................           137          6,853
Parker-Hannifin Corp. ................................            96          4,790
Snap-on, Inc. ........................................            50          1,702

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY -- 4.0%
Aramark Corp.+ .......................................         2,000   $     52,800
Avery Dennison Corp. .................................            88          5,371
Crane Co. ............................................            48          1,312
General Electric Co. .................................        18,530        693,949
Honeywell International, Inc. ........................         2,200         84,194
Minnesota Mining & Manufacturing Co. .................           340         39,103
Sara Lee Corp. .......................................           670         13,909
Textron, Inc. ........................................           115          5,877
Tyco International, Ltd. .............................         7,010        226,563

TRANSPORTATION -- 0.5%
AMR Corp.+ ...........................................           126          3,328
Burlington Northern Santa Fe Corp. ...................         1,830         55,229
CSX Corp. ............................................           174          6,631
FedEx Corp.+ .........................................           260         15,106
Norfolk Southern Corp. ...............................           330          7,900
Union Pacific Corp. ..................................           203         12,615
United Parcel Service, Inc., Class B .................           700         42,560
                                                                       ------------
                                                                          3,013,558
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 7.3%
BROADCASTING & MEDIA -- 6.3%
AOL Time Warner, Inc.+ ...............................        11,025        260,741
AT&T Wireless Services, Inc.+ ........................         2,320         20,764
Clear Channel Communications, Inc.+ ..................         5,210        267,846
Comcast Corp., Class A+ ..............................         4,410        140,238
Gannett Co. ..........................................           230         17,503
Interpublic Group Cos., Inc. .........................           320         10,970
Knight Ridder, Inc. ..................................            69          4,740
Liberty Media Corp.+ .................................        14,700        185,808
McGraw-Hill Cos., Inc. ...............................           170         11,602
Meredith Corp. .......................................            40          1,700
New York Times Co., Class A ..........................           124          5,935
Omnicom Group, Inc. ..................................         1,852        174,829
The Walt Disney Co. ..................................         3,050         70,394
Tribune Co. ..........................................           260         11,819
Univision Communications, Inc., Class A+ .............         1,771         74,382
USA Networks, Inc.+ ..................................         1,200         38,124
Viacom, Inc., Class B+ ...............................         8,759        423,673
WPP Group PLC+ .......................................         4,200         47,966

ENTERTAINMENT PRODUCTS -- 0.2%
Brunswick Corp. ......................................            80          2,186
Eastman Kodak Co. ....................................           250          7,792
Hasbro, Inc. .........................................           141          2,231
International Game Technology+ .......................            80          4,985
Mattel, Inc. .........................................           370          7,711
Sony Corp.+ ..........................................           800         41,558

LEISURE & TOURISM -- 0.8%
Carnival Corp. .......................................           500         16,325
Darden Restaurants, Inc. .............................            95          3,856

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
Delta Air Lines, Inc. ................................           101   $      3,305
Harrah's Entertainment, Inc.+ ........................           100          4,426
Hilton Hotels Corp. ..................................           320          4,576
Marriott International, Inc., Class A ................           210          9,440
McDonald's Corp. .....................................         3,600         99,900
MGM Mirage, Inc.+ ....................................           700         25,361
Southwest Airlines Co. ...............................           660         12,771
Starwood Hotels & Resorts Worldwide, Inc. ............           661         24,860
Tricon Global Restaurants, Inc.+ .....................           130          7,641
US Airways Group, Inc.+ ..............................            56            361
Wendy's International, Inc. ..........................            85          2,973
                                                                       ------------
                                                                          2,051,292
                                                                       ------------

INFORMATION TECHNOLOGY -- 15.0%
COMMUNICATION EQUIPMENT -- 1.3%
Cisco Systems, Inc.+ .................................        17,290        292,720
Network Appliance, Inc.+ .............................           290          5,910
Palm, Inc.+ ..........................................           500          1,995
QUALCOMM, Inc.+ ......................................         1,760         66,246
Symbol Technologies, Inc. ............................           200          2,248

COMPUTER SERVICES -- 1.2%
Affiliated Computer Services, Inc., Class A+ .........         2,500        140,325
Autodesk, Inc. .......................................            45          2,101
Automatic Data Processing, Inc. ......................         1,930        112,461
Computer Associates International, Inc. ..............           500         10,945
Intuit, Inc.+ ........................................           173          6,636
Rational Software Corp.+ .............................           170          2,691
Sapient Corp.+ .......................................           103            489
Sun Microsystems, Inc.+ ..............................         2,790         24,608
Unisys Corp.+ ........................................           280          3,537
VeriSign, Inc.+ ......................................         1,200         32,400

COMPUTERS & BUSINESS EQUIPMENT -- 2.5%
Apple Computer, Inc.+ ................................           300          7,101
Compaq Computer Corp. ................................         1,460         15,257
Computer Sciences Corp.+ .............................           150          7,613
Dell Computer Corp.+ .................................         8,340        217,757
EMC Corp.+@ ..........................................         1,900         22,648
Gateway, Inc.+ .......................................           280          1,770
Hewlett-Packard Co. ..................................         1,670         29,960
International Business Machines Corp. ................         2,680        278,720
Lexmark International, Inc.+ .........................           903         51,634
Millipore Corp. ......................................            39          1,725
NCR Corp.+ ...........................................            79          3,535
Pitney Bowes, Inc. ...................................           210          8,988
VERITAS Software Corp.+ ..............................         1,340         58,732
Xerox Corp.+ .........................................           620          6,665

COMPUTER SOFTWARE -- 3.6%
Adobe Systems, Inc. ..................................         1,194         48,106
BMC Software, Inc.+ ..................................           210          4,085

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
Citrix Systems, Inc.+ ................................           153   $      2,644
Compuware Corp.+ .....................................           320          4,131
Electronic Arts, Inc.+ ...............................           900         54,720
Mercury Interactive Corp.+ ...........................            65          2,447
Microsoft Corp.+ .....................................        12,650        762,921
Novell, Inc.+ ........................................           310          1,206
NVIDIA Corp.+ ........................................           115          5,101
Oracle Corp.+ ........................................         7,920        101,376
Parametric Technology Corp.+ .........................           214          1,293
PeopleSoft, Inc.+ ....................................           260          9,498
Siebel Systems, Inc.+ ................................           700         22,827

ELECTRONICS -- 4.3%
Advanced Micro Devices, Inc.+ ........................           290          4,266
Agilent Technologies, Inc.+ ..........................           400         13,984
Altera Corp.+ ........................................           330          7,217
American Power Conversion Corp. ......................           170          2,513
Analog Devices, Inc.+ ................................         1,410         63,506
Applied Materials, Inc.+ .............................         1,250         67,837
Applied Micro Circuits Corp.+ ........................           260          2,080
Broadcom Corp., Class A+ .............................           230          8,257
Conexant Systems, Inc.+ ..............................           220          2,651
Eaton Corp. ..........................................            57          4,616
Flextronics International, Ltd.+ .....................         3,200         58,400
Intel Corp. ..........................................        13,560        412,360
Intersil Holding Corp.+ ..............................         1,100         31,185
KLA-Tencor Corp.+ ....................................           151         10,041
Linear Technology Corp. ..............................           270         11,939
LSI Logic Corp.+ .....................................           320          5,440
Maxim Integrated Products, Inc.+ .....................         1,180         65,738
Micron Technology, Inc.+ .............................           520         17,108
Molex, Inc. ..........................................           170          5,894
National Semiconductor Corp.+ ........................           150          5,054
Novellus Systems, Inc.+ ..............................           117          6,334
PerkinElmer, Inc. ....................................           110          2,035
PMC-Sierra, Inc.+ ....................................           132          2,149
QLogic Corp.+ ........................................            76          3,764
Samsung Electronics Co. Ltd. .........................           300         81,127
Sanmina Corp.+ .......................................           450          5,287
Solectron Corp.+ .....................................           700          5,460
Tektronix, Inc.+ .....................................            75          1,775
Teradyne, Inc.+ ......................................           160          6,309
Texas Instruments, Inc. ..............................         7,990        264,469
Thermo Electron Corp.+ ...............................           141          2,923
Vitesse Semiconductor Corp.+ .........................           170          1,666
Xilinx, Inc.+ ........................................           290         11,559

INTERNET CONTENT -- 0.1%
Sabre Holdings Corp.+ ................................           120          5,605
Yahoo!, Inc.+ ........................................           500          9,235

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS -- 2.0%
ADC Telecommunications, Inc. .........................           680   $      2,768
Andrew Corp.+ ........................................            66          1,104
Avaya, Inc.+ .........................................           310          2,288
Cable & Wireless Public, Ltd. Co. ....................         2,500         24,600
CIENA Corp.+ .........................................           280          2,520
Citizens Communications Co.+ .........................           240          2,580
Comverse Technology, Inc.+ ...........................           151          1,913
Corning, Inc. ........................................           810          6,172
JDS Uniphase Corp.+ ..................................         1,170          6,891
Lucent Technologies, Inc.+ ...........................         2,940         13,906
Motorola, Inc. .......................................         1,910         27,122
Nextel Communications, Inc., Class A+ ................           690          3,712
Nokia Corp. ADR ......................................           900         18,666
Nortel Networks Corp. ................................         2,750         12,348
NTT DoCoMo, Inc.+ ....................................             3          8,143
NTT DoCoMo, Inc.(1) ..................................            12         32,571
Scientific-Atlanta, Inc. .............................           128          2,957
Tellabs, Inc.+ .......................................           350          3,665
Verizon Communications, Inc. .........................         4,930        225,054
Vodafone Group PLC+ ..................................        73,889        136,520
Vodafone Group PLC ADR ...............................         1,200         22,116
                                                                       ------------
                                                                          4,205,171
                                                                       ------------

MATERIALS -- 2.0%
CHEMICALS -- 1.4%
Air Products & Chemicals, Inc. .......................           200         10,330
Ashland, Inc. ........................................            56          2,549
Dow Chemical Co. .....................................           770         25,194
Du Pont (E.I.) de Nemours & Co. ......................         1,880         88,642
Eastman Chemical Co. .................................            63          3,074
Engelhard Corp. ......................................         1,604         49,772
Great Lakes Chemical Corp. ...........................            40          1,127
Hercules, Inc.+ ......................................            89          1,185
IMC Global, Inc. .....................................         6,000         88,500
PPG Industries, Inc. .................................           150          8,236
Praxair, Inc. ........................................         1,531         91,554
Rohm & Haas Co. ......................................           190          8,031
Sherwin-Williams Co. .................................           126          3,588
Sigma-Aldrich Corp. ..................................            60          2,818

FOREST PRODUCTS -- 0.3%
Bemis Co. ............................................            50          2,718
Boise Cascade Corp. ..................................            43          1,558
Georgia-Pacific Group ................................           200          5,990
International Paper Co. ..............................         1,410         60,644
Louisiana-Pacific Corp. ..............................            85            913
Meadwestvaco Corp. ...................................           170          5,636
Pactiv Corp.+ ........................................           140          2,803
Sealed Air Corp.+ ....................................            68          3,201
Temple-Inland, Inc. ..................................            40          2,269
Weyerhaeuser Co. .....................................           190         11,943

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
METALS & MINERALS -- 0.3%
Alcan Aluminium, Ltd. ................................           280   $     11,096
Alcoa, Inc. ..........................................           730         27,550
Allegheny Technologies, Inc.+ ........................            65          1,075
Ball Corp. ...........................................            50          2,361
Barrick Gold Corp. ...................................           460          8,538
Freeport-McMoRan Copper & Gold, Inc., Class B+ .......           117          2,061
Inco, Ltd.+ ..........................................           160          3,131
Newmont Mining Corp. .................................           340          9,415
Nucor Corp. ..........................................            70          4,497
Phelps Dodge Corp. ...................................            64          2,694
Placer Dome, Inc. ....................................           280          3,430
United States Steel Corp. ............................            80          1,452
Vulcan Materials Co. .................................            90          4,279
Worthington Industries, Inc. .........................            70          1,075
                                                                       ------------
                                                                            564,929
                                                                       ------------

REAL ESTATE -- 0.1%
REAL ESTATE INVESTMENT TRUSTS
Equity Office Properties Trust .......................           360         10,796
Equity Residential Properties Trust ..................           221          6,352
Plum Creek Timber Co., Inc. ..........................           160          4,754
                                                                       ------------
                                                                             21,902
                                                                       ------------

U.S. GOVERNMENT & AGENCIES -- 2.0%
Fannie Mae ...........................................         2,360        188,517
Freddie Mac...........................................         5,900        373,883
                                                                       ------------
                                                                            562,400
                                                                       ------------

UTILITIES -- 3.7%
ELECTRIC UTILITIES -- 1.4%
AES Corp.+ ...........................................           460          4,140
Allegheny Energy, Inc. ...............................           110          4,548
Alliant Energy Corp.+ ................................         3,000         90,660
Ameren Corp. .........................................           120          5,130
American Electric Power Co., Inc. ....................           280         12,905
Calpine Corp.+ .......................................           260          3,302
Cinergy Corp. ........................................           140          5,005
CMS Energy Corp. .....................................           108          2,444
Consolidated Edison, Inc. ............................           180          7,544
Constellation Energy Group, Inc. .....................           134          4,134
Dominion Resources, Inc. .............................           230         14,987
DTE Energy Co. .......................................           140          6,370
Duke Energy Corp. ....................................           710         26,838
Edison International+ ................................           280          4,690
Entergy Corp. ........................................           190          8,248
Exelon Corp. .........................................           280         14,832
FirstEnergy Corp. ....................................           260          8,991
FPL Group, Inc. ......................................           150          8,932
Mirant Corp.+ ........................................           340          4,913

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
NiSource, Inc. .......................................           180   $      4,131
Pacific Gas & Electric Corp.+ ........................           330          7,775
Pinnacle West Capital Corp. ..........................            69          3,129
PPL Corp. ............................................           130          5,149
Progress Energy, Inc. ................................           190          9,508
Public Service Enterprise Group, Inc. ................           180          8,244
Reliant Energy, Inc. .................................           260          6,705
Sempra Energy ........................................           180          4,527
Sierra Pacific Resources Co. .........................         5,000         75,450
Southern Co. .........................................           600         15,894
TECO Energy, Inc. ....................................           114          3,264
Xcel Energy, Inc. ....................................           320          8,112

GAS & PIPELINE UTILITIES -- 0.8%
Dynegy, Inc., Class A ................................           300          8,700
El Paso Corp. ........................................         4,240        186,687
KeySpan Corp. ........................................           113          4,112
Kinder Morgan, Inc. ..................................           110          5,327
NICOR, Inc. ..........................................            40          1,822
Peoples Energy Corp. .................................            30          1,181
Williams Cos., Inc. ..................................           440         10,367

TELEPHONE -- 1.5%
Alltel Corp. .........................................           270         14,998
AT&T Corp. ...........................................         6,040         94,828
BellSouth Corp. ......................................         1,610         59,345
CenturyTel, Inc. .....................................           113          3,842
Qwest Communications International, Inc. .............         1,430         11,755
SBC Communications, Inc.+ ............................         4,680        175,219
Sprint Corp.-FON Group ...............................           760         11,620
Sprint Corp.-PCS Group+ ..............................           850          8,747
WorldCom, Inc.+ ......................................         5,367         36,175
                                                                       ------------
                                                                          1,025,226
                                                                       ------------
TOTAL COMMON STOCK (cost $26,883,400).................                   26,888,295
                                                                       ------------

EXCHANGE-TRADED FUNDS -- 0.2%
------------------------------------------------------------------------------------
SPDR Trust Series 1 (cost $57,704) ...................           500         57,260
                                                                       ------------

PREFERRED STOCK -- 0.1%
------------------------------------------------------------------------------------
CONSUMER STAPLES
FOOD, BEVERAGE & TOBACCO
Ambev Cia De Bebid Npv (cost $21,700) ................       107,000         20,948
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $26,962,804)........                   26,966,503
                                                                       ------------

----------------
116

SHORT-TERM SECURITIES -- 0.1%                             PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES
United States Treasury Bills 1.81% due 6/20/02@ (cost
 $39,839).............................................
TOTAL SHORT-TERM SECURITIES (cost $39,839)............  $     40,000   $     39,839
                                                                       ------------

REPURCHASE AGREEMENT -- 1.9%
------------------------------------------------------------------------------------
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3)
 (cost $532,000)......................................       532,000        532,000
                                                                       ------------

TOTAL INVESTMENTS -- (cost $27,534,643)                      98.0%   27,538,342
Other assets less liabilities --                              2.0       555,162
                                                       ----------  ------------
NET ASSETS --                                               100.0% $ 28,093,504
                                                       ==========  ============

-------------
+ Non-income producing securities
# Security represents an investment in an affiliated company
ADR -- American Depository Receipt
(1) When-issued security
@ The security or a portion thereof represents collateral for the following open future contracts:

OPEN FUTURES CONTRACTS
--------------------------------------------------------------------------------------------------
      NUMBER OF                          EXPIRATION    VALUE AT      VALUE AS OF       UNREALIZED
      CONTRACTS         DESCRIPTION         DATE      TRADE DATE    MARCH 31, 2002    DEPRECIATION
--------------------------------------------------------------------------------------------------
       1 Long           S & P 500 Index  June 2002     $287,408        $287,300          $(108)
                                                                                         =====

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
LARGE CAP
VALUE PORTFOLIO                           INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 97.1%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 6.3%
APPAREL & TEXTILES -- 0.9%
Jones Apparel Group, Inc.+ ...........................           460   $     16,077
Liz Claiborne, Inc. ..................................           390         11,060
Nike, Inc., Class B ..................................         9,690        581,497
Reebok International, Ltd.+ ..........................           220          5,947
V.F. Corp. ...........................................           410         17,732

AUTOMOTIVE -- 1.5%
B.F. Goodrich Co. ....................................           380         12,023
Cooper Tire & Rubber Co. .............................           270          5,846
Dana Corp. ...........................................           550         11,808
Delphi Automotive Systems Corp. ......................         2,070         33,099
Ford Motor Co. .......................................        12,290        202,662
General Motors Corp. .................................         2,050        123,922
Genuine Parts Co. ....................................         6,940        255,184
Goodyear Tire & Rubber Co. ...........................        11,100        283,827
Navistar International Corp.+ ........................           220          9,746
PACCAR, Inc. .........................................           280         20,499
Ryder System, Inc. ...................................           220          6,499
TRW, Inc. ............................................         1,770         91,102
Visteon Corp. ........................................           480          7,944

HOUSING -- 0.6%
Black & Decker Corp. .................................         2,600        121,004
Centex Corp. .........................................           230         11,944
Grainger (W.W.), Inc. ................................           350         19,680
KB HOME ..............................................           190          8,246
Leggett & Platt, Inc. ................................           730         18,104
Masco Corp. ..........................................         1,700         46,665
Pulte Corp. ..........................................           220         10,527
Stanley Works ........................................         3,000        138,750
Whirlpool Corp. ......................................           250         18,888

RETAIL -- 3.3%
Albertson's, Inc. ....................................         1,500         49,710
Big Lots, Inc.+ ......................................           420          5,901
Circuit City Stores, Inc. ............................           770         13,891
Costco Wholesale Corp.+ ..............................         1,670         66,499
CVS Corp. ............................................        10,750        369,047
Dillard's, Inc., Class A .............................           310          7,397
Dollar General Corp. .................................        19,530        317,948
Family Dollar Stores, Inc. ...........................         8,000        268,080
Federated Department Stores, Inc.+ ...................           710         29,004
Gap, Inc. ............................................         3,200         48,128
Limited, Inc. ........................................         1,910         34,189
May Department Stores Co. ............................        15,080        525,538
Nordstrom, Inc. ......................................           500         12,250

----------------
118

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Office Depot, Inc.+ ..................................         1,140   $     22,629
Penney (J.C.) Co., Inc. ..............................         4,080         84,497
Safeway, Inc.+ .......................................         1,860         83,737
Sears, Roebuck & Co. .................................         1,190         61,011
Staples, Inc.+ .......................................         1,710         34,149
Toys "R" Us, Inc.+ ...................................        11,630        208,875
Winn-Dixie Stores, Inc. ..............................           520          8,341
                                                                       ------------
                                                                          4,341,103
                                                                       ------------

CONSUMER STAPLES -- 6.5%
FOOD, BEVERAGE & TOBACCO -- 3.8%
Adolph Coors Co., Class B ............................           130          8,771
Archer-Daniels-Midland Co. ...........................         2,420         33,711
Brown-Forman Corp., Class B ..........................         3,450        251,022
Campbell Soup Co. ....................................         5,300        142,040
Coca-Cola Enterprises, Inc. ..........................         1,640         30,799
ConAgra Foods, Inc. ..................................         1,990         48,258
Fortune Brands, Inc. .................................         6,250        308,562
General Mills, Inc. ..................................         3,300        161,205
Hershey Foods Corp. ..................................         3,000        205,620
Kellogg Co. ..........................................         9,300        312,201
McCormick & Co., Inc. ................................         1,900         97,147
Pepsi Bottling Group, Inc. ...........................         1,060         27,422
PepsiCo, Inc. ........................................         1,700         87,550
Philip Morris Cos., Inc. .............................         6,900        363,423
RJ Reynolds Tobacco Holdings, Inc. ...................             0              0
SUPERVALU, Inc. ......................................           490         12,642
Universal Corp. ......................................         5,100        200,736
UST, Inc. ............................................         7,700        299,761

HOUSEHOLD PRODUCTS -- 2.7%
Alberto-Culver Co., Class B ..........................           210         11,340
American Greetings Corp., Class A ....................           240          4,356
Clorox Co. ...........................................         4,100        178,883
Gillette Co. .........................................         6,900        234,669
International Flavors & Fragrances, Inc. .............         6,700        234,299
Kimberly-Clark Corp. .................................        15,000        969,750
Newell Rubbermaid, Inc. ..............................           990         31,641
Procter & Gamble Co. .................................         2,600        234,234
                                                                       ------------
                                                                          4,490,042
                                                                       ------------

ENERGY -- 10.3%
ENERGY SERVICES -- 2.0%
Baker Hughes, Inc. ...................................         3,640        139,230
ChevronTexaco Corp. ..................................        10,374        936,461
Halliburton Co. ......................................         1,590         27,141
McDermott International, Inc.+ .......................           230          3,576
Nabors Industries, Inc.+ .............................           520         21,970
Rowan Cos., Inc.+ ....................................           350          8,064
Schlumberger, Ltd. ...................................         2,130        125,287

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SERVICES (CONTINUED)
Transocean Sedco Forex, Inc. .........................         1,180   $     39,211
TXU Corp. ............................................           980         53,420

ENERGY SOURCES -- 8.3%
Amerada Hess Corp. ...................................         4,130        327,757
Anadarko Petroleum Corp. .............................           920         51,925
Apache Corp. .........................................           510         29,009
BP Amoco PLC ADR .....................................         8,204        435,632
Burlington Resources, Inc. ...........................           740         29,666
Conoco, Inc. .........................................         2,310         67,406
Devon Energy Corp. ...................................           570         27,514
EOG Resources, Inc. ..................................           430         17,441
Exxon Mobil Corp. ....................................        63,702      2,792,059
GlobalSantaFe Corp. ..................................         7,000        228,900
Kerr-McGee Corp. .....................................           370         23,254
Marathon Oil Corp. ...................................         5,340        153,792
Noble Drilling Corp.+ ................................           490         20,281
Occidental Petroleum Corp. ...........................         1,380         40,227
Petroleo Brasileiro SA ADR ...........................         7,500        186,975
Phillips Petroleum Co. ...............................         1,410         88,548
Royal Dutch Petroleum Co. ............................        12,550        681,716
Shell Transport & Trading Co. ADR ....................         5,100        225,828
Sunoco, Inc. .........................................           280         11,203
Unocal Corp. .........................................         7,705        300,110
                                                                       ------------
                                                                          7,093,603
                                                                       ------------

FINANCE -- 25.1%
BANKS -- 8.8%
AmSouth Bancorp. .....................................         1,350         29,673
Bank of America Corp. ................................        12,920        878,818
Bank One Corp. .......................................        13,010        543,558
BB&T Corp. ...........................................         1,700         64,787
Charter One Financial, Inc. ..........................           830         25,913
Comerica, Inc. .......................................           660         41,296
FleetBoston Financial Corp. ..........................        12,670        443,450
Golden West Financial Corp. ..........................           580         36,830
Huntington Bancshares, Inc. ..........................           930         18,321
J.P. Morgan Chase & Co. ..............................        20,790        741,164
KeyCorp. .............................................         1,570         41,841
Marshall & Ilsley Corp. ..............................           400         24,896
Mercantile Bankshares Corp. ..........................         3,600        155,736
National City Corp. ..................................        22,350        687,486
PNC Financial Services Group, Inc. ...................         4,170        256,413
Regions Financial Corp. ..............................           840         28,854
SouthTrust Corp. .....................................         1,280         33,792
SunTrust Banks, Inc. .................................         1,070         71,401
Synovus Financial Corp. ..............................         1,080         32,918
U.S. Bancorp .........................................         7,060        159,344
Union Planters Corp. .................................           510         24,169
Wachovia Corp. .......................................         5,030        186,512
Washington Mutual, Inc. ..............................        21,010        696,061

----------------
120

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Wells Fargo & Co. ....................................        16,970   $    838,318
Zions Bancorp ........................................           340         20,152

FINANCIAL SERVICES -- 6.8%
American Express Co. .................................        11,830        484,557
Bear Stearns Cos., Inc. ..............................           370         23,217
Capital One Financial Corp. ..........................           790         50,441
Citigroup, Inc. ......................................        44,126      2,185,120
Countrywide Credit Industries, Inc. ..................           450         20,138
Dow Jones & Co., Inc. ................................         3,400        197,948
Dun & Bradstreet Corp.+ ..............................         2,650        106,026
Ford Motor Company Capital Trust II ..................         1,100         61,864
Goldman Sachs Group, Inc. ............................         2,200        198,550
Household International, Inc. ........................         1,690         95,992
KPMG Consulting, Inc.+ ...............................         8,100        163,620
Lehman Brothers Holdings, Inc. .......................           900         58,176
MBNA Corp. ...........................................         3,150        121,495
Mellon Financial Corp. ...............................         8,400        324,156
Merrill Lynch & Co., Inc. ............................         3,110        172,232
Moody's Corp. ........................................         4,000        164,400
Morgan Stanley, Dean Witter & Co. ....................         4,070        233,252
Providian Financial Corp. ............................         1,050          7,928
Prudential Financial, Inc.+ ..........................         1,400         43,470
Stilwell Financial, Inc. .............................           820         20,082
T. Rowe Price Associates, Inc. .......................           460         17,908

INSURANCE -- 7.7%
ACE, Ltd. ............................................        13,060        544,602
AFLAC, Inc. ..........................................         1,930         56,935
Allstate Corp. .......................................         2,640         99,713
AMBAC Financial Group, Inc. ..........................           390         23,037
American International Group, Inc.# ..................        11,339        817,995
Aon Corp. ............................................         4,900        171,500
Chubb Corp. ..........................................         7,030        513,893
CIGNA Corp. ..........................................         4,840        490,728
Cincinnati Financial Corp. ...........................           600         26,196
Conseco, Inc.+ .......................................         1,270          4,597
Franklin Resources, Inc. .............................           970         40,662
Hartford Financial Services Group, Inc. ..............        14,610        995,233
Jefferson-Pilot Corp. ................................           560         28,045
John Hancock Financial Services, Inc. ................         1,100         42,009
Lincoln National Corp. ...............................         2,900        147,117
Loews Corp. ..........................................           710         41,592
Marsh & McLennan Cos. ................................         3,300        372,042
MBIA, Inc. ...........................................           550         30,080
MetLife, Inc. ........................................         2,680         84,420
MGIC Investment Corp. ................................           400         27,372
Progressive Corp. ....................................           270         44,987
SAFECO Corp. .........................................         7,070        226,523
St. Paul Cos., Inc. ..................................         2,870        131,590
Torchmark Corp. ......................................           460         18,533
UnumProvident Corp. ..................................        10,200        284,886

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
XL Capital, Ltd., Class A ............................           490   $     45,742

REGISTERED INVESTMENT COMPANIES -- 1.8%
T. Rowe Price Reserve Investment Fund ................     1,235,038      1,235,038
                                                                       ------------
                                                                         17,377,342
                                                                       ------------

HEALTHCARE -- 4.8%
DRUGS -- 3.5%
Abbott Laboratories, Inc. ............................         5,900        310,340
Bristol-Myers Squibb Co. .............................         9,100        368,459
Merck & Co., Inc. ....................................         6,400        368,512
Pharmacia Corp. ......................................        12,761        575,266
Schering-Plough Corp. ................................        14,600        456,980
Watson Pharmaceuticals, Inc.+ ........................           390         10,565
Wyeth ................................................         5,000        328,250

HEALTH SERVICES -- 0.4%
Aetna, Inc. ..........................................           540         20,963
HCA, Inc. ............................................         1,900         83,752
Health Management Associates, Inc., Class A+ .........           890         18,450
HEALTHSOUTH Corp.+ ...................................         1,450         20,807
Humana, Inc.+ ........................................           620          8,388
Manor Care, Inc.+ ....................................           380          8,854
Quintiles Transnational Corp.+ .......................           440          7,810
Tenet Healthcare Corp.+ ..............................         1,200         80,424
Wellpoint Health Networks, Inc., Class A+ ............           540         34,382

MEDICAL PRODUCTS -- 0.9%
AmerisourceBergen Corp. ..............................           380         25,954
Bausch & Lomb, Inc. ..................................           200          8,914
Beckman Coulter, Inc. ................................         4,300        219,601
Becton Dickinson & Co. ...............................         4,760        179,547
C.R. Bard, Inc. ......................................         2,300        135,815
McKesson HBOC, Inc. ..................................         1,060         39,676
                                                                       ------------
                                                                          3,311,709
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 9.5%
AEROSPACE & MILITARY TECHNOLOGY -- 2.1%
Boeing Co. ...........................................         3,100        149,575
General Dynamics Corp. ...............................           750         70,463
ITT Industries, Inc. .................................           330         20,803
Lockheed Martin Corp. ................................         6,140        353,541
Northrop Grumman Corp. ...............................           410         46,351
Raytheon Co. .........................................         5,450        223,722
Rockwell Collins, Inc. ...............................         9,980        251,696
Rockwell International Corp. .........................        10,380        208,223
United Technologies Corp. ............................         1,750        129,850

BUSINESS SERVICES -- 1.2%
Allied Waste Industries, Inc.+ .......................           730          9,490
Cendant Corp.+ .......................................         3,630         69,696

----------------
122

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Donnelley (R.R.) & Sons Co. ..........................         5,320   $    165,452
Fluor Corp. ..........................................           300         12,237
Pall Corp. ...........................................         9,750        199,777
TMP Worldwide, Inc.+ .................................           410         14,133
Waste Management, Inc. ...............................        12,420        338,445

ELECTRICAL EQUIPMENT -- 0.8%
Dover Corp. ..........................................           750         30,750
Emerson Electric Co. .................................         5,960        342,045
Hubbell Inc., Class B ................................         5,000        164,500
Jabil Circuit, Inc.+ .................................           730         17,177
Johnson Controls, Inc. ...............................           320         28,259
Power-One, Inc.+ .....................................           290          2,372
Thomas & Betts Corp. .................................           220          4,655

MACHINERY -- 1.6%
Caterpillar, Inc. ....................................         6,870        390,559
Cooper Industries, Inc. ..............................         7,550        316,722
Cummins Engine Co., Inc. .............................           150          7,085
Danaher Corp. ........................................           550         39,061
Deere & Co. ..........................................           880         40,084
Illinois Tool Works, Inc. ............................         3,730        269,866
Ingersoll Rand Company, Ltd. .........................           620         31,012
Parker-Hannifin Corp. ................................           430         21,457
Snap-on, Inc. ........................................           210          7,151

MULTI-INDUSTRY -- 2.4%
Aramark Corp.+ .......................................           800         21,120
Crane Co. ............................................           220          6,015
General Electric Co. .................................         7,000        262,150
Honeywell International, Inc. ........................        14,910        570,606
Minnesota Mining & Manufacturing Co. .................         2,500        287,525
Textron, Inc. ........................................           520         26,572
Tyco International, Ltd. .............................        14,780        477,689

TRANSPORTATION -- 1.4%
AMR Corp.+ ...........................................           570         15,054
Burlington Northern Santa Fe Corp. ...................         1,420         42,855
Canadian National Railway Co. ........................         2,000         99,920
CSX Corp. ............................................           790         30,107
FedEx Corp.+ .........................................         1,100         63,910
Norfolk Southern Corp. ...............................        10,430        249,694
Union Pacific Corp. ..................................         7,020        436,223
                                                                       ------------
                                                                          6,565,649
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 7.7%
BROADCASTING & MEDIA -- 5.5%
Adelphia Communications Corp., Class A ...............        38,200        569,180
AOL Time Warner, Inc.+ ...............................        16,360        386,914
AT&T Wireless Services, Inc.+ ........................        43,667        390,820
Clear Channel Communications, Inc.+ ..................         2,210        113,616
Comcast Corp., Class A+ ..............................        14,490        460,782

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Gannett Co. ..........................................         1,580   $    120,238
Knight Ridder, Inc. ..................................         4,510        309,792
Liberty Media Corp.+ .................................        33,600        424,704
Meredith Corp. .......................................           180          7,652
Reader's Digest Association, Inc., Class A ...........         6,100        136,701
The Walt Disney Co. ..................................        21,540        497,143
Tribune Co. ..........................................         1,100         50,006
Viacom, Inc., Class B+ ...............................         6,560        317,307

ENTERTAINMENT PRODUCTS -- 0.6%
Brunswick Corp. ......................................           320          8,742
Eastman Kodak Co. ....................................         7,980        248,737
Hasbro, Inc. .........................................        11,240        177,817

LEISURE & TOURISM -- 1.6%
Carnival Corp. .......................................         2,170         70,850
Darden Restaurants, Inc. .............................           430         17,454
Delta Air Lines, Inc. ................................           460         15,051
Harrah's Entertainment, Inc.+ ........................           420         18,589
Hilton Hotels Corp. ..................................        12,970        185,471
Marriott International, Inc., Class A ................           890         40,006
McDonald's Corp. .....................................        12,450        345,487
Southwest Airlines Co. ...............................         2,830         54,761
Starwood Hotels & Resorts Worldwide, Inc. ............         9,230        347,140
Wendy's International, Inc. ..........................           390         13,642
                                                                       ------------
                                                                          5,328,602
                                                                       ------------

INFORMATION TECHNOLOGY -- 8.0%
COMMUNICATION EQUIPMENT -- 0.0%
Palm, Inc.+ ..........................................         2,140          8,539
Symbol Technologies, Inc. ............................           840          9,441

COMPUTER SERVICES -- 0.2%
Autodesk, Inc. .......................................           200          9,338
Computer Associates International, Inc. ..............         2,140         46,845
Sapient Corp.+ .......................................           470          2,232
Unisys Corp.+ ........................................         4,690         59,235

COMPUTERS & BUSINESS EQUIPMENT -- 3.2%
Apple Computer, Inc.+ ................................         1,310         31,008
Compaq Computer Corp. ................................        80,700        843,315
Computer Sciences Corp.+ .............................           630         31,973
Dell Computer Corp.+ .................................        10,700        279,377
Gateway, Inc.+ .......................................         1,200          7,584
Hewlett-Packard Co. ..................................        53,480        959,431
NCR Corp.+ ...........................................           360         16,110
Xerox Corp.+ .........................................         6,360         68,370

COMPUTER SOFTWARE -- 0.3%
BMC Software, Inc.+ ..................................           900         17,505
Compuware Corp.+ .....................................         1,380         17,816
Microsoft Corp.+ .....................................         2,200        132,682

----------------
124

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
Novell, Inc.+ ........................................         1,340   $      5,212

ELECTRONICS -- 1.8%
Advanced Micro Devices, Inc.+ ........................         1,260         18,535
Agere Systems, Inc.+ .................................        27,000        105,030
Agilent Technologies, Inc.+ ..........................         1,710         59,782
American Power Conversion Corp. ......................           720         10,642
Applied Micro Circuits Corp.+ ........................         1,110          8,880
Broadcom Corp., Class A+ .............................           970         34,823
Conexant Systems, Inc.+ ..............................           950         11,448
Eaton Corp. ..........................................         2,060        166,819
LSI Logic Corp.+ .....................................         1,360         23,120
Micron Technology, Inc.+ .............................         2,220         73,038
Molex, Inc. ..........................................           720         24,962
National Semiconductor Corp.+ ........................           660         22,235
Novellus Systems, Inc.+ ..............................           530         28,694
PerkinElmer, Inc. ....................................           450          8,325
Sanmina Corp.+ .......................................         1,930         22,677
Solectron Corp.+ .....................................         3,030         23,634
Tektronix, Inc.+ .....................................           340          8,044
Teradyne, Inc.+ ......................................         9,870        389,174
Texas Instruments, Inc. ..............................         6,100        201,910
Thermo Electron Corp.+ ...............................           660         13,682
Vitesse Semiconductor Corp.+ .........................           740          7,252

INTERNET CONTENT -- 0.0%
Sabre Holdings Corp.+ ................................           500         23,355

TELECOMMUNICATIONS -- 2.5%
ADC Telecommunications, Inc. .........................         2,930         11,925
Andrew Corp.+ ........................................           300          5,019
CIENA Corp.+ .........................................         1,220         10,980
Citizens Communications Co.+ .........................         1,040         11,180
Comverse Technology, Inc.+ ...........................           690          8,742
Corning, Inc. ........................................         9,790         74,600
JDS Uniphase Corp.+ ..................................         5,020         29,568
Lucent Technologies, Inc.+ ...........................        27,950        132,203
McLeodUSA, Inc., Class A+(1) .........................        35,600          5,696
Motorola, Inc. .......................................        39,130        555,646
Nortel Networks Corp. ................................        11,850         53,207
Scientific-Atlanta, Inc. .............................           580         13,398
Tellabs, Inc.+ .......................................         1,520         15,914
Verizon Communications, Inc. .........................        16,672        761,077
                                                                       ------------
                                                                          5,521,229
                                                                       ------------

MATERIALS -- 6.9%
CHEMICALS -- 3.6%
Air Products & Chemicals, Inc. .......................           840         43,386
Ashland, Inc. ........................................         8,060        366,811
Dow Chemical Co. .....................................        16,330        534,318
Du Pont (E.I.) de Nemours & Co. ......................        21,890      1,032,114
Eastman Chemical Co. .................................           290         14,149

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
Engelhard Corp. ......................................         1,480   $     45,924
Great Lakes Chemical Corp. ...........................         5,690        160,287
Hercules, Inc.+ ......................................         9,100        121,121
PPG Industries, Inc. .................................           620         34,044
Praxair, Inc. ........................................           600         35,880
Rohm & Haas Co. ......................................           820         34,661
Sherwin-Williams Co. .................................           570         16,234
Sigma-Aldrich Corp. ..................................           270         12,679

FOREST PRODUCTS -- 1.4%
Bemis Co. ............................................           200         10,870
Boise Cascade Corp. ..................................           220          7,973
Georgia-Pacific Group ................................           850         25,457
International Paper Co. ..............................         9,668        415,821
Louisiana-Pacific Corp. ..............................           390          4,189
Meadwestvaco Corp. ...................................         3,130        103,759
Pactiv Corp.+ ........................................           590         11,812
Temple-Inland, Inc. ..................................           180         10,210
Weyerhaeuser Co. .....................................         6,210        390,360

METALS & MINERALS -- 1.9%
Alcan Aluminium, Ltd. ................................         1,190         47,160
Alcoa, Inc. ..........................................        24,830        937,084
Allegheny Technologies, Inc.+ ........................           300          4,962
Armstrong Holdings, Inc.+ ............................         1,400          4,368
Ball Corp. ...........................................           200          9,444
Barrick Gold Corp. ...................................         1,980         36,749
Freeport-McMoRan Copper & Gold, Inc., Class B+ .......           530          9,339
Inco, Ltd.+ ..........................................           670         13,112
Newmont Mining Corp. .................................         1,450         40,150
Nucor Corp. ..........................................         1,990        127,838
Phelps Dodge Corp. ...................................         1,290         54,309
Placer Dome, Inc. ....................................         1,210         14,822
United States Steel Corp. ............................           330          5,989
Vulcan Materials Co. .................................           370         17,590
Worthington Industries, Inc. .........................           320          4,915
                                                                       ------------
                                                                          4,759,890
                                                                       ------------

REAL ESTATE -- 0.7%
REAL ESTATE INVESTMENT TRUSTS
Archstone Smith Trust ................................         2,300         61,617
Equity Office Properties Trust .......................         1,530         45,885
Equity Residential Properties Trust ..................         1,000         28,740
Rouse Co. ............................................         3,800        117,724
Simon Property Group, Inc. ...........................         5,900        192,517
                                                                       ------------
                                                                            446,483
                                                                       ------------

U.S. GOVERNMENT & AGENCIES -- 0.9%
Fannie Mae ...........................................         5,900        471,292

----------------
126

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Freddie Mac ..........................................         2,570   $    162,861
                                                                       ------------
                                                                            634,153
                                                                       ------------

UTILITIES -- 10.4%
ELECTRIC UTILITIES -- 4.1%
AES Corp.+ ...........................................         1,970         17,730
Allegheny Energy, Inc. ...............................           460         19,021
Ameren Corp. .........................................           510         21,803
American Electric Power Co., Inc. ....................         1,190         54,847
Calpine Corp.+ .......................................         1,130         14,351
Cinergy Corp. ........................................           620         22,165
CMS Energy Corp. .....................................           490         11,089
Consolidated Edison, Inc. ............................           790         33,109
Constellation Energy Group, Inc. .....................         9,310        287,213
Dominion Resources, Inc. .............................           970         63,205
DTE Energy Co. .......................................           600         27,300
Duke Energy Corp. ....................................         8,850        334,530
Entergy Corp. ........................................           820         35,596
Exelon Corp. .........................................         8,827        467,566
FirstEnergy Corp. ....................................        13,000        449,540
FPL Group, Inc. ......................................           650         38,708
Mirant Corp.+ ........................................         1,480         21,386
NiSource, Inc. .......................................         8,470        194,386
NiSource, Inc.+(2) ...................................            59            137
Pacific Gas & Electric Corp.+ ........................         1,430         33,691
Pinnacle West Capital Corp. ..........................           310         14,059
PPL Corp. ............................................           540         21,389
Progress Energy, Inc. ................................         5,410        270,716
Public Service Enterprise Group, Inc. ................           760         34,808
Reliant Energy, Inc. .................................         1,100         28,369
SCANA Corp. ..........................................         5,600        171,360
Sempra Energy ........................................           770         19,366
Southern Co. .........................................         2,570         68,079
TECO Energy, Inc. ....................................           520         14,888
Xcel Energy, Inc. ....................................         1,360         34,476

GAS & PIPELINE UTILITIES -- 0.5%
Dynegy, Inc., Class A ................................         1,300         37,700
El Paso Corp. ........................................         1,890         83,217
KeySpan Corp. ........................................           510         18,559
Kinder Morgan, Inc. ..................................           460         22,278
National Fuel Gas Co. ................................         5,200        126,620
NICOR, Inc. ..........................................           160          7,288
Peoples Energy Corp. .................................           130          5,119
Williams Cos., Inc. ..................................         1,910         44,999

TELEPHONE -- 5.8%
Alltel Corp. .........................................         5,850        324,968
AT&T Corp. ...........................................        52,830        829,431
BellSouth Corp. ......................................        19,240        709,186
CenturyTel, Inc. .....................................           520         17,680
Qwest Communications International, Inc. .............        51,060        419,713
SBC Communications, Inc.+ ............................        19,490        729,706

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE (CONTINUED)
Sprint Corp.-FON Group ...............................        14,880   $    227,514
WorldCom, Inc.+ ......................................       108,500        731,290
                                                                       ------------
                                                                          7,160,151
                                                                       ------------
TOTAL COMMON STOCK (cost $67,361,025).................                   67,029,956
                                                                       ------------
EXCHANGE-TRADED FUNDS -- 1.3%
------------------------------------------------------------------------------------
iShares S&P 500/Barra Value Index Fund
 (cost $840,591) .....................................        15,000        838,950
                                                                       ------------
PREFERRED STOCK -- 0.0%
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
TELECOMMUNICATIONS
Lucent Technologies, Inc. 8.00% ......................            30         27,600
Lucent Technologies, Inc. 8.00%* .....................            12         11,040
                                                                       ------------
TOTAL PREFERRED STOCK (cost $39,079)..................                       38,640
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $68,240,695)........                   67,907,546
                                                                       ------------
SHORT-TERM SECURITIES -- 0.2%                             PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES
United States Treasury Bills 1.81% due 6/20/02@
 (cost $129,477) .....................................  $    130,000        129,477
                                                                       ------------
REPURCHASE AGREEMENTS -- 1.7%
------------------------------------------------------------------------------------
Agreement with State Street Bank & Trust Co., bearing
 interest at 0.85%, dated 03/28/02, to be repurchased
 04/01/02 in the amount of $608,057 and collateralized
 by $810,000 of United States Treasury Bonds, bearing
 interest at 8.75%, due 11/15/08 and having an
 approximate value of $623,700 .......................       608,000        608,000
BNP Paribas Joint Repurchase Agreement Account
 (Note 3) ............................................       550,000        550,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $1,158,000).........                    1,158,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $69,528,172)                                            100.3%   69,195,023
Liabilities in excess of other assets --                         (0.3)     (188,309)
                                                              -------  ------------
NET ASSETS --                                                   100.0% $ 69,006,714
                                                              =======  ============

-------------
ADR -- American Depository Receipt
# Security represents an investment in an affiliated company
+ Non-income producing securities
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers
(1) Fair valued security -- See Note 2
(2) Stock appreciation income linked security
@ The security or a portion thereof represents collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------------------------------
      NUMBER OF                                                               VALUE AT     VALUE AS OF      UNREALIZED
      CONTRACTS         DESCRIPTION                        EXPIRATION DATE   TRADE DATE   MARCH 31, 2002   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
       5 long           S & P Barra Value Index            June 2002          $700,950       $696,500        $(4,450)
                                                                                                             =======

See Notes to Financial Statements

----------------
128

----------------

SEASONS SERIES TRUST
MID CAP GROWTH PORTFOLIO                  INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 94.0%
                                                      SHARES       VALUE
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.6%
APPAREL & TEXTILES -- 0.8%
Cintas Corp. .....................................       4,768  $   237,732
Columbia Sportswear Co.+ .........................         151        5,066
Foot Locker, Inc.+ ...............................          98        1,586
Gucci Group NV ...................................       1,200      111,024
Jones Apparel Group, Inc.+ .......................       1,200       41,940
Nike, Inc., Class B ..............................          58        3,481
Oakley, Inc.+ ....................................         381        6,820
Timberland Co., Class A+ .........................         300       12,675

AUTOMOTIVE -- 0.5%
AutoZone, Inc.+ ..................................         520       35,802
Donaldson Co., Inc. ..............................       2,300       92,483
Harley-Davidson, Inc. ............................       2,100      115,773
SPX Corp.+ .......................................         123       17,414

HOUSING -- 0.2%
Black & Decker Corp. .............................         273       12,706
Lennar Corp. .....................................       1,600       84,416
Maytag Corp. .....................................         757       33,497

RETAIL -- 8.1%
Abercrombie & Fitch Co., Class A+ ................       1,365       42,042
Amazon.Com, Inc.+ ................................       2,817       40,283
American Eagle Outfitters, Inc. ..................         741       18,355
Barnes & Noble, Inc.+ ............................       6,692      207,385
Bed Bath & Beyond, Inc.+ .........................      11,515      388,631
Best Buy Co., Inc.+ ..............................       2,475      196,020
Big Lots, Inc.+ ..................................          98        1,377
BJ's Wholesale Club, Inc.+ .......................       2,673      119,483
Blockbuster, Inc. ................................          93        2,183
Coach, Inc.+ .....................................       2,345      118,915
CVS Corp. ........................................       1,500       51,495
Dollar General Corp. .............................       9,224      150,167
Dollar Tree Stores, Inc.+ ........................       4,196      137,671
Family Dollar Stores, Inc. .......................       6,118      205,014
Kohl's Corp.+ ....................................       1,000       71,150
Krispy Kreme Doughnuts, Inc.+ ....................         617       25,204
Limited, Inc. ....................................       1,269       22,722
Michaels Stores, Inc.+ ...........................       4,300      162,540
Radioshack Corp. .................................       2,663       79,997
Rite Aid Corp.+ ..................................       3,473       12,017
Ross Stores, Inc. ................................      14,300      540,969
Staples, Inc.+ ...................................      30,526      609,604
Starbucks Corp.+ .................................      10,355      239,511
Talbots, Inc. ....................................         345       12,213
The Men's Wearhouse, Inc.+ .......................       2,100       49,035
Tiffany & Co. ....................................       5,953      211,629
TJX Cos., Inc. ...................................       7,852      314,158

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Whole Foods Market, Inc.+ ........................         746  $    34,085
Williams-Sonoma, Inc.+ ...........................       3,061      140,775
Winn-Dixie Stores, Inc. ..........................          90        1,444
                                                                -----------
                                                                  5,018,489
                                                                -----------

CONSUMER STAPLES -- 1.2%
FOOD, BEVERAGE & TOBACCO -- 1.1%
Bunge, Ltd. ......................................       9,000      194,850
Coca-Cola Enterprises, Inc. ......................         848       15,925
Constellation Brands, Inc., Class A+ .............          20        1,099
Hershey Foods Corp. ..............................         238       16,312
Kellogg Co. ......................................       1,454       48,811
McCormick & Co., Inc. ............................         313       16,004
Pepsi Bottling Group, Inc. .......................       2,336       60,432
Tootsie Roll Industries, Inc. ....................       2,781      127,911
UST, Inc. ........................................       1,103       42,940
Wrigley (Wm.) Jr. Co. ............................         968       51,604

HOUSEHOLD PRODUCTS -- 0.1%
Estee Lauder Cos., Inc., Class A .................       1,306       44,613
                                                                -----------
                                                                    620,501
                                                                -----------

EDUCATION -- 0.0%
UNIVERSITY
University of Phoenix Online .....................         134        5,607
                                                                -----------

ENERGY -- 3.0%
ENERGY SERVICES -- 1.7%
BJ Services Co.+ .................................       6,545      225,606
Cooper Cameron Corp.+ ............................       2,161      110,449
ENSCO International, Inc. ........................       1,572       47,380
FMC Technologies, Inc.+ ..........................         560       11,161
Grant Prideco, Inc.+ .............................         223        3,051
Hanover Compressor Co.+ ..........................       1,175       21,138
Nabors Industries, Inc.+ .........................       1,852       78,247
Patterson-UTI Energy, Inc.+ ......................         998       29,681
Pride International, Inc.+ .......................       1,115       17,729
Rowan Cos., Inc.+ ................................       1,131       26,058
Smith International, Inc.+ .......................       2,534      171,678
Tidewater, Inc. ..................................         415       17,575
Varco International, Inc.+ .......................         793       15,939
Weatherford International, Inc.+ .................       2,848      135,650

ENERGY SOURCES -- 1.3%
Apache Corp. .....................................       2,306      131,165
Arch Coal, Inc. ..................................         229        4,896
Burlington Resources, Inc. .......................       1,247       49,992
CONSOL Energy, Inc. ..............................         306        8,033
Devon Energy Corp. ...............................       2,001       96,588
Diamond Offshore Drilling, Inc. ..................       1,908       59,644

----------------
130

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
EOG Resources, Inc. ..............................       1,122  $    45,508
Forest Oil Corp.+ ................................         226        6,694
Kerr-McGee Corp. .................................         106        6,662
Murphy Oil Corp. .................................         457       43,872
National-Oilwell, Inc.+ ..........................       1,202       30,447
Newfield Exploration Co.+ ........................         514       19,013
Noble Drilling Corp.+ ............................       1,688       69,866
NRG Energy, Inc.+ ................................         633        7,634
Ocean Energy, Inc. ...............................       1,509       29,863
Peabody Energy Corp. .............................         127        3,677
Plug Power, Inc.+ ................................         176        1,825
Pogo Producing Co. ...............................         278        8,813
XTO Energy, Inc. .................................       1,743       34,947
                                                                -----------
                                                                  1,570,481
                                                                -----------

FINANCE -- 13.4%
BANKS -- 1.5%
Boston Private Financial Holdings, Inc. ..........       3,200       85,600
City National Corp. ..............................       1,200       63,132
Commerce Bancorp, Inc. ...........................         191        8,576
Community First Bankshares, Inc. .................       3,700       95,682
Northern Trust Corp. .............................       1,600       96,176
Silicon Valley Bancshares, Inc.+ .................       2,700       81,675
State Street Corp. ...............................       1,800       99,684
Synovus Financial Corp. ..........................       5,230      159,411
UCBH Holdings, Inc. ..............................       2,100       75,558

FINANCIAL SERVICES -- 5.3%
Allied Capital Corp. .............................         696       19,140
AmeriCredit Corp.+ ...............................       1,123       42,663
Ameritrade Holding Corp.+ ........................       1,880       12,201
Amvescap PLC ADR .................................       2,950       81,833
BlackRock, Inc.+ .................................         207        9,232
Capital One Financial Corp. ......................         600       38,310
Charles Schwab Corp. .............................       5,470       71,602
Concord EFS, Inc.+ ...............................       6,200      206,150
Dow Jones & Co., Inc. ............................         323       18,805
E*TRADE Group, Inc.+ .............................       1,981       18,661
Eaton Vance Corp. ................................       4,168      166,512
Federated Investors, Inc., Class B ...............       5,518      178,507
H&R Block, Inc. ..................................       1,194       53,073
Instinet Group, Inc.+ ............................         603        3,926
Investment Technology Group, Inc.+ ...............       3,529      186,119
Investors Financial Services Corp. ...............       2,474      188,148
John Nuveen Co., Class A .........................          57        3,144
Knight Trading Group, Inc.+ ......................         822        5,869
KPMG Consulting, Inc.+ ...........................       1,056       21,331
LaBranche & Co., Inc.+ ...........................       2,947       91,504
Legg Mason, Inc. .................................       1,900      100,852
Metris Cos., Inc. ................................         503       10,060
Moody's Corp. ....................................       5,016      206,158

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Neuberger Berman, Inc. ...........................       1,995  $    93,466
Paychex, Inc. ....................................       2,150       85,355
Raymond James Financial, Inc. ....................       1,700       58,191
Security Capital Group, Inc., Class B+ ...........       4,700      119,709
SEI Investments Co. ..............................       5,431      232,501
Sourcecorp, Inc.+ ................................       2,300       67,827
Stilwell Financial, Inc. .........................       1,989       48,711
USA Education, Inc. ..............................       2,329      227,776
Waddell & Reed Financial, Inc., Class A ..........       3,965      120,853

INSURANCE -- 6.6%
ACE, Ltd. ........................................      15,000      625,500
AMBAC Financial Group, Inc. ......................       5,200      307,164
Aon Corp. ........................................      14,900      521,500
Choicepoint, Inc.+ ...............................       3,534      203,558
Equifax, Inc. ....................................       4,753      142,115
Franklin Resources, Inc. .........................       3,100      129,952
Gallagher (Arthur J.) & Co. ......................      11,058      362,371
MBIA, Inc. .......................................       4,650      254,308
PMI Group, Inc. ..................................       1,500      113,640
Radian Group, Inc. ...............................       2,900      142,332
St. Paul Cos., Inc. ..............................      12,000      550,200
Triad Guaranty, Inc.+ ............................       2,200       95,634
                                                                -----------
                                                                  7,001,957
                                                                -----------

HEALTHCARE -- 21.9%
DRUGS -- 7.7%
Abgenix, Inc.+ ...................................       1,848       34,909
Alkermes, Inc.+ ..................................         956       24,913
Allergan, Inc. ...................................       1,000       64,650
Amgen, Inc.+ .....................................         800       47,744
Amylin Pharmaceuticals, Inc.+ ....................      19,000      190,190
Andrx Group+ .....................................         873       33,122
Barr Laboratories, Inc.+ .........................         365       24,024
Biogen, Inc.+ ....................................       2,197      107,785
Caremark Rx, Inc.+ ...............................       3,355       65,422
Celera Genomics Group- Applera Corp.+ ............       1,000       20,550
Cephalon, Inc.+ ..................................       1,514       95,382
Chiron Corp.+ ....................................       1,293       59,336
CuraGen Corp.+ ...................................         605        9,716
Forest Laboratories, Inc.+ .......................       2,800      228,760
Genzyme Corp.+ ...................................       7,563      330,276
Gilead Sciences, Inc.+ ...........................      19,774      711,666
Human Genome Sciences, Inc.+ .....................       4,299       93,675
ICN Pharmaceuticals, Inc. ........................         632       20,066
ICOS Corp.+ ......................................         734       33,757
IDEC Pharmaceuticals Corp.+ ......................       4,259      273,854
ImClone Systems, Inc.+ ...........................         913       22,487
Immunex Corp.+ ...................................       7,050      213,333
Incyte Genomics, Inc.+ ...........................       1,300       15,470
IVAX Corp.+ ......................................       2,305       36,995

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
COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
King Pharmaceuticals, Inc.+ ......................       2,806  $    98,238
Medarex, Inc+ ....................................       1,081       17,435
Medicis Pharmaceutical Corp., Class A+ ...........         329       18,260
Millennium Pharmaceuticals, Inc.+ ................       7,205      160,744
Mylan Laboratories, Inc. .........................         758       22,331
Omnicare, Inc. ...................................         161        4,168
OSI Pharmaceuticals, Inc.+ .......................         537       21,024
Pharmaceutical Product Development, Inc.+ ........       3,472      120,999
Pharmacia Corp. ..................................       9,500      428,260
Priority Healthcare Corp., Class B+ ..............         306        7,959
Protein Design Labs, Inc.+ .......................       4,807       82,344
ResMed, Inc.+ ....................................       1,774       71,191
Sepracor, Inc.+ ..................................       1,047       20,312
Shire Pharmaceuticals Group PLC ADR+ .............       2,510       58,912
SICOR, Inc.+ .....................................         839       14,330
Vertex Pharmaceuticals, Inc.+ ....................       1,758       48,978
Watson Pharmaceuticals, Inc.+ ....................       1,582       42,856

HEALTH SERVICES -- 5.4%
AdvancePCS+ ......................................       1,369       41,193
Anthem, Inc.+ ....................................         900       51,813
Cerner Corp.+ ....................................       4,331      206,632
Community Health Systems, Inc.+ ..................         668       14,770
Express Scripts, Inc., Class A+ ..................       4,376      252,014
First Health Group Corp.+ ........................       1,314       31,707
Gambro AB+ .......................................      48,940      301,982
Health Management Associates, Inc., Class A+ .....       1,583       32,816
Henry Schein, Inc.+ ..............................          66        2,907
IMS Health, Inc. .................................       9,091      204,093
Laboratory Corp. of America Holdings+ ............       3,712      355,832
Lincare Holdings, Inc.+ ..........................       4,084      110,758
Orthodontic Centers of America, Inc.+ ............         576       15,903
Oxford Health Plans, Inc.+ .......................       1,365       57,043
Quest Diagnostics, Inc.+ .........................       2,942      243,745
Quintiles Transnational Corp.+ ...................         783       13,898
Renal Care Group, Inc.+ ..........................       2,000       65,600
Stryker Corp.+ ...................................       3,704      223,462
Triad Hospitals, Inc.+ ...........................      13,271      456,257
Trigon Healthcare, Inc.+ .........................          30        2,215
Unilab Corp., New+ ...............................         400        9,836
Universal Health Services, Inc., Class B+ ........         379       15,634
Viasys Healthcare, Inc.+ .........................         248        5,578
Wellpoint Health Networks, Inc., Class A+ ........       1,854      118,044

MEDICAL PRODUCTS -- 8.8%
Affymetrix, Inc.+ ................................         572       16,577
AmerisourceBergen Corp. ..........................       1,727      117,954
Apogent Technologies, Inc.+ ......................       3,052       75,323
ArthroCare Corp.+ ................................       3,300       59,433
Beckman Coulter, Inc. ............................       6,829      348,757
Becton Dickinson & Co. ...........................       9,800      369,656
Biomet, Inc. .....................................       8,512      230,335

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

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
Boston Scientific Corp.+ .........................       8,688  $   217,982
C.R. Bard, Inc. ..................................       4,200      248,010
Cardinal Health, Inc. ............................       1,450      102,790
Celgene Corp.+ ...................................       1,121       27,745
Cytyc Corp.+ .....................................       3,824      102,942
DaVita, Inc.+ ....................................         887       22,441
DENTSPLY International, Inc. .....................         692       25,646
Dionex Corp.+ ....................................       1,300       31,629
Enzon, Inc.+ .....................................         635       28,124
Guidant Corp.+ ...................................       6,928      300,121
Inhale Therapeutic Systems, Inc.+ ................         663        6,995
McKesson HBOC, Inc. ..............................      10,778      403,421
MedImmune, Inc.+ .................................       5,578      219,383
Medtronic, Inc. ..................................       1,124       50,816
Myriad Genetics, Inc.+ ...........................         350       11,728
Nycomed Amersham+ ................................      17,964      196,588
Patterson Dental Co.+ ............................       2,328      101,803
QLT, Inc.+ .......................................       1,000       17,050
Serono SA+ .......................................      31,500      705,600
St. Jude Medical, Inc.+ ..........................       6,286      484,965
Techne Corp.+ ....................................       1,800       49,626
Varian Medical Systems, Inc.+ ....................       1,000       40,900
Zimmer Holdings, Inc.+ ...........................         100        3,405
                                                                -----------
                                                                 11,447,900
                                                                -----------

INDUSTRIAL & COMMERCIAL -- 10.0%
AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
ITT Industries, Inc. .............................       1,000       63,040
Northrop Grumman Corp. ...........................         134       15,149
Rockwell Collins, Inc. ...........................         446       11,248

BUSINESS SERVICES -- 4.3%
Allied Waste Industries, Inc.+ ...................         864       11,232
Apollo Group, Inc., Class A+ .....................       5,043      270,053
Applera Corp. ....................................       4,349       97,200
Convergys Corp.+ .................................       2,557       75,610
CSG Systems International, Inc.+ .................         695       19,787
DeVry, Inc.+ .....................................       4,547      137,001
Ecolab, Inc. .....................................       4,448      203,362
Education Management Corp.+ ......................         300       12,651
Exult, Inc.+ .....................................       1,207       13,168
Fastenal Co. .....................................         431       32,463
First Data Corp. .................................       2,800      244,300
Fiserv, Inc.+ ....................................       4,473      205,713
Insituform Technologies, Inc., Class A+ ..........       2,400       60,648
Invitrogen Corp.+ ................................       1,887       64,762
Iron Mountain, Inc.+ .............................       2,776       88,055
ITT Educational Services, Inc.+ ..................       2,300      103,500
Jacobs Engineering Group, Inc.+ ..................          48        3,422
Manpower, Inc. ...................................       2,200       85,536
Pall Corp. .......................................          91        1,865

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134

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Quanta Services, Inc.+ ...........................         158  $     2,732
Robert Half International, Inc.+ .................       5,890      173,873
TMP Worldwide, Inc.+ .............................       3,214      110,787
Total System Services, Inc. ......................         556       13,983
United Rentals, Inc.+ ............................          97        2,665
Valhi, Inc. ......................................          11          124
Viad Corp. .......................................       2,788       78,064
Waters Corp.+ ....................................       4,643      129,865

ELECTRICAL EQUIPMENT -- 0.6%
Dover Corp. ......................................         226        9,266
Jabil Circuit, Inc.+ .............................       4,273      100,543
Littelfuse, Inc.+ ................................       2,400       59,448
Power-One, Inc.+ .................................         872        7,133
Roper Industries, Inc. ...........................       1,700       84,558
Technitrol, Inc. .................................       3,000       71,520

MACHINERY -- 1.0%
Cognex Corp.+ ....................................       1,800       52,308
CUNO, Inc.+ ......................................       2,100       77,952
Danaher Corp. ....................................       2,010      142,750
Global Power Equipment Group, Inc.+ ..............          59          736
IDEX Corp. .......................................       1,300       48,100
Mettler-Toledo International, Inc.+# .............         467       21,136
Precision Castparts Corp. ........................       5,000      177,050

MULTI-INDUSTRY -- 1.0%
American Standard Cos., Inc.+ ....................         825       58,369
Avery Dennison Corp. .............................       1,639      100,028
Tyco International, Ltd. .........................      11,400      368,448

TRANSPORTATION -- 2.9%
British Airways PLC+ .............................      89,700      311,668
C.H. Robinson Worldwide, Inc. ....................       3,571      119,986
Expeditors International of Washington, Inc. .....       3,096      188,856
FedEx Corp.+ .....................................      15,000      871,500
                                                                -----------
                                                                  5,203,213
                                                                -----------

INFORMATION & ENTERTAINMENT -- 10.8%
BROADCASTING & MEDIA -- 9.2%
Acxiom Corp.+ ....................................         226        3,874
America Movil SA de CV ADR .......................      11,500      228,390
AOL Time Warner, Inc.+ ...........................      17,300      409,145
Cablevision Systems Corp. -- Rainbow Media
 Group+ ..........................................      14,599      360,303
Catalina Marketing Corp.+ ........................       2,531       92,382
Comcast Corp., Class A+ ..........................       9,800      311,640
COX Radio, Inc., Class A+ ........................       2,755       78,242
Crown Castle International Corp.+# ...............       1,280        8,461
DoubleClick, Inc.+ ...............................       1,635       19,604
E.W. Scripps Co., Class A ........................       2,700      221,724
EchoStar Communications Corp., Class A+ ..........      21,400      606,048
Emmis Communications Corp., Class A ..............       2,800       74,872

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

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Entercom Communications Corp.+ ...................       2,400  $   131,688
Entravision Common Corp.+ ........................         238        3,522
Gemstar-TV Guide International, Inc.+ ............       2,950       43,631
Harte-Hanks, Inc. ................................       2,534       80,176
Hispanic Broadcasting Corp.+ .....................       3,681      107,191
Interpublic Group Cos., Inc. .....................       8,193      280,856
Knight Ridder, Inc. ..............................       4,725      324,560
Lamar Advertising Co.+ ...........................       2,100       85,302
Macrovision Corp.+ ...............................         611       16,283
Mediacom Communications Corp.+ ...................          67          939
Meredith Corp. ...................................       1,900       80,769
Nextel Partners Inc., Class A+ ...................         269        1,619
Omnicom Group, Inc. ..............................         600       56,640
Polycom, Inc.+ ...................................       1,202       29,569
PRIMEDIA, Inc.+ ..................................       3,634       11,520
Radio One, Inc. ..................................       2,200       45,320
Radio One, Inc., Class A+ ........................       5,000      108,800
Reader's Digest Association, Inc., Class A .......         113        2,532
Regent Communications, Inc.+ .....................       5,500       45,320
Salem Communications Corp., Class A+ .............       3,200       75,840
Spanish Broadcasting System, Inc., Class A+ ......       5,800       78,590
United States Cellular Corp.+ ....................          69        2,829
Univision Communications, Inc., Class A+ .........       5,291      222,222
USA Networks, Inc.+ ..............................       5,350      169,969
Valassis Communications, Inc.+ ...................       2,500       96,575
Viacom, Inc., Class B+ ...........................       1,762       85,228
Western Wireless Corp., Class A+ .................         898        7,849
Westwood One, Inc.+ ..............................       1,800       69,030
WPP Group PLC ADR ................................       1,901      107,330

ENTERTAINMENT PRODUCTS -- 0.3%
Callaway Golf Co. ................................         418        8,047
International Game Technology+ ...................       1,223       76,217
International Speedway Corp., Class A ............         101        4,616
Mattel, Inc. .....................................       3,700       77,108
Metro-Goldwyn-Mayer, Inc.+ .......................         241        4,005

LEISURE & TOURISM -- 1.3%
Brinker International, Inc.+ .....................         286        9,269
Carnival Corp. ...................................       1,400       45,710
Darden Restaurants, Inc. .........................         196        7,956
Easy Jet+ ........................................      13,943      109,003
Harrah's Entertainment, Inc.+ ....................         123        5,444
Hotel Reservations, Inc., Class A+ ...............         113        6,659
Marriott International, Inc., Class A ............       1,942       87,293
MGM Mirage, Inc.+ ................................          72        2,609
Northwest Airlines Corp.+ ........................         345        6,579
Outback Steakhouse, Inc.+ ........................         129        4,614
Ryanair Holdings PLC ADR+ ........................       9,600      288,096
SkyWest, Inc. ....................................         573       14,285
The Cheesecake Factory, Inc.+ ....................         800       29,520
US Airways Group, Inc.+ ..........................         241        1,554

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136

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
UTI Worldwide, Inc.+ .............................       4,100  $    81,180
                                                                -----------
                                                                  5,656,148
                                                                -----------

INFORMATION TECHNOLOGY -- 22.8%
COMMUNICATION EQUIPMENT -- 1.8%
3Com Corp.+ ......................................       1,878       11,475
American Tower Corp., Class A+ ...................       1,153        6,238
Cisco Systems, Inc.+ .............................      29,300      496,049
Emulex Corp.+ ....................................       1,205       39,681
Enterasys Networks, Inc.+ ........................         946        4,002
Extreme Networks, Inc.+ ..........................       1,506       15,662
Finisar Corp.+ ...................................       3,864       29,753
Marvell Technology Group, Ltd.+ ..................       1,000       43,800
Network Appliance, Inc.+ .........................       6,829      139,175
ONI Systems Corp.+ ...............................         978        6,034
Palm, Inc.+ ......................................       5,989       23,896
RF Micro Devices, Inc.+ ..........................       2,976       53,270
Sycamore Networks, Inc.+ .........................         924        3,650
Symbol Technologies, Inc. ........................       7,543       84,783
Tellium, Inc.+ ...................................          84          194

COMPUTER SERVICES -- 5.1%
Affiliated Computer Services, Inc., Class A+ .....       3,556      199,598
Autodesk, Inc. ...................................         113        5,276
BARRA, Inc.+ .....................................       1,450       87,827
BISYS Group, Inc.+ ...............................      15,741      554,870
Certegy, Inc.+ ...................................       2,194       87,102
DST Systems, Inc.+ ...............................       2,720      135,456
EarthLink, Inc.+ .................................         516        5,237
FactSet Research Systems, Inc. ...................       2,000       80,700
i2 Technologies, Inc.+ ...........................       4,140       20,949
Internet Security Systems, Inc.+ .................       1,772       40,490
Intuit, Inc.+ ....................................      13,409      514,369
Keane, Inc.+ .....................................       1,100       18,755
Manugistics Group, Inc.+ .........................         761       16,346
Maxtor Corp.+ ....................................         668        4,643
Mentor Graphics Corp.+ ...........................         958       20,252
Netegrity, Inc.+ .................................         200        2,958
Network Associates, Inc.+ ........................       1,226       29,669
Rational Software Corp.+ .........................       2,884       45,654
StorageNetworks, Inc. ............................         876        3,057
SunGard Data Systems, Inc.+ ......................       7,152      235,802
Sybase, Inc.+ ....................................       1,290       22,536
Symantec Corp.+ ..................................       5,400      222,534
Synopsys, Inc.+ ..................................       1,700       93,772
Unisys Corp.+ ....................................         256        3,233
VeriSign, Inc.+ ..................................       5,273      142,371
Wind River Systems, Inc.+ ........................       2,838       38,569

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

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT -- 3.0%
Brocade Communications Systems, Inc.+ ............       5,147  $   138,969
Cadence Design Systems, Inc.+ ....................       5,633      127,362
CDW Computer Centers, Inc.+ ......................       1,964       98,868
Diebold, Inc. ....................................       1,200       48,888
Gateway, Inc.+ ...................................         147          929
Henry (Jack) & Associates, Inc. ..................         959       21,271
Imagistics International, Inc.+ ..................          83        1,320
Ingram Micro, Inc., Class A+ .....................          89        1,473
Inrange Technologies Corp.+ ......................          81          654
Lexmark International, Inc.+ .....................       8,831      504,957
Miller (Herman), Inc. ............................       1,125       26,752
Millipore Corp. ..................................         709       31,366
MIPS Technologies, Inc.+ .........................       1,800       12,060
NCR Corp.+ .......................................         180        8,055
Pitney Bowes, Inc. ...............................         384       16,435
Redback Networks, Inc.+ ..........................       1,942        6,603
SanDisk Corp.+ ...................................         576       12,499
Storage Technology Corp.+ ........................         640       13,722
Tech Data Corp.+ .................................         140        6,425
United Stationers, Inc.+ .........................       5,400      205,740
VERITAS Software Corp.+ ..........................       1,350       59,170
Western Digital Corp.+ ...........................      35,900      223,657

COMPUTER SOFTWARE -- 2.9%
Adobe Systems, Inc. ..............................       6,124      246,736
Advent Software, Inc.+ ...........................         443       26,208
BMC Software, Inc.+ ..............................       4,731       92,018
CheckFree Corp.+ .................................         898       13,766
Citrix Systems, Inc.+ ............................       2,789       48,194
Compuware Corp.+ .................................       2,595       33,502
Electronic Arts, Inc.+ ...........................       8,076      491,021
Informatica Corp.+ ...............................       3,174       22,980
McDATA Corp., Class A+ ...........................         282        3,347
Mercury Interactive Corp.+ .......................       2,874      108,206
Micromuse, Inc.+ .................................       2,596       22,741
National Instruments Corp.+ ......................       1,928       80,629
NetIQ Corp.+ .....................................       1,028       22,421
NVIDIA Corp.+ ....................................       2,840      125,982
Oracle Corp.+ ....................................       2,300       29,440
Parametric Technology Corp.+ .....................       3,872       23,387
PeopleSoft, Inc.+ ................................         400       14,612
Peregrine Systems, Inc.+ .........................       5,216       49,656
Pixar, Inc.+ .....................................         246        9,053
Quest Software, Inc.+ ............................         495        7,479
Siebel Systems, Inc.+ ............................       1,800       58,698

ELECTRONICS -- 7.9%
Advanced Micro Devices, Inc.+ ....................       3,635       53,471
Agere Systems, Inc.+ .............................       7,188       27,961
Altera Corp.+ ....................................       9,185      200,876
Amkor Technology, Inc.+ ..........................       1,454       32,439
Amphenol Corp.+ ..................................         628       29,390

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138

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Analog Devices, Inc.+ ............................       2,300  $   103,592
Applied Micro Circuits Corp.+ ....................       8,321       66,568
ASM Lithography Holdings NV+ .....................       2,600       65,411
Atmel Corp.+ .....................................       3,013       30,552
AVX Corp. ........................................          68        1,424
Axcelis Technologies, Inc. .......................       1,447       20,692
Broadcom Corp., Class A+ .........................       4,595      164,961
Check Point Software Technologies, Ltd.+ .........       2,750       83,600
Cirrus Logic, Inc.+ ..............................         732       13,813
Conexant Systems, Inc.+ ..........................       1,624       19,569
Cree, Inc.+ ......................................       2,275       31,008
Cypress Semiconductor Corp.+ .....................       1,028       23,644
Eaton Corp. ......................................         421       34,093
Electronics Boutique Holdings Corp. ..............     132,000      278,193
Fairchild Semiconductor International, Inc., Class
 A+ ..............................................       1,482       42,385
Flextronics International, Ltd.+ .................       2,200       40,150
Gentex Corp.+ ....................................       1,115       33,037
Integrated Device Technology, Inc.+ ..............       1,468       48,796
International Rectifier Corp.+ ...................         940       42,685
Intersil Holding Corp.+ ..........................       2,534       71,839
KLA-Tencor Corp.+ ................................       4,653      309,425
L-3 Communications Holdings, Inc.+ ...............         334       37,408
Lam Research Corp.+ ..............................       2,679       78,548
Lattice Semiconductor Corp.+ .....................       5,136       90,034
Linear Technology Corp. ..........................       2,600      114,972
LSI Logic Corp.+ .................................       1,883       32,011
Maxim Integrated Products, Inc.+ .................       3,546      197,548
Micrel, Inc.+ ....................................       3,384       85,344
Microchip Technology, Inc.+ ......................       4,181      174,891
Microsemi Corp.+ .................................         200        3,264
Molex, Inc. ......................................         587       20,351
Molex, Inc., Class A .............................       2,375       72,651
National Semiconductor Corp.+ ....................       2,411       81,227
Newport Corp. ....................................       1,300       31,070
Novellus Systems, Inc.+ ..........................       2,023      109,525
PerkinElmer, Inc. ................................       1,726       31,931
PMC-Sierra, Inc.+ ................................       3,761       61,229
QLogic Corp.+ ....................................       2,177      107,805
Sanmina Corp.+ ...................................      11,591      136,194
Semtech Corp.+ ...................................       3,033      110,705
Teradyne, Inc.+ ..................................       4,192      165,291
Transmeta Corp.+ .................................       1,406        5,455
TriQuint Semiconductor, Inc.+ ....................       1,805       21,678
United Microelectronics Corp+ ....................      30,500      324,825
Vishay Intertechnology, Inc.+ ....................         294        5,980
Vitesse Semiconductor Corp.+ .....................       4,272       41,866
Xilinx, Inc.+ ....................................       3,000      119,580

INTERNET CONTENT -- 1.2%
CNET Networks, Inc.+ .............................       2,264       12,407
eBay, Inc.+ ......................................       2,400      135,936

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

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET CONTENT (CONTINUED)
Expedia, Inc., Class A+ ..........................         134  $     9,358
Freemarkets, Inc.+ ...............................       7,800      179,166
RSA Security, Inc.+ ..............................         464        4,176
Sabre Holdings Corp.+ ............................       3,283      153,349
Ticketmaster Online-Citysearch, Inc., Class B+ ...         139        4,112
Travelocity.com, Inc.+ ...........................         136        3,804
Yahoo!, Inc.+ ....................................       5,105       94,289

INTERNET SOFTWARE -- 0.3%
Ariba, Inc.+ .....................................       1,496        6,777
BEA Systems, Inc.+ ...............................       2,200       30,162
BroadVision, Inc.+ ...............................       3,224        5,578
Interwoven, Inc.+ ................................       2,321       11,605
Macromedia, Inc.+ ................................       1,100       22,462
Openwave Systems, Inc.+ ..........................       2,160       13,738
RealNetworks, Inc.+ ..............................       1,321        9,273
Retek, Inc.+ .....................................         706       18,532
Riverstone Networks, Inc.+ .......................       1,162        6,972
Tibco Software, Inc.+ ............................         814        9,573
Vignette Corp.+ ..................................       1,639        5,638
WebMD Corp.+ .....................................       1,512       11,612
WebMethods, Inc.+ ................................         800       13,784

TELECOMMUNICATIONS -- 0.6%
Acterna Corp.+ ...................................       1,841        2,762
ADC Telecommunications, Inc. .....................       3,774       15,360
Advanced Fibre Communication, Inc. ...............         593       11,380
Allegiance Telecom, Inc. .........................         985        2,955
Avaya, Inc.+ .....................................       4,274       31,542
Citizens Communications Co.+ .....................       2,047       22,005
Comverse Technology, Inc.+ .......................       4,567       57,864
Corvis Corp.+ ....................................       3,798        4,744
Foundry Networks, Inc.+ ..........................       1,274        9,160
Harris Corp. .....................................         162        5,817
JDS Uniphase Corp.+ ..............................       6,120       36,047
Level 3 Communications, Inc.+ ....................       2,077        7,394
PanAmSat Corp.+ ..................................         115        2,628
Scientific-Atlanta, Inc. .........................       2,322       53,638
Sonus Networks, Inc.+ ............................       2,276        5,963
Tekelec, Inc.+ ...................................         689        7,896
Time Warner Telecomm, Inc., Class A+ .............         856        5,204
Triton PCS Holdings, Inc.+ .......................         522        5,319
West Corp.+ ......................................         274        8,669
WorldCom, Inc.-MCI Group .........................       1,035        6,117
                                                                -----------
                                                                 11,882,662
                                                                -----------

MATERIALS -- 0.8%
CHEMICALS -- 0.3%
Cabot Microelectronics Corp.+ ....................         359       24,286
Mykrolis, Corp.+ .................................         454        6,942
Solutia, Inc. ....................................         696        6,055

----------------
140

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
Symyx Technologies, Inc.+ ........................       1,700  $    35,105
Valspar Corp. ....................................       2,200      103,532

FOREST PRODUCTS -- 0.3%
Packaging Corp. of America+ ......................         119        2,355
Sealed Air Corp.+ ................................       3,277      154,281

METALS & MINERALS -- 0.2%
Freeport-McMoRan Copper & Gold, Inc., Class B+ ...       1,209       21,303
Newmont Mining Corp. .............................       1,460       40,427
Shaw Group, Inc.+ ................................         595       16,362
Vulcan Materials Co. .............................         153        7,274
                                                                -----------
                                                                    417,922
                                                                -----------

REAL ESTATE -- 0.4%
REAL ESTATE COMPANIES -- 0.3%
Catellus Development Corp.+ ......................          83        1,633
HomeStore.com, Inc.+ .............................       1,138        3,072
Jones Lang LaSalle, Inc.+ ........................       3,800       84,170
Trammell Crow Co.+ ...............................       4,900       71,050

REAL ESTATE INVESTMENT TRUSTS -- 0.1%
Archstone Smith Trust ............................         646       17,306
Plum Creek Timber Co., Inc. ......................         749       22,253
                                                                -----------
                                                                    199,484
                                                                -----------

UTILITIES -- 0.1%
ELECTRIC UTILITIES -- 0.0%
Black Hills Corp. ................................          38        1,272
Capstone Turbine Corp.+ ..........................         547        1,783

GAS & PIPELINE UTILITIES -- 0.0%
Kinder Morgan, Inc. ..............................         376       18,210

TELEPHONE -- 0.1%
Telephone & Data Systems, Inc. ...................         416       36,712
                                                                -----------
                                                                     57,977
                                                                -----------
TOTAL COMMON STOCK (cost $46,861,916).............               49,082,341
                                                                -----------

EXCHANGE-TRADED FUNDS -- 0.8%
---------------------------------------------------------------------------
iShares Russell Midcap Growth Index Fund (cost
 $411,221)........................................       5,800      408,958
                                                                -----------

PREFERRED STOCK -- 0.0%
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY
TELECOMMUNICATIONS
USA Networks, Inc. Preferred Convertible Series A
 1.99% (cost $4,271) .............................          47        2,879
                                                                -----------

                                                                ----------------

WARRANTS+ -- 0.0%
                                                      SHARES          VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY
TELECOMMUNICATIONS
USA Networks, Inc. 2/04/09 (cost $0) .............          52  $       637
                                                                -----------
TOTAL INVESTMENT SECURITIES (cost $47,277,408)....               49,494,815
                                                                -----------

SHORT-TERM SECURITIES -- 0.1%                       PRINCIPAL
                                                      AMOUNT
---------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES
United States Treasury Bills 1.81% due 6/20/02@
 (cost $89,638) ..................................  $   90,000       89,638
                                                                -----------

REPURCHASE AGREEMENTS -- 4.0%
---------------------------------------------------------------------------
BNP Paribas Joint Repurchase Agreement Account
 (Note 3)                                            1,050,000    1,050,000

Agreement with State Street Bank & Trust Co.,
 bearing interest at 0.85%, dated 03/28/02, to be
 repurchased 04/01/02 in the amount of $1,040,098
 and collateralized by $955,000 of United States
 Treasury Bonds, bearing interest at 8.75%, due
 11/15/08 and having an approximate value of
 $1,063,631 ......................................   1,040,000    1,040,000
                                                                -----------
TOTAL REPURCHASE AGREEMENTS (cost $2,090,000) ....                2,090,000
                                                                -----------
TOTAL INVESTMENTS --
  (cost $49,457,046)                                      98.9%  51,674,453
Other assets less liabilities --                           1.1      548,596
                                                    ----------  -----------
NET ASSETS --                                            100.0% $52,223,049
                                                    ==========  ===========

-------------
+ Non-income producing security
ADR -- American Depository Receipt
# Security represents an investment in an affiliated company
@ The security or a portion thereof represents collateral for the following open future contracts:

OPEN FUTURES CONTRACTS
---------------------------------------------------------------------------------------------------------
      NUMBER OF                                 EXPIRATION    VALUE AT      VALUE AS OF       UNREALIZED
      CONTRACTS         DESCRIPTION                DATE      TRADE DATE    MARCH 31, 2001    APPRECIATION
---------------------------------------------------------------------------------------------------------
       5 Long           S&P MidCap 400 Index    June 2002    $1,343,613      $1,356,125        $12,512
                                                                                               =======

See Notes to Financial Statements

----------------
142

----------------

SEASONS SERIES TRUST
MID CAP VALUE PORTFOLIO                   INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 93.6%
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 13.1%
APPAREL & TEXTILES -- 1.2%
Foot Locker, Inc.+ ...................................      29,110  $   471,000
Jones Apparel Group, Inc.+ ...........................       2,919      102,019
Liz Claiborne, Inc. ..................................       3,473       98,494
Nike, Inc., Class B ..................................         692       41,527
Polo Ralph Lauren Corp., Class A+ ....................         516       15,057
Reebok International, Ltd.+ ..........................         499       13,488
V.F. Corp. ...........................................         851       36,806

AUTOMOTIVE -- 3.4%
Autoliv, Inc. ........................................         965       23,392
AutoNation, Inc.+ ....................................       2,467       34,341
AutoZone, Inc.+ ......................................         454       31,258
B.F. Goodrich Co. ....................................         928       29,362
Dana Corp. ...........................................      21,564      462,979
Delphi Automotive Systems Corp. ......................      11,259      180,031
Genuine Parts Co. ....................................      15,908      584,937
Goodyear Tire & Rubber Co. ...........................       4,694      120,025
Lear Corp.+ ..........................................       3,365      160,174
Navistar International Corp.+ ........................         591       26,181
PACCAR, Inc. .........................................         629       46,049
Ryder System, Inc. ...................................       3,004       88,738
SPX Corp.+ ...........................................         289       40,917
TRW, Inc. ............................................       1,030       53,014
Visteon Corp. ........................................      14,549      240,786

HOUSING -- 2.4%
Black & Decker Corp. .................................         606       28,203
Centex Corp. .........................................         599       31,106
Clayton Homes, Inc. ..................................       6,635      111,136
D.R. Horton, Inc. ....................................       4,520      170,404
Ethan Allen Interiors, Inc. ..........................       2,335       88,870
Grainger (W.W.), Inc. ................................       5,231      294,139
Hon Industries, Inc. .................................         578       16,421
Leggett & Platt, Inc. ................................      15,037      372,918
Lennar Corp. .........................................         514       27,119
Masco Corp. ..........................................       4,524      124,184
Maytag Corp. .........................................         254       11,240
Mohawk Industries, Inc.+ .............................         394       23,675
Pulte Corp. ..........................................         457       21,867
Stanley Works ........................................       2,886      133,477
Whirlpool Corp. ......................................         556       42,006

RETAIL -- 6.1%
Albertson's, Inc. ....................................      10,806      358,111
Barnes & Noble, Inc.+ ................................         403       12,489
Big Lots, Inc.+ ......................................      32,359      454,644
Blockbuster, Inc. ....................................         241        5,656
Borders Group, Inc.+ .................................         803       19,200

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Circuit City Stores, Inc. ............................       1,936  $    34,925
Federated Department Stores, Inc.+ ...................       3,658      149,429
Kmart Corp.+ .........................................       4,914        7,862
Limited, Inc. ........................................       3,387       60,627
May Department Stores Co. ............................      11,977      417,398
Neiman Marcus Group, Inc., Class A+ ..................         350       12,058
Nordstrom, Inc. ......................................       1,036       25,382
Office Depot, Inc.+ ..................................      22,326      443,171
Payless ShoeSource, Inc.+ ............................         219       13,370
Penney (J.C.) Co., Inc. ..............................      24,101      499,132
Rite Aid Corp.+ ......................................       1,530        5,294
Ross Stores, Inc. ....................................       9,100      344,253
Saks, Inc.+ ..........................................       1,191       15,662
Staples, Inc.+ .......................................       1,083       21,628
Talbots, Inc. ........................................          18          637
TJX Cos., Inc. .......................................       3,793      151,758
Tommy Hilfiger Corp.+ ................................      38,100      546,735
Toys "R" Us, Inc.+ ...................................      14,239      255,732
Weis Markets, Inc. ...................................         110        3,339
Winn-Dixie Stores, Inc. ..............................         742       11,902
                                                                    -----------
                                                                      8,267,734
                                                                    -----------

CONSUMER STAPLES -- 5.9%
FOOD, BEVERAGE & TOBACCO -- 4.5%
Adolph Coors Co., Class B ............................         218       14,708
Archer-Daniels-Midland Co. ...........................      48,956      681,957
Brown-Forman Corp., Class B ..........................         366       26,630
Coca-Cola Enterprises, Inc. ..........................       1,577       29,616
ConAgra Foods, Inc. ..................................      20,912      507,116
Constellation Brands, Inc., Class A+ .................         323       17,752
Fortune Brands, Inc. .................................       8,901      439,442
Hershey Foods Corp. ..................................         762       52,227
Hormel Foods Corp. ...................................         736       20,130
Interstate Bakeries Corp. ............................       3,550       85,946
Kellogg Co. ..........................................       1,412       47,401
McCormick & Co., Inc. ................................         474       24,236
Pepsi Bottling Group, Inc. ...........................         182        4,708
PepsiAmericas, Inc. ..................................         825       11,897
RJ Reynolds Tobacco Holdings, Inc. ...................         945       61,189
Smithfield Foods, Inc.+ ..............................       1,023       26,700
SUPERVALU, Inc. ......................................      20,868      538,394
Tootsie Roll Industries, Inc. ........................          47        2,179
Tyson Foods, Inc., Class A ...........................       2,195       27,394
UST, Inc. ............................................       3,559      138,552
Wrigley (Wm.) Jr. Co. ................................         894       47,659

HOUSEHOLD PRODUCTS -- 1.4%
Alberto-Culver Co., Class B ..........................         368       19,872
Avon Products, Inc. ..................................       2,206      119,830
Clorox Co. ...........................................       1,674       73,036
Estee Lauder Cos., Inc., Class A .....................       3,467      118,433

----------------
144

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
HOUSEHOLD PRODUCTS (CONTINUED)
International Flavors & Fragrances, Inc. .............         779  $    27,242
Newell Rubbermaid, Inc. ..............................      17,200      549,712
                                                                    -----------
                                                                      3,713,958
                                                                    -----------

ENERGY -- 6.5%
ENERGY SERVICES -- 0.9%
ENSCO International, Inc. ............................         284        8,560
FMC Technologies, Inc.+ ..............................         102        2,033
Grant Prideco, Inc.+ .................................         865       11,833
Halliburton Co. ......................................      27,800      474,546
Pride International, Inc.+ ...........................         569        9,047
Rowan Cos., Inc.+ ....................................         174        4,009
Tidewater, Inc. ......................................         278       11,773
Varco International, Inc.+ ...........................         217        4,362
Weatherford International, Inc.+ .....................         287       13,670

ENERGY SOURCES -- 5.6%
Amerada Hess Corp. ...................................         678       53,806
Apache Corp. .........................................         989       56,254
Arch Coal, Inc. ......................................         207        4,426
Burlington Resources, Inc. ...........................       1,191       47,747
Devon Energy Corp. ...................................       1,012       48,849
Diamond Offshore Drilling, Inc. ......................         201        6,283
EOG Resources, Inc. ..................................      17,135      694,996
Equitable Resources, Inc. ............................         631       21,965
Forest Oil Corp.+ ....................................         120        3,554
Great Plains Energy, Inc. ............................         610       15,220
Helmerich & Payne, Inc. ..............................         492       19,724
Kerr-McGee Corp. .....................................       8,814      553,960
Marathon Oil Corp. ...................................       3,050       87,840
Massey Energy Co. ....................................         737       12,455
Murphy Oil Corp. .....................................          49        4,704
Newfield Exploration Co.+ ............................          33        1,221
Noble Affiliates, Inc. ...............................         558       21,795
Noble Drilling Corp.+ ................................       5,484      226,983
NRG Energy, Inc.+ ....................................          72          868
Occidental Petroleum Corp. ...........................       3,683      107,359
Ocean Energy, Inc. ...................................      23,385      462,789
Peabody Energy Corp. .................................          59        1,708
Pioneer Natural Resources Co.+ .......................      24,495      545,994
Pogo Producing Co. ...................................         344       10,905
Reliant Resources, Inc.+ .............................      21,161      357,833
Sunoco, Inc. .........................................         735       29,407
Unocal Corp. .........................................       2,405       93,675
Valero Energy Corp. ..................................       1,048       51,897
                                                                    -----------
                                                                      4,084,050
                                                                    -----------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
FINANCE -- 16.2%
BANKS -- 6.4%
AmSouth Bancorp. .....................................       7,531  $   165,531
Associated Banc-Corp. ................................         648       24,643
Astoria Financial Corp. ..............................         854       24,809
Banknorth Group, Inc. ................................       5,050      133,067
Charter One Financial, Inc. ..........................       7,662      239,208
City National Corp. ..................................         379       19,939
Comerica, Inc. .......................................       7,455      466,459
Commerce Bancorp, Inc. ...............................         432       19,397
Commerce Bancshares, Inc. ............................         646       28,566
Cullen/Frost Bankers, Inc. ...........................         507       18,186
First Tennessee National Corp. .......................       1,248       43,742
First Virginia Banks, Inc. ...........................         471       25,260
FirstMerit Corp. .....................................         769       22,139
Fulton Financial Corp. ...............................         814       20,383
Golden State Bancorp, Inc. ...........................         720       21,377
Golden West Financial Corp. ..........................       1,256       79,756
GreenPoint Financial Corp. ...........................       5,908      258,180
Hibernia Corp., Class A ..............................       1,568       29,949
Hudson City Bancorp, Inc .............................         407       13,211
Huntington Bancshares, Inc. ..........................       2,476       48,777
KeyCorp. .............................................      18,695      498,222
M&T Bank Corp. .......................................       1,886      151,578
Marshall & Ilsley Corp. ..............................       1,050       65,352
Mercantile Bankshares Corp. ..........................         688       29,763
National Commerce Financial Corp. ....................       2,006       55,767
North Fork Bancorp, Inc. .............................       1,600       56,896
Old National Bancorp. ................................         607       14,859
Peoples Bank .........................................         244        6,015
Popular, Inc. ........................................       1,344       39,272
Provident Financial Group, Inc. ......................         293        8,438
Regions Financial Corp. ..............................       2,258       77,562
Roslyn Bancorp, Inc. .................................         867       17,947
Sky Financial Group, Inc. ............................         807       17,964
SouthTrust Corp. .....................................      11,690      308,616
Sovereign Bancorp, Inc. ..............................      14,713      206,718
Synovus Financial Corp. ..............................         555       16,916
TCF Financial Corp. ..................................         758       39,878
Trustmark Corp. ......................................         435       10,988
Union Planters Corp. .................................       1,354       64,166
UnionBanCal Corp. ....................................       2,326      102,391
Valley National Bancorp. .............................         757       26,586
Washington Federal, Inc. .............................         624       14,939
Wilmington Trust Corp. ...............................       4,943      332,713
Zions Bancorp ........................................       3,110      184,330

FINANCIAL SERVICES -- 2.0%
A.G. Edwards, Inc. ...................................         787       34,612
Allied Capital Corp. .................................         513       14,108
Allmerica Financial Corp.+ ...........................         521       23,393
Bear Stearns Cos., Inc. ..............................       3,233      202,871
Compass Bancshares, Inc. .............................       1,269       39,174

----------------
146

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Countrywide Credit Industries, Inc. ..................       7,890  $   353,078
Dow Jones & Co., Inc. ................................       1,654       96,296
Dun & Bradstreet Corp.+ ..............................         774       30,968
E*TRADE Group, Inc.+ .................................       1,613       15,194
H&R Block, Inc. ......................................       1,009       44,850
Instinet Group, Inc.+ ................................         194        1,263
John Nuveen Co., Class A .............................          55        3,033
Knight Trading Group, Inc.+ ..........................         317        2,263
KPMG Consulting, Inc.+ ...............................         403        8,141
Legg Mason, Inc. .....................................         631       33,494
Moody's Corp. ........................................         200        8,220
Neuberger Berman, Inc. ...............................         204        9,557
Pacific Century Financial Corp. ......................         757       19,727
Principal Financial Group+ ...........................       6,431      162,704
Security Capital Group, Inc., Class B+ ...............         729       18,568
Stilwell Financial, Inc. .............................       2,053       50,278
T. Rowe Price Associates, Inc. .......................       1,038       40,409
Webster Financial Corp. ..............................         486       18,191

INSURANCE -- 7.8%
21st Century Insurance Group# ........................         315        5,698
ACE, Ltd. ............................................      13,200      550,440
Alleghany Corp.+ .....................................          44        8,224
AMBAC Financial Group, Inc. ..........................       2,444      144,367
American Financial Group, Inc. .......................         420       12,062
American National Insurance Co. ......................         101        9,544
Aon Corp. ............................................       8,531      298,585
Cincinnati Financial Corp. ...........................       1,339       58,461
CNA Financial Corp.+ .................................         287        8,524
Conseco, Inc.+ .......................................       2,909       10,530
Erie Indemnity Co., Class A ..........................         191        7,770
Everest Reinsurance Holding, Inc. ....................       8,905      617,473
Fidelity National Financial, Inc. ....................         845       22,283
Franklin Resources, Inc. .............................       1,685       70,635
HCC Insurance Holdings, Inc. .........................         518       14,478
Jefferson-Pilot Corp. ................................       1,483       74,269
Leucadia National Corp. ..............................         352       12,584
Lincoln National Corp. ...............................       1,868       94,764
Markel Corp.+ ........................................          70       14,246
MBIA, Inc. ...........................................       1,463       80,011
Mercury General Corp. ................................         254       11,811
MGIC Investment Corp. ................................         930       63,640
MONY Group, Inc. .....................................         469       18,910
Nationwide Financial Services, Inc., Class A .........         238       10,186
Old Republic International Corp. .....................      11,410      364,778
PartnerRe, Ltd. ......................................       8,600      469,560
PMI Group, Inc. ......................................         439       33,259
Progressive Corp. ....................................         618      102,971
Protective Life Corp. ................................         620       19,331
Radian Group, Inc. ...................................         802       39,362
Reinsurance Group of America, Inc. ...................         173        5,417

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Renaissancere Holdings, Ltd ..........................       1,944  $   200,232
SAFECO Corp. .........................................       9,060      290,282
St. Paul Cos., Inc. ..................................       5,657      259,373
Torchmark Corp. ......................................       1,238       49,879
Transatlantic Holdings, Inc.# ........................         206       16,917
Unitrin, Inc. ........................................         458       18,412
UnumProvident Corp. ..................................       2,119       59,184
Wesco Financial Corp. ................................           6        1,876
Willis Group Holdings, Ltd.+ .........................       8,645      213,531
XL Capital, Ltd., Class A ............................       5,800      541,430
                                                                    -----------
                                                                     10,186,136
                                                                    -----------

HEALTHCARE -- 7.4%
DRUGS -- 1.7%
Caremark Rx, Inc.+ ...................................      22,700      442,650
Celera Genomics Group+ ...............................         667       13,707
Cephalon, Inc.+ ......................................          42        2,646
ICN Pharmaceuticals, Inc. ............................         384       12,192
Medicis Pharmaceutical Corp., Class A+ ...............          72        3,996
Mylan Laboratories, Inc. .............................      19,957      587,933
Omnicare, Inc. .......................................         703       18,201
Sepracor, Inc.+ ......................................          67        1,300

HEALTH SERVICES -- 3.6%
Aetna, Inc. ..........................................       1,413       54,853
Cerner Corp.+ ........................................          26        1,240
Health Management Associates, Inc., Class A+ .........       9,998      207,258
Health Net, Inc.+ ....................................      22,400      614,656
HEALTHSOUTH Corp.+ ...................................       7,028      100,852
Henry Schein, Inc.+ ..................................         294       12,951
Humana, Inc.+ ........................................      13,221      178,880
IMS Health, Inc. .....................................       3,129       70,246
Manor Care, Inc.+ ....................................       8,897      207,300
Quintiles Transnational Corp.+ .......................         558        9,904
ServiceMaster Co. ....................................       2,960       40,700
Triad Hospitals, Inc.+ ...............................         531       18,256
Trigon Healthcare, Inc.+ .............................       6,232      460,046
Universal Health Services, Inc., Class B+ ............       5,099      210,334
Viasys Healthcare, Inc.+ .............................          92        2,069
Wellpoint Health Networks, Inc., Class A+ ............       1,122       71,438

MEDICAL PRODUCTS -- 2.1%
AmerisourceBergen Corp. ..............................         368       25,134
Apogent Technologies, Inc.+ ..........................         680       16,782
Bausch & Lomb, Inc. ..................................         529       23,578
Beckman Coulter, Inc. ................................         135        6,894
Becton Dickinson & Co. ...............................      10,049      379,048
Boston Scientific Corp.+ .............................      27,491      689,749
C.R. Bard, Inc. ......................................         469       27,695
DaVita, Inc.+ ........................................         245        6,199
DENTSPLY International, Inc. .........................         221        8,190

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148

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
Hillenbrand Industries, Inc. .........................         443  $    27,302
McKesson HBOC, Inc. ..................................       2,436       91,180
St. Jude Medical, Inc.+ ..............................          64        4,938
                                                                    -----------
                                                                      4,650,297
                                                                    -----------

INDUSTRIAL & COMMERCIAL -- 7.5%
AEROSPACE & MILITARY TECHNOLOGY -- 0.7%
ITT Industries, Inc. .................................         767       48,352
Northrop Grumman Corp. ...............................         986      111,467
Raytheon Co. .........................................       3,723      152,829
Rockwell Collins, Inc. ...............................       4,934      124,435
Rockwell International Corp. .........................       1,545       30,993

BUSINESS SERVICES -- 1.5%
Allied Waste Industries, Inc.+ .......................         769        9,997
Deluxe Corp. .........................................         654       30,254
Donnelley (R.R.) & Sons Co. ..........................       1,045       32,500
Ecolab, Inc. .........................................         101        4,618
Fluor Corp. ..........................................         790       32,224
Global Industries, Ltd.+ .............................         624        5,822
Iron Mountain, Inc.+ .................................         201        6,376
Jacobs Engineering Group, Inc.+ ......................         184       13,117
Manpower, Inc. .......................................         750       29,160
Monsanto Co. .........................................         374       11,815
Pall Corp. ...........................................      12,232      250,634
ProLogis Trust .......................................       1,235       28,837
Quanta Services, Inc.+ ...............................         136        2,351
Republic Services, Inc., Class A+ ....................      22,652      423,139
Service Corp. International+ .........................       2,876       15,243
United Rentals, Inc.+ ................................         319        8,766
Valhi, Inc. ..........................................          55          619
Viad Corp. ...........................................         698       19,544

ELECTRICAL EQUIPMENT -- 1.5%
Dover Corp. ..........................................       1,846       75,686
Energizer Holdings, Inc.+ ............................         904       21,470
Hubbell Inc., Class B ................................      15,277      502,613
Johnson Controls, Inc. ...............................       2,443      215,741
KEMET Corp.+ .........................................       6,806      131,832
Puget Energy, Inc. ...................................         855       17,776

MACHINERY -- 2.4%
Cooper Industries, Inc. ..............................         863       36,203
Cummins Engine Co., Inc. .............................         334       15,775
Danaher Corp. ........................................         141       10,014
Deere & Co. ..........................................       8,609      392,140
Global Power Equipment Group, Inc.+ ..................          28          349
Parker-Hannifin Corp. ................................       7,355      367,014
Pentair, Inc. # ......................................         431       19,382
Precision Castparts Corp. ............................         508       17,988
Snap-on, Inc. ........................................      17,971      611,913
Terex Corp.+ .........................................         403        8,970

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

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY -- 0.6%
American Standard Cos., Inc.+ ........................       3,331  $   235,668
Avery Dennison Corp. .................................         533       32,529
Crane Co. ............................................         512       13,998
Teleflex, Inc. .......................................         335       18,315
Textron, Inc. ........................................       1,184       60,502

TRANSPORTATION -- 0.8%
AMR Corp.+ ...........................................       1,523       40,222
Burlington Northern Santa Fe Corp. ...................       2,183       65,883
Canadian National Railway Co. ........................       1,218       60,851
CNF, Inc. ............................................         482       15,901
CSX Corp. ............................................       2,102       80,107
GATX Corp. ...........................................         407       12,943
Norfolk Southern Corp. ...............................       3,801       90,996
UAL Corp. ............................................         537        8,775
Werner Enterprises, Inc. .............................       5,306      111,168
                                                                    -----------
                                                                      4,685,816
                                                                    -----------

INFORMATION & ENTERTAINMENT -- 5.4%
BROADCASTING & MEDIA -- 1.1%
A.H. Belo Corp. ......................................       4,247       98,743
Acxiom Corp.+ ........................................         707       12,118
Adelphia Communications Corp., Class A ...............         833       12,412
Cablevision Systems Corp.+ ...........................         866       29,444
Cablevision Systems Corp. -- Rainbow Media Group+ ....         392        9,674
Charter Communications, Inc., Class A+ ...............       1,107       12,498
Crown Castle International Corp.+# ...................       1,042        6,888
DoubleClick, Inc.+ ...................................       3,940       47,240
E.W. Scripps Co., Class A ............................         300       24,636
Emmis Communications Corp., Class A ..................         290        7,755
Entercom Communications Corp.+ .......................         263       14,431
Entravision Common Corp.+ ............................         226        3,345
Harte-Hanks, Inc. ....................................         378       11,960
Hearst-Argyle Television, Inc.+# .....................         166        4,105
Hispanic Broadcasting Corp.+ .........................         415       12,085
Hollinger International, Inc. ........................         375        4,916
Insight Communications Co.+ ..........................         378        7,919
Interpublic Group Cos., Inc. .........................         380       13,026
Knight Ridder, Inc. ..................................         481       33,040
Lamar Advertising Co.+ ...............................         581       23,600
McClatchy Co., Class A ...............................         226       13,418
Media General, Inc., Class A .........................       1,711      108,648
Mediacom Communications Corp.+ .......................         264        3,699
Meredith Corp. .......................................         377       16,026
New York Times Co., Class A ..........................       1,495       71,551
Nextel Partners Inc., Class A+ .......................         265        1,595
Polycom, Inc.+ .......................................          94        2,312
Radio One, Inc. ......................................         683       14,070
Reader's Digest Association, Inc., Class A ...........         907       20,326
United States Cellular Corp.+ ........................         103        4,223
USA Networks, Inc.+ ..................................         543       17,251

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150

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Valassis Communications, Inc.+ .......................         528  $    20,397
Washington Post Co., Class B .........................          28       16,997
Westwood One, Inc.+ ..................................         677       25,963

ENTERTAINMENT PRODUCTS -- 0.3%
Brunswick Corp. ......................................         865       23,632
Callaway Golf Co. ....................................         491        9,452
Hasbro, Inc. .........................................       1,405       22,227
International Game Technology+ .......................          47        2,929
International Speedway Corp., Class A ................         200        9,140
Mattel, Inc. .........................................       4,244       88,445
Metro-Goldwyn-Mayer, Inc.+ ...........................         232        3,856

LEISURE & TOURISM -- 4.0%
Brinker International, Inc.+ .........................         778       25,215
CBRL Group, Inc. .....................................      22,423      638,383
Continental Airlines, Inc., Class B+ .................         623       17,643
Darden Restaurants, Inc. .............................       6,704      272,115
Delta Air Lines, Inc. ................................       1,215       39,755
Extended Stay America, Inc.+ .........................         603       10,492
Harrah's Entertainment, Inc.+ ........................       9,215      407,856
Hilton Hotels Corp. ..................................      10,761      153,882
Mandalay Resort Group+ ...............................         567       17,407
Marriott International, Inc., Class A ................       1,576       70,841
MGM Mirage, Inc.+ ....................................         589       21,340
Northwest Airlines Corp.+ ............................         244        4,653
Outback Steakhouse, Inc.+ ............................         604       21,605
Park Place Entertainment Corp.+ ......................      24,473      258,190
Six Flags, Inc.+ .....................................         854       15,253
SkyWest, Inc. ........................................         110        2,742
Southwest Airlines Co. ...............................       3,370       65,210
Starwood Hotels & Resorts Worldwide, Inc. ............       6,674      251,009
Tricon Global Restaurants, Inc.+ .....................       3,111      182,865
US Airways Group, Inc.+ ..............................         512        3,302
Wendy's International, Inc. ..........................         831       29,068
                                                                    -----------
                                                                      3,394,818
                                                                    -----------

INFORMATION TECHNOLOGY -- 5.0%
COMMUNICATION EQUIPMENT -- 0.1%
3Com Corp.+ ..........................................       2,225       13,595
American Tower Corp., Class A+ .......................         939        5,080
Enterasys Networks, Inc.+ ............................       1,321        5,588
Metromedia Fiber Network, Inc., Class A+ .............       5,166          516
ONI Systems Corp.+ ...................................         357        2,203
Palm, Inc.+ ..........................................       1,719        6,859
Sycamore Networks, Inc.+ .............................         752        2,970
Tellium, Inc.+ .......................................          29           67

COMPUTER SERVICES -- 1.0%
Autodesk, Inc. .......................................         465       21,711
Ceridian Corp.+ ......................................       1,265       27,893
Certegy, Inc.+ .......................................          46        1,826

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

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SERVICES (CONTINUED)
DST Systems, Inc.+ ...................................          38  $     1,892
EarthLink, Inc.+ .....................................         420        4,263
Intuit, Inc.+ ........................................         527       20,216
MarchFirst, Inc.+ ....................................         240            0
Maxtor Corp.+ ........................................       1,403        9,751
Network Associates, Inc.+ ............................         572       13,842
Sybase, Inc.+ ........................................      19,323      337,573
Synopsys, Inc.+ ......................................       2,865      158,034
Unisys Corp.+ ........................................       2,976       37,587

COMPUTERS & BUSINESS EQUIPMENT -- 2.0%
Apple Computer, Inc.+ ................................       3,468       82,088
Arrow Electronics, Inc.+ .............................       7,792      217,942
Avnet, Inc. ..........................................       1,163       31,471
Computer Sciences Corp.+ .............................       1,594       80,895
Diebold, Inc. ........................................         719       29,292
Gateway, Inc.+ .......................................       1,673       10,573
Imagistics International, Inc.+ ......................         134        2,131
Ingram Micro, Inc., Class A+ .........................      19,676      325,638
Inrange Technologies Corp.+ ..........................          28          226
Miller (Herman), Inc. ................................       8,666      206,077
NCR Corp.+ ...........................................         785       35,129
Pitney Bowes, Inc. ...................................       2,149       91,977
Quantum Corp.-DLT & Storage Systems+ .................       1,533       12,203
SanDisk Corp.+ .......................................         291        6,315
Steelcase, Inc., Class A .............................         724       12,127
Storage Technology Corp.+ ............................         609       13,057
Tech Data Corp.+ .....................................         416       19,090
Xerox Corp.+ .........................................       7,098       76,303
Zebra Technologies Corp., Class A+ ...................         631       34,131

COMPUTER SOFTWARE -- 0.1%
BMC Software, Inc.+ ..................................         797       15,501
Compuware Corp.+ .....................................       1,570       20,269

ELECTRONICS -- 1.6%
Advanced Micro Devices, Inc.+ ........................         938       13,798
Agere Systems, Inc.+ .................................       1,148        4,466
Allete, Inc. .........................................         820       23,854
American Power Conversion Corp. ......................       1,613       23,840
Amkor Technology, Inc.+ ..............................         311        6,938
Atmel Corp.+ .........................................       2,007       20,351
AVX Corp. ............................................         472        9,884
Cirrus Logic, Inc.+ ..................................         117        2,208
Conexant Systems, Inc.+ ..............................       1,434       17,280
Cypress Semiconductor Corp.+ .........................         422        9,706
Eaton Corp. ..........................................       3,153      255,330
Fairchild Semiconductor International, Inc., Class
 A+ ..................................................       8,135      232,661
Integrated Device Technology, Inc.+ ..................          55        1,828
LSI Logic Corp.+ .....................................       2,173       36,941
Molex, Inc. ..........................................         988       34,254
National Semiconductor Corp.+ ........................       1,147       38,642

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152

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Sanmina Corp.+ .......................................         943  $    11,080
Tektronix, Inc.+ .....................................         854       20,206
Thermo Electron Corp.+ ...............................       1,753       36,340
Vishay Intertechnology, Inc.+ ........................       8,892      180,863
Vitesse Semiconductor Corp.+ .........................         132        1,293

INTERNET CONTENT -- 0.0%
CMGI, Inc.+ ..........................................       2,895        3,908
CNET Networks, Inc.+ .................................         622        3,409
RSA Security, Inc.+ ..................................         210        1,890
Ticketmaster, Inc., Class B+ .........................         161        4,762

INTERNET SOFTWARE -- 0.0%
Ariba, Inc.+ .........................................       1,218        5,518
Openwave Systems, Inc.+ ..............................         945        6,010
Riverstone Networks, Inc.+ ...........................         424        2,544
Tibco Software, Inc.+ ................................          69          812
Vignette Corp.+ ......................................       1,335        4,592
WebMD Corp.+ .........................................       1,231        9,454

TELECOMMUNICATIONS -- 0.2%
Acterna Corp.+ .......................................         672        1,008
ADC Telecommunications, Inc. .........................       5,322       21,661
Advanced Fibre Communication, Inc. ...................         414        7,945
Allegiance Telecom, Inc. .............................         168          504
Broadwing, Inc.+ .....................................       2,156       15,071
Citizens Communications Co.+ .........................       1,403       15,082
Harris Corp. .........................................         536       19,248
Infonet Services Corp.+ ..............................         452          999
Level 3 Communications, Inc.+ ........................       1,691        6,020
McLeodUSA, Inc., Class A+(1) .........................       4,890          782
NTL, Inc.+ ...........................................       1,677          335
PanAmSat Corp.+ ......................................         205        4,684
UTStarcom, Inc.+ .....................................         387       10,151
Williams Communications Group+ .......................       4,548          628
WorldCom, Inc. .......................................         475        2,807
                                                                    -----------
                                                                      3,125,488
                                                                    -----------

MATERIALS -- 11.4%
CHEMICALS -- 6.2%
Air Products & Chemicals, Inc. .......................       2,240      115,696
Ashland, Inc. ........................................         681       30,992
Cabot Corp. ..........................................         613       22,589
Crompton Corp. .......................................      39,800      491,530
Eastman Chemical Co. .................................      18,253      890,564
Engelhard Corp. ......................................       1,280       39,718
FMC Corp.+ ...........................................         229        9,600
Great Lakes Chemical Corp. ...........................         382       10,761
Hercules, Inc.+ ......................................       1,070       14,242
IMC Global, Inc. .....................................      33,400      492,650
Lubrizol Corp. .......................................         504       17,534
Lyondell Chemical Co. ................................       1,048       17,407

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

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
OM Group, Inc. .......................................         273  $    19,738
Potash Corp., Inc. ...................................      11,684      762,498
PPG Industries, Inc. .................................       1,660       91,150
Praxair, Inc. ........................................       1,586       94,843
Rohm & Haas Co. ......................................       3,996      168,911
Sherwin-Williams Co. .................................       1,281       36,483
Sigma-Aldrich Corp. ..................................         723       33,952
Solutia, Inc. ........................................      57,467      499,963
Valspar Corp. ........................................         489       23,012

FOREST PRODUCTS -- 3.1%
Bemis Co. ............................................         490       26,631
Boise Cascade Corp. ..................................         482       17,468
Bowater, Inc. ........................................         506       25,199
Georgia-Pacific Group ................................      22,165      663,842
Meadwestvaco Corp. ...................................       1,958       64,908
Packaging Corp. of America+ ..........................      10,120      200,275
Pactiv Corp.+ ........................................      28,971      579,999
Reynolds & Reynolds Co., Class A .....................         519       15,570
Sealed Air Corp.+ ....................................          40        1,883
Smurfit-Stone Container Corp.+ .......................       1,698       29,104
Sonoco Products Co. ..................................      11,416      326,612
Temple-Inland, Inc. ..................................         462       26,204

METALS & MINERALS -- 2.1%
AK Steel Holding Corp. ...............................         940       13,442
Allegheny Technologies, Inc.+ ........................         738       12,207
Ball Corp. ...........................................       9,200      434,424
Lafarge Corp. ........................................         306       13,231
Martin Marietta Materials, Inc. ......................         478       20,181
Newmont Mining Corp. .................................         965       26,721
Nucor Corp. ..........................................       3,550      228,052
Phelps Dodge Corp. ...................................       2,638      111,060
Timken Co. ...........................................      18,500      427,165
United States Steel Corp. ............................         879       15,954
Vulcan Materials Co. .................................         828       39,363
                                                                    -----------
                                                                      7,203,328
                                                                    -----------

REAL ESTATE -- 4.3%
REAL ESTATE COMPANIES -- 0.1%
AMB Property Corp. ...................................         681       18,728
Catellus Development Corp.+ ..........................         897       17,644
St. Joe Co.# .........................................         270        8,100

REAL ESTATE INVESTMENT TRUSTS -- 4.2%
Apartment Investment & Management Co., Class A .......         655       31,682
Archstone Smith Trust ................................       3,495       93,631
Arden Realty, Inc. ...................................         571       16,216
Avalonbay Communities, Inc. ..........................         615       30,627
Boston Properties, Inc. ..............................         703       27,733
CarrAmerica Realty Corp. .............................         567       17,810
Crescent Real Estate Equities Co. ....................         879       17,053

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154

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Duke-Weeks Realty Corp. ..............................      10,284  $   267,384
Equity Office Properties Trust .......................       4,085      122,509
Equity Residential Properties Trust ..................       6,608      189,914
General Growth Properties, Inc. ......................         599       26,476
Health Care Property Investors, Inc. .................       4,468      181,177
Healthcare Realty Trust, Inc. ........................      17,600      534,336
Hospitality Properties Trust .........................       6,718      230,629
Host Marriott Corp. ..................................       2,261       27,019
Istar Financial, Inc. ................................       3,813      110,196
Kimco Realty Corp. ...................................         826       27,010
Liberty Property Trust ...............................       7,459      240,553
Mack-Cali Realty Corp. ...............................         423       14,670
New Plan Excel Realty Trust ..........................         920       18,446
Plum Creek Timber Co., Inc. ..........................       8,116      241,126
Public Storage, Inc. .................................         893       33,050
Rouse Co. ............................................         572       17,721
Simon Property Group, Inc. ...........................       3,891      126,963
Vornado Realty Trust .................................         721       31,839
                                                                    -----------
                                                                      2,720,242
                                                                    -----------

UTILITIES -- 10.9%
ELECTRIC UTILITIES -- 8.2%
Allegheny Energy, Inc. ...............................       1,233       50,985
Alliant Energy Corp.+ ................................         784       23,692
Ameren Corp. .........................................      11,457      489,787
Black Hills Corp. ....................................         238        7,968
Capstone Turbine Corp.+ ..............................         269          877
Cinergy Corp. ........................................       1,569       56,092
CMS Energy Corp. .....................................      24,207      547,804
Conectiv, Inc. .......................................         874       21,754
Consolidated Edison, Inc. ............................       2,092       87,676
Constellation Energy Group, Inc. .....................       6,126      188,987
DPL, Inc. ............................................       1,247       31,861
DTE Energy Co. .......................................       1,604       72,982
Edison International+ ................................       3,212       53,801
Energy East Corp. ....................................      22,601      491,572
Entergy Corp. ........................................       4,900      212,709
FirstEnergy Corp. ....................................      13,935      481,872
FPL Group, Inc. ......................................       1,734      103,260
IDACORP, Inc. ........................................         369       14,944
National Grid Group PLC ..............................         777       25,408
NiSource, Inc. .......................................       2,039       46,795
NiSource, Inc.+(2) ...................................         156          362
Northeast Utilities ..................................      24,200      480,854
NSTAR ................................................         523       23,713
OGE Energy Corp. .....................................         768       18,409
Pacific Gas & Electric Corp.+ ........................       3,818       89,952
Pinnacle West Capital Corp. ..........................         834       37,822
Potomac Electric Power Co. ...........................         988       23,070
PPL Corp. ............................................      11,232      444,899

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

COMMON STOCK (CONTINUED)
                                                          SHARES       VALUE
-------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Progress Energy, Inc. ................................       2,157  $   107,936
Public Service Enterprise Group, Inc. ................       2,045       93,661
SCANA Corp. ..........................................       1,033       31,610
Sempra Energy ........................................       8,022      201,753
TECO Energy, Inc. ....................................      17,076      488,886
Western Resources, Inc. ..............................         691       11,851
Wisconsin Energy Corp. ...............................       1,089       27,094
Xcel Energy, Inc. ....................................       3,407       86,367

GAS & PIPELINE UTILITIES -- 2.5%
American Water Works, Inc. ...........................         770       33,726
Aquila, Inc. .........................................       1,387       34,453
Dynegy, Inc., Class A ................................      19,730      572,170
KeySpan Corp. ........................................      10,688      388,936
Kinder Morgan, Inc. ..................................         545       26,394
MDU Resources Group, Inc. ............................         682       21,142
National Fuel Gas Co. ................................         784       19,091
NICOR, Inc. ..........................................         441       20,088
Questar Corp. ........................................         752       19,334
Southwest Gas Corp. ..................................      15,700      392,500
Vectren Corp. ........................................         667       17,135

TELEPHONE -- 0.2%
CenturyTel, Inc. .....................................       1,391       47,294
Telephone & Data Systems, Inc. .......................       1,199      105,812
                                                                    -----------
                                                                      6,877,140
                                                                    -----------
TOTAL COMMON STOCK (cost $51,498,850).................               58,909,007
                                                                    -----------

EXCHANGE-TRADED FUNDS -- 1.5%
-------------------------------------------------------------------------------
Midcap SPDR Trust Series 1............................       2,172      214,594
iShares Russell Midcap Value Index Fund...............       9,325      778,171
                                                                    -----------
TOTAL EXCHANGE-TRADED FUNDS (cost $987,312)...........                  992,765
                                                                    -----------

WARRANTS+ -- 0.0%
-------------------------------------------------------------------------------
FINANCE
BANKS
Dime Bancorp, Inc. (cost $180) .......................         512           67
                                                                    -----------
TOTAL INVESTMENT SECURITIES (cost $52,486,342) .......               59,901,839
                                                                    -----------

----------------
156

SHORT-TERM SECURITIES -- 0.2%                           PRINCIPAL
                                                          AMOUNT          VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES
United States Treasury Bills 1.81% due 6/20/02@ (cost
 $99,598) ............................................  $  100,000  $    99,598
                                                                    -----------

REPURCHASE AGREEMENTS -- 6.1%
-------------------------------------------------------------------------------
Agreement with State Street Bank & Trust Co., bearing
 interest at 0.85%, dated 03/28/02, to be repurchased
 04/01/02 in the amount of $3,124,295 and
 collateralized by $2,870,000 of United States
 Treasury Bonds, bearing interest at 8.75%, due
 11/15/08 and having an approximate value of
 $3,196,463 ..........................................   3,124,000    3,124,000
Agreement with State Street Bank & Trust Co., bearing
 interest at 1.72%, dated 03/28/02, to be repurchased
 04/01/02 in the amount of $715,137 and collateralized
 by $735,000 of United States Treasury Bonds, bearing
 interest at 1.69%, due 07/25/02 and having an
 approximate value of $730,406 .......................     715,000      715,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS (cost $3,839,000).........                3,839,000
                                                                    -----------

TOTAL INVESTMENTS -- (cost $56,424,940)                        101.4%    63,840,437
Liabilities in excess of other assets --                        (1.4)      (872,130)
                                                               -----   ------------
NET ASSETS --                                                  100.0%  $ 62,968,307
                                                               =====   ============

-------------
+  Non-income producing securities
# Security represents an investment in an affiliated company
(1) Fair valued security -- See Note 2
(2) Stock appreciation income linked security
@ The security or a portion thereof represents collateral for the following open future contracts:

OPEN FUTURE CONTRACTS
---------------------------------------------------------------------------------------------------------------
NUMBER OF                                               EXPIRATION    VALUE AT     VALUE AS AT      UNREALIZED
CONTRACTS               DESCRIPTION                        DATE      TRADE DATE   MARCH 31, 2002   APPRECIATION
---------------------------------------------------------------------------------------------------------------
       7 Long           S&P MidCap 400 Index            June 2002    $1,884,503     $1,898,575       $14,072
                                                                                                     =======

See Notes to Financial Statements

                                                                ----------------

------------------

SEASONS SERIES TRUST
SMALL CAP PORTFOLIO                       INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 89.3%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 13.8%
APPAREL & TEXTILES -- 2.7%
Cutter & Buck, Inc.+ .................................         2,300   $     16,790
Debenture Shops, Inc. ................................            63          1,688
Fossil, Inc.+ ........................................           220          5,850
G & K Services, Inc., Class A ........................         4,354        162,230
Garan, Inc. ..........................................            50          2,688
Genesco, Inc.+ .......................................           374         10,311
Guess?, Inc.+ ........................................           137          1,066
Gymboree Corp.+ ......................................         8,290        122,277
K-Swiss, Inc., Class A ...............................           107          4,492
Kellwood Co. .........................................           390          9,473
Kenneth Cole Productions, Inc., Class A+ .............         3,226         64,746
Nautica Enterprises, Inc.+ ...........................           427          6,473
Oshkosh B' Gosh, Inc., Class A .......................           165          7,072
Oxford Industries, Inc. ..............................           103          2,719
Phillips-Van Heusen Corp. ............................           390          5,503
Quiksilver, Inc.+ ....................................        12,725        278,423
Russell Corp. ........................................           399          5,945
Skechers U.S.A., Inc., Class A+ ......................           276          5,219
Stride Rite Corp. ....................................           718          5,924
Tarrant Apparel Group, Inc.+ .........................         4,100         20,705
Timberland Co., Class A+ .............................         6,100        257,725
Tropical Sportswear International Corp.+ .............         5,070        121,680
Unifi, Inc.+ .........................................           867          8,150
Urban Outfitters, Inc.+ ..............................           115          2,685
Vans, Inc.+ ..........................................           274          3,209
WestPoint Stevens, Inc. ..............................           399            882
Wolverine World Wide, Inc. ...........................           712         12,780

AUTOMOTIVE -- 2.5%
Aftermarket Technology Corp.+ ........................         4,100         76,547
American Axle & Manufacturing Holdings, Inc.+ ........         9,786        283,794
ANC Rental Corp.+ ....................................           912            319
ArvinMeritor, Inc. ...................................         1,140         32,547
Bandag, Inc. .........................................           194          7,310
BorgWarner, Inc. .....................................           451         28,377
Coachmen Industries, Inc. ............................           245          3,993
Collins & Aikman Corp.+ ..............................         2,021         13,541
Cooper Tire & Rubber Co. .............................         1,076         23,295
CSK Auto Corp.+ ......................................           488          4,612
Donaldson Co., Inc. ..................................         3,469        139,488
Dura Automotive Systems, Inc.+ .......................           236          4,524
Federal-Mogul Corp.+ .................................         1,197            970
Fleetwood Enterprises, Inc. ..........................           600          6,480
Group 1 Automotive, Inc.+ ............................         3,269        127,654
IMPCO Technologies, Inc.+ ............................           139          1,801
Lithia Motors, Inc., Class A+ ........................           109          2,692
Midas, Inc. ..........................................           256          3,651

----------------
158

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
AUTOMOTIVE (CONTINUED)
Modine Manufacturing Co. .............................           477   $     12,874
Navistar International Corp.+ ........................         2,700        119,610
O'Reilly Automotive, Inc.+ ...........................           635         20,047
Pennzoil-Quaker State Co. ............................         1,363         29,264
Pep Boys-Manny, Moe & Jack ...........................           779         12,963
Polaris Industries, Inc. .............................           394         25,098
Ryder System, Inc. ...................................           907         26,793
Skyline Corp. ........................................           100          3,105
Sonic Automatic, Inc.+ ...............................           397         11,902
Standard Motor Products, Inc. ........................           124          1,810
Superior Industries International, Inc. ..............           322         15,707
Thor Industries, Inc. ................................           109          5,156
Tower Automotive, Inc.+ ..............................           706          9,877
United Auto Group, Inc.+ .............................            88          1,984
Winnebago Industries, Inc. ...........................           218          9,154

HOUSING -- 3.1%
American Woodmark Corp. ..............................            84          5,298
Applica, Inc.+ .......................................           300          2,580
Bassett Furniture Industries, Inc. ...................           174          3,567
Beazer Homes USA, Inc.+ ..............................         1,048         81,272
Bush Industries, Inc., Class A .......................           142          1,810
Champion Enterprises, Inc.+ ..........................         8,727         69,816
Clayton Homes, Inc. ..................................         5,800         97,150
Cost Plus, Inc.+ .....................................         2,218         60,690
Crossmann Communities, Inc. ..........................         4,114        186,076
D.R. Horton, Inc. ....................................           143          5,391
Furniture Brands International, Inc.+ ................           868         31,639
Genlyte Group, Inc.+ .................................           205          7,700
Haverty Furniture Cos., Inc. .........................           274          4,716
Hovnanian Enterprises, Inc., Class A+ ................         2,032         54,031
KB HOME ..............................................           714         30,988
Kimball International, Inc., Class B .................           576          9,395
La-Z-Boy, Inc. .......................................           828         22,729
Libbey, Inc. .........................................           263         10,131
M.D.C. Holdings, Inc. ................................         3,377        145,886
M/I Schottenstein Homes, Inc. ........................            99          5,608
Masco Corp. ..........................................         4,100        112,545
Meritage Corp.+ ......................................            49          3,131
Metromedia International Group, Inc.+ ................         1,266            392
Mohawk Industries, Inc.+ .............................           212         12,753
National Presto Industries, Inc. .....................            72          2,071
NCI Building Systems, Inc.+ ..........................           275          6,187
NVR, Inc.+ ...........................................           105         33,127
Oneida, Ltd. .........................................           242          3,630
Palm Harbor Homes, Inc.+ .............................           280          5,824
Pier 1 Imports, Inc. .................................         4,201         86,499
Quaker Fabric Corp.+ .................................           199          2,223
Rent-Way, Inc. .......................................           420          3,549
Ryland Group, Inc. ...................................           227         20,475
SLI, Inc. ............................................         7,297         18,607

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
HOUSING (CONTINUED)
Standard Pacific Corp. ...............................         5,336   $    149,942
Stanley Furniture, Inc.+ .............................            82          2,652
Toll Brothers, Inc.+ .................................           385         19,192
Toro Co. .............................................           210         12,516

RETAIL -- 5.5%
7-Eleven, Inc.+ ......................................           397          4,427
99 Cents Only Stores+ ................................           463         17,751
Action Performance Cos., Inc.+ .......................         1,153         56,785
Advanced Marketing Services, Inc.+ ...................           258          6,192
American Eagle Outfitters, Inc. ......................         2,400         59,448
AnnTaylor Stores Corp.+ ..............................           422         18,239
Apogee Enterprises, Inc. .............................           486          5,929
Barnes & Noble, Inc.+ ................................         1,900         58,881
Bebe Stores, Inc.+ ...................................            58          1,221
Boyds Collection, Ltd.+ ..............................           902          5,908
Brown Shoe Co., Inc. .................................           283          5,507
Buckle, Inc.+ ........................................           101          2,475
Burlington Coat Factory Warehouse Corp. ..............           306          5,891
Casey's General Stores, Inc. .........................           678          9,153
Cato Corp., Class A ..................................           237          5,280
Charlotte Russe Holding, Inc.+ .......................           358          9,287
Charming Shoppes, Inc.+ ..............................         1,807         14,311
Chico's FAS, Inc.+ ...................................         4,277        144,135
Children's Place Retail Stores, Inc.+ ................           183          6,039
Christopher & Banks Corp.+ ...........................         4,178        137,247
Circuit City Stores, Inc.+ ...........................           622         16,085
Claire's Stores, Inc. ................................           724         14,104
Coach, Inc.+ .........................................         3,300        167,343
Coldwater Creek, Inc.+ ...............................            59          1,048
Cole National Corp., Class A+ ........................           171          3,266
Delia's Corp., Class A+ ..............................           534          3,401
Dillard's, Inc., Class A .............................         1,079         25,745
Dress Barn, Inc.+ ....................................           238          7,047
Duane Reade, Inc.+ ...................................           174          5,913
Electronics Boutique Holdings Corp.+ .................         1,872         64,640
Factory 2-U Stores, Inc.+ ............................         2,520         32,508
Finish Line, Inc., Class A+ ..........................         4,694         86,604
Footstar, Inc.+ ......................................           342         10,428
Fred's, Inc. .........................................           319         11,484
Friedman's, Inc., Class A ............................           238          2,559
GenesisIntermedia, Inc.+ .............................           114              0
Green Mountain Coffee, Inc.+ .........................            71          1,474
Guitar Center, Inc.+ .................................           287          5,028
Hancock Fabrics, Inc. ................................           280          5,054
Hibbett Sporting Goods, Inc.+ ........................            95          2,233
Hollywood Entertainment Corp.+ .......................           739         12,415
Hot Topic, Inc.+ .....................................         3,966         82,889
Ingles Markets, Inc., Class A ........................           168          1,966
InterTAN, Inc.+ ......................................           439          4,983
J. Jill Group, Inc.+ .................................           183          5,206

----------------
160

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Lands' End, Inc.+ ....................................           195   $      8,750
Linens' N Things, Inc.+ ..............................           617         18,837
Longs Drug Stores Corp. ..............................           522         14,548
Martha Stewart Living Omnimedia, Inc., Class A+ ......         2,845         50,925
Michaels Stores, Inc.+ ...............................         1,126         42,563
Movado Group, Inc. ...................................           166          3,644
Movie Gallery, Inc.+ .................................           188          3,228
MSC Industrial Direct Co., Inc., Class A+ ............         9,482        217,138
Nu Skin Enterprises, Inc., Class A ...................           736          7,883
OfficeMax, Inc.+ .....................................         1,833         10,228
Pacific Sunwear of California+ .......................        11,047        271,756
Pathmark Stores, Inc.+ ...............................           516         12,358
PC Connection, Inc.+ .................................           114          1,204
PETsMART, Inc.+ ......................................         1,697         23,011
Pricesmart, Inc.+ ....................................            58          2,114
Rare Hospitality International, Inc.+ ................           368          9,355
Regis Corp. ..........................................           630         17,690
Ruddick Corp. ........................................           521          8,669
School Specialty, Inc.+ ..............................           271          7,241
ShopKo Stores, Inc.+ .................................           462          8,362
Smart & Final, Inc.+ .................................           202          2,089
Spartan Stores, Inc.+ ................................           339          2,549
Spiegel, Inc., Class A ...............................           256            351
Stage Stores, Inc.+ ..................................         4,400        117,040
Stein Mart, Inc.+ ....................................           426          4,264
Steven Madden, Ltd.+ .................................           153          2,678
TBC Corp.+ ...........................................           296          4,292
The Men's Wearhouse, Inc.+ ...........................           562         13,123
The Topps Co., Inc.+ .................................           629          6,038
Too, Inc.+ ...........................................         4,537        133,796
Trans World Entertainment Corp.+ .....................           453          3,805
Tuesday Morning Corp.+ ...............................           148          3,019
Tweeter Home Entertainment Group, Inc.+ ..............           331          6,471
Ultimate Electronics, Inc.+ ..........................           149          4,179
Value City Department Stores, Inc.+ ..................           271          1,138
Wet Seal, Inc., Class A+ .............................           240          8,374
Wild Oats Markets, Inc.+ .............................           278          2,349
Williams-Sonoma, Inc.+ ...............................         1,600         73,584
Wilsons The Leather Experts, Inc.+ ...................           184          2,201
Yankee Candle Co., Inc.+ .............................         3,956         91,502
Zale Corp.+ ..........................................           569         23,101
                                                                       ------------
                                                                          5,938,408
                                                                       ------------

CONSUMER STAPLES -- 1.5%
FOOD, BEVERAGE & TOBACCO -- 1.1%
American Italian Pasta Co., Class A+ .................           288         13,075
American States Water Co. ............................           173          6,098
Arden Group, Inc.+ ...................................            22          1,474
Aurora Foods, Inc.+ ..................................           416          1,743
Boston Beer, Inc.+ ...................................           161          2,431

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
Coca Cola Bottling Co. ...............................            15   $        735
Constellation Brands, Inc., Class A+ .................           700         38,472
Corn Products International, Inc. ....................           606         19,513
Dean Foods Co.+ ......................................           747         56,563
Del Monte Foods Co.+ .................................           428          4,165
DIMON, Inc. ..........................................           713          4,920
Dole Food Co. ........................................           722         22,382
Dreyer's Grand Ice Cream, Inc. .......................           337         13,881
Farmer Brothers Co. ..................................            13          3,939
Fleming Cos., Inc. ...................................           715         16,016
Flowers Foods, Inc.+ .................................           434         11,054
Great Atlantic & Pacific Tea Co., Inc.+ ..............           331          9,228
Hain Celestial Group, Inc.+ ..........................           399          8,878
International Multifoods Corp.+ ......................           266          6,320
Interstate Bakeries Corp. ............................           487         11,790
Ionics, Inc.+ ........................................           700         22,442
J & J Snack Foods Corp.+ .............................           101          3,775
Lance, Inc. ..........................................           407          5,820
Nash Finch Co. .......................................           186          5,069
National Beverage Corp.+ .............................            55            732
Performance Food Group Co.+ ..........................           750         24,495
Petco Animal Supplies, Inc.+ .........................         1,200         28,308
Pilgrim's Pride Corp., Class B .......................           257          3,603
Ralcorp Holdings, Inc.+ ..............................           513         13,954
Riviana Foods, Inc. ..................................           100          2,140
Robert Mondavi Corp., Class A+ .......................           144          5,175
Russ Berrie & Co., Inc. ..............................           158          5,088
Sanderson Farms, Inc. ................................            73          1,971
Sensient Technologies Corp. ..........................           812         18,692
Smucker (J.M.) Co. ...................................           330         11,154
Standard Commercial Corp. ............................           175          3,364
Triarc Cos., Inc.+ ...................................           203          5,643
United Natural Foods, Inc.+ ..........................         2,056         51,215
Universal Corp. ......................................           458         18,027
Vector Group, Ltd. ...................................           310          8,866

HOUSEHOLD PRODUCTS -- 0.4%
AEP Industries, Inc.+ ................................            25            860
American Greetings Corp., Class A ....................         1,093         19,838
Blyth, Inc. ..........................................           560         14,851
Church & Dwight, Inc. ................................           628         18,501
CSS Industries, Inc.+ ................................            60          1,951
Dial Corp. ...........................................         1,627         29,319
Elizabeth Arden, Inc.+ ...............................           168          1,957
Herbalife International, Inc., Class A ...............           258          3,769
Liqui Box Corp. ......................................            39          2,597
Nature's Sunshine Products, Inc. .....................           199          2,231
NBTY, Inc.+ ..........................................           738         12,590
Playtex Products, Inc.+ ..............................           457          4,963
Rayovac Corp.+ .......................................           351          5,423
Salton, Inc.+ ........................................            97          1,926

----------------
162

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
HOUSEHOLD PRODUCTS (CONTINUED)
Tupperware Corp. .....................................           887   $     20,179
WD-40 Co. ............................................           270          8,132
                                                                       ------------
                                                                            641,297
                                                                       ------------

ENERGY -- 4.3%
ENERGY SERVICES -- 2.5%
ATP Oil & Gas Corp.+ .................................           103            417
Atwood Oceanics, Inc.+ ...............................           157          7,206
BJ Services Co.+ .....................................         3,400        117,198
CAL Dive International, Inc.+ ........................         2,559         63,719
CARBO Ceramics, Inc. .................................           122          4,997
Chiles Offshore, Inc.+ ...............................           140          3,220
ENSCO International, Inc. ............................         4,900        147,686
Grant Prideco, Inc.+ .................................         4,800         65,664
Grey Wolf, Inc.+ .....................................         2,448          9,694
Gulf Islands Fabrication, Inc.+ ......................           131          1,966
Hydril Co.+ ..........................................           221          5,386
Key Energy Services, Inc.+ ...........................         1,712         18,353
Lufkin Industries, Inc. ..............................            96          2,592
Nabors Industries, Inc.+ .............................         3,700        156,325
Osca, Inc.+ ..........................................           115          3,204
Parker Drilling Co.+ .................................         1,481          6,561
Patterson-UTI Energy, Inc.+ ..........................         4,600        136,804
RPC, Inc. ............................................           185          2,757
SEACOR SMIT, Inc.+ ...................................           292         14,308
Smith International, Inc.+ ...........................         2,000        135,500
Superior Energy Services, Inc.+ ......................           754          7,585
Syntroleum Corp.+ ....................................           370          2,202
Tetra Technologies, Inc.+ ............................           206          5,984
Universal Compression Holdings, Inc.+ ................           185          4,884
W-H Energy Services, Inc.+ ...........................           359          7,754
Weatherford International, Inc.+ .....................         2,900        138,127

ENERGY SOURCES -- 1.8%
3TEC Energy Corp.+ ...................................           253          4,314
Berry Petroleum Co., Class A .........................           289          4,465
Cabot Oil & Gas Corp., Class A .......................           505         12,504
Calgon Carbon Corp. ..................................           570          4,777
Callon Petroleum Co.+ ................................           149          1,162
Chesapeake Energy Corp.+ .............................         2,406         18,622
Clayton Williams Energy, Inc.+ .......................            78            975
Comstock Resources, Inc.+ ............................           386          2,949
Core Laboratories N.V.+ ..............................         5,700         84,132
Denbury Resources, Inc.+ .............................           326          2,764
EEX Corp.+ ...........................................           537          1,106
Emex Corp.+ ..........................................           232            750
Encore Aquisition Co.+ ...............................           123          1,814
Energy Partners Ltd.+ ................................           377          3,020
Evergreen Resources, Inc.+ ...........................         1,585         66,095
Exco Resources, Inc.+ ................................         3,700         58,999
Frontier Oil Corp. ...................................           438          9,408

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
FuelCell Energy, Inc.+ ...............................           866   $     13,648
GlobalSantaFe Corp. ..................................         3,329        108,858
Holly Corp. ..........................................           145          2,690
Houston Exploration Co.+ .............................           167          5,177
KCS Energy, Inc.+ ....................................           501          1,563
Key Production Co., Inc. .............................           240          4,548
Magnum Hunter Resources, Inc.+ .......................           650          5,077
McMoRan Exploration Co.+ .............................           223            736
Meridian Resource Corp.+ .............................           589          2,886
Natco Group, Inc.+ ...................................           159          1,286
Nuevo Energy Co.+ ....................................           251          3,740
Oil States International, Inc.+ ......................           171          1,847
Patina Oil & Gas Corp ................................         1,924         60,645
Penn Virginia Corp. ..................................           137          5,501
Petroquest Energy, Inc.+ .............................           385          2,206
Plains Resources, Inc.+ ..............................           411         10,226
Prima Energy Corp.+ ..................................           166          4,133
Proton Energy Systems, Inc.+ .........................           570          3,705
Pure Resources, Inc.+ ................................           231          5,216
PYR Energy Corp.+ ....................................           248            476
Quicksilver Resources, Inc.+ .........................           139          3,197
Range Resources Corp.+ ...............................           836          4,339
Remington Oil & Gas Corp.+ ...........................         2,481         50,017
Spinnaker Exploration Co.+ ...........................         1,829         76,178
St. Mary Land & Exploration Co. ......................           476         10,334
Stone Energy Corp.+ ..................................           368         14,260
Swift Energy Co.+ ....................................           396          7,801
Tesoro Petroleum Corp.+ ..............................           608          8,542
Tom Brown, Inc.+ .....................................           570         15,561
Unit Corp.+ ..........................................           617         11,285
Vintage Petroleum, Inc. ..............................           836         12,289
Westport Resources Corp.+ ............................           516         10,139
XTO Energy, Inc. .....................................         3,050         61,153
                                                                       ------------
                                                                          1,877,208
                                                                       ------------

FINANCE -- 8.2%
BANKS -- 4.1%
1st Source Corp. .....................................           221          5,233
Alabama National Bancorp. ............................           156          5,749
AMCORE Financial, Inc. ...............................           425          9,992
American Financial Holdings, Inc. ....................           357          9,500
Anchor Bancorp Wisconsin, Inc. .......................           324          6,490
BancFirst Corp. ......................................            63          2,464
BancorpSouth, Inc. ...................................         1,395         27,509
Bank Mutual Corp. ....................................           190          3,230
BankAtlantic Bancorp, Inc., Class A ..................           568          7,384
Bankunited Financial Corp., Class A+ .................           325          4,869
Banner Corp. .........................................           181          3,971
Bay View Capital Corp.+ ..............................         1,072          7,332
BB&T Corp. ...........................................           248          9,451

----------------
164

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
BOK Financial Corp.+ .................................           200   $      6,780
Boston Private Financial Holdings, Inc. ..............           285          7,624
Brookline Bancorp, Inc. ..............................           202          3,446
BSB Bancorp, Inc. ....................................           149          4,448
Capital City Bank Group, Inc. ........................           115          3,105
Capitol Federal Financial ............................           450         10,210
Cathay Bancorp, Inc. .................................           132          9,517
CCBT Financial Cos., Inc. ............................           148          3,966
Centennial Bancorp ...................................           372          2,969
Central Coast Bancorp+ ...............................           125          2,474
CFS Bancorp, Inc. ....................................           234          3,194
Chemical Financial Corp. .............................           386         11,568
Citizens Banking Corp. ...............................           780         25,327
City Bank ............................................           163          4,034
City Holding Co.+ ....................................           290          4,452
Coastal Bancorp, Inc. ................................            65          2,249
Cobiz, Inc. ..........................................           124          1,990
Colonial BancGroup, Inc. .............................         1,975         29,467
Columbia Banking Systems, Inc.+ ......................           218          2,899
Commercial Federal Corp. .............................           795         21,385
Commonwealth Bancorp, Inc. ...........................           142          3,523
Community Bank Systems, Inc. .........................           196          5,909
Community Banks, Inc. ................................           127          3,509
Community First Bankshares, Inc. .....................           619         16,007
Community Trust Bancorp, Inc. ........................           174          4,460
Connecticut Bancshares, Inc. .........................           193          5,306
CORUS Bankshares, Inc. ...............................           155          7,367
CVB Financial Corp. ..................................           447          9,012
Dime Community Bancshares, Inc. ......................           237          7,300
Downey Financial Corp. ...............................           340         15,504
East West Bancorp, Inc. ..............................           401         11,745
F&M Bancorp ..........................................           186          5,020
Farmers Capital Bank Corp. ...........................           110          3,878
Fidelity Bankshares, Inc. ............................           270          4,860
Financial Institutions, Inc. .........................           134          3,901
First Bancorp North Carolina .........................           117          2,670
First Bancorp. .......................................           361         10,433
First Bank America+ ..................................            13            533
First Busey Corp. ....................................           154          3,296
First Charter Corp. ..................................           536         10,007
First Citizens BancShares, Inc., Class A .............           104         10,708
First Commonwealth Financial Corp. ...................         1,002         13,266
First Community Bancshares, Inc. .....................           150          4,539
First Essex Bancorp, Inc. ............................           112          3,409
First Federal Capital Corp. ..........................           285          5,372
First Financial Bancorp. .............................           618          9,715
First Financial Bankshares, Inc. .....................           185          6,144
First Financial Corp. ................................           117          5,099
First Financial Holdings, Inc. .......................           230          6,228
First Indiana Corp. ..................................           195          3,793
First Merchants Corp. ................................           192          5,032

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
First Midwest Bancorp, Inc. ..........................           836   $     24,277
First Niagara Financial Group, Inc. ..................           167          2,912
First Place Financial Corp. ..........................           257          4,330
First Republic Bank+ .................................           182          5,169
FirstFed Financial Corp.+ ............................           297          7,767
Flagstar Bancorp, Inc. ...............................           118          2,747
Flushing Financial Corp. .............................           181          3,044
Frontier Financial Corp. .............................           294          7,820
GBC Bancorp ..........................................           134          4,482
German American Bancorp ..............................           162          2,714
Glacier Bancorp, Inc. ................................           239          5,416
Gold Banc Corp., Inc. ................................           505          4,545
Great Southern Bancorp, Inc. .........................            98          3,126
Greater Bay Bancorp ..................................           853         29,104
Hancock Holding Co. ..................................           129          6,927
Harbor Florida Bancshares, Inc. ......................           371          7,116
Harleysville National Corp. ..........................           313          7,290
Hibernia Corp., Class A ..............................        10,400        198,640
Hudson River Bancorp, Inc. ...........................           261          6,298
Iberiabank Corp. .....................................            84          2,912
Independence Community Bank Corp. ....................         1,008         28,355
Independent Bank Corp. ...............................           212          5,487
Independent Bank Corp. Michigan ......................           204          5,867
Integra Bank Corp. ...................................           296          5,772
International Bancshares Corp. .......................           281         12,401
Lakeland Bancorp, Inc. ...............................           198          3,497
Local Financial Corp.+ ...............................           325          5,116
MAF Bancorp, Inc. ....................................           315         11,104
Main Street Banks, Inc. ..............................           164          3,075
Medford Bancorp, Inc. ................................           106          2,675
Mid-State Bancshares .................................           414          7,324
Midwest Banc Holdings, Inc. ..........................           100          2,215
Mississippi Valley Bankshares, Inc. ..................            98          3,940
National City Corp. ..................................         3,000         92,280
National Penn Bancshares, Inc. .......................           307          7,543
NBT Bancorp, Inc. ....................................           417          6,147
New York Community Bancorp, Inc. .....................         1,389         38,406
Northern Trust Corp. .................................         2,500        150,275
Northwest Bancorp, Inc. ..............................           208          2,465
OceanFirst Financial Corp. ...........................           127          3,795
Old Second Bancorp, Inc. .............................            98          3,938
Omega Financial Corp. ................................           141          4,588
Oriental Financial Group, Inc. .......................           187          3,964
Pacific Capital Bancorp ..............................           452         13,944
Pacific Northwest Bancorp ............................           237          6,233
Park National Corp. ..................................           199         19,651
Peoples Holding Co. ..................................            91          3,476
PFF Bancorp, Inc. ....................................           196          6,115
Port Financial Corp. .................................            82          2,586
Provident Bancorp, Inc. ..............................            48          1,272
Provident Bankshares Corp. ...........................           438         10,512

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166

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Quaker City Bancorp, Inc.+ ...........................            59   $      1,869
R&G Financial Corp., Class B .........................           176          3,508
Republic Bancorp, Inc. ...............................           835         11,690
Republic Bancshares, Inc.+ ...........................            73          1,250
Riggs National Corp. .................................           218          3,346
Royal Bancshares Pennsylvania, Inc. ..................            58          1,160
S&T Bancorp, Inc. ....................................           401         10,205
S.Y. Bancorp, Inc. ...................................            89          3,240
Sandy Spring Bancorp, Inc. ...........................           248          8,048
Seacoast Banking Corp., Florida ......................            56          2,649
Second Bancorp, Inc. .................................           149          3,613
Silicon Valley Bancshares, Inc.+ .....................         2,815         85,154
Simmons First National Corp., Class A ................           122          3,971
South Financial Group, Inc. ..........................           708         14,408
Southwest Bancorp of Texas, Inc.+ ....................         2,745         91,518
Staten Island Bancorp, Inc. ..........................           973         19,149
Sterling Bancorp .....................................           152          4,849
Sterling Financial Corp. .............................           192          4,543
Student Loan Corp. ...................................            69          6,320
Suffolk Bancorp ......................................           202          5,767
Susquehanna Bancshares, Inc. .........................           674         16,500
Texas Regional Bancshares, Inc., Class A .............           237         10,347
The Trust Co. of New Jersey ..........................           319          7,544
Tompkins Trustco, Inc. ...............................           112          4,726
TrustCo Bank Corp. NY ................................         1,220         15,750
U.S.B. Holding Co., Inc. .............................           207          3,515
UCBH Holdings, Inc. ..................................           332         11,945
Umpqua Holdings Corp. ................................           248          3,710
United Bankshares, Inc. ..............................           739         21,823
Unizan Financial Corp. ...............................           355          6,731
W Holding Co., Inc. ..................................           467          8,243
Washington Trust Bancorp, Inc. .......................           207          4,020
Waypoint Financial Corp. .............................           602          9,957
WesBanco, Inc. .......................................           308          7,361
West Coast Bancorp ...................................           276          4,169
Westamerica Bancorp ..................................           563         24,068
Whitney Holding Corp. ................................           453         22,587
Wintrust Financial Corp. .............................           195          4,479

FINANCIAL SERVICES -- 3.3%
Acacia Research Corp.+ ...............................           335          3,822
Actrade Financial Technologies, Ltd.+ ................           122          1,871
Advanta Corp., Class A ...............................           368          4,696
Affiliated Managers Group, Inc.+ .....................           381         27,367
Alfa Corp. ...........................................           671         18,721
American Capital Strategies, Ltd. ....................           542         16,780
Arrow Financial Corp. ................................           109          3,138
Bank of Granite Corp. ................................           190          4,370
Bank United Corp.+ ...................................           245             32
BKF Capital Group, Inc.+ .............................            91          2,716
Cash America International, Inc. .....................           380          3,344

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Century Business Services, Inc.+ .....................         1,348   $      4,678
Charles Schwab Corp. .................................         4,200         54,978
Charter Municipal Mortgage Acceptance Co. ............           590          9,310
Chittenden Corp. .....................................           516         15,041
Clark/Bardes, Inc.+ ..................................           180          5,184
CompuCredit Corp.+ ...................................         6,192         35,418
Concord EFS, Inc.+ ...................................         4,000        133,000
CPB, Inc. ............................................           120          4,122
Credit Acceptance Corp.+ .............................           222          2,398
Doral Financial Corp. ................................           639         21,694
DVI, Inc.+ ...........................................           228          4,195
F.N.B. Corp. .........................................           715         20,949
Federal Agricultural Mortgage Corp., Class C+ ........         1,340         59,630
Financial Federal Corp.+ .............................           183          6,004
First Sentinel Bancorp, Inc. .........................           447          5,838
Friedman, Billings, Ramsey Group, Inc., Class A+ .....           382          2,674
Gabelli Asset Management, Inc., Class A+ .............            82          3,255
Hudson United Bancorp ................................           792         25,194
IndyMac Bancorp, Inc.+ ...............................         3,143         77,632
Insignia Financial Group, Inc.+ ......................           334          3,824
Interactive Data Corp.+ ..............................           616         10,811
Jefferies Group, Inc. ................................           398         19,184
Louisiana Quinta Co.+ ................................         2,225         15,909
MB Financial, Inc.+ ..................................           238          7,128
Medallion Financial Corp. ............................           236          1,834
Metris Cos., Inc. ....................................         3,000         60,000
Microfinancial, Inc. .................................           121          1,035
Morgan Group Holding Co.+ ............................            33             38
Morgan Stanley, Dean Witter & Co. ....................         2,200        126,082
National Processing, Inc.+ ...........................           118          3,372
NBC Capital Corp. ....................................            81          2,427
NCO Group, Inc.+ .....................................         3,513         97,521
New Century Financial Corp. ..........................           181          4,109
NextCard, Inc.+ ......................................           497             25
Ocwen Financial Corp.+ ...............................           630          4,152
Paychex, Inc. ........................................         3,700        146,890
Pennfed Financial Services, Inc. .....................            99          2,698
PRG Shultz International, Inc.+ ......................           576          8,093
Prosperity Bancshares, Inc. ..........................            85          2,767
Raymond James Financial, Inc. ........................           654         22,386
Republic Bancorp Inc., Kentucky ......................           121          1,277
Resource America, Inc., Class A ......................           263          2,901
Resources Connection, Inc.+ ..........................           116          3,356
Right Management Consultants, Inc.+ ..................           163          4,127
Santander Bancorp ....................................           134          2,644
Seacoast Financial Services Corp. ....................           422          8,309
SoundView Technology Group, Inc.+ ....................           855          1,932
Sourcecorp, Inc.+ ....................................           243          7,166
StanCorp Financial Group, Inc. .......................           513         28,215
Sterling Bancshares, Inc. ............................           605          8,077
Str Francis Capital Corp. ............................           126          2,987

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168

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Sws Group, Inc. ......................................           233   $      4,718
Troy Financial Corp. .................................            66          1,760
UMB Financial Corp. ..................................           294         12,607
United Community Financial Corp. .....................           541          4,003
United National Bancorp ..............................           256          5,939
Universal Access Global Holdings+ ....................           744          1,123
USA Education, Inc. ..................................         1,700        166,260
Watson Wyatt & Co. Holdings+ .........................         1,759         48,109
WFS Financial, Inc.+ .................................           182          4,534
World Acceptance Corp.+ ..............................           205          1,439
WSFS Financial Corp. .................................           134          2,428

INSURANCE -- 0.8%
American Physicians Capital, Inc.+ ...................           187          3,647
AmerUs Group Co. .....................................           716         27,530
Argonaut Group, Inc. .................................           370          7,822
Baldwin & Lyons, Inc., Class B .......................           109          2,729
Brown & Brown, Inc. ..................................           734         23,048
Citizens, Inc.+ ......................................           333          3,580
CNA Surety Corp. .....................................           262          3,943
Commerce Group, Inc. .................................           424         16,409
Crawford & Co., Class B ..............................           595          8,062
Delphi Financial Group, Inc., Class A ................           224          8,783
FBL Financial Group, Inc., Class A ...................           200          3,750
First American Corp. .................................         1,171         24,919
Fremont General Corp. ................................           982          5,990
Great American Financial Resources, Inc. .............           101          1,823
Harleysville Group, Inc. .............................           504         13,316
Hilb, Rogal & Hamilton Co. ...........................           485         15,132
Horace Mann Educators Corp. ..........................           698         15,712
Irwin Financial Corp. ................................           158          2,956
Kansas City Life Insurance Co. .......................           105          4,074
LandAmerica Financial Group, Inc. ....................           319         11,047
Liberty Corp. ........................................           289         11,508
Meemic Holdings, Inc.+ ...............................            16            454
Midland Co. ..........................................            61          2,599
National Western Life Insurance Co., Class A+ ........            37          4,227
Nymagic, Inc. ........................................            51            968
Ohio Casualty Corp.+ .................................           959         18,163
Philadelphia Consolidated Holding Co.+ ...............           197          7,841
PICO Holdings, Inc.+ .................................           183          2,727
PMA Capital Corp., Class A ...........................           281          6,446
Presidential Life Corp. ..............................           372          8,463
ProAssurance Corp.+ ..................................           391          7,058
RLI Corp. ............................................           106          5,480
SCPIE Holdings, Inc. .................................           151          2,564
Selective Insurance Group, Inc. ......................           437         11,668
State Auto Financial Corp. ...........................           213          3,099
Stewart Information Services Corp.+ ..................           212          4,240
Triad Guaranty, Inc.+ ................................           119          5,173
UICI+ ................................................           657         12,450

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
United Fire & Casualty Co. ...........................           103   $      3,394
Universal American Financial Corp.+ ..................           773          5,318
Vesta Insurance Group, Inc. ..........................           596          3,576
W.R. Berkley Corp. ...................................           363         20,865
Zenith National Insurance Corp. ......................           127          3,708
                                                                       ------------
                                                                          3,558,759
                                                                       ------------

HEALTHCARE -- 14.8%
DRUGS -- 6.6%
3 Dimensional Pharmaceuticals, Inc.+ .................           107            731
Abbott Laboratories, Inc. ............................         2,900        152,540
Aclara Biosciences, Inc.+ ............................           614          2,051
Adolor Corp.+ ........................................           533          5,943
Advanced Tissue Sciences, Inc.+ ......................         1,254          3,944
Aksys, Ltd.+ .........................................           355          3,117
Alexion Pharmaceuticals, Inc.+ .......................           274          6,442
Alpharma, Inc., Class A ..............................         3,519         50,322
Amylin Pharmaceuticals, Inc.+ ........................           976          9,770
Antigenics, Inc.+ ....................................           246          3,442
Aphton Corp.+ ........................................           259          3,059
Applied Molecular Evolution, Inc. ....................           278          2,391
Arena Pharmaceuticals, Inc.+ .........................           310          3,088
ARIAD Pharmaceuticals, Inc.+ .........................           487          2,591
Arqule, Inc. .........................................           330          4,168
Array Biopharma Inc.+ ................................           257          3,328
Atrix Laboratories, Inc.+ ............................           324          7,377
AVANIR Pharmaceuticals+ ..............................           998          2,854
AVANT Immunotherapeutics, Inc.+ ......................         1,037          1,794
AVI BioPharma, Inc.+ .................................           260          2,111
Avigen, Inc.+ ........................................           342          3,796
Barr Laboratories, Inc.+ .............................         1,550        102,021
Bio-Technology General Corp.+ ........................         7,299         35,838
BioMarin Pharmaceutical, Inc.+ .......................           463          4,848
Biopure Corp.+ .......................................           273          2,894
Bone Care International, Inc.+ .......................           163          2,240
Bradley Pharmaceuticals, Inc.+ .......................         1,400         14,910
Caremark Rx, Inc.+ ...................................         7,300        142,350
Cell Genesys, Inc.+ ..................................           594         10,068
Cell Therapeutics, Inc.+ .............................         3,379         83,901
Charles River Laboratories International, Inc.+ ......         1,220         37,820
Cima Laboratories, Inc.+ .............................           253          6,742
Columbia Laboratories, Inc.+ .........................           443          2,193
Connetics Corp.+ .....................................           515          4,995
Corixa Corp.+ ........................................         7,613         46,972
Corvas International, Inc.+ ..........................           471          2,680
CryoLife, Inc.+ ......................................           268          5,601
Cubist Pharmaceuticals, Inc.+ ........................           459          8,482
CV Therapeutics, Inc.+ ...............................           380         13,756
CYTOGEN Corp.+ .......................................         1,368          2,928
Decode Genetics, Inc.+ ...............................           524          2,982

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170

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
Deltagen, Inc.+ ......................................           201   $      1,355
Dendreon Corp.+ ......................................           264          1,634
Digene Corp.+ ........................................           190          6,792
Diversa Corp.+ .......................................           435          5,524
Durect Corp., Inc.+ ..................................           326          2,540
DUSA Pharmaceuticals, Inc.+ ..........................           238            954
Dyax Corp.+ ..........................................           331          1,218
Eden Bioscience Corp.+ ...............................           342            821
Endo Pharmaceuticals Holdings, Inc.+ .................         8,055         81,355
Enzo Biochem, Inc.+ ..................................           393          7,962
Esperion Therapeutics, Inc.+ .........................           391          2,381
Exelixis, Inc.+ ......................................           679          9,363
First Horizon Pharmaceutical Corp.+ ..................           187          4,181
Galen Holdings PLC ADR ...............................         1,000         34,200
Genaissance Pharmaceuticals, Inc.+ ...................           311            833
Gene Logic, Inc.+ ....................................           458          8,913
Genelabs Technologies, Inc.+ .........................           699          1,230
Genencor International, Inc.+ ........................           170          1,930
Genta, Inc.+ .........................................           429          7,194
Genzyme Corp.-Biosurgery Division ....................           636          4,331
Genzyme Corp.-Molecular Oncology .....................           270          1,566
Genzyme Transgenics Corp.+ ...........................           351          1,158
Geron Corp.+ .........................................           370          2,816
Guilford Pharmaceuticals, Inc.+ ......................           420          2,990
Harvard Bioscience, Inc.+ ............................           118          1,037
Hemispherx Biopharma, Inc.+ ..........................           313          1,252
Hyseq Pharmaceuticals, Inc.+ .........................           224          1,192
IDEC Pharmaceuticals Corp.+ ..........................         3,900        250,770
ILEX Oncology, Inc.+ .................................         3,340         57,648
Illumina, Inc.+ ......................................           318          3,008
Immune Response Corp.+ ...............................           529            428
ImmunoGen, Inc.+ .....................................           680          7,528
Immunomedics, Inc.+ ..................................           645         12,229
Impax Laboratories, Inc.+ ............................           304          2,110
Incyte Genomics, Inc.+ ...............................         1,139         13,554
Inkine Pharmaceutical Co., Inc.+ .....................           592          1,089
Insmed, Inc.+ ........................................           564          1,579
Inspire Phamaceutical, Inc.+ .........................           278            559
Integra LifeSciences Holdings Corp.+ .................           203          5,710
Interneuron Pharmaceuticals, Inc. ....................           666          5,827
Isis Pharmaceuticals, Inc.+ ..........................           709         11,401
K-V Pharmaceutical Co., Class A+ .....................         3,200         93,120
K-V Pharmaceutical Co., Class B+ .....................           399         13,047
Kendle International, Inc.+ ..........................           167          3,105
Kos Pharmaceuticals, Inc.+ ...........................            76          2,116
Kosan Biosciences, Inc.+ .............................           235          1,810
La Jolla Pharmaceutical Co.+ .........................           546          3,997
Lexicon Genetics, Inc.+ ..............................           582          5,500
Ligand Pharmaceuticals, Inc., Class B+ ...............         5,689        112,187
MacroChem Corp.+ .....................................           394          1,241
Martek Biosciences Corp.+ ............................           281          8,846

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
Matrix Pharmaceuticals, Inc.+ ........................           455   $      1,001
Maxygen, Inc.+ .......................................           499          6,247
Medicines Co.+ .......................................         1,983         28,278
Medicis Pharmaceutical Corp., Class A+ ...............         1,800         99,900
MGI Pharma, Inc.+ ....................................           413          5,683
Miravant Medical Technologies+ .......................           238            257
Nanogen, Inc.+ .......................................           231            970
Napro Biotherapeutics, Inc.+ .........................           415          3,631
Neopharm, Inc.+ ......................................           194          4,169
Neose Technologies, Inc.+ ............................           200          6,410
Neurocrine Biosciences, Inc.+ ........................           467         18,956
Neurogen Corp.+ ......................................           213          2,718
Northfield Laboratories, Inc.+ .......................           182          1,281
Novavax, Inc.+ .......................................           253          2,894
Noven Pharmaceuticals, Inc.+ .........................         6,185        128,277
NPS Pharmaceuticals, Inc.+ ...........................           474         15,467
Onyx Pharmaceuticals, Inc.+ ..........................           317          1,452
Orchid BioSciences, Inc.+ ............................           678          1,756
Organogenesis, Inc.+ .................................           549            763
Pain Therapeutics, Inc.+ .............................           274          2,619
Paradigm Genetics, Inc.+ .............................           361            585
PAREXEL International Corp.+ .........................           425          6,817
Penwest Pharmaceuticals Co.+ .........................           230          4,462
Peregrine Pharmaceuticals, Inc.+ .....................         1,861          4,038
Perrigo Co.+ .........................................         1,040         12,428
Pharmaceutical Product Development, Inc.+ ............         3,600        125,460
Pharmaceutical Resources, Inc.+ ......................           320          6,781
Pharmacopeia, Inc.+ ..................................           381          5,071
Pharmacyclics, Inc.+ .................................           277          2,161
Pharmos Corp.+ .......................................           949          1,594
Pozen, Inc.+ .........................................           334          1,931
Praecis Pharmaceuticals, Inc.+ .......................           875          4,550
Progenics Pharmaceuticals, Inc.+ .....................           132          1,980
Regeneration Technologies, Inc.+ .....................           216          1,566
Regeneron Pharmaceuticals, Inc.+ .....................           450         11,245
Ribozyme Pharmaceuticals, Inc.+ ......................           226            655
Rigel Pharmaceuticals, Inc.+ .........................           451          1,601
Sangamo Biosciences, Inc.+ ...........................           184          1,700
SangStat Medical Corp.+ ..............................         6,718        180,445
Sciclone Pharmaceuticals, Inc.+ ......................           556          2,419
Scios, Inc.+ .........................................         2,978         86,154
Sequenom, Inc.+ ......................................           493          3,402
SICOR, Inc.+ .........................................         8,500        145,180
Star Scientific, Inc.+ ...............................           348            696
SuperGen, Inc.+ ......................................         3,386         19,063
Sybron Dental Specialties, Inc.+ .....................           650         13,065
Syncor International Corp.+ ..........................           338          9,210
Tanox, Inc.+ .........................................           404          5,721
Targeted Genetics Corp.+ .............................           644          1,346
Telik, Inc.+ .........................................           363          4,400
Texas Biotechnology Corp.+ ...........................           747          4,594

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172

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
Titan Pharmaceuticals, Inc.+ .........................           423   $      2,965
Transgenomic, Inc.+ ..................................           218          1,971
Transkaryotic Therapies, Inc.+ .......................         3,965        170,693
Triangle Pharmaceuticals, Inc.+ ......................           797          4,065
Trimeris, Inc.+ ......................................           298         12,874
Tularik, Inc.+ .......................................           334          5,491
United Therapeutics Corp.+ ...........................           258          3,473
V.I. Technologies, Inc.+ .............................            90            467
Versicor, Inc.+ ......................................           238          4,303
Viropharma, Inc.+ ....................................           304          1,547
Von Pharmaceuticals, Inc.+ ...........................           495          2,030

HEALTH SERVICES -- 3.8%
Accredo Health, Inc.+ ................................           447         25,600
AdvancePCS+ ..........................................         2,800         84,252
Allscripts Heathcare Solutions, Inc. .................           533          3,358
American Healthways, Inc.+ ...........................           202          5,482
AmeriPath, Inc.+ .....................................         2,173         58,236
Amsurg Corp.+ ........................................           344          9,360
Apria Healthcare Group, Inc.+ ........................           698         17,108
Bally Total Fitness Holding Corp.+ ...................           456         10,009
Beverly Enterprises, Inc.+ ...........................         1,664         11,981
Centene Corporation Delaware+ ........................         1,600         36,640
Cobalt Corp.+ ........................................           156          1,396
Corvel Corp.+ ........................................           113          3,372
Covance, Inc.+ .......................................         1,019         20,665
Coventry Health Care, Inc.+ ..........................         3,924        102,024
Dendrite International, Inc.+ ........................           502          5,371
Diagnostic Products Corp. ............................         2,967        128,174
Dianon Systems, Inc.+ ................................           151          9,797
Dynacq International, Inc.+ ..........................            67          1,016
Eclipsys Corp.+ ......................................           760         12,472
Emisphere Technologies, Inc.+ ........................           263          4,474
Genstar Therapeutics Corp.+ ..........................           201            201
Gentiva Health Services, Inc.+ .......................           349          8,641
Hanger Orthopedic Group, Inc.+ .......................         4,200         43,470
Healthcare Services Group, Inc.+ .....................         4,800         54,960
Healthextras, Inc.+ ..................................           213            579
IDEXX Laboratories, Inc.+ ............................           576         15,460
IDX Systems Corp.+ ...................................           287          5,040
IMPATH, Inc.+ ........................................           276         11,327
Invacare Corp. .......................................           356         13,386
LifePoint Hospitals, Inc.+ ...........................         3,473        128,362
Magellan Health Services, Inc.+ ......................           412          2,348
Matria Healthcare, Inc.+ .............................         3,300         80,025
Mid Atlantic Medical Services, Inc.+ .................         2,631         74,984
Nabi Corp.+ ..........................................           653          4,023
National Healthcare Corp.+ ...........................           138          2,270
NDCHealth Corp. ......................................         2,755        100,255
Northwest Biotherapeutics, Inc.+ .....................           800          3,080
Omnicell, Inc.+ ......................................        12,100         89,903

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
Option Care, Inc.+ ...................................           128   $      2,113
PacifiCare Health Systems, Inc.+ .....................           488          8,516
PDI, Inc.+ ...........................................           132          2,239
Pediatrix Medical Group, Inc.+ .......................           361         14,714
Province Healthcare Co.+ .............................         4,343        137,977
Quintiles Transnational Corp.+ .......................         2,600         46,150
RehabCare Group, Inc.+ ...............................           272          7,752
Renal Care Group, Inc.+ ..............................         4,543        149,010
Res-Care, Inc.+ ......................................         2,400         19,512
Select Medical Corp.+ ................................           151          2,418
Sierra Health Services, Inc.+ ........................           414          5,415
Specialty Laboratories, Inc.+ ........................            83          1,983
Sunrise Assisted Living, Inc.+ .......................           300          8,178
Trigon Healthcare, Inc.+ .............................           600         44,292
U.S. Oncology, Inc.+ .................................         1,625         14,316
U.S. Physical Therapy, Inc.+ .........................            70          1,264
Valentis, Inc.+ ......................................           619          1,739

MEDICAL PRODUCTS -- 4.4%
ABIOMED, Inc.+ .......................................           250          2,775
Advanced Neuromodulation Systems, Inc.+ ..............           115          3,857
Align Technology, Inc.+ ..............................           172            912
American Med Systems Holdings, Inc.+ .................           547         12,313
Arrow International, Inc. ............................           193          9,110
ArthroCare Corp.+ ....................................           347          6,249
Aspect Medical Systems, Inc.+ ........................           215          1,914
ATS Medical, Inc.+ ...................................         7,681         15,362
Bio-Rad Laboratories, Inc., Class A+ .................           884         33,194
Biosepra, Inc.+ ......................................            57            417
Biosite Diagnostics, Inc.+ ...........................           212          5,247
Boston Scientific Corp.+ .............................         3,700         92,833
BriteSmile, Inc.+ ....................................           246          1,321
Bruker Daltonics, Inc.+ ..............................           785          7,520
CardioDynamics International Corp.+ ..................           499          2,121
Cell Pathways, Inc.+ .................................           464          1,907
Cerus Corp.+ .........................................           195         10,446
Ciphergen Biosystems, Inc.+ ..........................           286          1,722
Closure Medical Corp.+ ...............................            83          1,633
Coherent, Inc.+ ......................................         7,191        243,775
Computerized Thermal Imaging, Inc.+ ..................         1,119          1,175
Conceptus, Inc.+ .....................................           170          3,664
CONMED Corp.+ ........................................           406         10,150
Cooper Cos., Inc. ....................................           244         11,566
Curis, Inc.+ .........................................           554          1,180
Cyberonics, Inc.+ ....................................           332          5,309
Cygnus, Inc.+ ........................................           563          2,201
Datascope Corp. ......................................           197          5,782
DENTSPLY International, Inc. .........................         4,950        183,447
Dionex Corp.+ ........................................         1,133         27,566
Edwards Lifesciences Corp.+ ..........................         1,015         28,369
Endocare, Inc.+ ......................................           223          4,395

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174

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
EntreMed, Inc.+ ......................................           261   $      1,984
ESCO Technologies, Inc.+ .............................           184          7,147
Exact Sciences Corp.+ ................................            62            603
Genome Therapeutics Corp.+ ...........................           390          2,207
Haemonetics Corp.+ ...................................           344         10,919
I-STAT Corp.+ ........................................           307          2,238
ICU Medical, Inc.+ ...................................           152          5,515
IGEN International, Inc.+ ............................           218          8,258
INAMED Corp.+ ........................................           252          8,291
InterMune, Inc.+ .....................................           486         14,614
Intuitive Surgical, Inc.+ ............................           529          4,973
Johnson & Johnson ....................................         1,682        109,246
Keryx Biopharmaceuticals, Inc.+ ......................           215          1,180
Landauer, Inc. .......................................           138          5,237
Large Scale Biology Corp.+ ...........................           220            724
Luminex Corp.+ .......................................           277          3,479
Maxim Pharmaceuticals, Inc.+ .........................           399          2,123
Med-Design Corp.+ ....................................           129          1,812
MedImmune, Inc.+ .....................................         3,600        141,588
Medis Technologies, Ltd+ .............................           179          2,197
Mentor Corp. .........................................           360         12,989
Microvision, Inc.+ ...................................           184          2,101
Molecular Devices Corp.+ .............................         3,846         69,882
Myriad Genetics, Inc.+ ...............................           600         20,106
North American Scientific, Inc.+ .....................           122          1,579
Novoste Corp.+ .......................................         7,255         59,854
Ocular Sciences, Inc.+ ...............................         2,489         69,699
OraSure Technologies, Inc.+ ..........................           446          2,698
Orthofix International N.V.+ .........................         4,400        177,452
PolyMedica Corp.+ ....................................           202          5,141
Possis Medical, Inc.+ ................................           291          5,733
PSS World Medical, Inc.+ .............................         1,220         11,956
QLT, Inc.+ ...........................................         1,500         25,575
Radiance Medical Systems, Inc.+ ......................         2,500          3,125
Respironics, Inc.+ ...................................           523         16,945
SCM Microsystems, Inc.+ ..............................           263          3,074
Seattle Genetics, Inc.+ ..............................         1,820          9,555
Serologicals Corp.+ ..................................           315          4,936
Sola International, Inc.+ ............................           392          5,770
SRI/Surgical Express, Inc.+ ..........................            30            458
St. Jude Medical, Inc.+ ..............................         1,700        131,155
STERIS Corp.+ ........................................         1,125         23,467
Techne Corp.+ ........................................         3,912        107,854
Theragenics Corp.+ ...................................           509          5,039
Third Wave Technologies, Inc.+ .......................           129            432
Thoratec Corp.+ ......................................           617          6,756
TriPath Imaging, Inc.+ ...............................           428          2,452
Urologix, Inc.+ ......................................           194          3,525
Vasomedical, Inc.+ ...................................           982          2,810
Vaxgen, Inc.+ ........................................           141          1,610
Ventana Medical Systems, Inc.+ .......................           208          4,212

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
Vical, Inc.+ .........................................           344   $      3,182
VidaMed, Inc.+ .......................................           624          4,917
VISX, Inc.+ ..........................................           843         14,887
Vital Signs, Inc. ....................................            80          2,950
West Pharmaceutical Services, Inc. ...................           172          5,220
Zoll Medical Corp.+ ..................................           153          5,875
                                                                       ------------
                                                                          6,402,566
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 13.7%
AEROSPACE & MILITARY TECHNOLOGY -- 1.2%
AAR Corp. ............................................           411          4,426
Alliant Techsystems, Inc.+ ...........................           422         43,040
Armor Holdings, Inc.+ ................................         9,068        245,743
BE Aerospace, Inc.+ ..................................           501          4,975
Curtiss-Wright Corp. .................................           173         11,504
DRS Technologies, Inc.+ ..............................         1,173         48,668
EDO Corp. ............................................           172          4,646
Engineered Support Systems, Inc. .....................           127          5,874
Esterline Technologies Corp.+ ........................           355          7,242
Fairchild Corp., Class A+ ............................           218            549
GenCorp, Inc. ........................................           539          8,473
HEICO Corp. ..........................................           195          3,058
Innovative Solutions & Support, Inc.+ ................           139          1,371
Kaman Corp., Class A .................................           384          6,509
Northrop Grumman Corp. ...............................           600         67,830
Orbital Sciences Corp.+ ..............................           594          3,113
REMEC, Inc.+ .........................................           772          7,141
Sequa Corp., Class A+ ................................            60          3,132
Sturm Ruger & Co., Inc. ..............................           336          4,334
Teledyne Technologies, Inc.+ .........................           546          9,053
Titan Corp.+ .........................................         1,053         21,744
Triumph Group, Inc.+ .................................           271         10,623
United Industrial Corp. ..............................           221          4,917

BUSINESS SERVICES -- 8.4%
aaiPharma, Inc.+ .....................................           170          6,110
Aaron Rents, Inc. ....................................           239          5,461
ABM Industries, Inc.+ ................................           311         11,414
Administaff, Inc.+ ...................................           384         10,610
Albany Molecular Research, Inc.+ .....................         5,361        128,503
Alico, Inc. ..........................................            54          1,572
AMERCO, Inc.+ ........................................           219          3,813
Apollo Group, Inc., Class A+ .........................         2,000        107,100
Aviall, Inc.+ ........................................           317          2,863
Banta Corp. ..........................................           423         15,105
Bell Microproducts, Inc.+ ............................           252          2,621
Boron, LePore & Associates, Inc.+ ....................           135          1,636
Bowne & Co., Inc. ....................................           568          7,992
Brady Corp., Class A .................................           307         11,144
Bright Horizons Family Solutions, Inc.+ ..............           192          5,658
Brightpoint, Inc.+ ...................................           958            872

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176

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Building Materials Holdings Corp.+ ...................           222   $      3,197
Career Education Corp.+ ..............................         6,316        250,114
Casella Waste Systems, Inc., Class A+ ................           307          3,659
Catalytica Energy Systems, Inc.+ .....................           297          1,001
CDI Corp.+ ...........................................           199          4,567
Central Parking Corp. ................................           293          6,736
CLARCOR, Inc. ........................................           380         12,160
Coinstar, Inc.+ ......................................           365         12,297
Comdisco, Inc.+ ......................................         1,807            596
Consolidated Graphics, Inc.+ .........................           174          3,463
Copart, Inc.+ ........................................         1,050         18,837
Corinthian Colleges, Inc.+ ...........................         1,635         82,649
Corporate Executive Board Co.+ .......................         5,697        213,700
CoStar Group, Inc.+ ..................................           219          4,984
CPI Corp. ............................................           116          1,908
Delta & Pine Land Co. ................................           564         10,699
DiamondCluster International, Inc., Class A+ .........           470          6,072
Dollar Thrifty Automotive Group, Inc.+ ...............           386          8,164
Edison Schools, Inc.+ ................................         3,647         50,693
Education Management Corp.+ ..........................         1,993         84,045
Electro Rent Corp.+ ..................................           247          3,389
Electronics for Imaging, Inc.+ .......................           922         16,873
EMCOR Group, Inc.+ ...................................           184         10,672
Encompass Services Corp.+ ............................         1,092          1,933
First Consulting Group, Inc.+ ........................         5,493         54,765
Fisher Scientific International, Inc.+ ...............           926         26,021
Forrester Research, Inc.+ ............................           230          4,393
FTI Consulting, Inc.+ ................................         1,350         41,823
Gartner, Inc., Class A+ ..............................         1,332         17,183
Granite Construction, Inc. ...........................           536         13,191
Handleman Co.+ .......................................           425          4,365
Harland (John H.) Co. ................................           498         14,477
Harsco Corp. .........................................           685         26,811
Heidrick & Struggles, Inc.+ ..........................           309          6,427
Hooper Holmes, Inc. ..................................        15,974        167,567
Horizon Offshore, Inc.+ ..............................           251          2,944
Hughes Supply, Inc. ..................................           404         15,740
ICT Group, Inc.+ .....................................            41          1,002
Input/Output, Inc.+ ..................................           781          7,107
Insituform Technologies, Inc., Class A+ ..............           401         10,133
Insurance Auto Auctions, Inc.+ .......................           208          3,482
Intergraph Corp.+ ....................................         7,852        138,274
Iron Mountain, Inc.+ .................................         7,600        241,072
ITT Educational Services, Inc.+ ......................           406         18,270
Kelly Services, Inc., Class A ........................           274          7,735
Kforce, Inc.+ ........................................           412          2,122
Korn/Ferry International+ ............................           648          6,448
Kroll, Inc.+ .........................................           258          4,296
Labor Ready, Inc.+ ...................................         4,145         32,331
Learning Tree International, Inc.+ ...................           199          4,816
Lydall, Inc.+ ........................................           256          3,630

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Maximus, Inc.+ .......................................           215   $      6,607
McGrath Rentcorp .....................................           117          3,598
MedQuist, Inc.+ ......................................           167          5,010
MemberWorks, Inc.+ ...................................           164          3,105
Mine Safety Appliances Co. ...........................           148          5,557
Mobile Mini, Inc.+ ...................................         2,025         65,164
MPS Group, Inc.+ .....................................         1,574         13,772
Navigant Consulting Co.+ .............................           677          4,387
New England Business Service, Inc. ...................           197          5,057
Newpark Resources, Inc.+ .............................         1,128          8,742
Oceaneering International, Inc.+ .....................           379         10,991
On Assignment, Inc.+ .................................         4,059         72,656
Osmonics, Inc.+ ......................................           181          2,661
Owens & Minor, Inc. ..................................           581         11,411
Paxar Corp.+ .........................................           610         10,278
PLATO Learning, Inc.+ ................................           242          4,281
Pre-Paid Legal Services, Inc.+ .......................           264          7,540
Princeton Review, Inc.+ ..............................        14,000        121,800
R.H. Donnelley Corp.+ ................................           507         15,428
Rent-A-Center, Inc.+ .................................           121          6,182
Republic Services, Inc., Class A+ ....................         3,100         57,908
Rollins, Inc. ........................................           246          5,191
ScanSource, Inc.+ ....................................            98          5,891
SCP Pool Corp.+ ......................................           327         10,268
Seitel, Inc.+ ........................................         6,132         56,108
SITEL Corp.+ .........................................           961          3,123
Sotheby's Holdings, Inc., Class A+ ...................           345          5,537
Spherion Corp.+ ......................................           898          9,923
Sports Resorts International, Inc.+ ..................           417          2,831
StarTek,Inc.+ ........................................           137          3,172
Stericycle, Inc.+ ....................................         3,275        204,887
Stewart Enterprises, Inc., Class A+ ..................         1,651          9,858
Strayer Education, Inc. ..............................            48          2,357
SurModics, Inc.+ .....................................           225          9,810
Sylvan Learning Systems, Inc.+ .......................         2,922         82,546
TeleTech Holdings, Inc.+ .............................        14,218        190,948
Tetra Tech, Inc.+ ....................................         6,062         86,626
TRC Cos., Inc.+ ......................................         2,529         62,087
Trico Marine Services, Inc.+ .........................           423          3,710
U.S. Industries, Inc.+ ...............................         1,274          4,841
UniFirst Corp. .......................................           137          3,446
UNOVA, Inc.+ .........................................           770          6,129
URS Corp.+ ...........................................           229          7,259
USEC, Inc. ...........................................         1,389          8,890
Veritas DGC, Inc.+ ...................................           513          8,675
Wackenhut Corp., Class A+ ............................           148          4,899
Wackenhut Corrections Corp.+ .........................           142          2,130
Waste Connections, Inc.+ .............................         7,770        260,373
Waste Management, Inc. ...............................         4,100        111,725
Watsco, Inc. .........................................           290          5,176
Watts Industries, Inc., Class A ......................           263          4,418

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178

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
WESCO International, Inc.+ ...........................           338   $      2,366

ELECTRICAL EQUIPMENT -- 0.5%
Acuity Brands, Inc. ..................................           708         11,703
Covanta Energy Corp.+ ................................           854            615
Cubic Corp. ..........................................            79          5,164
Fedders Corp. ........................................           454          1,363
LeCroy Corp.+ ........................................         1,242         21,909
Littelfuse, Inc.+ ....................................           314          7,778
Newpower Holdings Inc.+ ..............................           823            304
Otter Tail Power Co. .................................           422         13,031
Roper Industries, Inc. ...............................           505         25,119
Smith (A.O.) Corp. ...................................           171          4,352
Technitrol, Inc. .....................................         3,519         83,893
Thomas & Betts Corp. .................................           997         21,097
UCAR International, Inc.+ ............................           965         13,703
Westcorp .............................................           185          4,042

MACHINERY -- 1.7%
Advanced Energy Industries, Inc.+ ....................           318         11,435
AGCO Corp.+ ..........................................         1,132         25,832
Albany International Corp., Class A ..................           269          8,151
AptarGroup, Inc. .....................................           556         19,488
Astec Industries, Inc.+ ..............................           264          4,638
Baldor Electric Co. ..................................           404          9,130
Briggs & Stratton Corp. ..............................           370         17,020
Cognex Corp.+ ........................................           549         15,954
CUNO, Inc.+ ..........................................           260          9,651
Dril-Quip, Inc.+ .....................................           106          2,719
Federal Signal Corp. .................................           778         18,454
Flow International Corp.+ ............................         3,826         37,418
Flowserve Corp.+ .....................................           760         24,328
Franklin Electric Co., Inc. ..........................           144          7,295
FSI International, Inc.+ .............................           448          5,022
Gardner Denver, Inc.+ ................................           251          6,149
Gerber Scientific, Inc.+ .............................           318          2,337
Gorman-Rupp Co. ......................................           126          3,371
Graco, Inc. ..........................................           533         21,773
Helix Technology Corp. ...............................           388          9,824
IDEX Corp. ...........................................           526         19,462
JLG Industries, Inc. .................................           723         10,700
Kaydon Corp. .........................................           475         12,825
Kulicke & Sofa Industries, Inc.+ .....................           842         17,522
Ladish Co., Inc.+ ....................................           157          1,751
Lawson Products, Inc. ................................            76          2,190
Lightpath Technologies, Inc., Class A+ ...............           332            515
Lincoln Electric Holdings, Inc. ......................           540         15,428
Lindsay Manufacturing Co. ............................           170          4,140
MagneTek, Inc.+ ......................................           348          4,072
Manitowoc Co., Inc. ..................................           416         16,432
Matthews International Corp., Class A ................         6,015        150,976
Milacron, Inc. .......................................           270          3,939

                                                                ----------------
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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MACHINERY (CONTINUED)
Moog, Inc., Class A+ .................................           244   $      7,808
NACCO Industries, Inc., Class A ......................           111          7,358
Nordson Corp. ........................................           404         12,181
Photon Dynamics, Inc.+ ...............................           239         12,163
Presstek, Inc.+ ......................................           525          3,045
Regal-Beloit Corp. ...................................           327          8,355
Robbins & Myers, Inc. ................................           136          3,720
Satcon Technology Corp.+ .............................           172            559
Sauer-Danfoss, Inc. ..................................           174          1,794
Semitool, Inc.+ ......................................         7,664         99,709
SPS Technologies, Inc.+ ..............................           166          7,033
Standex International Corp. ..........................           187          4,567
Stewart & Stevenson Services, Inc. ...................           432          8,359
Surebeam Corp.+ ......................................           119            659
Tecumseh Products Co., Class A .......................           260         13,858
Tennant Co. ..........................................           155          6,498
Terex Corp.+ .........................................           624         14,102
Thomas Industries, Inc. ..............................           261          7,634
Valence Technology, Inc.+ ............................           555          1,693
Vicor Corp.+ .........................................           389          6,574

MULTI-INDUSTRY -- 0.4%
Ameron International Corp. ...........................            56          4,018
Applied Industrial Technologies, Inc. ................           293          5,640
Asyst Technologies, Inc.+ ............................           605         11,011
Butler Manufacturing Co. .............................            79          2,121
Carlisle Cos., Inc. ..................................           519         22,691
Chemed Corp. .........................................           152          5,677
GenTek, Inc. .........................................            63             19
Lancaster Colony Corp. ...............................           480         17,779
Maui Land & Pineapple, Inc.+ .........................            33            677
Mechanical Technology, Inc.+ .........................           329          1,142
Mestek, Inc.+ ........................................            41            916
Nanophase Technologies Corp.+ ........................           200          1,662
National Service Industries, Inc. ....................           177          1,848
New Horizons Worldwide, Inc.+ ........................           115          1,379
Oglebay Norton Co. ...................................            43            434
Perini Corp.+# .......................................           192          1,104
Pittston Brink's Group ...............................           931         23,368
Plexus Corp.+ ........................................           717         16,921
Quixote Corp. ........................................           109          2,033
Terremark Worldwide, Inc.+ ...........................         2,589          1,165
Tredegar Corp. .......................................           271          5,068
Trinity Industries, Inc. .............................           635         15,437
Volt Information Sciences, Inc.+ .....................           139          2,592
Wabtec Corp. .........................................           419          6,281
Walter Industries, Inc. ..............................           523          6,888

TRANSPORTATION -- 1.5%
Airborne, Inc. .......................................           825         14,429
Alexander & Baldwin, Inc. ............................           694         19,161
Arkansas Best Corp.+ .................................         3,853        107,075

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180

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
TRANSPORTATION (CONTINUED)
Atlas Air Worldwide Holdings, Inc.+ ..................           282   $      3,714
Consolidated Freightways Corp.+ ......................           289          1,514
Covenant Transport, Inc., Class A+ ...................           123          1,803
EGL, Inc.+ ...........................................         4,690         74,337
Florida East Coast Industries, Inc., Class A .........           390         11,041
Forward Air Corp.+ ...................................           264          8,356
Gulfmark Offshore, Inc.+ .............................            70          2,529
Heartland Express, Inc.+ .............................         5,983        119,421
Interpool, Inc. ......................................           223          4,170
J.B. Hunt Transport Services, Inc.+ ..................           266          7,562
Kansas City Southern Industries, Inc.+ ...............         1,011         16,115
Kirby Corp.+ .........................................           319          9,538
Knight Transportation, Inc.+ .........................           290          6,131
Landstar System, Inc.+ ...............................           139         12,899
Offshore Logistics, Inc.+ ............................         2,202         47,453
Oshkosh Truck Corp. ..................................           287         16,330
Overseas Shipholding Group, Inc. .....................           469         11,397
RailAmerica, Inc.+ ...................................           491          5,165
RailWorks Corp.+ .....................................         5,100            230
Roadway Corp. ........................................           203          7,511
Swift Transportation Co., Inc.+ ......................           996         21,832
USFreightways Corp. ..................................           453         16,054
Wabash National Corp. ................................           395          3,911
Werner Enterprises, Inc. .............................         2,777         58,185
Yellow Corp.+ ........................................           425         11,216
                                                                       ------------
                                                                          5,905,240
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 7.1%
BROADCASTING & MEDIA -- 2.8%
4Kids Entertainment, Inc.+ ...........................           144          2,869
Ackerley Group, Inc.+ ................................           255          4,554
ACTV, Inc. ...........................................           682          1,029
Acxiom Corp.+ ........................................         8,000        137,120
ADVO, Inc.+ ..........................................           316         13,348
Aether Systems, Inc.+ ................................           387          1,691
Alamosa Holdings, Inc.+ ..............................         1,187          5,971
AMC Entertainment, Inc.+ .............................           319          4,351
APAC Customer Services, Inc. .........................           420          1,344
Arbitron, Inc.+ ......................................           500         16,900
Audiovox Corp., Class A+ .............................           299          2,147
Beasley Broadcast Group, Inc., Class A+ ..............           131          1,953
Belden, Inc. .........................................           421         10,032
Centennial Communications Corp.+ .....................           136            490
Clear Channel Communications, Inc.+ ..................         3,500        179,935
Crown Media Holdings, Inc., Class A+ .................           454          5,630
Cumulus Media, Inc., Class A+ ........................           504          9,022
Digital Generation Systems, Inc.+ ....................           607            692
DoubleClick, Inc.+ ...................................         2,000         23,980
EchoStar Communications Corp., Class A+ ..............         3,500         99,120
EMS Technologies, Inc.+ ..............................         1,200         27,180

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Fisher Communications, Inc. ..........................            70   $      3,186
Fox Entertainment Group, Inc., Class A+ ..............         3,300         78,045
Gaylord Entertainment Co.+ ...........................           375          9,975
Getty Images, Inc.+ ..................................           585         17,527
Gray Communications Systems, Inc. ....................           158          2,531
Grey Global Group, Inc. ..............................            14          9,534
Harmonic, Inc.+ ......................................           954         11,066
Imation Corp.+ .......................................           565         14,989
Information Holdings, Inc.+ ..........................         3,335         96,048
John Wiley & Sons, Inc., Class A .....................           775         20,305
Journal Register Co.+ ................................           453          9,604
Key3Media Group, Inc.+ ...............................           524          2,405
Lee Enterprises, Inc. ................................           757         27,933
Lexar Media, Inc.+ ...................................           560          1,512
Liberty Media Corp.+ .................................            91          1,150
LodgeNet Entertainment Corp.+ ........................           159          2,719
Lynch Interactive Corp.+ .............................            33          1,452
Mail-Well, Inc.+ .....................................           513          3,222
Media General, Inc., Class A .........................           211         13,399
Metawave Communications Corp.+ .......................           704            352
Netro Corp.+ .........................................           649          1,817
On Command Corp.+ ....................................            86            391
ParkerVision, Inc.+ ..................................           144          2,925
Paxson Communications Corp.+ .........................           541          5,929
Pegasus Communications Corp.+ ........................           737          2,226
Penton Media, Inc. ...................................           399          3,012
Playboy Enterprises, Inc., Class B+ ..................           223          3,809
Powerwave Technologies, Inc.+ ........................         1,028         13,230
Private Media Group, Inc.+ ...........................           248          1,399
Pulitzer, Inc. .......................................           141          7,544
Regent Communications, Inc.+ .........................           329          2,711
Revlon, Inc., Class A+ ...............................           136            883
Saga Communications, Inc., Class A+ ..................           167          4,208
Salem Communications Corp., Class A+ .................           151          3,579
Scholastic Corp.+ ....................................           480         26,011
Sinclair Broadcast Group, Inc., Class A+ .............           418          5,664
Sirius Satellite Radio, Inc.+ ........................         1,102          5,863
Spanish Broadcasting System, Inc., Class A+ ..........           634          8,591
Spectrasite Holdings, Inc.+ ..........................         1,174          1,256
Tivo, Inc.+ ..........................................           304          1,611
U.S. Unwired, Inc., Class A+ .........................           522          2,881
Ubiquitel, Inc.+ .....................................           949          2,325
UnitedGlobalCom, Inc., Class A+ ......................         1,310          7,087
Value Line, Inc. .....................................            23          1,127
ValueVision International, Inc., Class A+ ............           391          8,113
Ventiv Health, Inc.+ .................................           273            546
Westwood One, Inc.+ ..................................         5,000        191,750
Wireless Facilities, Inc.+ ...........................           403          2,418
World Wrestling Federation Entertainment, Inc.+ ......           197          2,876
XM Satellite Radio Holdings, Inc., Class A+ ..........           269          3,704
Young Broadcasting, Inc., Class A+ ...................           257          6,422

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182

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
ENTERTAINMENT PRODUCTS -- 0.5%
Arctic Cat, Inc. .....................................           273   $      5,501
Championship Auto Racing Teams, Inc.+ ................           200          2,822
Concord Camera Corp.+ ................................           409          3,685
Direct Focus, Inc.+ ..................................           509         19,367
Gamestop Corp.+ ......................................         4,900         98,980
Harman International Industries, Inc. ................           549         27,093
International Game Technology+ .......................         1,200         74,784
JAAKS Pacific, Inc.+ .................................           317          7,212
K2, Inc.+ ............................................           308          2,008
Steinway Musical Instruments, Inc.+# .................           105          2,021
Universal Electronics, Inc.+ .........................           235          3,443

LEISURE & TOURISM -- 3.8%
AFC Enterprises, Inc.+ ...............................           162          5,419
AirTran Holdings, Inc.+ ..............................         1,044          6,316
Alaska Air Group, Inc.+ ..............................           455         15,147
Alliance Gaming Corp.+ ...............................           257          7,846
Ambassadors Group, Inc.+ .............................           120          1,652
Ambassadors International, Inc.+ .....................           120          1,026
America West Holdings Corp., Class B+ ................           578          3,237
Ameristar Casinos, Inc.+ .............................            50          1,374
Amtran, Inc.+ ........................................            50            700
Applebee's International, Inc. .......................           573         20,800
Argosy Gaming Co.+ ...................................           387         14,199
Atlantic Coast Airlines Holdings, Inc.+ ..............         4,385        105,152
Aztar Corp.+ .........................................           586         12,833
Bob Evans Farms, Inc. ................................           595         16,791
Boca Resorts, Inc., Class A+ .........................           491          6,354
Boyd Gaming Corp.+ ...................................           508          7,640
Buca, Inc.+ ..........................................           211          3,834
California Pizza Kitchen, Inc.+ ......................           257          6,428
CBRL Group, Inc. .....................................           950         27,046
CEC Entertainment, Inc.+ .............................           478         22,084
Choice Hotels International, Inc.+ ...................           574         13,851
Churchill Downs, Inc. ................................            42          1,544
Crestline Capital Corp.+ .............................           229          7,704
Dover Downs Entertainment, Inc.+ .....................           278          4,515
Frontier Airlines, Inc.+ .............................         6,039        110,634
Hollywood Casino Corp.+ ..............................           171          2,820
IHOP Corp.+ ..........................................           313         10,551
Isle of Capri Casinos, Inc.+ .........................           331          6,107
Jack in the Box, Inc.+ ...............................         3,937        116,732
Landry's Restaurants, Inc. ...........................           267          6,130
Lone Star Steakhouse & Saloon, Inc. ..................           307          6,413
Luby's, Inc.+ ........................................           384          2,611
Magna Entertainment Corp. Class A+ ...................           392          3,175
Marcus Corp. .........................................           299          4,820
McDonald's Corp. .....................................         4,400        122,100
Mesa Air Group, Inc.+ ................................         8,992        100,710
Mesaba Holdings, Inc.+ ...............................           169          1,502
Midwest Express Holdings, Inc.+ ......................           216          3,951

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
Monaco Coach Corp.+ ..................................           393   $      9,550
MTR Gaming Group, Inc.+ ..............................           335          5,169
Navigant International, Inc.+ ........................           226          3,277
O'Charleys, Inc.+ ....................................           286          6,163
P.F. Chang's China Bistro, Inc.+ .....................           157         10,461
Panera Bread Co., Class A+ ...........................           168         10,703
Papa John's International, Inc.+ .....................           253          7,054
Penn National Gaming, Inc.+ ..........................           142          4,973
Pinnacle Entertainment, Inc.+ ........................           313          2,523
Prime Hospitality Corp.+ .............................           768         10,099
ResortQuest International, Inc.+ .....................           277          2,022
Ruby Tuesday, Inc. ...................................         1,106         25,715
Ryan's Family Steak Houses, Inc.+ ....................           523         12,552
Shuffle Master, Inc.+ ................................           304          6,281
SkyWest, Inc. ........................................         8,800        219,384
Sonic Corp.+ .........................................           539         13,858
Southwest Airlines Co. ...............................         6,300        121,905
Speedway Motorsports, Inc. ...........................           227          6,472
Starwood Hotels & Resorts Worldwide, Inc. ............         3,300        124,113
Station Casinos, Inc.+ ...............................           576          9,590
Steiner Leisure, Ltd.+ ...............................         4,800        103,488
The Cheesecake Factory, Inc.+ ........................         2,201         81,217
The Steak N Shake Co.+ ...............................           371          5,213
Trendwest Resorts, Inc.+ .............................           123          2,954
Vail Resorts, Inc.+ ..................................           137          2,909
Winston Hotels .......................................           241          2,265
WMS Industries, Inc.+ ................................           340          6,460
Wyndham International, Inc., Class A+ ................         2,588          2,329
                                                                       ------------
                                                                          3,085,583
                                                                       ------------

INFORMATION TECHNOLOGY -- 18.7%
COMMUNICATION EQUIPMENT -- 1.1%
Alliance Fiber Optic Products, Inc.+ .................           251            248
ANADIGICS, Inc.+ .....................................           521          6,429
Anixter International, Inc.+ .........................           456         13,511
Applied Innovation, Inc.+ ............................           150            656
Arris Group, Inc.+ ...................................           869          8,082
Auspex Systems, Inc.+ ................................           780            975
Cable Design Technologies Corp.+ .....................         5,107         68,178
Clarent Corp.+ .......................................           461            166
Computer Network Technology Corp.+ ...................           515          6,808
Crossroads Systems, Inc.+ ............................           325          1,154
DMC Stratex Networks, Inc.+ ..........................         1,408          7,660
Emulex Corp.+ ........................................         4,000        131,720
Ixia+ ................................................           730          6,205
JNI Corp.+ ...........................................           379          2,698
Lantronix, Inc.+ .....................................           337            873
Micro General Corp.+ .................................           183          2,529
NEON Communications, Inc.+ ...........................           128             60
NMS Communications Corp.+ ............................           632          2,692

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184

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMMUNICATION EQUIPMENT (CONTINUED)
Novatel Wireless, Inc.+ ..............................           456   $        301
Optical Cable Corp.+ .................................            36             36
Packeteer, Inc.+ .....................................           384          2,842
Peco II, Inc.+ .......................................           236          1,175
Performance Technologies, Inc.+ ......................           171          1,365
QUALCOMM, Inc.+ ......................................         1,600         60,224
ROHN Industries, Inc.+ ...............................           294            426
SeaChange International, Inc.+ .......................           340          5,165
Sirenza Microdevices, Inc.+ ..........................           176            954
Sorrento Networks Corp.+ .............................           219            561
StockerYale, Inc.+ ...................................           700          5,215
Stratos Lightwave, Inc.+ .............................         1,099          4,858
Symbol Technologies, Inc. ............................         9,100        102,284
Synaptics, Inc.+ .....................................           200          3,450
Tollgrade Communications, Inc.+ ......................           218          5,343
Turnstone Systems, Inc.+ .............................           505          2,429
Visual Networks, Inc.+ ...............................           486          1,429

COMPUTER SERVICES -- 3.4%
Affiliated Computer Services, Inc., Class A+ .........         3,700        207,681
American Management Systems, Inc.+ ...................           715         13,357
Answerthink, Inc.+ ...................................           662          4,310
Anteon International Corp. ...........................           400          8,320
Aspen Technology, Inc.+ ..............................           541         12,389
BARRA, Inc.+ .........................................           204         12,356
Black Box Corp.+ .....................................           342         16,560
Borland Software Corp.+ ..............................           884         11,501
Brio Technology, Inc.+ ...............................           334            915
CACI International, Inc., Class A+ ...................           323         11,340
Catapult Communications Corp.+ .......................            73          1,842
CCC Information Services Group, Inc.+ ................           173          1,574
CIBER, Inc.+ .........................................           871          7,970
Cognizant Technology Solutions Corp.+ ................           131          5,515
Concurrent Computer Corp.+ ...........................         1,043          8,667
Covansys Corp.+ ......................................           307          2,302
Digitas, Inc.+ .......................................           151            827
Documentum, Inc.+ ....................................        11,656        296,645
eFunds Corp.+ ........................................         5,195         83,380
FactSet Research Systems, Inc. .......................           354         14,284
Fair, Isaac & Co., Inc. ..............................           313         19,841
FileNET Corp.+ .......................................           604         10,322
Fourthstage Technologies, Inc.+ ......................             1              0
Global Payments, Inc. ................................           603         22,100
i2 Technologies, Inc.+ ...............................         3,600         18,216
Information Resources, Inc.+ .........................           469          4,310
InfoUSA, Inc.+ .......................................           464          3,540
Intuit, Inc.+ ........................................         5,150        197,554
Keane, Inc.+ .........................................           918         15,652
Management Network Group, Inc.+ ......................         1,859         10,206
Manhattan Associates, Inc.+ ..........................           951         36,233
McAfee.com Corp.+ ....................................            95          1,565

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SERVICES (CONTINUED)
MCSI, Inc.+ ..........................................           341   $      4,061
Netegrity, Inc.+ .....................................           407          6,020
Network Associates, Inc.+ ............................         6,700        162,140
Novadigm, Inc.+ ......................................           227          1,761
Pec Solutions, Inc.+ .................................            24            590
Per-Se Technologies, Inc.+ ...........................           513          6,197
Perot Systems Corp., Class A+ ........................         1,068         21,307
ProBusiness Services, Inc.+ ..........................           331          7,140
ProcureNet, Inc.(2) ..................................           200              0
QRS Corp.+ ...........................................           231          2,726
Rainbow Technologies, Inc.+ ..........................           397          3,994
Renaissance Learning, Inc.+ ..........................           133          4,349
Safeguard Scientifics, Inc.+ .........................         2,018          6,074
Sapient Corp.+ .......................................         1,393          6,617
Schawk, Inc. .........................................           154          1,508
SonicWall, Inc.+ .....................................         7,908        103,120
Standard Register Co. ................................           226          6,355
Sykes Enterprises, Inc.+ .............................           390          3,779
Syntel, Inc.+ ........................................            78          1,097
The 3DO Co.+ .........................................           639            652
Tier Technologies, Inc.+ .............................         1,900         33,535
Wallace Computer Services, Inc. ......................           653         13,191
Xanser Corp.+ ........................................           504          1,351
Zomax, Inc.+ .........................................           500          3,650

COMPUTERS & BUSINESS EQUIPMENT -- 2.2%
3D Systems Corp. .....................................           140          2,225
Adaptec, Inc.+ .......................................         1,811         24,213
Advanced Digital Information Corp.+ ..................        15,166        197,310
Ansoft Corp.+ ........................................           106          1,945
August Technology Corp.+ .............................            84          1,226
Compx International, Inc. ............................            56            697
Constellation 3D, Inc.+ ..............................           269             86
Cray, Inc.+ ..........................................        16,000         36,640
Daisytek International Corp.+ ........................           271          4,312
Digimarc Corp.+ ......................................           173          3,386
Drexler Technology Corp.+ ............................           500         11,245
Echelon Corp.+ .......................................           699         12,582
FalconStor Software, Inc.+ ...........................           767          4,863
Global Imaging Systems, Inc.+ ........................           117          2,153
Handspring, Inc.+ ....................................           364          1,696
Hutchinson Technology, Inc.+ .........................           434          9,361
Identix, Inc.+ .......................................           568          5,038
IKON Office Solutions, Inc. ..........................         2,437         28,562
InFocus Corp.+ .......................................           669         12,182
Insight Enterprises, Inc.+ ...........................         6,376        144,353
Integral Systems, Inc.+ ..............................           155          3,139
Interface, Inc., Class A .............................           770          4,890
Iomega Corp.+ ........................................           894          7,921
Kronos, Inc.+ ........................................           336         15,785
Maxwell Technologies, Inc.+ ..........................           174          1,618

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186

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
Mercury Computer Systems, Inc.+ ......................         1,119   $     35,763
MICROS Systems, Inc.+ ................................         2,600         66,170
MTS Systems Corp. ....................................           361          3,953
Netscout Systems, Inc.+ ..............................           295          2,112
Nuance Communications, Inc.+ .........................           458          3,128
NYFIX, Inc.+ .........................................           403          6,029
Pomeroy Computer Resources+# .........................           171          2,596
Radiant Systems, Inc.+ ...............................           255          2,308
RadiSys Corp.+ .......................................         7,622        137,272
Secure Computing Corp.+ ..............................           489          9,589
Silicon Graphics, Inc.+ ..............................         3,329         14,148
Silicon Storage Technology, Inc.+ ....................         6,116         64,524
SONICblue, Inc.+ .....................................         1,604          4,042
Synplicity, Inc.+ ....................................           181          1,412
Systems & Computer Technology Corp.+ .................           533          7,030
Talx Corp. ...........................................           200          3,200
United Stationers, Inc.+ .............................           547         20,841
Virage Logic Corp.+ ..................................           149          2,269
Wave Systems Corp., Class A+ .........................           862          2,103
Western Digital Corp.+ ...............................         3,206         19,973
Xybernaut Corp.+ .....................................           892          1,427
Zebra Technologies Corp., Class A+ ...................           454         24,557

COMPUTER SOFTWARE -- 3.0%
Acclaim Entertainment, Inc.+ .........................           965          4,381
Activision, Inc.+ ....................................           606         18,077
Actuate Corp.+ .......................................           731          5,278
Adobe Systems, Inc. ..................................         4,800        193,392
Ansys, Inc.+ .........................................           247          6,694
Ascential Software Corp.+ ............................         4,447         17,121
Avant Corp.+ .........................................           651         13,039
Avid Technology, Inc.+ ...............................           394          5,480
Braun Consulting, Inc.+ ..............................           159            685
BSQUARE Corp.+ .......................................         2,357          8,627
Caminus Corp.+ .......................................           160          3,600
Carreker Corp.+ ......................................           293          2,555
Datastream Systems, Inc.+ ............................         3,274         29,466
Embarcadero Technologies, Inc.+ ......................           155          2,117
EPIQ Systems, Inc.+ ..................................           168          2,676
EXE Technologies, Inc.+ ..............................           533          1,146
Globespan Virata, Inc.+ ..............................         1,805         26,931
HNC Software, Inc.+ ..................................           605         10,164
Hyperion Solutions Corp.+ ............................           562         15,180
Indus International, Inc.+ ...........................           531          2,772
Infogrames, Inc.+ ....................................           251          1,554
InteliData Technologies Corp.+ .......................           838          1,265
Interactive Intelligence, Inc.+ ......................            95            521
Intercept Group, Inc.+ ...............................           237          8,591
Intertrust Technologies Corp.+ .......................         1,304          1,643
J.D. Edwards & Co.+ ..................................        15,891        286,674
JDA Software Group, Inc.+ ............................           371         11,827

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
Kana Software, Inc.+ .................................           269   $      4,842
Legato Systems, Inc.+ ................................         1,534         13,821
MapInfo Corp.+ .......................................           230          2,300
MetaSolv, Inc.+ ......................................           462          3,479
MicroStrategy, Inc.+ .................................           559          1,705
Midway Games, Inc.+ ..................................           530          7,134
Moldflow Corp.+ ......................................            66            891
MRO Software, Inc.+ ..................................           270          3,359
MSC.Software Corp.+ ..................................           489         11,247
NetIQ Corp.+ .........................................           694         15,136
Novell, Inc.+ ........................................         6,099         23,725
Numerical Technologies, Inc.+ ........................         4,821         65,132
ONYX Software Corp.+ .................................           684          3,413
Opnet Technologies, Inc.+ ............................           147          1,401
OTG Software, Inc.+ ..................................           263          2,270
Pinnacle Systems, Inc.+ ..............................           970          7,731
Progress Software Corp.+ .............................           500          9,070
Pumatech, Inc.+ ......................................           647            860
Red Hat, Inc.+ .......................................           461          2,632
Riverdeep Group PLC ADR+ .............................         2,700         60,345
Sanchez Computer Associates, Inc.+ ...................           229          1,546
Scientific Games Corp.+ ..............................           269          2,251
Serena Software, Inc.+ ...............................           269          5,245
Siebel Systems, Inc.+ ................................         3,400        110,874
SignalSoft Corp.+ ....................................           324            561
SmartForce PLC ADR+ ..................................        13,000        136,500
SPSS, Inc.+ ..........................................           205          3,596
Starbase Corp.+ ......................................         1,292            349
Take-Two Interactive Software, Inc.+ .................           628         12,623
THQ, Inc.+ ...........................................           423         20,769
Tradestation Group, Inc.+ ............................           348            383
Transaction Systems Architects, Inc., Class A+ .......           605          6,897
VA Linux Systems, Inc.+ ..............................           532            904
Vastera, Inc.+ .......................................           316          4,686
Verity, Inc.+ ........................................         2,791         49,345
Witness Systems, Inc.+ ...............................           201          2,828

ELECTRONICS -- 5.5%
Actel Corp.+ .........................................           389          8,056
Active Power, Inc.+ ..................................           549          2,882
ADE Corp.+ ...........................................           157          2,397
Aeroflex, Inc.+ ......................................         1,024         13,169
Alliance Semiconductor Corp.+ ........................           450          5,184
Alpha Industries, Inc.+ ..............................           757         11,544
American Superconductor Corp.+ .......................           351          2,650
AMETEK, Inc. .........................................           563         20,949
Analogic Corp. .......................................         2,715        112,917
Artesyn Technologies, Inc.+ ..........................           584          5,437
Artisan Components, Inc.+ ............................           225          3,735
Astropower, Inc.+ ....................................         2,011         83,979
ATMI, Inc.+ ..........................................         7,069        222,320

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188

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
AXT, Inc.+ ...........................................         3,326   $     35,588
Beacon Power Corp.+ ..................................           567            289
BEI Technologies, Inc. ...............................           184          3,468
Bel Fuse, Inc., Class B ..............................           148          3,620
Benchmark Electronics, Inc.+ .........................           337          9,436
BMC Industries, Inc. .................................           417            688
Brooks Automation, Inc.+ .............................           342         15,541
C&D Technologies, Inc. ...............................           447          9,396
Caliper Technologies Corp.+ ..........................           367          4,760
Checkpoint Systems, Inc.+ ............................           506          8,071
ChipPAC, Inc.+ .......................................           619          6,079
Cohu, Inc. ...........................................           351         10,000
Credence Systems Corp.+ ..............................           994         21,828
CTS Corp. ............................................         1,802         29,283
Cymer, Inc.+ .........................................           526         26,121
Daktronics, Inc. .....................................           237          1,894
DDI Corp.+ ...........................................           712          6,073
DSP Group, Inc.+ .....................................           409          8,372
DuPont Photomasks, Inc.+ .............................            75          3,900
Duraswitch Industries, Inc.+ .........................            72            529
Elantec Semiconductor, Inc.+ .........................           393         16,809
Electro Scientific Industries, Inc.+ .................           468         17,152
Electroglas, Inc.+ ...................................           361          6,101
EMCORE Corp.+ ........................................           398          3,825
Encore Wire Corp.+ ...................................           224          3,709
Energy Conversion Devices, Inc.+ .....................           245          5,084
Entegris, Inc.+ ......................................           687         11,095
ESS Technology, Inc.+ ................................         2,500         51,850
Exar Corp.+ ..........................................           654         13,433
Excel Technology, Inc.+ ..............................           145          3,184
Fairchild Semiconductor International, Inc.,
 Class A+ ............................................         2,000         57,200
FEI Co.+ .............................................           263          9,350
FLIR Systems, Inc.+ ..................................         1,303         62,218
General Motors Corp., Class H+ .......................         4,300         70,735
Genesis Microchip Inc., Delaware+ ....................         2,207         57,382
hi/fn, Inc.+ .........................................           140          1,652
II-VI, Inc.+ .........................................           178          2,697
Integrated Circuit Systems, Inc.+ ....................           476          9,710
Integrated Silicon Solution, Inc.+ ...................           457          5,877
Intermagnetics General Corp.+ ........................           242          6,595
InterVoice-Brite, Inc.+ ..............................           520          3,328
IXYS Corp.+ ..........................................           171          1,999
Keithley Instruments, Inc. ...........................           101          2,219
Kopin Corp.+ .........................................         1,122         10,221
L-3 Communications Holdings, Inc.+ ...................         1,000        112,000
LTX Corp.+ ...........................................           832         22,622
Manufacturers Services, Ltd.+ ........................           266          1,399
Mattson Technology, Inc.+ ............................           537          3,759
Measurement Specialties, Inc.+(2) ....................           148              1
MEMC Electronic Materials, Inc.+ .....................           705          4,160
Merix Corp.+ .........................................           232          4,336

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Methode Electronics, Inc., Class A ...................           580   $      7,221
Microsemi Corp.+ .....................................           489          7,981
Microtune, Inc.+ .....................................        11,222        161,260
MIPS Technologies, Inc., Class A .....................           669          4,924
MKS Instruments, Inc.+ ...............................           354         12,121
Monolithic Systems Technology, Inc.+ .................         3,900         44,850
Nanometrics, Inc.+ ...................................           117          2,157
New Focus, Inc.+ .....................................           898          2,685
Newport Corp. ........................................           589         14,077
Nu Horizons Electronics Corp.+ .......................           252          2,482
Oak Technology, Inc.+ ................................         8,319        123,787
ON Semiconductor Corp.+ ..............................           571          2,398
Park Electrochemical Corp. ...........................           285          8,265
Pegasus Solutions, Inc.+ .............................         4,222         78,107
Pemstar, Inc.+ .......................................           369          3,542
Pericom Semiconductor Corp.+ .........................           367          5,189
Phoenix Technologies, Ltd.+ ..........................         4,399         60,046
Photronics, Inc.+ ....................................           452         15,246
Pioneer Standard Electronics, Inc. ...................           474          6,707
Pixelworks, Inc.+ ....................................           376          4,843
Planar Systems, Inc.+ ................................           182          4,778
PLX Technology, Inc.+ ................................           290          3,538
Powell Industries, Inc.+ .............................           109          2,421
Power Integrations, Inc.+ ............................           451          8,592
PRI Automation, Inc.+ ................................           404          9,417
QLogic Corp.+ ........................................         1,000         49,520
Rambus, Inc.+ ........................................         1,427         11,116
Read-Rite Corp.+ .....................................         9,157         28,112
Recoton Corp.+ .......................................           167            748
Richardson Electronics, Ltd. .........................            80            971
Rogers Corp.+ ........................................           269          8,934
Rudolph Technologies, Inc.+ ..........................           164          7,078
SBS Technologies, Inc. ...............................           249          3,182
Silicon Image, Inc.+ .................................           955          8,156
Silicon Laboratories, Inc.+ ..........................           149          5,264
Siliconix, Inc.+ .....................................           100          3,000
Simplex Solutions, Inc.+ .............................            64            636
SIPEX Corp.+ .........................................           424          4,706
SonoSite, Inc.+ ......................................         3,178         61,653
Standard Microsystems Corp.+ .........................           249          5,727
Stoneridge, Inc.+ ....................................           215          2,118
Supertex, Inc.+ ......................................           135          2,870
Sypris Solutions, Inc.+ ..............................         2,200         33,066
Therma-Wave, Inc.+ ...................................           277          4,000
Three-Five Systems, Inc.+ ............................           367          5,439
TranSwitch Corp.+ ....................................         1,558          5,079
Trikon Technologies, Inc.+ ...........................           186          2,731
Trimble Navigation, Ltd.+ ............................           428          7,118
TriQuint Semiconductor, Inc.+ ........................        11,034        132,518
TTM Technologies, Inc.+ ..............................           195          1,932
Ultratech Stepper, Inc.+ .............................           345          7,176

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190

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Varian Semiconductor Equipment Associates, Inc.+ .....           562   $     25,290
Varian, Inc.+ ........................................           536         20,336
Veeco Instruments, Inc.+ .............................           493         17,255
Viasystems Group, Inc. ...............................           934            280
Wilson Greatbatch Technologies, Inc.+ ................           146          3,754
Woodhead Industries, Inc. ............................           182          3,240
Woodward Governor Co. ................................           152         10,458
X-Rite, Inc. .........................................           290          2,320
Xicor, Inc.+ .........................................           377          4,008
Zoran Corp.+ .........................................           306         13,366
Zygo Corp.+ ..........................................           245          3,974

INTERNET CONTENT -- 1.3%
1-800 Contacts, Inc.+ ................................           116          1,235
1-800-FLOWERS.COM, Inc.+ .............................           142          1,934
Alloy, Inc.+ .........................................         4,129         62,059
America Online Latin America, Inc., Class A ..........           381            857
AsiaInfo Holdings, Inc.+ .............................           463          6,093
Click Commerce, Inc.+ ................................           307            390
Convera Corp.+ .......................................           304          1,067
Corillian Corp.+ .....................................           334          1,102
Critical Path, Inc.+ .................................         3,900          8,424
Digital Insight Corp.+ ...............................           444         12,232
Digitalthink, Inc.+ ..................................           382            859
Divine, Inc., Class A+ ...............................         4,865          2,432
eMerge Interactive, Inc., Class A+ ...................        20,700         14,904
Freemarkets, Inc.+ ...................................           507         11,646
Frontline Capital Group+ .............................           521             16
FTD Common, Inc.+ ....................................           141            790
Genuity, Inc., Class A+ ..............................         3,016          2,624
Global Sports, Inc.+ .................................           235          4,018
GTECH Holdings Corp.+ ................................           461         22,474
I-many, Inc.+ ........................................           633          3,140
Infospace, Inc.+ .....................................         4,183          6,358
Interland, Inc.+ .....................................           927          2,373
Internet Capital Group, Inc.+ ........................         3,289          2,105
Multex.com, Inc.+ ....................................           467          2,116
Net.Bank, Inc.+ ......................................           422          7,132
Net2Phone, Inc.+ .....................................           300          1,524
Netratings, Inc.+ ....................................           124          1,503
Overture Services, Inc.+ .............................           336          9,381
PC-Tel, Inc.+ ........................................           233          2,015
Priceline.com, Inc.+ .................................         1,791          9,367
ProQuest Co.+ ........................................           233         10,017
Register.com, Inc.+ ..................................           334          2,999
S1 Corp.+ ............................................        11,446        176,726
Saba Software, Inc.+ .................................         6,744         27,988
SkillSoft Corp.+ .....................................         1,179         27,176
Stamps.com, Inc.+ ....................................           604          2,700
StarMedia Network, Inc.+ .............................           309             12
Stellent, Inc.+ ......................................           320          3,082

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET CONTENT (CONTINUED)
Student Advantage, Inc.+ .............................        11,200   $     10,629
Support.com, Inc.+ ...................................           373          1,126
Trizetto Group, Inc.+ ................................           381          4,629
VerticalNet, Inc.+ ...................................         1,175            823
Viewpoint Corp.+ .....................................           673          4,065
Websense, Inc.+ ......................................           287          7,221
Yahoo!, Inc.+ ........................................         3,600         66,492

INTERNET SOFTWARE -- 0.8%
Agile Software Corp.+ ................................           524          6,340
Akamai Technologies, Inc.+ ...........................         1,250          5,001
Art Technology Group, Inc.+ ..........................           932          1,920
Blue Martini Software, Inc.+ .........................           496            704
Cacheflow, Inc.+ .....................................           373            366
Centra Software, Inc.+ ...............................           370          1,783
Chordiant Software, Inc.+ ............................           496          3,606
Commerce One, Inc.+ ..................................         4,893          7,633
Digex, Inc.+ .........................................           375            465
Docent, Inc.+ ........................................           630          1,115
E.piphany, Inc.+ .....................................         1,065          8,052
eCollege.com, Inc.+ ..................................         9,700         31,234
Engage, Inc.+ ........................................           748            187
Entrust, Inc.+ .......................................         3,115         15,824
eSPEED, Inc., Class A+ ...............................           271          2,867
Extensity, Inc.+ .....................................           256            420
F5 Networks, Inc.+ ...................................           325          7,553
GlobalSCAPE, Inc.+ ...................................            11              3
Ibasis, Inc.+ ........................................           568            483
Inktomi Corp.+ .......................................         2,174          7,500
Internap Network Services Corp.+ .....................         2,593          1,997
Interwoven, Inc.+ ....................................         4,400         22,000
ITXC Corp.+ ..........................................           407          2,462
Keynote Systems, Inc.+ ...............................           407          3,944
Liberate Technologies+ ...............................         1,827         10,871
Loudcloud Inc.+ ......................................           423            969
Macromedia, Inc.+ ....................................         1,039         21,216
Matrixone, Inc.+ .....................................         5,624         50,166
Openwave Systems, Inc.+ ..............................         1,600         10,176
Portal Software, Inc.+ ...............................         1,686          3,220
Raindance Communications, Inc.+ ......................         3,700         12,913
Roxio, Inc.+ .........................................           289          6,558
Seebeyond Technology Corp.+ ..........................         5,782         44,232
Selectica, Inc.+ .....................................           281          1,085
SpeechWorks International, Inc.+ .....................           417          3,269
Ulticom, Inc.+ .......................................           159          1,215
Vitria Technology, Inc.+ .............................         1,214          4,795
WatchGuard Technologies, Inc.+ .......................         6,668         41,742
WebEx Communications, Inc.+ ..........................           308          5,067
WebMethods, Inc.+ ....................................           407          7,013
ZixIt Corp.+ .........................................           218          1,421

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS -- 1.4%
Adelphia Business Solutions, Inc.+ ...................         2,307   $         92
ADTRAN, Inc.+ ........................................           363          8,763
Advanced Radio Telecom Corp.+(2) .....................           200              0
AirGate PCS, Inc.+ ...................................           389          5,446
Alaska Communications Systems Group, Inc.+ ...........           158          1,185
Allen Telecom, Inc.+ .................................           437          2,919
Anaren Microwave, Inc.+ ..............................           363          5,274
Andrew Corp.+ ........................................         1,400         23,422
Aspect Communications Corp.+ .........................           890          3,480
Avanex Corp.+ ........................................           510          2,045
Avici Systems, Inc.+ .................................           859          1,632
Avocent Corp.+ .......................................           765         20,494
Aware, Inc.+ .........................................         1,388          8,814
Boston Communications Group, Inc.+ ...................           260          2,239
C-COR.net Corp.+ .....................................           553          9,954
Carrier Access Corp.+ ................................           182            546
Celeritek, Inc.+ .....................................           207          2,132
Cellstar Corp.+ ......................................         2,200          7,282
Centillium Communications, Inc.+ .....................           437          5,288
Choice One Communications, Inc.+ .....................           183            298
Clearone Communications, Inc.+ .......................         2,400         39,360
CommScope, Inc.+ .....................................           882         15,347
Comtech Telecommunications Corp.+ ....................         3,100         32,767
Copper Mountain Networks, Inc.+ ......................           975            926
CoSine Communications, Inc.+ .........................         1,466          1,686
CT Communications, Inc. ..............................           265          3,949
Digital Lightwave, Inc.+ .............................           220          1,371
Ditech Communications Corp.+ .........................           411          1,837
Dobson Communications Corp., Class A+ ................           400          1,260
Dycom Industries, Inc.+ ..............................           736         11,003
Fibercore, Inc.+ .....................................           555            888
General Communication, Inc., Class A+ ................           666          5,794
Golden Telecom, Inc.+ ................................           148          2,291
IDT Corp.+ ...........................................           729         14,719
IMPSAT Fiber Networks, Inc.+ .........................           267             13
Inet Technologies, Inc.+ .............................           168          1,586
Integrated Defense Technologies+ .....................           300          8,325
Inter-Tel, Inc. ......................................           312          5,763
InterDigital Communications Corp.+ ...................           954          9,149
Intrado, Inc.+ .......................................           205          4,467
ITC DeltaCom, Inc.+ ..................................           613            196
Itron, Inc.+ .........................................           246          7,319
Leap Wireless International, Inc.+ ...................           537          4,522
Lexent, Inc.+ ........................................           330          1,056
Liberty Livewire Corp.+ ..............................            98            566
Lightbridge, Inc.+ ...................................           430          5,001
Mantech International Corp.+ .........................         1,600         29,760
Mastec, Inc.+ ........................................           396          3,188
Metro One Telecommunications, Inc.+ ..................           313          7,935
MRV Communications, Inc.+ ............................         1,419          4,002
Network Plus Corp.+ ..................................           278              1

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

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Next Level Communications, Inc.+ .....................           358   $        516
Nokia Corp. ADR ......................................         5,400        111,996
North Pittsburgh Systems, Inc.# ......................           257          3,595
NTELOS, Inc.+ ........................................           290          1,189
Oplink Communications, Inc.+ .........................         1,971          3,055
Optical Communication Products, Inc.+ ................            72            202
Plantronics, Inc.+ ...................................         5,074        106,148
Price Communications Corp.+ ..........................           826         14,571
Proxim Corp.+ ........................................         1,863          4,472
RCN Corp.+ ...........................................           556            784
Rural Cellular Corp., Class A+ .......................           119            533
SBA Communcations Corp.+ .............................           678          2,231
Somera Communications, Inc.+ .........................           507          3,711
Spectralink Corp.+ ...................................           258          2,585
Spectrian Corp.+ .....................................           195          2,792
Sunrise Telecom, Inc.+ ...............................           315            977
Symmetricom, Inc.+ ...................................           385          2,383
Terayon Corp.+ .......................................         1,051          8,912
Touch America Holdings, Inc.+ ........................         1,779          6,778
Viasat, Inc.+ ........................................           272          3,813
WJ Communication, Inc.+ ..............................           251            818
                                                                       ------------
                                                                          8,086,646
                                                                       ------------

MATERIALS -- 3.1%
CHEMICALS -- 1.2%
A. Schulman, Inc. ....................................           501          9,163
A.M. Castle & Co. ....................................           111          1,203
Airgas, Inc. .........................................           977         19,638
Albemarle Corp. ......................................           430         11,851
AMCOL International Corp. ............................           347          2,099
Arch Chemicals, Inc. .................................           346          7,629
Cambrex Corp. ........................................           384         16,166
ChemFirst, Inc. ......................................           159          4,253
Crompton Corp. .......................................         1,938         23,934
Cytec Industries, Inc.+ ..............................           681         20,716
Ferro Corp. ..........................................           459         13,219
Foamex International, Inc.+ ..........................           282          2,750
Fuel Tech NV+ ........................................         1,200          6,900
General Cable Corp. ..................................           563          8,040
Georgia Gulf Corp. ...................................         3,614         97,036
H.B. Fuller Co. ......................................           485         14,526
IMC Global, Inc. .....................................         1,858         27,405
International Specialty Products, Inc.+ ..............           219          2,098
MacDermid, Inc. ......................................           365          7,906
Millennium Chemicals, Inc. ...........................         1,086         15,997
NL Industries, Inc. ..................................           164          2,722
Octel Corp.+ .........................................           169          3,186
Olin Corp. ...........................................           596         11,205
OM Group, Inc. .......................................         1,400        101,220
Omnova Solutions, Inc.+ ..............................           679          5,636

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
PolyOne Corp. ........................................         1,325   $     16,165
Quaker Chemical Co. ..................................           133          3,106
RPM, Inc.# ...........................................         1,757         27,321
Scotts Co., Class A+ .................................           269         12,315
Spartech Corp. .......................................           231          5,683
Stepan Co. ...........................................           107          2,873
Symyx Technologies, Inc.+ ............................           440          9,086
Terra Industries, Inc.+ ..............................           662          1,728
Uniroyal Technology Corp.+ ...........................           246            123
Wellman, Inc. ........................................           460          7,567

FOREST PRODUCTS -- 0.4%
Buckeye Technologies, Inc.+ ..........................           372          3,832
Caraustar Industries, Inc. ...........................           444          4,640
Chesapeake Corp. .....................................           260          7,059
Deltic Timber Corp. ..................................           170          5,142
EarthShell Corp.+ ....................................           829          1,210
Glatfelter (P.H.) Co. ................................           218          3,911
Greif Brothers Corp., Class A ........................           221          7,890
Ivex Packaging Corp.+ ................................           273          6,257
Kadant, Inc.+ ........................................           210          2,999
Longview Fibre Co. ...................................           876          9,023
Louisiana-Pacific Corp. ..............................         1,791         19,235
Owens-Illinois, Inc.+ ................................         2,512         42,704
Pope & Talbot, Inc. ..................................           268          3,929
Potlatch Corp. .......................................           485         16,340
Rayonier, Inc. .......................................           468         24,935
Rock-Tenn Co., Class A ...............................           200          4,290
Schweitzer-Mauduit International, Inc. ...............           254          6,312
Silgan Holdings, Inc.+ ...............................           168          5,616
Wausau-Mosinee Paper Corp. ...........................           794         10,131

METALS & MINERALS -- 1.5%
Armstrong Holdings, Inc.+ ............................           659          2,056
Ball Corp. ...........................................           940         44,387
Barnes Group, Inc. ...................................           279          6,835
Bethlehem Steel Corp.+ ...............................         2,233          1,005
Brush Engineered Materials, Inc. .....................           285          3,619
Carpenter Technology Corp. ...........................           333          9,637
Centex Construction Products, Inc. ...................           112          4,455
Century Aluminum Co. .................................           215          3,494
CIRCOR International, Inc. ...........................           148          3,071
Cleveland-Cliffs, Inc. ...............................           163          3,586
Commercial Metals Co. ................................           198          8,316
CoorsTek, Inc.+ ......................................           142          5,456
Crown Cork & Seal Co., Inc.+ .........................         2,043         18,285
Elcor Corp. ..........................................           330          7,326
Florida Rock Industries, Inc. ........................           322         12,828
Gibralter Steel Corp. ................................            85          1,850
Griffon Corp.+ .......................................           457          7,655
Hexcel Corp.+ ........................................           410          1,640
Kaiser Aluminum Corp.+ ...............................           515            185

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
METALS & MINERALS (CONTINUED)
Kennametal, Inc. .....................................           530   $     21,428
Lennox International, Inc. ...........................           741          9,796
Lone Star Technologies, Inc.+ ........................           432          9,854
LSI Industries, Inc. .................................           243          4,804
Maverick Tube Corp.+ .................................           583          9,515
Minerals Technologies, Inc. ..........................           336         17,630
Mueller Industries, Inc.+ ............................           503         17,600
Myers Industries, Inc. ...............................           282          4,089
NN, Inc. .............................................           197          2,167
Nortek, Inc.+ ........................................           145          5,220
North American Palladium, Ltd.+ ......................         4,500         27,360
NS Group, Inc.+ ......................................           297          2,706
Oregon Steel Mills, Inc.+ ............................           442          3,359
Penn Engineering & Manufacturing Corp. ...............           205          3,850
Quanex Corp. .........................................           232          8,236
Reliance Steel & Aluminum Co. ........................           408         11,257
Roanoke Electric Steel Corp. .........................           187          2,506
RTI International Metals, Inc.+ ......................           355          4,100
Ryerson Tull, Inc. ...................................           383          4,194
Simpson Manufacturing Co., Inc.+ .....................           127          7,766
Southern Peru Copper Corp. ...........................           241          3,121
Steel Dynamics, Inc.+ ................................           431          7,073
Stillwater Mining Co.+ ...............................        10,364        195,361
Texas Industries, Inc. ...............................           359         14,791
Timken Co. ...........................................           848         19,580
Titanium Metals Corp.+ ...............................           336          1,814
Tremont Corp. Delaware ...............................            20            560
Trex Co., Inc.+ ......................................           106          2,508
U.S. Concrete, Inc.+ .................................           327          2,142
Universal Forest Products, Inc. ......................           202          4,826
USG Corp.+ ...........................................           633          4,431
Valmont Industries, Inc. .............................           235          4,206
Wolverine Tube, Inc.+ ................................           134          1,166
Worthington Industries, Inc. .........................         1,157         17,771
York International Corp. .............................           667         23,945
                                                                       ------------
                                                                          1,334,338
                                                                       ------------

REAL ESTATE -- 2.6%
REAL ESTATE COMPANIES -- 0.2%
American Realty Investors, Inc. ......................            61            430
Avatar Holdings, Inc.+ ...............................            77          2,079
Corrections Corp. of America+ ........................           431          5,603
Forest City Enterprises, Inc., Class A ...............           460         17,480
Getty Realty Corp. ...................................           192          3,610
Jones Lang LaSalle, Inc.+ ............................           516         11,429
LNR Property Corp. ...................................           381         13,362
Newmark Homes Corp.+ .................................            35            596
Tejon Ranch Co.+ .....................................           119          3,725
Trammell Crow Co.+ ...................................           391          5,669

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
COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS -- 2.4%
Acadia Realty Trust ..................................           327   $      2,273
Alexander's, Inc.+ ...................................            26          1,572
Alexandria Real Estate Equities, Inc. ................           255         11,373
AMLI Residential Properties Trust ....................           229          5,775
Annaly Mortgage Management, Inc. .....................         1,369         23,246
Anthracite Capital, Inc. .............................           647          7,441
Associated Estates Realty Corp. ......................           276          2,823
Bedford Property Investors, Inc. .....................           251          6,426
Boykin Lodging Co. ...................................           295          2,744
Brandywine Realty Trust ..............................           429         10,253
BRE Properties, Inc. .................................           782         25,423
Burnham Pacific Properties, Inc.+ ....................           402            679
Camden Property Trust ................................           615         24,059
Capital Automotive REIT ..............................           317          7,291
Capstead Mortgage Corp. ..............................           150          2,903
CBL & Associates Properties, Inc. ....................           352         12,443
CenterPoint Properties Corp. .........................           390         21,079
Chateau Communities, Inc. ............................           349         10,027
Chelsea Property Group, Inc. .........................           267         14,429
Colonial Properties Trust ............................           250          8,612
Commercial Net Lease Realty ..........................           599          8,362
Cornerstone Realty Income Trust ......................           813          9,065
Corporate Office Properties Trust V ..................           152          1,991
Cousins Properties, Inc. .............................           614         15,995
Crown American Realty ................................           362          3,526
Developers Diversified Realty Corp. ..................           895         18,800
EastGroup Properties, Inc. ...........................           273          7,032
Entertainment Properties Trust .......................           254          5,740
Equity Inns, Inc. ....................................           632          5,056
Equity One, Inc. .....................................            42            565
Essex Property Trust, Inc. ...........................           245         12,784
Federal Realty Investment Trust ......................           617         15,838
FelCor Lodging Trust, Inc. ...........................           514         10,922
First Industrial Realty Trust ........................           672         23,016
Gables Residential Trust .............................           417         12,948
Glenborough Realty Trust, Inc. .......................           332          7,138
Glimcher Realty Trust ................................           433          8,032
Great Lakes REIT, Inc. ...............................           207          3,507
Health Care REIT, Inc. ...............................           559         15,607
Healthcare Realty Trust, Inc. ........................           711         21,586
Highwoods Properties, Inc. ...........................           906         25,450
Home Properties of New York, Inc. ....................           308         10,611
Host Marriott Corp. ..................................         9,200        109,940
HRPT Properties Trust ................................         2,211         19,899
Innkeepers USA Trust .................................           396          4,495
Investors Real Estate Trust ..........................           378          3,780
IRT Property Co. .....................................           523          6,041
JDN Realty Corp. .....................................           563          7,195
JP Realty, Inc. ......................................           191          5,109
Keystone Property Trust Corp. ........................           138          1,946
Kilroy Realty Corp. ..................................           423         11,933

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Koger Equity, Inc. ...................................           460   $      8,220
Kramont Realty Trust .................................           323          4,377
LaSalle Hotel Properties .............................           211          3,418
Lexington Corp. Properties Trust .....................           342          5,465
Manufactured Home Communities, Inc. ..................           243          8,019
Meristar Hospitality Corp. ...........................           649         11,844
Mid Atlantic Realty Trust ............................           225          3,443
Mid-America Apartment Communities, Inc. ..............           242          6,328
Mills Corp. ..........................................           313          8,751
Mission West Properties, Inc. ........................           262          3,432
National Golf Properties, Inc. .......................           172          1,273
National Health Investors, Inc. ......................           354          5,168
Nationwide Health Properties, Inc. ...................           810         16,321
Pan Pacific Retail Properties, Inc. ..................           413         12,625
Parkway Properties, Inc. .............................           142          5,183
Pennsylvania Real Estate Investment Trust ............           227          5,789
Pinnacle Holdings, Inc.+ .............................           725             58
Post Properties, Inc. ................................           631         21,202
Prentiss Properties Trust ............................           535         15,793
Prime Group Realty Trust .............................           100            766
PS Business Parks, Inc. ..............................           183          6,359
Realty Income Corp. ..................................           562         18,658
Reckson Associates Realty Corp. ......................           622         15,339
Redwood Trust, Inc. ..................................           122          3,322
Regency Centers Corp. ................................           398         11,550
RFS Hotel Investors, Inc. ............................           433          6,365
Saul Centers, Inc. ...................................           182          4,040
Senior Housing Properties Trust ......................           373          5,371
Shurgard Storage Centers, Inc., Class A ..............           557         18,882
SL Green Realty Corp. ................................           447         15,019
Sovran Self Storage, Inc. ............................           211          6,632
Storage USA, Inc. ....................................           279         11,883
Summit Properties, Inc. ..............................           435         10,657
Sun Communities, Inc. ................................           256         10,061
Tanger Factory Outlet Centers, Inc. ..................            80          2,142
Taubman Centers, Inc. ................................           497          7,485
The Macerich Co. .....................................           537         16,191
Thornburg Mortgage, Inc. .............................           556         11,142
Town & Country Trust .................................           243          5,373
U.S. Restaurant Properties, Inc. .....................           321          4,414
United Dominion Realty Trust, Inc. ...................         1,769         28,021
Universal Health Realty Income .......................           199          4,780
Ventas, Inc. .........................................         1,038         13,131
Washington Real Estate Investment Trust ..............           664         19,090
Weingarten Realty Investors, Inc. ....................           485         24,929
                                                                       ------------
                                                                          1,107,074
                                                                       ------------

----------------
198

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES -- 1.5%
ELECTRIC UTILITIES -- 0.6%
Avista Corp. .........................................           815   $     12,657
Central Vermont Public Service .......................           198          3,536
CH Energy Group, Inc. ................................           289         13,713
Cleco Corp. ..........................................           713         17,041
DQE, Inc. ............................................           958         20,415
El Paso Electric Co.+ ................................           864         13,522
Empire District Electric Co. .........................           333          7,123
H Power Corp.+ .......................................           428          1,091
Hawaiian Electric Industries, Inc. ...................           607         26,714
Headwaters, Inc.+ ....................................           418          6,395
Integrated Electrical Services, Inc.+ ................           515          2,575
Madison Gas & Electric Co. ...........................           275          7,816
Millennium Cell, Inc.+ ...............................           274          1,088
PNM Resources, Inc. ..................................           671         20,573
Research Frontiers, Inc.+ ............................           167          2,953
RGS Energy Group, Inc. ...............................           594         23,314
Sierra Pacific Resources Co. .........................         1,751         26,423
Tripath Technology, Inc.+ ............................           268            450
UIL Holding Corp. ....................................           213         12,375
Unisource Energy Corp. ...............................           537         10,987
Universal Display Corp.+ .............................           272          2,611
WPS Resources Corp. ..................................           528         20,824

GAS & PIPELINE UTILITIES -- 0.9%
AGL Resources, Inc. ..................................           953         22,396
American Water Works, Inc. ...........................         1,700         74,460
Atmos Energy Corp. ...................................           703         16,591
Cadiz, Inc.+ .........................................           584          5,256
California Water Service Group .......................           241          6,170
Cascade Natural Gas Corp. ............................           189          4,011
Connecticut Water Service, Inc. ......................           125          3,424
Energen Corp. ........................................           481         12,722
Laclede Group, Inc. ..................................           324          7,549
Middlesex Water Co. ..................................           130          3,026
New Jersey Resources Corp. ...........................           459         13,880
Northwest Natural Gas Co. ............................           432         12,100
NorthWestern Corp. ...................................           470         10,340
NUI Corp. ............................................           240          5,971
ONEOK, Inc. ..........................................           913         19,036
Peoples Energy Corp. .................................           608         23,943
Philadelphia Suburban Corp. ..........................           972         22,842
Piedmont Natural Gas Co. .............................           525         18,690
SEMCO Energy, Inc. ...................................           311          2,986
SJW Corp. ............................................            31          2,517
South Jersey Industries, Inc. ........................           203          6,405
Southern Union Co.+ ..................................           564         10,332
Southwest Gas Corp. ..................................           503         12,575
Southwestern Energy Co.+ .............................           432          5,435
TransMontaigne, Inc.+ ................................           268          1,394
UGI Corp. ............................................           469         14,698
Western Gas Resources, Inc. ..........................           347         12,915
WGL Holdings, Inc. ...................................           797         21,407

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------

TELEPHONE -- 0.0%
AT&T Latin America Corp., Class A+ ...................           742   $      1,113
Commonwealth Telephone Enterprises, Inc.+ ............           189          7,229
Conestoga Enterprises, Inc. ..........................           138          4,176
Focal Communications Corp.+ ..........................            21             90
Hickory Tech Corp. ...................................           222          3,612
Talk America Holdings, Inc.+ .........................         5,100          2,193
                                                                       ------------
                                                                            645,680
                                                                       ------------
TOTAL COMMON STOCK (cost $37,405,189).................                   38,578,757
                                                                       ------------

EXCHANGE-TRADED FUND -- 1.1%
------------------------------------------------------------------------------------
iShares Russell 2000 Index Fund (cost $479,634) ......         4,800        480,480
                                                                       ------------

PREFERRED STOCK -- 0.1%
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.0%
HOUSING -- 0.0%
O'Sullivan Industries Holdings, Inc. 12.00% ..........           183            137
                                                                       ------------

ENERGY -- 0.1%
ENERGY SOURCES -- 0.1%
Exco Resources, Inc. 5.00% ...........................         3,000         49,875
                                                                       ------------

REAL ESTATE -- 0.0%
REAL ESTATE COMPANIES -- 0.0%
Corrections Corp. of America 12.00%(1) ...............            11            228
                                                                       ------------
TOTAL PREFERRED STOCK (cost $60,610)..................                       50,240
                                                                       ------------

WARRANTS+ -- 0.0%
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
COMMUNICATION EQUIPMENT -- 0.0%
Focal Communications Corp. 11/04/07(2) ...............            60              0
                                                                       ------------

UTILITIES -- 0.0%
GAS & PIPELINE UTILITIES -- 0.0%
Magnum Hunter Resources, Inc. 3/21/05(2) .............           130            120
                                                                       ------------
TOTAL WARRANTS (cost $0)..............................                          120
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $37,945,433)........                   39,109,597
                                                                       ------------

----------------
200

SHORT-TERM SECURITIES -- 0.3%                               PRINCIPAL
                                                               AMOUNT      VALUE
------------------------------------------------------------------------------------
United States Treasury Bills 1.81% due 6/20/02@ (cost
 $119,517)............................................  $    120,000   $    119,517
                                                                       ------------

REPURCHASE AGREEMENTS -- 10.9%
------------------------------------------------------------------------------------
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3)...........................     2,111,000      2,111,000
Agreement with State Street Bank & Trust Co., bearing
 interest at 0.85%, dated 03/28/02, to be repurchased
 04/01/02 in the amount of $2,619,247 and
 collateralized by $2,405,000 of United States
 Treasury Bonds, bearing interest at 8.75%, due
 11/15/08 and having an approximate aggregate value of
 $2,678,589...........................................     2,619,000      2,619,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $4,730,000).........                    4,730,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $42,794,950)                            101.7%   43,959,114
Liabilities in excess of other assets --         (1.7)     (731,435)
                                           ----------  ------------
NET ASSETS --                                   100.0% $ 43,227,679
                                           ==========  ============

-------------
ADR -- American Depository Receipt
+   Non-income producing securities
#  Security represents an investment in an affiliated company
(1) PIK -- ("Payment-in-Kind") payment made with additional securities in lieu of cash.
(2) Fair valued security -- See Note 2
@ The security or a portion thereof represents collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
--------------------------------------------------------------------------------------------------------------
      NUMBER OF                                                    VALUE AT      VALUE AS OF       UNREALIZED
      CONTRACTS         DESCRIPTION             EXPIRATION DATE   TRADE DATE    MARCH 31, 2002    APPRECIATION
--------------------------------------------------------------------------------------------------------------

       5 Long           Russell 2000 Index        June 2002       $1,241,838      $1,268,750        $26,912
                                                                                                    =======

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
INTERNATIONAL
EQUITY PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 84.1%
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
AUSTRALIA -- 3.9%
Amcor, Ltd. (Materials) ....................................             678   $     2,750
AMP, Ltd. (Finance) ........................................          11,557       117,180
Australia & New Zealand Banking Group, Ltd. (Finance)+ .....           2,726        25,851
Australian Gas Light Co., Ltd. (Utilities) .................             392         1,914
BHP Billiton, Ltd. (Materials)+ ............................           4,711        28,660
Brambles Industries, Ltd. (Industrial & Commercial) ........             776         3,934
Brambles Industries, Ltd. GBP (Industrial & Commercial)+ ...             807         3,856
Coca-Cola Amatil, Ltd. ADR (Consumer Staples) ..............           1,079         3,345
Cochlear, Ltd. (Healthcare) ................................           4,400       100,849
Coles Myer, Ltd. (Consumer Discretionary) ..................           1,120         5,128
Commonwealth Bank of Australia (Finance) ...................           1,487        25,425
CSL, Ltd. (Healthcare) .....................................             296         6,527
CSR, Ltd. (Materials) ......................................          20,249        71,211
Foster's Brewing Group, Ltd. (Consumer Staples)+ ...........           3,215         7,944
Futuris Corp., Ltd. (Consumer Discretionary) ...............           1,680         1,596
General Property Trust (Real Estate) .......................           2,020         2,964
Insurance Australia Group, Ltd. (Finance) ..................          56,205       101,979
Johnson Electric Holdings (Industrial & Commercial) ........           4,000         5,616
Lend Lease Corp., Ltd. (Finance) ...........................             473         2,956
M.I.M. Holdings, Ltd. (Materials)+ .........................           2,495         1,797
Macquarie Bank, Ltd (Finance) ..............................             127         2,254
Mayne Nickless, Ltd. (Industrial & Commercial) .............             828         2,280
National Australia Bank, Ltd. (Finance) ....................           1,916        34,938
News Corp., Ltd. (Information & Entertainment)+ ............           2,328        16,299
Normandy Mining, Ltd. (Energy)+ ............................           2,308         2,870
OneSteel, Ltd. (Materials) .................................             365           280
Pacific Dunlop, Ltd. (Consumer Discretionary)+ .............           1,412           919
PaperlinX, Ltd. (Information Technology) ...................             215           606
QBE Insurace Group, Ltd. (Finance) .........................          25,894        99,354
Rio Tinto, Ltd. (Materials) ................................             327         6,577
Santos, Ltd. (Utilities) ...................................           1,039         3,227
Sons Of Gwalia, Ltd. (Materials) ...........................          26,000        92,407
Southcorp, Ltd. (Consumer Staples) .........................          30,462       105,014
Stockland Trust Group (Real Estate) ........................          43,700       100,745
Suncorp-Metway, Ltd. (Finance) .............................             377         2,515
Telstra Corp., Ltd. (Information Technology) ...............           7,210        20,700
Wesfarmers (Industrial & Commercial) .......................             509         8,665
Westfield Holdings (Real Estate) ...........................             194         1,729
Westfield Trust (Real Estate) ..............................           3,505         6,060
Westpac Banking Corp., Ltd. (Finance) ......................           2,004        16,694
WMC, Ltd. (Materials) ......................................           1,424         7,394
Woodside Petroleum, Ltd. (Utilities)+ ......................             299         2,344
Woolworths, Ltd. (Consumer Discretionary)+ .................           1,528        10,176
                                                                               -----------
                                                                                 1,065,529
                                                                               -----------

----------------
202

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
AUSTRIA -- 0.0%
Oesterreichische ElektrizitIrtschafts AG, Class A
 (Utilities) ...............................................              20   $     1,548
OMV AG (Energy)+ ...........................................              28         2,667
                                                                               -----------
                                                                                     4,215
                                                                               -----------

BELGIUM -- 0.3%
AGFA Gevaert NV (Information & Entertainment)+ .............             145         2,190
Delhaize "Le-Lion" SA (Consumer Discretionary) .............              43         1,977
Dexia (Finance) ............................................             340         5,124
Electrabel SA (Utilities) ..................................              51        10,531
Fortis (Finance) ...........................................           1,182        26,239
Groupe Bruxelles Lambert SA (Industrial & Commercial)+ .....             112         6,216
Interbrew (Consumer Staples)+ ..............................             203         5,611
Kredietbank NV (Finance) ...................................             208         6,790
Solvay SA (Materials)+ .....................................              67         4,389
Suez Lyonnaise des Eaux SA (Industrial & Commercial)+ ......             285             2
Total Fina ELF SA (Energy)+ ................................              72             1
UCB SA (Healthcare)+ .......................................             110         4,261
                                                                               -----------
                                                                                    73,331
                                                                               -----------

BERMUDA -- 0.0%
Esprit Holdings (Consumer Discretionary)+ ..................           2,000         3,462
                                                                               -----------

CANADA -- 0.5%
Ballard Power Systems, Inc. (Energy)+ ......................           1,250        37,917
Jean Coutu Group PJC Inc. (Healthcare) .....................           4,300        91,354
                                                                               -----------
                                                                                   129,271
                                                                               -----------

DENMARK -- 0.2%
Dampskibsselkabet 1912 (Industrial & Commercial) ...........               1         7,381
Dampskibsselkabet Svendborg (Industrial & Commercial)+ .....               1         9,712
Danisco A/S (Consumer Staples)+ ............................              48         1,518
Den Danske Bank A/S (Finance)+ .............................             709        11,048
Group 4 Falck A/S (Industrial & Commercial)+ ...............              17         2,031
ISS A/S (Healthcare)+ ......................................              45         2,280
Novo Nordisk A/S (Healthcare) ..............................             375        14,916
Novozymes A/S Class B (Healthcare)+ ........................              54         1,050
Tele Danmark A/S (Utilities)+ ..............................             215         6,902
Vestas Wind Systems (Industrial & Commercial)+ .............             137         4,334
                                                                               -----------
                                                                                    61,172
                                                                               -----------

FINLAND -- 1.7%
Fortum Oyj (Energy) ........................................             305         1,617
Hartwall OY AB (Energy) ....................................              68         1,746
Instrumentarium (Healthcare) ...............................           4,246       107,194
Kone Corp. (Industrial & Commercial) .......................              20         1,828
Metso Oyj (Industrial & Commercial) ........................             154         1,863
Nokia Oyj (Information Technology) .........................          16,205       341,819
Outokumpu OY (Materials) ...................................             151         1,676
Sampo Insurance Co., Ltd., Class A (Finance) ...............             500         4,266
Sonera Oyj (Utilities)+ ....................................           1,096         5,429

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
FINLAND (CONTINUED)
Stora Enso Oyj, Class R (Materials)+ .......................             398   $     5,024
TietoEnator Oyj (Information Technology) ...................             100         2,525
UPM-Kymmene Oyj (Materials)+ ...............................             300        10,238
                                                                               -----------
                                                                                   485,225
                                                                               -----------

FRANCE -- 7.9%
Accor SA (Information & Entertainment)+ ....................             353        14,136
Alcatel SA (Information Technology)+ .......................           1,440        20,509
Alstom SA (Industrial & Commercial)+ .......................             138         1,842
Altran Technologies (Industrial & Commercial) ..............           2,100       119,927
Aventis SA (Materials) .....................................             929        64,052
AXA SA de CV (Finance) .....................................           1,875        42,227
BICC Group PLC (Real Estate) ...............................              55         1,963
BNP Paribas (Finance)+ .....................................             828        41,735
Bouygues SA (Industrial & Commercial)+ .....................             302         9,846
Cap Gemini SA (Industrial & Commercial)+ ...................           1,498       111,238
Carrefour SA (Consumer Discretionary) ......................             698        32,813
Castorama Dubois Investissement (Consumer Discretionary) ...             499        27,237
Compagnie de Saint-Gobain (Finance) ........................              97        15,799
Dassault Systemes (Information Technology)+ ................              93         4,501
Essilor International (Consumer Discretionary) .............             108         3,860
Establissements Economiques du Casino Guichard-Perrachon SA
 (Real Estate) .............................................              60         4,351
France Telecom SA (Information Technology)+ ................             832        25,437
Groupe Danone (Consumer Staples) ...........................             194        22,817
Havas Advertising SA (Information & Entertainment)+ ........          12,900       116,007
IPSOS (Information & Entertainment) ........................           1,600       108,088
L'Air Liquide SA (Industrial & Commercial)+ ................             104        15,228
L'Oreal SA (Consumer Staples)+ .............................             624        46,038
Lafarge SA (Materials)+ ....................................           1,026        91,551
Lagardere Group S.C.A. (Information & Entertainment) .......             160         7,577
LVMH (Consumer Staples)+ ...................................             450        22,878
Marionnaud Parfumeries (Consumer Discretionary)+ ...........           2,200       100,549
Michelin, Class B (Consumer Discretionary)+ ................             124         4,700
Pechiney SA (Materials)+ ...................................              90         4,787
Pernod-Ricard SA (Consumer Staples) ........................             401        31,942
Peugoet SA (Industrial & Commercial)+ ......................             411        20,251
Pinault-Printemps-Redoute SA (Consumer Discretionary)+ .....             158        18,679
Publicis SA (Information & Entertainment)+ .................             131         4,432
Renault SA (Consumer Discretionary)+ .......................              66         3,160
Sagem SA (Information Technology)+ .........................              31         1,866
Sanofi-Synthelabo SA (Healthcare)+ .........................             679        43,505
Schneider Electric SA (Industrial & Commercial)+ ...........             598        30,194
Societe Generale d'Enterprises SA (Finance)+ ...............              80         5,171
Societe Generale, Class A (Finance) ........................             452        28,528
Sodexho Alliance SA (Industrial & Commercial) ..............             112         4,559
SR. Teleperformance (Industrial & Commercial) ..............           4,250       104,520
STMicroelectronics, Inc. (Information Technology) ..........             910        30,381
Suez Lyonn Eaux (Industrial & Commercial)+ .................           1,111        31,356
Technip (Real Estate)+ .....................................              17         2,334
Thomson CSF (Industrial & Commercial)+ .....................             322        11,538
Total Fina (Energy) ........................................              72        11,038

----------------
204

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
FRANCE (CONTINUED)
TotalFinaElf SA, Class B (Energy)+ .........................           3,064   $   472,124
UBI Soft Entertainment SA (Information Technology)+ ........           3,300        97,618
Unibail (Union du Credit-Bail Immobilier) (Real Estate)+ ...              54         2,863
Valeo SA (Consumer Discretionary)+ .........................              60         2,659
Vivendi Universal SA (Information & Entertainment)+ ........           1,218        47,270
Zodiac SA (Information & Entertainment)+ ...................           5,500       121,712
                                                                               -----------
                                                                                 2,209,393
                                                                               -----------

GERMANY -- 4.8%
Adidas-Salomon AG (Consumer Discretionary)+ ................              59         4,247
Allianz AG (Finance)+ ......................................             251        59,653
Altana AG (Healthcare)+ ....................................              35         1,881
BASF AG (Materials)+ .......................................             709        28,756
Bayer AG (Materials)+ ......................................             907        30,676
Bayerische Motoren Werke AG (Consumer Discretionary)+ ......           1,182        46,953
Beiersdorf AG (Consumer Staples) ...........................             100        12,014
Bilfinger & Berger Bau AG (Industrial & Commercial) ........           4,700        95,457
Continental AG (Consumer Staples) ..........................             140         2,076
DaimlerChrysler AG (Consumer Discretionary) ................           1,205        54,863
Deutsche Bank AG (Finance)+ ................................             707        45,508
Deutsche Lufthansa AG (Information Technology)+ ............             300         4,563
Deutsche Post AG (Industrial & Commercial)+ ................             160         2,387
Deutsche Telekom AG (Utilities) ............................           3,210        48,260
Epcos AG (Information Technology)+ .........................              82         3,778
Fresenius Medical Care AG (Healthcare) .....................              89         5,411
Gehe AG (Healthcare) .......................................              53         2,145
Heidelberg Zement (Consumer Discretionary) .................              55         2,577
HypoVereinsbank (Finance) ..................................             575        21,024
Infineon Technologies AG (Information Technology)+ .........             223         5,044
KarstadtQuelle AG (Consumer Discretionary) .................              98         3,275
Man AG (Industrial & Commercial)+ ..........................             121         3,014
Marschollek Lauten (Information & Entertainment) ...........           1,308        89,808
Medion AG (Information Technology)+ ........................           2,200        91,815
Merck KGAA (Healthcare) ....................................             150         4,583
Metro AG (Consumer Discretionary) ..........................             350        11,926
Muenchener Rueckversicherungs AG (Finance) .................             171        42,511
Preussag AG (Industrial & Commercial)+ .....................             198         5,926
RWE AG (Utilities) .........................................             550        20,627
SAP AG (Information Technology)+ ...........................           2,734       413,183
Schering AG (Healthcare)+ ..................................             250        14,603
Siemens AG (Industrial & Commercial)+ ......................           1,131        74,829
Thyssen Krupp AG (Industrial & Commercial) .................           1,000        15,696
VEBA AG (Utilities)+ .......................................             866        43,990
Volkswagen AG (Consumer Discretionary)+ ....................             359        18,895
WCM Beteiligungs u Grundbesitz AG (Real Estate)+ ...........             283         2,611
                                                                               -----------
                                                                                 1,334,565
                                                                               -----------

GREECE -- 0.1%
Alpha Credit Bank (Finance)+ ...............................             185         2,896
Commercial Bank of Greece (Finance) ........................              86         1,967
Efg Eurobank Ergasias (Finance) ............................             137         1,691

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
GREECE (CONTINUED)
Hellenic Telecommunications Organization SA (Utilities)+ ...             278   $     4,027
National Bank Of Greece SA (Finance) .......................             227         4,474
                                                                               -----------
                                                                                    15,055
                                                                               -----------

HONG KONG -- 0.8%
Bank of East Asia, Ltd. (Finance)+ .........................           1,800         3,589
Cathay Pacific Airways, Ltd. (Industrial & Commercial)+ ....           2,000         3,039
Cheung Kong (Holdings), Ltd. (Real Estate)+ ................           1,000         8,943
CLP Holdings, Ltd. (Utilities)+ ............................           2,400         9,846
Hang Seng Bank, Ltd. (Finance) .............................           9,600       107,388
Henderson Land Development Co., Ltd. (Real Estate)+ ........           2,000         8,359
Hong Kong & China Gas Co., Ltd. (Utilities) ................           3,993         5,529
Hong Kong Electric Holdings, Ltd. (Utilities) ..............           2,500         9,455
Hutchison Whampoa, Ltd. (Industrial & Commercial)+ .........           4,300        37,902
Li & Fung (Industrial & Commercial)+ .......................           4,000         6,385
New World Development Co., Ltd. (Finance)+ .................           2,126         1,744
Pacific Century Cyberworks (Finance)+ ......................           9,619         2,497
Shangri-La Asia, Ltd. (Information & Entertainment) ........           2,000         1,692
Sun Hung Kai Properties, Ltd. (Finance)+ ...................           2,000        15,193
Swire Pacific Ltd., Class A (Industrial & Commercial) ......           1,500         8,116
Wharf Holdings, Ltd. (Industrial & Commercial)+ ............           2,000         4,757
                                                                               -----------
                                                                                   234,434
                                                                               -----------

IRELAND -- 2.0%
Allied Irish Banks PLC Dublin Listing (Finance) ............             657         8,064
Allied Irish Banks PLC (Finance)+ ..........................           8,469       102,702
Anglo Irish Bank Corp. (Finance)+ ..........................          30,300       142,386
Bank of Ireland Euro (Finance) .............................           4,747        51,284
Bank of Ireland (Finance)+ .................................          20,546       228,051
CRH PLC GDR (Consumer Discretionary) .......................             618        10,868
Elan Corp. PLC (Healthcare)+ ...............................             343         4,598
Irish Life & Permanent, PLC (Finance) ......................             370         4,654
Jefferson Smurfit Corp. (Materials)+ .......................           1,332         3,168
Kerry Group, Class A (Consumer Staples) ....................             159         2,111
                                                                               -----------
                                                                                   557,886
                                                                               -----------

ITALY -- 5.0%
Alitalia SpA (Industrial & Commercial)+ ....................           1,565         1,278
Alleanza Assicuraz (Finance)+ ..............................             204         1,957
Arn Mondadori Edit (Information Technology) ................             264         1,972
Assicurazione Generali SpA (Finance)+ ......................           1,404        34,577
Autogrill SpA (Consumer Staples) ...........................             232         2,549
Autostrade SpA (Industrial & Commercial)+ ..................          15,872       120,211
Banca Di Roma SpA (Finance)+ ...............................           1,409         3,385
Banca Nazionale del Lavoro (Finance) .......................             994         2,220
Banca Popolare di Milano (Finance) .........................             544         2,041
Benetton Group SpA (Consumer Discretionary)+ ...............             140         1,887
Bulgari SpA (Consumer Discretionary) .......................             299         2,543
Davide Campari (Industrial & Commercial)+ ..................           4,100       111,718
Enel SpA (Utilities)+ ......................................           3,335        18,842

----------------
206

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
ITALY (CONTINUED)
ENI SpA (Energy)+ ..........................................          17,277   $   252,680
Fiat SpA (Consumer Discretionary)+ .........................             326         4,527
IntesaBci SpA (Finance)+ ...................................           6,679        20,002
Italgas Group (Utilities) ..................................             424         4,042
Mediaset SpA (Information & Entertainment)+ ................          18,344       157,298
Mediobanca SpA (Finance) ...................................             702         7,352
Parmalat Finanz (Consumer Staples)+ ........................             724         2,319
Pirelli SpA (Industrial & Commercial)+ .....................           2,215         3,442
Recordati (Healthcare) .....................................           4,400       103,383
Riunione Adriatica de Sicur Ras SpA (Finance) ..............             635         8,292
San Paolo-IMI SpA (Finance)+ ...............................           1,395        16,370
Seat Pagine Gialle (Information & Entertainment)+ ..........           3,495         2,699
Snam Rete Gas (Utilities)+ .................................          30,500        81,514
Telecom Italia Mobile SpA (Utilities)+ .....................           8,045        38,940
Telecom Italia SpA (Utilities) .............................          12,054        99,060
Telecom Italia SpA Di Risp (Utilities)+ ....................           1,829        10,031
Tiscali SpA (Information Technology) .......................             206         1,763
Unicredito Italiano SpA (Finance)+ .........................          64,815       280,995
                                                                               -----------
                                                                                 1,399,889
                                                                               -----------

JAPAN -- 17.2%
Acom Co., Ltd. (Finance) ...................................             200        12,093
Advantest Corp. (Information Technology)+ ..................             100         7,502
Ajinomoto Co., Inc. (Consumer Staples) .....................           1,000         9,047
Alps Electric Co., Ltd. (Information Technology) ...........           8,200        98,918
Asahi Breweries, Ltd. (Consumer Staples)+ ..................           1,000         8,067
Asahi Chemical Industry Co., Inc. (Materials)+ .............           2,000         6,469
Asahi Glass Co., Ltd. (Materials) ..........................           3,000        19,090
Bandai Co. (Information & Entertainment) ...................           1,000        27,821
Bank of Yokohama, Ltd. (Finance) ...........................           1,000         3,491
Bellsystem24, Inc. (Information Technology) ................             300        98,390
Benesse Corp. (Industrial & Commercial) ....................             100         2,285
Bridgestone Corp. (Consumer Discretionary) .................           1,000        13,571
Canon, Inc. (Information & Entertainment) ..................           5,000       185,471
Central Japan Railway, Co. (Industrial & Commercial) .......               2        11,596
Chubu Electric Power Co., Inc. (Utilities) .................             300         4,727
Chugai Pharmaceutical Co., Ltd. (Healthcare) ...............           4,000        45,146
Circle K Japan Co., Ltd. (Consumer Discretionary) ..........           2,800        52,988
Colin Corp. (Healthcare) ...................................           1,150        60,693
Credit Saison Co., Ltd. (Finance) ..........................             100         2,085
Dai Nippon Printing Co., Ltd. (Industrial & Commercial) ....           1,000        11,226
Daiwa Bank Holdings (Finance)+ .............................           3,000         1,900
Daiwa House Industry Co., Ltd. (Consumer Discretionary) ....           1,000         6,258
Daiwa Securities Co., Ltd. (Finance)+ ......................           1,000         5,911
Denso Corp. (Consumer Discretionary) .......................           1,000        15,154
Don Quijote Co., Ltd. (Consumer Discretionary) .............           1,950       112,176
East Japan Railway Co. (Industrial & Commercial) ...........               5        20,998
Ebara Corp. (Industrial & Commercial) ......................           1,000         5,534
Fanuc, Ltd. (Information Technology)+ ......................             500        27,444
Fuji Photo Film Co., Ltd. (Information & Entertainment)+ ...           6,000       188,638
Fujitsu, Ltd. (Information Technology) .....................           2,000        15,305

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
Hisamitsu Pharm Co. (Healthcare) ...........................           4,700   $    53,295
Hitachi, Ltd. (Industrial & Commercial)+ ...................           4,000        29,223
Honda Motor Co., Ltd. (Consumer Discretionary) .............           4,200       176,379
Honda Motor, Ltd. ADR (Consumer Discretionary) .............           3,600        76,212
Hoya Corp. (Information Technology) ........................             100         6,989
Isetan Co. (Consumer Discretionary) ........................           7,000        68,820
Ishikawajima-Harima Heavy Industries Co. (Materials) .......           1,000         1,847
Itochu Corp. (Materials)+ ..................................           1,000         3,438
Japan Airlines Co., Ltd. (Information & Entertainment) .....           2,000         5,428
Japan Medical Dynamic Marketing, Inc. (Healthcare) .........           3,800       104,286
Japan Tobacco, Inc. (Consumer Staples)+ ....................               2        12,108
Joyo Bank, Ltd. (Finance) ..................................           1,000         2,450
Jusco Co., Ltd. (Consumer Discretionary) ...................           1,000        19,867
Kajima Corp. (Materials) ...................................           1,000         2,465
Kaneka Corp. (Materials) ...................................           1,000         6,469
Kansai Electric Power Co., Inc. (Utilities) ................             900        12,648
KAO Corp. (Consumer Staples) ...............................           6,000       111,735
Kawasaki Steel Corp. (Materials) ...........................           3,000         3,144
Keyence Corp. (Information Technology) .....................             500        95,450
Kinki Nippon Railway Co., Ltd. (Industrial & Commercial) ...           2,000         6,303
Kirin Brewery Co., Ltd. (Consumer Staples) .................           1,000         6,793
Komatsu, Ltd. (Information Technology)+ ....................           1,000         3,574
Konami Co. (Information Technology) ........................             200         4,463
Konica Corp. (Information & Entertainment) .................           1,000         6,318
Kose Corp. (Consumer Staples) ..............................           3,500        91,039
Kubota Corp. (Industrial & Commercial) .....................           2,000         6,167
Kurita Water Industries, Ltd. (Consumer Staples) ...........           8,000        88,061
KYOCERA Corp. ADR (Information Technology) .................             200        13,827
Kyushu Electric Power (Information Technology) .............             200         2,817
Marui Co., Ltd. (Consumer Discretionary) ...................           1,000        11,988
Matsushita Electric Industrial Co., Ltd. (Information
 Technology) ...............................................           2,000        24,368
Minebea Co., Ltd. (Industrial & Commercial) ................           1,000         6,446
Mitsubishi Chemical Corp. (Materials)+ .....................           8,000        17,190
Mitsubishi Corp. (Industrial & Commercial) .................           2,000        15,064
Mitsubishi Electric Corp. (Industrial & Commercial) ........           2,000         9,198
Mitsubishi Estate Co., Ltd. (Real Estate) ..................           1,000         7,132
Mitsubishi Heavy Industries, Ltd. (Industrial &
 Commercial)+ ..............................................           4,000        13,089
Mitsubishi Tokyo Finance (Finance)+ ........................               6        36,642
Mitsui & Co. (Industrial & Commercial) .....................           2,000        12,199
Mitsui Fudosan Co., Ltd. (Real Estate)+ ....................           1,000         7,984
Mitsui Marine & Fire Insurance Co., Ltd. (Finance)+ ........          17,000        79,851
Mitsui Mining & Smelting Co., Ltd. (Materials) .............           1,000         3,378
Mitsui Osk Lines (Industrial & Commercial) .................          11,000        24,466
Mizuho Holdings, Inc. (Finance)+ ...........................              10        23,825
Murata Manufacturing Co., Ltd. (Information Technology) ....             300        19,226
NEC Corp. (Industrial & Commercial)+ .......................           2,000        16,647
Net One Systems Co., Inc. (Information Technology) .........              20        99,069
NGK Insulators, Ltd. (Industrial & Commercial) .............           1,000         7,253
Nidec Corp. (Industrial & Commercial) ......................             100         6,394
Nikko Cordial Corp. (Finance) ..............................           1,000         4,411
Nintendo Co., Ltd. (Information Technology)+ ...............             200        29,404
Nippon Express Co., Ltd. (Industrial & Commercial) .........           2,000         8,188

----------------
208

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
Nippon Oil Co., Ltd. (Energy) ..............................           2,000   $     9,515
Nippon Steel Corp. (Materials)+ ............................           7,000        10,028
Nippon Unipac Holdings (Consumer Discretionary) ............               1         4,886
Nippon Yusen Kabushiki Kaish (Industrial & Commercial) .....           2,000         6,499
Nissan Motor Co., Ltd. (Consumer Discretionary)+ ...........           4,000        28,891
Nitto Denko Corp. (Materials) ..............................             200         5,836
Nomura Securities Co., Ltd. (Finance)+ .....................          11,000       142,564
NTT Data Corp. (Information Technology) ....................               1         4,260
NTT DoCoMo, Inc. (JPY) (Information Technology) ............              13        49,889
NTT DoCoMo, Inc. (Information Technology)+ .................               2         5,428
NTT DoCoMo, Inc. -- (Information Technology)(2) ............               8        21,714
Obayashi Corp. (Real Estate) ...............................           1,000         2,812
Oji Paper Co., Ltd. (Materials) ............................           1,000         4,735
Oriental Land Co, Ltd. (Consumer Discretionary) ............             100         6,235
Orix Corp. (Finance) .......................................             100         7,494
Osaka Gas Co., Ltd. (Utilities) ............................           3,000         6,650
Paramount Bed Co. (Healthcare) .............................           5,300       101,896
Park24 Co., Ltd. (Industrial & Commercial) .................           1,700        89,079
Pioneer Electronic Corp. (Information & Entertainment)+ ....             200         3,845
Promise Co. (Finance) ......................................             100         4,290
Ricoh Co., Ltd. (Information Technology) ...................           8,000       148,076
Rohm Co., Ltd. (Information Technology) ....................             100        15,004
Sankyo Co., Ltd. (Healthcare) ..............................           1,000        15,268
Sanyo Electric Co., Ltd. (Information Technology) ..........           4,000        18,185
Secom Co., Ltd. (Industrial & Commercial) ..................             500        22,091
Sega Enterprises, Ltd. (Information & Entertainment)+ ......             100         1,779
Sekisui House, Ltd. (Consumer Discretionary)+ ..............           1,000         7,132
Sharp Corp. (Information Technology) .......................           7,000        92,253
Shimizu Construction Co. (Materials) .......................           1,000         3,370
Shin-Etsu Chemical Co., Ltd. (Materials)+ ..................           5,100       215,712
Shiseido Co., Ltd. (Consumer Staples) ......................           1,000        10,367
Shizuoka Bank, Ltd. (Finance) ..............................           1,000         6,454
Skylark Co., Ltd. (Information & Entertainment) ............           2,000        40,713
SMC Corp. (Consumer Discretionary) .........................             100        11,799
Softbank Corp. (Information Technology)+ ...................             200         3,762
Sony Corp. (Information & Entertainment)+ ..................           1,100        57,142
Sumitomo Bank, Ltd. (Finance)+ .............................           8,000        33,294
Sumitomo Chemical Co., Ltd. (Materials) ....................           2,000         7,540
Sumitomo Corp. (Industrial & Commercial) ...................           2,000        11,083
Sumitomo Electric Industries, Ltd. (Industrial &
 Commercial)+ ..............................................           1,000         6,748
Sumitomo Metal Mining Co., Ltd. (Industrial &
 Commercial) ...............................................           1,000         3,996
Sumitomo Trust & Banking Co., Ltd. (Finance) ...............           5,000        20,960
Suzuki Motor Corp. (Industrial & Commercial) ...............           1,000        11,769
Taisei Corp. (Real Estate) .................................           1,000         2,186
Taisho Pharmaceutical Co., Ltd. (Healthcare) ...............           1,000        15,117
Takashimaya Co. (Consumer Discretionary) ...................           1,000         5,202
Takeda Chemical Industries, Ltd. (Healthcare)+ .............           7,000       283,409
Takefuji Corp. (Finance)+ ..................................             200        12,244
TDK Corp. (Information & Entertainment)+ ...................             100         5,368
Teijin, Ltd. (Consumer Discretionary) ......................           1,000         3,265
Terumo Corp. (Healthcare) ..................................             100         1,299
The Furukawa Electric Co., Ltd. (Information
 Technology)+ ..............................................           1,000         4,848

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
Tohoku Electric Power Co., Inc. (Utilities) ................             600   $     7,600
Tokio Marine & Fire Insurance Co., Ltd. (Finance)+ .........           2,000        14,189
Tokyo Electric Power Co., Inc. (Utilities)+ ................           2,000        37,848
Tokyo Electron, Ltd. (Information Technology)+ .............             200        13,888
Tokyo Gas Co., Ltd. (Utilities) ............................          30,000        72,605
Tokyu Corp. (Utilities) ....................................           1,000         3,099
Toppan Forms Co., Ltd (Industrial & Commercial) ............           3,100        48,147
Toppan Printing Co., Ltd. (Industrial & Commercial) ........           1,000         9,394
Toray Industries, Inc. (Materials)+ ........................           2,000         5,489
Toshiba Corp. (Information Technology)+ ....................           3,000        12,553
Toto, Ltd. (Consumer Discretionary)+ .......................           1,000         4,328
Toyoda Gosei Co., Ltd. (Consumer Discretionary) ............           8,220        97,052
Toyota Motor Corp. (Consumer Discretionary)+ ...............           6,200       178,565
UFJ Holdings (Finance) .....................................               3         7,193
World Co., Ltd. (Consumer Discretionary) ...................           3,400        93,565
Yamato Transport Co., Ltd. (Industrial & Commercial) .......           1,000        15,117
                                                                               -----------
                                                                                 4,819,634
                                                                               -----------

KOREA -- 0.8%
Electrolux AB (Consumer Discretionary) .....................             440         7,806
Kookmin Credit Card Co., Ltd. (Finance) ....................           2,600       109,939
Shinsegae Department Street (Consumer Discretionary) .......             730       117,664
                                                                               -----------
                                                                                   235,409
                                                                               -----------

LUXEMBOURG -- 0.0%
Arcelor (Materials)+ .......................................             254         3,472
                                                                               -----------

NETHERLANDS -- 5.4%
ABN Amro Holdings NV (Finance)+ ............................           1,856        35,175
Aegon NV (Finance)+ ........................................           1,446        35,222
Akzo Nobel NV (Healthcare)+ ................................             340        15,865
ASM International NV (Information Technology)+ .............           1,650        42,661
ASM Lithography Holdings NV (Information Technology)+ ......           3,234        81,364
Buhrmann NV (Consumer Discretionary)+ ......................             150         1,959
Elsevier NV (Information & Entertainment)+ .................             877        11,727
Europeon Aeronautic Defence & Space Co. (Industrial &
 Commercial)+ ..............................................          12,302       173,066
Fugro NV (Industrial & Commercial) .........................           2,000       112,301
Getronics NV (Information Technology) ......................          16,200        53,732
Gucci Group NV (Consumer Discretionary)+ ...................             599        55,431
Hagemeyer NV (Consumer Discretionary)+ .....................             116         2,565
Heineken NV (Consumer Staples)+ ............................             427        17,359
IHC Caland NV (Utilities)+ .................................              34         1,715
ING Groep NV (Finance)+ ....................................          13,353       362,683
KON KPN NV (Utilities)+ ....................................           2,030        10,373
Koninklijke (Royal) Philips Electronics NV (Information
 Technology) ...............................................           1,679        51,114
Koninklijke Ahold NV (Consumer Discretionary)+ .............           1,015        26,579
Koninklijke Numico NV (Consumer Staples) ...................              86         2,366
Norsk Hydro ASA (Materials) ................................             253        12,223
Oce NV (Industrial & Commercial) ...........................             237         2,794
Orkla ASA (Consumer Staples) ...............................             171         3,082

----------------
210

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
NETHERLANDS (CONTINUED)
Royal Dutch Petroleum Co. (Energy)+ ........................           2,845   $   155,414
Storebrand ASA (Finance)+ ..................................             300         1,729
TNT Post Group NV (Industrial & Commercial) ................             503        10,435
Unilever NV (Consumer Staples)+ ............................             717        41,071
Vedior NV (Industrial & Commercial) ........................             143         1,930
VNU NV (Information & Entertainment)+ ......................           6,033       191,174
Wolters Kluwer NV (Information & Entertainment) ............             354         7,396
                                                                               -----------
                                                                                 1,520,505
                                                                               -----------

NEW ZEALAND -- 0.0%
Carter Holt Harvey, Ltd. (Materials) .......................           2,288         1,957
Telecom Corp. of New Zealand, Ltd. ADR (Information
 Technology) ...............................................           1,365         2,930
                                                                               -----------
                                                                                     4,887
                                                                               -----------

NORWAY -- 0.0%
Den Norske Bank ASA (Finance)+ .............................             734         3,865
Norske Skogindustrier AS (Consumer Discretionary) ..........             120         2,272
Statoil ASA (Energy)+ ......................................             526         4,161
Telenor AS (Information Technology)+ .......................             630         2,592
                                                                               -----------
                                                                                    12,890
                                                                               -----------

PORTUGAL -- 0.4%
Banco Comercial Portugues SA (Finance) .....................           2,117         7,427
Banco Espirito Santo SA (Finance)+ .........................             163         1,717
BPI SGPS (Finance) .........................................             934         2,195
Brisa-Auto Estradas (Industrial & Commercial) ..............           1,000         4,649
Cimpor-Cimentos de Portugal SA (Materials)+ ................              95         1,614
Elec. De Portugal (Industrial & Commercial)+ ...............           2,920         6,075
Jeronimo Martins SGPS SA (Consumer Discretionary)+ .........             100           784
Portugal Telecom AG (Utilities) ............................           1,290         9,579
Sonae SGPS SA (Consumer Discretionary) .....................           2,335         1,870
Vodafone Telecel Comuni Pes (Information Technology)+ ......          11,100        82,910
                                                                               -----------
                                                                                   118,820
                                                                               -----------

SINGAPORE -- 1.9%
Altadis SA (Consumer Staples)+ .............................             373         6,835
Banco Bilbao Vizcaya SA (Finance)+ .........................          15,990       190,009
Capitaland (Real Estate)+ ..................................           2,000         1,898
Chartered Semiconductors Manufacturing, Ltd. (Information
 Technology)+ ..............................................          14,000        37,051
City Developments, Ltd. (Real Estate) ......................           1,000         3,552
DBS Group Holdings, Ltd. ADR (Finance) .....................           1,163         9,335
Endesa SA (Utilities)+ .....................................           1,262        18,732
Iberdrola SA (Energy)+ .....................................           1,061        13,818
Keppel Corp., Ltd. (Industrial & Commercial) ...............          25,000        55,587
Overseas-Chinese Banking Corp., Ltd. (Finance) .............           1,050         7,858
Sembcorp Industries, Ltd. (Industrial & Commercial) ........           2,000         1,790
Singapore Airlines, Ltd. (Industrial & Commercial) .........           1,000         7,809
Singapore Technologies Engineering, Ltd. (Industrial &
 Commercial) ...............................................           6,000         7,517
Singapore Telecommunications, Ltd. (Information
 Technology) ...............................................           7,000         6,036

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
SINGAPORE (CONTINUED)
United Overseas Bank, Ltd. (Finance) .......................          19,000   $   156,620
                                                                               -----------
                                                                                   524,447
                                                                               -----------

SPAIN -- 2.7%
Acerinox SA (Materials) ....................................           3,057       108,154
ACS Actividades de Construccion y Servicios SA (Real
 Estate) ...................................................              73         2,015
Aguas De Barcelona -- New (Utilities) ......................             134         1,463
Aguas De Barcelona (Utilities)+ ............................               1            11
Autopistas, Concesionaria Espanda SA (Industrial &
 Commercial)+ ..............................................             225         2,076
Banco Santander Central Hispano, SA (Finance) ..............           5,533        46,241
Corp Mapfre SA (Finance) ...................................             232         1,557
Fomento de Construcciones y Contratas AS (Industrial &
 Commercial) ...............................................             106         2,554
Gas Natural SDG SA (Utilities)+ ............................             300         5,148
Grupo Dragados SA (Industrial & Commercial)+ ...............             183         2,334
Grupo Ferrovial SA (Industrial & Commercial)+ ..............           5,000       110,995
Industria de Diseno Textil SA (Inditex) (Consumer
 Discretionary) ............................................           5,454       102,319
Prosegur Seguridad (Industrial & Commercial) ...............           7,100        93,641
Repsol-YPF SA (Energy)+ ....................................           1,429        17,976
Sogecable SA (Information & Entertainment)+ ................           3,800        82,603
Telefonica SA (Telecommunications)+ ........................          13,541       151,477
TelePizza SA (Information & Entertainment) .................             227           320
Terra Networks SA (Information Technology)+ ................             247         1,935
Union Electrica Fenosa SA (Utilities) ......................             382         6,156
Zeltia SA (Healthcare) .....................................             211         2,026
                                                                               -----------
                                                                                   741,001
                                                                               -----------

SWEDEN -- 1.9%
Assa Abloy (Industrial & Commercial)+ ......................             400         5,284
AstraZeneca Group PLC (Healthcare) .........................             604        29,990
Atlas Copco AB, Class A (Industrial & Commercial) ..........             152         3,568
Hennes & Mauritz AB (Consumer Discretionary)+ ..............             800        16,159
Modern Times Group MTG AB (Information & Entertainment) ....              81         2,226
NetCom AB, Series B (Utilities)+ ...........................             100         2,998
Nobel Biocare (Healthcare)+ ................................           2,350       111,926
Nordbanken AB (Finance) ....................................           4,200        23,891
Sandvik AB (Industrial & Commercial)+ ......................             300         7,130
Securitas AB, Class B (Industrial & Commercial)+ ...........           3,618        71,683
Skandia Forsakrings AB (Finance)+ ..........................          23,073       116,789
Skandinaviska Enskilda Banken, Class A (Finance) ...........           1,200        11,917
Skanska AB (Real Estate)+ ..................................             416         3,128
SKF AB, Series B (Materials) ...............................              69         1,607
Svenska Cellulosa AB (Materials)+ ..........................             233         7,234
Svenska Handelsbanken AB (Finance) .........................             573         8,204
Svenska Handelsbanken Ser B Sek 4 (Finance) ................             134         1,860
Telefonaktiebolaget LM Ericsson AB, Series B (Information
 Technology) ...............................................          19,429        82,047
Telia AB (Information Technology)+ .........................           1,800         6,386
Volvo AB, Class B (Consumer Discretionary)+ ................             270         5,337
                                                                               -----------
                                                                                   519,364
                                                                               -----------

----------------
212

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
SWITZERLAND -- 5.5%
ABB, Ltd. (Industrial & Commercial)+ .......................           1,546   $    12,252
Adecco SA (Industrial & Commercial)+ .......................           2,088       132,321
Ares Serono SA (Healthcare)+ ...............................               4         3,514
Ciba Specialty Chemicals AG (Materials) ....................              39         2,946
Clariant (Materials) .......................................              87         1,981
Compagnie Financiere Richemont AG (Finance)+ ...............             244         5,613
Converuim Holdings (Finance)+ ..............................           2,186       111,603
Credit Suisse Group (Finance)+ .............................           1,449        54,838
Givaudan AG (Consumer Staples)+ ............................               6         1,923
Holcim (Consumer Discretionary) ............................              53        11,988
Kaba Holding AG (Information Technology) ...................             435        98,130
Kudelski SA (Information Technology) .......................              53         2,734
Logitech International SA (Information Technology)+ ........              58         2,744
Lonza Group AG (Materials)+ ................................               5         3,319
Nestle SA (Consumer Staples)+ ..............................           1,942       431,171
Novartis AG (Healthcare)+ ..................................          10,027       393,758
Oerlikon Buhrle Holding AG (Finance)+ ......................              16         1,769
Roche Holdings AG-Bearer (Healthcare) ......................             129        12,425
Roche Holdings AG-Genuss (Healthcare) ......................             866        67,219
Societe Generale Surveillance Holdings SA (Healthcare)+ ....               9         2,249
Swatch Group AG (Consumer Discretionary) ...................             300         6,474
Swatch Group AG, Class B (Consumer Discretionary)+ .........              20         2,033
Swiss Reinsurance (Finance)+ ...............................             368        33,807
Swisscom AG (Information Technology) .......................              65        19,602
Syngenta AG (Materials) ....................................             134         8,174
UBS AG (Finance)+ ..........................................           1,689        83,021
Zurich Financial Services AG (Finance) .....................             108        25,005
                                                                               -----------
                                                                                 1,532,613
                                                                               -----------

UNITED KINGDOM -- 21.1%
3i Group PLC (Industrial & Commercial)+ ....................             775         8,685
Abbey National PLC (Finance)+ ..............................           1,575        22,338
Aggregate Indiana (Industrial & Commercial)+ ...............          78,200       105,232
Airtours PLC (Information & Entertainment) .................             552         1,941
AMEC PLC (Industrial & Commercial) .........................             273         1,602
Amvescap PLC (Finance)+ ....................................           7,843       108,222
Arm Holdings (Information Technology)+ .....................           4,114        16,638
AstraZeneca Group PLC (Healthcare) .........................           2,208       109,638
Autonomy Corp. (Information Technology)+ ...................          20,200       118,079
AWG PLC (Materials)+# ......................................             337         2,522
BAA PLC (Information & Entertainment)+ .....................           1,109        10,060
BAE SYSTEMS PLC (Industrial & Commercial)+ .................           4,034        19,244
Barclays PLC (Finance)+ ....................................           7,548       233,239
Barratt Developments PLC (Real Estate)+ ....................             300         2,021
BBA Group PLC (Consumer Discretionary)+ ....................             562         2,361
Berkeley Group PLC (Consumer Discretionary) ................             158         1,784
BG Group PLC (Utilities) ...................................           4,419        19,161
BHP Billiton PLC (Materials) ...............................           1,449         8,259
BICC Group PLC (Materials) .................................             498         1,518
BOC Group PLC (Materials)+ .................................             634         9,615
Boots Co. PLC (Consumer Discretionary)+ ....................             874         8,370

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
BP Amoco PLC (Energy) ......................................          28,550   $   254,095
BP Amoco PLC ADR (Energy) ..................................             500        26,550
British Airways PLC (Industrial & Commercial)+ .............           1,719         5,973
British American Tobacco PLC (Consumer Staples) ............           2,456        23,607
British Land Co. PLC (Industrial & Commercial)+ ............             762         5,615
British Sky Broadcasting Group PLC (Information &
 Entertainment) ............................................          15,343       181,779
BT Group PLC (Information Technology)+ .....................          10,902        43,468
Bunzl PLC (Consumer Discretionary) .........................             543         4,098
Cable & Wireless PLC (Information Technology)+ .............           1,766         5,627
Cadbury Schweppes PLC (Consumer Staples)+ ..................           2,785        19,224
Canary Wharf Group (Real Estate) ...........................             731         4,741
Capita Group PLC (Industrial & Commercial)+ ................           1,173         6,932
Carlton Communications PLC (Information & Entertainment) ...             573         2,215
Celltech Group (Healthcare)+ ...............................             335         3,060
Centrica PLC (Utilities)+ ..................................           4,524        14,656
CGU PLC (Finance)+ .........................................           2,683        28,311
Chubb PLC (Information Technology)+ ........................             999         2,525
Close Brothers Group (Finance)+ ............................           9,000        94,198
CMG PLC (Information Technology)+ ..........................             916         3,417
Compass Group PLC (Information & Entertainment)+ ...........           2,893        19,362
Corus Group (Materials) ....................................           3,742         4,583
Daily Mail & General Trust (Information & Entertainment) ...             171         1,802
Diageo PLC (Consumer Staples)+ .............................           4,192        54,799
Dixons Group PLC (Information Technology)+ .................           3,116        11,603
Electrocomponents PLC (Information Technology) .............             438         2,978
EMI Group PLC (Information & Entertainment)+ ...............             995         5,136
First Technology PLC (Consumer Discretionary) ..............          16,663       112,115
FKI PLC (Industrial & Commercial) ..........................             742         2,034
Galen Holdings PLC (Healthcare)+ ...........................          10,100        88,452
GKN PLC (Industrial & Commercial) ..........................             830         4,078
Glaxo Wellcome PLC ADR (Healthcare) ........................           1,660        78,020
GlaxoSmithKline PLC (Healthcare)+ ..........................          20,532       483,589
Granada Compass PLC (Information & Entertainment)+ .........           3,530         6,887
Great Universal Stores PLC (Consumer Discretionary)+ .......           1,291        12,869
Halma (Information Technology) .............................          40,400        94,349
Hammerson PLC (Real Estate)+ ...............................             315         2,532
Hanson PLC (Materials) .....................................           1,273         9,608
Hays PLC (Industrial & Commercial) .........................          36,662        94,233
HBOS PLC (Finance)+ ........................................           4,188        45,235
Hit Entertainment (Information & Entertainment)+ ...........          22,840       115,461
HSBC Holdings PLC (Finance) ................................          15,707       181,618
Imperial Chemical Industries PLC (Materials) ...............             903         4,398
Imperial Tobacco (Consumer Staples) ........................             272         4,493
Jardine Lloyd Thompson Group PLC (Finance)+ ................          10,400        89,302
Jarvis PLC (Industrial & Commercial) .......................          33,475       237,389
JJB Sports (Consumer Discretionary) ........................          14,400        78,434
Johnson Matthey PLC (Industrial & Commercial)+ .............             273         4,066
Kingfisher PLC (Consumer Discretionary)+ ...................           1,542         8,498
Ladbroke Group PLC (Information & Entertainment) ...........           1,845         6,548
Land Securities PLC (Real Estate)+ .........................             694         8,825
Lattice Group (Industrial & Commercial)+ ...................           5,675        14,102
Legal & General Group PLC (Finance)+ .......................          46,493       106,923

----------------
214

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Linde AG (Industrial & Commercial) .........................             150   $     7,424
Lloyds TSB Group PLC (Finance)+ ............................           6,931        71,161
Logica PLC (Information Technology) ........................             447         2,931
London Bridge Software (Information Technology)+ ...........          17,300        41,695
Manitoba Group (Information Technology)+ ...................             120         2,042
Marconi PLC (Information Technology)+ ......................           2,333           231
Marks & Spencer (Consumer Discretionary)+ ..................           2,792        15,317
Marks & Spencer (GBP) (Consumer Discretionary) .............           3,450         3,365
Misys PLC (Information Technology) .........................             726         3,032
National Grid Group (Utilities)+ ...........................           2,241        14,783
National Power PLC (Utilities)+ ............................          57,673       175,340
Nestor Healthcare (Healthcare) .............................          11,600        90,025
Next PLC (Finance) .........................................             180         2,781
Nycomed Amersham (Healthcare)+ .............................             731         8,000
Ocean Group PLC (Industrial & Commercial) ..................           4,864        60,121
P & O Finance BV (Finance)+ ................................             794         2,810
P & O Princess Cruise (Information & Entertainment)+ .......             870         5,996
Pearson PLC (Information & Entertainment) ..................             987        12,677
Pilkington PLC (Materials) .................................          83,999       136,361
Provident Financial (Finance)+ .............................             318         3,251
Prudential PLC (Finance)+ ..................................           2,464        24,842
Railtrack Group PLC (Industrial & Commercial)(1) ...........             207             3
Rank Group PLC (Information & Entertainment) ...............             638         2,662
Reckitt & Colman PLC (Consumer Staples)+ ...................           5,072        83,348
Reed International PLC (Information & Entertainment)+ ......           1,557        15,099
Rentokil Initial PLC (Industrial & Commercial)+ ............           2,443         9,845
Reuters Group PLC (Information & Entertainment)+ ...........           1,861        14,350
Rexam PLC (Consumer Discretionary) .........................             507         3,487
Rio Tinto PLC (Materials)+ .................................           1,405        27,770
RMC Group PLC (Materials) ..................................             308         2,925
Royal & Sun Alliance (Finance)+ ............................             891         3,743
Royal Bank of Scotland Group (Finance)+ ....................           6,070       156,278
Safeway PLC (Consumer Discretionary)+ ......................             548         2,292
Sage Group (Utilities)+ ....................................           1,505         4,843
Sainsbury (J.) PLC (Consumer Discretionary) ................           2,510        14,279
Schroders (Finance)+ .......................................             279         3,576
Scottish & Newcastle PLC (Consumer Staples) ................             329         2,624
Scottish Hydro-Electric PLC (Information Technology)+ ......             480         4,648
Scottish Power PLC (Utilities)+ ............................           2,323        11,892
Shell Transport & Trading Co. PLC (Energy)+ ................           6,026        44,879
Siebe PLC (Industrial & Commercial)+ .......................           6,683        11,801
Six Continents PLC (Consumer Staples)+ .....................           9,211        97,980
Slough Estates PLC (Real Estate) ...........................             439         2,426
Smith & Nephew PLC (Healthcare)+ ...........................           1,106         6,465
Smiths Group PLC (Industrial & Commercial)+ ................          11,623       134,230
Spirent PLC (Information Technology)+ ......................          13,500        26,241
SSL International (Healthcare) .............................             208         1,602
Tate & Lyle PLC (Consumer Staples)+ ........................             537         2,671
Taylor Woodrow PLC (Real Estate)+ ..........................             649         1,811
Tesco PLC (Consumer Discretionary)+ ........................          80,678       276,874
Thus Group (Information Technology)+ .......................           1,246           271
Unilever PLC (Consumer Staples)+ ...........................           3,593        28,754

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
United Business Media PLC (Information & Entertainment) ....             224   $     1,949
United Utilities PLC (Energy) ..............................             571         4,968
Vodafone Group PLC (Information Technology)+ ...............         226,823       419,087
Vodafone Group PLC ADR (Information Technology) ............           4,030        74,273
Wetherspoon (JD) (Industrial & Commercial) .................          17,200        94,910
Wolseley PLC (Consumer Discretionary)+ .....................             624         6,335
WPP Group PLC (Information & Entertainment)+ ...............           1,317        15,041
Xansa PLC (Information Technology) .........................          20,800        69,605
                                                                               -----------
                                                                                 5,904,963
                                                                               -----------
TOTAL COMMON STOCK (cost $24,528,074).......................                    23,511,432
                                                                               -----------

PREFERRED STOCK -- 0.1%
------------------------------------------------------------------------------------------
AUSTRALIA -- 0.1%
News Corp., Ltd. (Information & Entertainment) .............           2,448        14,370
                                                                               -----------

GERMANY -- 0.0%
Porsche AG (Consumer Discretionary) ........................               5         2,283
Volkswagen AG (Consumer Discretionary) .....................             125         4,407
                                                                               -----------
                                                                                     6,690
                                                                               -----------
TOTAL PREFERRED STOCK (cost $21,782)........................                        21,060
                                                                               -----------

WARRANTS+ -- 0.0%
------------------------------------------------------------------------------------------
ITALY
Bipop Carire SA (Industrial & Commercial)+
 (cost $11,457) ............................................           1,500         2,317
                                                                               -----------

RIGHTS -- 0.0%
------------------------------------------------------------------------------------------
SPAIN
Telefonica SA ..............................................           7,908         1,790
                                                                               -----------
TOTAL INVESTMENT SECURITIES (cost $24,561,313)..............                    23,536,599
                                                                               -----------

SHORT-TERM SECURITIES -- 2.7%
------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 0.7%
United States Treasury Bills 1.81% due 6/20/02@ ............         200,000       199,196
                                                                               -----------

TIME DEPOSIT -- 2.0%
State Street Euro Dollar Time Deposit 0.50% due 4/01/02              551,000       551,000
                                                                               -----------
TOTAL SHORT-TERM SECURITIES (cost $750,196) ................                       750,196
                                                                               -----------

----------------
216

REPURCHASE AGREEMENT -- 10.3%                                     PRINCIPAL
                                                                    AMOUNT        VALUE
------------------------------------------------------------------------------------------
Agreement with State Street Bank & Trust Co., bearing
 interest at 0.85%, dated 03/28/02, to be repurchased
 04/01/02 in the amount of $2,887,273 and collateralized by
 $1,435,000 of United States Treasury Bonds, bearing
 interest at 8.75%, due 11/15/08 and having an approximate
 aggregate value of $1,598,231 and $710,000 of United States
 Treasury Bonds, bearing interest at 8.75% due 11/15/08
 having an approximate aggregate value of $790,763 and
 $505,000 of United States Treasury Bonds, bearing interest
 at 8.75% due 11/15/08 having an approximate aggregate value
 of $562,444. (cost $2,887,000) ............................      $2,887,000   $ 2,887,000
                                                                               -----------

TOTAL INVESTMENTS --
  (cost $28,198,509)                                                    97.2%   27,173,795
Other assets less liabilities --                                         2.8       796,846
                                                                       -----   -----------
NET ASSETS --                                                          100.0%  $27,970,641
                                                                       =====   ===========

-------------
+   Non-income producing securities.
#  Security represents an investment in an affiliated company.
ADR -- American Depository Receipt.
(1) Fair valued security -- See Note 2
(2) When-issued security
(3) Allocation of investments by industry as a percentage of net assets as of March 31, 2002

Consumer Discretionary                                            8.2%
Consumer Staples                                                  5.1%
Energy                                                            4.7%
Finance                                                          29.8%
Healthcare                                                        9.6%
Industrial & Commercial                                          11.1%
Information & Entertainment                                       6.9%
Information Technology                                           13.1%
Materials                                                         4.0%
Real Estate                                                       0.7%
U.S. Government & Agencies                                        0.7%
Utilities                                                         3.3%
                                                                 97.2%

@ The security or a portion thereof represents collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
--------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
NUMBER OF                                                 EXPIRATION      VALUE AT     VALUE AS OF     APPRECIATION/
CONTRACTS               DESCRIPTION                          DATE        TRADE DATE   MARCH 31, 2001   DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
       2 Long           CAC40 10 Euro Index               June 2002       $ 78,842       $ 80,981         $ 2,139
       6 Long           SPI 200 Index                     June 2002        275,178        273,806          (1,372)
       2 Long           MSCI Sing Index                   April 2002        49,079         49,740             661
       1 Long           IBEX 35 Index                     June 2002         72,446         71,920            (526)
       45 Long          MSCI Pan Euro Index               June 2002        833,237        849,646          16,409
       4 Long           TOPIX Index                       June 2002        323,971        320,048          (3,923)
       2 Long           NIKKEI 225 Index                  June 2002        112,930        113,600             670
                                                                                                          -------
                                                                                                          $14,058
                                                                                                          =======

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
       CONTRACT                     IN              DELIVERY    GROSS UNREALIZED
      TO DELIVER               EXCHANGE FOR           DATE        APPRECIATION
--------------------------------------------------------------------------------
 EUR*           56,808     USD        $  50,008    04/22/2002       $    604
 HKD           287,000     USD           36,791    05/07/2002              3
 SEK*          469,000     USD           45,447    04/11/2002            267
 SGD           133,000     USD           73,063    04/25/2002            930
 SGD            64,000     USD           34,921    04/25/2002            211
 SGD            31,027     USD           16,939    04/25/2002            111
 SGD*           44,834     USD           24,393    04/25/2002             77
 USD            66,863     AUD          130,597    04/23/2002          2,708
 USD           117,369     KRW      155,549,720    04/01/2002            293
 USD            54,713     NOK          493,000    05/30/2002            553
 USD*          106,978     AUD          206,942    04/23/2002          3,264
 USD*           51,014     AUD           99,201    04/23/2002          1,832
 USD*           39,501     AUD           76,637    04/23/2002          1,325
 USD*          187,235     CHF          318,000    05/14/2002          1,638
 USD*           51,859     SEK          544,000    04/11/2002            546
                                                                    --------
                                                                      14,362
                                                                    --------

                                                                GROSS UNREALIZED
                                                                 DEPRECIATION
--------------------------------------------------------------------------------
 AUD*           85,723     USD           45,433    04/23/2002           (233)
 AUD*           34,000     USD           17,531    04/23/2002           (581)
 AUD*           55,567     USD           28,406    04/23/2002         (1,196)
 AUD*          178,000     USD           91,599    04/23/2002         (3,225)
 CHF           150,031     USD           88,000    05/14/2002         (1,109)
 CHF*          220,164     USD          130,645    05/14/2002           (118)
 CHF*          113,215     USD           66,305    05/14/2002           (938)
 HKD*          927,000     USD          118,820    05/07/2002             (5)
 JPY*       11,793,470     USD           88,606    04/18/2002           (399)
 USD            75,512     DKK          638,000    04/24/2002           (858)
 USD           256,031     GBP          179,521    05/15/2002         (1,123)
 USD           162,032     HKD        1,264,176    06/11/2002            (24)
 USD*          444,204     EUR          505,927    04/22/2002         (4,215)
 USD*          118,846     HKD          927,000    05/07/2002            (22)
 USD*           76,245     JPY        9,792,743    04/18/2002         (2,339)
 USD*           21,308     SGD           39,000    04/25/2002           (157)
                                                                    --------
                                                                     (16,542)
                                                                    --------
Net Unrealized Depreciation..................................       $ (2,180)
                                                                    ========

------------
* Represents offsetting or partially offsetting forward currency contracts that, to the extent they are offset, do not have additional market risk but have continued counterparty settlement risk.

AUD  --         Australian Dollar
CHF  --         Swiss Franc
DKK  --         Danish Krone
EUR  --         Euro

GBP  --         Pound Sterling
HKD  --         Hong Kong Dollar
JPY  --         Japanese Yen
KRW  --         South Korean Won

NOK  --         Norwegian Krone
SEK  --         Swedish Krone
SGD  --         Singapore Dollar
                United States
USD  --         Dollar

See Notes to Financial Statements

----------------
218

----------------

SEASONS SERIES TRUST
DIVERSIFIED FIXED
INCOME PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2002

BONDS & NOTES -- 81.3%                                    PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.1%
AUTOMOTIVE
USAA Auto Owner Trust 4.69% 2005 .....................  $    100,000   $    101,534
                                                                       ------------

CONSUMER DISCRETIONARY -- 2.5%
AUTOMOTIVE -- 0.9%
Daimler Chrysler Holdings 7.25% 2006 .................       200,000        207,580
Ford Motor Co. 7.45% 2031 ............................       400,000        361,300

HOUSING -- 0.1%
Masco Corp. 6.00% 2004 ...............................        75,000         75,914

RETAIL -- 1.5%
CVS Corp. 5.50% 2004 .................................       200,000        204,076
Federated Department Stores, Inc. 6.90% 2029 .........       200,000        187,372
Kroger Co. 6.75% 2012 ................................       200,000        198,550
Staples, Inc. 7.13% 2007 .............................        35,000         35,781
Target Corp. 5.88% 2012 ..............................       200,000        192,226
Wal-Mart Stores, Inc. 6.88% 2009 .....................       100,000        105,367
                                                                       ------------
                                                                          1,568,166
                                                                       ------------

CONSUMER STAPLES -- 1.0%
FOOD, BEVERAGE & TOBACCO
Coca Cola Enterprises, Inc. 7.13% 2009 ...............       100,000        104,799
Conagra, Inc. 8.25% 2030 .............................       100,000        112,059
Diageo Capital PLC 6.13% 2005 ........................       200,000        204,258
Great Atlantic & Pacific Tea Co., Inc. 9.13% 2011 ....        75,000         78,750
Kraft Foods, Inc. 5.63% 2011 .........................       150,000        142,188
                                                                       ------------
                                                                            642,054
                                                                       ------------

ENERGY -- 0.6%
ENERGY SERVICES -- 0.1%
Amerada Hess Corp. 6.65% 2011 ........................       100,000         99,296

ENERGY SOURCES -- 0.5%
Coastal Corp. 7.75% 2010 .............................       200,000        201,196
NRG Energy, Inc. 7.50% 2009 ..........................       100,000         94,389
                                                                       ------------
                                                                            394,881
                                                                       ------------

FINANCE -- 13.8%
BANKS -- 1.1%
Bank One 5.50% 2007 ..................................       100,000         99,133
Banque Nationale de Paris 7.20% 2007 .................       100,000        105,099
Chase Manhattan Corp. 7.00% 2009 .....................       100,000        101,930
Countrywide Home Loans, Inc. 5.50% 2006 ..............       100,000         98,330
Doral Financial Corp. 8.50% 2004 .....................       100,000        104,063

                                                                ----------------

BONDS & NOTES (CONTINUED)                                 PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
J.P. Morgan Chase & Co. 6.75% 2011 ...................  $    100,000   $    100,112
KFW International Finance, Inc. 5.25% 2006 ...........       100,000        100,022

FINANCIAL SERVICES -- 10.0%
Alliance Capital Management LP 5.63% 2006 ............       100,000         99,141
American Express Co. 5.50% 2006 ......................       200,000        198,660
Capital One Secured Note Trust 3.85% 2007 ............       202,000        196,885
Carco Auto Loan Master Trust 6.43% 2004 ..............       200,000        203,874
Chase Commercial Mortgage Corp., Series 198-2,
 Class A2, 6.39% 2030 ................................       200,000        203,779
CIT Equipment Collateral 4.84% 2012 ..................       200,000        199,507
CIT Group, Inc. 6.50% 2006 ...........................       200,000        197,168
Citigroup, Inc. 6.50% 2011 ...........................       100,000        100,645
Credit Suisse First Boston 6.50% 2012 ................       200,000        196,457
Discover Card Master Trust 1 5.30% 2006 ..............       200,000        203,976
First Union National Bank Chase 6.65% 2031 ...........       200,000        205,636
Ford Credit Auto Owner Trust 3.62% 2006 ..............       175,000        173,917
Ford Credit Auto Owner Trust 4.01% 2006 ..............       200,000        198,134
Ford Credit Auto Owner Trust 5.12% 2004 ..............       200,000        203,062
Ford Credit Auto Owner Trust 7.37% 2004 ..............       100,000        104,250
Ford Motor Credit Co. 6.88% 2006 .....................       200,000        198,804
Ford Motor Credit Co. 7.25% 2011 .....................       200,000        192,670
Frank Russell Co. 5.63% 2009* ........................       100,000         95,976
General Electric Capital Corp. 6.75% 2032 ............       200,000        191,930
General Motors Acceptance Corp. 6.75% 2006 ...........       200,000        201,814
General Motors Acceptance Corp. 6.88% 2011 ...........       100,000         97,388
General Motors Acceptance Corp. 7.00% 2012 ...........       100,000         98,867
Goldman Sachs Group, Inc. 7.80% 2010 .................       100,000        106,653
Honda Auto Receivables 2002 1 3.50% 2005 .............       160,000        158,766
Household Finance Corp. 5.75% 2007 ...................       200,000        192,908
KFW International Finance, Inc. 4.75% 2007 ...........       100,000         97,439
LB UBS Commercial Mortgage Trust 6.13% 2030 ..........       200,000        196,230
LB UBS Commercial Mortgage Trust 6.37% 2028 ..........       200,000        199,770
MBNA Master Credit Card Trust 6.55% 2007 .............       200,000        209,561
Morgan Stanley Capital I, Inc. 6.21% 2031 ............       200,000        201,207
Navistar Financial Owner Trust 4.99% 2005 ............       200,000        203,785
Nomura Asset Securities Corp. 6.59% 2030 .............       200,000        206,812
Onyx Acceptance Owner Trust 3.75% 2006 ...............       165,000        164,015
Peoplefirst Common Vehicle Recreation Trust 6.34%
 2004 ................................................       150,000        153,661
Philip Morris Capital Corp. 7.50% 2009 ...............        40,000         41,664
Qwest Capital Funding, Inc. 7.25% 2011 ...............       200,000        161,942
Sprint Capital Corp. 6.38% 2009 ......................       100,000         89,541
Toyota Motor Credit Corp. 5.63% 2003 .................       200,000        205,204

INSURANCE -- 2.7%
Ace Capital Trust II 9.70% 2030 ......................       100,000        114,941
Allstate Corp. 7.20% 2009 ............................       200,000        208,796
Everest Reinsurance Holdings, Inc. 8.50% 2005 ........       100,000        106,186
Farmers Insurance Exchange 8.63% 2024* ...............       200,000        191,620
Hartford Life 7.10% 2007 .............................       200,000        207,118
Jackson National Life Global Funding 5.25% 2007* .....        85,000         83,306
Liberty Mutual Insurance Co. 7.70% 2097* .............       200,000        153,706
Lumbermens Mutual Casualty Co. 9.15% 2026* ...........        68,000         60,692

----------------
220

BONDS & NOTES (CONTINUED)                                 PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
MONY Group, Inc. 8.35% 2010 ..........................  $     85,000   $     89,606
Provident Cos, Inc. 7.25% 2028 .......................       100,000         92,189
Transamerica Capital II 7.65% 2026* ..................       200,000        187,014
Washington Mutual, Inc. 5.63% 2007 ...................       200,000        196,200
                                                                       ------------
                                                                          8,751,761
                                                                       ------------

HEALTHCARE -- 0.6%
HEALTH SERVICES
HEALTHSOUTH Corp. 7.00% 2008 .........................        50,000         48,250
Quest Diagnostics, Inc. 6.75% 2006 ...................       200,000        202,944
UnitedHealth Group, Inc. 5.20% 2007 ..................       110,000        107,004
Wellpoint Health Networks, Inc. 6.38% 2012 ...........        45,000         44,041
                                                                       ------------
                                                                            402,239
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 0.4%
AEROSPACE & MILITARY TECHNOLOGY -- 0.3%
Lockheed Martin Corp. 8.50% 2029 .....................       100,000        116,350
United Technologies Corp. 6.63% 2004 .................        75,000         78,938

TRANSPORTATION -- 0.1%
FedEx Corp. 6.88% 2006 ...............................        60,000         61,596
                                                                       ------------
                                                                            256,884
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 2.8%
BROADCASTING & MEDIA -- 1.5%
AOL Time Warner, Inc. 6.75% 2011 .....................       150,000        148,395
Chancellor Media Corp. 8.00% 2008 ....................       125,000        131,250
Motorola, Inc. 7.63% 2010 ............................       200,000        197,770
News America, Inc. 6.63% 2008 ........................       200,000        196,000
Reed Elsevier Capital, Inc. 6.75% 2011 ...............        55,000         54,764
Viacom, Inc. 6.63% 2011 ..............................       200,000        199,500

LEISURE & TOURISM -- 1.3%
American Airlines, Inc. 7.02% 2011 ...................       130,000        130,426
American Airlines, Inc. 7.86% 2011* ..................       100,000        102,669
Continental Airlines, Inc. 6.32% 2008 ................       200,000        194,706
Continental Airlines, Inc. 6.70% 2021 ................        97,960         91,586
Delta Air Lines, Inc. 6.36% 2013 .....................       200,000        197,964
Walt Disney Co. 7.30% 2005 ...........................       100,000        103,861
                                                                       ------------
                                                                          1,748,891
                                                                       ------------

INFORMATION TECHNOLOGY -- 2.2%
COMPUTER SERVICES -- 0.2%
Computer Sciences Corp. 6.75% 2006 ...................        85,000         87,098

COMPUTERS & BUSINESS EQUIPMENT -- 0.6%
Computer Sciences Corp. 7.50% 2005 ...................       165,000        172,397
Hewlett-Packard Co. 5.75% 2006 .......................       200,000        195,386
Sun Microsystems, Inc. 7.50% 2006 ....................        25,000         25,627

                                                                ----------------

BONDS & NOTES (CONTINUED)                                 PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS -- 1.4%
AT&T Wireless Services, Inc. 8.75% 2031 ..............  $    100,000   $    102,707
Bellsouth Corp. 5.00% 2006 ...........................       200,000        196,172
Cingular Wireless LLC 5.63% 2006* ....................       200,000        195,208
Clear Channel Communications 6.00% 2006 ..............       200,000        194,790
Cox Communications, Inc. 7.88% 2009 ..................       200,000        205,168
                                                                       ------------
                                                                          1,374,553
                                                                       ------------

MATERIALS -- 1.0%
FOREST PRODUCTS -- 0.7%
Abitibi-Consolidated, Inc. 7.88% 2009 ................       200,000        200,670
Bowater, Inc. 9.00% 2009 .............................       100,000        106,807
International Paper Co. 6.75% 2011 ...................       100,000         99,356
Weyerhaeuser Co. 6.00% 2006 ..........................        30,000         29,580

METALS & MINERALS -- 0.3%
Alcoa, Inc. 6.00% 2012 ...............................       185,000        179,549
                                                                       ------------
                                                                            615,962
                                                                       ------------

MUNICIPAL BONDS -- 0.2%
MUNICIPAL BONDS
Connecticut RRB Special Purpose Trust CL&P 5.36%
 2007 ................................................       120,000        122,784
                                                                       ------------

U.S. GOVERNMENT & AGENCIES -- 54.3%
Federal Home Loan Bank 5.25% 2002 ....................       100,000        100,203
Federal Home Loan Mortgage Corp. 3.25% 2004 ..........       700,000        681,079
Federal Home Loan Mortgage Corp. 4.50% 2003 ..........     1,000,000      1,015,310
Federal Home Loan Mortgage Corp. 5.50% 2011 ..........     1,500,000      1,438,590
Federal Home Loan Mortgage Corp. 5.75% 2009 ..........        50,000         49,953
Federal Home Loan Mortgage Corp. 6.25% 2002 ..........        50,000         50,938
Federal Home Loan Mortgage Corp. 6.75% 2031 ..........       100,000        102,312
Federal National Mortgage Association 4.38% 2006 .....       250,000        241,797
Federal National Mortgage Association 5.13% 2004 .....     2,000,000      2,045,000
Federal National Mortgage Association 5.38% 2011 .....     1,500,000      1,422,696
Federal National Mortgage Association 6.00%
 2004-2032 ...........................................     5,731,133      5,725,867
Federal National Mortgage Association 6.63% 2030 .....       400,000        403,124
Federal National Mortgage Association 7.25% 2010 .....       200,000        216,782
Government National Mortgage Association 6.50%
 2005-2031 ...........................................       851,045      4,039,122
Government National Mortgage Association 7.50%
 2005-2030 ...........................................       964,841      1,031,310
Government National Mortgage Association 8.00%
 2030 ................................................       104,228        109,570
United States Treasury Bonds 5.25% 2029 ..............       400,000        359,624
United States Treasury Bonds 5.38% 2031 ..............     2,800,000      2,628,052
United States Treasury Bonds 6.25% 2023 ..............     1,215,000      1,244,427
United States Treasury Bonds 7.13% 2023 ..............       900,000      1,013,769
United States Treasury Bonds 7.25% 2022 ..............        60,000         68,400
United States Treasury Bonds 8.13% 2021 ..............        30,000         37,050
United States Treasury Bonds 8.75% 2020 ..............       150,000        195,071
United States Treasury Bonds 8.88% 2019 ..............       450,000        585,842
United States Treasury Bonds 9.00% 2018 ..............       100,000        131,281
United States Treasury Bonds 9.13% 2018 ..............        75,000         99,140
United States Treasury Notes 4.25% 2003 ..............     1,550,000      1,570,832
United States Treasury Notes 4.75% 2008 ..............       500,000        487,110

----------------
222

BONDS & NOTES (CONTINUED)                                 PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Notes 5.00% 2011 ..............  $    750,000   $    726,795
United States Treasury Notes 5.25% 2004 ..............     1,000,000      1,029,840
United States Treasury Notes 5.50% 2003-2008 .........       500,000        511,906
United States Treasury Notes 5.63% 2008 ..............       335,000        343,164
United States Treasury Notes 5.75% 2003-2005 .........     1,180,000      1,220,324
United States Treasury Notes 5.88% 2004 ..............       500,000        521,795
United States Treasury Notes 6.13% 2007 ..............     1,375,000      1,444,822
United States Treasury Notes 6.63% 2007 ..............        80,000         85,850
United States Treasury Notes 6.75% 2005 ..............       550,000        587,812
United States Treasury Notes 6.88% 2006 ..............       475,000        512,482
United States Treasury Notes 7.00% 2006 ..............       265,000        287,358
                                                                       ------------
                                                                         34,366,399
                                                                       ------------

UTILITIES -- 1.8%
ELECTRIC UTILITIES -- 1.0%
Keyspan Corp. 6.15% 2006 .............................       100,000        101,297
Mirant Americas Generation, Inc. 8.30% 2011 ..........       100,000         92,500
Niagara Mohawk Power Corp. 5.38% 2004 ................       100,000        100,307
NSTAR 8.00% 2010 .....................................       200,000        211,780
Virginia Electric & Power Co., Series B 7.20% 2004 ...       100,000        104,955

GAS & PIPELINE UTILITIES -- 0.2%
Dynegy Holdings, Inc. 6.88% 2011 .....................       100,000         93,421
Northern Natural Gas Co. 6.75% 2008* .................        50,000         47,600

TELEPHONE -- 0.6%
British Telecommunications PLC 8.13% 2002 ............       100,000        108,282
Telefonica Europe BV 7.75% 2010 ......................       200,000        210,332
Verizon, Inc. 6.50% 2011 .............................       100,000         97,657
                                                                       ------------
                                                                          1,168,131
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $52,094,511)........                   51,514,239
                                                                       ------------

SHORT-TERM SECURITIES -- 9.5%
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES
United States Treasury Bills 1.69% due 4/4/02 (cost
 $5,999,155) .........................................     6,000,000      5,999,155
                                                                       ------------

                                                                ----------------

REPURCHASE AGREEMENTS -- 7.8%                               PRINCIPAL
                                                               AMOUNT      VALUE
------------------------------------------------------------------------------------
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3) ..........................  $    899,000   $    899,000
BNP-Paribas Joint Repurchase Agreement Account (Note
 3) ..................................................     2,280,000      2,280,000
Agreement with State Street Bank & Trust Co., bearing
 interest at 0.85%, dated 03/28/02, to be repurchased
 04/01/02 in the amount of $1,754,166 and
 collateralized by $1,610,000 of United States
 Treasury Bond, bearing interest at 8.75%, due
 11/15/08 and having an approximate value of
 $1,793,138. .........................................  $  1,754,000      1,754,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $4,933,000).........                    4,933,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $63,026,666)                                            98.6%    62,446,394
Other assets less liabilities --                                 1.4        890,477
                                                              ------   ------------
NET ASSETS --                                                  100.0%  $ 63,336,871
                                                              ======   ============

-------------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements

----------------
224

------------------

SEASONS SERIES TRUST
CASH MANAGEMENT PORTFOLIO                 INVESTMENT PORTFOLIO -- MARCH 31, 2002

SHORT-TERM SECURITIES -- 95.6%                                    PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 46.0%
Amstel Funding Corp. 1.81% due 4/5/02 ......................      $  500,000   $   499,899
Amstel Funding Corp. 1.81% due 4/15/02 .....................         500,000       499,648
Amstel Funding Corp. 1.84% due 4/18/02 .....................         500,000       499,566
Apreco, Inc. 1.81% due 4/5/02 ..............................         500,000       499,899
Atlantis One Funding Corp. 1.80% due 4/2/02 ................         500,000       499,975
Atlantis One Funding Corp. 1.81% due 5/14/02 ...............         500,000       498,919
Atlantis One Funding Corp. 1.85% due 5/3/02 ................         500,000       499,178
Barton Capital Corp. 1.80% due 4/4/02 ......................         519,000       518,922
Barton Capital Corp. 1.81% due 4/4/02 ......................         500,000       499,925
Delaware Funding Corp. 1.79% due 4/15/02 ...................         500,000       499,652
Dorada 1.81% due 4/11/02 ...................................         500,000       499,748
Dorada 1.84% due 4/29/02 ...................................       1,000,000       998,569
Edison Asset Securitization LLC 1.79% due 4/1/02 ...........         500,000       500,000
Edison Asset Securitization LLC 1.82% due 4/19/02 ..........         500,000       499,545
Edison Asset Securitization LLC 1.82% due 5/16/02 ..........         500,000       498,862
Giro Funding Corp. 1.81% due 4/17/02 .......................         500,000       499,598
Giro Funding Corp. 1.84% due 4/17/02 .......................         412,000       411,663
Govco, Inc. 1.80% due 4/10/02 ..............................         550,000       549,753
Govco, Inc. 1.80% due 4/12/02 ..............................         500,000       499,725
Govco, Inc. 1.82% due 5/2/02 ...............................         500,000       499,216
Greyhawk Capital Corp. 1.84% due 4/10/02 ...................         500,000       499,770
Kittyhawk Funding 1.80% due 4/22/02 ........................         500,000       499,475
Kittyhawk Funding 1.83% due 4/30/02 ........................         395,000       394,418
Quincy Capital Corp. 1.80% due 4/4/02 ......................         500,000       499,925
Quincy Capital Corp. 1.83% due 4/12/02 .....................         500,000       499,720
Quincy Capital Corp. 1.83% due 4/23/02 .....................         500,000       499,441
Silver Tower U.S. Funding 1.90% due 5/3/02 .................         500,000       499,156
Sunflowers Funding 1.83% due 4/15/02 .......................         500,000       499,644
Sunflowers Funding 1.86% due 4/12/02 .......................         500,000       499,716
Surrey Funding Corp. 1.85% due 4/2/02 ......................       1,000,000       999,949
Sydney Capital Corp. 1.83% due 4/12/02 .....................         500,000       499,720
Sydney Capital Corp. 1.86% due 4/29/02 .....................         431,000       430,377
Sydney Capital Corp. 2.23% due 4/16/02 .....................         500,000       499,535
Tulip Funding Corp. 1.82% due 4/26/02 ......................       1,000,000       998,736
Windmill Funding Corp. 1.80% due 4/10/02 ...................         500,000       499,775
Windmill Funding Corp. 1.82% due 4/22/02 ...................         500,000       499,469
Windmill Funding Corp. 1.84% due 4/11/02 ...................         500,000       499,745
                                                                               -----------
TOTAL COMMERCIAL PAPER (cost $19,790,833)...................                    19,790,833
                                                                               -----------

CORPORATE SHORT-TERM NOTES -- 4.6%
ABSC Capital Corp. 1.83% due 4/8/02 ........................         500,000       499,822
ABSC Capital Corp. 1.85% due 4/9/02 ........................         500,000       499,794
Ciesco LP 1.80% due 4/24/02 ................................       1,000,000       998,850
                                                                               -----------
TOTAL CORPORATE SHORT-TERM NOTES (cost $1,998,466)..........                     1,998,466
                                                                               -----------

                                                                ----------------

SHORT-TERM SECURITIES (CONTINUED)                                 PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS -- 45.0%
Federal Farm Credit Bank Consolidated Discount Notes 2.44%
 due 11/1/02 ...............................................      $1,000,000   $   986,250
Federal Farm Credit Bank Discount Notes 6.88% due 5/1/02 ...         591,000       593,160
Federal Farm Credit Bank Consolidated Discount Notes 2.13%
 due 1/28/03 ...............................................       1,500,000     1,492,500
Federal Home Loan Bank Consolidated Discount Notes 1.73% due
 4/17/02 ...................................................         400,000       399,692
Federal Home Loan Bank Consolidated Discount Notes 1.77% due
 5/15/02 ...................................................         601,000       599,700
Federal Home Loan Bank Consolidated Discount Notes 1.78% due
 4/29/02 ...................................................         450,000       449,377
Federal Home Loan Bank 6.88% due 7/18/02 ...................       1,850,000     1,875,438
Federal Home Loan Mortgage Discount Notes 1.73% due
 4/2/02 ....................................................       1,500,000     1,499,928
Federal Home Loan Mortgage Discount Notes 1.75% due
 4/9/02 ....................................................         525,000       524,796
Federal Home Loan Mortgage Discount Notes 1.80% due
 4/25/02 ...................................................         924,000       922,891
Federal Home Loan Mortgage Discount Notes 1.84% due
 8/15/02 ...................................................       1,000,000       992,500
Federal Home Loan Mortgage Discount Notes 2.03% due
 10/9/02 ...................................................       1,000,000       988,750
Federal Home Loan Mortgage Discount Notes 2.20% due
 2/27/03 ...................................................         435,000       424,669
Federal Home Loan Mortgage Discount Notes 2.22% due
 11/7/02 ...................................................       1,000,000       986,250
Federal National Mortgage Association 6.25% due 11/15/02 ...         380,000       388,910
Federal National Mortgage Association Discount Notes 1.74%
 due 4/17/02 ...............................................         448,000       447,654
Federal National Mortgage Association Discount Notes 1.75%
 due 4/24/02 ...............................................         303,000       302,661
Federal National Mortgage Association Discount Notes 1.77%
 due 4/3/02 ................................................         800,000       799,921
Federal National Mortgage Association Discount Notes 1.79%
 due 5/14/02 ...............................................       1,179,000     1,176,479
Federal National Mortgage Association Discount Notes 1.86%
 due 6/26/02 ...............................................       1,500,000     1,492,948
Federal National Mortgage Association Discount Notes 1.92%
 due 4/25/02 ...............................................       1,000,000       998,720
Federal National Mortgage Association Discount Notes 2.25%
 due 11/29/02 ..............................................       1,000,000       985,000
                                                                               -----------
TOTAL FEDERAL AGENCY OBLIGATIONS (cost $19,336,088).........                    19,328,194
                                                                               -----------
TOTAL SHORT-TERM SECURITIES (cost $41,125,387)..............                    41,117,493
                                                                               -----------

REPURCHASE AGREEMENTS -- 4.0%
------------------------------------------------------------------------------------------
State Street Bank & Trust Co. Joint Repurchase Agreement
 Account (Note 3) ..........................................         232,000       232,000

UBS Warburg LLC Joint Repurchase Agreement Account (Note
 3) ........................................................       1,500,000     1,500,000
                                                                               -----------
TOTAL REPURCHASE AGREEMENTS (cost $1,732,000)...............                     1,732,000
                                                                               -----------

TOTAL INVESTMENTS --
  (cost $42,857,387)                                                    99.6%   42,849,493
Other assets less liabilities --                                         0.4       157,660
                                                                       -----   -----------
NET ASSETS --                                                          100.0%  $43,007,153
                                                                       =====   ===========

-------------
See Notes to Financial Statements

----------------
226

----------------

SEASONS SERIES TRUST
FOCUS GROWTH PORTFOLIO                    INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 95.0%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 20.0%
AUTOMOTIVE -- 4.3%
General Motors Corp. .................................        29,832   $  1,803,345

HOUSING -- 3.6%
Lennar Corp. .........................................        28,000      1,477,280

RETAIL -- 12.1%
Bed Bath & Beyond, Inc.+ .............................        32,900      1,110,375
Home Depot, Inc. .....................................        26,500      1,288,165
Target Corp. .........................................        30,050      1,295,756
Tiffany & Co. ........................................        38,466      1,367,466
                                                                       ------------
                                                                          8,342,387
                                                                       ------------

FINANCE -- 17.7%
BANKS -- 3.2%
J.P. Morgan Chase & Co. ..............................        37,700      1,344,005

FINANCIAL SERVICES -- 14.5%
Citigroup, Inc. ......................................        67,650      3,350,028
Goldman Sachs Group, Inc. ............................        12,800      1,155,200
USA Education, Inc. ..................................        15,642      1,529,787
                                                                       ------------
                                                                          7,379,020
                                                                       ------------

HEALTHCARE -- 23.6%
DRUGS -- 5.4%
Bristol-Myers Squibb Co. .............................        24,200        979,858
Genentech, Inc.+ .....................................        25,100      1,266,295

HEALTH SERVICES -- 7.4%
Tenet Healthcare Corp.+ ..............................        18,000      1,206,360
UnitedHealth Group, Inc. .............................        25,000      1,910,500

MEDICAL PRODUCTS -- 10.8%
Baxter International, Inc. ...........................        24,800      1,476,096
Johnson & Johnson ....................................        46,552      3,023,552
                                                                       ------------
                                                                          9,862,661
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 11.3%
AEROSPACE & MILITARY TECHNOLOGY -- 3.3%
Lockheed Martin Corp. ................................        23,750      1,367,525

BUSINESS SERVICES -- 3.7%
First Data Corp. .....................................        17,850      1,557,413

TRANSPORTATION -- 4.3%
FedEx Corp.+ .........................................        31,074      1,805,399
                                                                       ------------
                                                                          4,730,337
                                                                       ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 3.1%
BROADCASTING & MEDIA
Viacom, Inc., Class B+ ...............................        26,500   $  1,281,805
                                                                       ------------

INFORMATION TECHNOLOGY -- 19.3%
COMPUTERS & BUSINESS EQUIPMENT -- 5.3%
Dell Computer Corp.+ .................................        45,600      1,190,616
Hewlett-Packard Co. ..................................        56,100      1,006,434

COMPUTER SOFTWARE -- 3.4%
Microsoft Corp.+ .....................................        23,600      1,423,316

ELECTRONICS -- 5.1%
Intel Corp. ..........................................        38,800      1,179,908
Texas Instruments, Inc. ..............................        29,400        973,140

INTERNET CONTENT -- 3.0%
eBay, Inc.+ ..........................................        22,250      1,260,240

TELECOMMUNICATIONS -- 2.5%
Nokia Corp. ADR ......................................        50,400      1,045,297
                                                                       ------------
                                                                          8,078,951
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $37,891,557)........                   39,675,161
                                                                       ------------

SHORT-TERM SECURITIES -- 5.3%                               PRINCIPAL
                                                               AMOUNT
------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 2.0%
American Express Credit 1.50% due 4/1/02 .............  $    590,000        590,000
General Electric Capital Corp. 1.50% due 4/1/02 ......       255,000        255,000
                                                                       ------------
                                                                            845,000
                                                                       ------------

U.S. GOVERNMENT & AGENCIES -- 3.3%
Federal Farm Credit Bank Consolidated Discount Notes
 1.78% 4/22/02 .......................................       200,000        199,792
Federal Home Loan Bank Consolidated Discount Notes
 1.70% 4/12/02 .......................................       160,000        159,917
Federal Home Loan Bank Consolidated Discount Notes
 1.74% due 5/15/02 ...................................       125,000        124,734
Federal Home Loan Mortgage Corp. Discount Notes 1.70%
 due 4/1/02 ..........................................       800,000        800,000
Federal Home Loan Mortgage Corp. Discount Notes 1.74%
 4/16/02 .............................................       100,000         99,928
                                                                       ------------
                                                                          1,384,371
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $2,229,371) ........                    2,229,371
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $40,120,928)                                           100.3%    41,904,532
Liabilities in excess of other assets --                        (0.3)      (146,079)
                                                              ------   ------------
NET ASSETS --                                                  100.0%  $ 41,758,453
                                                              ======   ============

-------------
ADR -- American Depository Receipt
+   Non-income producing securities

See Notes to Financial Statements

----------------
228

----------------

SEASONS SERIES TRUST
FOCUS TECHNET PORTFOLIO                   INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK - LONG POSITIONS -- 88.3%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE -- 3.4%
DRUGS
IDEC Pharmaceuticals Corp.+ ..........................         6,600   $    424,380
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 3.5%
BUSINESS SERVICES
First Data Corp. .....................................         5,000        436,250
                                                                       ------------

INFORMATION TECHNOLOGY -- 81.4%
COMMUNICATION EQUIPMENT -- 17.0%
Finisar Corp.+ .......................................        40,000        308,000
Marvell Technology Group, Ltd.+ ......................        31,040      1,359,552
QUALCOMM, Inc.+ ......................................         6,500        244,660
SeaChange International, Inc.+ .......................        14,960        227,242

COMPUTER SERVICES -- 7.6%
Affiliated Computer Services, Inc., Class A+ .........        16,860        946,352

COMPUTERS & BUSINESS EQUIPMENT -- 6.7%
Brocade Communications Systems, Inc.+ ................        16,220        437,940
VERITAS Software Corp.+ ..............................         9,060        397,100

COMPUTER SOFTWARE -- 17.7%
Business Objects SA ADR+@ ............................        11,100        487,956
Embarcadero Technologies, Inc.+ ......................        21,500        293,690
J.D. Edwards & Co.+ ..................................        51,000        920,040
Micromuse, Inc.+ .....................................        32,500        284,700
Siebel Systems, Inc.+ ................................         7,100        231,531

ELECTRONICS -- 15.5%
Check Point Software Technologies, Ltd.+ .............         9,680        294,272
KLA-Tencor Corp.+ ....................................         5,000        332,500
Rudolph Technologies, Inc.+ ..........................         8,000        345,280
Taiwan Semiconductor Manufacturing Co., Ltd. ADR+ ....        46,560        966,120

INTERNET CONTENT -- 8.7%
eBay, Inc.+ ..........................................         8,290        469,546
Yahoo Japan Corp.+ ...................................            26        621,404

INTERNET SOFTWARE -- 2.1%
Ariba, Inc.+ .........................................        57,500        260,475

TELECOMMUNICATIONS -- 6.1%
Anaren Microwave, Inc.+ ..............................        23,000        334,190
UTStarcom, Inc.+ .....................................        16,330        428,336
                                                                       ------------
                                                                         10,190,886
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $10,666,369) .......                   11,051,516
                                                                       ------------

                                                                ----------------

REPURCHASE AGREEMENTS -- 11.4%                            PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
Agreement with State Street Bank & Trust Co., bearing
 interest at 0.85%, dated 03/28/02, to be repurchased
 04/01/02 in the amount of $308,029 and collateralized
 by $175,000 of United States Treasury Bonds, bearing
 interest at 6.38%, due 08/15/27 and having an
 approximate aggregate value of $185,406 and $115,000
 United States Treasury Bonds, bearing interest at
 7.25%, due 05/15/16 and having an approximate
 aggregate value of $132,438 .........................  $    308,000   $    308,000
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3) ..........................       624,000        624,000
UBS Warburg LLC Joint Repurchase Agreement Account
 (Note 3) ............................................       500,000        500,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $1,432,000) ........                    1,432,000
                                                                       ------------
TOTAL INVESTMENTS --
 (cost $12,098,369) ..................................                   12,483,516
                                                                       ------------

COMMON STOCK - SHORT POSITION -- (1.8)%
                                                           SHARES
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL
BUSINESS SERVICES
CSG Systems International, Inc.+
 (proceeds $291,321) .................................        (8,000)      (227,760)

Total investments and short position                            97.9
Other assets less liabilities --                                 2.1        266,693
                                                              ------   ------------
NET ASSETS --                                                  100.0%  $ 12,522,449
                                                              ======   ============

-------------
ADR -- American Depository Receipts
+   Non-income producing securities
@ The security or a portion thereof represents collateral for securities sold short.

See Notes to Financial Statements

----------------
230

----------------

SEASONS SERIES TRUST
FOCUS GROWTH AND INCOME
PORTFOLIO                                 INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 93.3%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 25.0%
AUTOMOTIVE -- 7.1%
Ford Motor Co. .......................................        40,000   $    659,600
General Motors Corp. .................................        14,200        858,390

HOUSING -- 3.4%
Lowe's Cos., Inc. ....................................        16,422        714,193

RETAIL -- 14.5%
CVS Corp. ............................................        20,900        717,497
Gap, Inc. ............................................        24,800        372,992
Kroger Co.+ ..........................................        30,900        684,744
Tiffany & Co. ........................................        16,828        598,235
Wal-Mart Stores, Inc. ................................        12,000        735,480
                                                                       ------------
                                                                          5,341,131
                                                                       ------------

CONSUMER STAPLES -- 2.7%
FOOD, BEVERAGE & TOBACCO
Philip Morris Cos., Inc. .............................        11,000        579,370
                                                                       ------------

ENERGY -- 6.6%
ENERGY SERVICES -- 4.0%
Nabors Industries, Inc.+ .............................        20,000        845,000

ENERGY SOURCES -- 2.6%
Conoco, Inc. .........................................        19,400        566,092
                                                                       ------------
                                                                          1,411,092
                                                                       ------------

FINANCE -- 12.6%
BANKS -- 3.3%
Washington Mutual, Inc. ..............................        21,300        705,669

FINANCIAL SERVICES -- 9.3%
Citigroup, Inc. ......................................        10,700        529,864
Household International, Inc. ........................        12,000        681,600
USA Education, Inc. ..................................         7,856        768,317
                                                                       ------------
                                                                          2,685,450
                                                                       ------------

HEALTHCARE -- 15.0%
DRUGS -- 5.1%
Abbott Laboratories, Inc. ............................         7,000        368,200
Merck & Co., Inc. ....................................        12,400        713,992

HEALTH SERVICES -- 7.9%
Tenet Healthcare Corp.+ ..............................        12,436        833,461
UnitedHealth Group, Inc. .............................        11,368        868,742

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 2.0%
Baxter International, Inc. ...........................         7,260   $    432,115
                                                                       ------------
                                                                          3,216,510
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 12.6%
AEROSPACE & MILITARY TECHNOLOGY -- 6.1%
Lockheed Martin Corp. ................................        22,560      1,299,005

BUSINESS SERVICES -- 3.4%
Electronic Data Systems Corp. ........................        12,500        724,875

TRANSPORTATION -- 3.1%
FedEx Corp.+ .........................................        11,674        678,259
                                                                       ------------
                                                                          2,702,139
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 6.6%
BROADCASTING & MEDIA
Clear Channel Communications, Inc.+ ..................        13,000        668,330
Liberty Media Corp.+ .................................        58,700        741,968
                                                                       ------------
                                                                          1,410,298
                                                                       ------------

INFORMATION TECHNOLOGY -- 6.3%
COMPUTERS & BUSINESS EQUIPMENT -- 3.0%
Dell Computer Corp.+ .................................        25,000        652,750

TELECOMMUNICATIONS -- 3.3%
Motorola, Inc. .......................................        49,200        698,640
                                                                       ------------
                                                                          1,351,390
                                                                       ------------

U.S. GOVERNMENT & AGENCIES -- 2.5%
U.S. GOVERNMENT & AGENCIES
Fannie Mae ...........................................         6,778        541,427
                                                                       ------------

UTILITIES -- 3.4%
TELEPHONE
AT&T Corp. ...........................................        46,200        725,340
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $18,859,901)........                   19,964,147
                                                                       ------------

SHORT-TERM SECURITIES -- 3.3%                               PRINCIPAL
                                                               AMOUNT
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES
Federal Home Loan Mortgage Corp. Discount Notes 1.70%
 due 4/1/02 (cost $700,000) ..........................  $    700,000        700,000
                                                                       ------------

----------------
232

REPURCHASE AGREEMENTS -- 8.7%                               PRINCIPAL
                                                               AMOUNT          VALUE
------------------------------------------------------------------------------------
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3) ..........................  $    973,000   $    973,000
Agreement with State Street Bank & Trust Co., bearing
 interest at 0.85%, dated 03/28/02, to be repurchased
 04/01/02 in the amount of $888,084 and collateralized
 by $870,000 of United States Treasury Bond, bearing
 interest at 5.75%, due 11/30/02 and having an
 approximate value of $905,888. ......................       888,000        888,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $1,861,000) ........                    1,861,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $21,420,901)                                           105.3%    22,525,147
Liabilities in excess of other assets --                        (5.3)    (1,132,635)
                                                              ------   ------------
NET ASSETS --                                                  100.0%  $ 21,392,512
                                                              ======   ============

-------------
+   Non-income producing securities

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
FOCUS VALUE
PORTFOLIO                                 INVESTMENT PORTFOLIO -- MARCH 31, 2002

COMMON STOCK -- 96.4%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER STAPLES -- 10.1%
FOOD, BEVERAGE & TOBACCO -- 6.3%
Campbell Soup Co. ....................................        24,900   $    667,320
General Mills, Inc. ..................................        11,500        561,775
HOUSEHOLD PRODUCTS -- 3.8%
Kimberly-Clark Corp. .................................        11,600        749,940
                                                                       ------------
                                                                          1,979,035
                                                                       ------------
ENERGY -- 5.7%
ENERGY SERVICES -- 4.1%
Nabors Industries, Inc.+ .............................        19,000        802,750
ENERGY SOURCES -- 1.6%
XTO Energy, Inc. .....................................        16,000        320,800
                                                                       ------------
                                                                          1,123,550
                                                                       ------------
FINANCE -- 20.2%
BANKS -- 6.4%
Bank of New York Co., Inc. ...........................        15,100        634,502
U.S. Bancorp .........................................        27,100        611,647
FINANCIAL SERVICES -- 6.6%
E*TRADE Group, Inc.+ .................................        37,800        356,076
Investor AB ..........................................        52,000        586,579
SWS Group, Inc. ......................................        17,500        354,375
INSURANCE -- 7.2%
Allstate Corp. .......................................        15,900        600,543
Phoenix Cos, Inc.+ ...................................        42,000        806,400
                                                                       ------------
                                                                          3,950,122
                                                                       ------------
HEALTHCARE -- 7.3%
DRUGS
Bristol-Myers Squibb Co. .............................        19,800        801,702
Caremark Rx, Inc.+ ...................................        31,600        616,200
                                                                       ------------
                                                                          1,417,902
                                                                       ------------
INDUSTRIAL & COMMERCIAL -- 21.4%
BUSINESS SERVICES -- 8.5%
Hutchison Whampoa, Ltd.+ .............................       113,000        996,026
Waste Management, Inc. ...............................        24,596        670,241
ELECTRICAL EQUIPMENT -- 6.3%
Emerson Electric Co. .................................         7,100        406,404
KEMET Corp.+ .........................................        42,500        823,225
MACHINERY -- 4.4%
Toyota Automatic Loom Works, Ltd. ....................        54,200        866,317
MULTI-INDUSTRY -- 2.2%
3M Co. ...............................................         3,800        437,038
                                                                       ------------
                                                                          4,199,251
                                                                       ------------

----------------
234

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 6.2%
BROADCASTING & MEDIA
AOL Time Warner, Inc.+ ...............................        23,300   $    551,045
Comcast Corp., Class A+ ..............................        20,900        664,620
                                                                       ------------
                                                                          1,215,665
                                                                       ------------
INFORMATION TECHNOLOGY -- 12.8%
ELECTRONICS -- 9.7%
Applied Materials, Inc.+ .............................        12,500        678,375
AVX Corp. ............................................        31,900        667,986
Flextronics International, Ltd.+ .....................        30,300        552,975
TELECOMMUNICATIONS -- 3.1%
Verizon Communications, Inc. .........................        13,200        602,580
                                                                       ------------
                                                                          2,501,916
                                                                       ------------
MATERIALS -- 3.4%
METALS & MINERALS
Martin Marietta Materials, Inc. ......................        15,500        654,410
                                                                       ------------
REAL ESTATE -- 3.8%
REAL ESTATE COMPANIES
Catellus Development Corp.+ ..........................        38,000        747,460
                                                                       ------------
UTILITIES -- 5.5%
GAS & PIPELINE UTILITIES -- 2.8%
WGL Holdings, Inc. ...................................        20,700        556,002
TELEPHONE -- 2.7%
SBC Communications, Inc.+ ............................        14,031        525,321
                                                                       ------------
                                                                          1,081,323
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $17,465,906) .......                   18,870,634
                                                                       ------------

REPURCHASE AGREEMENT -- 9.5%                              PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
Agreement with State Street Bank & Trust Co., bearing
 interest at 0.85%, dated 03/28/02, to be repurchased
 04/01/02 in the amount of $1,867,176 and
 collateralized by $735,000 of United States Treasury
 Notes, bearing interest at 6.63%, due 05/15/07 and
 having an approximate aggregate value of $807,211 and
 $780,000 of United States Treasury Notes, bearing
 interest at 5.75% due 11/30/02 having an approximate
 aggregate value of $812,175 and United States
 Treasury Notes, bearing interest at 6.63% due
 05/15/07 having an approximate aggregate value of
 $296,526 (cost $1,867,000) ..........................  $  1,867,000      1,867,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $19,332,906)                                           105.9%    20,737,634
Liabilities in excess of other assets --                        (5.9)    (1,148,837)
                                                              ------   ------------
NET ASSETS --                                                  100.0%  $ 19,588,797
                                                              ======   ============

-------------
+   Non-income producing securities

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002

                                                           MULTI-                                     ASSET
                                             MULTI-       MANAGED        MULTI-         MULTI-     ALLOCATION:
                                            MANAGED       MODERATE       MANAGED       MANAGED     DIVERSIFIED
                                             GROWTH        GROWTH     INCOME/EQUITY     INCOME        GROWTH        STOCK
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value *.......  $125,945,956  $161,090,182  $118,145,569   $ 85,432,230  $212,913,565  $203,956,272
Short-term securities *.................     4,300,000     4,100,000     2,100,000        700,000    30,564,918            --
Repurchase agreements (cost equals
  market)...............................     4,495,000    13,764,000    12,543,000     11,753,000    18,595,000            --
Deposit with brokers for securities sold
  short.................................            --            --            --             --            --            --
Cash....................................        28,133        95,661        44,221         13,739            --            --
Foreign currency*.......................            --            42             5             65        21,018       113,744
Receivables for --
  Fund shares sold......................       428,628       404,184       666,153        250,353       805,145       666,116
  Dividends and accrued interest........       582,590     1,068,131     1,106,203      1,028,624       758,548       170,520
  Sales of investments..................       743,611       802,638       135,829         70,016     7,202,205       639,104
  Foreign currency contracts............            --            --            --             --           124            --
  Variation margin on futures
    contracts...........................            --            --            --             --        48,118            --
Prepaid expenses........................         1,057         1,141           828            628         1,597         1,352
Due from Adviser........................            --            --            --             --            --            --
Unrealized appreciation on forward
  foreign currency contracts............        78,211        63,239        34,021         11,159            --            --
                                          -----------------------------------------------------------------------------------
                                           136,603,186   181,389,218   134,775,829     99,259,814   270,910,238   205,547,108
                                          -----------------------------------------------------------------------------------
LIABILITIES:
Payables for --
  Fund shares redeemed..................        59,316        57,335        46,731         76,971       109,032        86,743
  Purchases of investments..............     2,563,119     3,201,320     2,252,297      1,464,514    21,498,331     1,474,598
  Management fees.......................        99,556       126,259        89,312         62,924       178,718       145,028
  Foreign currency contracts............            --            --             5             --           228            --
  Variation margin on futures
    contracts...........................            --            --            --             --            --            --
  Service fees -- Class B...............         6,103        10,012         7,843          5,562        13,656        10,957
Other accrued expenses..................        68,553        70,523        65,771         62,965        91,557        68,769
Securities sold short, at value.........            --            --            --             --            --            --
Due to custodian........................           170            --            --             --       282,450            --
Due to Adviser..........................            --            --            --          3,054            --            --
Unrealized depreciation on forward
  foreign currency contracts............        24,021        19,512        10,807          3,008            --            --
                                          -----------------------------------------------------------------------------------
                                             2,820,838     3,484,961     2,472,766      1,678,998    22,173,972     1,786,095
                                          -----------------------------------------------------------------------------------
NET ASSETS..............................  $133,782,348  $177,904,257  $132,303,063   $ 97,580,816  $248,736,266  $203,761,013
                                          ===================================================================================
COMPOSITION OF NET ASSETS:
Capital paid in.........................  $173,578,747  $208,668,307  $142,601,530   $100,014,760  $271,477,108  $208,225,599
Accumulated undistributed net investment
  income (loss).........................     1,589,446     3,306,245     3,572,533      3,335,833     2,982,524       (21,754)
Accumulated undistributed net realized
  gain (loss) on investments, futures
  contracts and options contracts.......   (39,547,001)  (33,381,021)  (12,438,856)    (4,912,827)  (25,140,921)  (15,010,838)
Unrealized appreciation (depreciation)
  on investments........................    (1,893,031)     (733,006)   (1,455,353)      (865,101)     (280,758)   10,567,597
Unrealized foreign exchange gain (loss)
  on other assets and liabilities.......        54,187        43,732        23,209          8,151        (1,081)          409
Unrealized appreciation (depreciation)
  on futures and written options
  contracts.............................            --            --            --             --      (300,606)           --
Unrealized appreciation (depreciation)
  on securities sold short..............            --            --            --             --            --            --
                                          -----------------------------------------------------------------------------------
                                          $133,782,348  $177,904,257  $132,303,063   $ 97,580,816  $248,736,266  $203,761,013
                                          ===================================================================================
Class A (unlimited shares authorized):
Net assets..............................  $ 84,012,463  $ 96,217,714  $ 68,230,011   $ 52,122,268  $138,550,494  $114,655,503
Shares of beneficial interest issued and
  outstanding...........................     7,923,273     8,717,551     6,141,675      4,654,159    12,953,883     7,983,247
Net asset value, offering and redemption
  price per share.......................  $      10.60  $      11.04  $      11.11   $      11.20  $      10.70  $      14.36
                                          ===================================================================================
Class B (unlimited shares authorized):
Net assets..............................  $ 49,769,885  $ 81,686,543  $ 64,073,052   $ 45,458,548  $110,185,772  $ 89,105,510
Shares of beneficial interest issued and
  outstanding...........................     4,694,626     7,402,118     5,770,776      4,061,291    10,299,091     6,216,658
Net asset value, offering and redemption
  price per share.......................  $      10.60  $      11.04  $      11.10   $      11.19  $      10.70  $      14.33
                                          ===================================================================================
---------------
* Cost
 Investment securities..................  $127,838,987  $161,823,188  $119,600,922   $ 86,297,331  $213,194,323  $193,388,675
                                          ===================================================================================
 Short-term securities..................  $  4,300,000  $  4,100,000  $  2,100,000   $    700,000  $ 30,565,152  $         --
                                          ===================================================================================
 Foreign currency.......................  $         --  $         42  $          5   $         65  $     21,194  $    113,036
                                          ===================================================================================
 # Proceeds from securities sold
   short................................  $         --  $         --  $         --   $         --  $         --  $         --
                                          ===================================================================================

See Notes to Financial Statements

----------------
236

----------------

SEASONS SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
MARCH 31, 2002

                                           LARGE CAP    LARGE CAP    LARGE CAP     MID CAP      MID CAP
                                            GROWTH      COMPOSITE      VALUE       GROWTH        VALUE      SMALL CAP
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value *.......  $57,792,316  $26,966,503  $67,907,546  $49,494,815  $59,901,839  $39,109,597
Short-term securities *.................    1,184,658       39,839      129,477       89,638       99,598      119,517
Repurchase agreements (cost equals
  market)...............................    1,900,000      532,000    1,158,000    2,090,000    3,839,000    4,730,000
Deposit with brokers for securities sold
  short.................................           --           --           --           --           --           --
Cash....................................       82,216       15,182       15,317           --       17,589        3,098
Foreign currency*.......................            4        5,024           --          810           --           --
Receivables for --
  Fund shares sold......................      169,762      251,948      292,532       98,571      205,705       76,147
  Dividends and accrued interest........       59,890       26,908       83,832       22,385       70,995       18,334
  Sales of investments..................       73,850      488,082      214,141    1,023,808      497,337      602,339
  Foreign currency contracts............           --           --           --           --           --           --
  Variation margin on futures
    contracts...........................        2,400        1,050          500        7,375       10,325        4,375
Prepaid expenses........................          287          155          216          248          202          183
Due from Adviser........................           --       13,991           --        3,436          878        8,849
Unrealized appreciation on forward
  foreign currency contracts............       28,271           --           --           --           --           --
                                          ----------------------------------------------------------------------------
                                           61,293,654   28,340,682   69,801,561   52,831,086   64,643,468   44,672,439
                                          ----------------------------------------------------------------------------
LIABILITIES:
Payables for --
  Fund shares redeemed..................      128,620       33,916      185,374      124,006      418,444      139,923
  Purchases of investments..............      966,343      135,086      495,972      296,151    1,149,194    1,212,907
  Management fees.......................       40,487       19,035       45,853       36,862       43,417       30,170
  Foreign currency contracts............           --           --           --          306           --           --
  Variation margin on futures
    contracts...........................           --           --           --           --           --           --
  Service fees -- Class B...............        4,765        1,900        6,370        4,141        5,638        3,558
Other accrued expenses..................       60,980       57,241       59,108       57,450       58,468       58,202
Securities sold short, at value.........           --           --           --           --           --           --
Due to custodian........................           --           --           --       89,121           --           --
Due to Adviser..........................          641           --        2,170           --           --           --
Unrealized depreciation on forward
  foreign currency contracts............        7,048           --           --           --           --           --
                                          ----------------------------------------------------------------------------
                                            1,208,884      247,178      794,847      608,037    1,675,161    1,444,760
                                          ----------------------------------------------------------------------------
NET ASSETS..............................  $60,084,770  $28,093,504  $69,006,714  $52,223,049  $62,968,307  $43,227,679
                                          ============================================================================
COMPOSITION OF NET ASSETS:
Capital paid in.........................  $73,512,954  $30,633,899  $69,412,724  $54,547,890  $54,894,788  $47,429,824
Accumulated undistributed net investment
  income (loss).........................      (21,220)      14,191      174,136          257       99,830           --
Accumulated undistributed net realized
  gain (loss) on investments, futures
  contracts and options contracts.......   (9,788,027)  (2,558,186)    (242,546)  (4,554,887)     544,120   (5,393,221)
Unrealized appreciation (depreciation)
  on investments........................   (3,625,408)       3,699     (333,149)   2,217,407    7,415,497    1,164,164
Unrealized foreign exchange gain (loss)
  on other assets and liabilities.......       21,225            9           (1)        (130)          --           --
Unrealized appreciation (depreciation)
  on futures and written options
  contracts.............................      (14,754)        (108)      (4,450)      12,512       14,072       26,912
Unrealized appreciation (depreciation)
  on securities sold short..............           --           --           --           --           --           --
                                          ----------------------------------------------------------------------------
                                          $60,084,770  $28,093,504  $69,006,714  $52,223,049  $62,968,307  $43,227,679
                                          ============================================================================
Class A (unlimited shares authorized):
Net assets..............................  $21,905,058  $12,889,376  $17,456,700  $18,380,356  $16,221,900  $13,864,286
Shares of beneficial interest issued and
  outstanding...........................    2,743,983    1,402,296    1,646,583    1,824,881    1,209,975    1,658,358
Net asset value, offering and redemption
  price per share.......................  $      7.98  $      9.19  $     10.60  $     10.07  $     13.41  $      8.36
                                          ============================================================================
Class B (unlimited shares authorized):
Net assets..............................  $38,179,712  $15,204,128  $51,550,014  $33,842,693  $46,746,407  $29,363,393
Shares of beneficial interest issued and
  outstanding...........................    4,791,354    1,656,925    4,865,095    3,367,806    3,488,804    3,519,868
Net asset value, offering and redemption
  price per share.......................  $      7.97  $      9.18  $     10.60  $     10.05  $     13.40  $      8.34
                                          ============================================================================
---------------
* Cost
 Investment securities..................  $61,417,724  $26,962,804  $68,240,695  $47,277,408  $52,486,342  $37,945,433
                                          ============================================================================
 Short-term securities..................  $ 1,184,658  $    39,839  $   129,477  $    89,638  $    99,598  $   119,517
                                          ============================================================================
 Foreign currency.......................  $         4  $     5,008  $        --  $       810  $        --  $        --
                                          ============================================================================
 # Proceeds from securities sold
   short................................  $        --  $        --  $        --  $        --  $        --  $        --
                                          ============================================================================

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
MARCH 31, 2002

                                          INTERNATIONAL  DIVERSIFIED      CASH         FOCUS        FOCUS     FOCUS GROWTH
                                             EQUITY      FIXED INCOME  MANAGEMENT     GROWTH       TECHNET     AND INCOME
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value *.......   $23,536,599   $51,514,239   $       --   $39,675,161  $11,051,516  $19,964,147
Short-term securities *.................       750,196     5,999,155   41,117,493     2,229,371           --      700,000
Repurchase agreements (cost equals
  market)...............................     2,887,000     4,933,000    1,732,000            --    1,432,000    1,861,000
Deposit with brokers for securities sold
  short.................................            --            --           --            --      291,321           --
Cash....................................         1,766       254,416          811       100,932        2,120       64,127
Foreign currency*.......................       717,392            --           --            --           --           --
Receivables for --
  Fund shares sold......................        92,140       403,475      234,540       130,719      106,380       39,376
  Dividends and accrued interest........        75,502       630,163       52,419        14,237          352       17,198
  Sales of investments..................        51,126            --      500,000            --      188,576      641,538
  Foreign currency contracts............            --            --           --            --           --           --
  Miscellaneous receivables.............            --            --           --            --       34,590           --
  Variation margin on futures
    contracts...........................       140,785            --           --            --           --           --
Prepaid expenses........................           160           178          102           142           40           33
Due from Adviser........................        23,685           407           --         9,848       19,349       14,923
Unrealized appreciation on forward
  foreign currency contracts............        14,362            --           --            --           --           --
                                          --------------------------------------------------------------------------------
                                            28,290,713    63,735,033   43,637,365    42,160,410   13,126,244   23,302,342
                                          --------------------------------------------------------------------------------
LIABILITIES:
Payables for --
  Fund shares redeemed..................        42,881       102,313      561,072        34,525        2,293      101,077
  Purchases of investments..............       155,552       199,762           --       269,637      302,539    1,732,395
  Management fees.......................        23,676        36,283       19,923        34,821       12,276       17,328
  Foreign currency contracts............            41            --           --            --           --           --
  Variation margin on futures
    contracts...........................            --            --           --            --           --           --
  Service fees -- Class B...............         2,396         5,834        4,510         4,196        1,535        2,599
Other accrued expenses..................        78,984        53,970       41,016        58,778       57,392       56,431
Securities sold short, at value#........            --            --           --            --      227,760           --
Due to Adviser..........................            --            --        3,691            --           --           --
Unrealized depreciation on forward
  foreign currency contracts............        16,542            --           --            --           --           --
                                          --------------------------------------------------------------------------------
                                               320,072       398,162      630,212       401,957      603,795    1,909,830
                                          --------------------------------------------------------------------------------
NET ASSETS..............................   $27,970,641   $63,336,871   $43,007,153  $41,758,453  $12,522,449  $21,392,512
                                          ================================================================================
COMPOSITION OF NET ASSETS:
Capital paid in.........................   $34,104,841   $64,632,646   $42,318,527  $49,328,810  $20,009,034  $22,056,606
Accumulated undistributed net investment
  income (loss).........................        37,902       556,623      696,914            --         (260)          --
Accumulated undistributed net realized
  gain (loss) on investments, futures
  contracts and options contracts.......    (5,161,108)   (1,272,126)        (394)   (9,353,961)  (7,935,033)  (1,768,340)
Unrealized appreciation (depreciation)
  on investments........................    (1,024,714)     (580,272)      (7,894)    1,783,604      385,147    1,104,246
Unrealized foreign exchange gain (loss)
  on other assets and liabilities.......          (338)           --           --            --           --           --
Unrealized appreciation (depreciation)
  on futures and written options
  contracts.............................        14,058            --           --            --           --           --
Unrealized appreciation (depreciation)
  on securities sold short..............            --            --           --            --       63,561           --
                                          --------------------------------------------------------------------------------
                                           $27,970,641   $63,336,871   $43,007,153  $41,758,453  $12,522,449  $21,392,512
                                          ================================================================================
Class A (unlimited shares authorized):
Net assets..............................   $ 9,075,911   $14,972,217   $8,282,840   $ 8,038,597           --           --
Shares of beneficial interest issued and
  outstanding...........................     1,233,796     1,534,141      760,782     1,137,943           --           --
Net asset value, offering and redemption
  price per share.......................   $      7.36   $      9.76   $    10.89   $      7.06           --           --
                                          ================================================================================
Class B (unlimited shares authorized):
Net assets..............................   $18,894,730   $48,364,654   $34,724,313  $33,719,856  $12,522,449  $21,392,512
Shares of beneficial interest issued and
  outstanding...........................     2,570,956     4,958,414    3,189,908     4,783,833    2,838,659    2,569,936
Net asset value, offering and redemption
  price per share.......................   $      7.35   $      9.75   $    10.89   $      7.05  $      4.41  $      8.32
                                          ================================================================================
---------------
* Cost
 Investment securities..................   $24,561,313   $52,094,511   $       --   $37,891,557  $10,666,369  $18,859,901
                                          ================================================================================
 Short-term securities..................   $   750,196   $ 5,999,155   $41,125,387  $ 2,229,371  $        --  $   700,000
                                          ================================================================================
 Foreign currency.......................   $   713,677   $        --   $       --   $        --  $        --  $        --
                                          ================================================================================
 # Proceeds from securities sold
   short................................   $        --   $        --   $       --   $        --  $   291,321  $        --
                                          ================================================================================

                                             FOCUS
                                             VALUE
----------------------------------------
ASSETS:
Investment securities, at value *.......  $18,870,634
Short-term securities *.................           --
Repurchase agreements (cost equals
  market)...............................    1,867,000
Deposit with brokers for securities sold
  short.................................           --
Cash....................................        3,612
Foreign currency*.......................           --
Receivables for --
  Fund shares sold......................       22,990
  Dividends and accrued interest........       14,004
  Sales of investments..................       60,506
  Foreign currency contracts............           --
  Miscellaneous receivables.............           --
  Variation margin on futures
    contracts...........................        3,203
Prepaid expenses........................
Due from Adviser........................       20,493
Unrealized appreciation on forward
  foreign currency contracts............           --
                                          -----------
                                           20,862,442
                                          -----------
LIABILITIES:
Payables for --
  Fund shares redeemed..................       15,487
  Purchases of investments..............    1,187,340
  Management fees.......................       15,765
  Foreign currency contracts............           --
  Variation margin on futures
    contracts...........................           --
  Service fees -- Class B...............        2,365
Other accrued expenses..................       52,688
Securities sold short, at value#........           --
Due to Adviser..........................           --
Unrealized depreciation on forward
  foreign currency contracts............           --
                                          -----------
                                            1,273,645
                                          -----------
NET ASSETS..............................  $19,588,797
                                          ===========
COMPOSITION OF NET ASSETS:
Capital paid in.........................  $17,739,668
Accumulated undistributed net investment
  income (loss).........................      (13,562)
Accumulated undistributed net realized
  gain (loss) on investments, futures
  contracts and options contracts.......      457,960
Unrealized appreciation (depreciation)
  on investments........................    1,404,728
Unrealized foreign exchange gain (loss)
  on other assets and liabilities.......            3
Unrealized appreciation (depreciation)
  on futures and written options
  contracts.............................           --
Unrealized appreciation (depreciation)
  on securities sold short..............           --
                                          -----------
                                          $19,588,797
                                          ===========
Class A (unlimited shares authorized):
Net assets..............................           --
Shares of beneficial interest issued and
  outstanding...........................           --
Net asset value, offering and redemption
  price per share.......................           --
                                          ===========
Class B (unlimited shares authorized):
Net assets..............................  $19,588,797
Shares of beneficial interest issued and
  outstanding...........................    1,676,679
Net asset value, offering and redemption
  price per share.......................  $     11.68
                                          ===========
---------------
* Cost
 Investment securities..................  $17,465,906
                                          ===========
 Short-term securities..................  $        --
                                          ===========
 Foreign currency.......................  $        --
                                          ===========
 # Proceeds from securities sold
   short................................  $        --
                                          ===========

See Notes to Financial Statements

----------------
238

----------------

SEASONS SERIES TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002

                                                           MULTI-
                                             MULTI-       MANAGED        MULTI-        MULTI-
                                            MANAGED       MODERATE       MANAGED       MANAGED       ASSET
                                             GROWTH        GROWTH     INCOME/EQUITY    INCOME      ALLOCATION      STOCK
----------------------------------------------------------------------------------------------------------------------------
INCOME:
  Interest *............................  $  2,434,500  $  4,345,416  $  4,449,551   $ 4,111,365  $  3,199,369  $    286,999
  Dividends *...........................       538,479       510,540       269,567       103,328     2,027,865     1,482,688
                                          ----------------------------------------------------------------------------------
    Total income........................     2,972,979     4,855,956     4,719,118     4,214,693     5,227,234     1,769,687
                                          ----------------------------------------------------------------------------------
EXPENSES:
  Management fees.......................     1,108,380     1,272,990       858,176       633,002     1,818,224     1,526,949
  Custodian fees........................       135,971       135,948       133,567       133,877       151,167        94,177
  Auditing fees.........................        20,675        20,675        20,675        20,675        20,675        20,675
  Reports to investors..................        32,635        39,975        29,865        23,165        57,215        49,570
  Legal fees............................         5,956         6,791         5,338         4,282         8,805         7,771
  Trustees' fees........................         1,052         1,277           912           582         1,961         1,652
  Service fees Class B..................        48,524        72,052        51,551        37,041        96,950        80,174
  Other expenses........................         5,264         5,370         4,744         4,498         6,017         5,645
                                          ----------------------------------------------------------------------------------
    Total expenses before reimbursement
      and custody credits...............     1,358,457     1,555,078     1,104,828       857,122     2,161,014     1,786,613
    Expenses reimbursed by the
      investment advisor................            --            --            --            --            --            --
    Custody credits.....................        (3,156)       (2,493)       (1,557)       (1,707)          (37)       (1,927)
                                          ----------------------------------------------------------------------------------
Net expenses............................     1,355,301     1,552,585     1,103,271       855,415     2,160,977     1,784,686
                                          ----------------------------------------------------------------------------------
Net investment income (loss)............     1,617,678     3,303,371     3,615,847     3,359,278     3,066,257       (14,999)
                                          ----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on
    investments.........................   (28,846,364)  (24,806,060)  (10,154,889)   (4,186,999)  (16,469,088)  (11,221,446)
  Net realized gain (loss) on options
    and futures contracts...............      (318,760)     (301,262)           --            --      (161,173)           --
  Net realized foreign exchange gain
    (loss) on other assets and
    liabilities.........................       (21,215)      (18,999)       (9,306)       (5,054)      (47,637)      (57,344)
  Change in unrealized appreciation
    (depreciation) on investments.......    16,068,195    12,361,788     4,291,469       958,891     8,750,889    20,183,550
  Change in unrealized foreign exchange
    gain (loss) on other assets and
    liabilities.........................        77,563        74,074        33,929        15,247         7,601         1,112
  Change in unrealized appreciation
    (depreciation) on options and
    futures contracts...................            --            --            --            --     1,898,631            --
  Change in unrealized appreciation
    (depreciation) on securities sold
    short...............................            --            --            --            --            --            --
                                          ----------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss) on investments and foreign
    currencies..........................   (13,040,581)  (12,690,459)   (5,838,797)   (3,217,915)   (6,020,777)    8,905,872
                                          ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $(11,422,903) $ (9,387,088) $ (2,222,950)  $   141,363  $ (2,954,520) $  8,890,873
                                          ==================================================================================

---------------
* Net of foreign withholding taxes on
  interest and dividends of.............  $      8,054  $      6,956  $      2,871   $     1,151  $     84,294  $     15,134
                                          ==================================================================================

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED MARCH 31, 2002

                                           LARGE CAP    LARGE CAP   LARGE CAP    MID CAP     MID CAP
                                            GROWTH      COMPOSITE     VALUE      GROWTH       VALUE      SMALL CAP
-------------------------------------------------------------------------------------------------------------------
INCOME:
  Interest *............................  $    95,062  $   39,772   $ 58,576   $    46,191  $   44,026  $    71,468
  Dividends *...........................      446,173     246,431    872,636       126,647     746,351      189,276
                                          -------------------------------------------------------------------------
    Total income........................      541,235     286,203    931,212       172,838     790,377      260,744
                                          -------------------------------------------------------------------------
EXPENSES:
  Management fees.......................      406,858     182,542    376,930       338,725     338,793      253,484
  Custodian fees........................      133,418     134,049    134,086       134,073     133,832      134,211
  Auditing fees.........................       23,156      23,156     23,156        23,156      23,156       23,156
  Reports to investors..................       15,894       9,505     15,452        12,776      13,030       11,310
  Legal fees............................        3,331       2,993      3,432         3,291       3,611        3,687
  Trustees' fees........................           --          --         --            --          --           --
  Service fees Class B..................       39,138      13,621     45,700        30,807      36,864       24,138
  Other expenses........................        1,225         937      1,000         1,034         976          923
                                          -------------------------------------------------------------------------
    Total expenses before reimbursement
      and custody credits...............      623,020     366,803    599,756       543,862     550,262      450,909
    Expenses reimbursed by the
      investment advisor................      (23,045)   (101,643)   (35,196)      (53,801)    (54,295)     (83,395)
    Custody credits.....................       (1,408)       (544)      (581)         (978)       (737)        (426)
                                          -------------------------------------------------------------------------
Net expenses............................      598,567     264,616    563,979       489,083     495,230      367,088
                                          -------------------------------------------------------------------------
Net investment income (loss)............      (57,332)     21,587    367,233      (316,245)    295,147     (106,344)
                                          -------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on
    investments.........................   (7,484,935) (1,765,326)   536,685    (3,676,984)  1,835,459   (2,944,879)
  Net realized gain (loss) on options
    and futures contracts...............       (1,375)     (3,817)   122,713        36,631      10,374      (89,152)
  Net realized foreign exchange gain
    (loss) on other assets and
    liabilities.........................      (10,496)     (2,060)        (5)          809          --           --
  Change in unrealized appreciation
    (depreciation) on investments.......    4,024,475   1,331,298   (257,942)    5,931,474   5,224,660    3,859,917
  Change in unrealized foreign exchange
    gain (loss) on other assets and
    liabilities.........................       26,686          39         --          (135)         --           --
  Change in unrealized appreciation
    (depreciation) on options and
    futures contracts...................      (17,240)      6,575     (1,615)       12,034      14,303       27,200
  Change in unrealized appreciation
    (depreciation) on securities sold
    short...............................           --          --         --            --          --           --
                                          -------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss) on investments and foreign
    currencies..........................   (3,462,885)   (433,291)   399,836     2,303,829   7,084,796      853,086
                                          -------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $(3,520,217) $ (411,704)  $767,069   $ 1,987,584  $7,379,943  $   746,742
                                          =========================================================================

---------------
* Net of foreign withholding taxes on
  interest and dividends of.............  $     3,343  $    1,333   $  3,126   $     2,267  $    1,459  $       344
                                          =========================================================================

See Notes to Financial Statements

----------------
240

----------------

SEASONS SERIES TRUST
STATEMENT OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED MARCH 31, 2002

                                                                                                               FOCUS
                                                         DIVERSIFIED                                          GROWTH
                                          INTERNATIONAL     FIXED        CASH        FOCUS        FOCUS         AND        FOCUS+
                                             EQUITY        INCOME     MANAGEMENT    GROWTH       TECHNET      INCOME       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
INCOME:
  Interest *............................   $    64,156   $2,149,617   $1,043,211  $    79,404  $    41,551  $    38,201  $    5,013
  Dividends *...........................       306,107       14,018          --       155,769          294       91,256      73,183
                                          -----------------------------------------------------------------------------------------
    Total income........................       370,263    2,163,635   1,043,211       235,173       41,845      129,457      78,196
                                          -----------------------------------------------------------------------------------------
EXPENSES:
  Management fees.......................       224,331      283,794     202,488       346,409      117,031      120,368      66,084
  Custodian fees........................       198,903      126,298      58,366       134,462      132,002      132,286      67,294
  Auditing fees.........................        30,870       25,550      23,570        23,156       22,475       22,475      16,380
  Reports to investors..................         9,684       16,287      13,195        11,857        1,034        2,213       1,406
  Legal fees............................         3,273        3,230       3,119         7,199          536          389       4,990
  Trustees' fees........................            --           --         401            --           --           --         182
  Service fees Class B..................        18,460       39,480      42,722        36,909       14,629       18,055       9,912
  Other expenses........................           916          930         776         2,304        1,749        1,741       1,559
                                          -----------------------------------------------------------------------------------------
    Total expenses before reimbursement
      and custody credits...............       486,437      495,569     344,637       562,296      289,456      297,527     167,807
    Expenses reimbursed by the
      investment advisor................      (175,393)     (49,922)         --       (73,716)    (127,901)    (122,072)    (71,280)
    Custody credits.....................          (953)        (748)     (1,211)         (957)        (637)        (921)       (704)
                                          -----------------------------------------------------------------------------------------
Net expenses............................       310,091      444,899     343,426       487,623      160,918      174,534      95,823
                                          -----------------------------------------------------------------------------------------
Net investment income (loss)............        60,172    1,718,736     699,785      (252,450)    (119,073)     (45,077)    (17,627)
                                          -----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on
    investments.........................    (4,464,835)    (993,898)         76    (4,483,930)  (6,043,520)  (1,278,323)    574,740
  Net realized gain (loss) on options
    and futures contracts...............       (55,067)          --          --            --       18,233           --      (8,280)
  Net realized foreign exchange gain
    (loss) on other assets and
    liabilities.........................       (49,242)          --          --            (7)        (259)         (58)         --
  Change in unrealized appreciation
    (depreciation) on investments.......     2,327,467     (460,077)     (9,464)    4,058,669    2,562,796    1,684,246   1,404,728
  Change in unrealized foreign exchange
    gain (loss) on other assets and
    liabilities.........................        64,930           --          --            --           --           --           3
  Change in unrealized appreciation
    (depreciation) on options and
    futures contracts...................         4,128           --          --            --           --           --
  Change in unrealized appreciation
    (depreciation) on securities sold
    short...............................            --           --          --            --       63,561           --          --
                                          -----------------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss) on investments and foreign
    currencies..........................    (2,172,619)  (1,453,975)     (9,388)     (425,268)  (3,399,189)     405,865   1,971,191
                                          -----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............   $(2,112,447)  $  264,761   $ 690,397   $  (677,718) $(3,518,262) $   360,788  $1,953,564
                                          =========================================================================================

---------------
* Net of foreign withholding taxes on
  interest and dividends of.............   $    34,081   $     (302)  $      --   $     1,853  $        --  $        12  $      716
                                          =========================================================================================

+ Commenced operations on October 1, 2001.

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 2002

                                                           MULTI-                                    ASSET
                                             MULTI-       MANAGED        MULTI-        MULTI-     ALLOCATION:
                                            MANAGED       MODERATE       MANAGED       MANAGED    DIVERSIFIED
                                             GROWTH        GROWTH     INCOME/EQUITY    INCOME        GROWTH        STOCK
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............  $  1,617,678  $  3,303,371  $  3,615,847   $ 3,359,278  $  3,066,257  $    (14,999)
Net realized gain (loss) on
  investments...........................   (28,846,364)  (24,806,060)  (10,154,889)   (4,186,999)  (16,469,088)  (11,221,446)
Net realized gain (loss) on options and
  futures contracts.....................      (318,760)     (301,262)           --            --      (161,173)           --
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................       (21,215)      (18,999)       (9,306)       (5,054)      (47,637)      (57,344)
Change in unrealized appreciation
  (depreciation) on investments.........    16,068,195    12,361,788     4,291,469       958,891     8,750,889    20,183,550
Change in unrealized foreign exchange
  gain (loss) on other assets and
  liabilities...........................        77,563        74,074        33,929        15,247         7,601         1,112
Change in unrealized appreciation
  (depreciation) on options and futures
  contracts.............................            --            --            --            --     1,898,631            --
Change in unrealized appreciation
  (depreciation) on securities sold
  short.................................            --            --            --            --            --            --
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations.............   (11,422,903)   (9,387,088)   (2,222,950)      141,363    (2,954,520)    8,890,873
                                          ----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS PAID TO
  SHAREHOLDERS:
From net investment income (Class A)....    (1,493,629)   (2,031,225)   (1,949,168)   (1,710,196)   (2,166,048)      (47,000)
From net investment income (Class B)....      (618,371)   (1,226,775)   (1,210,832)   (1,039,804)   (1,136,952)           --
From net realized gain on investments
  (Class A).............................    (3,293,338)   (2,383,826)   (1,974,509)     (679,596)     (918,810)   (5,309,886)
From net realized gain on investments
  (Class B).............................    (1,491,662)   (1,545,174)   (1,290,491)     (431,403)     (534,190)   (2,991,114)
                                          ----------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................    (6,897,000)   (7,187,000)   (6,425,000)   (3,860,999)   (4,756,000)   (8,348,000)
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions (Note 7).................    43,538,408    76,624,918    60,592,919    43,504,809    84,741,915    59,650,786
                                          ----------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS............    25,218,505    60,050,830    51,944,969    39,785,173    77,031,395    60,193,659

NET ASSETS:
Beginning of period.....................   108,563,843   117,853,427    80,358,094    57,795,643   171,704,871   143,567,354
                                          ----------------------------------------------------------------------------------
End of period...........................  $133,782,348  $177,904,257  $132,303,063   $97,580,816  $248,736,266  $203,761,013
                                          ==================================================================================

---------------
Accumulated undistributed net investment
  income (loss).........................  $  1,589,446  $  3,306,245  $  3,572,533   $ 3,335,833  $  2,982,524  $    (21,754)
                                          ==================================================================================

See Notes to Financial Statements

----------------
242

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED MARCH 31, 2002


                                           LARGE CAP    LARGE CAP    LARGE CAP     MID CAP      MID CAP
                                            GROWTH      COMPOSITE      VALUE       GROWTH        VALUE      SMALL CAP
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............  $   (57,332) $    21,587  $   367,233  $  (316,245) $   295,147  $  (106,344)
Net realized gain (loss) on
  investments...........................   (7,484,935)  (1,765,326)     536,685   (3,676,984)   1,835,459   (2,944,879)
Net realized gain (loss) on options and
  futures contracts.....................       (1,375)      (3,817)     122,713       36,631       10,374      (89,152)
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................      (10,496)      (2,060)          (5)         809           --           --
Change in unrealized appreciation
  (depreciation) on investments.........    4,024,475    1,331,298     (257,942)   5,931,474    5,224,660    3,859,917
Change in unrealized foreign exchange
  gain (loss) on other assets and
  liabilities...........................       26,686           39           --         (135)          --           --
Change in unrealized appreciation
  (depreciation) on options and futures
  contracts.............................      (17,240)       6,575       (1,615)      12,034       14,303       27,200
Change in unrealized appreciation
  (depreciation) on securities sold
  short.................................           --           --           --           --           --           --
                                          ----------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations.............   (3,520,217)    (411,704)     767,069    1,987,584    7,379,943      746,742
                                          ----------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS PAID TO
  SHAREHOLDERS:
From net investment income (Class A)....           --       (4,200)     (89,524)          --     (101,529)          --
From net investment income (Class B)....           --           --     (153,476)          --     (176,471)          --
From net realized gain on investments
  (Class A).............................           --       (7,260)    (434,743)          --     (736,186)          --
From net realized gain on investments
  (Class B).............................           --       (6,240)  (1,009,257)          --   (1,580,814)          --
                                          ----------------------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................           --      (17,700)  (1,687,000)          --   (2,595,000)          --
                                          ----------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions (Note 7).................   28,438,057   11,211,809   43,588,780   23,839,079   29,722,127   23,292,154
                                          ----------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS............   24,917,840   10,782,405   42,668,849   25,826,663   34,507,070   24,038,896

NET ASSETS:
Beginning of period.....................   35,166,930   17,311,099   26,337,865   26,396,386   28,461,237   19,188,783
                                          ----------------------------------------------------------------------------
End of period...........................  $60,084,770  $28,093,504  $69,006,714  $52,223,049  $62,968,307  $43,227,679
                                          ============================================================================

---------------
Accumulated undistributed net investment
  income (loss).........................  $   (21,220) $    14,191  $   174,136  $       257  $    99,830  $        --
                                          ============================================================================

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED MARCH 31, 2002

                                                                                                            FOCUS
                                                     DIVERSIFIED                                           GROWTH
                                      INTERNATIONAL     FIXED        CASH         FOCUS        FOCUS         AND        FOCUS+
                                         EQUITY        INCOME     MANAGEMENT     GROWTH       TECHNET      INCOME        VALUE
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)........   $    60,172   $ 1,718,736  $  699,785   $  (252,450) $  (119,073) $   (45,077) $   (17,627)
Net realized gain (loss) on
  investments.......................    (4,464,835)     (993,898)         76    (4,483,930)  (6,043,520)  (1,278,323)     574,740
Net realized gain (loss) on options
  and futures contracts.............       (55,067)           --          --            --       18,233           --       (8,280)
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities.......................       (49,242)           --          --            (7)        (259)         (58)          --
Change in unrealized appreciation
  (depreciation) on investments.....     2,327,467      (460,077)     (9,464)    4,058,669    2,562,796    1,684,246    1,404,728
Change in unrealized foreign
  exchange gain (loss) on other
  assets and liabilities............        64,930            --          --            --           --           --            3
Change in unrealized appreciation
  (depreciation) on options and
  futures contracts.................         4,128            --          --            --           --           --           --
Change in unrealized appreciation
  (depreciation) on securities sold
  short.............................            --            --          --            --       63,561           --           --
                                      -------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations........................    (2,112,447)      264,761     690,397      (677,718)  (3,518,262)     360,788    1,953,564
                                      -------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS PAID TO
  SHAREHOLDERS:
From net investment income
  (Class A).........................            --      (433,577)    (44,972)           --           --           --           --
From net investment income
  (Class B).........................            --    (1,016,423)   (190,028)           --           --       (7,500)          --
From net realized gain on
  investments (Class A).............       (61,567)           --          --            --           --           --           --
From net realized gain on
  investments (Class B).............       (94,433)           --          --            --           --           --     (108,500)
                                      -------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders......................      (156,000)   (1,450,000)   (235,000)           --           --       (7,500)    (108,500)
                                      -------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from capital
  share transactions (Note 7).......    12,214,287    41,438,363  27,231,106    12,677,519   10,181,153   14,604,671   17,743,733
                                      -------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS........     9,945,840    40,253,124  27,686,503    11,999,801    6,662,891   14,957,959   19,588,797

NET ASSETS:
Beginning of period.................    18,024,801    23,083,747  15,320,650    29,758,652    5,859,558    6,434,553           --
                                      -------------------------------------------------------------------------------------------
End of period.......................   $27,970,641   $63,336,871  $43,007,153  $41,758,453  $12,522,449  $21,392,512  $19,588,797
                                      ===========================================================================================

---------------
Accumulated undistributed net
  investment income (loss)..........   $    37,902   $   556,623  $  696,914   $        --  $      (260) $        --  $   (13,562)
                                      ===========================================================================================

+ Commenced operations on October 1, 2001.

See Notes to Financial Statements

----------------
244

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31, 2001

                                                           MULTI-                                    ASSET
                                             MULTI-       MANAGED        MULTI-        MULTI-     ALLOCATION:
                                            MANAGED       MODERATE       MANAGED       MANAGED    DIVERSIFIED
                                             GROWTH        GROWTH     INCOME/EQUITY    INCOME        GROWTH        STOCK
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............  $  1,922,535  $  3,160,369  $  3,154,499   $ 2,793,175  $  3,605,973  $     96,482
Net realized gain (loss) on
  investments...........................    (4,685,958)   (3,442,466)      937,927       333,753      (671,457)    4,992,844
Net realized gain (loss) on futures and
  options contracts.....................      (820,104)     (752,090)           --            --    (3,481,544)           --
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................       538,006       407,781       196,341        69,830        55,176       (26,070)
Change in unrealized
  appreciation/depreciation
  on investments........................   (38,091,065)  (29,099,344)  (11,932,551)   (2,886,266)  (26,201,705)  (40,395,296)
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................      (314,570)     (250,712)     (118,414)      (42,328)       (5,489)         (782)
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................        20,894        20,894            --            --    (3,963,832)           --
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations.......................   (41,430,262)  (29,955,568)   (7,762,198)      268,164   (30,662,878)  (35,332,822)
                                          ----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment income (Class A)....      (393,694)     (663,300)     (939,326)     (652,115)     (937,343)           --
From net investment income (Class B)....        (6,306)      (11,700)      (10,674)       (2,885)      (12,657)           --
From net realized gain on investments
  (Class A).............................   (19,814,287)  (17,321,495)   (5,518,063)   (2,184,142)   (8,512,367)   (9,499,932)
From net realized gain on investments
  (Class B).............................      (340,713)     (318,505)      (63,937)       (9,858)     (120,633)     (143,068)
                                          ----------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................   (20,555,000)  (18,315,000)   (6,532,000)   (2,849,000)   (9,583,000)   (9,643,000)
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions (Note 7).................    66,573,251    58,703,105    19,874,078     6,338,984    50,892,598    55,711,819
                                          ----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS............................     4,587,989    10,432,537     5,579,880     3,758,148    10,646,720    10,735,997

NET ASSETS:
Beginning of period.....................   103,975,854   107,420,890    74,778,214    54,037,495   161,058,151   132,831,357
                                          ----------------------------------------------------------------------------------
End of period...........................  $108,563,843  $117,853,427  $ 80,358,094   $57,795,643  $171,704,871  $143,567,354
                                          ==================================================================================

---------------
Undistributed net investment income
  (loss)................................  $  2,128,154  $  3,284,165  $  3,165,445   $ 2,752,219  $  3,052,081  $     45,068
                                          ==================================================================================

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED MARCH 31, 2001


                                           LARGE CAP     LARGE CAP    LARGE CAP     MID CAP       MID CAP
                                             GROWTH      COMPOSITE      VALUE        GROWTH        VALUE      SMALL CAP
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............  $    (17,202) $    (5,151) $   208,842  $   (188,575) $   229,379  $   (31,187)
Net realized gain (loss) on
  investments...........................    (1,308,644)     (25,482)   1,385,701     2,103,284    2,233,613     (563,333)
Net realized gain (loss) on futures and
  options contracts.....................      (132,372)     (52,684)     (66,900)      (43,968)     (60,227)    (332,932)
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................       125,310         (493)        (137)         (336)           1           --
Change in unrealized
  appreciation/depreciation
  on investments........................   (13,872,240)  (4,853,696)     115,523   (13,147,801)   1,950,223   (6,201,405)
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................       (78,903)         317            3             5           (2)          --
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................        (3,212)      (6,683)      (5,755)       (5,304)     (10,937)      11,913
                                          ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations.......................   (15,287,263)  (4,943,872)   1,637,277   (11,282,695)   4,342,050   (7,116,944)
                                          ------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment income (Class A)....       (46,478)          --     (189,306)           --     (187,629)          --
From net investment income (Class B)....        (3,522)          --      (15,694)           --      (17,371)          --
From net realized gain on investments
  (Class A).............................    (2,966,052)  (1,063,175)  (1,239,725)   (4,884,911)  (1,443,714)  (3,265,897)
From net realized gain on investments
  (Class B).............................      (266,948)     (56,825)    (105,275)     (503,089)    (137,286)    (234,103)
                                          ------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................    (3,283,000)  (1,120,000)  (1,550,000)   (5,388,000)  (1,786,000)  (3,500,000)
                                          ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions (Note 7).................    25,876,933    4,703,108    9,499,300    15,007,843    9,264,940    8,661,673
                                          ------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS............................     7,306,670   (1,360,764)   9,586,577    (1,662,852)  11,820,990   (1,955,271)

NET ASSETS:
Beginning of period.....................    27,860,260   18,671,863   16,751,288    28,059,238   16,640,247   21,144,054
                                          ------------------------------------------------------------------------------
End of period...........................  $ 35,166,930  $17,311,099  $26,337,865  $ 26,396,386  $28,461,237  $19,188,783
                                          ==============================================================================

---------------
Undistributed net investment income
  (loss)................................  $    (11,597) $        --  $    60,654  $       (229) $    82,683  $        --
                                          ==============================================================================

See Notes to Financial Statements

----------------
246

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD ENDED MARCH 31, 2001


                                          INTERNATIONAL  DIVERSIFIED      CASH         FOCUS        FOCUS     FOCUS GROWTH
                                             EQUITY      FIXED INCOME  MANAGEMENT     GROWTH+     TECHNET+    AND INCOME+
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............   $    34,463   $ 1,066,370   $  241,670   $      (385) $   (10,846) $     4,407
Net realized gain (loss) on
  investments...........................      (188,122)      (49,351)        (397)   (4,870,031)  (1,909,747)    (490,017)
Net realized gain (loss) on futures and
  options contracts.....................      (197,916)           --           --            --           --           --
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................       (25,320)           --           --             2           --           --
Change in unrealized
  appreciation/depreciation
  on investments........................    (7,323,603)      505,118        1,684    (2,275,065)  (2,177,649)    (580,000)
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................       (47,546)           --           --            --           --           --
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................        18,343            --           --            --           --           --
                                          --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations.......................    (7,729,701)    1,522,137      242,957    (7,145,479)  (4,098,242)  (1,065,610)
                                          --------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment income (Class A)....            --    (1,021,090)     (43,714)           --           --           --
From net investment income (Class B)....            --       (33,910)      (6,286)           --           --           --
From net realized gain on investments
  (Class A).............................      (755,570)           --           --            --           --           --
From net realized gain on investments
  (Class B).............................       (44,430)           --           --            --           --           --
                                          --------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................      (800,000)   (1,055,000)     (50,000)           --           --           --
                                          --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions (Note 7).................     6,164,550     5,832,735   11,004,376    36,904,131    9,957,800    7,500,163
                                          --------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS............................    (2,365,151)    6,299,872   11,197,333    29,758,652    5,859,558    6,434,553

NET ASSETS:
Beginning of period.....................    20,389,952    16,783,875    4,123,317            --           --           --
                                          --------------------------------------------------------------------------------
End of period...........................   $18,024,801   $23,083,747   $15,320,650  $29,758,652  $ 5,859,558  $ 6,434,553
                                          ================================================================================

---------------
Undistributed net investment income
  (loss)................................   $   (19,576)  $   287,887   $  232,129   $        --  $        --  $     4,407
                                          ================================================================================

+ Commenced operations July 5, December 29 and December 29, respectively.

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: Seasons Series Trust ("the Trust"), organized as a Massachusetts business trust on October 10, 1995, is an open-end, management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts. Shares of the Portfolios are held by Variable Annuity Account Five (the "Account"), a separate account of Anchor National Life Insurance Company (the "Life Company"), organized under the laws of the state of Arizona. SunAmerica Asset Management Corp. ("SAAMCo"), an affiliate of the Life Company and an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), manages the Trust.

The Trust currently consists of 19 separate series or portfolios (each, a "Portfolio" and collectively, the "Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objective. The Board of Trustees may establish additional Portfolios in the future. Six of the Portfolios, which we call the "Seasons Portfolios," are available through the Seasons Variable Annuity Contract. Thirteen additional Portfolios, which we call the "Seasons Select Portfolios" and the "Seasons Focused Portfolios," are available in addition to the Seasons Portfolios, through the Seasons Select and/or Seasons Select II Variable Annuity Contracts. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

Effective October 16, 2000, shares of beneficial interest in each Portfolio of the Trust were divided into two classes of shares, Class A and Class B. All shares issued prior to such date have been reclassified as Class A shares.
Class A shares of each Portfolio are offered only to contract holders of the Seasons and Seasons Select Variable Annuity Contracts. Class B shares of each Portfolio are offered only to contract holders of the Seasons Select II Variable Annuity Contract. Class B shares of a given Portfolio are identical in all respects to Class A shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class specific expenses; (ii) Class B shares are subject to service fees, while Class A shares are not; and (iii) Class B shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class B shares. The Board of Trustees may establish additional portfolios or classes in the future.

The investment objectives for each portfolio are as follows:

SEASONS PORTFOLIOS

The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.
The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.
The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.
The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.
The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation by investing primarily through a strategic allocation of approximately 80% of its assets to equity securities and approximately 20% of its assets to fixed income securities.
The STOCK PORTFOLIO seeks long-term capital appreciation with a secondary objective of increasing dividend income by investing primarily in the common stocks of a diversified group of well-established growth companies.

SEASONS SELECT PORTFOLIOS

The LARGE CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of large companies selected through a growth strategy.
The LARGE CAP COMPOSITE PORTFOLIO seeks long-term growth of capital and growth of dividend income by investing primarily in equity securities of large companies that offer the potential for long-term growth of capital or dividends. The LARGE CAP VALUE PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of large companies selected through a value strategy.
The MID CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium sized companies selected through a growth strategy.
The MID CAP VALUE PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium sized companies selected through a value strategy.

----------------
248

The SMALL CAP PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of small companies.
The INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in at least three countries other than the U.S.
The DIVERSIFIED FIXED INCOME PORTFOLIO seeks relatively high current income and secondarily capital appreciation by investing primarily in fixed income securities.
The CASH MANAGEMENT PORTFOLIO seek high current yield while preserving capital by investing in a diversified selection of money market instruments.

SEASONS FOCUSED PORTFOLIOS

The FOCUS GROWTH PORTFOLIO seeks long-term growth of capital through active trading of equity securities of growth companies without regard to market capitalization.

The FOCUS TECHNET PORTFOLIO seeks long-term growth of capital through active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that Managers believe will benefit significantly from technological advances or improvements without regard to market capitalization.

The FOCUS GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the Managers believe have elements of growth and value, issued by large cap companies. Each Manager may emphasize either a growth orientation or a value orientation at any particular time.

The FOCUS VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, without regard to market capitalization.

Each Portfolio, except for the Asset Allocation: Diversified Growth, Stock, Diversified Fixed Income and Cash Management Portfolios, is organized as a "non-diversified" Portfolio of the Trust (as such term is defined under the Investment Company Act of 1940, as amended), subject, however, to certain tax diversification requirements.

Each of the Seasons Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios ("Multi-Managed Seasons Portfolio(s)") allocates all of its assets among three or four distinct Managed Components, each managed by a separate Manager ("Manager" or collectively "Managers"). The three Managers of the Multi-Managed Seasons Portfolios are SAAMCo, Janus Management LLC ("Janus"), and Wellington Management Company, LLP ("WMC"). New share purchase and redemption requests in each Multi-Managed Seasons Portfolio will be allocated among the Managed Components of such portfolio as described in the chart below.

                                                 SUNAMERICA                              WMC/
                                                 AGGRESSIVE     JANUS     SUNAMERICA     FIXED
                                                   GROWTH      GROWTH      BALANCED     INCOME
                   PORTFOLIO                     COMPONENT    COMPONENT   COMPONENT    COMPONENT
------------------------------------------------------------------------------------------------
Multi-Managed Growth...........................     20%          40%         20%          20%
Multi-Managed Moderate Growth..................     18%          28%         18%          36%
Multi-Managed Income/Equity....................      0%          18%         28%          54%
Multi-Managed Income...........................      0%           8%         17%          75%

Differences in investment returns among the Managed Components may cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Seasons Multi-Managed Portfolio will be reallocated or "rebalanced" among the managed components on at least a quarterly basis to restore the target allocations for such Portfolio.

Each Seasons Select Portfolio except the Cash Management Portfolio (referred to hereinafter as the "Multi-Managed Seasons Select Portfolio(s)" is managed by several separate managers each of which advises a separate portion of the Portfolio. Each Multi-Managed Seasons Select Portfolio will allocate one portion of its portfolio to a passively-managed strategy that seeks to replicate a relevant index, or the relevant subset of an index.

The Seasons Focused Portfolios, offers you access to at least two different professional managers each of which advises a separate portion of the Portfolio. Each manager actively selects a limited number of stocks that represent their best ideas. This "Focus" approach to investing results in a more concentrated portfolio, which will be less diversified than other Portfolios, and may be subject to greater market risks.

                                                                ----------------

New share purchase and redemption requests in each Multi-Managed Seasons Select Portfolio and Seasons Focused Portfolio will be allocated equally among the Managers, unless SAAMCo determines, subject to the review of the Trustees, that a different allocation of assets would be in the best interest of the Portfolio and its shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust at March 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions to shareholders are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios, which earn foreign income and capital gains, may be subject to foreign withholding taxes at various rates.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as

----------------
250
appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class.)

Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the statement of operations.

Dividends from net investment income and capital gain distributions, if any, are paid annually.

The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

For the fiscal year ended March 31, 2002, the reclassification arising from "book/tax" differences resulted in increases (decreases) to the components of net assets as follows:

                                                          ACCUMULATED      ACCUMULATED
                                                         UNDISTRIBUTED    UNDISTRIBUTED
                                                         NET INVESTMENT   NET REALIZED     PAID-IN
                                                         INCOME/(LOSS)     GAIN/(LOSS)     CAPITAL
                                                         ------------------------------------------
Multi-Managed Growth...................................     $(44,386)       $ 206,696     $(162,310)
Multi-Managed Moderate Growth..........................      (23,291)          23,291            --
Multi-Managed Income/Equity............................      (48,759)          48,759            --
Multi-Managed Income...................................      (25,664)          25,664            --
Asset Allocation: Diversified Growth...................      167,186         (167,186)           --
Stock..................................................       (4,823)          61,445       (56,622)
Large Cap Growth.......................................       47,709           10,496       (58,205)
Large Cap Composite....................................       (3,196)           3,196            --
Large Cap Value........................................      (10,751)          10,751            --
Mid Cap Growth.........................................      316,731             (809)     (315,922)
Mid Cap Value..........................................           --               --            --
Small Cap..............................................      106,344           18,172      (124,516)
International Equity...................................       (2,694)          35,905       (33,211)
Diversified Fixed Income...............................           --               --            --
Cash Management........................................           --               --            --
Focus Growth...........................................      252,450                7      (252,457)
Focus TechNet..........................................      118,813              259      (119,072)
Focus Growth and Income................................       48,170               58       (48,228)
Focus Value............................................        4,065               --        (4,065)

3. OPERATING POLICIES

REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repo transactions with other affiliated investment companies.

                                                                ----------------

At March 31, 2002, certain Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co., which is dated
March 28, 2002, bears interest at a rate of 1.75% per annum, has a principal amount of $210,427,000 a repurchase price of $210,467,916, and matures on April 1, 2002. The repurchase agreement is collateralized by $61,760,000 U.S. Treasury Bills (bearing interest at the rate of 1.66% per annum and maturing May 9, 2002) and $154,210,000 U.S. Treasury Bills (bearing interest at the rate of 1.72% per annum and maturing August 15, 2002), which together have an approximate market value of $214,659,029.

                                                               PERCENTAGE    PRINCIPAL
                                                                INTEREST       AMOUNT
                                                              -------------------------
Multi-Managed Growth........................................       0.91%     $1,905,000
Multi-Managed Moderate Growth...............................       3.01%     $6,329,000
Multi-Managed Income/Equity.................................       1.24%     $2,603,000
Multi-Managed Income........................................       0.49%     $1,028,000
Large Cap Composite.........................................       0.25%     $  532,000
Small Cap...................................................       1.00%     $2,111,000
Diversified Fixed Income....................................       0.43%     $  899,000
Cash Management.............................................       0.11%     $  232,000
Focus Growth & Income.......................................       0.46%     $  973,000
Focus Technet...............................................       0.30%     $  624,000

In addition, at March 31, 2002, certain Portfolios held an undivided interest in a joint repurchase agreement with BNP Paribas LLC, which is dated March 28, 2002, bears interest at a rate of 1.80% per annum, has a principal amount of $165,135,000, a repurchase price of $165,168,027, and matures on April 1, 2002. The repurchase agreement is collateralized by $48,302,000 U.S. Treasury Bills (bearing interest at the rate of 12.00% per annum and maturing Aug 15, 2013), $50,000,000 U.S. Treasury Bills (bearing interest at the rate of 11.125% per annum and maturing August 15, 2013) and, $43,278,000 U.S. Treasury Bills (bearing interest at the rate of 7.875% per annum and maturing November 15, 2007) which together have an approximate market value of $167,652,784.

                                                               PERCENTAGE     PRINCIPAL
                                                                INTEREST       AMOUNT
                                                              --------------------------
Multi-Managed Growth........................................       1.60%     $ 2,590,000
Multi-Managed Moderate Growth...............................       4.50%     $ 7,435,000
Multi-Managed Income/Equity.................................       6.00%     $ 9,940,000
Multi-Managed Income........................................       6.50%     $10,725,000
Small Cap...................................................       0.60%     $ 1,050,000
Diversified Fixed Income....................................       1.40%     $ 2,280,000

In addition, at March 31, 2002 the Cash Management and Focus Technet Portfolios had a 0.8% and 0.2%, respectively, undivided interest, representing $1,500,000 and $500,000. respectively, in principal amount, in a joint repurchase agreement with UBS Warburg LLC, which is dated March 28, 2002, bears interest at a rate of 1.82% per annum, has a principal amount of $200,000,000 and a repurchase price of $200,040,444, matures on April 1, 2002 and is collateralized by $93,738,000 U.S. Treasury Bonds (bearing interest at the rate of 7.50% per annum and maturing November 15, 2016), $100,000,000 U.S. Treasury Bonds (bearing interest at the rate of 5.50% per annum and maturing August 15, 2028), which together have an approximate value of $204,001,495.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

----------------
252

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option, which the Portfolio has written, is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option, which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

During the period ended March 31, 2002, transactions in written option contracts were as follows:

                                                               ASSET ALLOCATION:
                                                               DIVERSIFIED GROWTH       FOCUS TECHNET
                                                              --------------------   --------------------
                                                              CONTRACTS    AMOUNT    CONTRACTS    AMOUNT
                                                              ---------   --------   ---------   --------
Written option contracts as of 3/31/01......................      --      $     --       --      $     --
Options written during the period...........................     (82)      (26,992)     (75)      (59,023)
Written options closed during the period....................      82         2,911       75        40,790
Net realized gain on written options closed.................      --        24,081       --        18,233
                                                                 ---      --------      ---      --------
Written option contracts as of 3/31/02......................      --      $     --       --      $     --
                                                                 ===      ========      ===      ========

SHORT SALES: The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

                                                                ----------------

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at March 31, 2002, were as follows:

                                  AGGREGATE     AGGREGATE
                                 UNREALIZED    UNREALIZED     GAIN/(LOSS)      COST OF      CAPITAL LOSS   CAPITAL LOSS
                                    GAIN          LOSS            NET        INVESTMENTS    CARRYOVER*+      UTILIZED
                                 --------------------------------------------------------------------------------------
Multi-Managed Growth#..........  $ 7,299,251   $12,949,566    $(5,650,315)   $140,391,271   $25,614,917         $--
Multi-Managed Moderate
  Growth#......................    8,003,786    10,538,548     (2,534,763)    181,488,945    23,444,229          --
Multi-Managed Income/Equity#...    3,632,617     6,865,174     (3,232,558)    136,021,127     7,579,029          --
Multi-Managed Income#..........    2,005,490     3,546,813     (1,541,324)     99,426,554     2,597,199          --
Asset Allocation: Diversified
  Growth#@.....................   10,804,251    15,478,036     (4,673,785)    266,747,268    20,061,065          --
Stock#@........................   22,379,069    15,120,169      7,258,900     196,697,372    11,095,781          --
Large Cap Growth#..............    3,323,688     8,492,333     (5,168,645)     66,045,619     5,925,680          --
Large Cap Composite#@..........    2,201,995     2,743,725       (541,730)     28,080,072     1,347,096          --
Large Cap Value@...............    4,877,474     5,742,009       (864,535)     70,059,558            --          --
Mid Cap Growth@................    7,015,272     5,793,735      1,221,537      50,452,916     3,546,505          --
Mid Cap Value..................    8,209,730     1,080,479      7,129,251      56,711,186            --          --
Small Cap#.....................    4,861,541     4,144,529        717,012      43,242,102     3,628,829          --
International Equity#@.........    1,657,459     3,151,318     (1,493,859)     28,667,654     3,448,004          --
Diversified Fixed Income#......      390,959       978,821       (587,862)     63,034,256       654,775          --
Cash Management................           --         7,894         (7,894)     42,857,387           394          19
Focus Growth#..................    2,503,194     1,393,563      1,109,631      40,794,901     8,380,294          --
Focus TechNet#@................    1,008,877       956,148         52,729      12,430,787     7,310,219          --
Focus Growth & Income..........    1,377,502       407,063        970,439      21,554,708     1,634,533          --
Focus Value#...................    1,734,776       420,088      1,314,689      19,422,945            --          --

-------------
*   Expires 2005-2010.
# Post 10/31/01 Capital Loss Deferrals: Multi-Managed Growth $10,174,800, Multi-Managed Moderate Growth $8,135,036, Multi-Managed Income/Equity $3,082,623, Multi-Managed Income $1,639,405, Asset Allocation: Diversified Growth $1,048,277, Stock $606,360, Large Cap Growth $2,333,864, Large Cap Composite $665,766, Small Cap $1,290,328, International Equity $1,253,552, Diversified Fixed Income $609,761, Focus Growth $299,694, Focus TechNet $292,397, Focus Value $4,968.
@ Post 10/31/01 Currency Loss Deferrals: Asset Allocation: Diversified Growth $79,836, Stock $21,754, Large Cap Composite $456, Large Cap Value $3, Mid Cap Growth $49, International Equity $32,722, Focus Technet $259.
+ Net capital loss carryovers reported as of March 31, 2002, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.

As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, and derivatives transactions.

                                        DISTRIBUTABLE EARNINGS                     TAX DISTRIBUTIONS
                            -----------------------------------------------   ---------------------------
                                             LONG-TERM         UNREALIZED
                             ORDINARY          GAINS          APPRECIATION     ORDINARY       LONG-TERM
                              INCOME      (CAPITAL LOSSES)   (DEPRECIATION)     INCOME      CAPITAL GAINS
                            -----------------------------------------------------------------------------
Multi Managed Growth......  $ 1,643,636    $ (25,614,917)     $ (5,650,318)   $ 3,689,848   $  3,207,152
Managed Moderate Growth...    3,349,971      (23,444,229)       (2,534,755)     5,017,215      2,169,785
Multi-Managed
  Income/Equity...........    3,595,748       (7,579,029)       (3,232,563)     3,880,239      2,544,761
Multi-Managed Income......    3,343,985       (2,597,199)       (1,541,325)     3,227,808        633,191
Asset Allocation:
  Diversified Growth......    3,072,831      (20,061,065)       (4,624,502)     3,305,984      1,450,016
Stock.....................           --      (11,095,781)        7,259,309      1,288,328      7,053,639
Large Cap Growth..........           --       (5,925,680)       (5,168,640)            --             --
Large Cap Composite.......       14,647       (1,347,096)         (541,724)        17,700             --
Large Cap Value...........      174,139          284,390          (864,536)       855,000        832,000

----------------
254

                                        DISTRIBUTABLE EARNINGS                     TAX DISTRIBUTIONS
                            -----------------------------------------------   ---------------------------
                                             LONG-TERM         UNREALIZED
                             ORDINARY          GAINS          APPRECIATION     ORDINARY       LONG-TERM
                              INCOME      (CAPITAL LOSSES)   (DEPRECIATION)     INCOME      CAPITAL GAINS
                            -----------------------------------------------------------------------------
Mid Cap Growth............  $        --    $  (3,546,505)     $  1,221,713    $        --   $         --
Mid Cap Value.............       99,830          844,438         7,129,251      1,421,000      1,174,000
Small Cap.................           --       (3,628,829)          717,012             --             --
International Equity......       84,144       (3,448,004)       (1,475,979)         2,994        153,006
Diversified Fixed
  Income..................      556,623         (654,775)         (587,862)     1,450,000             --
Cash Management...........      696,914             (394)           (7,894)       235,000             --
Focus Growth..............           --       (8,380,294)        1,109,631             --             --
Focus TechNet.............           --       (7,310,219)          116,290             --             --
Focus Growth & Income.....           --       (1,634,533)          970,439          6,781             --
Focus Value...............      539,404               --         1,314,705        108,500             --

5. MANAGEMENT OF THE TRUST: The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SAAMCo. Pursuant to the Agreement entered into between SAAMCo (the "Adviser") and the Trust, on behalf of each Portfolio, each Portfolio pays the Adviser a fee equal to the following percentage of average daily net assets:

                                                                                       MANAGEMENT
PORTFOLIO                                                             ASSETS              FEES
-------------------------------------------------------------------------------------------------
Multi-Managed Growth                                          >0                         0.89%
Multi-Managed Moderate Growth                                 >0                         0.85%
Multi-Managed Income/Equity                                   >0                         0.81%
Multi-Managed Income                                          >0                         0.77%
Asset Allocation: Diversified Growth                          >0                         0.85%
Stock                                                         >0                         0.85%
Large Cap Growth, Large Cap Composite,                        0-$250 million             0.80%
  Large Cap Value                                             >$250 million              0.75%
                                                              >$500 million              0.70%
Mid Cap Growth, Mid Cap Value,                                0-$250 million             0.85%
  Small Cap                                                   >$250 million              0.80%
                                                              >$500 million              0.75%
International Equity                                          > 0                        1.00%
Diversified Fixed Income                                      0-$200 million             0.70%
                                                              >$200 million              0.65%
                                                              >$400 million              0.60%
Cash Management                                               0-$100 million             0.55%
                                                              >$100 million              0.50%
                                                              >$300 million              0.45%
Focus Growth                                                  >0                         1.00%
Focus TechNet                                                 >0                         1.20%
Focus Growth and Income                                       >0                         1.00%
Focus Value                                                   >0                         1.00%
                                                              ----------------------     -----

                                                                ----------------

The Agreement authorizes SAAMCo to retain one or more subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for portfolio transactions. The organizations described below act as Subadvisers (with the exception of SAAMCo, which acts as Adviser,) to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees. All Subadvisory fees are payable by the Adviser to the respective Subadviser and do not increase Portfolio expenses. Portfolio management is allocated among the following managers:

PORTFOLIO                                                      SUBADVISER
------------------------------------------------------------------------------------------
Multi-Managed Growth                          Janus Capital Management LLC
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Multi-Managed Moderate Growth                 Janus Capital Management LLC
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Multi-Managed Income/Equity                   Janus Capital Management LLC
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Multi-Managed Income                          Janus Capital Management LLC
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Asset Allocation: Diversified Growth          Putnam Investment Management, Inc.
Stock                                         T. Rowe Price Associates, Inc.
Large Cap Growth                              AIG Global Investment Corp.
                                              Goldman Sachs Asset Management
                                              Janus Capital Management LLC
Large Cap Composite                           AIG Global Investment Corp.
                                              SunAmerica Asset Management Corp.
                                              T. Rowe Price Associates, Inc.
Large Cap Value                               AIG Global Investment Corp.
                                              T. Rowe Price Associates, Inc.
                                              Wellington Management Company, LLP
Mid Cap Growth                                AIG Global Investment Corp.
                                              T. Rowe Price Associates, Inc.
                                              Wellington Management Company, LLP
Mid Cap Value                                 AIG Global Investment Corp.
                                              Goldman Sachs Asset Management
                                              Lord, Abbett & Co.
Small Cap                                     AIG Global Investment Corp.
                                              Lord, Abbett & Co.
                                              SunAmerica Asset Management Corp.
International Equity                          AIG Global Investment Corp.
                                              Goldman Sachs Asset Management International
                                              Lord, Abbett & Co.

----------------
256

PORTFOLIO                                                      SUBADVISER
------------------------------------------------------------------------------------------
Diversified Fixed Income                      AIG Global Investment Corp.
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Cash Management                               SunAmerica Asset Management Corp.
Focus Growth                                  Fred Alger Management, Inc.
                                              Jennison Associates LLC
                                              Marsico Capital Management, LLC
Focus TechNet                                 Dresdner RCM Global Investors LLC
                                              SunAmerica Asset Management Corp.
                                              Van Wagoner Capital Management, Inc.
Focus Growth and Income                       Harris Associates L.P.
                                              Marsico Capital Management, LLC
                                              SunAmerica Asset Management Corp.
Focus Value                                   American Century Investment Management, Inc.
                                              EQSF Advisers, Inc.
                                              Thornburg Investment Management, Inc.

The Adviser has agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the Portfolios' average net assets: Multi-Managed Growth Portfolio 1.29% and 1.44% for Class A shares and Class B shares, respectively. Multi-Managed Moderate Growth Portfolio, Asset Allocation Diversified Growth Portfolio and Stock Portfolio 1.21% for Class A shares and 1.36% for Class B shares. Multi-Managed Income/Equity Portfolio 1.14% and 1.29% for Class A shares and Class B shares, respectively. Multi-Managed Income Portfolio 1.06% and 1.21% for Class A shares and Class B shares, respectively. Large Cap Growth Portfolio, Large Cap Composite Portfolio and Large Cap Value Portfolio 1.10% for Class A shares and 1.25% for Class B shares. Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Small Cap Portfolio 1.15% for Class A shares and 1.30% for
Class B shares. International Equity Portfolio and Focus Growth Portfolio 1.30% for Class A shares and 1.45% for Class B shares. Diversified Fixed Income Portfolio 1.00% and 1.15% for Class A shares and Class B shares, respectively. Cash Management Portfolio 0.85% and 1.00% for Class A shares and Class B shares, respectively. Focus TechNet Portfolio and Focus Growth and Income Portfolio 1.65% and 1.45% for Class B shares, respectively. Focus Value Portfolio 1.65% and 1.45% for Class A shares and Class B shares, respectively. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payments to the Adviser and remain in compliance with the foregoing expense limitations.

At March 31, 2002, the amounts repaid to the Adviser which are included in the management fee on the statement of operations along with the remaining balance subject to recoupment are as follows:

                                                                          BALANCE
                                                               AMOUNT    SUBJECT TO
                                                              RECOUPED   RECOUPMENT
                                                              ---------------------
Multi-Managed Income Portfolio..............................  $35,126     $     --
Large Cap Growth Portfolio..................................    1,054       97,829
Large Cap Composite Portfolio...............................       --      206,870
Large Cap Value Portfolio...................................    2,358      138,536
Mid Cap Growth Portfolio....................................       --      136,677
Mid Cap Value Portfolio.....................................      517      154,596
Small Cap Portfolio.........................................       --      184,104
International Equity Portfolio..............................       --      362,656
Diversified Fixed Income Portfolio..........................    3,294      160,635
Cash Management Portfolio...................................   20,072       90,893
Focus Growth Portfolio......................................       --      155,603
Focus TechNet Portfolio.....................................       --      169,490
Focus Growth and Income Portfolio...........................       --      164,852
Focus Value.................................................       --       71,284

                                                                ----------------

Class B shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to reimburse the Life Company for expenditures made to financial intermediaries for providing services to contract holders of the Seasons Select II Variable Annuity Contract who are the indirect beneficial owners of the Portfolios' Class B shares.

6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended March 31, 2002, were as follows:

                               PURCHASES OF PORTFOLIO         SALES OF PORTFOLIO
                             SECURITIES (EXCLUDING U.S.   SECURITIES (EXCLUDING U.S.     PURCHASES OF U.S.         SALES OF U.S.
                               GOVERNMENT SECURITIES)       GOVERNMENT SECURITIES)     GOVERNMENT SECURITIES   GOVERNMENT SECURITIES
                             -------------------------------------------------------------------------------------------------------
Multi-Managed Growth.......         $126,908,063                 $ 83,803,582               $ 39,496,685           $ 28,845,723
Multi-Managed Moderate
  Growth...................          165,977,706                   95,217,160                 38,097,583             25,113,563
Multi-Managed
  Income/Equity............           73,413,959                   36,759,374                 39,768,378             22,260,681
Multi-Managed Income.......           39,826,960                   23,318,708                 35,848,357             16,259,876
Asset Allocation:
  Diversified Growth.......          221,442,697                  183,470,216                233,899,587            233,465,742
Stock......................          151,286,964                   99,777,729                  3,757,414              1,290,648
Large Cap Growth...........           49,082,388                   20,172,036                  1,011,761                 14,061
Large Cap Composite........           24,860,014                   13,439,411                    368,024                127,431
Large Cap Value............           53,920,237                   13,418,142                    535,272                201,053
Mid Cap Growth.............           49,592,945                   27,053,758                         --                     --
Mid Cap Value..............           48,188,482                   22,700,637                         --                     --
Small Cap..................           46,006,686                   27,417,228                         --                     --
International Equity.......           22,732,135                   13,865,336                         --                     --
Diversified Fixed Income...           12,218,655                    1,299,081                 39,702,272             13,777,307
Cash Management............                   --                           --                         --                     --
Focus Growth...............           74,576,333                   60,317,648                         --                     --
Focus TechNet..............           38,562,676                   28,260,767                         --                     --
Focus Growth and Income....           34,754,508                   20,234,634                    265,438                264,953
Focus Value................           28,154,851                   10,963,872                         --                     --

7. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares of each Class of each portfolio were as follows:

                                        MULTI-MANAGED GROWTH PORTFOLIO
                             -----------------------------------------------------
                                                    CLASS A
                             -----------------------------------------------------

                                   FOR THE YEAR                FOR THE YEAR
                                       ENDED                       ENDED
                                  MARCH 31, 2002              MARCH 31, 2001
                             -------------------------   -------------------------
                               SHARES        AMOUNT        SHARES        AMOUNT
                             ----------   ------------   ----------   ------------
Shares sold................   1,183,263   $ 14,112,881    2,915,487   $ 51,285,649
Reinvested dividends.......     440,160      4,786,967    1,342,578     20,207,981
Shares redeemed............  (1,716,406)   (19,726,661)  (1,081,518)   (17,960,680)
                             ----------   ------------   ----------   ------------
Net increase (decrease)....     (92,983)  $   (826,813)   3,176,547   $ 53,532,950
                             ==========   ============   ==========   ============

                                      MULTI-MANAGED GROWTH PORTFOLIO
                             -------------------------------------------------
                                                  CLASS B
                             -------------------------------------------------
                                                           FOR THE PERIOD
                                  FOR THE YEAR            OCTOBER 16, 2000*
                                      ENDED                    THROUGH
                                 MARCH 31, 2002            MARCH 31, 2001
                             -----------------------   -----------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                             ---------   -----------   ---------   -----------
Shares sold................  4,156,125   $48,594,734   1,011,118   $14,276,759
Reinvested dividends.......    194,015     2,110,033      23,055       347,019
Shares redeemed............   (567,771)   (6,339,546)   (121,916)   (1,583,477)
                             ---------   -----------   ---------   -----------
Net increase (decrease)....  3,782,369   $44,365,221     912,257   $13,040,301
                             =========   ===========   =========   ===========

----------------
258

                                    MULTI-MANAGED MODERATE GROWTH PORTFOLIO
                              ----------------------------------------------------
                                                    CLASS A
                              ----------------------------------------------------

                                    FOR THE YEAR                FOR THE YEAR
                                        ENDED                      ENDED
                                   MARCH 31, 2002              MARCH 31, 2001
                              -------------------------   ------------------------
                                SHARES        AMOUNT       SHARES        AMOUNT
                              ----------   ------------   ---------   ------------
Shares sold.................   1,454,543   $ 17,255,764   2,471,742   $ 40,519,881
Reinvested dividends........     392,815      4,415,051   1,269,906     17,984,795
Shares redeemed.............  (1,692,478)   (19,571,168)   (953,540)   (14,791,532)
                              ----------   ------------   ---------   ------------
Net increase................     154,880   $  2,099,647   2,788,108   $ 43,713,144
                              ==========   ============   =========   ============

                                   MULTI-MANAGED MODERATE GROWTH PORTFOLIO
                              -------------------------------------------------
                                                   CLASS B
                              -------------------------------------------------
                                                            FOR THE PERIOD
                                   FOR THE YEAR            OCTOBER 16, 2000*
                                       ENDED                    THROUGH
                                  MARCH 31, 2002            MARCH 31, 2001
                              -----------------------   -----------------------
                               SHARES       AMOUNT       SHARES       AMOUNT
                              ---------   -----------   ---------   -----------
Shares sold.................  6,877,030   $81,033,460   1,122,394   $15,370,522
Reinvested dividends........    246,592     2,771,949      23,316       330,205
Shares redeemed.............   (811,795)   (9,280,138)    (55,419)     (710,766)
                              ---------   -----------   ---------   -----------
Net increase................  6,311,827   $74,525,271   1,090,291   $14,989,961
                              =========   ===========   =========   ===========

                                                       MULTI-MANAGED INCOME/EQUITY PORTFOLIO
                          -----------------------------------------------------------------------------------------------
                                               CLASS A                                          CLASS B
                          --------------------------------------------------  -------------------------------------------
                                                                                                        FOR THE PERIOD
                                FOR THE YEAR              FOR THE YEAR             FOR THE YEAR        OCTOBER 16, 2000*
                                   ENDED                     ENDED                    ENDED                 THROUGH
                               MARCH 31, 2002            MARCH 31, 2001           MARCH 31, 2002        MARCH 31, 2001
                          ------------------------  ------------------------  ----------------------  -------------------
                            SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT
                          ----------  ------------  ----------  ------------  ---------  -----------  -------  ----------
Shares sold.............   1,065,081  $ 12,491,635   1,569,720  $ 21,188,966  5,661,206  $66,210,852  681,406  $8,550,661
Reinvested dividends....     348,794     3,923,677     507,463     6,457,389    222,380    2,501,323    5,863      74,611
Shares redeemed.........  (1,377,146)  (15,957,695) (1,206,345)  (15,698,453)  (742,912)  (8,576,873) (57,167)   (699,096)
                          ----------  ------------  ----------  ------------  ---------  -----------  -------  ----------
Net increase............      36,729  $    457,617     870,838  $ 11,947,902  5,140,674  $60,135,302  630,102  $7,926,176
                          ==========  ============  ==========  ============  =========  ===========  =======  ==========

                                                                MULTI-MANAGED INCOME PORTFOLIO
                            -------------------------------------------------------------------------------------------------------
                                                   CLASS A                                              CLASS B
                            -----------------------------------------------------   -----------------------------------------------
                                                                                                                 FOR THE PERIOD
                                  FOR THE YEAR                FOR THE YEAR               FOR THE YEAR           OCTOBER 16, 2000*
                                      ENDED                       ENDED                      ENDED                   THROUGH
                                 MARCH 31, 2002              MARCH 31, 2001             MARCH 31, 2002           MARCH 31, 2001
                            -------------------------   -------------------------   -----------------------   ---------------------
                              SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
                            ----------   ------------   ----------   ------------   ---------   -----------   --------   ----------
Shares sold...............     997,955   $ 11,549,802      987,758   $ 11,906,354   4,195,165   $48,675,456   490,012    $5,802,461
Reinvested dividends......     212,276      2,389,792      240,860      2,836,257     130,692     1,471,207     1,082        12,743
Shares redeemed...........  (1,077,864)   (12,489,736)  (1,138,647)   (13,605,414)   (703,582)   (8,091,712)  (52,078)     (613,417)
                            ----------   ------------   ----------   ------------   ---------   -----------   -------    ----------
Net increase..............     132,367   $  1,449,858       89,971   $  1,137,197   3,622,275   $42,054,951   439,016    $5,201,787
                            ==========   ============   ==========   ============   =========   ===========   =======    ==========

                              ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
                           -----------------------------------------------------
                                                  CLASS A
                           -----------------------------------------------------

                                 FOR THE YEAR                FOR THE YEAR
                                     ENDED                       ENDED
                                MARCH 31, 2002              MARCH 31, 2001
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
Shares sold..............   1,634,089   $ 17,708,729    4,233,265   $ 55,249,010
Reinvested dividends.....     290,534      3,084,858      765,294      9,449,709
Shares redeemed..........  (2,896,981)   (31,449,633)  (2,616,379)   (32,749,155)
                           ----------   ------------   ----------   ------------
Net increase
  (decrease).............    (972,358)  $(10,656,046)   2,382,180   $ 31,949,564
                           ==========   ============   ==========   ============

                             ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
                           ---------------------------------------------------
                                                 CLASS B
                           ---------------------------------------------------
                                                           FOR THE PERIOD
                                 FOR THE YEAR             OCTOBER 16, 2000*
                                     ENDED                     THROUGH
                                MARCH 31, 2002             MARCH 31, 2001
                           -------------------------   -----------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------   ---------   -----------
Shares sold..............   9,963,222   $108,679,386   1,706,496   $20,400,950
Reinvested dividends.....     157,361      1,671,142      10,795       133,290
Shares redeemed..........  (1,399,059)   (14,952,567)   (139,724)   (1,591,206)
                           ----------   ------------   ---------   -----------
Net increase
  (decrease).............   8,721,524   $ 95,397,961   1,577,567   $18,943,034
                           ==========   ============   =========   ===========

                                                                ----------------

                                                             STOCK PORTFOLIO
                            ---------------------------------------------------------------------------------
                                                   CLASS A                                   CLASS B
                            -----------------------------------------------------   -------------------------

                                  FOR THE YEAR                FOR THE YEAR                FOR THE YEAR
                                      ENDED                       ENDED                       ENDED
                                 MARCH 31, 2002              MARCH 31, 2001              MARCH 31, 2002
                            -------------------------   -------------------------   -------------------------
                              SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                            ----------   ------------   ----------   ------------   ----------   ------------
Shares sold...............   1,418,086   $ 19,460,060    2,974,140   $ 52,942,186    6,176,396   $ 89,693,274
Reinvested dividends......     374,403      5,356,886      546,940      9,499,932      209,378      2,991,114
Shares redeemed...........  (2,793,365)   (40,759,805)  (1,312,905)   (23,400,462)  (1,192,474)   (17,090,743)
                            ----------   ------------   ----------   ------------   ----------   ------------
Net increase (decrease)...  (1,000,876)  $(15,942,859)   2,208,175   $ 39,041,656    5,193,300   $ 75,593,645
                            ==========   ============   ==========   ============   ==========   ============

                                STOCK PORTFOLIO
                            -----------------------
                                    CLASS B
                            -----------------------
                                FOR THE PERIOD
                               OCTOBER 16, 2000*
                                    THROUGH
                                MARCH 31, 2001
                            -----------------------
                             SHARES       AMOUNT
                            ---------   -----------
Shares sold...............  1,101,204   $17,823,038
Reinvested dividends......      8,240       143,068
Shares redeemed...........    (86,124)   (1,295,943)
                            ---------   -----------
Net increase (decrease)...  1,023,358   $16,670,163
                            =========   ===========

                                           LARGE CAP GROWTH PORTFOLIO
                               --------------------------------------------------
                                                    CLASS A
                               --------------------------------------------------

                                    FOR THE YEAR              FOR THE YEAR
                                       ENDED                      ENDED
                                   MARCH 31, 2002            MARCH 31, 2001
                               ----------------------   -------------------------
                                SHARES      AMOUNT        SHARES        AMOUNT
                               --------   -----------   ----------   ------------
Shares sold..................   561,205   $ 4,750,182    2,183,333   $ 27,286,940
Reinvested dividends.........        --            --      275,064      3,012,530
Shares redeemed..............  (931,134)   (7,567,470)  (1,208,176)   (15,517,516)
                               --------   -----------   ----------   ------------
Net increase (decrease)......  (369,929)  $(2,817,288)   1,250,221   $ 14,781,954
                               ========   ===========   ==========   ============

                                           LARGE CAP GROWTH PORTFOLIO
                               --------------------------------------------------
                                                    CLASS B
                               --------------------------------------------------
                                                              FOR THE PERIOD
                                    FOR THE YEAR            OCTOBER 16, 2000*
                                        ENDED                    THROUGH
                                   MARCH 31, 2002             MARCH 31, 2001
                               -----------------------   ------------------------
                                SHARES       AMOUNT        SHARES       AMOUNT
                               ---------   -----------   ----------   -----------
Shares sold..................  4,448,739   $37,230,410    1,162,594   $11,830,349
Reinvested dividends.........         --            --       24,696       270,470
Shares redeemed..............   (740,589)   (5,975,065)    (104,086)   (1,005,840)
                               ---------   -----------   ----------   -----------
Net increase (decrease)......  3,708,150   $31,255,345    1,083,204   $11,094,979
                               =========   ===========   ==========   ===========

                                                                 LARGE CAP COMPOSITE PORTFOLIO
                               -------------------------------------------------------------------------------------------------
                                                   CLASS A                                           CLASS B
                               -----------------------------------------------   -----------------------------------------------
                                                                                                              FOR THE PERIOD
                                    FOR THE YEAR             FOR THE YEAR             FOR THE YEAR           OCTOBER 16, 2000*
                                       ENDED                    ENDED                     ENDED                   THROUGH
                                   MARCH 31, 2002           MARCH 31, 2001           MARCH 31, 2002           MARCH 31, 2001
                               ----------------------   ----------------------   -----------------------   ---------------------
                                SHARES      AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
                               --------   -----------   --------   -----------   ---------   -----------   --------   ----------
Shares sold..................   229,484   $ 2,137,975    565,452     6,782,895   1,733,146   $15,971,132   358,265    $3,797,407
Reinvested dividends.........     1,249        11,460     95,684     1,063,175         681         6,240     5,115        56,825
Shares redeemed..............  (361,690)   (3,303,267)  (558,313)   (6,641,123)   (404,471)   (3,611,731)  (35,811)     (356,071)
                               --------   -----------   --------   -----------   ---------   -----------   -------    ----------
Net increase (decrease)......  (130,957)  $(1,153,832)   102,823   $ 1,204,947   1,329,356   $12,365,641   327,569    $3,498,161
                               ========   ===========   ========   ===========   =========   ===========   =======    ==========

                                                                  LARGE CAP VALUE PORTFOLIO
                            -----------------------------------------------------------------------------------------------------
                                                 CLASS A                                             CLASS B
                            --------------------------------------------------   ------------------------------------------------
                                                                                                               FOR THE PERIOD
                                 FOR THE YEAR              FOR THE YEAR               FOR THE YEAR           OCTOBER 16, 2000*
                                    ENDED                      ENDED                      ENDED                   THROUGH
                                MARCH 31, 2002            MARCH 31, 2001             MARCH 31, 2002            MARCH 31, 2001
                            ----------------------   -------------------------   -----------------------   ----------------------
                             SHARES      AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
                            --------   -----------   ----------   ------------   ---------   -----------   --------   -----------
Shares sold...............   558,904   $ 5,967,041      974,632   $ 10,642,344   4,773,727   $51,073,872   869,893    $ 9,625,154
Reinvested dividends......    50,686       524,267      132,744      1,429,031     112,424     1,162,733    11,237        120,969
Shares redeemed...........  (640,886)   (6,756,562)  (1,038,156)   (11,292,850)   (806,582)   (8,382,571)  (95,604)    (1,025,348)
                            --------   -----------   ----------   ------------   ---------   -----------   -------    -----------
Net increase (decrease)...   (31,296)  $  (265,254)      69,220   $    778,525   4,079,569   $43,854,034   785,526    $ 8,720,775
                            ========   ===========   ==========   ============   =========   ===========   =======    ===========

----------------
260

                                                                   MID CAP GROWTH PORTFOLIO
                             ----------------------------------------------------------------------------------------------------
                                                  CLASS A                                             CLASS B
                             --------------------------------------------------   -----------------------------------------------
                                                                                                               FOR THE PERIOD
                                  FOR THE YEAR              FOR THE YEAR               FOR THE YEAR           OCTOBER 16, 2000*
                                     ENDED                      ENDED                      ENDED                   THROUGH
                                 MARCH 31, 2002            MARCH 31, 2001             MARCH 31, 2002           MARCH 31, 2001
                             ----------------------   -------------------------   -----------------------   ---------------------
                              SHARES      AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
                             --------   -----------   ----------   ------------   ---------   -----------   --------   ----------
Shares sold................   400,671   $ 3,955,661    1,496,261   $ 22,145,320   3,381,983   $33,378,928   836,886    $9,871,248
Reinvested dividends.......        --            --      406,359      4,884,911          --            --    41,863       503,089
Shares redeemed............  (599,416)   (5,691,994)  (1,442,420)   (21,586,196)   (817,900)   (7,803,516)  (75,026)     (810,529)
                             --------   -----------   ----------   ------------   ---------   -----------   -------    ----------
Net increase (decrease)....  (198,745)  $(1,736,333)     460,200   $  5,444,035   2,564,083   $25,575,412   803,723    $9,563,808
                             ========   ===========   ==========   ============   =========   ===========   =======    ==========

                                                                   MID CAP VALUE PORTFOLIO
                            -----------------------------------------------------------------------------------------------------
                                                 CLASS A                                             CLASS B
                            --------------------------------------------------   ------------------------------------------------
                                                                                                               FOR THE PERIOD
                                  FOR THE YEAR               FOR THE YEAR             FOR THE YEAR           OCTOBER 16, 2000*
                                      ENDED                     ENDED                     ENDED                   THROUGH
                                 MARCH 31, 2002             MARCH 31, 2001           MARCH 31, 2002            MARCH 31, 2001
                            -------------------------   ----------------------   -----------------------   ----------------------
                              SHARES        AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
                            ----------   ------------   --------   -----------   ---------   -----------   --------   -----------
Shares sold...............     614,683   $  7,792,894    730,932   $ 8,637,943   3,333,677   $42,202,865    693,540   $ 8,566,904
Reinvested dividends......      68,680        837,715    140,872     1,631,343     144,089     1,757,285     13,355       154,657
Shares redeemed...........  (1,210,098)   (15,465,148)  (716,817)   (8,490,488)   (594,744)   (7,403,484)  (101,113)   (1,235,419)
                            ----------   ------------   --------   -----------   ---------   -----------   --------   -----------
Net increase (decrease)...    (526,735)  $ (6,834,539)   154,987   $ 1,778,798   2,883,022   $36,556,666    605,782   $ 7,486,142
                            ==========   ============   ========   ===========   =========   ===========   ========   ===========

                                                              SMALL CAP PORTFOLIO
                                 ------------------------------------------------------------------------------
                                                      CLASS A                                  CLASS B
                                 --------------------------------------------------   -------------------------

                                      FOR THE YEAR              FOR THE YEAR                FOR THE YEAR
                                         ENDED                      ENDED                       ENDED
                                     MARCH 31, 2002            MARCH 31, 2001              MARCH 31, 2002
                                 ----------------------   -------------------------   -------------------------
                                  SHARES      AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                                 --------   -----------   ----------   ------------   ----------   ------------
Shares sold....................   464,653   $ 3,782,488    1,128,802   $ 13,269,242    4,625,123   $ 37,860,858
Reinvested dividends...........        --            --      344,650      3,265,897           --             --
Shares redeemed................  (626,474)   (5,013,764)  (1,154,972)   (13,293,323)  (1,676,031)   (13,337,428)
                                 --------   -----------   ----------   ------------   ----------   ------------
Net increase (decrease)........  (161,821)  $(1,231,276)     318,480   $  3,241,816    2,949,092   $ 24,523,430
                                 ========   ===========   ==========   ============   ==========   ============

                                  SMALL CAP PORTFOLIO
                                 ---------------------
                                        CLASS B
                                 ---------------------
                                    FOR THE PERIOD
                                   OCTOBER 16, 2000*
                                        THROUGH
                                    MARCH 31, 2001
                                 ---------------------
                                  SHARES      AMOUNT
                                 --------   ----------
Shares sold....................  593,038    $5,598,741
Reinvested dividends...........   24,712       234,103
Shares redeemed................  (46,974)     (412,987)
                                 -------    ----------
Net increase (decrease)........  570,776    $5,419,857
                                 =======    ==========

                                     INTERNATIONAL EQUITY PORTFOLIO
                           ---------------------------------------------------
                                                 CLASS A
                           ---------------------------------------------------

                                FOR THE YEAR               FOR THE YEAR
                                    ENDED                      ENDED
                               MARCH 31, 2002             MARCH 31, 2001
                           -----------------------   -------------------------
                            SHARES       AMOUNT        SHARES        AMOUNT
                           ---------   -----------   ----------   ------------
Shares sold..............    245,626   $ 1,968,887    1,061,968   $ 11,903,994
Reinvested dividends.....      8,285        61,567       76,028        755,569
Shares redeemed..........   (560,893)   (4,411,224)  (1,142,177)   (12,296,697)
                           ---------   -----------   ----------   ------------
Net increase
  (decrease).............   (306,982)  $(2,380,770)      (4,181)  $    362,866
                           =========   ===========   ==========   ============

                                      INTERNATIONAL EQUITY PORTFOLIO
                           -----------------------------------------------------
                                                  CLASS B
                           -----------------------------------------------------
                                                             FOR THE PERIOD
                                  FOR THE YEAR              OCTOBER 16, 2000*
                                      ENDED                      THROUGH
                                 MARCH 31, 2002              MARCH 31, 2001
                           ---------------------------   -----------------------
                              SHARES         AMOUNT       SHARES       AMOUNT
                           ------------   ------------   ---------   -----------
Shares sold..............    13,563,980   $103,016,326   1,318,383   $11,845,221
Reinvested dividends.....        12,717         94,433       4,472        44,430
Shares redeemed..........   (11,634,917)   (88,515,702)   (693,679)   (6,087,967)
                           ------------   ------------   ---------   -----------
Net increase
  (decrease).............     1,941,780   $ 14,595,057     629,176   $ 5,801,684
                           ============   ============   =========   ===========

                                                                ----------------

                                                            DIVERSIFIED FIXED INCOME PORTFOLIO
                          -------------------------------------------------------------------------------------------------------
                                                CLASS A                                              CLASS B
                          ---------------------------------------------------   -------------------------------------------------
                                                                                                               FOR THE PERIOD
                               FOR THE YEAR               FOR THE YEAR                FOR THE YEAR            OCTOBER 16, 2000*
                                   ENDED                      ENDED                       ENDED                    THROUGH
                              MARCH 31, 2002             MARCH 31, 2001              MARCH 31, 2002            MARCH 31, 2001
                          -----------------------   -------------------------   -------------------------   ---------------------
                           SHARES       AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
                          ---------   -----------   ----------   ------------   ----------   ------------   --------   ----------
Shares sold.............    662,631   $ 6,614,306      881,153   $  8,667,765    6,488,562   $ 64,474,676   701,140    $6,908,724
Reinvested dividends....     44,400       433,577      106,803      1,021,090      104,096      1,016,423     3,547        33,910
Shares redeemed.........   (837,306)   (8,265,971)  (1,066,156)   (10,500,971)  (2,308,817)   (22,834,648)  (30,114)     (297,783)
                          ---------   -----------   ----------   ------------   ----------   ------------   -------    ----------
Net increase
  (decrease)............   (130,275)  $(1,218,088)     (78,200)  $   (812,116)   4,283,841   $ 42,656,451   674,573    $6,644,851
                          =========   ===========   ==========   ============   ==========   ============   =======    ==========

                                                                CASH MANAGEMENT PORTFOLIO
                        ----------------------------------------------------------------------------------------------------------
                                             CLASS A                                                CLASS B
                        --------------------------------------------------   -----------------------------------------------------
                                                                                                               FOR THE PERIOD
                              FOR THE YEAR               FOR THE YEAR               FOR THE YEAR              OCTOBER 16, 2000*
                                  ENDED                     ENDED                       ENDED                      THROUGH
                             MARCH 31, 2002             MARCH 31, 2001             MARCH 31, 2002              MARCH 31, 2001
                        -------------------------   ----------------------   ---------------------------   -----------------------
                          SHARES        AMOUNT       SHARES      AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                        ----------   ------------   --------   -----------   -----------   -------------   ---------   -----------
Shares sold...........   1,533,253   $ 16,629,828    653,823   $ 6,890,476    16,492,173   $ 178,781,443   1,798,783   $18,098,737
Reinvested
  dividends...........       4,141         44,972      4,144        43,714        17,498         190,028         595         6,286
Shares redeemed.......  (1,234,050)   (13,395,974)  (603,059)   (6,311,183)  (14,293,914)   (155,019,191)   (825,227)   (7,723,654)
                        ----------   ------------   --------   -----------   -----------   -------------   ---------   -----------
Net increase..........     303,344   $  3,278,826     54,908   $   623,007     2,215,757   $  23,952,280     974,151   $10,381,369
                        ==========   ============   ========   ===========   ===========   =============   =========   ===========

                                                                 FOCUS GROWTH PORTFOLIO
                       -----------------------------------------------------------------------------------------------------------
                                             CLASS A                                                CLASS B
                       ---------------------------------------------------   -----------------------------------------------------
                                                       FOR THE PERIOD                                          FOR THE PERIOD
                             FOR THE YEAR              JULY 5, 2000**               FOR THE YEAR              OCTOBER 16, 2000*
                                 ENDED                     THROUGH                      ENDED                      THROUGH
                            MARCH 31, 2002             MARCH 31, 2001              MARCH 31, 2002              MARCH 31, 2001
                       -------------------------   -----------------------   ---------------------------   -----------------------
                         SHARES        AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                       ----------   ------------   ---------   -----------   -----------   -------------   ---------   -----------
Shares sold..........     441,900   $  3,238,341   2,795,206   $26,320,007     4,347,643   $  31,590,792   1,621,256   $12,848,510
Reinvested
  dividends..........          --             --          --            --            --              --          --            --
Shares redeemed......  (1,916,424)   (14,557,098)   (182,739)   (1,560,938)   (1,090,678)     (7,594,516)    (94,388)     (703,448)
                       ----------   ------------   ---------   -----------   -----------   -------------   ---------   -----------
Net increase
  (decrease).........  (1,474,524)  $(11,318,757)  2,612,467   $24,759,069     3,256,965   $  23,996,276   1,526,868   $12,145,062
                       ==========   ============   =========   ===========   ===========   =============   =========   ===========

                                     FOCUS TECHNET PORTFOLIO                            FOCUS GROWTH & INCOME PORTFOLIO
                       ---------------------------------------------------   -----------------------------------------------------
                                             CLASS B                                                CLASS B
                       ---------------------------------------------------   -----------------------------------------------------
                                                       FOR THE PERIOD                                          FOR THE PERIOD
                             FOR THE YEAR            DECEMBER 29, 2000*             FOR THE YEAR             DECEMBER 29, 2000*
                                 ENDED                     THROUGH                      ENDED                      THROUGH
                            MARCH 31, 2002             MARCH 31, 2001              MARCH 31, 2002              MARCH 31, 2001
                       -------------------------   -----------------------   ---------------------------   -----------------------
                         SHARES        AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                       ----------   ------------   ---------   -----------   -----------   -------------   ---------   -----------
Shares sold..........   2,958,341   $ 15,244,775   1,025,104   $ 9,963,245     2,020,562   $  16,335,993     763,718   $ 7,507,177
Reinvested
  dividends..........          --             --          --            --           923           7,500          --            --
Shares redeemed......  (1,143,902)    (5,063,622)       (884)       (5,445)     (214,466)     (1,738,822)       (801)       (7,014)
                       ----------   ------------   ---------   -----------   -----------   -------------   ---------   -----------
Net increase.........   1,814,439   $ 10,181,153   1,024,220   $ 9,957,800     1,807,019   $  14,604,671     762,917   $ 7,500,163
                       ==========   ============   =========   ===========   ===========   =============   =========   ===========

----------------
262

                                                                  FOCUS VALUE PORTFOLIO
                                                              -----------------------------
                                                                         CLASS B
                                                              -----------------------------
                                                                     FOR THE PERIOD
                                                                    OCTOBER 1, 2001*
                                                                         THROUGH
                                                                     MARCH 31, 2002
                                                              -----------------------------
                                                               SHARES             AMOUNT
                                                              ---------         -----------
Shares sold.................................................  1,693,088         $17,929,449
Reinvested dividends........................................      9,479             108,500
Shares redeemed.............................................    (25,888)           (294,216)
                                                              ---------         -----------
Net increase................................................  1,676,679         $17,743,733
                                                              =========         ===========

*  Inception of the class/fund

8. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with affiliated brokers:

                                          J.P. MORGAN                                                 PRUDENTIAL        GOLDMAN
                                        SECURITIES, INC.      M.J. WHITMAN, INC.      FRED ALGER      SECURITIES      SACHS & CO.
                                        ----------------      ------------------      ----------      ----------      -----------
Multi Managed Growth..................        4,618                     --                   --          4,208           10,363
Managed Moderate Growth...............        4,702                     --                   --          4,390           10,436
Multi-Managed Income/Equity...........        2,261                     --                   --          1,867            6,080
Multi-Managed Income..................          998                     --                   --            856            2,556
Asset Allocation: Diversified
  Growth..............................        3,199                     --                   --            415           56,651
Stock.................................       10,225                     --                   --          5,960           21,574
Large Cap Growth......................          839                     --                   --             --            1,596
Large Cap Composite...................        2,045                     --                   --          1,144            3,826
Large Cap Value.......................        1,782                     --                   --          1,394            1,815
Mid Cap Growth........................        1,340                     --                   --          1,533            4,285
Mid Cap Value.........................        2,441                     --                   --          5,234            3,733
Small Cap.............................          672                     --                   --          5,087            2,052
International Equity..................            9                     --                   --             --               20
Focus Growth..........................        3,005                     --               34,185            523           12,847
Focus Technet.........................        1,570                     --                   --            844            2,529
Focus Growth & Income.................        1,156                     --                   --          1,536            4,483
Focus Value...........................          161                 12,807                   --            344            2,611

Effective January 1, 1999, SAAMCo, the investment adviser, became a wholly owned subsidiary of AIG. As disclosed in the investment portfolios, certain Portfolios own securities in issuers referred to as an affiliate company. Affiliated companies include AIG or an affiliate thereof and issuers of which AIG holds 5% or more ownership. During the period ended March 31, 2002, transactions in securities of AIG and subsidiaries of AIG were as follows:

                                                                                         REALIZED
                                                                 SECURITY                GAIN/LOSS    INCOME
                                                    ---------------------------------------------------------
Multi-Managed Moderate Growth.....................  American General Corp.               $     --     $7,763
                                                    American General Finance Corp.             --      6,250
Multi-Managed Income/Equity.......................  American General Corp.                     --      9,113
                                                    American General Finance Corp.             --      6,250
Asset Allocation: Diversified Growth..............  American International Group, Inc.         21      1,712
                                                    American General Corp.                     --      2,875

                                                                ----------------

                                                                                         REALIZED
                                                                 SECURITY                GAIN/LOSS    INCOME
                                                    ---------------------------------------------------------
Large Cap Growth..................................  American International Group, Inc.   $(42,695)    $  230
Large Cap Composite...............................  American International Group, Inc.          1        290
                                                    American General Corp.                     --        140
Large Cap Value...................................  American International Group, Inc.      7,635      1,109
                                                    American General Corp.                     --      1,880
Mid Cap Growth....................................  Crown Castle International Corp.      (11,610)        --
                                                    Hearst-Argyle Television                 (425)        --
                                                    Mettler-Toledo International, Inc.     (1,685)        --
Mid Cap Value.....................................  21st Century Insurance Group               --         58
                                                    Pentair, Inc.                             141        217
                                                    Transatlantic Holdings, Inc.               --         52
Small Cap.........................................  Mettler-Toledo International, Inc.      2,176         --
                                                    North Pittsburgh Systems, Inc.             --        109
                                                    Pittston Brink's Group                     --         67
                                                    Pomeroy Computer Resources               (114)        --
                                                    RPM, Inc.                                 129        688

9. INVESTMENT CONCENTRATION: All Portfolios except the Cash Management Portfolio may invest in foreign securities. The International Equity Portfolio invests primarily in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. This will particularly affect the International Equity Portfolio.

10. COMMITMENTS AND CONTINGENCIES: The Fund has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Fund's custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the $75 million committed line of credit, which is included in other expenses in the Statement of Operations. During the year ended March 31, 2002, the Focus Growth Fund had an average debt utilization of $82,129 over a period of 5 days. Interest of $38 was paid for a weighted average interest rate of 3.26%.

----------------
264

                 (This page has been left blank intentionally.)

                                                                ----------------

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      DIVIDENDS
                                                                       DECLARED     DIVIDENDS      NET
          NET ASSET                   NET REALIZED                     FROM NET     FROM NET      ASSET
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-      REALIZED      VALUE
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT        MENT        GAIN ON      END OF       TOTAL
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)     INCOME     INVESTMENTS    PERIOD    RETURN(***)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                        Multi-Managed Growth Portfolio Class A

4/15/97-
3/31/98      $10.00      $ 0.18          $ 2.95          $  3.13        $(0.08)      $(0.20)     $ 12.85       31.55%
3/31/99       12.85        0.16            4.41             4.57         (0.18)       (0.03)       17.21       35.98
3/31/00       17.21        0.18            7.72             7.90         (0.19)       (3.44)       21.48       49.03
3/31/01       21.48        0.30           (6.30)           (6.00)        (0.06)       (3.26)       12.16      (30.90)
3/31/02       12.16        0.16           (1.09)           (0.93)        (0.20)       (0.43)       10.60       (7.77)

                                        Multi-Managed Growth Portfolio Class B
10/16/00-
3/31/01       19.41        0.11           (4.05)           (3.94)        (0.06)       (3.26)       12.15      (23.61)

3/31/02       12.15        0.13           (1.07)           (0.94)        (0.18)       (0.43)       10.60       (7.83)

                                   Multi-Managed Moderate Growth Portfolio Class A
4/15/97-
3/31/98       10.00        0.27            2.40             2.67         (0.13)       (0.17)       12.37       26.86

3/31/99       12.37        0.28            3.10             3.38         (0.23)       (0.02)       15.50       27.73
3/31/00       15.50        0.33            5.24             5.57         (0.30)       (2.17)       18.60       37.90
3/31/01       18.60        0.44           (4.25)           (3.81)        (0.10)       (2.48)       12.21      (22.41)
3/31/02       12.21        0.27           (0.90)           (0.63)        (0.25)       (0.29)       11.04       (5.27)

                                   Multi-Managed Moderate Growth Portfolio Class B
10/16/00-
3/31/01       17.42        0.17           (2.82)           (2.65)        (0.09)       (2.48)       12.20      (17.24)

3/31/02       12.20        0.24           (0.88)           (0.64)        (0.23)       (0.29)       11.04       (5.35)

                                    Multi-Managed Income/Equity Portfolio Class A
4/15/97-
3/31/98       10.00        0.41            1.68             2.09         (0.20)       (0.10)       11.79       21.10
3/31/99       11.79        0.43            1.57             2.00         (0.36)       (0.10)       13.33       17.27

3/31/00       13.33        0.49            1.87             2.36         (0.41)       (0.99)       14.29       18.52
3/31/01       14.29        0.54           (1.79)           (1.25)        (0.16)       (0.95)       11.93       (9.21)
3/31/02       11.93        0.41           (0.54)           (0.13)        (0.34)       (0.35)       11.11       (1.15)

                                    Multi-Managed Income/Equity Portfolio Class B
10/16/00-
3/31/01       13.92        0.22           (1.10)           (0.88)        (0.16)       (0.95)       11.93       (6.82)

3/31/02       11.93        0.37           (0.52)           (0.15)        (0.33)       (0.35)       11.10       (1.38)

                                        RATIO OF
                                           NET
          NET ASSETS     RATIO OF      INVESTMENT
            END OF      EXPENSES TO     INCOME TO
 PERIOD     PERIOD      AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED      (000'S)      ASSETS(+)    NET ASSETS(+)   TURNOVER
          -----------------------------------------------------
--------
--------  -----------------------------------------------------

                 Multi-Managed Growth Portfolio Class A
4/15/97-
3/31/98   $    32,481      1.29%#         1.52%#         114%
3/31/99        69,712      1.19           1.11           124
3/31/00       103,976      1.15           0.98           117
3/31/01        97,476      1.06           1.73           123
3/31/02        84,012      1.05           1.35           102

                 Multi-Managed Growth Portfolio Class B
10/16/00
3/31/01        11,088      1.19#          1.79#          123
3/31/02        49,770      1.20           1.15           102

            Multi-Managed Moderate Growth Portfolio Class A
4/15/97-
3/31/98        32,622      1.21#          2.36#          101
3/31/99        75,694      1.16           2.08           105
3/31/00       107,421      1.10           1.97           108
3/31/01       104,548      1.01           2.72           118
3/31/02        96,218      0.99           2.28           102

            Multi-Managed Moderate Growth Portfolio Class B
10/16/00
3/31/01        13,305      1.14#          2.80#          118
3/31/02        81,687      1.14           2.04           102

             Multi-Managed Income/Equity Portfolio Class A
4/15/97-
3/31/98        25,957      1.14#          3.72#           46
3/31/99        62,121      1.14           3.51            65
3/31/00        74,778      1.10           3.61            68
3/31/01        72,843      1.04           4.01            86
3/31/02        68,230      1.00           3.49            62

             Multi-Managed Income/Equity Portfolio Class B
10/16/00
3/31/01         7,515      1.16#          4.02#           86
3/31/02        64,073      1.14           3.24            62

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  + The investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                                      EXPENSES
                                                ----------------------------------------------------
                                                3/31/98#   3/31/99    3/31/00    3/31/01    3/31/02
                                                --------   --------   --------   --------   --------
Multi-Managed Growth Portfolio Class A........   1,44%      1.19%       1.15%     1.06%       1.05%
Multi-Managed Growth Portfolio Class B........     --         --          --      1.19#       1.20
Multi-Managed Moderate Growth Portfolio
  Class A.....................................   1.40       1.16        1.10      1.01        0.99
Multi-Managed Moderate Growth Portfolio
  Class B.....................................     --         --          --      1.14#       1.14
Multi-Managed Income/Equity Portfolio
  Class A.....................................   1.43       1.14        1.10      1.04        1.00
Multi-Managed Income/Equity Portfolio
  Class B.....................................     --         --          --      1.16#       1.14

                                                            NET INVESTMENT INCOME (LOSS)
                                                ----------------------------------------------------
                                                3/31/98#   3/31/99    3/31/00    3/31/01    3/31/02
                                                --------   --------   --------   --------   --------
Multi-Managed Growth Portfolio Class A........   1.37%      1.11%       0.98%     1.73%       1.35%
Multi-Managed Growth Portfolio Class B........     --         --          --      1.79%#      1.15
Multi-Managed Moderate Growth Portfolio
  Class A.....................................   2.17       2.08        1.97      2.72        2.28
Multi-Managed Moderate Growth Portfolio
  Class B.....................................     --         --          --      2.80#       2.04
Multi-Managed Income/Equity Portfolio
  Class A.....................................   3.43       3.51        3.61      4.01        3.49
Multi-Managed Income/Equity Portfolio
  Class B.....................................     --         --          --      4.02#       3.24

See Notes to Financial Statements

----------------
266

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVIDENDS
                                                                      DECLARED     DIVIDENDS      NET                      NET
          NET ASSET                   NET REALIZED                    FROM NET     FROM NET      ASSET                    ASSETS
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-     REALIZED      VALUE                    END OF
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT       MENT        GAIN ON      END OF       TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)    INCOME     INVESTMENTS    PERIOD    RETURN(***)   (000'S)
---------------------------------------------------------------------------------------------------------------------------------

                                             Multi-Managed Income Portfolio Class A
4/15/97-
3/31/98      $10.00      $0.51           $1.15            $1.66        $(0.27)      $(0.10)      $11.29       16.81%     $ 18,378
3/31/99       11.29       0.53            0.72             1.25         (0.40)       (0.07)       12.07       11.19        50,250
3/31/00       12.07       0.57            0.49             1.06         (0.54)       (0.40)       12.19        9.16        54,037

3/31/01       12.19       0.61           (0.53)            0.08         (0.14)       (0.48)       11.65        0.60        52,683
3/31/02       11.65       0.51           (0.40)            0.11         (0.40)       (0.16)       11.20        0.88        52,122

                                             Multi-Managed Income Portfolio Class B

10/16/00-
3/31/01       12.31       0.25           (0.29)           (0.04)        (0.14)       (0.48)       11.65       (0.40)        5,113
3/31/02       11.65       0.48           (0.40)            0.08         (0.38)       (0.16)       11.19        0.65        45,459

                                     Asset Allocation: Diversified Growth Portfolio Class A
4/15/97-
3/31/98       10.00       0.23            1.76             1.99         (0.12)       (0.16)       11.71       20.09        50,384
3/31/99       11.71       0.14            0.90             1.04         (0.12)       --           12.63        9.02       117,663

3/31/00       12.63       0.21            2.04             2.25         (0.22)       (0.71)       13.95       18.14       161,058
3/31/01       13.95       0.28           (2.45)           (2.17)        (0.07)       (0.63)       11.08      (16.04)      154,240
3/31/02       11.08       0.17           (0.32)           (0.15)        (0.16)       (0.07)       10.70       (1.34)      138,550

                                     Asset Allocation: Diversified Growth Portfolio Class B

10/16/00-
3/31/01       13.04       0.10           (1.37)           (1.27)        (0.07)       (0.63)       11.07      (10.29)       17,465
3/31/02       11.07       0.13           (0.28)           (0.15)        (0.15)       (0.07)       10.70       (1.49)      110,186

                                                    Stock Portfolio Class A
4/15/97-
3/31/98       10.00       0.03            4.80             4.83         (0.02)       (0.15)       14.66       48.59        42,085
3/31/99       14.66       0.03            1.84             1.87         (0.02)       (0.30)       16.21       13.05        97,047

3/31/00       16.21      (0.01)           4.47             4.46         --           (1.07)       19.60       28.35       132,831
3/31/01       19.60       0.01           (4.03)           (4.02)        --           (1.23)       14.35      (21.62)      128,896
3/31/02       14.35       0.01            0.62             0.63         (0.01)       (0.61)       14.36        4.36       114,656

                                                    Stock Portfolio Class B
10/16/00-
3/31/01       18.58       0.02           (3.03)           (3.01)        --           (1.23)       14.34      (17.37)       14,671

3/31/02       14.34      (0.02)           0.62             0.60         --           (0.61)       14.33        4.18        89,106

--------  ---------------------------------------
                          RATIO OF
                             NET
           RATIO OF      INVESTMENT
          EXPENSES TO     INCOME TO
 PERIOD   AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED     ASSETS(+)    NET ASSETS(+)   TURNOVER
--------  ---------------------------------------

          Multi-Managed Income Portfolio Class A
4/15/97-
3/31/98     1.06%#          4.69%#          47%
3/31/99     1.06            4.50            43
3/31/00     1.06            4.72            61
3/31/01     1.06            5.04            85
3/31/02     1.05(1)         4.40(1)         57

          Multi-Managed Income Portfolio Class B
10/16/00
3/31/01     1.20#           4.86#           85
3/31/02     1.20(1)         4.15(1)         57

           Asset Allocation: Diversified Growth
                    Portfolio Class A
4/15/97-
3/31/98     1.21#           2.06#          166
3/31/99     1.21            1.21           149
3/31/00     1.21            1.58           156
3/31/01     0.98@           2.12@          193
3/31/02     0.96            1.53           233

           Asset Allocation: Diversified Growth
                    Portfolio Class B
10/16/00
3/31/01     1.12#@          1.95#@         193
3/31/02     1.11            1.22           233

                 Stock Portfolio Class A
4/15/97-
3/31/98     1.21#           0.24#           46
3/31/99     1.10            0.20            52
3/31/00     1.06           (0.05)           75
3/31/01     0.95            0.07            77
3/31/02     0.95            0.04            59

                 Stock Portfolio Class B
10/16/00
3/31/01     1.08#           0.11#           77
3/31/02     1.10           (0.13)           59

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

 @ Gross of custody credits of 0.01%

 (1) Ratio includes advisory fee recoupment which increased the net expense ratio and decreased the net investment income ratio by 0.04% and 0.05% for Class A and Class B, respectively.

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                        EXPENSES
                                                  ----------------------------------------------------
                                                  3/31/98#   3/31/99    3/31/00    3/31/01    3/31/02
                                                  --------   --------   --------   --------   --------
Multi-Managed Income Portfolio Class A..........   1.50%      1.07%      1.08%      1.09%      1.05%
Multi-Managed Income Portfolio Class B..........     --         --         --       1.20#      1.20
Asset Allocation: Diversified Growth Portfolio
  Class A.......................................   1.53       1.22       1.21       0.98       0.96
Asset Allocation: Diversified Growth Portfolio
  Class B.......................................     --         --         --       1.12#      1.11
Stock Portfolio Class A.........................   1.26       1.10       1.06       0.95       0.95
Stock Portfolio Class B.........................     --         --         --       1.08#      1.10

                                                              NET INVESTMENT INCOME (LOSS)
                                                  ----------------------------------------------------
                                                  3/31/98#   3/31/99    3/31/00    3/31/01    3/31/02
                                                  --------   --------   --------   --------   --------
Multi-Managed Income Portfolio Class A..........   4.25%      4.49%      4.70%      5.01%      4.40%
Multi-Managed Income Portfolio Class B..........     --         --         --       4.86#      4.15
Asset Allocation: Diversified Growth Portfolio
  Class A.......................................   1.74       1.20       1.58       2.12       1.53
Asset Allocation: Diversified Growth Portfolio
  Class B.......................................     --         --         --       1.95#      1.22
Stock Portfolio Class A.........................   0.19       0.20      (0.05)      0.07       0.04
Stock Portfolio Class B.........................     --         --         --       0.11#     (0.13)

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVIDENDS
                                                                      DECLARED     DIVIDENDS      NET                      NET
          NET ASSET                   NET REALIZED                    FROM NET     FROM NET      ASSET                    ASSETS
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-     REALIZED      VALUE                    END OF
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT       MENT        GAIN ON      END OF       TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)    INCOME     INVESTMENTS    PERIOD    RETURN(***)   (000'S)
---------------------------------------------------------------------------------------------------------------------------------

                                               Large Cap Growth Portfolio Class A

2/8/99-
3/31/99      $10.00      $--            $  0.77          $  0.77       $--          $--          $10.77        7.70%     $ 14,916
3/31/00       10.77      (0.04)            4.53             4.49        (0.01)       (0.30)       14.95       41.95        27,860
3/31/01       14.95      (0.01)           (5.35)           (5.36)       (0.02)       (1.19)        8.38      (37.78)       26,094
3/31/02        8.38      --               (0.40)           (0.40)       --           --            7.98       (4.77)       21,905

                                               Large Cap Growth Portfolio Class B
10/16/00-
3/31/01       12.65       0.01            (3.07)           (3.06)       (0.02)       (1.19)        8.38      (26.48)        9,073

3/31/02        8.38      (0.02)           (0.39)           (0.41)       --           --            7.97       (4.89)       38,180

                                             Large Cap Composite Portfolio Class A
2/8/99-
3/31/99       10.00       0.01             0.43             0.44        --           --           10.44        4.40        11,834

3/31/00       10.44       0.01             2.64             2.65        (0.02)       (0.02)       13.05       25.42        18,672
3/31/01       13.05      --               (3.02)           (3.02)       --           (0.73)        9.30      (24.05)       14,265
3/31/02        9.30       0.01            (0.11)           (0.10)       --           (0.01)        9.19       (1.10)       12,889

                                             Large Cap Composite Portfolio Class B

10/16/00-
3/31/01       12.23      --               (2.20)           (2.20)       --           (0.73)        9.30      (18.96)        3,046
3/31/02        9.30      --               (0.11)           (0.11)       --           (0.01)        9.18       (1.24)       15,204

                                               Large Cap Value Portfolio Class A
2/8/99-
3/31/99       10.00       0.02             0.19             0.21        --           --           10.21        2.10        13,625

3/31/00       10.21       0.13             0.44             0.57        (0.11)       (0.26)       10.41        5.59        16,751
3/31/01       10.41       0.12             1.05             1.17        (0.12)       (0.77)       10.69       11.14        17,942
3/31/02       10.69       0.10             0.15             0.25        (0.06)       (0.28)       10.60        2.43        17,457

                                               Large Cap Value Portfolio Class B

10/16/00-
3/31/01       10.86       0.04             0.67             0.71        (0.11)       (0.77)       10.69        6.51         8,396
3/31/02       10.69       0.08             0.15             0.23        (0.04)       (0.28)       10.60        2.28        51,550

--------  ---------------------------------------
                          RATIO OF
                             NET
           RATIO OF      INVESTMENT
          EXPENSES TO     INCOME TO
 PERIOD   AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED     ASSETS(+)    NET ASSETS(+)   TURNOVER
--------  ---------------------------------------

            Large Cap Growth Portfolio Class A
2/8/99-
3/31/99     1.10%#          0.20%#          6%
3/31/00     1.10++         (0.31)++        74
3/31/01     1.10@          (0.07)@         40
3/31/02     1.10           (0.03)          43

            Large Cap Growth Portfolio Class B
10/16/00
3/31/01     1.25#@          0.05#@         40
3/31/02     1.25           (0.19)          43

          Large Cap Composite Portfolio Class A
2/8/99-
3/31/99     1.10#           0.55#           8
3/31/00     1.10++          0.08++         38
3/31/01     1.10@          (0.03)@         64
3/31/02     1.10            0.16           64

          Large Cap Composite Portfolio Class B
10/16/00
3/31/01     1.25#@          0.08#@         64
3/31/02     1.25           --              64

            Large Cap Value Portfolio Class A
2/8/99-
3/31/99     1.10#           1.53#           5
3/31/00     1.10++          1.21++         52
3/31/01     1.10@           1.08@          49
3/31/02     1.10            0.90           30

            Large Cap Value Portfolio Class B
10/16/00
3/31/01     1.25#@          0.84#@         49
3/31/02     1.25            0.72           30

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  ++ The ratios reflect an expense cap of 1.10% which is net of custody credits of (0.01%), (0.02%) and (0.02%) for the Large Cap Growth Class A, Large Cap Composite Class A and Large Cap Value Class A, respectively, or waivers/reimbursements if applicable

 @ The ratios reflect an expense cap of 1.10% and 1.25% for Class A and Class B, respectively, which are net of custody credits of (0.01%) or waivers/reimbursements if applicable

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                            EXPENSES                          NET INVESTMENT INCOME (LOSS)
                                            -----------------------------------------   -----------------------------------------
                                            3/31/99#   3/31/00    3/31/01    3/31/02    3/31/99#   3/31/00    3/31/01    3/31/02
                                            --------   --------   --------   --------   --------   --------   --------   --------
Large Cap Growth Portfolio Class A........    2.12%     1.31%      1.36%      1.15%     (0.82)%    (0.52)%    (0.33)%    (0.09)%
Large Cap Growth Portfolio Class B........      --        --       1.44#      1.29         --         --      (0.14)#    (0.23)
Large Cap Composite Portfolio Class A.....    2.33      1.50       1.69       1.56      (0.68)     (0.32)     (0.62)     (0.30)
Large Cap Composite Portfolio Class B.....      --        --       1.87#      1.68         --         --      (0.54)#    (0.43)
Large Cap Value Portfolio Class A.........    2.16      1.41       1.64       1.20       0.47       0.90       0.54       0.80
Large Cap Value Portfolio Class B.........      --        --       1.64#      1.31         --         --       0.45#      0.65

See Notes to Financial Statements

----------------
268

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVIDENDS
                                                                      DECLARED     DIVIDENDS      NET                      NET
          NET ASSET                   NET REALIZED                    FROM NET     FROM NET      ASSET                    ASSETS
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-     REALIZED      VALUE                    END OF
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT       MENT        GAIN ON      END OF       TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)    INCOME     INVESTMENTS    PERIOD    RETURN(***)   (000'S)
---------------------------------------------------------------------------------------------------------------------------------

                                                Mid Cap Growth Portfolio Class A
2/8/99-
3/31/99      $10.00      $--            $  0.46          $  0.46       $--          $--          $10.46        4.60%     $ 13,887
3/31/00       10.46      (0.09)            7.94             7.85        --           (0.36)       17.95       75.89        28,059

3/31/01       17.95      (0.10)           (5.35)           (5.45)       --           (3.16)        9.34      (34.29)       18,897
3/31/02        9.34      (0.07)            0.80             0.73        --           --           10.07        7.82        18,380

                                                Mid Cap Growth Portfolio Class B
10/16/00-
3/31/01       15.69      (0.04)           (3.16)           (3.20)       --           (3.16)        9.33      (24.91)        7,499

3/31/02        9.33      (0.08)            0.80             0.72        --           --           10.05        7.72        33,843

                                                Mid Cap Value Portfolio Class A
2/8/99-
3/31/99       10.00       0.02            (0.04)           (0.02)       --           --            9.98       (0.20)       13,088

3/31/00        9.98       0.11             0.84             0.95        (0.09)       (0.32)       10.52        9.76        16,640
3/31/01       10.52       0.13             2.49             2.62        (0.11)       (0.88)       12.15       25.38        21,103
3/31/02       12.15       0.10             1.93             2.03        (0.09)       (0.68)       13.41       17.38        16,222

                                                Mid Cap Value Portfolio Class B

10/16/00-
3/31/01       11.76       0.05            (0.43)           (0.38)       (0.11)        0.88        12.15       12.13         7,358
3/31/02       12.15       0.09             1.92             2.01        (0.08)       (0.68)       13.40       17.13        46,746

                                                  Small Cap Portfolio Class A
2/8/99-
3/31/99       10.00      --               (0.09)           (0.09)       --           --            9.91       (0.90)       11,140

3/31/00        9.91      (0.03)            4.65             4.62        (0.01)       (0.44)       14.08       46.99        21,144
3/31/01       14.08      (0.02)           (3.91)           (3.93)       --           (2.12)        8.03      (30.20)       14,611
3/31/02        8.03      (0.02)            0.35             0.33        --           --            8.36        4.11        13,864

                                                  Small Cap Portfolio Class B

10/16/00-
3/31/01       12.39      --               (2.25)           (2.25)       --           (2.12)        8.02      (20.76)        4,578
3/31/02        8.02      (0.04)            0.36             0.32        --           --            8.34        3.99        29,363

--------  ---------------------------------------
                          RATIO OF
                             NET
           RATIO OF      INVESTMENT
          EXPENSES TO     INCOME TO
 PERIOD   AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED     ASSETS(+)    NET ASSETS(+)   TURNOVER
--------  ---------------------------------------

             Mid Cap Growth Portfolio Class A
2/8/99-
3/31/99     1.15%#         (0.15)%#         5%
3/31/00     1.15++         (0.68)++        68
3/31/01     1.15@          (0.72)@         68
3/31/02     1.15           (0.72)          70

             Mid Cap Growth Portfolio Class B
10/16/00
3/31/01     1.30#@         (0.68)#@        68
3/31/02     1.30           (0.86)          70
             Mid Cap Value Portfolio Class A
2/8/99-
3/31/99     1.15#           1.60#           6
3/31/00     1.15            1.02           72
3/31/01     1.15            1.10           62
3/31/02     1.15            0.82           59
             Mid Cap Value Portfolio Class B
10/16/00
3/31/01     1.30#           0.99#          62
3/31/02     1.30            0.69           59

               Small Cap Portfolio Class A
2/8/99-
3/31/99     1.15#           0.31#           3
3/31/00     1.15           (0.24)         103
3/31/01     1.15           (0.16)         138
3/31/02     1.15           (0.25)         101

               Small Cap Portfolio Class B
10/16/00
3/31/01     1.30#          (0.08)#        138
3/31/02     1.30           (0.45)         101

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  ++ The ratios reflect an expense cap of 1.15% which is net of custody credits of (0.02%) or waivers/reimbursements if applicable

 @ The ratios reflect an expense cap of 1.15% and 1.30% for Class A and Class B, respectively, which are net of custody credits of (0.01%) or waivers/reimbursements if applicable

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                            EXPENSES                          NET INVESTMENT INCOME (LOSS)
                                            -----------------------------------------   -----------------------------------------
                                            3/31/99#   3/31/00    3/31/01    3/31/02    3/31/99#   3/31/00    3/31/01    3/31/02
                                            --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Growth Portfolio Class A..........   2.22%      1.37%      1.48%      1.30%     (1.22)%    (0.90)%     (1.05)%    (0.87)%
Mid Cap Growth Portfolio Class B..........   --         --         1.62#      1.42       --         --         (1.00)#    (0.98)
Mid Cap Value Portfolio Class A...........   2.23       1.47       1.64       1.31       0.52       0.70        0.61       0.65
Mid Cap Value Portfolio Class B...........   --         --         1.64#      1.42       --         --          0.65#      0.57
Small Cap Portfolio Class A...............   2.46       1.45       1.67       1.45      (1.00)     (0.54)      (0.68)     (0.56)
Small Cap Portfolio Class B...............   --         --         1.84#      1.56       --         --         (0.62)#    (0.71)

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVIDENDS
                                                                      DECLARED     DIVIDENDS      NET                      NET
          NET ASSET                   NET REALIZED                    FROM NET     FROM NET      ASSET                    ASSETS
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-     REALIZED      VALUE                    END OF
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT       MENT        GAIN ON      END OF       TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)    INCOME     INVESTMENTS    PERIOD    RETURN(***)   (000'S)
---------------------------------------------------------------------------------------------------------------------------------

                                             International Equity Portfolio Class A
2/8/99-
3/31/99      $10.00      $0.02          $  0.32          $  0.34       $--          $--          $10.34        3.40%     $ 13,693

3/31/00       10.34       0.01             3.21             3.22        (0.06)       (0.30)       13.20       31.36        20,390
3/31/01       13.20       0.02            (4.44)           (4.42)       --           (0.47)        8.31      (34.10)       12,802
3/31/02        8.31       0.03            (0.93)           (0.90)       --           (0.05)        7.36      (10.84)        9,076

                                             International Equity Portfolio Class B

10/16/00-
3/31/01       10.77       0.02            (2.02)           (2.00)       --           (0.47)        8.30      (19.33)        5,223
3/31/02        8.30       0.01            (0.91)           (0.90)       --           (0.05)        7.35      (10.86)       18,895

                                           Diversified Fixed Income Portfolio Class A
2/8/99-
3/31/99       10.00       0.06            (0.12)           (0.06)       --           --            9.94       (0.60)       15,229

3/31/00        9.94       0.53            (0.42)            0.11        (0.42)       --            9.63        1.22        16,784
3/31/01        9.63       0.57             0.24             0.81        (0.57)       --            9.87        8.66        16,428
3/31/02        9.87       0.44            (0.26)            0.18        (0.29)       --            9.76        1.82        14,972

                                           Diversified Fixed Income Portfolio Class B

10/16/00-
3/31/01        9.99       0.24             0.21             0.45        (0.57)       --            9.87        4.71         6,655
3/31/02        9.87       0.40            (0.24)            0.16        (0.28)       --            9.75        1.57        48,365

                                               Cash Management Portfolio Class A

2/8/99-
3/31/99       10.00       0.06           --                 0.06        --           --           10.06        0.60         2,021
3/31/00       10.06       0.45             0.01             0.46        (0.28)       --           10.24        4.59         4,123
3/31/01       10.24       0.56             0.02             0.58        (0.11)       --           10.71        5.73         4,897
3/31/02       10.71       0.24             0.01             0.25        (0.07)       --           10.89        2.32         8,283

                                               Cash Management Portfolio Class B

10/16/00-
3/31/01       10.56       0.18             0.07             0.25        (0.11)       --           10.70        2.40        10,424
3/31/02       10.70       0.21             0.03             0.24        (0.05)       --           10.89        2.27        34,724

--------  ---------------------------------------
                          RATIO OF
                             NET
           RATIO OF      INVESTMENT
          EXPENSES TO     INCOME TO
 PERIOD   AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED     ASSETS(+)    NET ASSETS(+)   TURNOVER
--------  ---------------------------------------

          International Equity Portfolio Class A
2/8/99-
3/31/99     1.30%#          1.43%#          7%
3/31/00     1.30++          0.12++         54
3/31/01     1.30            0.18           26
3/31/02     1.30            0.45           72

          International Equity Portfolio Class B
10/16/00
3/31/01     1.45#           0.36#          26
3/31/02     1.45            0.12           72

            Diversified Fixed Income Portfolio
                         Class A
2/8/99-
3/31/99     1.00#           4.53#          30
3/31/00     1.00            5.48           46
3/31/01     1.00@           5.81@          27
3/31/02     1.00            4.50           44

            Diversified Fixed Income Portfolio
                         Class B
10/16/00
3/31/01     1.15#@          5.84#@         27
3/31/02     1.15            4.10           44

            Cash Management Portfolio Class A
2/8/99-
3/31/99     0.85#           3.97#        --
3/31/00     0.85            4.63         --
3/31/01     0.85            5.45         --
3/31/02     0.85(1)         2.24(1)      --

            Cash Management Portfolio Class B
10/16/00
3/31/01     1.00#           4.52#        --
3/31/02     1.00(1)         1.91(1)      --

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  ++ The ratios reflect an expense cap of 1.30% which is net of custody credits of (0.02%) or waivers/reimbursements if applicable

 @ The ratios reflect an expense cap of 1.00% and 1.15% for Class A and Class B, respectively, which are net of custody credits of (0.01%) or waivers/reimbursements if applicable

 (1) Ratio includes advisory fee recoupment which increased the expense ratio and decreased the net investment income ratio by 0.01% and 0.03% for Class A and Class B, respectively.

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                            EXPENSES                          NET INVESTMENT INCOME (LOSS)
                                            -----------------------------------------   -----------------------------------------
                                            3/31/99#   3/31/00    3/31/01    3/31/02    3/31/99#   3/31/00    3/31/01    3/31/02
                                            --------   --------   --------   --------   --------   --------   --------   --------
International Equity Portfolio Class A....   3.59%      1.93%      2.31%      2.12%     (0.86)%    (0.51)%    (0.83)%    (0.37)%
International Equity Portfolio Class B....   --         --         2.46#      2.20       --         --        (0.65)#    (0.63)
Diversified Fixed Income Portfolio
  Class A.................................   1.91       1.31       1.61       1.17       3.62       5.17       5.21       4.33
Diversified Fixed Income Portfolio
  Class B.................................   --         --         1.66#      1.25       --         --         5.23#      4.00
Cash Management Portfolio Class A.........   8.41       2.95       2.83       0.85      (3.55)      2.53       3.44       2.24
Cash Management Portfolio Class B.........   --         --         1.80#      1.00       --         --         3.72#      1.91

See Notes to Financial Statements

----------------
270

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVIDENDS
                                                                      DECLARED     DIVIDENDS      NET                      NET
          NET ASSET                   NET REALIZED                    FROM NET     FROM NET      ASSET                    ASSETS
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-     REALIZED      VALUE                    END OF
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT       MENT        GAIN ON      END OF       TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)    INCOME     INVESTMENTS    PERIOD    RETURN(***)   (000'S)
---------------------------------------------------------------------------------------------------------------------------------

                                                      Focus Growth Class A

7/5/00-
3/31/01      $10.00      $--            $ (2.81)         $ (2.81)      $--          $--          $ 7.19       (28.10)%   $ 18,787
3/31/02        7.19       (0.04)          (0.09)           (0.13)       --           --            7.06        (1.81)       8,039

                                                      Focus Growth Class B

10/16/00-
3/31/01        8.93      --               (1.74)           (1.74)       --           --            7.19       (19.48)      10,972
3/31/02        7.19       (0.06)          (0.08)           (0.14)       --           --            7.05        (1.95)      33,720

                                                     Focus TechNet Class B

12/29/00-
3/31/01       10.00       (0.01)          (4.27)           (4.28)       --           --            5.72       (42.80)       5,860
3/31/02        5.72       (0.09)          (1.22)           (1.31)       --           --            4.41       (22.90)      12,522

                                                Focus Growth and Income Class B

12/29/00-
3/31/01       10.00        0.01           (1.58)           (1.57)       --           --            8.43       (15.70)       6,435
3/31/02        8.43       (0.03)          (0.08)           (0.11)                                  8.32        (1.25)      21,393

                                                       Focus Value Class B
10/1/01-
3/31/02       10.00       (0.01)           1.80             1.79        --           (0.11)       11.68        17.90       19,589

--------  ---------------------------------------
                          RATIO OF
                             NET
           RATIO OF      INVESTMENT
          EXPENSES TO     INCOME TO
 PERIOD   AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED     ASSETS(+)    NET ASSETS(+)   TURNOVER
--------  ---------------------------------------

              Focus Growth Portfolio Class A
7/5/00-
3/31/01      1.30#++       (0.01)#++      195%
3/31/02      1.30          (0.61)         189

              Focus Growth Portfolio Class B
10/16/00
3/31/01      1.45#++        0.06#++       195
3/31/02      1.45          (0.78)         189

             Focus TechNet Portfolio Class B
12/29/00
3/31/01      1.65#++       (0.51)#++      160
3/31/02      1.65@         (1.22)@        357

             Focus Growth and Income Portfolio
                         Class B
12/29/00
3/31/01      1.45#++        0.28#++        71
3/31/02      1.45@         (0.37)@        187

                    Focus Value Class B
10/1/01-
3/31/02      1.45#@        (0.27)#@        81

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  ++ The ratios reflect an expense cap of 1.30%, 1.45%, 1.65%, and 1.45% for the Focus Growth Class A, Focus Growth Class B, Focus TechNet Class B, Focus Growth and Income Class B, respectively, which are net of custody credits of (0.02%), (0.02%), (0.21%), and (0.20%), respectively, or waivers/reimbursements if applicable

 @ The ratios reflect an expense cap of 1.65%, 1.45% and 1.45% for the Focus
   TechNet Class B, Focus Growth and Income Class B, and Focus Value Class B, respectively which are net of custody credits of 0.01%.

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                       NET INVESTMENT
                                                                   EXPENSES             INCOME (LOSS)
                                                              -------------------   ---------------------
                                                              3/31/01#   3/31/02     3/31/01#    3/31/02
                                                              --------   --------   ----------   --------
Focus Growth Portfolio Class A..............................   1.88%      1.52%      (0.59)%     (0.83)%
Focus Growth Portfolio Class B..............................   1.90       1.66       (0.39)      (0.99)
Focus TechNet Portfolio Class B.............................   3.81       2.97(1)    (2.67)      (2.54)(1)
Focus Growth and Income Portfolio Class B...................   4.35       2.47(1)    (2.62)      (1.40)(1)
Focus Value Portfolio Class B...............................   --         2.54#(1)    --         (1.36)#(1)

 (1) Gross of custody credits of 0.01%

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Seasons Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/ Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio, Stock Portfolio, Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio, Diversified Fixed Income Portfolio, Cash Management Portfolio, Focus Growth Portfolio, Focus TechNet Portfolio, Focus Growth and Income Portfolio and Focus Value Portfolio (constituting the nineteen portfolios of Seasons Series Trust, hereafter referred to as the "Trust") at March 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
May 17, 2002

----------------
272

----------------

SEASONS SERIES TRUST
SHAREHOLDERS TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Seasons Series Trust is required to be provided to the shareholders based upon each Portfolio's income and distributions for the fiscal year ended March 31, 2002.

During the fiscal year ended March 31, 2002 the Portfolios paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                                                              QUALIFYING % FOR THE
                                                              NET LONG-TERM      70% DIVIDENDS
                                                              CAPITAL GAINS    RECEIVED DEDUCTION
                                                              -------------   --------------------
Multi Managed Growth........................................   $3,210,000              0.78%
Managed Moderate Growth.....................................    2,172,000              0.75%
Multi-Managed Income/Equity.................................    2,547,000              1.40%
Multi-Managed Income........................................      636,000              0.98%
Asset Allocation: Diversified Growth........................    1,453,000             28.79%
Stock.......................................................    7,056,000             62.16%
Large Cap Growth............................................      --               --
Large Cap Composite.........................................      --                  67.85%
Large Cap Value.............................................      832,000             80.10%
Mid Cap Growth..............................................      --               --
Mid Cap Value...............................................    1,174,000             87.25%
Small Cap...................................................      --               --
International Equity........................................      156,000          --
Diversified Fixed Income....................................      --                   0.82%
Cash Management.............................................      --               --
Focus Growth................................................      --               --
Focus Technet...............................................      --               --
Focus Growth & Income.......................................      --                   9.59%
Focus Value.................................................      --                   9.39%

------------

   The International Equity Portfolio makes an election under Internal Revenue
    Code Section 853 to pass through foreign taxes paid by the Portfolio to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended March 31, 2002 was $31,404. The gross foreign source income for information reporting is $322,100.

                                                                ----------------

----------------

SEASONS SERIES TRUST
TRUSTEE INFORMATION (UNAUDITED)

The following table contains information regarding the Trustees that oversee operations of the Portfolios and other investment companies within the Fund complex.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                             IN FUND
         NAME,                                                                               COMPLEX
      ADDRESS AND         POSITION HELD    LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN
    DATE OF BIRTH*         WITH TRUST     TIME SERVED          DURING PAST 5 YEARS         BY TRUSTEE
-----------------------   -------------   ------------   --------------------------------  -----------
INDEPENDENT TRUSTEE
Carl D. Covitz               Trustee      One year       Owner and President, Landmark         57
DOB: March 31, 1939                                      Capital, Inc. (since 1973)
Moniac C. Lozano             Trustee      Three years    President and Chief Operating         57
DOB: July 21, 1956                                       Officer (since 2000) La Opinion
                                                         (newspaper publishing concern)
                                                         and Associate Publisher
                                                         (1991-1999) and Executive Editor
                                                         (1995-1999) thereof
Gilbert T. Ray               Trustee      One year       Retired Partner, O'Melveny &          57
DOB: September 18, 1944                                  Myers LLP (since 2000); and
                                                         Attorney (1972-2000) thereof
Allan L. Sher                Trustee      Four years     Retired Brokerage Executive           57
DOB: October 19, 1931                                    (since 1992)
Bruce G. Willison            Trustee      One year       Dean, Anderson School at UCLA         57
DOB: October 16, 1948                                    (since 1999)

INTERESTED TRUSTEE
Jana W. Greer               Tristee,      One year       President, SunAmerica Retirement      57
DOB: December 30, 1951    Chairman and                   Markets, Inc. (since 1996), and
                            President                    Executive Vice President thereof
                                                         (1994-1996); Senior Vice
                                                         President and Director,
                                                         SunAmerica, Inc. (since 1991)


         NAME,
      ADDRESS AND            OTHER DIRECTORSHIPS HELD
    DATE OF BIRTH*                  BY TRUSTEE
-----------------------  --------------------------------
INDEPENDENT TRUSTEE
Carl D. Covitz           Director, Kayne Anderson Mutual
DOB: March 31, 1939      Funds (since 1995); Director,
                         Century Housing Corporation
                         (since 1995).
Moniac C. Lozano         Trustee, University of Southern
DOB: July 21, 1956       California (since 1991);
                         Director, California Healthcare
                         Foundation (since 1998);
                         Director, The Walt Disney
                         Company (since 2000); Director,
                         Union Bank of California (since
                         2001).
Gilbert T. Ray           Director, Marriott Services
DOB: September 18, 1944  Corporation (since 1995);
                         Director, Automobile Club of
                         Southern California (since
                         1998); Director and Chairman of
                         the Board, Sierra Monolithics,
                         Inc. (since 1999); Director,
                         Watts, Wyatt & Company (since
                         2000); Director, Ashland
                         University (1996-2000).
Allan L. Sher            Director, Board of Governors,
DOB: October 19, 1931    American Stock Exchange
                         (1991-1994).
Bruce G. Willison        Director, Nordstrom, Inc. (since
DOB: October 16, 1948    1998); Director, H&CB (Housing
                         and Commercial Bank), Seoul,
                         Korea (since 1999); President
                         and Chief Operating Officer,
                         H.F. Ahmanson and Co. (parent
                         company of Home Savings of
                         America) (1996-1999).
INTERESTED TRUSTEE
Jana W. Greer            Director, National Association
DOB: December 30, 1951   for Variable Annuities (since
                         1999).

------------------------------
 * The business address for each Trustee is 1 SunAmerica Center, Los Angeles, CA 90067-6022.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 445-SUN2.

----------------
274

----------------

SEASONS SERIES TRUST
INDIVIDUAL PORTFOLIO REVIEWS

To help you better understand the investment management of your SEASONS SELECT VARIABLE ANNUITY, we have included on the following pages investment comments regarding the 18 investment portfolios of the Season Series Trust, the underlying investments of your SEASONS SELECT VARIABLE ANNUITY. Each SEASONS STRATEGY invests in a different allocation of these underlying portfolios (not all portfolios are included in each STRATEGY):

1.  Multi-Managed Growth Portfolio
2.  Multi-Managed Moderate Growth Portfolio
3.  Multi-Managed Income/Equity Portfolio
4.  Multi-Managed Income Portfolio
5.  Asset Allocation: Diversified Growth Portfolio
6.  Stock Portfolio

SEASONS SELECT PORTFOLIOS

7.  Large Cap Growth Portfolio
8.  Large Cap Composite Portfolio
9.  Large Cap Value Portfolio
10. Mid Cap Growth Portfolio
11. Mid Cap Value Portfolio
12. Small Cap Portfolio
13. International Equity Portfolio
14. Diversified Fixed Income Portfolio
15. Focus Growth Portfolio
16. Focus TechNet Portfolio
17. Focus Growth and Income Portfolio
18. Cash Management Portfolio
19. Focus Value Portfolio

Asset allocations for each STRATEGY, as shown in your SEASONS SELECT prospectus, represent a "neutral asset allocation mix"; actual allocations may vary based on performance and the money managers' evaluation of market conditions. For more information on the composition of the SEASONS STRATEGIES as well as their underlying portfolios, please refer to your SEASONS SELECT prospectus.

SEASONS SELECT Portfolios are two-thirds actively managed, one-third passively managed. The one-third passive management is designed to replicate the performance of the appropriate index. Each of the remaining thirds is actively managed by experts who bring their knowledge and experience to the security selection and asset allocation processes.

In the following pages, we have also included graphs that compare the portfolio's performance with certain market indices. These graphs show the hypothetical growth of a $10,000 investment in the Seasons Series Trust portfolio versus the same $10,000 investment in comparable market indices, from the portfolio's inception date through March 31, 2002. Descriptions of these market indices are provided next to the individual graphs.

PLEASE NOTE THAT THE GRAPHS AND TABLES THAT ACCOMPANY THE FOLLOWING INVESTMENT COMMENTS SHOW THE PERFORMANCE OF THE PORTFOLIO AT THE SEASONS SERIES TRUST LEVEL. THE RETURNS SHOWN REPRESENT CLASS A SHARES, UNLESS OTHERWISE NOTED, AND INCLUDE ALL TRUST EXPENSES, BUT NO INSURANCE COMPANY EXPENSES ASSOCIATED WITH THE VARIABLE ANNUITY AND NO CONTINGENT DEFERRED SALES CHARGE. THE RETURNS FOR CLASS B SHARES, WHICH BECAME AVAILABLE OCTOBER 16, 2000, DIFFER FROM CLASS A ONLY TO THE EXTENT THAT CLASS B SHARES ARE SUBJECT TO 12b-1 FEES. IF THESE FEES WERE REFLECTED, RETURNS FOR CLASS B SHARES WOULD BE LOWER THAN THOSE SHOWN. ALL DIVIDENDS ARE ASSUMED TO BE REINVESTED. NO EXPENSES ARE DEDUCTED FROM THE PERFORMANCE OF THE INDICES.

                                                                ----------------

MULTI-MANAGED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Management LLC
                                          Wellington Management Company, LLP

Managed Components:                       Aggressive Growth, Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MULTI-MANAGED       BLENDED      LEHMAN BROTHERS  S&P 500
         GROWTH CLASS A  BENCHMARK INDEX  AGGREGATE INDEX   INDEX
4/15/97         $10,000          $10,000          $10,000  $10,000
4/97            $10,180          $10,361          $10,104  $10,624
5/97            $10,800          $10,941          $10,200  $11,270
6/97            $10,990          $11,320          $10,321  $11,775
7/97            $11,880          $11,968          $10,600  $12,711
8/97            $11,530          $11,655          $10,510  $12,000
9/97            $12,100          $12,199          $10,665  $12,657
10/97           $11,830          $11,933          $10,820  $12,235
11/97           $11,870          $12,215          $10,870  $12,801
12/97           $11,947          $12,399          $10,980  $13,020
1/98            $12,059          $12,473          $11,120  $13,164
2/98            $12,684          $13,115          $11,111  $14,113
3/98            $13,155          $13,578          $11,149  $14,835
4/98            $13,411          $13,683          $11,207  $14,984
5/98            $13,104          $13,452          $11,313  $14,727
6/98            $13,810          $13,768          $11,410  $15,325
7/98            $13,697          $13,480          $11,434  $15,162
8/98            $12,059          $12,024          $11,620  $12,973
9/98            $12,950          $12,682          $11,892  $13,804
10/98           $13,349          $13,294          $11,829  $14,926
11/98           $14,138          $13,865          $11,896  $15,830
12/98           $15,705          $14,456          $11,932  $16,741
1/99            $17,129          $14,832          $12,017  $17,441
2/99            $16,422          $14,287          $11,806  $16,900
3/99            $17,887          $14,646          $11,871  $17,576
4/99            $18,449          $15,211          $11,909  $18,256
5/99            $17,648          $15,038          $11,804  $17,826
6/99            $18,594          $15,587          $11,767  $18,814
7/99            $18,002          $15,237          $11,717  $18,228
8/99            $18,241          $15,085          $11,711  $18,137
9/99            $18,646          $14,924          $11,847  $17,641
10/99           $19,602          $15,433          $11,891  $18,757
11/99           $21,182          $15,779          $11,890  $19,139
12/99           $24,461          $16,590          $11,833  $20,265
1/00            $24,238          $16,099          $11,794  $19,247
2/00            $26,819          $16,529          $11,937  $18,883
3/00            $26,658          $17,196          $12,094  $20,730
4/00            $25,019          $16,714          $12,059  $20,106
5/00            $23,716          $16,343          $12,053  $19,694
6/00            $25,355          $16,927          $12,304  $20,179
7/00            $24,573          $16,726          $12,416  $19,864
8/00            $26,372          $17,579          $12,596  $21,098
9/00            $25,367          $17,034          $12,675  $19,984
10/00           $24,176          $16,877          $12,759  $19,899
11/00           $21,557          $15,928          $12,968  $18,330
12/00           $21,921          $16,323          $13,209  $18,420
1/01            $22,391          $16,862          $13,424  $19,074
2/01            $19,709          $15,897          $13,541  $17,334
3/01            $18,421          $15,251          $13,609  $16,236
4/01            $19,997          $16,078          $13,552  $17,498
5/01            $19,785          $16,239          $13,633  $17,615
6/01            $19,315          $16,167          $13,685  $17,187
7/01            $18,694          $16,009          $13,991  $17,017
8/01            $17,558          $15,445          $14,152  $15,952
9/01            $16,164          $14,443          $14,317  $14,664
10/01           $16,558          $14,834          $14,616  $14,944
11/01           $17,361          $15,589          $14,414  $16,090
12/01           $17,535          $15,825          $14,322  $16,231
1/02            $17,182          $15,709          $14,438  $15,994
2/02            $16,525          $15,510          $14,578  $15,686
3/02            $16,990          $15,988          $14,336  $16,276

----------------------------------
MULTI-MANAGED GROWTH PORTFOLIO AVERAGE ANNUAL TOTAL
RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                      -7.77%
  Since Inception (4/15/97)                   11.28%
----------------------------------

Returns reflect the performance of Class A shares.

The Blended Benchmark Index consists of 51% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 27% Lehman Brothers Aggregate Index, 20% Russell 2000 Index, and 2% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

For the twelve-month reporting period ended March 31, 2002, the Portfolio Class A shares returned -7.77%, compared to the blended benchmark return of 4.83%, and the S&P 500 Index return of 0.24%.

The aggressive growth component benefited from changes to the portfolio's composition in 2001. Management reduced holdings in the technology and telecommunications sectors, and diversified broadly among several areas including defense, specialty healthcare, trucking and specialty retailing. The specialty retailing sector, in particular, performed well by the reporting period's end. The growth component endured a difficult investing environment during the reporting period. While holdings in the financial services (CITIGROUP) and healthcare (TENET HEALTHCARE) sectors performed well, media and telecommunications stocks suffered from slumping advertising revenues even before the terrorist attacks of September 11.

In the fixed-income component, the portfolio's positions in high-yield and investment-grade credit issues, as well as mortgages and its allocation to emerging markets, helped performance during the first quarter of 2002. Management expects the bond market to experience rising yields in the near term, if as expected, the Federal Reserve Board raises short-term interest rates later in the year.

The Multi-Managed Growth Portfolio comprises 50% of the Growth Strategy -- one of the four Seasons Strategies.

----------------
276

MULTI-MANAGED MODERATE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth, with capital preservation as a secondary objective

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Management LLC
                                          Wellington Management Company, LLP

Managed Components:                       Aggressive Growth, Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MULTI-MANAGED MODERATE      BLENDED      LEHMAN BROTHERS  S&P 500
             GROWTH CLASS A      BENCHMARK INDEX  AGGREGATE INDEX   INDEX
4/15/97                 $10,000          $10,000          $10,000  $10,000
4/97                    $10,160          $10,294          $10,104  $10,624
5/97                    $10,700          $10,779          $10,200  $11,270
6/97                    $10,890          $11,101          $10,321  $11,775
7/97                    $11,620          $11,656          $10,600  $12,711
8/97                    $11,330          $11,416          $10,510  $12,000
9/97                    $11,830          $11,875          $10,665  $12,657
10/97                   $11,610          $11,705          $10,820  $12,235
11/97                   $11,650          $11,920          $10,870  $12,801
12/97                   $11,753          $12,087          $10,980  $13,020
1/98                    $11,845          $12,170          $11,120  $13,164
2/98                    $12,317          $12,661          $11,111  $14,113
3/98                    $12,686          $13,020          $11,149  $14,835
4/98                    $12,881          $13,112          $11,207  $14,984
5/98                    $12,666          $12,953          $11,313  $14,727
6/98                    $13,199          $13,205          $11,410  $15,325
7/98                    $13,107          $12,972          $11,434  $15,162
8/98                    $11,917          $11,899          $11,620  $12,973
9/98                    $12,645          $12,474          $11,892  $13,804
10/98                   $12,932          $12,923          $11,829  $14,926
11/98                   $13,548          $13,373          $11,896  $15,830
12/98                   $14,699          $13,832          $11,932  $16,741
1/99                    $15,744          $14,127          $12,017  $17,441
2/99                    $15,138          $13,651          $11,806  $16,900
3/99                    $16,204          $13,929          $11,871  $17,576
4/99                    $16,612          $14,378          $11,909  $18,256
5/99                    $16,006          $14,234          $11,804  $17,826
6/99                    $16,664          $14,631          $11,767  $18,814
7/99                    $16,236          $14,361          $11,717  $18,228
8/99                    $16,382          $14,236          $11,711  $18,137
9/99                    $16,675          $14,160          $11,847  $17,641
10/99                   $17,344          $14,533          $11,891  $18,757
11/99                   $18,473          $14,802          $11,890  $19,139
12/99                   $20,772          $15,405          $11,833  $20,265
1/00                    $20,568          $15,047          $11,794  $19,247
2/00                    $22,430          $15,464          $11,937  $18,883
3/00                    $22,346          $15,942          $12,094  $20,730
4/00                    $21,216          $15,569          $12,059  $20,106
5/00                    $20,351          $15,283          $12,053  $19,694
6/00                    $21,637          $15,801          $12,304  $20,179
7/00                    $21,120          $15,678          $12,416  $19,864
8/00                    $22,442          $16,360          $12,596  $21,098
9/00                    $21,769          $15,991          $12,675  $19,984
10/00                   $20,928          $15,883          $12,759  $19,899
11/00                   $19,234          $15,227          $12,968  $18,330
12/00                   $19,653          $15,612          $13,209  $18,420
1/01                    $20,008          $16,077          $13,424  $19,074
2/01                    $18,219          $15,392          $13,541  $17,334
3/01                    $17,338          $14,920          $13,609  $16,236
4/01                    $18,389          $15,544          $13,552  $17,498
5/01                    $18,275          $15,693          $13,633  $17,615
6/01                    $17,949          $15,671          $13,685  $17,187
7/01                    $17,580          $15,610          $13,991  $17,017
8/01                    $16,799          $15,225          $14,152  $15,952
9/01                    $15,790          $14,466          $14,317  $14,664
10/01                   $16,174          $14,851          $14,616  $14,944
11/01                   $16,728          $15,403          $14,414  $16,090
12/01                   $16,822          $15,584          $14,322  $16,231
1/02                    $16,584          $15,523          $14,438  $15,994
2/02                    $16,138          $15,397          $14,578  $15,686
3/02                    $16,435          $15,731          $14,336  $16,276

----------------------------------
MULTI-MANAGED MODERATE GROWTH PORTFOLIO AVERAGE
ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                      -5.27%
  Since Inception (4/15/97)                   10.54%
----------------------------------

Returns reflect the performance of Class A shares.

The Blended Benchmark Index consists of 37.9% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 42.3% Lehman Brothers Aggregate Index, 18.0% Russell 2000 Index, and 1.8% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

The Portfolio Class A shares posted a -5.27% return for the twelve-month reporting period compared to a return of 5.43% for the blended benchmark, and 0.24% for the S&P 500 Index.

The management team believes that the balanced component of the portfolio was most responsible for the underperformance of the benchmark index. In anticipation of an economic recovery in late 2001, the asset allocation favored stocks, while the blended benchmark index had a heavier allocation to fixed income. Due to weaker than anticipated performance by the equity markets, the portfolio's heavier allocation to stocks hurt performance. More recently, management has rebalanced the asset mix of the portfolio to reduce overall volatility.

The fixed-income component performed well during the reporting period, as bond funds outperformed equity funds for the second consecutive year in 2001. As the economy showed signs of improvement during the last half of the reporting period, the fixed income market posted average returns in the first quarter of 2002.

The aggressive growth and growth components experienced quite a bit of volatility during the reporting period. Although technology holdings continued to under-perform, management increased its holdings in cyclical groups in the hope that it would lead to good performance going forward.

The Multi-Managed Moderate Growth Portfolio comprises 55% of the Moderate Growth Strategy -- one of the four Seasons Strategies.

                                                                ----------------

MULTI-MANAGED INCOME/EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:                     Conservation of principal, while maintaining some potential for long- term growth

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Management LLC
                                          Wellington Management Company, LLP

Managed Components:                       Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MULTI-MANAGED          BLENDED      LEHMAN BROTHERS  S&P 500
         INCOME/EQUITY CLASS A  BENCHMARK INDEX  AGGREGATE INDEX   INDEX
4/15/97                $10,000          $10,000          $10,000  $10,000
4/97                   $10,180          $10,275          $10,104  $10,624
5/97                   $10,410          $10,548          $10,200  $11,270
6/97                   $10,590          $10,787          $10,321  $11,775
7/97                   $11,170          $11,260          $10,600  $12,711
8/97                   $10,920          $10,990          $10,510  $12,000
9/97                   $11,200          $11,296          $10,665  $12,657
10/97                  $11,220          $11,276          $10,820  $12,235
11/97                  $11,300          $11,485          $10,870  $12,801
12/97                  $11,411          $11,626          $10,980  $13,020
1/98                   $11,606          $11,765          $11,120  $13,164
2/98                   $11,884          $12,044          $11,111  $14,113
3/98                   $12,110          $12,277          $11,149  $14,835
4/98                   $12,233          $12,360          $11,207  $14,984
5/98                   $12,223          $12,366          $11,313  $14,727
6/98                   $12,531          $12,602          $11,410  $15,325
7/98                   $12,541          $12,576          $11,434  $15,162
8/98                   $12,017          $12,101          $11,620  $12,973
9/98                   $12,592          $12,542          $11,892  $13,804
10/98                  $12,695          $12,842          $11,829  $14,926
11/98                  $12,993          $13,149          $11,896  $15,830
12/98                  $13,594          $13,429          $11,932  $16,741
1/99                   $14,116          $13,679          $12,017  $17,441
2/99                   $13,721          $13,385          $11,806  $16,900
3/99                   $14,201          $13,613          $11,871  $17,576
4/99                   $14,414          $13,818          $11,909  $18,256
5/99                   $14,041          $13,633          $11,804  $17,826
6/99                   $14,350          $13,859          $11,767  $18,814
7/99                   $14,158          $13,679          $11,717  $18,228
8/99                   $14,201          $13,653          $11,711  $18,137
9/99                   $14,393          $13,631          $11,847  $17,641
10/99                  $14,723          $13,953          $11,891  $18,757
11/99                  $15,138          $14,048          $11,890  $19,139
12/99                  $15,947          $14,283          $11,833  $20,265
1/00                   $15,877          $14,015          $11,794  $19,247
2/00                   $16,454          $14,037          $11,937  $18,883
3/00                   $16,831          $14,615          $12,094  $20,730
4/00                   $16,312          $14,443          $12,059  $20,106
5/00                   $15,912          $14,342          $12,053  $19,694
6/00                   $16,407          $14,652          $12,304  $20,179
7/00                   $16,348          $14,663          $12,416  $19,864
8/00                   $16,960          $15,105          $12,596  $21,098
9/00                   $16,642          $14,901          $12,675  $19,984
10/00                  $16,442          $14,945          $12,759  $19,899
11/00                  $15,830          $14,710          $12,968  $18,330
12/00                  $16,139          $14,911          $13,209  $18,420
1/01                   $16,472          $15,244          $13,424  $19,074
2/01                   $15,691          $14,866          $13,541  $17,334
3/01                   $15,281          $14,601          $13,609  $16,236
4/01                   $15,755          $14,942          $13,552  $17,498
5/01                   $15,691          $15,034          $13,633  $17,615
6/01                   $15,511          $14,949          $13,685  $17,187
7/01                   $15,550          $15,115          $13,991  $17,017
8/01                   $15,230          $14,911          $14,152  $15,952
9/01                   $14,820          $14,620          $14,317  $14,664
10/01                  $15,191          $14,909          $14,616  $14,944
11/01                  $15,396          $15,160          $14,414  $16,090
12/01                  $15,363          $15,143          $14,322  $16,231
1/02                   $15,255          $15,148          $14,438  $15,994
2/02                   $15,091          $15,145          $14,578  $15,686
3/02                   $15,105          $15,175          $14,336  $16,276

----------------------------------
MULTI-MANAGED INCOME/EQUITY PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                      -1.15%
  Since Inception (4/15/97)                    8.67%
----------------------------------

Returns reflect the performance of Class A shares.

The Blended Benchmark Index consists of 33.4% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 63.8% Lehman Brothers Aggregate Index, and 2.8% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

For the twelve-month period ended March 31, 2002, the Portfolio Class A shares returned -1.15%, compared to the blended benchmark return of 3.93%.

Falling interest rates throughout much of the reporting period rewarded the fixed-income sector of the market. The portfolio saw its positions in high-yield and investment-grade credit issues perform well, as investors poured assets into fixed income securities, especially higher quality issues. In the first quarter of 2002, the Federal Reserve Board took a more balanced view of interest rates as the economy showed signs of breaking free of its recession. This pressure on interest rates held back returns in the fixed-income sector in the first three months of the year.

The growth and balanced components of the portfolio have re-balanced their assets in response to a market in which equities performed poorly. The portfolio currently maintains an underweight position in the technology sector relative to the S&P 500 Index. In general, the management team has re-allocated its assets to sectors it believes are poised to benefit from an anticipated economic recovery in 2002; these sectors include energy, defense and retail.

The Multi-Managed Income/Equity Portfolio comprises 55% of the Balanced Growth Strategy -- one of the four Seasons Strategies.

----------------
278

MULTI-MANAGED INCOME PORTFOLIO

INVESTMENT OBJECTIVE:                     Capital preservation

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Management LLC
                                          Wellington Management Company, LLP

Managed Components:                       Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MULTI-MANAGED       BLENDED      LEHMAN BROTHERS  S&P 500
         INCOME CLASS A  BENCHMARK INDEX  AGGREGATE INDEX   INDEX
4/15/97         $10,000          $10,000          $10,000  $10,000
4/97            $10,160          $10,193          $10,104  $10,624
5/97            $10,340          $10,379          $10,200  $11,270
6/97            $10,510          $10,561          $10,321  $11,775
7/97            $10,940          $10,938          $10,600  $12,711
8/97            $10,760          $10,757          $10,510  $12,000
9/97            $10,980          $10,989          $10,665  $12,657
10/97           $11,060          $11,055          $10,820  $12,235
11/97           $11,120          $11,186          $10,870  $12,801
12/97           $11,236          $11,312          $10,980  $13,020
1/98            $11,422          $11,451          $11,120  $13,164
2/98            $11,557          $11,588          $11,111  $14,113
3/98            $11,691          $11,724          $11,149  $14,835
4/98            $11,774          $11,794          $11,207  $14,984
5/98            $11,826          $11,851          $11,313  $14,727
6/98            $12,012          $12,016          $11,410  $15,325
7/98            $12,022          $12,016          $11,434  $15,162
8/98            $11,815          $11,874          $11,620  $12,973
9/98            $12,260          $12,232          $11,892  $13,804
10/98           $12,271          $12,352          $11,829  $14,926
11/98           $12,457          $12,540          $11,896  $15,830
12/98           $12,762          $12,696          $11,932  $16,741
1/99            $13,064          $12,862          $12,017  $17,441
2/99            $12,709          $12,612          $11,806  $16,900
3/99            $12,988          $12,756          $11,871  $17,576
4/99            $13,107          $12,876          $11,909  $18,256
5/99            $12,849          $12,732          $11,804  $17,826
6/99            $12,967          $12,822          $11,767  $18,814
7/99            $12,849          $12,710          $11,717  $18,228
8/99            $12,838          $12,695          $11,711  $18,137
9/99            $12,967          $12,755          $11,847  $17,641
10/99           $13,128          $12,934          $11,891  $18,757
11/99           $13,333          $12,979          $11,890  $19,139
12/99           $13,655          $13,062          $11,833  $20,265
1/00            $13,620          $12,915          $11,794  $19,247
2/00            $13,923          $13,000          $11,937  $18,883
3/00            $14,178          $13,360          $12,094  $20,730
4/00            $13,923          $13,260          $12,059  $20,106
5/00            $13,725          $13,209          $12,053  $19,694
6/00            $14,109          $13,489          $12,304  $20,179
7/00            $14,132          $13,553          $12,416  $19,864
8/00            $14,516          $13,859          $12,596  $21,098
9/00            $14,399          $13,804          $12,675  $19,984
10/00           $14,318          $13,869          $12,759  $19,899
11/00           $14,144          $13,864          $12,968  $18,330
12/00           $14,435          $14,086          $13,209  $18,420
1/01            $14,704          $14,360          $13,424  $19,074
2/01            $14,423          $14,235          $13,541  $17,334
3/01            $14,263          $14,137          $13,609  $16,236
4/01            $14,423          $14,280          $13,552  $17,498
5/01            $14,435          $14,367          $13,633  $17,615
6/01            $14,361          $14,351          $13,685  $17,187
7/01            $14,533          $14,587          $13,991  $17,017
8/01            $14,459          $14,565          $14,152  $15,952
9/01            $14,276          $14,499          $14,317  $14,664
10/01           $14,618          $14,792          $14,616  $14,944
11/01           $14,606          $14,824          $14,414  $16,090
12/01           $14,530          $14,770          $14,322  $16,231
1/02            $14,517          $14,830          $14,438  $15,994
2/02            $14,491          $14,897          $14,578  $15,686
3/02            $14,389          $14,794          $14,336  $16,276

----------------------------------
MULTI-MANAGED INCOME PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                       0.88%
  Since Inception (4/15/97)                    7.61%
----------------------------------

Returns reflect the performance of Class A shares.

The Blended Benchmark Index consists of 17.35% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 80.95% Lehman Brothers Aggregate Index, and 1.70% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

The Portfolio Class A shares generated a return of 0.88% for the twelve-month reporting period ended March 31, 2002. The portfolio's blended benchmark returned 4.65% over the same time frame.

In 2001, a slowing economy, faltering corporate earnings and the terrorist attacks of September 11 prompted the Federal Reserve Board to cut interest rates eight times (325 basis points) during the reporting period. This helped fuel a flight to quality by investors, as bond prices generally rise when interest rates fall. The fixed-income component of the portfolio benefited as its positions in high-yield and investment-grade credit issues, as well as mortgages and emerging markets, performed well. As of March 31, 2002, the portfolio's effective duration was 5.8 years versus 5.4 years for the benchmark index.

While the aforementioned events helped the fixed-income sector of the market, equity securities suffered through another tough year, as the S&P 500 Index had consecutive negative returns for calendar years 2000 and 2001 for the first time since 1973-74. The balanced component struggled during most of the reporting period due to its heavy asset allocation to growth stocks rather than value stocks, which outperformed growth. The growth component saw poor performance from several holdings in the media sector (AOL TIME WARNER, LIBERTY MEDIA, COMCAST and CABLEVISION).

The Multi-Managed Income Portfolio comprises 60% of the Conservative Growth Strategy -- one of the four Seasons Strategies.

                                                                ----------------

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Capital appreciation

PORTFOLIO MANAGER:                        Putnam Investment Management, Inc.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         ASSET ALLOCATION:
         DIVERSIFIED GROWTH      BLENDED      LEHMAN BROTHERS  S&P 500
              CLASS A        BENCHMARK INDEX  AGGREGATE INDEX   INDEX
4/15/97             $10,000          $10,000          $10,000  $10,000
4/97                $10,180          $10,180          $10,104  $10,624
5/97                $10,620          $10,703          $10,200  $11,270
6/97                $10,900          $11,135          $10,321  $11,775
7/97                $11,400          $11,762          $10,600  $12,711
8/97                $11,030          $11,171          $10,510  $12,000
9/97                $11,610          $11,697          $10,665  $12,657
10/97               $11,100          $11,317          $10,820  $12,235
11/97               $11,240          $11,618          $10,870  $12,801
12/97               $11,240          $11,782          $10,980  $13,020
1/98                $11,065          $11,998          $11,120  $13,164
2/98                $11,609          $12,668          $11,111  $14,113
3/98                $12,009          $13,144          $11,149  $14,835
4/98                $12,070          $13,258          $11,207  $14,984
5/98                $11,968          $13,134          $11,313  $14,727
6/98                $12,234          $13,496          $11,410  $15,325
7/98                $12,163          $13,443          $11,434  $15,162
8/98                $10,686          $11,989          $11,620  $12,973
9/98                $11,035          $12,432          $11,892  $13,804
10/98               $11,558          $13,284          $11,829  $14,926
11/98               $12,111          $13,919          $11,896  $15,830
12/98               $12,750          $14,518          $11,932  $16,741
1/99                $13,081          $14,894          $12,017  $17,441
2/99                $12,719          $14,493          $11,806  $16,900
3/99                $13,092          $14,978          $11,871  $17,576
4/99                $13,475          $15,457          $11,909  $18,256
5/99                $13,102          $15,052          $11,804  $17,826
6/99                $13,651          $15,660          $11,767  $18,814
7/99                $13,506          $15,447          $11,717  $18,228
8/99                $13,330          $15,411          $11,711  $18,137
9/99                $13,206          $15,224          $11,847  $17,641
10/99               $13,807          $15,928          $11,891  $18,757
11/99               $14,211          $16,233          $11,890  $19,139
12/99               $15,145          $17,082          $11,833  $20,265
1/00                $14,580          $16,338          $11,794  $19,247
2/00                $14,535          $16,280          $11,937  $18,883
3/00                $15,467          $17,405          $12,094  $20,730
4/00                $14,879          $16,898          $12,059  $20,106
5/00                $14,635          $16,605          $12,053  $19,694
6/00                $15,012          $17,050          $12,304  $20,179
7/00                $14,824          $16,778          $12,416  $19,864
8/00                $15,478          $17,481          $12,596  $21,098
9/00                $14,990          $16,779          $12,675  $19,984
10/00               $14,835          $16,680          $12,759  $19,899
11/00               $14,036          $15,820          $12,968  $18,330
12/00               $14,403          $16,038          $13,209  $18,420
1/01                $14,474          $16,430          $13,424  $19,074
2/01                $13,747          $15,313          $13,541  $17,334
3/01                $12,985          $14,542          $13,609  $16,236
4/01                $13,829          $15,410          $13,552  $17,498
5/01                $13,841          $15,382          $13,633  $17,615
6/01                $13,560          $15,043          $13,685  $17,187
7/01                $13,302          $14,967          $13,991  $17,017
8/01                $12,810          $14,364          $14,152  $15,952
9/01                $11,895          $13,410          $14,317  $14,664
10/01               $12,106          $13,688          $14,616  $14,944
11/01               $12,692          $14,381          $14,414  $16,090
12/01               $12,823          $14,456          $14,322  $16,231
1/02                $12,536          $14,199          $14,438  $15,994
2/02                $12,368          $14,082          $14,578  $15,686
3/02                $12,811          $14,505          $14,336  $16,276

----------------------------------
ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                      -1.34%
  Since Inception (4/15/97)                    5.12%
----------------------------------

Returns reflect the performance of Class A shares.

The Blended Benchmark Index consists of 60% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 20% Lehman Brothers Aggregate Index, and 20% Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The MSCI EAFE Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

PERFORMANCE REVIEW

The Asset Allocation: Diversified Growth Portfolio Class A shares returned -1.34% for the twelve-month period ended March 31, 2002, compared to its blended benchmark index return of 0.00%.

The portfolio's U.S. growth equity holdings struggled during a period in which investors preferred value-oriented to growth-oriented issues. Un-rewarded stock selection within the technology (particularly software) and telecommunications sectors were significant negative contributors to results.

In contrast, the portfolio's non-U.S. equity holdings, though registering absolute losses, outpaced the broad non-U.S. markets by several percentage points thanks to consistently superior stock selection, and generally successful country weightings throughout the year. U.S. fixed-income holdings posted moderate gains in line with those of the overall U.S. bond markets.

----------------
280

STOCK PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term capital appreciation, with a secondary objective of increasing dividend income.

PORTFOLIO MANAGER:                        T. Rowe Price Associates, Inc.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         STOCK CLASS A  S&P 500 INDEX
4/15/97        $10,000        $10,000
4/97           $10,440        $10,624
5/97           $11,160        $11,879
6/97           $11,700        $12,411
7/97           $12,510        $13,398
8/97           $11,870        $12,648
9/97           $12,540        $13,341
10/97          $12,170        $12,896
11/97          $12,620        $13,492
12/97          $12,893        $13,724
1/98           $13,126        $13,875
2/98           $14,190        $14,876
3/98           $14,859        $15,637
4/98           $14,950        $15,794
5/98           $14,565        $15,523
6/98           $15,052        $16,153
7/98           $14,920        $15,981
8/98           $12,599        $13,674
9/98           $13,359        $14,550
10/98          $14,434        $15,732
11/98          $15,315        $16,685
12/98          $16,404        $17,646
1/99           $16,643        $18,384
2/99           $16,218        $17,813
3/99           $16,798        $18,525
4/99           $17,347        $19,243
5/99           $16,850        $18,789
6/99           $17,772        $19,831
7/99           $17,223        $19,213
8/99           $17,047        $19,117
9/99           $16,726        $18,594
10/99          $17,741        $19,770
11/99          $18,415        $20,173
12/99          $19,933        $21,360
1/00           $19,251        $20,287
2/00           $19,977        $19,903
3/00           $21,561        $21,850
4/00           $20,857        $21,193
5/00           $20,142        $20,758
6/00           $21,429        $21,269
7/00           $21,110        $20,937
8/00           $22,771        $22,238
9/00           $21,605        $21,064
10/00          $21,363        $20,975
11/00          $19,262        $19,321
12/00          $19,821        $19,415
1/01           $20,445        $20,104
2/01           $18,455        $18,271
3/01           $16,900        $17,114
4/01           $18,631        $18,444
5/01           $18,855        $18,567
6/01           $18,372        $18,115
7/01           $18,066        $17,937
8/01           $16,877        $16,814
9/01           $15,605        $15,456
10/01          $16,193        $15,751
11/01          $17,501        $16,959
12/01          $17,857        $17,108
1/02           $17,256        $16,858
2/02           $16,875        $16,533
3/02           $16,276        $17,155

----------------------------------
STOCK PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                       4.36%
  Since Inception (4/15/97)                   12.12%
----------------------------------

Returns reflect the performance of Class A shares.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.

PERFORMANCE REVIEW

For the twelve-month reporting period ended March 31, 2002, the Stock Portfolio Class A shares posted a return of 4.36%, versus the benchmark S&P 500 Index return of 0.24%.

Stocks struggled during most of the reporting period despite the Federal Reserve Board's aggressive interest rate reductions. Less-than-stellar corporate earnings reports throughout 2001, and the terrorist attacks on American soil on September 11, sent the majority of stocks into a tailspin that did not end until the fourth quarter of the year, when the markets began to rebound.

In 2002, the portfolio began to see modest gains from its three largest sectors -- financials, health care, and consumer discretionary. However, losses in telecommunication services, industrials and business services, and information technology were more severe, and dragged portfolio results down by the end of the reporting period.

As the economy shows signs of recovery, the management team expects stocks within the portfolio to benefit and post moderate gains throughout 2002.

                                                                ----------------

LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Janus Capital Management LLC
                                          Goldman Sachs Asset Management
                                          AIG Global Investment Corp.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LARGE CAP     S&P 500/BARRA
        GROWTH CLASS A  GROWTH INDEX
2/8/99         $10,000       $10,000
2/99           $10,080       $10,017
3/99           $10,770       $10,502
4/99           $11,070       $10,481
5/99           $10,620       $10,176
6/99           $11,380       $10,903
7/99           $10,950       $10,559
8/99           $11,040       $10,705
9/99           $11,140       $10,524
10/99          $11,940       $11,251
11/99          $12,630       $11,736
12/99          $14,204       $12,602
1/00           $13,733       $11,763
2/00           $14,459       $12,010
3/00           $15,288       $13,120
4/00           $14,327       $12,471
5/00           $13,529       $11,962
6/00           $14,204       $12,927
7/00           $13,764       $12,351
8/00           $14,613       $13,067
9/00           $13,662       $11,791
10/00          $13,304       $11,484
11/00          $11,770       $10,264
12/00          $11,578        $9,820
1/01           $12,032       $10,100
2/01           $10,420        $8,913
3/01            $9,512        $8,111
4/01           $10,523        $8,835
5/01           $10,443        $8,856
6/01           $10,159        $8,736
7/01            $9,887        $8,713
8/01            $9,126        $8,128
9/01            $8,400        $7,581
10/01           $8,582        $7,862
11/01           $9,229        $8,558
12/01           $9,308        $8,570
1/02            $9,126        $8,557
2/02            $8,774        $8,305
3/02            $9,058        $8,502

----------------------------------
LARGE CAP GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                      -4.77%
  Since Inception (2/8/99)                    -3.10%
----------------------------------

Returns reflect the performance of Class A shares.

The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios: conversely, the growth index has firms with lower book-to-price ratios. Each company in the index is assigned to either the value or growth index so that the two style indices "add up" to the full index. Like the full S&P indexes, the value and growth indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value.

PERFORMANCE REVIEW

For the twelve-month period ended March 31, 2002, the Large Cap Growth Portfolio Class A shares returned -4.77%, versus a 0.24% return for the S&P 500 Index.

During the reporting period, the portfolio was negatively impacted by its overweight position in the media and communication sector, one of the weakest performing areas of the market. In this group, the portfolio currently owns VIACOM, INC., a large media conglomerate. While the stock performed poorly along with the sector, management believes the firm is uniquely positioned because it does not rely solely upon advertising for growth and it enjoys several recurring revenue streams. The portfolio's results were also hurt by several holdings in the pharmaceutical industry.

The travel and leisure industries performed quite well over the twelve-month period, because business activity from a number of these companies exceeded analysts' expectations. The portfolio's strongest performers included HARRAH'S ENTERTAINMENT, INC. (0.5%), MARRIOTT INTERNATIONAL, INC. (0.3%) and STARWOOD HOTELS & RESORTS (0.3%). Immediately following the September 11 terrorist attacks, the market was anticipating a sluggish near-term travel environment. However, the portfolio's holdings were able to thrive as a result of their respective business strategies.

----------------
282

LARGE CAP COMPOSITE PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital and growth of dividend income

PORTFOLIO MANAGERS:                       T. Rowe Price Associates, Inc.
                                          SunAmerica Asset Management Corp.
                                          AIG Global Investment Corp.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LARGE CAP      S&P 500
        COMPOSITE CLASS A   INDEX
2/8/99            $10,000  $10,000
2/99              $10,020   $9,964
3/99              $10,440  $10,363
4/99              $10,790  $10,764
5/99              $10,470  $10,511
6/99              $11,100  $11,093
7/99              $10,790  $10,748
8/99              $10,720  $10,694
9/99              $10,500  $10,401
10/99             $11,120  $11,059
11/99             $11,480  $11,285
12/99             $12,411  $11,949
1/00              $11,880  $11,349
2/00              $12,151  $11,134
3/00              $13,094  $12,223
4/00              $12,522  $11,855
5/00              $12,070  $11,612
6/00              $12,712  $11,898
7/00              $12,532  $11,712
8/00              $13,615  $12,440
9/00              $12,893  $11,783
10/00             $12,532  $11,733
11/00             $11,338  $10,808
12/00             $11,559  $10,861
1/01              $11,837  $11,246
2/01              $10,714  $10,221
3/01               $9,944   $9,573
4/01              $10,768  $10,317
5/01              $10,832  $10,386
6/01              $10,511  $10,134
7/01              $10,340  $10,034
8/01               $9,656   $9,406
9/01               $8,854   $8,646
10/01              $9,057   $8,811
11/01              $9,816   $9,487
12/01              $9,931   $9,570
1/02               $9,632   $9,431
2/02               $9,450   $9,249
3/02               $9,835   $9,597

----------------------------------
LARGE CAP COMPOSITE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                      -1.10%
  Since Inception (2/8/99)                    -0.53%
----------------------------------

Returns reflect the performance of Class A shares.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.

PERFORMANCE REVIEW

The Large Cap Composite Portfolio Class A shares posted a -1.10% return for the twelve-month period ended March 31, 2002, compared to the 0.24% return of the S&P 500 Index.

While struggling along with the general equity market malaise in the first half of the annual period, the portfolio performed relatively well in the second half.

Over the past six months, management's focus has been on diversifying the stocks held within the portfolio. In the first quarter of 2002, management reduced its holdings in technology. The portfolio's holdings in this sector are now underweight with respect to the S&P 500 Index. The portfolio is also significantly overweight relative to the index in energy holdings, which has helped performance recently. Additionally, management has made investments in sectors that it thinks are best positioned to benefit from an economic recovery. Therefore, large positions in energy are now accompanied by new holdings in defense and retail companies.

As earnings season commences, the management team believes that investors remain skittish about the general strength of the economic recovery. Investor worries generally center on the fact that corporations have yet to exhibit positive earnings gains to support a capital spending recovery. The portfolio's management firmly believes that corporate earnings growth must return for stocks to break out of their current volatile state, they anticipate economic improvement through the remainder of 2002.

                                                                ----------------

LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       AIG Global Investment Corp.
                                          T. Rowe Price Associates, Inc.
                                          Wellington Management Company, LLP

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LARGE CAP    S&P 500/BARRA
        VALUE CLASS A   VALUE INDEX
2/8/99        $10,000        $10,000
2/99           $9,890         $9,905
3/99          $10,210        $10,205
4/99          $11,200        $11,086
5/99          $11,110        $10,887
6/99          $11,460        $11,304
7/99          $11,140        $10,957
8/99          $10,830        $10,679
9/99          $10,360        $10,262
10/99         $10,820        $10,842
11/99         $10,760        $10,779
12/99         $10,905        $11,183
1/00          $10,418        $10,828
2/00           $9,673        $10,151
3/00          $10,781        $11,209
4/00          $10,833        $11,134
5/00          $11,226        $11,168
6/00          $10,729        $10,727
7/00          $10,936        $10,942
8/00          $11,620        $11,675
9/00          $11,609        $11,673
10/00         $12,013        $11,890
11/00         $11,661        $11,282
12/00         $12,329        $11,862
1/01          $12,732        $12,362
2/01          $12,284        $11,544
3/01          $11,981        $11,088
4/01          $12,587        $11,840
5/01          $12,889        $11,964
6/01          $12,643        $11,576
7/01          $12,587        $11,376
8/01          $12,105        $10,719
9/01          $11,152         $9,702
10/01         $11,174         $9,702
11/01         $11,937        $10,318
12/01         $12,180        $10,476
1/02          $11,983        $10,189
2/02          $11,902        $10,097
3/02          $12,272        $10,614

----------------------------------
LARGE CAP VALUE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                       2.43%
  Since Inception (2/8/99)                     6.74%
----------------------------------

Returns reflect the performance of Class A shares.

The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with high book-to-price ratios: conversely, the growth index has firms with lower book-to-price ratios. Each company in the index is assigned to either the value or growth index so that the two style indices "add up" to the full index. Like the full S&P indexes, the value and growth indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value.

PERFORMANCE REVIEW

The Large Cap Value Portfolio Class A shares returned 2.43% for the twelve-month period ended March 31, 2002. The S&P 500 Value Index returned -4.28% for the same period.

Some of the best performing stocks during the period included DELL, NIKE, TERADYNE, MIRANT and CATERPILLAR. Some of the weakest stocks during this period included WORLDCOM, ADELPHIA, HEWLETT-PACKARD, and JP MORGAN CHASE. The top five holdings as of March 31, 2002 were EXXON MOBIL, CITIGROUP, HARTFORD FINANCIAL, KIMBERLY CLARK and ALCOA. Currently, the portfolio is most heavily weighted in the financials, utilities and industrial and commercial sectors. The current gross yield on the portfolio is 1.7%.

The management team believes that the economy is in a solid recovery mode, although the pace and duration of that recovery remains in question. The market's upside potential, in management's opinion, will be limited by its current price/earnings multiple of approximately 23, which is high by historical standards. Management, however, does expect corporate earnings to look favorable this year compared to the past 18 months, and real Gross Domestic Product (GDP) growth to be 3% on a domestic and global basis over the next reporting period. They also feel inflation will remain under control, but will move higher as the year progresses.

----------------
284

MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Wellington Management Company, LLP
                                          T. Rowe Price Associates, Inc.
                                          AIG Global Investment Corp.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MID CAP      RUSSELL MIDCAP
        GROWTH CLASS A   GROWTH INDEX
2/8/99         $10,000         $10,000
2/99            $9,790          $9,862
3/99           $10,460         $10,411
4/99           $10,840         $10,886
5/99           $10,850         $10,746
6/99           $11,610         $11,496
7/99           $11,440         $11,130
8/99           $11,260         $11,014
9/99           $11,310         $10,920
10/99          $12,120         $11,765
11/99          $13,250         $12,983
12/99          $15,498         $15,231
1/00           $15,272         $15,228
2/00           $18,460         $18,430
3/00           $18,399         $18,449
4/00           $16,841         $16,658
5/00           $15,652         $15,444
6/00           $17,199         $17,082
7/00           $16,779         $16,001
8/00           $18,716         $18,414
9/00           $17,712         $17,513
10/00          $16,933         $16,315
11/00          $14,206         $12,769
12/00          $15,106         $13,442
1/01           $15,869         $14,210
2/01           $13,785         $11,752
3/01           $12,090         $10,070
4/01           $13,889         $11,748
5/01           $13,915         $11,693
6/01           $14,018         $11,699
7/01           $13,280         $10,910
8/01           $12,426         $10,120
9/01           $10,601          $8,447
10/01          $11,326          $9,335
11/01          $12,556         $10,340
12/01          $13,022         $10,733
1/02           $12,672         $10,385
2/02           $12,258          $9,796
3/02           $13,034         $10,544

----------------------------------
MID CAP GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                       7.82%
  Since Inception (2/8/99)                     8.81%
----------------------------------

Returns reflect the performance of Class A shares.

Russell Midcap-TM- Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000-Registered Trademark- Growth index.

PERFORMANCE REVIEW

The Mid Cap Growth Portfolio Class A shares returned 7.82%, compared to the benchmark Russell Mid-Cap Growth Index return of 4.7% for the twelve-month period ended March 31, 2002.

During the reporting period, a few of the companies that contributed positively to portfolio performance included MCDATA, FEDEX, GILEAD SCIENCES, INTUIT and STAPLES. Detractors from portfolio performance were companies such as QWEST, NTL, HANDSPRING and SONUS NETWORKS. The top five portfolio holdings as of period end were FEDEX, SERONO, ACE, ECHOSTAR and ST. PAUL COMPANIES. Currently, the portfolio is most heavily weighted in the consumer discretionary, healthcare and technology sectors.

Going forward, the management team believes that the Federal Reserve Board has ended its campaign to reduce interest rates. In fact, they note that intermediate and longer-term rates have already moved higher. Management expects short-term rates to begin to move up by the end of 2002, and that one of the keys to a full economic recovery will be a healthy job market.

                                                                ----------------

MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Lord, Abbett & Company
                                          Goldman Sachs Asset Management
                                          AIG Global Investment Corp.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        MID CAP VALUE CLASS A  RUSSELL MIDCAP VALUE INDEX
2/8/99                $10,000                     $10,000
2/99                   $9,810                      $9,848
3/99                   $9,980                      $9,989
4/99                  $10,920                     $10,935
5/99                  $11,270                     $10,981
6/99                  $11,550                     $11,106
7/99                  $11,230                     $10,828
8/99                  $10,800                     $10,454
9/99                  $10,210                      $9,925
10/99                 $10,250                     $10,217
11/99                 $10,260                     $10,030
12/99                 $10,465                     $10,299
1/00                  $10,028                      $9,683
2/00                   $9,642                      $9,278
3/00                  $10,955                     $10,402
4/00                  $11,173                     $10,444
5/00                  $11,538                     $10,624
6/00                  $11,236                     $10,228
7/00                  $11,517                     $10,467
8/00                  $12,246                     $11,108
9/00                  $12,589                     $11,215
10/00                 $12,808                     $11,428
11/00                 $12,777                     $11,279
12/00                 $14,074                     $12,274
1/01                  $14,040                     $12,229
2/01                  $14,153                     $12,178
3/01                  $13,734                     $11,840
4/01                  $14,458                     $12,491
5/01                  $14,831                     $12,846
6/01                  $14,729                     $12,675
7/01                  $14,763                     $12,624
8/01                  $14,537                     $12,393
9/01                  $13,361                     $11,211
10/01                 $13,678                     $11,271
11/01                 $14,503                     $12,059
12/01                 $15,088                     $12,559
1/02                  $14,967                     $12,686
2/02                  $15,256                     $12,892
3/02                  $16,122                     $13,551

----------------------------------
MID CAP VALUE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                      17.38%
  Since Inception (2/8/99)                    16.43%
----------------------------------

Returns reflect the performance of Class A shares.

Russell Midcap-TM- Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000-Registered Trademark- Value index.

PERFORMANCE REVIEW

The Mid Cap Value Portfolio Class A shares posted a 17.38% return for the twelve-month period ended March 31, 2002, versus the S&P Mid Cap BARRA Value Index's return of 22.0% for the same period.

During the reporting period, the management team reports that stock selection was the main driver of performance, with 11 out of the 13 sectors contributing positively to results. The decision to avoid the telecommunications services sector proved beneficial to overall results as well. The sector was by far the worst performer of the index, with absolute sector returns hovering around -35% for the reporting period.

During the reporting period, the portfolio increased its allocation to the industrial sector. Stock selection and a relative overweight position in the healthcare sector also produced positive returns.

----------------
286

SMALL CAP PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Lord, Abbett & Company
                                          AIG Global Investment Corp.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SMALL CAP CLASS A  RUSSELL 2000 INDEX
2/8/99            $10,000             $10,000
2/99               $9,510              $9,541
3/99               $9,910              $9,690
4/99              $10,530             $10,558
5/99              $10,510             $10,712
6/99              $11,120             $11,196
7/99              $10,830             $10,889
8/99              $10,540             $10,486
9/99              $10,550             $10,489
10/99             $10,750             $10,531
11/99             $11,780             $11,160
12/99             $13,677             $12,423
1/00              $13,222             $12,224
2/00              $15,570             $14,242
3/00              $14,567             $13,303
4/00              $13,191             $12,503
5/00              $12,322             $11,774
6/00              $14,091             $12,800
7/00              $13,170             $12,389
8/00              $14,525             $13,334
9/00              $13,977             $12,942
10/00             $12,922             $12,364
11/00             $11,256             $11,095
12/00             $12,004             $12,048
1/01              $12,295             $12,675
2/01              $10,953             $11,843
3/01              $10,168             $11,264
4/01              $11,054             $12,145
5/01              $11,269             $12,444
6/01              $11,421             $12,873
7/01              $10,801             $12,177
8/01              $10,294             $11,783
9/01               $8,800             $10,197
10/01              $9,345             $10,794
11/01             $10,016             $11,630
12/01             $10,535             $12,347
1/02              $10,307             $12,219
2/02               $9,940             $11,884
3/02              $10,586             $12,839

----------------------------------
SMALL CAP PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                       4.11%
  Since Inception (2/8/99)                     1.83%
----------------------------------

Returns reflect the performance of Class A shares.

Russell 2000-Registered Trademark- Index measures the performance of the 2,000 smallest companies in the Russell 3000-Registered Trademark- Index, and generally represents less than 20% of the total market capitalization of the Russell 3000-Registered Trademark- Index. The Russell 3000-Registered Trademark-Index is comprised of the 3000 largest U.S. companies as determined by market capitalization.

PERFORMANCE REVIEW

The Small Cap Portfolio Class A shares returned 4.11% compared to the Russell 2000 index return of 5.0% for the twelve-month period ended March 31, 2002.

The primary contributor to the portfolio's out-performance of the benchmark was its position in the healthcare sector, which now represents 24% of the assets in the portfolio. An emphasis on the service sector, as well as an underweight position in the technology sector, positively affected overall performance for the reporting period. An underweight position in the financial sector was the most significant detractor from portfolio performance.

The portfolio's top holdings include COHERENT, which makes lasers for industrial applications; IRON MOUNTAIN, a document archive company; and ARMOR HOLDINGS, a security services company. While COHERENT has not contributed strongly to performance in the past year, management believes it is well-positioned for an economic rebound. IRON MOUNTAIN and ARMOR HOLDINGS have both displayed strong performance, as they serve the growing data and physical security needs of businesses.

The portfolio is also diversified among several industries including airlines, chemical, defense, hotel, medical technology, specialty healthcare, specialty retailers and trucking. The portfolio also maintains a diversified position in financial stocks. One of the best performing industries to note is the specialty retailing sector. This sector performed well by the close of the period, as the consumer spending continued to show strength. The portfolio has also decreased its exposure to the energy sector, from 9.5% to 4.8% of assets.

                                                                ----------------

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Lord, Abbett & Company
                                          Goldman Sachs Asset Management International
                                          AIG Global Investment Corp.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        INTERNATIONAL EQUITY CLASS A  MSCI EAFE INDEX
2/8/99                       $10,000          $10,000
2/99                          $9,930           $9,959
3/99                         $10,340          $10,375
4/99                         $10,900          $10,795
5/99                         $10,300          $10,239
6/99                         $10,690          $10,639
7/99                         $10,990          $10,955
8/99                         $11,010          $10,995
9/99                         $10,900          $11,106
10/99                        $11,200          $11,521
11/99                        $11,870          $11,922
12/99                        $12,924          $12,992
1/00                         $12,677          $12,166
2/00                         $13,593          $12,494
3/00                         $13,583          $12,978
4/00                         $12,441          $12,295
5/00                         $12,070          $11,995
6/00                         $12,492          $12,464
7/00                         $12,235          $11,941
8/00                         $12,420          $12,045
9/00                         $11,710          $11,459
10/00                        $11,298          $11,188
11/00                        $10,331          $10,768
12/00                        $10,621          $11,151
1/01                         $10,804          $11,145
2/01                          $9,791          $10,310
3/01                          $8,951           $9,623
4/01                          $9,738          $10,291
5/01                          $9,436           $9,928
6/01                          $8,962           $9,522
7/01                          $8,693           $9,349
8/01                          $8,359           $9,112
9/01                          $7,594           $8,189
10/01                         $7,799           $8,399
11/01                         $8,046           $8,708
12/01                         $8,035           $8,760
1/02                          $7,558           $8,295
2/02                          $7,579           $8,353
3/02                          $7,981           $8,805

----------------------------------
INTERNATIONAL EQUITY PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                     -10.84%
  Since Inception (2/8/99)                    -6.93%
----------------------------------

Returns reflect the performance of Class A shares.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The Index is weighted by market capitalization and therefore has a heavy representation in countries with large stock markets, such as Japan.

PERFORMANCE REVIEW

For the twelve-month period ended March 31, 2002, the International Equity Portfolio Class A shares posted a -10.84% return during the year, versus a -8.50% return by its benchmark, the MSCI EAFE Index.

In many ways, the international equity markets mirrored the U.S. equity markets during the reporting period. Defensive sectors outperformed for much of the year at the expense of more economically sensitive cyclical sectors. As such, the portfolio's overweight position in consumer cyclicals and underweight position in utilities detracted from portfolio performance. An underweight position in the energy sector also hurt results, as the price of oil remained resilient for much of the year. The combination of poor stock returns and a relative overweight position in the information technology sector was a primary cause of portfolio under-performance when compared to the benchmark index. Several of the portfolio's technology holdings in the United Kingdom and Japan announced earnings shortfalls that caused share prices to drop sharply.

On the positive-side, the portfolio maintained an underweight position in the telecommunications services sector as compared to the benchmark index. This sector was one of the weaker performers during the reporting period. Solid stock selection in the financial sector also benefited overall performance.

Management remains confident that the 2002 outlook for global equities is positive. Positive economic news continues to come from the U.S. and Europe. However, management remains keenly aware of the risks that are still prevalent, particularly in the corporate sector, where the path to recovery will continue to be littered with potential setbacks.

----------------
288

DIVERSIFIED FIXED INCOME PORTFOLIO

INVESTMENT OBJECTIVE:                     Relatively high current income and secondarily capital appreciation

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Wellington Management Company, LLP
                                          AIG Global Investment Corp.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          LEHMAN BROTHERS GOVERNMENT/
        DIVERSIFIED FIXED INCOME CLASS A     CORPORATE BOND INDEX
2/8/99                           $10,000                      $10,000
2/99                              $9,880                       $9,896
3/99                              $9,940                       $9,945
4/99                              $9,980                       $9,970
5/99                              $9,850                       $9,867
6/99                              $9,820                       $9,837
7/99                              $9,790                       $9,809
8/99                              $9,770                       $9,801
9/99                              $9,850                       $9,889
10/99                             $9,860                       $9,915
11/99                             $9,910                       $9,909
12/99                             $9,863                       $9,849
1/00                              $9,842                       $9,846
2/00                              $9,957                       $9,969
3/00                             $10,061                      $10,112
4/00                             $10,030                      $10,063
5/00                              $9,988                      $10,054
6/00                             $10,187                      $10,259
7/00                             $10,260                      $10,368
8/00                             $10,406                      $10,514
9/00                             $10,417                      $10,554
10/00                            $10,427                      $10,620
11/00                            $10,479                      $10,802
12/00                            $10,677                      $11,015
1/01                             $10,877                      $11,200
2/01                             $10,976                      $11,315
3/01                             $10,932                      $11,367
4/01                             $10,799                      $11,282
5/01                             $10,844                      $11,347
6/01                             $10,855                      $11,402
7/01                             $11,065                      $11,686
8/01                             $11,165                      $11,835
9/01                             $11,220                      $11,944
10/01                            $11,431                      $12,248
11/01                            $11,276                      $12,047
12/01                            $11,177                      $11,952
1/02                             $11,245                      $12,039
2/02                             $11,348                      $12,141
3/02                             $11,131                      $11,895

----------------------------------
DIVERSIFIED FIXED INCOME PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                       1.82%
  Since Inception (2/8/99)                     3.47%
----------------------------------

Returns reflect the performance of Class A shares.

The Lehman Brothers Governance/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds, each with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher by a nationally recognized statistical rating organization.

PERFORMANCE REVIEW

The Diversified Fixed Income Portfolio Class A shares returned 1.82% , compared to the 4.64% return of the Lehman Brothers Government/Corporate Bond index for the twelve-month period ended March 31, 2002.

The portfolio's exposure to high-quality issues within the spread sector enhanced relative returns. The effective duration for the portfolio as of period end was 5.6 years versus 5.5 years for the Lehman Brother Credit index.

Although Federal Reserve Board policy makers are more optimistic about a U.S. economic recovery, they are still stressing the uncertainty of final demand, and its importance to the continued strength of the economy. Management of the portfolio is also concerned that both the consumer and Corporate America are fragile at this point, and believes the Federal Reserve will keep interest rates at their current level rather than raising them in the near term.

                                                                ----------------

FOCUS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Marsico Capital Management, LLC
                                          Fred Alger Management, Inc.
                                          Jennison Associates, LLC

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        FOCUS GROWTH CLASS A  S&P 500 INDEX
7/5/00               $10,000        $10,000
7/00                  $9,900         $9,898
8/00                 $10,800        $10,513
9/00                  $9,610         $9,958
10/00                 $8,990         $9,916
11/00                 $8,040         $9,134
12/00                 $8,150         $9,179
1/01                  $8,330         $9,505
2/01                  $7,570         $8,638
3/01                  $7,190         $8,091
4/01                  $7,860         $8,719
5/01                  $7,940         $8,778
6/01                  $7,570         $8,564
7/01                  $7,440         $8,480
8/01                  $6,910         $7,949
9/01                  $6,320         $7,307
10/01                 $6,600         $7,447
11/01                 $7,180         $8,018
12/01                 $7,220         $8,088
1/02                  $7,090         $7,970
2/02                  $6,860         $7,816
3/02                  $7,060         $8,110

----------------------------------
FOCUS GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                      -1.81%
  Since Inception (7/5/00)                   -18.16%
----------------------------------

Returns reflect the performance of Class A shares.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.

PERFORMANCE REVIEW

During the twelve-month period ended March 31, 2002, the Focus Growth Portfolio Class A shares returned -1.81%, versus the 0.24% return for the S&P 500 Index.

Several areas that performed well during the reporting period included consumer staples, consumer discretionary and the healthcare sectors, with strong results coming from PEPSI, BED, BATH & BEYOND and JOHNSON & JOHNSON. Steady consumer spending, inventory control and controlled expenses led to strong results for many consumer staple and retail stocks as well. Strong company performance in the financial and industrial sectors included EBAY INC., DELL COMPUTER CORP. and MERRILL LYNCH & CO. INC. Portfolio returns were also aided by underweight positions in the technology and telecommunications sectors.

Factors detracting from performance were disappointing returns from stocks in the energy and utilities sectors (CALPINE and SMITH INTERNATIONAL.) Other detractors from performance included pharmaceutical and biotechnology positions owned earlier in 2001, such as MERCK, PFIZER, and GENENTECH.

In the short term, the management team believes that the market is in a wait-and-see mode. Corporate profits have not rebounded, but given current indicators, they anticipate an improvement sometime during the second half of 2002. Management has also paid particular attention to corporate accounting issues, and will continue to scrutinize companies with aggressive accounting very closely and be sensitive to the quality of earnings reports. Overall, management is optimistic about the markets growth potential and will continue to seek out and invest in companies that they believe will grow their earnings rapidly and consistently.

----------------
290

FOCUS TECHNET PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Dresdner RCM Global Investors, LLC
                                          SunAmerica Asset Management Corp.
                                          Van Wagoner Capital Management, Inc.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          FOCUS TECHNET CLASS B  NASDAQ 100 INDEX
12/29/00                $10,000
12/00                   $10,000           $10,000
1/01                    $11,100           $11,074
2/01                     $7,540            $8,150
3/01                     $5,730            $6,719
4/01                     $7,050            $7,924
5/01                     $6,780            $7,688
6/01                     $6,520            $7,818
7/01                     $5,570            $7,192
8/01                     $4,570            $6,279
9/01                     $3,360            $4,991
10/01                    $3,960            $5,831
11/01                    $4,690            $6,819
12/01                    $4,960            $6,738
1/02                     $4,740            $6,624
2/02                     $4,050            $5,809
3/02                     $4,400            $6,209

----------------------------------
FOCUS TECHNET PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS
AS OF 3/31/02
----------------------------------
  1-Year                                     -22.90%
  Since Inception (12/29/00)                 -48.09%
----------------------------------

Returns reflect the performance of Class B shares.

The Nasdaq-100 Index tracks the performance of the 100 largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Nasdaq-100 Index is calculated under a modified capitalization-weighted methodology.

PERFORMANCE REVIEW

The Focus TechNet Portfolio Class B shares returned -22.90% for the twelve-month period ended March 31, 2002, while the Nasdaq 100 returned -7.60%.

The reporting period was a challenging one for the technology sector. Interest rate cuts during the first half of 2001 gave investors hope that the economy would receive a significant lift. However, corporate earnings remained week, and certain technology areas, such as telecommunications equipment, saw orders fall off significantly. Even before the terrorist attacks of September 11, most sectors within technology -- personal computers, semiconductors, infrastructure, communications and software -- were slumping badly. Therefore, it was no surprise that investors reacted very negatively after the terrorist attacks.

The fourth quarter of 2001 brought with it some hope as prospects for a rebounding economy produced stronger results for technology stocks. The portfolio added to its positions in software and data storage companies, and saw good performances from holdings such as BROCADE COMMUNICATIONS SYSTEMS, EMULEX, NETWORK ASSOCIATES and VERITAS SOFTWARE. As 2002 began, semi-conductor stocks showed strength, as investors seemed to gravitate toward known cyclical stocks. One of the pleasant surprises during the first quarter of 2002 was the strong showing by Asian stocks. The portfolio was well- positioned to take advantage of the good performances by SAMSUNG ELECTRONICS, TAIWAN SEMICONDUCTOR and YAHOO JAPAN. The communications area, however, continues to suffer, and was a significant detractor from overall portfolio performance.

Although there continues to be concern about the strength of the economic recovery, there have been many signs that capital spending will increase. The management team believes that the portfolio will benefit from an increase in spending and equipment orders as the year progresses.

                                                                ----------------

FOCUS GROWTH & INCOME PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital and current income

PORTFOLIO MANAGERS:                       Harris Associates L.P.
                                          Marsico Capital Management, LLC
                                          SunAmerica Asset Management Corp.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          FOCUS GROWTH &
          INCOME CLASS B  S&P 500 INDEX
12/29/00         $10,000
12/00            $10,000        $10,000
1/01             $10,220        $10,355
2/01              $9,040         $9,411
3/01              $8,430         $8,814
4/01              $8,990         $9,499
5/01              $8,960         $9,563
6/01              $8,780         $9,330
7/01              $8,550         $9,239
8/01              $7,960         $8,660
9/01              $7,500         $7,961
10/01             $7,550         $8,113
11/01             $8,230         $8,735
12/01             $8,164         $8,812
1/02              $8,054         $8,683
2/02              $7,904         $8,516
3/02              $8,324         $8,836

----------------------------------
FOCUS GROWTH & INCOME PORTFOLIO AVERAGE ANNUAL TOTAL
RETURNS AS OF 3/31/02
----------------------------------
  1-Year                                      -1.25%
  Since Inception (12/29/00)                 -13.63%
----------------------------------

Returns reflect the performance of Class B shares.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publically in the United States.

PERFORMANCE REVIEW

For the twelve-month reporting period ended March 31, 2002, the Focus Growth and Income Portfolio Class B shares returned -1.25%, compared to the S&P 500 Index return of 0.24%.

Performance for the reporting period was positively affected by positions in the consumer discretionary, financial, health care, and industrial sectors. Industries within these sectors that helped performance were automobiles, retailing, diversified financials, health care equipment and services, and capital goods. The top performing stocks over the course of the fiscal year included FIRST DATA CORPORATION, INTERPUBLIC GROUP, TENET HEALTHCARE, UNITEDHEALTH GROUP, TIFFANY & CO., LOCKHEED MARTIN CORP, and USA EDUCATION. Portfolio performance was also aided by an under-weight position in the technology and telecommunications sectors.

Among the factors detracting from portfolio performance were stocks in the energy and utilities sectors. An underweight position in consumer staples and materials also hurt performance during the reporting period. Other detractors from performance included holding in pharmaceutical and biotechnology companies.

Looking ahead, the management team feels that investor expectations may be too high considering the rebound of equity markets in the latter half of the reporting period. Management's response to this investment environment reflects a disciplined commitment to a core investment philosophy that searches for undervalued companies that show significant upside potential. Management's investment philosophy includes a willingness to look in out-of-favor sectors to find tomorrow's winners.

----------------
292

CASH MANAGEMENT PORTFOLIO

PERFORMANCE REVIEW

During the twelve-month period ended March 31, 2002, the Federal Reserve Board cut interest rates eight times (totaling 325 basis points) bringing interest rates to historic lows.

The Federal Reserve's accommodative policy during 2001 played a large part in the performance of the fixed income sector, which saw bonds outperform equities for a second straight year. Investors displayed a flight to quality attitude during this period, and poured nearly $85 billion into the taxable bond market --more than double the investment in stock funds over the same period.

In the first quarter of 2002, the Federal Reserve's policy took on a balanced outlook with regard to risks in the economy. This policy stance precipitated a sell-off in the Treasury market, which had seen its lowest yields in years.

THE FOCUS VALUE PORTFOLIO

PERFORMANCE REVIEW

The Focus Value Portfolio Class B shares returned 17.90% over the six-month reporting period ended March 31, 2002, versus a 10.99% return by the S&P 500 Index.

As of period end, the banking, media and pharmaceutical sectors represented significant holdings within the portfolio. Financials emerged as the top-contributing sector during the period. Top-performers in financials included STUDENT LOAN, a provider of education loans, and ALLSTATE CORPORATION, despite large insurance claims during the period. Other top performers included E*TRADE, XTO ENERGY and ANTHEM. Industrials and basic materials -- classic value havens -- also contributed significantly to the portfolio's performance. Top industrial names included WASTE MANAGEMENT INC., EMERSON ELECTRIC and 3M CO.

Bottom performers for the reporting period included AOL TIME WARNER, COMCAST and NORTEL NETWORKS. Other detractors from portfolio performance were SBC CORPORATION and SPRINT CORP., which have been battling increased competition in the long-distance market. Stock selection among telephone companies, and a limited exposure to the struggling wireless arena, mitigated the damage delivered by the portfolio's telecommunication holdings. The only other area of poor performance during the period was the energy sector.

In looking towards the next reporting period, the management team expects market volatility to continue. However, they feel such an environment bodes well for the value-oriented firms. They note that careful stock selection takes on even greater importance where undervalued stocks abound, because not all stocks selling at a discount are true value opportunities. Management will seek to invest in companies that it feels are seasoned, well-managed and fundamentally sound firms that are trading at a discount.

                                                                ----------------

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